                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500 Index,
                                                              Russell 1000 Growth Index, and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           27

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President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Capital
Appreciation Fund versus S&P 500(R) Index,
Russell 1000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -29.16%, 5 Years -0.19%, 10 Years 9.84% [PERFORMANCE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
                                         -----------------        --------------      -------------------      -----------------
6/92                                         $ 9,450                 $10,000                 $10,000                $10,000
6/93                                         $12,531                 $11,364                 $10,898                $10,300
6/94                                         $12,531                 $11,524                 $10,866                $10,557
6/95                                         $15,926                 $14,527                 $14,181                $10,878
6/96                                         $19,878                 $18,303                 $18,126                $11,185
6/97                                         $24,389                 $24,657                 $23,804                $11,435
6/98                                         $31,915                 $32,095                 $31,273                $11,620
6/99                                         $40,157                 $39,398                 $39,802                $11,849
6/00                                         $47,265                 $42,262                 $50,014                $12,291
6/01                                         $34,107                 $35,996                 $31,922                $12,691
6/02                                         $25,569                 $29,520                 $23,468                $12,827

CLASS B SHARES Total Returns: 1 Year -29.38%, 5 Years -0.11%, 10 Years 9.91% [PERFORMANCE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)          INDEX(2)           INFLATION (CPI)(3)
                                         -----------------        --------------      -------------------      -----------------
6/92                                         $10,000                $10,000                  $10,000                $10,000
6/93                                         $13,260                $11,364                  $10,898                $10,300
6/94                                         $13,261                $11,524                  $10,866                $10,557
6/95                                         $16,808                $14,527                  $14,181                $10,878
6/96                                         $20,880                $18,303                  $18,126                $11,185
6/97                                         $25,490                $24,657                  $23,804                $11,435
6/98                                         $33,129                $32,095                  $31,273                $11,620
6/99                                         $41,343                $39,398                  $39,802                $11,849
6/00                                         $48,307                $42,262                  $50,014                $12,291
6/01                                         $36,614                $35,996                  $31,922                $12,691
6/02                                         $25,720                $29,520                  $23,468                $12,827

CLASS C SHARES Total Returns: 1 Year -26.42%, 5 Years 0.19%, 10 Years 9.91% [PERFORMANCE GRAPH]

                                          MAINSTAY CAPITAL                            RUSSELL 1000 GROWTH
                                         APPRECIATION FUND        S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
                                         -----------------        --------------      -------------------      -----------------
6/92                                          $10,000                 $10,000                 $10,000               $10,000
6/93                                          $13,260                 $11,364                 $10,898               $10,300
6/94                                          $13,261                 $11,524                 $10,866               $10,557
6/95                                          $16,808                 $14,527                 $14,181               $10,878
6/96                                          $20,880                 $18,303                 $18,126               $11,185
6/97                                          $25,490                 $24,657                 $23,804               $11,435
6/98                                          $33,129                 $32,095                 $31,273               $11,620
6/99                                          $41,344                 $39,398                 $39,802               $11,849
6/00                                          $48,307                 $42,262                 $50,014               $12,291
6/01                                          $34,624                 $35,996                 $31,922               $12,691
6/02                                          $25,731                 $29,520                 $23,468               $12,827


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Real gross domestic product rose 5.0% in the first quarter of 2002, inventory investment increased, and consumer spending remained resilient. Despite these positive economic forces, however, a growing crisis of confidence in corporate accounting and governance overshadowed the market, causing equity prices in general to decline over the first half of the year.

In the wake of the Enron-Arthur Andersen scandal, several companies came under scrutiny for aggressive accounting practices. A rash of earnings disappointments, corporate scandals, bankruptcies, and Wall Street conflict-of-interest investigations reached a crescendo when WorldCom announced a $3.8 billion earnings restatement--a glimpse of problems to come. In the ensuing wave of market cynicism, many investors turned away from stocks entirely.

Meanwhile, tensions were mounting in the Middle East and South Asia, the war on terrorism was moving the United States into deficit spending, and homeland security remained at best an elusive goal. Geopolitical unrest and investor dis-satisfaction gave a pessimistic tone to the equity markets, with large-capitalization stocks recording double-digit negative returns for the first half of 2002.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Capital Appreciation Fund Class A shares returned -18.84%, Class B shares returned -19.14%, and Class C returned -19.13%, excluding all sales charges. All share classes underperformed the -18.68% return for the average Lipper(1) large-cap growth fund over the same period. All share classes also underperformed the -13.16% return of the S&P 500(R) Index(2) for the first six months of 2002 but outperformed the -20.78% return of the Russell 1000 Growth Index(3) over the same period.

STRATEGIC POSITIONING

During the reporting period, the Fund continued to reduce its technology holdings as business spending on technology remained weak and the economic outlook for the rest of the year remained unclear. The move proved beneficial for the Fund's performance, since technology was the worst-performing sector during the first half of 2002. During the reporting period, we added to the Fund's holdings in consumer cyclicals and consumer staples, to benefit from continued strength in consumer spending. We also shifted the Fund's health care holdings from a product to a service orientation, increasing existing posi-tions and establishing new ones for the Fund.


-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.
(3) See footnote on page 5 for more information about the Russell 1000 Growth Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

PERIOD-END                                                                    TOTAL RETURN %
----------                                                                    --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
12/01                                                                           -23.85
6/02                                                                            -18.84

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

CLASS B SHARES
[BAR GRAPH]

PERIOD-END                                                                    TOTAL RETURN %
----------                                                                    --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/01                                                                           -24.47
6/02                                                                            -19.14

See footnote 1 on page 10 for more information on performance.

STRONG AND WEAK PERFORMERS

General Dynamics is a defense contractor that has benefited from the increased defense budget. The company has a top-notch management team and has consistently increased revenues and earnings. The stock price increased by more than 33% over the reporting period.(4)

UnitedHealth Group, the Fund's largest holding, benefited from strong enrollment growth, double-digit price increases, and steady cost containment. The

-------

(4) Unless otherwise noted, returns are for the six months ended June 30, 2002.

CLASS C SHARES
[BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.82
12/01                                                                           -24.46
6/02                                                                            -19.13
Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

company consistently raised earnings estimates, which helped the price increase almost 30% over the six-months ended June 30, 2002.

Bank of America successfully shed noncore businesses, improved its credit quality, increased margins, and held down costs to meet earnings expectations. The Fund's shares returned about 10% over the reporting period.

Perhaps the Fund's worst-performing stock was Tyco International. The company was devastated by allegations of accounting irregularities and other misdeeds. Although Tyco International was once the Fund's largest holding, during the reporting period, we steadily eliminated the stock from the Fund's portfolio, incurring losses along the way.

Omnicom was also surrounded by controversy, especially when a June 2002 article in The Wall Street Journal accused the company of aggressive accounting and two of the company's directors resigned. We have substantially reduced the Fund's position in Omnicom, even though the company remains one of the world's premier advertising agencies.

Intel also underperformed during the reporting period, hindered by weak semi-conductor sales and a floundering market for technology stocks in general. Despite these difficulties, Intel retains a market leadership position.

SIGNIFICANT PURCHASES AND SALES

During the first six months of 2002, the Fund established new positions in health-services provider WellPoint Health Networks, hospital owner-operator Tenet Healthcare, retailer TJX, multibank holding company Fifth Third Bancorp, and drug chain Walgreen. All of these new holdings contributed positively to the Fund's overall performance. Other new purchases that detracted from per-formance included financial firms State Street and Morgan Stanley; semiconductor suppliers, Applied Materials, KLA-Tencor, and Xilinx; and diversified health care product company Johnson & Johnson.

In the first half of the year, the Fund sold stocks in all sectors of the portfolio, most with a positive impact in light of the general decline in the market. The largest sales included Tyco International, General Electric, Electronic Data Systems, Sun Microsystems, Abbott Labs, AOL Time Warner, and Safeway. Subsequent declines in each of these stocks showed the prudence of the Fund's sales.

SECTOR WEIGHTINGS

The Fund uses a bottom-up, stock-by-stock selection process. Allocations to specific sectors result entirely from the Fund's individual stock-selection process and not from top-down sector evaluations. As of June 30, 2002, our bottom-up selection process resulted in the Fund being overweighted relative to the S&P 500 Index in health care services, particularly among companies with strong fundamentals, growing enrollments, and favorable pricing. The Fund was also overweighted in consumer cyclicals, led by solid names such as Harley-Davidson, Kohl's, Bed Bath & Beyond, and Lowe's.

The Fund's growth orientation typically prevents it from participating in the energy sector, which detracted from performance as energy stocks advanced on strong oil and gas prices. As of June 30, 2002, the Fund was also underweighted in financials, largely as a result of our inability to find attractively priced growth companies in this market-sensitive sector. The Fund has not invested in telecommunications stocks for several years, and an underweighted position had a positive impact on performance when WorldCom's setbacks caused telecom stocks in general to severely underperform.

LOOKING AHEAD

Any prospects for a market upturn in the second half of the year will likely depend on the pace at which investor confidence can be restored. To quell concerns over the possibility of a "double dip" recession, the investment community also needs solid confirmation that the U.S. economy can remain in recovery mode. Although it appears unlikely that the Federal Reserve will raise interest rates anytime soon, the central bank's outlook will continue to influence stock prices. While the threat of terrorism is difficult to price into the stock market, there is no question that homeland security will remain an ongoing concern.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, will remain an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/02
    Class A               -25.03%      0.95%      10.47%         10.61%
    Class B               -25.69%      0.18%       9.91%         10.26%
    Class C               -25.69%      0.19%       9.91%         10.26%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/02
    Class A               -29.16%      -0.19%      9.84%         10.22%
    Class B               -29.38%      -0.11%      9.91%         10.26%
    Class C               -26.42%       0.19%      9.91%         10.26%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/02
    Class A              352 out of  171 out of     n/a          97 out of
                         764 funds   314 funds                  196 funds
    Class B              391 out of  196 out of  31 out of       15 out of
                         764 funds   314 funds   93 funds        51 funds
    Class C              391 out of     n/a         n/a         284 out of
                         764 funds                              434 funds
    Average Lipper
    large-cap growth
    fund                  -25.53%      0.82%       8.53%        9.10%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A        $26.67      $0.0000      $0.0000
    Class B        $25.06      $0.0000      $0.0000
    Class C        $25.07      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

MainStay Capital Appreciation Fund

                                 SHARES            VALUE
                               ------------------------------
COMMON STOCKS (99.2%)+

AEROSPACE & DEFENSE (5.3%)
General Dynamics Corp. ......    465,600       $   49,516,560
United Technologies Corp. ...    718,900           48,813,310
                                               --------------
                                                   98,329,870
                                               --------------
AIR FREIGHT & LOGISTICS (1.6%)
FedEx Corp. .................    567,000           30,277,800
                                               --------------

AUTOMOBILES (3.8%)
Harley-Davidson, Inc. .......  1,388,500           71,188,395
                                               --------------
BANKS (4.3%)
Bank Of America Corp. .......    567,000           39,894,120
Fifth Third Bancorp..........    610,600           40,696,490
                                               --------------
                                                   80,590,610
                                               --------------
BEVERAGES (2.2%)
Coca-Cola Co. (The)..........    204,400           11,446,400
PepsiCo, Inc. ...............    608,800           29,344,160
                                               --------------
                                                   40,790,560
                                               --------------
BIOTECHNOLOGY (1.1%)
Amgen Inc. (a)...............    511,000           21,400,680
                                               --------------

COMMERCIAL SERVICES & SUPPLIES (4.3%)
Cendant Corp. (a)............  2,421,300           38,450,244
Concord EFS, Inc. (a)........    785,300           23,668,942
First Data Corp. ............    496,300           18,690,658
                                               --------------
                                                   80,809,844
                                               --------------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)......  2,128,000           29,685,600
                                               --------------

COMPUTERS & PERIPHERALS (1.0%)
International Business
 Machines Corp. .............    256,200           18,446,400
                                               --------------
DIVERSIFIED FINANCIALS (9.1%)
American Express Co. ........    776,700           28,209,744
Citigroup Inc. ..............  1,197,800           46,414,750
Fannie Mae...................    446,500           32,929,375
Household International,
 Inc. .......................    381,600           18,965,520
MBNA Corp. ..................    290,500            9,606,835
Morgan Stanley...............    577,600           24,883,008
State Street Corp. ..........    222,700            9,954,690
                                               --------------
                                                  170,963,922
                                               --------------
FOOD & DRUG RETAILING (3.3%)
Sysco Corp. .................    940,300           25,594,966
Walgreen Co. ................    938,300           36,246,529
                                               --------------
                                                   61,841,495
                                               --------------

                                 SHARES            VALUE
                               ------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Baxter International Inc.
 (a).........................  1,283,000       $   57,016,520

Medtronic, Inc. .............    245,700           10,528,245
                                               --------------
                                                   67,544,765
                                               --------------
HEALTH CARE PROVIDERS & SERVICES (13.0%)
Cardinal Health, Inc. .......    605,000           37,153,050
HCA Inc. ....................    878,500           41,728,750
Laboratory Corp. of America
 Holdings (a)................    434,200           19,821,230
Tenet Healthcare Corp. (a)...    519,300           37,155,915
UnitedHealth Group Inc.
 (a).........................    910,300           83,337,965
WellPoint Health Networks
 Inc. (a)....................    292,900           22,790,549
                                               --------------
                                                  241,987,459
                                               --------------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Starwood Hotels & Resorts
 Worldwide, Inc. (a).........    275,700            9,067,773
                                               --------------

HOUSEHOLD PRODUCTS (1.3%)
Colgate-Palmolive Co. .......    503,800           25,215,190
                                               --------------

INSURANCE (1.4%)
Marsh & McLennan Cos.,
 Inc. .......................    279,700           27,019,020
                                               --------------

IT CONSULTING & SERVICES (0.8%)
SunGard Data Systems Inc.
 (a).........................    545,700           14,450,136
                                               --------------

MACHINERY (1.8%)
Illinois Tool Works Inc. ....    497,900           34,315,268
                                               --------------

MEDIA (3.5%)
Clear Channel Communications,
 Inc. (a)....................    519,860           16,645,917
Omnicom Group Inc. ..........    381,100           17,454,380
Viacom Inc. Class B (a)......    427,922           18,986,899
Walt Disney Co. (The) (a)....    695,400           13,143,060
                                               --------------
                                                   66,230,256
                                               --------------
MULTILINE RETAIL (8.2%)
Costco Wholesale Corp. (a)...    540,300           20,866,386
Kohl's Corp. (a).............    832,000           58,306,560
Target Corp. ................    879,500           32,664,630
Wal-Mart Stores, Inc. .......    743,700           40,910,937
                                               --------------
                                                  152,748,513
                                               --------------
PHARMACEUTICALS (4.8%)
Johnson & Johnson............    805,500           42,095,430
Pfizer Inc. .................  1,346,000           47,110,000
                                               --------------
                                                   89,205,430
                                               --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.5%)
Analog Devices, Inc (a)......    619,700           18,405,090
Applied Materials, Inc (a)...  1,231,400           23,421,228
Intel Corp. .................  1,867,900           34,126,533

-------
+ Percentages indicated are based on Fund net assets.




  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                                 SHARES            VALUE
                               ------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
KLA-Tencor Corp. (a).........    474,500       $   20,873,255
Texas Instruments Inc. ......  1,148,400           27,217,080
Xilinx, Inc. (a).............    761,900           17,089,417
                                               --------------
                                                  141,132,603
                                               --------------
SOFTWARE (3.7%)
Microsoft Corp. (a)..........  1,094,800           59,250,576
Oracle Corp. (a).............  1,130,700           10,707,729
                                               --------------
                                                   69,958,305
                                               --------------
SPECIALTY RETAIL (10.4%)
Bed Bath & Beyond Inc. (a)...  1,557,800           58,791,372
Best Buy Co., Inc. (a).......    674,250           24,475,275
Gap, Inc. (The)..............  1,003,700           14,252,540
Home Depot, Inc. (The).......    878,050           32,250,777
Lowe's Cos., Inc. ...........    892,000           40,496,800
TJX Cos., Inc. (The).........  1,222,400           23,971,264
                                               --------------
                                                  194,238,028
                                               --------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
NIKE, Inc. Class B...........    383,700           20,585,505
                                               --------------
Total Common Stocks
 (Cost $1,900,923,422).......                   1,858,023,427
                                               --------------
                               PRINCIPAL
                                 AMOUNT
                               ----------
SHORT-TERM INVESTMENT (0.3%)

COMMERCIAL PAPER (0.3%)
UBS Finance Delaware LLC
 2.00%, Due 7/1/02...........  $5,635,000           5,634,374
                                               --------------
Total Short-Term Investment
 (Cost $5,634,374)...........                       5,634,374
                                               --------------
Total Investments
 (Cost $1,906,557,796) (b)...       99.5%       1,863,657,801(c)
Cash and Other Assets, Less
 Liabilities.................        0.5            8,909,778
                               ----------      --------------
Net Assets...................      100.0%      $1,872,567,579
                               ==========      ==============
                                NUMBER OF
                               CONTRACTS(D)          VALUE
                               --------------------------------
WRITTEN CALL OPTION (-0.0%)(E)

COMPUTERS & PERIPHERALS (-0.0%)(E)
International Business
 Machines Corp.
 Strike Price @ $80.00
 Expire 7/20/02 (a)..........       (1,080)      $      (64,800)
                                                 --------------
Total Written Call Option
 (Premium ($158,755))........                    $      (64,800)
                                                 ==============

--------------------------------------------------------------
(a)  Non-income producing security.
(b)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(c)  At June 30, 2002 net unrealized depreciation was
     $42,899,995, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $233,610,325 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of 276,510,320.
(d)  One contract relates to 100 shares.
(e)  Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,906,557,796)...........................................       $1,863,657,801
Collateral held for securities loaned, at value (Note 2)....          126,434,586
Receivables:
  Investment securities sold................................           23,941,133
  Dividends.................................................            1,076,665
  Fund shares sold..........................................              671,952
Other assets................................................               32,618
                                                                   --------------
        Total assets........................................        2,015,814,755
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          126,434,586
Written call option, at value (premium received $158,755)
  (Note 2)..................................................               64,800
Payables:
  Investment securities purchased...........................            7,011,933
  Fund shares redeemed......................................            6,280,535
  NYLIFE Distributors.......................................            1,303,500
  Transfer agent............................................            1,102,813
  Manager...................................................              840,851
  Custodian.................................................               16,128
  Trustees..................................................               11,509
Accrued expenses............................................              180,521
                                                                   --------------
        Total liabilities...................................          143,247,176
                                                                   --------------
Net assets..................................................       $1,872,567,579
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      129,128
  Class B...................................................              604,595
  Class C ..................................................                5,176
Additional paid-in capital..................................        2,028,529,987
Accumulated net investment loss.............................          (12,685,919)
Accumulated net realized loss on investments................         (101,209,348)
Net unrealized depreciation on investments and written call
  option....................................................          (42,806,040)
                                                                   --------------
Net assets..................................................       $1,872,567,579
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  344,376,358
                                                                   ==============
Shares of beneficial interest outstanding...................           12,912,795
                                                                   ==============
Net asset value per share outstanding.......................       $        26.67
Maximum sales charge (5.50% of offering price)..............                 1.55
                                                                   --------------
Maximum offering price per share outstanding................       $        28.22
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,515,216,983
                                                                   ==============
Shares of beneficial interest outstanding...................           60,459,510
                                                                   ==============
Net asset value and offering price per share outstanding....       $        25.06
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   12,974,238
                                                                   ==============
Shares of beneficial interest outstanding...................              517,587
                                                                   ==============
Net asset value and offering price per share outstanding....       $        25.07
                                                                   ==============

-------

 * Includes securities on loan with an average cost of $113,973,384 and a market value of $121,521,404.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   6,580,260
  Interest..................................................        194,607
                                                              -------------
    Total income............................................      6,774,867
                                                              -------------
Expenses:
  Manager...................................................      6,699,872
  Distribution--Class B.....................................      6,636,955
  Distribution--Class C.....................................         58,348
  Transfer agent............................................      3,543,167
  Service--Class A..........................................        491,607
  Service--Class B..........................................      2,212,318
  Service--Class C..........................................         19,449
  Shareholder communication.................................        196,630
  Recordkeeping.............................................        122,013
  Custodian.................................................        103,239
  Professional..............................................         95,892
  Trustees..................................................         42,792
  Registration..............................................          2,572
  Miscellaneous.............................................         52,589
                                                              -------------
    Total expenses before waiver............................     20,277,443
Fees waived by Manager......................................       (816,657)
                                                              -------------
    Net expenses............................................     19,460,786
                                                              -------------
Net investment loss.........................................    (12,685,919)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN CALL OPTION:
Net realized gain on investments............................     13,986,601
                                                              -------------
Net change in unrealized appreciation on:
  Security transactions.....................................   (456,204,735)
  Written call option transaction...........................         93,955
                                                              -------------
Net unrealized loss on investments and written call option
  transaction...............................................   (456,110,780)
                                                              -------------
Net realized and unrealized loss on investments and written
  call option transaction...................................   (442,124,179)
                                                              -------------
Net decrease in net assets resulting from operations........  $(454,810,098)
                                                              =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended          Year ended
                                                                 June 30,       December 31,
                                                                  2002*             2001
                                                              --------------   ---------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (12,685,919)  $   (28,605,448)
  Net realized gain (loss) on investments...................      13,986,601      (115,195,949)
  Net change in unrealized appreciation on investments and
    written call option transactions........................    (456,110,780)     (710,017,154)
                                                              --------------   ---------------
  Net decrease in net assets resulting from operations......    (454,810,098)     (853,818,551)
                                                              --------------   ---------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................              --        (3,272,641)
    Class B.................................................              --       (14,973,415)
    Class C.................................................              --          (136,801)
                                                              --------------   ---------------
      Total distributions to shareholders...................              --       (18,382,857)
                                                              --------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      71,382,922       166,042,126
    Class B.................................................      69,309,262       206,267,785
    Class C.................................................       1,054,716         4,408,518
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................              --         3,115,514
    Class B.................................................              --        14,552,594
    Class C.................................................              --           110,942
                                                              --------------   ---------------
                                                                 141,746,900       394,497,479
  Cost of shares redeemed:
    Class A.................................................     (88,394,683)     (170,552,204)
    Class B.................................................    (188,296,199)     (403,175,817)
    Class C.................................................      (3,003,373)       (6,677,860)
                                                              --------------   ---------------
      Decrease in net assets derived from capital share
       transactions.........................................    (137,947,355)     (185,908,402)
                                                              --------------   ---------------
      Net decrease in net assets............................    (592,757,453)   (1,058,109,810)
NET ASSETS:
Beginning of period.........................................   2,465,325,032     3,523,434,842
                                                              --------------   ---------------
End of period...............................................  $1,872,567,579   $ 2,465,325,032
                                                              ==============   ===============
Accumulated net investment loss at end of period............  $  (12,685,919)  $            --
                                                              ==============   ===============

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                           ----------------------------------------------------------------------
                                                           Six months
                                                             ended                       Year ended December 31,
                                                            June 30,     --------------------------------------------------------
                                                             2002+         2001        2000        1999        1998        1997
                                                           ----------    --------    --------    --------    --------    --------
Net asset value at beginning of period...................   $  32.86     $  43.46    $  57.12    $  48.74    $  36.60    $  30.56
                                                            --------     --------    --------    --------    --------    --------
Net investment loss (a)..................................      (0.08)       (0.15)      (0.33)      (0.24)      (0.14)      (0.16)
Net realized and unrealized gain (loss) on investments...      (6.11)      (10.22)      (6.16)      12.22       14.42        7.48
                                                            --------     --------    --------    --------    --------    --------
Total from investment operations.........................      (6.19)      (10.37)      (6.49)      11.98       14.28        7.32
                                                            --------     --------    --------    --------    --------    --------
Less distributions:
 From net realized gain on investments...................         --        (0.23)      (7.17)      (3.60)      (2.14)      (1.28)
                                                            --------     --------    --------    --------    --------    --------
Net asset value at end of period.........................   $  26.67     $  32.86    $  43.46    $  57.12    $  48.74    $  36.60
                                                            ========     ========    ========    ========    ========    ========
Total investment return (b)..............................     (18.84%)     (23.85%)    (11.17%)     24.90%      39.24%      24.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................................      (0.55%)++    (0.41%)     (0.59%)     (0.47%)     (0.34%)     (0.48%)
   Expenses..............................................       1.25%++      1.29%       1.19%       1.19%       1.23%       1.09%
   Net Expenses (after waiver)...........................       1.17%++      1.10%       0.99%       1.00%       1.04%       1.09%
Portfolio turnover rate..................................         41%          44%         38%         41%         29%         35%
Net assets at end of period (in 000's)...................   $344,377     $442,526    $590,366    $587,633    $394,848    $216,292

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                                     Class C
    ---------------------------------------------------------------------------   ----------------------------------------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended        Year ended December 31,
     June 30,    --------------------------------------------------------------    June 30,    ---------------------------
      2002+         2001         2000         1999         1998         1997        2002+       2001      2000      1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------   -------   -------
    $   30.99    $    41.34   $    55.15   $    47.54   $    36.02   $    30.25    $ 31.00     $ 41.35   $ 55.15   $ 47.54
    ----------   ----------   ----------   ----------   ----------   ----------    -------     -------   -------   -------
        (0.18)        (0.39)       (0.72)       (0.61)       (0.45)       (0.34)     (0.18)      (0.39)    (0.72)    (0.61)
        (5.75)        (9.73)       (5.92)       11.82        14.11         7.39      (5.75)      (9.73)    (5.91)    11.82
    ----------   ----------   ----------   ----------   ----------   ----------    -------     -------   -------   -------
        (5.93)       (10.12)       (6.64)       11.21        13.66         7.05      (5.93)     (10.12)    (6.63)    11.21
    ----------   ----------   ----------   ----------   ----------   ----------    -------     -------   -------   -------
           --         (0.23)       (7.17)       (3.60)       (2.14)       (1.28)        --       (0.23)    (7.17)    (3.60)
    ----------   ----------   ----------   ----------   ----------   ----------    -------     -------   -------   -------
    $   25.06    $    30.99   $    41.34   $    55.15   $    47.54   $    36.02    $ 25.07     $ 31.00   $ 41.35   $ 55.15
    ==========   ==========   ==========   ==========   ==========   ==========    =======     =======   =======   =======
       (19.14%)      (24.47%)     (11.85%)      23.90%       38.15%       23.45%    (19.13%)    (24.46%)  (11.82%)   23.90%
        (1.30%)++     (1.16%)      (1.34%)      (1.22%)      (1.09%)      (1.00%)    (1.30%)++   (1.16%)   (1.34%)   (1.22%)
         2.00%++       2.04%        1.94%        1.94%        1.98%        1.61%      2.00%++     2.04%     1.94%     1.94%
         1.92%++       1.85%        1.74%        1.75%        1.79%        1.61%      1.92%++     1.85%     1.74%     1.75%
           41%           44%          38%          41%          29%          35%        41%         44%       38%       41%
   $1,515,217    $2,004,638   $2,905,828   $3,486,486   $2,753,012   $1,869,664    $12,974     $18,162   $27,241   $23,238


        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $36.15
        ------
         (0.10)
         13.63
        ------
         13.53
        ------
         (2.14)
        ------
        $47.54
        ======
         37.66%
         (1.09%)++
          1.98%++
          1.79%++
            29%
        $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

MainStay Capital Appreciation Fund

Written option activity for the six months ended June 30, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2001....................        0     $       0
Options written.............................................   (1,080)     (158,755)
Options expired.............................................        0             0
                                                               ------     ---------
Options outstanding at June 30, 2002........................   (1,080)    $(158,755)
                                                               ======     =========

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $64,848, net of broker fees and rebates, for the six months ended June 30, 2002, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2002:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    1,741,427      $  1,741,427
Janus Government Money Market Fund..........................   25,225,876        25,225,876
Cash with Security Lending Agent............................                          1,525
                                                                               ------------
                                                                                 26,968,828
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
COMMERCIAL PAPER
Autobahn Funding Corp.
  1.95%, due 7/2/02.........................................  $ 4,466,000         4,465,758
                                                                               ------------

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
MASTER NOTE
Bank of America Securities
  2.13%, due 7/1/02.........................................  $35,000,000      $ 35,000,000
                                                                               ------------
REPURCHASE AGREEMENTS
Goldman Sachs Group Inc. (The)
  4.02%, due 12/31/02
  (Collateralized by
  $57,785,349 First Boston Mortgage Securities Corp. 1998-C2
    Class B 6.59%, due 11/11/30 Market Value $61,200,000)...   60,000,000        60,000,000
                                                                               ------------
                                                                                 99,465,758
                                                                               ------------
Total investments made with cash collateral.................                   $126,434,586
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Capital Appreciation Fund

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets and had voluntarily established fee breakpoints of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% annually on assets up to $200 million, 0.65% annually on assets from $200 million to $500 million and 0.50% in assets in excess of $500 million. For the six months ended June 30, 2002 the Manager earned $6,699,872 and waived $816,657 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002, a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established fee breakpoints, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee of 0.36% on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life.

The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $9,894 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $17,650, $812,777 and $1,367, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $3,543,167.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $23,024 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $122,013 for the six months ended June 30, 2002.

MainStay Capital Appreciation Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $5,373,298 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $109,822,651 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $893,279 and $1,061,288, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2002*               DECEMBER 31, 2000
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   2,336      2,407      36      4,741      6,060     126
Shares issued in reinvestment of
  distributions.............................      --         --      --        104        482       4
                                              ------    -------    ----     ------    -------    ----
                                               2,336      2,407      36      4,845      6,542     130
Shares redeemed.............................  (2,892)    (6,632)   (104)    (4,960)   (12,143)   (203)
                                              ------    -------    ----     ------    -------    ----
Net decrease................................    (556)    (4,225)    (68)      (115)    (5,601)    (73)
                                              ======    =======    ====     ======    =======    ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSCA10-08/02
                                                                04

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Capital Appreciation Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston Convertible
                                                              Securities Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Convertible
Fund versus Credit Suisse First Boston(TM)
Convertible Securities Index and Inflation

CLASS A SHARES Total Returns: 1 Year -13.50%, 5 Years 5.39%, 10 Years 10.23%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERIOD END                                                FUND                  SECURITIES INDEX(1)          INFLATION (CPI)(2)
----------                                        --------------------         --------------------          ------------------
6/92                                                    $  9,450                     $ 10,000                     $ 10,000
6/93                                                      11,916                       12,070                       10,300
6/94                                                      12,989                       12,266                       10,557
6/95                                                      15,004                       14,292                       10,878
6/96                                                      17,128                       16,547                       11,185
6/97                                                      19,247                       19,052                       11,435
6/98                                                      21,593                       21,716                       11,620
6/99                                                      23,000                       24,253                       11,849
6/00                                                      30,025                       31,535                       12,291
6/01                                                      28,927                       27,803                       12,691
6/02                                                      26,477                       24,345                       12,827

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -13.63%, 5 Years 5.56%, 10 Years 10.28% Class C Total Returns: 1 Year -10.07%, 5 Years 5.80%, 10 Years 10.28%

                              [PERFORMANCE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERIOD END                                               FUND                  SECURITIES INDEX(1)          INFLATION (CPI)(2)
----------                                        --------------------         -------------------          ------------------
6/92                                                    $ 10,000                     $ 10,000                     $ 10,000
6/93                                                      12,610                       12,070                       10,300
6/94                                                      13,745                       12,266                       10,557
6/95                                                      15,831                       14,292                       10,878
6/96                                                      17,959                       16,547                       11,185
6/97                                                      20,073                       19,052                       11,435
6/98                                                      22,364                       21,716                       11,620
6/99                                                      23,654                       24,253                       11,849
6/00                                                      30,630                       31,535                       12,291
6/01                                                      29,302                       27,803                       12,691
6/02                                                      26,612                       24,345                       12,827

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Credit Suisse First Boston(TM) Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, are rated B- or higher by S&P, and have an issue size of greater than $100 million. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2002, the equity markets suffered from weak corporate earnings and severe setbacks in investor confidence. As corporate profits continued to deteriorate, hopes for a rebound in the second half of 2002 faded. Many market participants now believe that a recovery is more likely in 2003.

On the heels of the Enron debacle, WorldCom provided an initial glimpse into its difficulties by announcing a $3.8 billion earnings restatement. Earnings disappointments, corporate scandals, bankruptcies, and insider-trading investigations have all taken their toll on investor confidence. Meanwhile, tensions in the Middle East and South Asia continued to mount, the war on terrorism began to fuel deficit spending, and concerns over homeland security brought a somber mood to the securities markets.

Fortunately, some positive economic indicators helped to counterbalance the pessimistic outlook. Real gross domestic product grew at a healthy 5.0% in the first quarter of 2002. Inflation and interest rates both remained low, even without Federal Reserve intervention during the first half of the year. Inventory investment increased and consumer spending remained relatively resilient. Even so, with confidence in corporate America unusually weak, equity investors may need evidence of a sustainable economic recovery before they return to the market.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Convertible Fund Class A shares returned -5.83% and Class B and Class C shares returned -6.18%, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the -6.07% return for the average Lipper(1) convertible securities fund over the same period. All share classes outperformed the -8.61% return of the Credit Suisse First Boston(TM) Convertible Securities Index(2) for the first six months of 2002.

As of June 30, 2002, MainStay Convertible Fund Class A, Class B, and Class C shares received an Overall Morningstar Rating(TM) of four stars out of 60 convertible funds.(3) All of the Fund's share classes were rated four stars out of 60 convertible funds for the three-year period ended June 30, 2002. Class A and Class B shares were rated four stars out of 43 convertible funds for the five-year period then ended. Class B shares were rated four stars out of 17 convertible funds for the 10-year period then ended.

STRONG PERFORMERS

The Fund did not make any dramatic sector shifts during the first half of 2002. As bottom-up investors, we continue to look for convertible securities with favorable


(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston Convertible Securities Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR GRAPH]


PERIOD ENDED                                                                TOTAL RETURN %
------------                                                                --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
12/00                                                                             7.24
12/01                                                                            -4.01
6/02                                                                             -5.83

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote 1 on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR GRAPH]

PERIOD ENDED                                                                TOTAL RETURN %
------------                                                                --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
12/00                                                                             6.51
12/01                                                                            -4.76
6/02                                                                             -6.18

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote 1 on page 8 for more information on performance.

risk/reward profiles. Specifically, we seek securities that can participate in upside potential with limited downside risk.

In a reporting period marked by weak corporate profits, companies with more predictable earnings streams continued to be perceived as a potential "safe haven." The health care sector performed well in the first half of 2002, with strong performance from AmeriSource Bergen. The pharmaceutical distributor's earnings are not tied to the economy and its business is largely driven by the increasing prescription-drug needs of an aging population. Anthem, a health-benefit company, was another strong performer in the first half of the year. The company's stock advanced on better pricing among HMOs and the fact that people tend to get sick regardless of the state of the economy. As a group, hospital companies also advanced, since their business isn't economically driven.

The Fund benefited from strong investor interest in Northrop Grumman as the war on terrorism continued and tensions mounted in South Asia, Iraq, and the Middle East. Northrop Grumman is a global aerospace and defense company that serves military, government, and commercial customers in the United States and around the globe.

Other companies that performed well for the Fund were more closely tied to the economy. International Paper, Union Pacific, and Ford all showed relative strength as evidence mounted that the economy was improving. These so-called old-economy names also performed well as the market continued to punish new-economy companies with virtually any relationship to technology.

WEAK PERFORMERS

Seeking an intelligent way to participate in the potential of technology, the Fund held securities of Kulicke & Soffa, a company that makes equipment used to manufacture and package semiconductors. Since the company serves a wide spectrum of semiconductor producers, we felt that it was a broad-based way to participate in the sector, without tying performance to a specific industry such as telecommunications or PC manufacturing. While this strategy was sound, Kulicke & Soffa detracted from performance during the reporting period when semiconductors declined on widespread technology weakness. If even a few technology-related sectors begin to turnaround, however, we believe the convertibles will be poised to benefit.

Tyco International stock took a beating as the company's accounting methods and disclosure practices came under scrutiny. Fortunately, the Fund held a defensive position in a Tyco International convertible bond with a feature that allowed the holder to return the security to the company next year. Since the bonds performed as anticipated, protecting the Fund from the downside risk of the stock, we have sold them to put the assets to more productive use.

The Fund also holds a small position in Adelphia, which was purchased on the assumption that the "audited" financial statements were not fraudulent. Even after careful pricing and risk assessment, we were unable to anticipate the loss that the bonds incurred. Even so, we believe that based on recent valuations among cable properties, the bonds may still have value.

Fortunately, the Fund was able to outperform its benchmark, despite these unfortunate setbacks. Our decision to underweight technology proved beneficial for the Fund. Our risk-adverse approach to security selection helped performance. And generally speaking, the Fund's stronger holdings outweighed its weaker ones during the first half of the year.

LOOKING AHEAD

Given the heavy selling we have recently seen, we do not believe this is a prudent time to sell stocks or convertibles. Rather, we are looking for buying opportunities. Specifically, we try to identify solid convertibles credits that will protect the Fund on the downside while allowing it to participate on the upside.

Recent data suggests that an economic recovery is likely to be slow but steady, and we remain confident that the markets will recover. We recently purchased convertibles issued by The Gap. Although the stock has been depressed, the addition of cash on the company's balance sheet may help fuel a turnaround. We believe these securities, which were purchased at the end of June 2002, have an appropriate risk/reward profile for the Fund and may be strong performers going forward.

Whatever the markets or the economy may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Edward Silverstein
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/02
Class A            -8.47%       6.59%      10.85%          9.32%
Class B            -9.18%       5.80%      10.28%          8.97%
Class C            -9.18%       5.80%      10.28%          8.97%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/02
Class A           -13.50%       5.39%      10.23%          8.94%
Class B           -13.63%       5.56%      10.28%          8.97%
Class C           -10.07%       5.80%      10.28%          8.97%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                      SINCE INCEPTION
                   1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/02
Class A           36 out of   15 out of   n/a             11 out of
                  76 funds    44 funds                    27 funds
Class B           44 out of   17 out of    7 out of        2 out of
                  76 funds    44 funds    17 funds         6 funds
Class C           44 out of   n/a         n/a             25 out of
                  76 funds                                53 funds
Average Lipper
convertible
securities fund   -9.24%      5.16%       9.77%           8.44%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

         NAV 6/30/02    INCOME    CAPITAL GAINS
Class A     $10.78      $0.1296      $0.0000
Class B     $10.79      $0.0862      $0.0000
Class C     $10.79      $0.0862      $0.0000

-------

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE SECURITIES (82.2%)+
CONVERTIBLE BONDS (64.4%)

AIRLINES (0.4%)
Continental Airlines, Inc.
 4.50%, due 2/1/07.............  $3,340,000       $  2,488,300
                                                  ------------
AUTO COMPONENTS (0.3%)
Tower Automotive, Inc.
 5.00%, due 8/1/04.............   2,000,000          1,915,000
                                                  ------------

BANKS (2.3%)
UBS AG Stamford Connecticut
 Branch Series NDQ
 0.25%, due 4/12/08 (c)........  10,000,000          9,350,000
 Series SPX
 1.00%, due 4/12/06 (c)........   5,000,000          4,218,750
                                                  ------------
                                                    13,568,750
                                                  ------------
BIOTECHNOLOGY (3.7%)
Affymetrix, Inc.
 5.00%, due 10/1/06............  13,200,000         11,731,500
Invitrogen Corp.
 2.25%, due 12/15/06...........   2,030,000          1,591,012
Medarex, Inc.
 4.50%, due 7/1/06.............   4,780,000          3,465,500
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............   6,300,000          4,843,125
                                                  ------------
                                                    21,631,137
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (3.0%)
Cendant Corp.
 (zero coupon), due 2/13/21....   8,830,000          5,871,950
 3.00%, due 5/4/21.............   6,490,000          6,392,650
Quebecor World, Inc.
 6.00%, due 10/1/07............   4,840,000          5,178,800
                                                  ------------
                                                    17,443,400
                                                  ------------
COMMUNICATIONS EQUIPMENT (2.3%)
Adaptec, Inc.
 4.75%, due 2/1/04.............   3,374,000          3,260,128
CIENA Corp.
 3.75%, due 2/1/08.............   3,550,000          2,107,813
Comverse Technology, Inc.
 1.50%, due 12/1/05............   3,870,000          3,033,112
Emulex Corp.
 1.75%, due 2/1/07 (c).........     970,000            760,237
Extreme Networks, Inc.
 3.50%, due 12/1/06............   2,260,000          1,895,575
Juniper Networks, Inc.
 4.75%, due 3/15/07............   1,220,000            753,350

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Tekelec, Inc.
 3.25%, due 11/2/04............  $1,890,000       $  1,528,537
                                                  ------------
                                                    13,338,752
                                                  ------------
CONSTRUCTION & ENGINEERING (0.2%)
New World Capital Finance Ltd.
 3.00%, due 6/9/04.............   1,000,000          1,166,170
                                                  ------------

DIVERSIFIED FINANCIALS (6.2%)
Franklin Resources, Inc.
 (zero coupon), due 5/11/31
 (d)...........................   9,360,000          5,580,900
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........   5,000,000          4,856,250
Legg Mason, Inc.
 (zero coupon), due 6/6/31
 (d)...........................   4,520,000          2,180,900
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............   6,500,000          5,606,250
 Series 1
 0.25%, due 1/5/06.............  13,500,000         11,896,875
Morgan Stanley
 (zero coupon), due 8/17/05....   7,000,000          6,168,750
                                                  ------------
                                                    36,289,925
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
At Home Corp.
 4.75%, due 12/15/06 (a)(e)....  10,340,000          2,688,400
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21....  10,860,000          5,918,700
 4.25%, due 9/15/05 (c)........   4,525,000          4,547,625
 5.75%, due 4/1/03.............   6,975,000          7,037,775
                                                  ------------
                                                    20,192,500
                                                  ------------
ELECTRICAL EQUIPMENT (0.1%)
SCI Systems, Inc.
 3.00%, due 3/15/07............   1,180,000            837,800
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Arrow Electronics, Inc.
 (zero coupon), due 2/21/21....  13,890,000          6,233,137
Thermo Electron Corp.
 4.00%, due 1/15/05............   2,625,000          2,516,719
                                                  ------------
                                                     8,749,856
                                                  ------------
ENERGY EQUIPMENT & SERVICES (4.8%)
BJ Services Co.
 0.3954%, due 4/24/22 (c)......   5,270,000          4,216,000
Cooper Cameron Corp.
 1.75%, due 5/17/21............   3,710,000          3,538,412
Diamond Offshore Drilling, Inc.
 1.50%, due 4/15/31............   2,360,000          2,150,550
Global Marine, Inc.
 (zero coupon), due 6/23/20....  10,000,000          5,175,000
Nabors Industries, Ltd.
 (zero coupon), due 6/20/20....   4,475,000          2,864,000
 (zero coupon), due 2/5/21.....   5,250,000          3,097,500

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (CONTINUED)
Pride International, Inc.
 (zero coupon), due 4/24/18....  $14,020,000      $  6,624,450
                                                  ------------
                                                    27,665,912
                                                  ------------
FOOD & DRUG RETAILING (1.0%)
SUPERVALU, Inc.
 (zero coupon), due 11/2/31
 (d)...........................  18,605,000          5,721,037
                                                  ------------

FOOD PRODUCTS (0.8%)
Nestle Holding, Inc.
 3.00%, due 5/9/05.............   3,960,000          4,467,672
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.7%)
ALZA Corp.
 (zero coupon), due 7/28/20
 (d)...........................   4,990,000          3,817,350
Baxter International, Inc.
 1.25%, due 6/1/21.............   6,050,000          6,034,875
Medtronic, Inc.
 1.25%, due 9/15/21............   6,020,000          6,087,725
                                                  ------------
                                                    15,939,950
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (7.5%)
AmerisourceBergen Corp.
 5.00%, due 12/1/07............   6,525,000         10,488,937
Community Health Systems, Inc.
 4.25%, due 10/15/08...........   5,370,000          5,665,350
Health Management Associates,
 Inc.
 0.25%, due 8/16/20............   4,460,000          3,088,550
HEALTHSOUTH Corp.
 3.25%, due 4/1/03.............   2,990,000          2,975,050
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21
 (d)...........................   9,390,000          7,054,238
Province Healthcare Co.
 4.50%, due 11/20/05...........   4,420,000          4,674,150
Quest Diagnostics, Inc.
 1.75%, due 11/30/21...........   5,140,000          5,988,100
Universal Health Services, Inc.
 0.426%, due 6/23/20...........   4,500,000          2,795,625
                                                  ------------
                                                    42,730,000
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Brinker International, Inc.
 (zero coupon), due 10/10/21...   8,990,000          6,012,062
                                                  ------------

INSURANCE (3.3%)
American International Group,
 Inc.
 0.50%, due 5/15/07............   7,670,000          6,970,113
Loews Corp.
 3.125%, due 9/15/07...........   3,370,000          2,936,112
USF&G Corp.
 (zero coupon), due 3/3/09.....   2,690,000          1,956,975

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
INSURANCE (CONTINUED)
XL Capital Ltd.
 (zero coupon), due 5/23/21....  $12,100,000      $  7,592,750
                                                  ------------
                                                    19,455,950
                                                  ------------
IT CONSULTING & SERVICES (0.3%)
Electronic Data Systems Corp.
 (zero coupon), due 10/10/21...   1,960,000          1,465,100
                                                  ------------

MACHINERY (2.1%)
Danaher Corp.
 (zero coupon), due 1/22/21
 (d)...........................   3,810,000          2,495,550
Navistar Financial Corp.
 4.75%, due 4/1/09 (c).........   5,290,000          4,708,100
SPX Corp.
 (zero coupon), due 2/6/21.....   7,010,000          4,722,988
                                                  ------------
                                                    11,926,638
                                                  ------------
MEDIA (6.1%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (a)(e)......   2,110,000            232,100
Charter Communications, Inc.
 4.75%, due 6/1/06.............   1,320,000            602,250
Clear Channel Communications,
 Inc.
 1.50%, due 12/1/02............   5,000,000          4,893,750
Getty Images, Inc.
 5.00%, due 3/15/07............   2,400,000          2,004,000
Interpublic Group of
 Companies, Inc. (The)
 (zero coupon), due 12/14/21...   4,920,000          3,985,200
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (d)...........................  14,490,000          6,629,175
Lamar Advertising Co.
 5.25%, due 9/15/06............   4,250,000          4,313,750
Liberty Media Corp.
 3.25%, due 3/15/31............   1,930,000          1,823,850
Mediacom Communications Corp.
 5.25%, due 7/1/06.............   2,520,000          1,959,300
News America, Inc.
 (zero coupon), due 2/28/21
 (d)...........................   9,410,000          4,457,988
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (d)...........................   4,880,000          4,654,300
                                                  ------------
                                                    35,555,663
                                                  ------------
MULTILINE RETAIL (0.5%)
J.C. Penney Co., Inc.
 5.00%, due 10/15/08...........   3,020,000          3,023,775
                                                  ------------

MULTI-UTILITIES & UNREGULATED POWER (0.5%)
Calpine Corp.
 4.00%, due 12/26/06...........   3,650,000          2,732,938
                                                  ------------

PAPER & FOREST PRODUCTS (1.1%)
International Paper Co.
 (zero coupon), due 6/20/21....  11,610,000          6,167,813
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)

PHARMACEUTICALS (2.9%)
IVAX Corp.
 4.50%, due 5/15/08............  $4,900,000       $  3,675,000
Roche Holdings, Inc.
 (zero coupon), due 1/19/15
 (c)...........................   4,500,000          3,166,875
Teva Pharmaceutical Finance
 N.V.
 0.75%, due 8/15/21............  10,260,000         10,144,575
                                                  ------------
                                                    16,986,450
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.9%)
Amkor Technology, Inc.
 5.75%, due 6/1/06.............   1,220,000            681,675
ASE Test Ltd.
 1.00%, due 7/1/04 (f).........   1,000,000          1,185,000
ASM International N.V.
 5.00%, due 11/15/05 (c).......     980,000          1,119,650
Brooks-PRI Automation, Inc.
 4.75%, due 6/1/08.............   2,660,000          2,161,250
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............   3,655,000          3,198,125
EMCORE Corp.
 5.00%, due 5/15/06............   2,750,000          1,639,688
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............   2,810,000          2,395,525
LSI Logic Corp.
 4.00%, due 11/1/06............   5,075,000          4,142,469
                                                  ------------
                                                    16,523,382
                                                  ------------
SOFTWARE (2.7%)
BEA Systems, Inc.
 4.00%, due 12/15/06...........   5,060,000          4,130,225
Manugistics Group, Inc.
 5.00%, due 11/1/07............   1,840,000          1,223,600
Network Associates, Inc.
 5.25%, due 8/15/06............   2,240,000          2,973,600
Rational Software Corp.
 5.00%, due 2/1/07.............   3,160,000          2,595,150
Siebel Systems, Inc.
 5.50%, due 9/15/06............     845,000            832,325
Veritas Software Corp.
 1.86%, due 8/13/06............   4,950,000          4,133,250
                                                  ------------
                                                    15,888,150
                                                  ------------
SPECIALTY RETAIL (0.7%)
Gap, Inc. (The)
 5.75%, due 3/15/09............   1,270,000          1,452,563
 5.75%, due 3/15/09 (c)........   2,080,000          2,379,000
                                                  ------------
                                                     3,831,563
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Corecomm Ltd.
 6.00%, due 10/1/06 (a)(e).....   1,500,000             37,500
                                                  ------------
Total Convertible Bonds (Cost
 $397,932,742).................                    373,753,145
                                                  ------------
                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (17.8%)

AEROSPACE & DEFENSE (1.3%)
Northrop Grumman Corp.
 7.25% (g).....................      44,400       $  5,898,984
Titan Capital Trust
 5.75%.........................      36,750          1,479,187
                                                  ------------
                                                     7,378,171
                                                  ------------
AIRLINES (0.2%)
Continental Air Finance Trust
 II
 6.00%.........................      62,800          1,337,514
                                                  ------------

AUTOMOBILES (0.6%)
Ford Motor Co. Capital Trust II
 6.50%.........................      68,400          3,847,500
                                                  ------------

BANKS (1.4%)
National Australian Bank Ltd.
 7.875%........................      45,500          1,590,225
Washington Mutual, Inc.
 5.375% (h)....................     119,900          6,279,762
                                                  ------------
                                                     7,869,987
                                                  ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Lucent Technologies, Inc.
 8.00%.........................       2,335          1,144,150
                                                  ------------

DIVERSIFIED FINANCIALS (1.6%)
Equity Securities Trust II
 6.25%, Series RMG.............     131,200          1,504,864
Gabelli Asset Management Inc.
 6.95%.........................     112,300          2,672,740
Prudential Financial, Inc.
 6.75% (i).....................      72,500          4,176,000
Suiza Capital Trust II
 5.50%.........................      19,100          1,000,363
                                                  ------------
                                                     9,353,967
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp.
 7.75%.........................      79,100          3,839,514
Qwest Trends Trust
 5.75% (c).....................      41,900            371,863
                                                  ------------
                                                     4,211,377
                                                  ------------
ELECTRIC UTILITIES (1.1%)
Dominion Resources, Inc.
 9.50% (j).....................      41,600          2,525,120
NRG Energy, Inc.
 6.50% (k).....................     117,200          1,324,360
PPL Capital Funding Trust I
 7.75% (l).....................     131,800          2,491,020
                                                  ------------
                                                     6,340,500
                                                  ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (0.9%)
El Paso Energy Capital Trust I
 4.75%.........................     145,800       $  5,365,440
                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Anthem, Inc.
 6.00%.........................      70,200          5,830,110
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Six Flags, Inc.
 7.25%.........................     190,100          4,391,310
                                                  ------------

INSURANCE (1.3%)
MetLife, Inc.
 8.00%.........................      57,300          5,089,959
Travelers Property Casualty
 Corp.
 4.50%.........................     115,100          2,722,115
                                                  ------------
                                                     7,812,074
                                                  ------------
MACHINERY (0.9%)
Cummins Capital Trust I
 7.00%.........................     108,680          5,311,735
                                                  ------------

MEDIA (1.7%)
Adelphia Communications Corp.
 7.50%, Series F (a)...........      89,300             30,183
Comcast Corp.
 2.00% (m).....................      19,200            428,832
Cox Communications, Inc.
 7.00%.........................      64,800          2,641,248
Tribune Co.
 2.00% (n).....................     103,500          6,753,375
                                                  ------------
                                                     9,853,638
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Capline Capital Trust
 5.75%.........................      16,700            561,538
                                                  ------------

PAPER & FOREST PRODUCTS (2.2%)
Boise Cascade Corp.
 7.50% (o).....................      59,300          3,175,515
International Paper Capital
 Trust
 5.25%.........................     192,200          9,321,700
                                                  ------------
                                                    12,497,215
                                                  ------------
ROAD & RAIL (1.7%)
Canadian National Railway Co.
 5.25%.........................      39,600          2,698,740
Union Pacific Capital Trust
 6.25%.........................     131,400          6,898,500
                                                  ------------
                                                     9,597,240
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Nextel Communications, Inc.
 (zero coupon).................       3,100       $    388,275
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $109,654,405)...........                    103,091,741
                                                  ------------
Total Convertible Securities
 (Cost $507,587,147)...........                    476,844,886
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
CORPORATE BONDS (0.2%)

BANKS (0.2%)
Westfed Holdings, Inc.
 (zero coupon), due 9/15/02
 (a)(e)........................  $4,500,000          1,350,000
                                                  ------------
Total Corporate Bonds
 (Cost $3,660,000).............                      1,350,000
                                                  ------------
                                   SHARES
                                 -----------
COMMON STOCKS (15.3%)

BANKS (0.9%)
Bank of New York Co., Inc.
 (The).........................     164,400          5,548,500
                                                  ------------

BIOTECHNOLOGY (0.6%)
Biotech HOLDRs Trust (a).......      40,200          3,344,640
                                                  ------------

BUILDING PRODUCTS (0.4%)
American Standard Cos., Inc.
 (a)...........................      34,500          2,590,950
                                                  ------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Moore Corp. Ltd. (a)...........      70,200            805,896
                                                  ------------

COMMUNICATIONS EQUIPMENT (0.1%)
Cisco Systems, Inc. (a)........      41,000            571,950
Powerwave Technologies, Inc.
 (a)...........................      36,000            329,760
                                                  ------------
                                                       901,710
                                                  ------------
COMPUTERS & PERIPHERALS (0.3%)
EMC Corp. (a)..................     151,400          1,143,070
Sun Microsystems, Inc. (a).....      92,200            461,922
                                                  ------------
                                                     1,604,992
                                                  ------------
CONSTRUCTION & ENGINEERING (0.1%)
McDermott International,
 Inc. .........................      99,600            806,760
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED FINANCIALS (3.5%)
AMC Financial, Inc. (a)........      26,157       $     53,622
Citigroup, Inc. ...............      82,170          3,184,087
Merrill Lynch & Co., Inc. .....     140,600          5,694,300
Nasdaq-100 Shares (a)..........     114,900          2,995,443
S&P 500 Depository Receipt.....      90,200          8,934,310
                                                  ------------
                                                    20,861,762
                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Citizens Communications Co.
 (a)...........................      51,500            430,540
                                                  ------------

ELECTRICAL EQUIPMENT (0.0%) (b)
Bookham Technology PLC
 ADR (a)(p)....................     199,000            216,910
                                                  ------------

FOOD PRODUCTS (0.2%)
Chiquita Brands International,
 Inc. (a)......................      57,600          1,031,616
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Boston Scientific Corp. (a)....     113,400          3,324,888
Viasys Healthcare, Inc. (a)....      51,700            902,165
                                                  ------------
                                                     4,227,053
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Beverly Enterprises, Inc.
 (a)...........................     271,800          2,068,398
                                                  ------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Fine Host Corp. (a)(q).........      54,216                542
McDonald's Corp. ..............     102,200          2,907,590
Wendy's International, Inc. ...      70,995          2,827,731
                                                  ------------
                                                     5,735,863
                                                  ------------
HOUSEHOLD PRODUCTS (0.8%)
Procter & Gamble Co. (The).....      49,500          4,420,350
                                                  ------------

INSURANCE (0.2%)
Lincoln National Corp. ........      26,978          1,133,076
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.2%)
Interwoven, Inc. (a)...........      98,500            300,425
Openwave Systems, Inc. (a).....     134,100            752,301
                                                  ------------
                                                     1,052,726
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
Mattel, Inc. ..................     150,000          3,151,500
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
MEDIA (0.3%)
AOL Time Warner, Inc. (a)......      34,000       $    500,140
Clear Channel
 Communications, Inc. (a)......      38,600          1,235,972
                                                  ------------
                                                     1,736,112
                                                  ------------
METALS & MINING (1.3%)
DIAMONDS Trust
 Series 1......................      84,500          7,832,305
                                                  ------------

OIL & GAS (0.3%)
Devon Energy Corp. ............      36,000          1,774,080
                                                  ------------

PAPER & FOREST PRODUCTS (0.3%)
Bowater, Inc. .................      27,400          1,489,738
                                                  ------------

REAL ESTATE (0.8%)
FelCor Lodging Trust, Inc. ....     104,000          1,908,400
Highwoods Properties, Inc. ....     101,300          2,643,930
                                                  ------------
                                                     4,552,330
                                                  ------------
ROAD & RAIL (0.3%)
Burlington Northern Santa Fe
 Corp. ........................      48,400          1,452,000
                                                  ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
ASE Test Ltd. (a)..............     213,900          2,074,830
Cirrus Logic, Inc. (a).........     125,000            936,250
United Microelectronics Corp.
 ADR (a)(p)....................     153,600          1,128,960
Zoran Corp. (a)................      53,700          1,230,267
                                                  ------------
                                                     5,370,307
                                                  ------------
SOFTWARE (0.5%)
Microsoft Corp. (a)............      29,000          1,569,480
Precise Software Solutions Ltd.
 (a)...........................     141,900          1,362,240
                                                  ------------
                                                     2,931,720
                                                  ------------
SPECIALTY RETAIL (0.2%)
Limited Brands, Inc. ..........      50,800          1,082,040
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................      57,763            337,914
Telefonaktiebolaget LM Ericsson
 AB ADR (p)....................     227,500            327,600
                                                  ------------
                                                       665,514
                                                  ------------
Total Common Stocks
 (Cost $99,749,687)............                     88,819,388
                                                  ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
PREFERRED STOCK (0.6%)

METALS & MINING (0.6%)
Freeport-McMoRan Copper &
 Gold, Inc.
 7.00%, Series Silver (r)(s)...     330,000       $  3,696,000
                                                  ------------
Total Preferred Stock
 (Cost $3,516,563).............                      3,696,000
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (2.0%)

COMMERCIAL PAPER (0.7%)
American Express Credit Corp.
 1.68%, due 7/8/02.............  $4,000,000          3,998,319
                                                  ------------
Total Commercial Paper
 (Cost $3,998,319).............                      3,998,319
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (1.3%)
Merrill Lynch Premier
 Institutional Fund............   7,407,218          7,407,218
                                                  ------------
Total Investment Company
 (Cost $7,407,218).............                      7,407,218
                                                  ------------
Total Short-Term Investments
 (Cost $11,405,537)............                     11,405,537
                                                  ------------
Total Investments
 (Cost $625,918,934)(t)........       100.3%       582,115,811(u)
Liabilities in Excess of
 Cash and Other Assets.........        (0.3)        (1,818,501)
                                 -----------      ------------
Net Assets.....................       100.0%      $580,297,310
                                 ===========      ============

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   LYON-Liquid Yield Option Note: callable, zero coupon
      securities priced at a deep discount from par. They
      include a "put" feature that enables holders to redeem
      them at a specific date, at a specific price. Put prices
      reflect fixed interest rates, and therefore increase
      over time.
(e)   Issuer in default.
(f)   Eurobond-bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(g)   Equity Units--each unit reflects 1 Senior Note plus 1
      purchase contract to acquire shares of common stock.
(h)   Unit Preferred--each unit reflects 1 preferred share
      plus 1 warrant to acquire 1.2081 shares of common stock.
(i)   Equity Security Units--each unit reflects 1 share of a
      redeemable capital security, of a trust owned by
      Prudential Financial, Inc., plus 1 purchase contract to
      acquire shares of common stock.
(j)   PIES Units (Premium Income Equity Security Units)--each
      unit reflects a Senior note plus 1 purchase contract to
      acquire shares of common stock.
(k)   Corporate Units--each unit reflects $25 principal amount
      of NRG Energy, Inc. 6.50% senior debentures plus 1
      purchase contract to acquire shares of common stock.
(l)   PEPS Units (Premium Equity Participating Security
      Units)--each unit reflects a Trust Preferred Security
      plus 1 purchase contract to acquire shares of common
      stock.
(m)   ZONES--Zero-premium Option Note Exchangeable Security.
(n)   PHONES--Participation Hybrid Option Note Exchangeable
      Security.
(o)   Equity Units--each unit reflects 1 share of a preferred
      security of Boise Cascade Trust I plus 1 purchase
      contract to acquire shares of common stock.
(p)   ADR--American Depositary Receipt.
(q)   Fair valued security.
(r)   Depositary Shares--each share represents 0.025 shares of
      silver denominated preferred stock.
(s)   Dividend equals U.S. dollar equivalent of 0.04125 oz. of
      silver per share.
(t)   The cost for federal income tax purposes is
      $631,462,896.
(u)   At June 30, 2002, net unrealized depreciation was
      $49,347,085, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $21,887,851 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $71,234,936.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $625,918,934).............................................       $582,115,811
Cash........................................................              1,634
Receivables:
  Investment securities sold................................          2,873,695
  Dividends and interest....................................          2,525,499
  Fund shares sold..........................................            495,684
  Other assets..............................................             20,894
                                                                   ------------
        Total assets........................................        588,033,217
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,109,498
  Fund shares redeemed......................................          1,307,123
  NYLIFE Distributors.......................................            417,386
  Manager...................................................            334,365
  Transfer agent............................................            255,754
  Custodian.................................................              6,482
  Trustees..................................................              3,297
Accrued expenses............................................             78,028
Dividend payable............................................          2,223,974
                                                                   ------------
        Total liabilities...................................          7,735,907
                                                                   ------------
Net assets..................................................       $580,297,310
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     64,464
  Class B...................................................            459,801
  Class C...................................................             13,593
Additional paid-in capital..................................        718,769,545
Accumulated net investment loss.............................           (416,491)
Accumulated net realized loss on investments................        (94,671,527)
Accumulated net realized loss on foreign currency
  transactions..............................................           (118,952)
Net unrealized depreciation on investments..................        (43,803,123)
                                                                   ------------
Net assets..................................................       $580,297,310
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 69,480,217
                                                                   ============
Shares of beneficial interest outstanding...................          6,446,370
                                                                   ============
Net asset value per share outstanding.......................       $      10.78
Maximum sales charge (5.50% of offering price)..............               0.63
                                                                   ------------
Maximum offering price per share outstanding................       $      11.41
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $496,149,431
                                                                   ============
Shares of beneficial interest outstanding...................         45,980,053
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.79
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 14,667,662
                                                                   ============
Shares of beneficial interest outstanding...................          1,359,345
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.79
                                                                   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  3,979,304
  Interest..................................................     7,268,147
                                                              ------------
    Total income............................................    11,247,451
                                                              ------------
Expenses:
  Manager...................................................     2,215,157
  Distribution--Class B.....................................     1,986,395
  Distribution--Class C.....................................        52,046
  Transfer agent............................................       862,024
  Service--Class A..........................................        90,493
  Service--Class B..........................................       662,054
  Service--Class C..........................................        17,388
  Shareholder communication.................................        59,960
  Professional..............................................        48,381
  Recordkeeping.............................................        43,874
  Custodian.................................................        37,921
  Registration..............................................        12,339
  Trustees..................................................        11,546
  Miscellaneous.............................................        21,537
                                                              ------------
    Total expenses..........................................     6,121,115
                                                              ------------
Net investment income.......................................     5,126,336
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (28,810,399)
  Option transactions.......................................        64,770
  Foreign currency transactions.............................      (118,952)
                                                              ------------
Net realized loss on investments and foreign currency
  transactions..............................................   (28,864,581)
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (15,134,047)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......           (34)
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (15,134,081)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (43,998,662)
                                                              ------------
Net decrease in net assets resulting from operations........  $(38,872,326)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months         Year
                                                                  ended           ended
                                                                June 30,      December 31,
                                                                  2002*           2001
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   5,126,336   $  15,807,036
  Net realized loss on investments and foreign currency
    transactions............................................    (28,864,581)    (47,295,043)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (15,134,081)     (3,356,396)
                                                              -------------   -------------
  Net decrease in net assets resulting from operations......    (38,872,326)    (34,844,403)
                                                              -------------   -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (839,035)     (2,249,140)
    Class B.................................................     (4,029,974)    (13,720,759)
    Class C.................................................       (110,517)       (267,183)
                                                              -------------   -------------
      Total dividends to shareholders.......................     (4,979,526)    (16,237,082)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     10,430,939      31,254,673
    Class B.................................................     19,359,860      47,596,871
    Class C.................................................      4,970,532       9,202,425
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        399,740       2,045,755
    Class B.................................................      2,016,444      12,352,039
    Class C.................................................         36,155         176,792
                                                              -------------   -------------
                                                                 37,213,670     102,628,555
Cost of shares redeemed:
    Class A.................................................    (10,444,171)    (24,599,134)
    Class B.................................................    (48,935,132)   (109,144,823)
    Class C.................................................     (2,497,628)     (3,195,716)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (24,663,261)    (34,311,118)
                                                              -------------   -------------
      Net decrease in net assets............................    (68,515,113)    (85,392,603)
NET ASSETS:
Beginning of period.........................................    648,812,423     734,205,026
                                                              -------------   -------------
End of period...............................................  $ 580,297,310   $ 648,812,423
                                                              =============   =============
Accumulated net investment loss at end of period............  $    (416,491)  $    (563,301)
                                                              =============   =============

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2002+          2001         2000         1999         1998         1997
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $ 11.58        $ 12.45      $ 14.53      $ 12.49      $ 13.53      $ 13.81
                                                       -------        -------      -------      -------      -------      -------
Net investment income...............................      0.13           0.36(d)      0.56         0.55         0.57         0.60
Net realized and unrealized gain (loss) on
 investments........................................     (0.80)         (0.87)        0.42         3.55        (0.38)        0.91
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................     (0.00)(b)       0.00(b)      0.01        (0.00)(b)    (0.02)        0.03
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................     (0.67)         (0.51)        0.99         4.10         0.17         1.54
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................     (0.13)         (0.36)       (0.57)       (0.52)       (0.57)       (0.60)
 From net realized gain on investments..............        --             --        (2.50)       (1.54)       (0.64)       (1.22)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................     (0.13)         (0.36)       (3.07)       (2.06)       (1.21)       (1.82)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $ 10.78        $ 11.58      $ 12.45      $ 14.53      $ 12.49      $ 13.53
                                                       =======        =======      =======      =======      =======      =======
Total investment return (a).........................     (5.83%)        (4.01%)       7.24%       33.91%        1.23%       11.36%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................      2.33%++        2.97%(d)     3.63%        3.84%        3.74%        4.10%
   Expenses.........................................      1.33%++        1.29%        1.24%        1.29%        1.40%        1.45%
Portfolio turnover rate.............................        52%           175%         245%         374%         347%         273%
Net assets at end of period (in 000's)..............   $69,480        $74,317      $70,915      $46,254      $42,376      $64,246

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A       CLASS B       CLASS C
                                                              -------       -------       -------
Decrease net investment income..............................   ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......     0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income.....................    (0.07%)       (0.07%)       (0.07%)


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                        Class B
    --------------------------------------------------------------------------------
    Six months
      ended                             Year ended December 31,
     June 30,       ----------------------------------------------------------------
      2002+           2001          2000          1999          1998          1997
    ----------      --------      --------      --------      --------      --------
     $  11.59       $  12.46      $  14.53      $  12.49      $  13.52      $  13.80
     --------       --------      --------      --------      --------      --------
         0.09           0.27(d)       0.45          0.44          0.46          0.51
        (0.80)         (0.87)         0.43          3.55         (0.37)         0.91
        (0.00)(b)       0.00(b)       0.01         (0.00)(b)     (0.02)         0.03
     --------       --------      --------      --------      --------      --------
        (0.71)         (0.60)         0.89          3.99          0.07          1.45
     --------       --------      --------      --------      --------      --------
        (0.09)         (0.27)        (0.46)        (0.41)        (0.46)        (0.51)
           --             --         (2.50)        (1.54)        (0.64)        (1.22)
     --------       --------      --------      --------      --------      --------
        (0.09)         (0.27)        (2.96)        (1.95)        (1.10)        (1.73)
     --------       --------      --------      --------      --------      --------
     $  10.79       $  11.59      $  12.46      $  14.53      $  12.49      $  13.52
     ========       ========      ========      ========      ========      ========
        (6.18%)        (4.76%)        6.51%        32.90%         0.53%        10.67%
         1.58%++        2.22%(d)      2.88%         3.09%         2.99%         3.47%
         2.08%++        2.04%         1.99%         2.04%         2.15%         2.08%
           52%           175%          245%          374%          347%          273%
     $496,149       $561,254      $655,343      $658,197      $656,831      $841,540

                                  Class C
     -----------------------------------------------------------------
     Six months                                          September 1*
       ended           Year ended December 31,              through
      June 30,    ---------------------------------      December 31,
       2002+       2001         2000         1999            1998
     ----------   -------      -------      -------      -------------
      $ 11.59     $ 12.46      $ 14.53      $ 12.49         $12.64
      -------     -------      -------      -------         ------
         0.09        0.27(d)      0.45         0.44           0.26
        (0.80)      (0.87)        0.43         3.55           0.47
        (0.00)(b)    0.00(b)      0.01        (0.00)(b)       0.02
      -------     -------      -------      -------         ------
        (0.71)      (0.60)        0.89         3.99           0.75
      -------     -------      -------      -------         ------
        (0.09)      (0.27)       (0.46)       (0.41)         (0.26)
           --          --        (2.50)       (1.54)         (0.64)
      -------     -------      -------      -------         ------
        (0.09)      (0.27)       (2.96)       (1.95)         (0.90)
      -------     -------      -------      -------         ------
      $ 10.79     $ 11.59      $ 12.46      $ 14.53         $12.49
      =======     =======      =======      =======         ======
        (6.18%)     (4.76%)       6.51%       32.90%          6.06%
         1.58%++     2.22%(d)     2.88%        3.09%          2.99%++
         2.08%++     2.04%        1.99%        2.04%          2.15%++
           52%        175%         245%         374%           347%
      $14,668     $13,241      $ 7,946      $ 1,329         $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge

MainStay Convertible Fund

its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

PURCHASED OPTIONS. The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $466,199. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $486,208.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from

MainStay Convertible Fund

changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets through June 10, 2002. Effective June 11, 2002, the Manager established contractual fee breakpoints for its management fee of 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1.0 billion and 0.62% on assets in excess of $1.0 billion. For the six months ended June 30, 2002 the Manager earned $2,215,157.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor through June 10, 2002 a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund. Effective June 11, 2002, the Manager pays the Subadvisor a monthly fee of 0.36% on assets up to $500 million, 0.335% on assets from $500 million to $1.0 billion and 0.31% on assets in excess of $1.0 billion.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $10,360 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,250, $163,944 and $4,412, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder

MainStay Convertible Fund

servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $862,024.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $6,622 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $43,874 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $50,394,118 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund intends to elect to treat for federal income tax purposes approximately $10,171,002 of qualifying realized capital gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $317,721 and $305,629, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                           YEAR ENDED
                                                     JUNE 30, 2002*                        DECEMBER 31, 2001
                                            ---------------------------------      ----------------------------------
                                            CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                            -------      -------      -------      -------      -------      --------
Shares sold...........................         913        1,699         434         2,612        3,978          768
Shares issued in reinvestment of
  dividends and distributions.........          35          174           3           178        1,075           15
                                            ------       ------        ----        ------       ------         ----
                                               948        1,873         437         2,790        5,053          783
Shares redeemed.......................        (918)      (4,308)       (220)       (2,067)      (9,241)        (279)
                                            ------       ------        ----        ------       ------         ----
Net increase (decrease)...............          30       (2,435)       (217)          723       (4,188)         504
                                            ======       ======        ====        ======       ======         ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

         [THIS PAGE IS INTENTIONALLY LEFT BLANK IN THE PRINTED VERSION]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSC10- 08/02
                                                                05

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Equity              4
                                                              Index Fund versus S&P 500 Index and Inflation

                                                              Portfolio Management Discussion and Analysis     5

                                                              Year-by-Year and Six-Month Performance           6

                                                              Returns and Lipper Rankings as of 6/30/02        8

                                                              Portfolio of Investments                         9

                                                              Financial Statements                            17

                                                              Notes to Financial Statements                   21

                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -21.24%, 5 Years 2.19%, 10 Years 10.10%

                                  [LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
 PERIOD-END                                               FUND                  S&P 500 INDEX(1)           INFLATION (CPI)(2)
-------------                                     ---------------------         ----------------           ------------------
6/92                                                $    9700.00                  $ 10000.00                  $ 10000.00
6/93                                                    10893.00                    11364.00                    10300.00
6/94                                                    10950.00                    11524.00                    10557.00
6/95                                                    13669.00                    14527.00                    10878.00
6/96                                                    17046.00                    18303.00                    11185.00
6/97                                                    22793.00                    24657.00                    11435.00
6/98                                                    29384.00                    32095.00                    11620.00
6/99                                                    35813.00                    39398.00                    11849.00
6/00                                                    38078.00                    42262.00                    12291.00
6/01                                                    32249.00                    35996.00                    12691.00
6/02                                                    26186.00                    29520.00                    12827.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

(1) "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an average or index.
(2) See footnote on page 4 for more information about the S&P 500 Index.
(3) See footnote and table on page 8 for more information about Lipper Inc.
(4) Unless otherwise indicated, total returns are for the six-month period ended June 30, 2002.

Portfolio Management Discussion and Analysis

Early in 2002, the U.S. economy seemed to be well on its way from a mild reces-sion to a modest recovery. Consumer spending was strong, the housing market was firm, and a sharp swing in inventory investment suggested that the eco-nomic outlook was improving. The Federal Reserve decided not to adjust the targeted federal funds rate during the first half of 2002, allowing interest rates to move with natural market forces.

Lending support to the recovery thesis, real gross domestic product increased at a surprising 5.0% annualized rate during the first quarter of 2002. Unfortu-nately, the U.S. equity markets, which typically rise as the economy begins to recover, moved in the opposite direction. During the first half of 2002, the Dow Jones Industrial Average(1) fell 6.91% and the S&P 500 Index(2) declined 13.16%.

No doubt, much of the decline resulted from investor concern over the strength and sustainability of the recovery. Despite an extended correction many economists insisted that stocks were still overpriced. Corporate profits and earnings projec-tions remained relatively weak. Tensions in the Middle East, skirmishes in South Asia, and terrorist threats at home all left investors uncertain. And a series of high-profile bankruptcies, accounting scandals, and insider-trading investigations added to investor cynicism.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Equity Index Fund Class A shares returned -13.63%, excluding all sales charges. The Fund slightly under-performed the -13.47% return of the average Lipper(3) S&P 500 Index objective fund over the same period. The Fund also underperformed the -13.16% return of the S&P 500(R) Index for the first six months of 2002. Since the Fund incurs actual expenses that a hypothetical index does not, there will be times when the Fund underperforms the Index.

STRONG SECTORS AND SECURITIES

Based on total returns alone, the top-performing sectors in the S&P 500 Index included diversified metals and mining (+31.65%),(4) housewares and specialties (+30.90%), metals and glass containers (+27.21%), managed health care (+25.08%), and gold (+20.84%). Taking total returns and weightings into account, several sectors with lower returns had a greater positive impact on the performance of the Index. The sector that made the greatest positive contribution to the performance of the Index, taking both total returns and


                                                                               5
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]
                                 CLASS A SHARES

 PERIOD-END                                                                  TOTAL RETURN %
------------                                                               -----------------
12/92                                                                             6.19%
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71
12/01                                                                           -12.65
6/02                                                                            -13.63

See footnote 1 on page 8 for more information on performance.

weightings into account, was banks (+6.65%), followed by aerospace & defense (+19.65%), soft drinks (+11.30), integrated oil & gas (+4.59%), and managed health care (+25.08%).

Based on total returns alone, the five top-performing stocks in the S&P 500 Index for the first half of 2002 were Big Lots (+89.23%), Providian Financial (+65.63%), Dillard's (+64.31%), TRW (+53.83%), and Lockheed Martin (+48.92%).
During the same period, stocks with lower returns but higher weightings in the Index made a larger positive contribution to the performance of the S&P 500 Index when both total returns and weightings were taken into account. On this basis, the leader was Coca-Cola (+18.77%), followed by Procter & Gamble (+13.73%), Royal Dutch Petroleum (+12.75%), Bank of America (+11.77%), and Wells Fargo (+15.16%).

WEAK SECTORS AND SECURITIES

Based on total returns alone, the worst-performing sector in the S&P 500 Index was wireless telecommunication services (-68.49%), followed by telecommunications equipment (-48.15%), application software (-43.12%), multi-utilities and unregulated power (-41.68%), and electronic equipment & instruments (-38.76%). Taking both total returns and weightings into account, the sector that had the greatest negative impact on the performance of the Index was pharmaceuticals (-20.37%), followed by industrial conglomerates (-34.78%), integrated telecommunication services (-31.42%), semiconductors (-37.76%), and computer hardware (-31.97%).

Measured on the basis of total returns alone, the worst-performing stocks in the S&P 500 Index over the reporting period were Sprint Corp. (PCS Group) (-81.69%), Nortel Networks (-80.56%), Qwest Communications International (-80.18%), Tyco International (-77.06%), and Williams Cos. (-76.53%). The company whose stock had the greatest negative impact on the Index, taking both weightings and total returns into account, was General Electric (-27.52%), followed by Tyco International (-77.06%), IBM (-40.48%), Intel (-41.91%), and AOL Time Warner (-54.17%).

INDEX ADJUSTMENTS

From time to time, Standard & Poor's adjusts the makeup of the Index following corporate actions, such as mergers, acquisitions, spin-offs, and similar events. In addition, Standard & Poor's may adjust the makeup of the Index to reflect its changing assessment of which businesses and industries are having a major impact on the U.S. economy. In the first half of 2002, there were 10 additions to and 10 deletions from the S&P 500 Index, compared to 13 additions and 13 deletions during the first half of 2001. Perhaps the most notable deletion from the Index was WorldCom, which saw its stock price drop more than 91% from December 31, 2001, until the stock was deleted from the S&P 500 Index on May 14, 2002.

LOOKING AHEAD

The sluggish economic recovery in the U.S. presents yet another dilemma for the Federal Reserve. Although the U.S. central bank decided to leave interest rates unchanged at its meeting on June 26, 2002, the Fed must balance its desire to nurture economic growth with its charge to effectively mitigate the threat of inflation. Recently, the value of the U.S. dollar has declined against other curren-cies, effectively raising the price of imports. Whether or not increased demand for American exports will help to compensate for this pricing disparity remains to be seen. As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

                                                                               7
                                                                               -

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/02
    Class A               -18.80%      2.81%     10.44%         11.23%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/02
    Class A               -21.24%      2.19%     10.10%         10.94%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                          1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/02
    Equity Index Fund   132 out of   59 out of  20 out of     12 out of
                         177 funds   69 funds   20 funds       12 funds
    Average Lipper S&P
    500 Index
    objective fund        -18.57%      3.13%     11.00%         11.92%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                          NAV 6/30/02   INCOME    CAPITAL GAINS
    Class A                  $32.26     $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

    MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (97.4%)+

ADVERTISING (0.2%)
Interpublic Group of Companies,
 Inc. (The)....................      30,177       $    747,182
Omnicom Group, Inc. ...........      14,887            681,825
TMP Worldwide Inc. (a).........       8,600            184,900
                                                  ------------
                                                     1,613,907
                                                  ------------
AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)...............      67,534          3,039,030
General Dynamics Corp. ........      16,206          1,723,508
Goodrich Corp. ................       8,204            224,133
Honeywell International,
 Inc. .........................      65,500          2,307,565
Lockheed Martin Corp. .........      36,243          2,518,888
Northrop Grumman Corp. ........       9,067          1,133,375
Raytheon Co. ..................      31,550          1,285,663
Rockwell Collins, Inc. ........      15,088            413,713
United Technologies Corp. .....      37,993          2,579,725
                                                  ------------
                                                    15,225,600
                                                  ------------
AGRICULTURAL PRODUCTS (0.1%)
Archer-Daniels-Midland Co. ....      53,541            684,789
                                                  ------------

AIR FREIGHT & LOGISTICS (0.2%)
FedEx Corp. (a)................      24,060          1,284,804
Ryder System, Inc. ............       4,937            133,743
                                                  ------------
                                                     1,418,547
                                                  ------------
AIRLINES (0.2%)
AMR Corp. (a)..................      12,173            205,237
Delta Air Lines, Inc. .........      10,039            200,780
Southwest Airlines Co. ........      61,750            997,880
                                                  ------------
                                                     1,403,897
                                                  ------------
ALUMINUM (0.4%)
Alcan Inc. ....................      25,778            967,190
Alcoa Inc. ....................      68,524          2,271,571
                                                  ------------
                                                     3,238,761
                                                  ------------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
Jones Apparel Group Inc. (a)...       9,736            365,100
Liz Claiborne, Inc. ...........       8,951            284,642
V.F. Corp. ....................       8,951            350,969
                                                  ------------
                                                     1,000,711
                                                  ------------
APPAREL RETAIL (0.4%)
Gap, Inc. (The)................      68,936            978,891
Limited Brands, Inc. ..........      41,689            887,976
TJX Cos., Inc. (The)...........      44,010            863,036
                                                  ------------
                                                     2,729,903
                                                  ------------
APPLICATION SOFTWARE (0.3%)
Autodesk, Inc. ................       8,755            116,004
Citrix Systems, Inc. (a).......      14,529             87,755
Compuware Corp. (a)............      29,605            179,702
Intuit Inc. (a)................      17,074            848,919
Mercury Interactive Corp.
 (a)...........................       6,431            147,656

                                   SHARES            VALUE
                                 -----------------------------
APPLICATION SOFTWARE (CONTINUED)
Parametric Technology Corp.
 (a)...........................      22,958       $     82,167
PeopleSoft, Inc. (a)...........      24,470            364,114
Rational Software Corp. (a)....      15,617            128,216
Siebel Systems, Inc. (a).......      37,329            530,818
                                                  ------------
                                                     2,485,351
                                                  ------------
AUTO PARTS & EQUIPMENT (0.3%)
Dana Corp. ....................      12,498            228,589
Delphi Corp. ..................      45,177            596,336
Johnson Controls, Inc. ........       7,000            571,270
TRW, Inc. .....................       9,860            560,048
Visteon Corp. .................      10,766            152,877
                                                  ------------
                                                     2,109,120
                                                  ------------
AUTOMOBILE MANUFACTURERS (0.6%)
Ford Motor Co. ................     146,024          2,336,384
General Motors Corp. ..........      44,818          2,395,522
                                                  ------------
                                                     4,731,906
                                                  ------------
BANKS (7.2%)
AmSouth Bancorporation.........      29,872            668,535
BB&T Corp. ....................      38,517          1,486,756
Bank of America Corp. .........     123,761          8,707,824
Bank of New York Co., Inc.
 (The).........................      59,149          1,996,279
Bank One Corp. ................      94,420          3,633,282
Charter One Financial, Inc. ...      18,121            623,000
Comerica, Inc. ................      14,364            881,950
FifthThird Bancorp.............      46,985          3,131,550
First Tennessee National
 Corp. ........................      10,792            413,334
FleetBoston Financial Corp. ...      84,257          2,725,714
Golden West Financial Corp. ...      12,755            877,289
Huntington Bancshares, Inc. ...      20,112            390,575
KeyCorp........................      34,507            942,041
Marshall & Ilsley Corp. .......      16,898            514,037
Mellon Financial Corp. ........      35,563          1,117,745
National City Corp. ...........      48,896          1,625,792
Northern Trust Corp. ..........      17,938            790,348
PNC Financial Services Group,
 Inc. (The)....................      23,178          1,211,746
Regions Financial Corp. .......      18,361            645,389
SouthTrust Corp. ..............      27,409            715,923
SunTrust Banks, Inc. ..........      23,334          1,580,178
Synovus Financial Corp. .......      23,401            643,996
U.S. Bancorp...................     153,726          3,589,502
Union Planters Corp. ..........      16,718            541,162
Wachovia Corp. ................     109,701          4,188,384
Washington Mutual, Inc. .......      77,648          2,881,517
Wells Fargo Co. ...............     137,601          6,888,306
Zions Bancorp..................       7,408            385,957
                                                  ------------
                                                    53,798,111
                                                  ------------
BIOTECHNOLOGY (0.9%)
Amgen Inc. (a).................      83,587          3,500,623
Biogen, Inc. (a)...............      12,011            497,616
Chiron Corp. (a)...............      15,360            542,208

-------
+ Percentages indicated are based on Fund net assets.

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)..............      17,110       $    329,196
Immunex Corp. (a)..............      43,920            981,173
MedImmune, Inc. (a)............      19,912            525,677
                                                  ------------
                                                     6,376,493
                                                  ------------
BREWERS (0.5%)
Anheuser-Busch Companies,
 Inc. .........................      70,520          3,526,000
Coors (Adolph) Co. Class B.....       2,942            183,287
                                                  ------------
                                                     3,709,287
                                                  ------------
BROADCASTING & CABLE TV (0.5%)
Clear Channel Communications,
 Inc. (a)......................      49,316          1,579,098
Comcast Corp. Class A (a)......      76,225          1,785,952
Univision Communications Inc.
 Class A (a)...................      18,433            578,796
                                                  ------------
                                                     3,943,846
                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos. Inc.
 (a)...........................       5,770            433,327
Crane Co. .....................       4,999            126,775
Masco Corp. ...................      38,910          1,054,850
                                                  ------------
                                                     1,614,952
                                                  ------------
CASINOS & GAMING (0.1%)
Harrah's Entertainment, Inc.
 (a)...........................       9,031            400,525
International Game Technology
 (a)...........................       7,182            407,219
                                                  ------------
                                                       807,744
                                                  ------------
COMMERCIAL PRINTING (0.0%) (b)
Donnelley (R.R.) & Sons Co. ...       9,254            254,948
                                                  ------------

COMPUTER HARDWARE (2.8%)
Apple Computer, Inc. (a).......      28,091            497,772
Dell Computer Corp. (a)........     208,797          5,457,954
Gateway Inc. (a)...............      26,174            116,213
Hewlett-Packard Co. ...........     243,113          3,714,767
International Business Machines
 Corp. ........................     137,675          9,912,600
NCR Corp. (a)..................       7,811            272,213
Palm, Inc. (a).................      45,682             80,400
Sun Microsystems, Inc. (a).....     262,203          1,313,637
                                                  ------------
                                                    21,365,556
                                                  ------------
COMPUTER & ELECTRONICS RETAIL (0.2%)
Best Buy Co., Inc. (a).........      25,440            923,472
Circuit City Stores-Circuit
 City Group....................      16,729            313,669
RadioShack Corp. ..............      14,416            433,345
                                                  ------------
                                                     1,670,486
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
COMPUTER STORAGE & PERIPHERALS (0.3%)
EMC Corp. (a)..................     177,904       $  1,343,175
Lexmark International, Inc.
 (a)...........................      10,312            560,973
Network Appliance, Inc. (a)....      26,656            330,801
                                                  ------------
                                                     2,234,949
                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp. ...................       6,195            241,295
McDermott International,
 Inc. .........................       4,905             39,731
                                                  ------------
                                                       281,026
                                                  ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
Caterpillar Inc. ..............      27,799          1,360,761
Cummins Inc. ..................       3,555            117,670
Deere & Co. ...................      18,973            908,807
Navistar International Corp.
 (a)...........................       5,138            164,416
PACCAR Inc. ...................       9,346            414,869
                                                  ------------
                                                     2,966,523
                                                  ------------
CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co. ..........       8,343            363,588
                                                  ------------

CONSUMER FINANCE (0.8%)
Capital One Financial Corp. ...      17,301          1,056,226
Countrywide Credit Industries,
 Inc. .........................       9,885            476,951
Household International,
 Inc. .........................      36,871          1,832,489
MBNA Corp. ....................      68,705          2,272,074
Providian Financial Corp. .....      23,337            137,222
                                                  ------------
                                                     5,774,962
                                                  ------------
DATA PROCESSING SERVICES (1.0%)
Automatic Data Processing,
 Inc. .........................      49,906          2,173,406
Concord EFS, Inc. (a)..........      40,638          1,224,829
First Data Corp. ..............      61,543          2,317,709
Fiserv, Inc. (a)...............      15,084            553,734
Paychex, Inc. .................      30,266            947,023
Sabre Holdings Corp. (a).......      11,526            412,631
                                                  ------------
                                                     7,629,332
                                                  ------------
DEPARTMENT STORES (0.7%)
Dillard's, Inc. Class A........       6,780            178,246
Federated Department Stores,
 Inc. (a)......................      15,578            618,447
J.C. Penney Co., Inc. (Holding
 Co.)..........................      21,432            471,933
Kohl's Corp. (a)...............      27,058          1,896,225
May Department Stores Co.
 (The).........................      23,630            778,136
Nordstrom, Inc. ...............      11,096            251,324
Sears, Roebuck and Co. ........      25,367          1,377,428
                                                  ------------
                                                     5,571,739
                                                  ------------
DISTILLERS & VINTNERS (0.1%)
Brown-Forman Corp. Class B.....       5,564            384,139
                                                  ------------

DIVERSIFIED CHEMICALS (0.9%)
Dow Chemical Co. (The).........      72,346          2,487,256
E.I. du Pont de Nemours &
 Co. ..........................      79,883          3,546,805
Eastman Chemical Co. ..........       6,314            296,127

-------
+ Percentages indicated are based on Fund net assets.

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED CHEMICALS (CONTINUED)
Englehard Corp. ...............      10,279       $    291,101
Hercules, Inc. (a).............       8,284             98,745
                                                  ------------
                                                     6,720,034
                                                  ------------
DIVERSIFIED COMMERCIAL SERVICES (0.6%)
Apollo Group Inc. Class A
 (a)...........................      13,844            545,592
Block (H&R), Inc. .............      14,863            685,927
Cendant Corp. (a)..............      83,885          1,332,094
Cintas Corp. ..................      13,663            674,952
Convergys Corp. (a)............      13,883            270,441
Deluxe Corp. ..................       5,371            208,878
Equifax Inc. ..................      11,598            313,146
IMS Health, Inc. ..............      23,762            426,528
                                                  ------------
                                                     4,457,558
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (6.6%)
Ambac Financial Group, Inc. ...       8,534            575,192
American Express Co. ..........     107,565          3,906,761
Bear Stearns Cos., Inc.
 (The).........................       8,024            489,865
Charles Schwab Corp. (The).....     110,211          1,234,363
Citigroup Inc. ................     414,296         16,053,970
Fannie Mae.....................      80,646          5,947,642
Franklin Resources, Inc. ......      21,428            913,690
Freddie Mac....................      56,070          3,431,484
JP Morgan Chase & Co. .........     160,112          5,430,999
Lehman Brothers Holdings,
 Inc. .........................      19,632          1,227,393
Merrill Lynch & Co., Inc. .....      69,398          2,810,619
Moody's Corp. .................      12,667            630,183
Morgan Stanley.................      88,410          3,808,703
SLM Corp. .....................      12,484          1,209,700
State Street Corp. ............      26,259          1,173,777
Stilwell Financial, Inc. ......      18,297            333,005
T.Rowe Price Group, Inc. ......       9,804            322,356
                                                  ------------
                                                    49,499,702
                                                  ------------
DIVERSIFIED METALS & MINING (0.1%)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............      11,580            206,703
Inco Ltd. (a)..................      14,957            339,075
Phelps Dodge Corp. (a).........       6,440            265,328
                                                  ------------
                                                       811,106
                                                  ------------
DRUG RETAIL (0.6%)
CVS Corp. .....................      31,871            975,253
Walgreen Co. ..................      82,083          3,170,866
                                                  ------------
                                                     4,146,119
                                                  ------------
ELECTRIC UTILITIES (2.2%)
Allegheny Energy, Inc. ........       9,870            254,153
Ameren Corp. ..................      11,185            481,067
American Electric Power Co.,
 Inc. .........................      27,224          1,089,504
CMS Energy Corp. ..............      10,591            116,289
Cinergy Corp. .................      13,065            470,209
Consolidated Edison, Inc. .....      17,299            722,233
Constellation Energy Group,
 Inc. .........................      13,156            385,997

                                   SHARES            VALUE
                                 -----------------------------
ELECTRIC UTILITIES (CONTINUED)
DTE Energy Co. ................      13,334       $    595,230
Dominion Resources, Inc. ......      22,271          1,469,421
Edison International Inc.
 (a)...........................      27,191            462,247
Entergy Corp. .................      17,794            755,177
Exelon Corp. ..................      25,762          1,347,353
FPL Group, Inc. ...............      14,200            851,858
FirstEnergy Corp. .............      24,034            802,255
PG&E Corp. (a).................      31,828            569,403
PPL Corp. .....................      11,743            388,458
Pinnacle West Capital Corp. ...       6,895            272,353
Progress Energy Inc. ..........      17,417            905,858
Public Service Enterprise Group
 Inc. .........................      16,717            723,846
Reliant Energy, Inc. ..........      23,874            403,471
Southern Co. (The).............      56,105          1,537,277
TECO Energy Inc. ..............      12,344            302,428
TXU Corp. .....................      21,337          1,096,722
Xcel Energy Inc. ..............      29,553            495,604
                                                  ------------
                                                    16,498,413
                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
American Power Conversion Corp.
 (a)...........................      15,788            199,403
Cooper Industries, Ltd. Class
 A.............................       7,717            303,278
Emerson Electric Co. ..........      33,887          1,813,293
Molex, Inc. ...................      15,889            532,758
Power-One, Inc. (a)............       5,908             36,748
Rockwell Automation Inc. ......      15,082            299,378
Thomas & Betts Corp. (a).......       4,762             88,573
                                                  ------------
                                                     3,273,431
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.
 (a)...........................      36,751            877,614
Jabil Circuit Inc. (a).........      15,407            325,242
Millipore Corp. ...............       3,682            117,750
PerkinElmer, Inc. .............       9,820            108,511
Sanmina-SCI Corp. (a)..........      41,758            263,493
Solectron Corp. (a)............      64,595            397,259
Symbol Technologies, Inc. .....      17,690            150,365
Tektronix, Inc. (a)............       7,793            145,807
Thermo Electron Corp. (a)......      14,550            240,075
Waters Corp. (a)...............      10,506            280,510
                                                  ------------
                                                     2,906,626
                                                  ------------
EMPLOYMENT SERVICES (0.0%) (b)
Robert Half International Inc.
 (a)...........................      14,464            337,011
                                                  ------------

ENVIRONMENTAL SERVICES (0.2%)
Allied Waste Industries, Inc.
 (a)...........................      15,471            150,223
Waste Management, Inc. (a).....      50,482          1,315,056
                                                  ------------
                                                     1,465,279
                                                  ------------
FOOD DISTRIBUTORS (0.2%)
SUPERVALU, Inc. ...............      10,723            263,035
SYSCO Corp. ...................      53,531          1,457,114
                                                  ------------
                                                     1,720,149
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
FOOD RETAIL (0.5%)
Albertson's, Inc. .............      32,689       $    995,707
Kroger Co. (The) (a)...........      64,467          1,282,893
Safeway, Inc. (a)..............      38,880          1,134,907
Winn-Dixie Stores, Inc. .......      11,984            186,831
                                                  ------------
                                                     3,600,338
                                                  ------------
FOOTWEAR (0.2%)
NIKE, Inc. Class B.............      21,668          1,162,488
Reebok International Ltd.
 (a)...........................       4,607            135,907
                                                  ------------
                                                     1,298,395
                                                  ------------
FOREST PRODUCTS (0.2%)
Louisiana-Pacific Corp. (a)....       8,585             90,829
Weyerhaeuser Co. ..............      17,702          1,130,273
                                                  ------------
                                                     1,221,102
                                                  ------------
GAS UTILITIES (0.4%)
El Paso Corp. .................      46,437            957,067
KeySpan Corp. .................      10,877            409,519
Kinder Morgan, Inc. ...........       9,956            378,527
Nicor, Inc. ...................       3,828            175,131
NiSource Inc. .................      16,593            362,225
Peoples Energy Corp. ..........       2,936            107,428
Sempra Energy..................      16,806            371,917
                                                  ------------
                                                     2,761,814
                                                  ------------
GENERAL MERCHANDISE STORES (3.3%)
Big Lots Inc. (a)..............       9,099            179,068
Costco Wholesale Corp. (a).....      36,304          1,402,061
Dollar General Corp. ..........      27,170            517,045
Family Dollar Stores, Inc. ....      13,807            486,697
Target Corp. ..................      72,789          2,703,383
Wal-Mart Stores, Inc. .........     357,702         19,677,187
                                                  ------------
                                                    24,965,441
                                                  ------------
GOLD (0.3%)
Barrick Gold Corp. ............      43,938            834,383
Newmont Mining Corp. Holding
 Co. ..........................      31,516            829,816
Placer Dome, Inc. .............      27,135            304,183
                                                  ------------
                                                     1,968,382
                                                  ------------
HEALTH CARE DISTRIBUTORS & SERVICES (0.5%)
AmerisourceBergen Corp. .......       8,264            628,064
Cardinal Health, Inc. .........      36,210          2,223,656
McKesson Corp. ................      23,184            758,117
Quintiles Transnational Corp.
 (a)...........................       9,590            119,779
                                                  ------------
                                                     3,729,616
                                                  ------------
HEALTH CARE EQUIPMENT (1.6%)
Applera Corp. Applied
 Biosystems Group..............      17,033            331,973
Bard (C.R.), Inc. .............       4,120            233,110
Baxter International Inc. .....      48,305          2,146,674
Becton, Dickinson & Co. .......      20,756            715,044
Biomet, Inc. (a)...............      21,597            585,711

                                   SHARES            VALUE
                                 -----------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
Boston Scientific Corp. (a)....      32,328       $    947,857
Guidant Corp. (a)..............      24,540            741,844
Medtronic, Inc. ...............      97,614          4,182,760
St. Jude Medical, Inc. (a).....       7,006            518,024
Stryker Corp. .................      15,768            843,746
Zimmer Holdings, Inc. (a)......      15,675            558,970
                                                  ------------
                                                    11,805,713
                                                  ------------
HEALTH CARE FACILITIES (0.6%)
HCA Inc. ......................      41,584          1,975,240
Health Management Associates,
 Inc. (a)......................      20,326            409,569
HEALTHSOUTH Corp. (a)..........      31,773            406,377
Manor Care, Inc. (a)...........       8,460            194,580
Tenet Healthcare Corp. (a).....      26,093          1,866,954
                                                  ------------
                                                     4,852,720
                                                  ------------
HEALTH CARE SUPPLIES (0.0%) (b)
Bausch & Lomb Inc. ............       4,368            147,857
                                                  ------------

HOME FURNISHINGS (0.1%)
Leggett & Platt, Inc. .........      16,270            380,718
                                                  ------------

HOME IMPROVEMENT RETAIL (1.4%)
Home Depot, Inc. (The).........     188,995          6,941,786
Lowe's Cos., Inc. .............      62,412          2,833,505
Sherwin-Williams Co. (The).....      12,662            378,974
                                                  ------------
                                                    10,154,265
                                                  ------------
HOMEBUILDING (0.1%)
Centex Corp. ..................       4,938            285,367
KB Home........................       4,102            211,294
Pulte Homes, Inc. .............       4,763            273,777
                                                  ------------
                                                       770,438
                                                  ------------
HOTELS, RESORTS & CRUISE LINES (0.4%)
Carnival Corp. ................      47,279          1,309,156
Hilton Hotels Corp. ...........      29,964            416,493
Marriott International, Inc.
 Class A.......................      19,512            742,432
Starwood Hotels & Resorts
 Worldwide, Inc. ..............      15,746            517,886
                                                  ------------
                                                     2,985,967
                                                  ------------
HOUSEHOLD APPLIANCES (0.2%)
Black & Decker Corp. (The).....       6,565            316,433
Maytag Corp. ..................       6,391            272,576
Snap-on Inc. ..................       4,877            146,164
Stanley Works (The)............       7,234            296,666
Whirlpool Corp. ...............       5,417            354,055
                                                  ------------
                                                     1,385,894
                                                  ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)...............      18,754            775,478
Colgate-Palmolive Co. .........      44,455          2,224,973

-------
+ Percentages indicated are based on Fund net assets.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (CONTINUED)
Kimberly-Clark Corp. ..........      41,686       $  2,584,532
Procter & Gamble Co. (The).....     104,488          9,330,778
                                                  ------------
                                                    14,915,761
                                                  ------------
HOUSEWARES & SPECIALTIES (0.2%)
American Greetings Corp. Class
 A.............................       5,350             89,131
Fortune Brands, Inc. ..........      11,931            667,420
Newell Rubbermaid, Inc. .......      21,674            759,890
Tupperware Corp. ..............       4,810            100,000
                                                  ------------
                                                     1,616,441
                                                  ------------
INDUSTRIAL CONGLOMERATES (4.0%)
EnPro Industries, Inc. (a).....       1,706              9,588
General Electric Co. (c).......     799,729         23,232,127
Textron, Inc. .................      11,337            531,705
3M Co. ........................      31,316          3,851,868
Tyco International Ltd. .......     160,874          2,173,408
                                                  ------------
                                                    29,798,696
                                                  ------------
INDUSTRIAL GASES (0.2%)
Air Products & Chemicals,
 Inc. .........................      18,414            929,355
Praxair, Inc. .................      12,989            739,983
                                                  ------------
                                                     1,669,338
                                                  ------------
INDUSTRIAL MACHINERY (0.6%)
Danaher Corp. .................      11,976            794,608
Dover Corp. ...................      16,651            582,785
Eaton Corp. ...................       5,664            412,056
Illinois Tool Works, Inc. .....      24,502          1,688,678
Ingersoll-Rand Co. Class A.....      13,554            618,876
ITT Industries, Inc. ..........       7,234            510,720
Pall Corp. ....................      10,176            211,152
Parker-Hannifin Corp. .........       9,385            448,509
                                                  ------------
                                                     5,267,384
                                                  ------------
INSURANCE BROKERS (0.4%)
Aon Corp. .....................      21,746            641,072
Marsh & McLennan Cos., Inc. ...      22,044          2,129,450
                                                  ------------
                                                     2,770,522
                                                  ------------
INTEGRATED OIL & GAS (6.0%)
Amerada Hess Corp. ............       7,239            597,217
ChevronTexaco Corp. ...........      85,947          7,606,310
Conoco Inc. ...................      50,390          1,400,842
Exxon Mobil Corp. .............     545,432         22,319,077
Marathon Oil Corp. ............      24,907            675,478
Occidental Petroleum Corp. ....      29,819            894,272
Phillips Petroleum Co. ........      30,567          1,799,785
Royal Dutch Petroleum Co. ADR
 (d)...........................     171,310          9,468,304
                                                  ------------
                                                    44,761,285
                                                  ------------
INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
ALLTEL Corp. ..................      25,247          1,186,609
AT&T Corp. ....................     305,465          3,268,476

                                   SHARES            VALUE
                                 -----------------------------
INTEGRATED TELECOMMUNICATION SERVICES (CONTINUED)
BellSouth Corp. ...............     151,019       $  4,757,098
CenturyTel, Inc. ..............      11,425            337,037
Citizens Communications Co.
 (a)...........................      21,261            177,742
Qwest Communications
 International, Inc. ..........     133,952            375,066
SBC Communications, Inc. ......     268,595          8,192,148
Sprint Corp. (FON Group).......      71,345            756,970
Verizon Communications Inc. ...     218,586          8,776,228
                                                  ------------
                                                    27,827,374
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Yahoo! Inc. (a)................      45,891            677,351
                                                  ------------

IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a)....      13,678            653,809
Electronic Data Systems
 Corp. ........................      38,741          1,439,228
Unisys Corp. (a)...............      25,139            226,251
                                                  ------------
                                                     2,319,288
                                                  ------------
LEISURE PRODUCTS (0.1%)
Brunswick Corp. ...............       7,240            202,720
Hasbro, Inc. ..................      13,997            189,799
Mattel, Inc. ..................      34,510            725,055
                                                  ------------
                                                     1,117,574
                                                  ------------
LIFE & HEALTH INSURANCE (0.8%)
AFLAC Inc. ....................      42,390          1,356,480
Conseco, Inc. (a)..............      26,695             53,390
Jefferson-Pilot Corp. .........      12,114            572,023
John Hancock Financial
 Services, Inc. ...............      24,073            847,370
Lincoln National Corp. ........      15,108            634,536
MetLife, Inc. .................      56,715          1,633,392
Torchmark Corp. ...............      10,134            387,119
UNUMProvident Corp. ...........      19,821            504,444
                                                  ------------
                                                     5,988,754
                                                  ------------
MANAGED HEALTH CARE (0.7%)
Aetna Inc. ....................      11,623            557,555
CIGNA Corp. ...................      11,348          1,105,522
Humana Inc. (a)................      13,766            215,163
UnitedHealth Group Inc. (a)....      24,760          2,266,778
WellPoint Health Networks Inc.
 (a)...........................      11,542            898,083
                                                  ------------
                                                     5,043,101
                                                  ------------
METAL & GLASS CONTAINERS (0.1%)
Ball Corp. ....................       4,448            184,503
Pactiv Corp. (a)...............      12,816            303,739
                                                  ------------
                                                       488,242
                                                  ------------
MOTORCYCLE MANUFACTURERS (0.2%)
Harley-Davidson, Inc. .........      24,525          1,257,397
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
MOVIES & ENTERTAINMENT (2.0%)
AOL Time Warner Inc. (a).......     356,444       $  5,243,291
Viacom, Inc. Class B (a).......     142,129          6,306,264
Walt Disney Co. (The)..........     164,430          3,107,727
                                                  ------------
                                                    14,657,282
                                                  ------------
MULTI-LINE INSURANCE (2.2%)
American International Group,
 Inc. .........................     210,490         14,361,733
Hartford Financial Services
 Group, Inc. (The).............      19,810          1,178,101
Loews Corp. ...................      15,476            831,061
                                                  ------------
                                                    16,370,895
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)............      42,893            232,480
Calpine Corp. (a)..............      29,891            210,134
Duke Energy Corp. .............      66,470          2,067,217
Dynegy Inc. Class A............      28,316            203,875
Mirant Corp. (a)...............      32,290            235,717
Williams Cos., Inc. (The)......      41,392            247,938
                                                  ------------
                                                     3,197,361
                                                  ------------
NETWORKING EQUIPMENT (1.1%)
Avaya Inc. (a).................      28,946            143,283
Cisco Systems, Inc. (a)........     588,812          8,213,927
                                                  ------------
                                                     8,357,210
                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................      58,102            404,971
                                                  ------------

OFFICE SERVICES & SUPPLIES (0.2%)
Avery Dennison Corp. ..........       8,849            555,275
Pitney Bowes Inc. .............      19,942            792,096
                                                  ------------
                                                     1,347,371
                                                  ------------
OIL & GAS DRILLING (0.2%)
Nabors Industries, Ltd. (a)....      11,298            397,125
Noble Corp. (a)................      10,648            411,013
Rowan Co., Inc. (a)............       7,612            163,277
Transocean Inc. ...............      25,614            797,876
                                                  ------------
                                                     1,769,291
                                                  ------------
OIL & GAS EQUIPMENT & SERVICES (0.5%)
BJ Services Co. (a)............      12,596            426,752
Baker Hughes Inc. .............      26,882            894,902
Halliburton Co. ...............      34,483            549,659
Schlumberger Ltd. .............      46,422          2,158,623
                                                  ------------
                                                     4,029,936
                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION (0.6%)
Anadarko Petroleum Corp. ......      20,078            989,845
Apache Corp. ..................      11,511            661,652
Burlington Resources Inc. .....      16,243            617,234
Devon Energy Corp. ............      12,544            618,168
EOG Resources, Inc. ...........       9,493            376,872

                                   SHARES            VALUE
                                 -----------------------------
OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
Kerr-McGee Corp. ..............       8,039       $    430,489
Unocal Corp. ..................      20,055            740,832
                                                  ------------
                                                     4,435,092
                                                  ------------
OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.1%)
Ashland Inc. ..................       5,865            237,532
Sunoco, Inc. ..................       6,077            216,524
                                                  ------------
                                                       454,056
                                                  ------------
PACKAGED FOODS & MEATS (1.6%)
Campbell Soup Co. .............      32,895            909,876
ConAgra Foods, Inc. ...........      43,483          1,202,305
General Mills, Inc. ...........      29,315          1,292,205
Heinz (H.J.) Co. ..............      28,203          1,159,143
Hershey Foods Corp. ...........      10,940            687,689
J.M. Smucker Co. (The).........       2,171             74,096
Kellogg Co. ...................      32,683          1,172,012
Sara Lee Corp. ................      63,373          1,308,019
Unilever N.V. ADR (d)..........      46,119          2,988,511
Wm. Wrigley Jr. Co. ...........      18,251          1,010,193
                                                  ------------
                                                    11,804,049
                                                  ------------
PAPER PACKAGING (0.1%)
Bemis Co., Inc. ...............       4,260            202,350
Sealed Air Corp. (a)...........       6,921            278,709
Temple-Inland, Inc. ...........       4,010            232,018
                                                  ------------
                                                       713,077
                                                  ------------
PAPER PRODUCTS (0.4%)
Boise Cascade Corp. ...........       4,579            158,113
Georgia-Pacific Corp. .........      18,282            449,372
International Paper Co. .......      38,961          1,697,920
MeadWestvaco Corp. ............      16,036            538,168
                                                  ------------
                                                     2,843,573
                                                  ------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B.....       4,531            216,582
Avon Products, Inc. ...........      19,099            997,732
Gillette Co. (The).............      85,038          2,880,237
                                                  ------------
                                                     4,094,551
                                                  ------------
PHARMACEUTICALS (9.1%)
Abbott Laboratories............     125,125          4,710,956
Allergan, Inc. ................      10,529            702,811
Bristol-Myers Squibb Co. ......     156,042          4,010,279
Forest Laboratories, Inc.
 (a)...........................      14,438          1,022,210
Johnson & Johnson..............     242,172         12,655,909
King Pharmaceuticals, Inc.
 (a)...........................      19,735            439,104
Lilly (Eli) & Co. .............      90,522          5,105,441
Merck & Co., Inc. .............     182,221          9,227,672
Pfizer Inc. ...................     502,279         17,579,765
Pharmacia Corp. ...............     104,500          3,913,525
Schering-Plough Corp. .........     118,037          2,903,710
Watson Pharmaceuticals, Inc.
 (a)...........................       8,280            209,236
Wyeth..........................     106,427          5,449,062
                                                  ------------
                                                    67,929,680
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
PHOTOGRAPHIC PRODUCTS (0.1%)
Eastman Kodak Co. .............      23,368       $    681,645
                                                  ------------

PROPERTY & CASUALTY INSURANCE (1.1%)
ACE, Ltd. .....................      20,919            661,040
Allstate Corp. (The)...........      57,489          2,125,943
Chubb Corp. (The)..............      13,745            973,146
Cincinnati Financial Corp. ....      13,307            619,175
MBIA Inc. .....................      12,049            681,130
MGIC Investment Corp. .........       8,723            591,420
Progressive Corp. (The)........      17,671          1,022,267
SAFECO Corp. ..................      10,506            324,530
St. Paul Cos., Inc. (The)......      16,688            649,497
XL Capital Ltd. Class A........      10,775            912,643
                                                  ------------
                                                     8,560,791
                                                  ------------
PUBLISHING (0.7%)
Dow Jones & Co., Inc. .........       6,867            332,706
Gannett Co., Inc. .............      21,276          1,614,848
Knight-Ridder, Inc. ...........       6,817            429,130
McGraw-Hill Cos. Inc. (The)....      15,569            929,469
Meredith Corp. ................       4,231            162,259
New York Times Co. (The) Class
 A.............................      12,271            631,957
Tribune Co. ...................      24,016          1,044,696
                                                  ------------
                                                     5,145,065
                                                  ------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp. ........................      31,169            935,070
CSX Corp. .....................      17,268            601,099
Norfolk Southern Corp. ........      31,516            736,844
Union Pacific Corp. ...........      20,009          1,266,170
                                                  ------------
                                                     3,539,183
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (0.3%)
Equity Office Properties
 Trust.........................      33,385          1,004,889
Equity Residential.............      21,851            628,216
Plum Creek Timber Co. Inc. ....      14,988            458,633
                                                  ------------
                                                     2,091,738
                                                  ------------
RESTAURANTS (0.7%)
Darden Restaurants, Inc. ......      14,309            353,432
McDonald's Corp. ..............     102,347          2,911,772
Starbucks Corp. (a)............      29,935            743,885
Wendy's International, Inc. ...       9,225            367,432
Yum! Brands Inc. (a)...........      23,490            687,082
                                                  ------------
                                                     5,063,603
                                                  ------------
SEMICONDUCTOR EQUIPMENT (0.5%)
Applied Materials, Inc. (a)....     132,020          2,511,020
KLA-Tencor Corp. (a)...........      15,056            662,313
Novellus Systems, Inc. (a).....      11,415            388,110
Teradyne, Inc. (a).............      14,577            342,560
                                                  ------------
                                                     3,904,003
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
SEMICONDUCTORS (2.7%)
Advanced Micro Devices, Inc.
 (a)...........................      27,753       $    269,759
Agere Systems Inc. Class A
 (a)...........................       3,085              4,319
Agere Systems Inc. Class B
 (a)...........................      75,738            113,607
Altera Corp. (a)...............      31,119            423,218
Analog Devices, Inc. (a).......      29,424            873,893
Applied Micro Circuits Corp.
 (a)...........................      23,827            112,702
Broadcom Corp. Class A (a).....      20,953            367,516
Conexant Systems, Inc. (a).....      19,578             31,716
Intel Corp. ...................     537,742          9,824,546
LSI Logic Corp. (a)............      29,066            254,327
Linear Technology Corp. .......      25,200            792,036
Maxim Integrated Products, Inc.
 (a)...........................      26,014            997,117
Micron Technology, Inc. (a)....      48,010            970,762
National Semiconductor Corp.
 (a)...........................      13,848            403,946
NVIDIA Corp. (a)...............      11,620            199,632
PMC-Sierra, Inc. (a)...........      13,207            122,429
QLogic Corp. (a)...............       7,418            282,626
Skyworks Solutions, Inc. (a)...       6,872             38,139
Texas Instruments, Inc. .......     139,976          3,317,431
Vitesse Semiconductor Corp.
 (a)...........................      14,352             45,352
Xilinx, Inc. (a)...............      26,767            600,384
                                                  ------------
                                                    20,045,457
                                                  ------------
SOFT DRINKS (2.6%)
Coca-Cola Co. (The) (c)........     200,108         11,206,048
Coca-Cola Enterprises Inc. ....      35,869            791,988
Pepsi Bottling Group, Inc.
 (The).........................      22,819            702,825
PepsiCo, Inc. .................     142,245          6,856,209
                                                  ------------
                                                    19,557,070
                                                  ------------
SPECIALTY CHEMICALS (0.4%)
Ecolab Inc. ...................      10,255            474,089
Great Lakes Chemical Corp. ....       4,584            121,705
International Flavors &
 Fragrances Inc. ..............       7,769            252,415
PPG Industries, Inc. ..........      13,623            843,264
Rohm & Haas Co. ...............      17,734            718,049
Sigma-Aldrich Corp. ...........       5,875            294,631
                                                  ------------
                                                     2,704,153
                                                  ------------
SPECIALTY STORES (0.4%)
AutoZone, Inc. (a).............       8,659            669,341
Bed Bath & Beyond Inc. (a).....      22,844            862,132
Office Depot, Inc. (a).........      23,920            401,856
Staples, Inc. (a)..............      36,941            727,738
Tiffany & Co. .................      12,059            424,477
Toys "R" Us, Inc. (a)..........      15,939            278,454
                                                  ------------
                                                     3,363,998
                                                  ------------
STEEL (0.1%)
Allegheny Technologies,
 Inc. .........................       6,848            108,541
Nucor Corp. ...................       6,265            407,476
United States Steel Corp. .....       7,225            143,705
Worthington Industries,
 Inc. .........................       7,085            128,238
                                                  ------------
                                                       787,960
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
SYSTEMS SOFTWARE (4.0%)
Adobe Systems Inc. ............      19,041       $    542,669
BMC Software, Inc. (a).........      19,542            324,397
Computer Associates
 International, Inc. ..........      46,452            738,122
Microsoft Corp. (a)(c).........     435,409         23,564,335
Novell, Inc. (a)...............      26,787             85,986
Oracle Corp. (a)...............     442,603          4,191,450
VERITAS Software Corp. (a).....      31,936            632,014
                                                  ------------
                                                    30,078,973
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT (0.9%)
ADC Telecommunications, Inc.
 (a)...........................      62,710            143,606
Andrew Corp. (a)...............       6,592             94,463
CIENA Corp. (a)................      26,337            110,352
Comverse Technology, Inc.
 (a)...........................      14,927            138,224
Corning, Inc. (a)..............      74,136            263,183
JDS Uniphase Corp. (a).........     106,916            287,604
Lucent Technologies, Inc.
 (a)...........................     275,237            456,893
Motorola, Inc. ................     182,602          2,633,121
Nortel Networks Corp. (a)......     308,598            447,467
QUALCOMM, Inc. (a).............      61,664          1,695,143
Scientific-Atlanta, Inc. ......      13,030            214,344
Tellabs, Inc. (a)..............      33,242            210,090
                                                  ------------
                                                     6,694,490
                                                  ------------
TIRE & RUBBER (0.0%) (b)
Cooper Tire & Rubber Co. ......       6,062            124,574
Goodyear Tire & Rubber Co.
 (The).........................      12,847            240,367
                                                  ------------
                                                       364,941
                                                  ------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. ......     172,057          7,515,450
UST Inc. ......................      13,375            454,750
                                                  ------------
                                                     7,970,200
                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. .............      13,905            484,867
Grainger (W.W.), Inc. .........       7,630            382,263
                                                  ------------
                                                       867,130
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................     217,655          1,273,282
Nextel Communications, Inc.
 (a)...........................      64,338            206,525
Sprint Corp. (PCS Group) (a)...      79,493            355,334
                                                  ------------
                                                     1,835,141
                                                  ------------
Total Common Stocks
 (Cost $743,474,780)...........                    730,436,705(e)
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (2.6%)
COMMERCIAL PAPER (1.9%)
General Motors Acceptance Corp.
 2.00%, due 8/16/02 (c)........  $14,000,000      $ 13,962,644
                                                  ------------
Total Commercial Paper
 (Cost $13,962,644)............                     13,962,644
                                                  ------------

U.S. GOVERNMENT (0.7%)
United States Treasury Bills
 1.66%, due 7/18/02--7/25/02
 (c)...........................   5,600,000          5,593,895
                                                  ------------
Total U.S. Government
 (Cost $5,593,895).............                      5,593,895
                                                  ------------
Total Short-Term Investments
 (Cost $19,556,539)............                     19,556,539
                                                  ------------
Total Investments
 (Cost $763,031,319) (f).......       100.0%       749,993,244(g)
Cash and Other Assets,
 Less Liabilities..............         0.0(b)          22,624
                                 -----------      ------------
Net Assets.....................       100.0%      $750,015,868
                                 ===========      ============

                         CONTRACTS      UNREALIZED
                           LONG      DEPRECIATION(h)
                         ----------------------------
FUTURES CONTRACTS (-0.1%)

Standard & Poor's 500
 Index
 September 2002........      81         $(421,911)
 Mini September 2002...       3              (866)
                                        ---------
Total Futures Contracts
 (Settlement Value
 $20,198,040) (e)......                 $(422,777)
                                        =========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  ADR--American Depositary Receipt.
(e)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents approximately 100.1% of net assets.
(f)  The cost for federal income tax purposes is $763,940,190.
(g)  At June 30, 2002 net unrealized depreciation was
     $13,946,946 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $132,507,576 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $146,454,522.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     June 30, 2002.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $763,031,319).............................................       $749,993,244
Cash........................................................             71,340
Receivables:
  Investment securities sold................................          1,758,978
  Dividends and interest....................................          1,052,210
  Variation margin on futures contracts.....................            323,738
Other assets................................................             11,482
                                                                   ------------
        Total assets........................................        753,210,992
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          1,266,746
  Investment securities purchased...........................          1,114,316
  Manager...................................................            307,396
  Transfer agent............................................            243,463
  NYLIFE Distributors.......................................            149,681
  Custodian.................................................             26,050
  Trustees..................................................              4,531
Accrued expenses............................................             82,941
                                                                   ------------
        Total liabilities...................................          3,195,124
                                                                   ------------
Net assets..................................................       $750,015,868
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $    232,482
Additional paid-in capital..................................        784,933,206
Accumulated undistributed net investment income.............          2,109,962
Accumulated net realized loss on investments................        (23,798,930)
Net unrealized depreciation on investments and futures
  transactions..............................................        (13,460,852)
                                                                   ------------
Net assets applicable to outstanding shares.................       $750,015,868
                                                                   ============
Shares of beneficial interest outstanding...................         23,248,215
                                                                   ============
Net asset value per share outstanding.......................       $      32.26
Maximum sales charge (3.00% of offering price)..............               1.00
                                                                   ------------
Maximum offering price per share outstanding................       $      33.26
                                                                   ============

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   6,142,076
  Interest..................................................        174,315
                                                              -------------
    Total income............................................      6,316,391
                                                              -------------
Expenses:
  Manager...................................................      2,153,760
  Distribution..............................................      1,076,880
  Transfer agent............................................        706,888
  Shareholder communication.................................         88,516
  Custodian.................................................         56,640
  Recordkeeping.............................................         56,153
  Professional..............................................         49,344
  Trustees..................................................         16,550
  Registration..............................................          1,185
  Miscellaneous.............................................         34,426
                                                              -------------
    Total expenses..........................................      4,240,342
                                                              -------------
Net investment income.......................................      2,076,049
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................    (44,013,130)
  Futures transactions......................................     (1,909,537)
                                                              -------------
Net realized loss on investments............................    (45,922,667)
                                                              -------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    (78,094,203)
  Futures transactions......................................       (278,806)
                                                              -------------
Net unrealized loss on investments..........................    (78,373,009)
                                                              -------------
Net realized and unrealized loss on investments.............   (124,295,676)
                                                              -------------
Net decrease in net assets resulting from operations........  $(122,219,627)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $32,767.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2002*        2001
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   2,076,049    $    3,907,673
  Net realized gain (loss) on investments...................    (45,922,667)       32,930,154
  Net change in unrealized appreciation (depreciation) on
    investments and futures transactions....................    (78,373,009)     (183,942,572)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......   (122,219,627)     (147,104,745)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................             --        (4,112,722)
  From net realized gain on investments.....................             --       (29,560,108)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......             --       (33,672,830)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................      2,436,062       217,166,770
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --        32,653,836
                                                              --------------   --------------
                                                                  2,436,062       249,820,606
  Cost of shares redeemed...................................    (81,862,975)     (254,008,155)
                                                              --------------   --------------
    Decrease in net assets derived from capital share
     transactions...........................................    (79,426,913)       (4,187,549)
                                                              --------------   --------------
    Net decrease in net assets..............................   (201,646,540)     (184,965,124)
NET ASSETS:
Beginning of period.........................................    951,662,408     1,136,627,532
                                                              --------------   --------------
End of period...............................................  $ 750,015,868    $  951,662,408
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $   2,109,962    $       33,913
                                                              ==============   ==============

-------

 *   Unaudited.

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                         Six months
                                           ended                          Year ended December 31,
                                          June 30,      ------------------------------------------------------------
                                           2002+           2001          2000          1999        1998       1997
                                         ----------     ----------    ----------    ----------   --------   --------
Net asset value at beginning of
  period..............................   $   37.35      $    42.76    $    47.36    $    39.47   $  30.91   $  23.37
                                         ----------     ----------    ----------    ----------   --------   --------
Net investment income.................        0.09            0.16          0.12          0.20       0.21       0.30
Net realized and unrealized gain
  (loss) on investments...............       (5.18)          (5.57)       (4.72)          7.69       8.35       7.24
                                         ----------     ----------    ----------    ----------   --------   --------
Total from investment operations......       (5.09)          (5.41)       (4.60)          7.89       8.56       7.54
                                         ----------     ----------    ----------    ----------   --------   --------
Less dividends and distributions:
From net investment income............          --           (0.16)       (0.12)         (0.20)     (0.21)     (0.30)
From net realized gain on
  investments.........................          --           (1.17)       (1.44)         (0.99)     (0.43)     (0.41)
                                         ----------     ----------    ----------    ----------   --------   --------
Total dividends and distributions.....          --           (1.33)       (1.56)         (1.19)     (0.64)     (0.71)
                                         ----------     ----------    ----------    ----------   --------   --------
Reverse share split...................          --            1.33          1.56          1.19       0.64       0.71
                                         ----------     ----------    ----------    ----------   --------   --------
Net asset value at end of period......   $   32.26      $    37.35    $    42.76    $    47.36   $  39.47   $  30.91
                                         ==========     ==========    ==========    ==========   ========   ========
Total investment return (a)...........      (13.63%)        (12.65%)       (9.71%)       19.99%     27.69%     32.26%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............        0.48%++         0.38%         0.26%         0.50%      0.68%      1.25%
    Net expenses......................        0.98%++         0.97%         0.92%         0.94%      0.96%      0.80%
    Expenses (before reimbursement)...        0.98%++         0.97%         0.92%         0.94%      0.99%      0.99%
Portfolio turnover rate...............           1%              4%            9%            3%         4%         3%
Net assets at end of period (in
  000's)..............................   $ 750,016      $  951,662    $1,136,628    $1,254,018   $797,120   $435,689

-------

 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charge.

20
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks repre-sented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Ex-change. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (f) by appraising all other secur-ities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular

                                                                              21
                                                                               -

MainStay Equity Index Fund

close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their con-tracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-porary differences do not require reclassification.

22
-

The Fund went ex-dividend on December 18, 2001, and also underwent a reverse share split on that day. The reverse share split rate was 0.9642 per share outstanding calculated on fund shares out-standing immediately after reinvestment of dividends.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and as-sumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflec-ted a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a sub-advisor, and Monitor Capital Advisors LLC was merged into NYLIM on February 28, 2001.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facil-ities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Manager earned $2,153,760.

                                                                              23
                                                                               -

MainStay Equity Index Fund

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charges retained by the Distributor was $13,543 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A shares of $10,504 for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $706,888.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Com-mittee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Indepen-dent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $9,144 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $56,153 for the six months ended June 30, 2002.

24
-

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $8,102 and $63,234, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         SIX MONTHS ENDED          YEAR ENDED
                                                          JUNE 30, 2002*        DECEMBER 31, 2001
                                                         ----------------       -----------------
Shares sold............................................           66                  5,689
Shares issued in reinvestment of dividends and
  distributions........................................           --                    911
                                                              ------                 ------
                                                                  66                  6,600
Shares redeemed........................................       (2,299)                (6,760)
Reduction of shares due to reverse share split.........           --                   (940)
                                                              ------                 ------
Net decrease...........................................       (2,233)                (1,100)
                                                              ======                 ======

-------
* Unaudited.

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, guarantees unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased plus the value of all dividends and distributions paid during that 10-year period (including cumulative reinvested dividends and distributions attributable to such share) ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by share-holders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

                                                                              25
                                                                               -

MainStay Equity Index Fund

NOTE 8--SUBSEQUENT EVENTS:

The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund.

26
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS


MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

                                                                              27
                                                                               -

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSEI10- 08/02
                                                                 06

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers Government Bond Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           26

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Govern-
ment Fund versus Lehman Brothers(R)
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 2.84%, 5 Years 5.68%, 10 Years 5.41%

                              [PERFORMANCE GRAPH]

                Mainstay           Lehman Brothers
           Government Fund     Government Bond Index(1) Inflation (CPI)(2)
           ---------------     ------------------------ ------------------
6/92             $ 9,550             $10,000                $10,000
6/93             $10,220             $11,289                $10,300
6/94             $10,076             $11,137                $10,557
6/95             $11,127             $12,480                $10,878
6/96             $11,490             $13,041                $11,185
6/97             $12,270             $14,006                $11,435
6/98             $13,596             $15,582                $11,620
6/99             $13,824             $16,056                $11,849
6/00             $14,397             $16,856                $12,291
6/01             $15,728             $18,601                $12,691
6/02             $16,936             $20,239                $12,827

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 1.88%, 5 Years 5.57%, 10 Years 5.35% Class C Total Returns: 1 Year 5.88%, 5 Years 5.89%, 10 Years 5.35%

                              [PERFORMANCE GRAPH]

                Mainstay          Lehman Brothers
           Government Fund     Government Bond Index(1) Inflation (CPI)(2)
           ---------------     ------------------------ ------------------
6/92            $10,000              $10,000               $10,000
6/93            $10,702              $11,289               $10,300
6/94            $10,551              $11,137               $10,557
6/95            $11,608              $12,480               $10,878
6/96            $11,917              $13,041               $11,185
6/97            $12,652              $14,006               $11,435
6/98            $13,928              $15,582               $11,620
6/99            $14,071              $16,056               $11,849
6/00            $14,516              $16,856               $12,291
6/01            $15,761              $18,601               $12,691
6/02            $16,845              $20,239               $12,827

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers(R) Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the Lehman Brothers Government Bond Index.

Portfolio Management Discussion and Analysis
The first six months of 2002 saw several positive economic developments. Con-sumer spending remained strong, the housing market was firm, manufacturing activity increased, and businesses benefited from labor-productivity gains. Real gross domestic product rose 5.0% in the first quarter of 2002, but the stock market's decline over the first half of the year raised questions as to whether or not investors were convinced that the improvements could be sustained.

The Federal Reserve did not adjust the targeted federal funds rate during the first half of 2002. Over the six-month period, a close connection developed be-tween the 10-year Treasury yield and the S&P 500. As the stock market declined, 10-year Treasury yields also tended to decline, with a positive impact on the price of intermediate Treasuries.

During the first half of 2002, investors expressed concern over rising tensions in the Middle East, skirmishes in South Asia, and issues of homeland security. With a steady stream of earnings disappointments, accounting irregularities, bankrupt-cies, and insider-trading investigations, the question of trust loomed large in the minds of many investors. We believe the resulting lack of confidence may help to explain why stocks declined and bonds advanced in the first half of 2002--an atypical scenario in the early stages of an economic recovery.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Government Fund Class A shares returned 3.10% and Class B and Class C shares returned 2.70%, excluding all sales charges. All share classes underperformed the 3.64% return for the average Lipper(1) general U.S. government fund over the same period. All share classes also underperformed the 3.78% return of the Lehman Brothers(R) Govern-ment Bond Index(2) for the first six months of 2002.

The Fund's performance suffered in the second quarter of 2002, when the bond market's tone turned bearish in some of the sectors where the Fund had made greater commitments. We believe that sentiment could shift forcefully in the opposite direction if corporate earnings improve and the Federal Reserve moves toward a less accommodative monetary policy. For this reason, we remain com-fortable with the Fund's holdings and expect recent setbacks to be reversible.

STRATEGIC POSITIONING

At the beginning of the reporting period, we expected the trend toward eco-nomic recovery to increase demand for products priced at a spread over Trea-sury securities, and we positioned the Fund accordingly. We overweighted securitized products, such as mortgage-backed bonds and asset-backed securities

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             3.81%
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20
12/01                                                                             6.33
6/02                                                                              3.10

CLASS B AND CLASS C SHARES

                                  [BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                             3.81%
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49
12/01                                                                             5.54
6/02                                                                              2.70

and gave the Fund a substantial commitment to agency securities. In so doing, we underweighted Treasury securities relative to the median U.S. government fund. Treasuries, however, were surprisingly resilient during the reporting period, and corporate bonds were particularly weak.

During the six-month period, we maintained an average duration close to that of the median U.S. government fund, with minor variations resulting primarily from mortgage-backed securities, whose duration shortened as Treasury yields declined.

MORTGAGE-BACKED SECURITIES

The Fund began the year with 29% of its assets in residential mortgage-backed securities, a commitment that proved beneficial over the first half of 2002. A broad pool of investors reduced supply as declining prepayment rates and a less-volatile Treasury market combined to increase demand.

The Fund began the year with a 7% commitment to high-quality commercial mortgage-backed securities and our bullish stand was rewarded as investors gradually stepped back into the sector following the events of September 11, 2001. We tended to favor seasoned deals collateralized by a diversified pool of loans, with minimal exposure to the economically sensitive retailing and lodging sectors. The Fund also invested in Fannie Mae securities. During the first quarter of 2002, we progressively raised commercial mortgage-backed security exposure to 10%. In May, we took profits in the Fund's Fannie Mae multifamily securities, which we believed had reached fair value. The sales reduced the Fund's commercial mortgage-backed security holdings to 5%.

ASSET-BACKED SECURITIES

At the beginning of the year, the Fund held a 5% position in asset-backed securities. When new supply softened prices in April 2002, we raised the Fund's allocation to 6%. We like the sector for its high quality, liquidity, and stable cash flows, and we especially favor utility rate-reduction bonds. These bonds help utilities in states that are moving to competitive electricity markets. The bonds are typically backed by tariffs that cannot be bypassed, and the securities may help utilities recover costs that might otherwise be lost under competition.

TREASURY AND AGENCY SECURITIES

Although the Fund started the year with 23% of its assets in Treasuries and 51% of its assets in agency securities, we trimmed the Fund's agency holdings when Congress reasserted concerns over the risk profiles of two government-sponsored entities, Fannie Mae and Freddie Mac. Whenever this recurring story surfaces, bonds of these agencies tend to underperform. The move to Treasuries benefited performance, as most segments of the Treasury yield curve declined during the six-month reporting period as bond prices rose. Long bonds were the exception, with 30-year Treasury yields rising just five basis points over the six-month reporting period.

The Fund closed the first half of 2002 with 29% of assets in Treasuries and 51% in agency securities, which placed the Fund closer to the median U.S. govern-ment fund than at the beginning of the year.

CORPORATE BONDS

Although we had introduced corporate bonds to the Fund in 2001 as a yield-enhancement strategy, a number of factors caused our approach to backfire. We had focused on entities we believed had leadership, stable earnings, and strong positioning in their credit categories. Our decision to emphasize infra-structure, however, led us to focus on utilities, telecommunications, and envi-ronmental services. In the wake of the Enron and WorldCom scandals, however, utility and telecommunications bonds in general moved sharply out of favor, which derailed our otherwise conservative strategy.

LOOKING AHEAD

The Fund remains positioned for an economic recovery, and we do not antici-pate major sector shifts during the remainder of 2002. We intend to maintain a relatively neutral duration, taking tactical positions as opportunities warrant. We also intend to maintain a neutral posture on the yield curve, believing that exposure to products that offer spreads over Treasuries may be a more-appropriate way to express our expectations for a slow but steady economic turnaround.

We intend to increase the Fund's commitment to both residential and commer-cial mortgage-backed securities. We believe this strategy may benefit from crossover buyers who want to reduce corporate credit exposure while continuing to earn spreads over Treasuries.

As the recovery gains momentum, we believe investors will begin to differentiate between credits rather than punishing entire industries for the failures of a few companies. We plan to retain our exposure in telecommunications and utilities sectors, but may shift to shorter-maturity corporate bonds to curb credit risk if market volatility does not subside.

Finally, recognizing the inflationary pressures of a weaker U.S. dollar, we have added a 3.5% position in Treasury Inflation-Protected Securities, or TIPS, that may serve as a hedge against rising prices. Whatever the markets or the eco-nomy may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2002, the Fund maintained a stable dividend. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/02
Class A           7.68%    6.66%     5.90%          6.67%
Class B           6.88%    5.89%     5.35%          6.33%
Class C           6.88%    5.89%     5.35%          6.33%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/02
Class A           2.84%    5.68%     5.41%          6.36%
Class B           1.88%    5.57%     5.35%          6.33%
Class C           5.88%    5.89%     5.35%          6.33%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/02
Class A          109 out of   59 out of       n/a          51 out of
                 170 funds    125 funds                    93 funds
Class B          149 out of   100 out of   47 out of       23 out of
                 170 funds    125 funds    50 funds        27 funds
Class C          149 out of      n/a          n/a         116 out of
                 170 funds                                141 funds
Average Lipper
general U.S.
government fund    7.88%        6.62%        6.44%        7.08%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02   INCOME    CAPITAL GAINS
    Class A     $8.32      $0.1830      $0.0000
    Class B     $8.31      $0.1506      $0.0000
    Class C     $8.31      $0.1506      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM INVESTMENTS (96.4%)+
ASSET-BACKED SECURITIES (6.7%)

AUTO LEASES (1.4%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............  $6,750,000       $  6,788,961
                                                  ------------
AUTOMOBILES (1.5%)
Harley-Davidson Motorcycle
 Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10............   7,040,000          7,177,716
                                                  ------------
ELECTRIC UTILITIES (1.8%)
Massachusetts RRB Special
 Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13.............   8,427,519          8,889,238
                                                  ------------
HOME EQUITY LOANS (0.1%)
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A1
 2.04%, due 4/25/27 (a)........     593,440            593,553
                                                  ------------
MACHINERY (1.1%)
Attransco Inc.
 Series 1998
 6.11%, due 10/1/07............   5,042,000          5,204,252
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/16............   1,705,000          1,834,043
Public Service of New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08.............   2,000,000          2,035,020
                                                  ------------
                                                     3,869,063
                                                  ------------
Total Asset-Backed Securities
 (Cost $31,815,129)............                     32,522,783
                                                  ------------
CORPORATE BONDS (4.8%)

DIVERSIFIED FINANCIALS (2.3%)
Ford Motor Credit Co.
 2.17%, due 6/20/03 (a)........   3,350,000          3,320,657
Ford Motor Credit Co.
 2.3944%, due 6/23/03 (a)......   6,750,000          6,705,139
Household Finance Corp.
 7.625%, due 5/17/32...........   1,200,000          1,182,668
                                                  ------------
                                                    11,208,464
                                                  ------------
ELECTRIC UTILITIES (1.2%)
Consumers Energy Co.
 6.00%, due 3/15/05............   3,680,000          3,359,844

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
ELECTRIC UTILITIES (CONTINUED)
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11............  $2,490,000       $  2,320,072
                                                  ------------
                                                     5,679,916
                                                  ------------
PAPER & FOREST PRODUCTS (1.0%)
International Paper Co.
 8.00%, due 7/8/03.............   4,595,000          4,817,789
                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31.............   1,880,000          1,451,907
                                                  ------------
Total Corporate Bonds
 (Cost $23,979,177)............                     23,158,076
                                                  ------------
MORTGAGE-BACKED SECURITIES (4.9%)

COMMERCIAL MORTGAGE LOANS (COLLATERIZED
 MORTGAGE OBLIGATIONS) (4.9%)
Fannie Mae Grantor Trust
 Series 2001-T2 Class B
 6.022%, due 11/25/10..........   8,125,000          8,496,792
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09...........   4,760,000          5,107,918
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35............   4,475,000          4,763,445
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30...........   2,047,139          2,144,026
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31..........   3,270,000          3,458,476
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $22,830,807)............                     23,970,657
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (80.0%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (8.4%)
 3.875%, due 2/15/05 (c).......  14,400,000         14,561,899
 4.875%, due 3/15/07...........   4,025,000          4,114,126
 6.25%, due 3/5/12.............  21,800,000         22,297,062
                                                  ------------
                                                    40,973,087
                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.5%)
 5.50%, due 1/1/32.............   7,672,799          7,442,715
                                                  ------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.0%)
 3.90%, due 4/29/04............  $13,950,000      $ 14,144,268
 5.25%, due 4/15/07-1/15/09
 (c)...........................  14,345,000         14,706,709
 7.125%, due 2/15/05...........  27,060,000         29,497,700
                                                  ------------
                                                    58,348,677
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (21.5%)
 5.50%, due 1/1/17-2/1/17
 (c)...........................  25,843,533         25,896,161
 6.00%, due 12/1/16-11/1/31
 (d)...........................  17,322,053         17,526,814
 6.00%, due 8/14/32 TBA (b)....  17,900,000         17,776,938
 6.50%, due 10/1/31 (c)........  16,793,165         17,147,333
 7.00%, due 7/1/31.............  16,029,999         16,619,582
 7.50%, due 1/1/30-8/1/31......   9,011,500          9,473,595
                                                  ------------
                                                   104,440,423
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.7%)
 6.00%, due 9/23/23 TBA (b)....  12,435,000         12,326,194
 6.50%, due 8/15/28 (d)........   6,939,612          7,116,753
 7.50%, due 12/15/28-2/15/32
 (d)...........................  16,982,740         17,980,480
                                                  ------------
                                                    37,423,427
                                                  ------------
UNITED STATES TREASURY BONDS (21.6%)
 5.375%, due 2/15/31...........     240,000            235,013
 6.25%, due 8/15/23-5/15/30
 (c)...........................  43,855,000         47,388,609
 6.875%, due 8/15/25 (c).......   3,650,000          4,206,753
 7.50%, due 11/15/16 (c).......  18,350,000         22,083,197
 8.75%, due 8/15/20 (c)........  22,940,000         31,150,318
                                                  ------------
                                                   105,063,890
                                                  ------------
UNITED STATES TREASURY NOTES (7.3%)
 3.375%, due 1/15/07 (c)(e)....  14,575,000         17,198,269
 4.625%, due 5/15/06 (c).......  17,340,000         17,860,200
 5.75%, due 11/15/05...........     600,000            640,313
                                                  ------------
                                                    35,698,782
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $379,561,324)...........                    389,391,001
                                                  ------------
Total Long-Term Investments
 (Cost $458,186,437)...........                    469,042,517
                                                  ------------
SHORT-TERM INVESTMENTS (8.2%)

COMMERCIAL PAPER (1.0%)
General Electric Capital Corp.
 1.70%, due 7/1/02                5,000,000          4,999,528
                                                  ------------
Total Commercial Paper
 (Cost $4,999,528).............                      4,999,528
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
FEDERAL AGENCIES (7.2%)
Federal Home Loan Bank
 (Discount Note)
 1.71%, due 7/10/02............  $10,400,000      $ 10,394,563
 1.87%, due 7/1/02.............   2,605,000          2,604,729
                                                  ------------
                                                    12,999,292
                                                  ------------
Federal Home Loan Mortgage
 Corp.
 (Discount Note)
 1.72%, due 7/17/02............  21,870,000         21,851,188
                                                  ------------
Total Federal Agencies
 (Cost $34,850,480)............                     34,850,480
                                                  ------------
Total Short-Term Investments
 (Cost $39,850,008)............                     39,850,008
                                                  ------------
Total Investments
 (Cost $498,036,445) (f).......       104.6%       508,892,525(g)
Liabilities in Excess of
 Cash and Other Assets.........        (4.6)       (22,484,801)
                                 -----------      ------------
Net Assets.....................       100.0%      $486,407,724
                                 ===========      ============

-------
(a)  Floating rate. Rate shown is the rate in effect at June
     30, 2002.
(b)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement.
(c)  Represents securities out on loan or a portion of which is out on loan.
(d)  Segregated as collateral for TBA.
(e)  Treasury Inflation Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index--Urban Consumers.
(f)  The cost for federal income tax purpose is $498,373,440.
(g)  At June 30, 2002 net unrealized appreciation was
     $10,519,085, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $12,802,718 and
     aggregate unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $2,283,633.

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $498,036,445)*............................................       $ 508,892,525
Collateral held for securities loaned, at value (Note 2)....         156,458,896
Receivables:
  Investment securities sold................................          15,118,238
  Interest..................................................           4,765,555
  Fund shares sold..........................................           3,044,848
Other asset.................................................              21,057
                                                                   -------------
        Total assets........................................         688,301,119
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         156,458,896
Payables:
  Investment securities purchased...........................          42,299,975
  Fund shares redeemed......................................             813,296
  NYLIFE Distributors.......................................             329,549
  Manager...................................................             225,820
  Transfer agent............................................             178,384
  Custodian.................................................               5,521
  Trustees..................................................               2,653
Accrued expenses............................................              65,543
Dividends payable...........................................           1,513,758
                                                                   -------------
        Total liabilities...................................         201,893,395
                                                                   -------------
Net assets..................................................       $ 486,407,724
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      81,163
  Class B...................................................             490,737
  Class C...................................................              13,119
Additional paid-in capital..................................         602,667,286
Accumulated net investment loss.............................          (1,117,505)
Accumulated net realized loss on investments................        (126,583,156)
Net unrealized appreciation on investments..................          10,856,080
                                                                   -------------
Net assets..................................................       $ 486,407,724
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  67,543,945
                                                                   =============
Shares of beneficial interest outstanding...................           8,116,312
                                                                   =============
Net asset value per share outstanding.......................       $        8.32
Maximum sales charge (4.50% of offering price)..............                0.39
                                                                   -------------
Maximum offering price per share outstanding................       $        8.71
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 407,957,705
                                                                   =============
Shares of beneficial interest outstanding...................          49,073,704
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.31
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  10,906,074
                                                                   =============
Shares of beneficial interest outstanding...................           1,311,922
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.31
                                                                   =============

-------
* Includes securities on loan with an average cost of $147,080,893 and a market value of $150,234,061.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $12,193,147
                                                              -----------
Expenses:
  Distribution--Class B.....................................    1,489,637
  Distribution--Class C.....................................       34,216
  Manager...................................................    1,393,923
  Transfer agent............................................      587,630
  Service--Class A..........................................       72,956
  Service--Class B..........................................      496,424
  Service--Class C..........................................       11,421
  Shareholder communication.................................       37,742
  Recordkeeping.............................................       36,309
  Professional..............................................       31,493
  Custodian.................................................       25,874
  Registration..............................................       14,144
  Trustees..................................................        8,331
  Miscellaneous.............................................       12,604
                                                              -----------
    Total expenses..........................................    4,252,704
                                                              -----------
Net investment income.......................................    7,940,443
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    1,183,567
Net change in unrealized appreciation on investments........    3,651,055
                                                              -----------
Net realized and unrealized gain on investments.............    4,834,622
                                                              -----------
Net increase in net assets resulting from operations........  $12,775,065
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   7,940,443    $  18,785,577
  Net realized gain on investments..........................      1,183,567       17,054,693
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      3,651,055      (10,882,747)
                                                              -------------    -------------
  Net increase in net assets resulting from operations......     12,775,065       24,957,523
                                                              -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (1,329,553)      (2,397,758)
    Class B.................................................     (7,375,065)     (16,556,438)
    Class C.................................................       (172,766)        (297,833)
  Return of capital:
    Class A.................................................             --         (341,814)
    Class B.................................................             --       (2,359,233)
    Class C.................................................             --          (42,247)
                                                              -------------    -------------
      Total dividends and distributions to shareholders.....     (8,877,384)     (21,995,323)
                                                              -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     55,979,784      135,129,711
    Class B.................................................     28,752,957       87,353,492
    Class C.................................................      3,658,495       10,286,389
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        943,185        3,251,086
    Class B.................................................      4,893,906       14,988,182
    Class C.................................................        109,849          259,375
                                                              -------------    -------------
                                                                 94,338,176      251,268,235
Cost of shares redeemed:
    Class A.................................................    (49,262,603)    (137,813,347)
    Class B.................................................    (40,298,678)     (97,243,713)
    Class C.................................................     (2,188,110)      (6,358,583)
                                                              -------------    -------------
      Increase in net assets derived from capital share
       transactions.........................................      2,588,785        9,852,592
                                                              -------------    -------------
      Net increase in net assets............................      6,486,466       12,814,792
NET ASSETS:
Beginning of period.........................................    479,921,258      467,106,466
                                                              -------------    -------------
End of period...............................................  $ 486,407,724    $ 479,921,258
                                                              =============    =============
Accumulated net investment loss.............................  $  (1,117,505)   $    (180,564)
                                                              =============    =============

-------

 *   Unaudited

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                          -----------------------------------------------------------------------
                                                          Six months
                                                            ended                         Year ended December 31,
                                                           June 30,       -------------------------------------------------------
                                                            2002+           2001          2000       1999       1998       1997
                                                          ----------      --------      --------   --------   --------   --------
Net asset value at beginning of period..................   $   8.25       $   8.19      $   7.75   $   8.46   $   8.27   $   8.06
                                                           --------       --------      --------   --------   --------   --------
Net investment income...................................       0.17           0.39(a)(d)     0.46(a)     0.42     0.43       0.50
Net realized and unrealized gain (loss) on
 investments............................................       0.08           0.12          0.45      (0.65)      0.24       0.21
                                                           --------       --------      --------   --------   --------   --------
Total from investment operations........................       0.25           0.51          0.91      (0.23)      0.67       0.71
                                                           --------       --------      --------   --------   --------   --------
Less dividends and distributions:
 From net investment income.............................      (0.18)         (0.39)        (0.46)     (0.42)     (0.43)     (0.50)
 Return of capital......................................         --          (0.06)        (0.01)     (0.06)     (0.05)        --
                                                           --------       --------      --------   --------   --------   --------
Total dividends and distributions.......................      (0.18)         (0.45)        (0.47)     (0.48)     (0.48)     (0.50)
                                                           --------       --------      --------   --------   --------   --------
Net asset value at end of period........................   $   8.32       $   8.25      $   8.19   $   7.75   $   8.46   $   8.27
                                                           ========       ========      ========   ========   ========   ========
Total investment return (b).............................       3.10%          6.33%        12.20%     (2.81%)     8.32%      9.12%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income................................       4.08%++        4.71%(d)      5.89%      5.17%      5.20%      6.23%
   Expenses.............................................       1.18%++        1.17%         1.16%      1.13%      1.12%      1.09%
Portfolio turnover rate.................................         64%           151%          324%       255%       371%       338%
Net assets at end of period (in 000's)..................   $ 67,544       $ 59,405      $ 58,674   $ 34,116   $ 22,189   $ 17,114

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                          Class C
    -----------------------------------------------------------------   -----------------------------------------------------------
    Six months                                                          Six months                                    September 1,*
      ended                    Year ended December 31,                    ended         Year ended December 31,          through
     June 30,    ----------------------------------------------------    June 30,    ------------------------------   December 31,
      2002+        2001       2000       1999       1998       1997       2002+        2001       2000       1999         1998
    ----------   --------   --------   --------   --------   --------   ----------   --------   --------   --------   -------------
     $   8.24    $   8.18   $   7.73   $   8.44   $   8.25   $   8.04    $   8.24    $   8.18   $   7.73   $   8.44     $   8.43
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
         0.14        0.33(a)(d)     0.40(a)     0.36     0.37     0.45       0.14        0.33(a)(d)     0.40(a)     0.36       0.12
         0.08        0.12       0.46     (0.66)       0.24       0.21        0.08        0.12       0.46     (0.66)         0.03
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
         0.22        0.45       0.86     (0.30)       0.61       0.66        0.22        0.45       0.86     (0.30)         0.15
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
        (0.15)      (0.34)     (0.41)    (0.36)      (0.37)     (0.45)      (0.15)      (0.34)     (0.41)    (0.36)        (0.12)
           --       (0.05)     (0.00)(c)   (0.05)    (0.05)        --          --       (0.05)     (0.00)(c)   (0.05)      (0.02)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
        (0.15)      (0.39)     (0.41)    (0.41)      (0.42)     (0.45)      (0.15)      (0.39)     (0.41)    (0.41)        (0.14)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
     $   8.31    $   8.24   $   8.18   $   7.73   $   8.44   $   8.25    $   8.31    $   8.24   $   8.18   $   7.73     $   8.44
     ========    ========   ========   ========   ========   ========    ========    ========   ========   ========     ========
         2.70%       5.54%     11.49%     (3.60%)     7.52%      8.54%       2.70%       5.54%     11.49%     (3.60%)       1.75%
         3.33%++     3.96%(d)     5.14%     4.42%     4.45%      5.67%       3.33%++     3.96%(d)     5.14%     4.42%       4.45%++
         1.93%++     1.92%      1.91%      1.88%      1.87%      1.65%       1.93%++     1.92%      1.91%      1.88%        1.87%++
           64%        151%       324%       255%       371%       338%         64%        151%       324%       255%         371%
     $407,958    $411,271   $403,374   $483,495   $590,592   $636,491    $ 10,906    $  9,245   $  5,059   $    532     $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures

Notes to Financial Statements unaudited

approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simul-taneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives com-pensation for lending its securities in the form of fees or it retains a portion of interest on the invest-ment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund

Net income earned by the Fund for securities lending transactions amounted to $62,392, net of broker fees and rebates, for the six months ended June 30, 2002, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2002:

                                                                SHARES         VALUE
                                                              -----------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    2,408,349   $  2,408,349
Cash with Security Lending Agent............................                      65,223
                                                                            ------------
                                                                               2,473,572
                                                                            ------------

                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
A.M. Funding Corp.
  1.90%, due 7/15/02........................................  $24,800,000     24,781,675
Autobahn Funding LLC
  1.90%, due 8/26/02........................................    8,672,000      8,646,504
First Express Funding Corp.
  1.88%, due 7/1/02.........................................    1,699,000      1,699,000
Nieuw Amsterdam Receivables Funding Corp.
  2.10%, due 7/2/02.........................................    3,060,000      3,059,822
Regency Markets No. 1 LLC
  1.90%, due 7/17/02........................................   19,000,000     18,983,956
                                                                            ------------
                                                                              57,170,957
                                                                            ------------
MASTER NOTE
Bank of America Securities
  2.13%, due 7/1/02.........................................   20,000,000     20,000,000
General Electric Capital Corp.
  1.98%, due 1/28/04........................................   20,000,000     19,957,520
                                                                            ------------
                                                                              39,957,520
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  2.02%, due 7/1/02
  (Collateralized by
  $5,940,000 Bear Asset Trust Securities
    5.20%, due 9/17/07 Market Value $6,015,100
  $13,075,000 Daimler Chrysler Master Owner Trust
    1.8988%, due 5/15/07 Market Value $13,079,174)..........   18,160,556     18,160,556
Credit Suisse First Boston Corp.
  2.06%, due 7/1/02
  (Collateralized by
  $2,215,000 Dynegy Holdings Inc.
    8.125%, due 3/15/05 Market Value $1,772,000)............    1,735,000      1,735,000

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Deutsche Bank Alex Brown, Inc.
  2.07%, due 7/1/02
  (Collateralized by
  $1,999,139 Connecticut RRB Special Purpose Trust
    6.21%, due 12/30/11 Market Value $2,157,270
  $8,300,000 Developers Diversified Realty Corp.
    7.00%, due 3/19/07 Market Value $8,445,416
  $572,463 Kroger Co.
    8.00%, due 9/15/29 Market Value $636,298
  $3,435,184 Sumitomo Mitsui Banking Corp., NY
    8.00%, due 6/15/12 Market Value $3,461,017).............  $14,000,000   $ 14,000,000
Goldman Sachs & Co.
  2.05%, due 7/1/02
  (Collateralized by
  $19,224,264 LB Commercial Conduit Mortgage Trust
    6.40%, due 2/18/30 Market Value $20,400,001)............   20,000,000     20,000,000
                                                                            ------------
                                                                              53,895,556
                                                                            ------------
Total Investment made with cash collateral..................                $153,497,605
                                                                            ============

Non-cash collateral received and held by the Fund at June 30, 2002:

Federal National Mortgage Association
  6.40%, due 5/14/09........................................      400,000   $    424,750
United States Inflationary Indexed Bond
  3.875%, due 4/15/29.......................................      100,000        124,187
United States Treasury Bonds
  5.50%, due 8/15/28........................................      308,000        306,653
  6.25%, due 5/15/30........................................       95,000        103,758
  7.125%, due 2/15/23.......................................      350,000        421,640
  7.875%, due 11/15/07......................................      100,000        103,344
  8.125%, due 8/15/19.......................................      300,000        393,750
  8.50%, due 2/15/20........................................      100,000        135,844
  8.75%, due 8/15/20........................................      107,000        148,897
  12.75%, due 11/15/10......................................      223,000        290,179
United States Treasury Notes
  5.50%, due 5/15/09........................................      250,000        266,484
  5.625%, due 5/15/08.......................................      225,000        241,805
                                                                            ------------
Total non-cash collateral...................................                $  2,961,291
                                                                            ============
Total collateral............................................                $156,458,896
                                                                            ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

MainStay Government Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-porary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $1,002,262. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,714,085.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribu-tion plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $1 billion. Effective March 12, 2002, the Manager established contractual fee breakpoints for its man-agement fee of 0.60% annually on assets up to $1 billion and 0.55% annually on assets in excess of $1 billion. For the six months ended June 30, 2002, the Manager earned $1,393,923. It was not necessary for the Manager to waive part of its fee during the year.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets through March 11, 2002. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent that the Manager had voluntarily established a fee breakpoint prior to March 11, 2002, the Subadvisor had voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or

MainStay Government Fund

service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,834 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $6,532, $127,647 and $1,626, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $587,630.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $4,927 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $36,309 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001 for federal income tax purposes capital loss carryforwards of $127,610,291 were available as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                                AMOUNT
AVAILABLE THROUGH                                                  (000'S)
                                                                   --------
2002........................................................       $ 75,432
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
2008........................................................          6,930
                                                                   --------
                                                                   $127,610
                                                                   ========

The Fund utilized $15,820,238 of capital loss carryforward during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities were $241,313 and $234,695, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $85,016 and $49,172, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                   JUNE 30, 2002*                  DECEMBER 31, 2001
                                             ---------------------------      ---------------------------
                                             CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                             -------   -------   -------      -------   -------   -------
Shares sold................................   6,783     3,469      442         16,354    10,522    1,241
Shares issued in reinvestment of dividends
  and distributions........................     114       594       13            394     1,816       31
                                             ------    ------     ----        -------   -------    -----
                                              6,897     4,063      455         16,748    12,338    1,272
Shares redeemed............................  (5,978)   (4,882)    (265)       (16,714)  (11,762)    (769)
                                             ------    ------     ----        -------   -------    -----
Net increase (decrease)....................     919      (819)     190             34       576      503
                                             ======    ======     ====        =======   =======    =====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 30, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGuckian         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAYLOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured. No bank guarantee. May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSG10- 08/02
                                                                 07
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAYLOGO]

                                           Table of Contents

                                                              President's Letter                               3



                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston High Yield Index and Inflation
                                                              --Class A, Class B, and Class C Shares           4



                                                              Portfolio Management Discussion and Analysis     5



                                                              Year-by-Year and Six-Month Performance           6



                                                              Returns and Lipper Rankings as of 6/30/02       10



                                                              Portfolio of Investments                        11



                                                              Financial Statements                            23



                                                              Notes to Financial Statements                   28



                                                              The MainStay(R) Funds                           40

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse
First Boston(TM) High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year -5.40%, 5 Years 1.24%, 10 Years 7.61%

[CLASS A SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD-END                                        CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
----------                                        -------------------      --------------------------      ------------------
6/92                                                   $  9,550                    $ 10,000                     $ 10,000
6/93                                                     11,393                      11,696                       10,300
6/94                                                     12,496                      12,204                       10,557
6/95                                                     14,046                      13,729                       10,878
6/96                                                     16,142                      15,097                       11,185
6/97                                                     18,695                      17,312                       11,435
6/98                                                     20,820                      19,213                       11,620
6/99                                                     21,522                      19,050                       11,849
6/00                                                     22,526                      18,974                       12,291
6/01                                                     21,019                      18,915                       12,691
6/02                                                     20,822                      19,221                       12,827

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -6.03%, 5 Years 1.22%, 10 Years 7.56% Class C Total Returns: 1 Year -2.49%, 5 Years 1.45%, 10 Years 7.56%

[CLASS B AND CLASS C SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD-END                                        CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
----------                                        -------------------      --------------------------      ------------------
6/92                                                   $ 10,000                    $ 10,000                     $ 10,000
6/93                                                     11,930                      11,696                       10,300
6/94                                                     13,085                      12,204                       10,557
6/95                                                     14,663                      13,729                       10,878
6/96                                                     16,773                      15,097                       11,185
6/97                                                     19,280                      17,312                       11,435
6/98                                                     21,351                      19,213                       11,620
6/99                                                     21,912                      19,050                       11,849
6/00                                                     22,757                      18,974                       12,291
6/01                                                     21,058                      18,915                       12,691
6/02                                                     20,719                      19,221                       12,827

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    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

High-yield bonds began the year 2002 on firm footing, continuing a rally that began in 2001. The rally sagged in February, but the market recovered in March, to end the first quarter of 2002 on a strong positive note. During the quarter, the new issue market was strong and spreads over Treasury securities narrowed, partially as a result of rising Treasury yields. In March alone, Treasury yields rose 50 basis points. Robust supply-and-demand dynamics helped the market during the first quarter, with strong inflows into high-yield funds. Investors had already priced continuing defaults into the market, which helped performance during the first three months of the year.

The high-yield market continued its positive momentum into the second quarter of 2002, but several shocks caused high-yield bonds to trade off sharply in May and June. In the wake of accounting scandals, major issuers including WorldCom, Adelphia Communications, and Xerox saw their bonds trade significantly lower. Widespread concern that further accounting irregularities might be discovered had a negative impact on telecommunications, cable, media, technology, and utility credits. By the end of the first half of 2002, defaults, accounting scandals, stock-price declines, homeland-security issues, Middle East conflicts, and U.S. dollar weakness had all contributed to a general flight to quality.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay High Yield Corporate Bond Fund Class A shares returned -1.99% and Class B and Class C shares returned -2.36%, excluding all sales charges. All share classes outperformed the -3.77% return of the average Lipper(1) high current yield fund over the same period.
All share classes underperformed the 0.16% return of the Credit Suisse First Boston(TM) High Yield Index(2) for the first six months of 2002.

As of June 30, 2002, MainStay High Yield Corporate Bond Fund Class A and Class B shares received an Overall Morningstar Rating(TM) of four stars out of 286 high-yield bond funds.(3) Class A and Class B shares were rated three stars out of 286 high-yield bond funds for the three-year period ended June 30, 2002. Class A and Class B shares were rated four stars out of 166 high-yield bond funds for the five-year period then ended. Class B shares were rated five stars out of 52 high-yield bond funds for the 10-year period then ended.
STRATEGIC POSITIONING
In the first half of 2002, the number of former investment-grade issues that were downgraded to high-yield status continued to grow. The Fund has been an active participant among these "fallen angels." Although the Fund has never

-------

(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Rating shown is for Class A and Class B shares; other share classes may vary.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A SHARES LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33
12/00                                                                            -6.48
12/01                                                                             2.49
6/02                                                                             -1.99

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B SHARES LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51
12/00                                                                            -7.20
12/01                                                                             1.72
6/02                                                                             -2.36

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

owned WorldCom bonds, it felt the impact of the WorldCom scandal on its Qwest and Sprint holdings, both of which traded lower during the second quarter of 2002. Other telecommunications holdings that had a negative impact on Fund performance during the reporting period included AT&T Wireless, Alamosa, and US Unwired.

The cable industry was also exceedingly weak during the first half of 2002. The Fund's most disappointing investment was Adelphia Communications, which moved lower on negative news about accounting fraud and self-dealing. Even so, we continue to have a constructive outlook on Adelphia's subsidiary, FrontierVision, which we believe has been excessively punished for the sins of its holding company. Other Fund cable credits that detracted from performance included Charter Communications and Rogers Cablesystems.

Metals and mining was one of the strongest sectors in the high-yield market in the second quarter, and Canadian steel manufacturer Algoma Steel was one of the Fund's top performers, buoyed by higher steel prices and the potential benefits of U.S. trade policies with Canada. Newmont Mining, Neenah Foundry, and Unites States Steel were other holdings in the sector that contributed positively to the Fund's performance.

Airlines were a bright spot in the Fund's portfolio during the first quarter of 2002, as the sector continued to recover. Delta Airlines was among the Fund's strongest performers in the first quarter, as operating conditions improved and earlier travel concerns began to fade. The gaming and leisure sector also saw improved results during the first quarter, and in the second quarter we sold some of the Fund's holdings in Venetian Casino and Hilton Hotels. We also eliminated positions in Pinnacle Entertainment, Sun International Hotels, and Wyndham to purchase credits that we believed were more attractively priced. The sales were timely, as these sectors also declined in May and June.

Although the health care sector had only moderate results overall, many of the Fund's strongest holdings were among health care companies. Alaris Medical, HCA--The Healthcare Company, Manor Care, and Team Health all made positive contributions to the Fund's performance during the first half of 2002.

PURCHASES, SALES, AND SECTOR WEIGHTINGS

During the reporting period, the Fund's five largest purchases were Paxson Communications, TSI Telecommunications, Owens-Brockway Glass, Pacific Gas & Electric, and Bluewater Finance. The Fund's largest sales during the reporting period were PSEG Energy Holdings, Great Central Mines, Paxson Preferred, Felcor Lodging, and Sears, Roebuck.

The Fund benefited from an underweighted position in telecommunications at the beginning of the reporting period, when prices declined. Our decision to move to a market weight in the second quarter may have been premature, however, as the WorldCom scandal took a severe toll on the sector as a whole.

The Fund remains overweighted in the utilities sector, which continues to experience fallout from the Enron scandal. We believe that the market's pressure on many utilities, has created value opportunities. The Fund remains overweighted in the cable and technology sectors. The market has traded lower in cable, while technology has improved on a relative basis.

The Fund has lightened its initially overweighted position in consumer and travel-related sectors, such as gaming and hotels. As of June 30, 2002, the Fund was underweighted in these sectors. The Fund remains underweighted in food and drug retailers, food and tobacco producers, and retailing. These sectors typically lack the levels of free cash flow and asset coverage that our rigorous investment criteria demand.

LOOKING AHEAD

Although the Fund adjusted its dividend during the reporting period to account for lower yields and higher defaults, we believe the current dividend should be sustainable for a reasonable period. The economy is showing modest signs of improvement, but most investors appear discouraged by high unemployment, high consumer debt, and the negative wealth effects of two consecutive years of falling stock prices.

We believe that high-yield bonds may benefit from an improving economy, which may help to stabilize or reduce default rates. At the same time, we are concerned about havoc in the high-grade sector and a substantial amount of anticipated high-yield issuance in the months ahead. We believe recent setbacks have created attractive prices, and we see a buying opportunities among weak BBB securities,(4) as long as the economy doesn't face a double-dip recession.

Whatever the markets of the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.


-------

(4) Debt rated BBB by Standard & Poor's exhibits adequate protections param-eters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the securities in the portfolio and are not meant to represent the security or safety of the Fund.

   TARGETED DIVIDEND POLICY

   MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2002, the Fund reduced its dividend to reflect the lower yields available in the high-yield bond market. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/02
Class A              -0.94%    2.18%     8.11%          8.15%
Class B              -1.61%    1.45%     7.56%          7.81%
Class C              -1.61%    1.45%     7.56%          7.81%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/02
Class A              -5.40%    1.24%     7.61%          7.84%
Class B              -6.03%    1.22%     7.56%          7.81%
Class C              -2.49%    1.45%     7.56%          7.81%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/02
Class A              125 out of   29 out of       n/a            5 out of
                     372 funds    166 funds                     93 funds
Class B              152 out of   44 out of    1 out of          2 out of
                     372 funds    166 funds    51 funds         31 funds
Class C              152 out of   n/a             n/a           56 out of
                     372 funds                                 238 funds
Average Lipper high
current yield fund     -3.55%       -0.46%       4.84%         6.18%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $5.16       $0.3007      $0.0000
    Class B     $5.15       $0.2802      $0.0000
    Class C     $5.15       $0.2802      $0.0000

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(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
LONG-TERM BONDS (85.0%)+
ASSET-BACKED SECURITIES (2.3%)

AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1
 8.97%, due 1/2/15.........  $   2,251,636      $     2,218,402
                                                ---------------

ELECTRIC UTILITIES (1.2%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17.........     19,080,000           18,312,221
 Series 1999-B
 9.67%, due 1/2/29.........     20,000,000           18,829,200
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02 (d)...      2,267,733            2,267,733
 Series C-94
 10.33%, due 7/23/02 (d)...        470,412              470,412
                                                ---------------
                                                     39,879,566
                                                ---------------
MEDIA (0.2%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d).....      7,514,257            6,913,117
                                                ---------------

MULTILINE RETAIL (0.1%)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15
 (e)(f)....................      4,111,432            2,261,288
                                                ---------------

MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)....     29,970,000           23,376,600
                                                ---------------
Total Asset-Backed
 Securities
 (Cost $81,228,754)........                          74,648,973
                                                ---------------
CONVERTIBLE BONDS (5.4%)

BIOTECHNOLOGY (0.1%)
CuraGen Corp.
 6.00%, due 2/2/07.........      1,465,000              987,044
Vertex Pharmaceuticals,
 Inc.
 5.00%, due 9/19/07........      1,055,000              811,031
                                                ---------------
                                                      1,798,075
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
COMMUNICATIONS EQUIPMENT (2.0%)
CIENA Corp.
 3.75%, due 2/1/08.........  $  28,010,000      $    16,630,937
Comverse Technology, Inc.
 1.50%, due 12/1/05........     19,930,000           15,620,137
Juniper Networks, Inc.
 4.75%, due 3/15/07........     25,125,000           15,514,688
ONI Systems Corp.
 5.00%, due 10/15/05.......     13,755,000            9,387,788
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)....     10,195,000            6,664,981
                                                ---------------
                                                     63,818,531
                                                ---------------
DIVERSIFIED FINANCIALS (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05........      6,205,000            4,304,719
                                                ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
At Home Corp.
 4.75%, due 12/15/06
 (e)(f)....................     68,849,000           17,900,740
KPNQwest N.V.
 10.00%, due 3/15/12
 (e)(g)....................  E   4,282,500               47,343
                                                ---------------
                                                     17,948,083
                                                ---------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04.......  $   3,663,000            3,333,330
                                                ---------------

MEDIA (0.4%)
Adelphia Communications
 Corp.
 6.00%, due 2/15/06 (e)....     23,250,000            2,092,500
Omnicom Group, Inc.
 (zero coupon), due
 7/31/32...................     13,715,000           12,128,174
                                                ---------------
                                                     14,220,674
                                                ---------------
METALS & MINING (0.3%)
Algoma Steel, Inc.
 1.00%, due 12/31/30
 (e)(h)....................     10,371,000            6,533,730
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (i).....      2,270,000            2,230,808
                                                ---------------
                                                      8,764,538
                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
LSI Logic Corp.
 4.00%, due 2/15/05........     36,395,000           31,026,737
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05........     17,330,000           12,780,875
                                                ---------------
                                                     43,807,612
                                                ---------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CONVERTIBLE BONDS (CONTINUED)

SOFTWARE (0.1%)
QuadraMed Corp.
 5.25%, due 5/1/05.........  $   4,205,000      $     3,490,150
                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c)....  E  10,190,000            4,251,890
 2.00%, due 12/16/06 (c)...      7,103,000            2,770,895
 2.00%, due 4/3/07 (c).....     20,230,000            7,991,659
                                                ---------------
                                                     15,014,444
                                                ---------------
Total Convertible Bonds
 (Cost $220,259,744).......                         176,500,156
                                                ---------------
CORPORATE BONDS (57.1%)

AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08........  $   1,795,000            1,795,000
                                                ---------------

AIRLINES (1.5%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29.......     20,623,000           16,439,006
 9.25%, due 3/15/22........      9,000,000            7,927,605
 10.375%, due 12/15/22.....      4,685,000            4,597,025
Northwest Airlines, Inc.
 9.875%, due 3/15/07.......     23,015,000           20,713,500
                                                ---------------
                                                     49,677,136
                                                ---------------
AUTO COMPONENTS (0.9%)
Hayes Lemmerz
 International, Inc.,
 Series B
 8.25%, due 12/15/08
 (e)(f)....................      8,210,000              821,000
 9.125%, due 7/15/07
 (e)(f)....................      2,500,000              250,000
Mark IV Industries, Inc.
 7.50%, due 9/1/07.........     32,835,000           27,581,400
                                                ---------------
                                                     28,652,400
                                                ---------------
BANKS (0.5%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08.........     16,540,000           16,374,600
                                                ---------------

CHEMICALS (1.4%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09.......      6,160,000            4,928,000
Millennium America, Inc.
 7.625%, due 11/15/26......      5,960,000            4,887,200

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CHEMICALS (CONTINUED)
Sovereign Specialty
 Chemicals, Inc.
 11.875%, due 3/15/10......  $  11,750,000      $    10,810,000
Terra Capital, Inc.
 12.875%, due 10/15/08.....     22,820,000           23,390,500
                                                ---------------
                                                     44,015,700
                                                ---------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07........      2,500,000            2,512,500
American Color Graphics,
 Inc.
 12.75%, due 8/1/05........     15,225,000           15,091,781
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05.......     21,946,000           19,312,480
                                                ---------------
                                                     36,916,761
                                                ---------------
COMMUNICATIONS EQUIPMENT (2.1%)
Avaya, Inc.
 11.125%, due 4/1/09.......     10,240,000            9,369,600
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/1/02
 (e)(f)....................      8,390,000                  839
Electronic Retailing
 Systems International,
 Inc.
 8.00%, due 8/1/04
 (d)(g)(j)(k)..............      1,318,785              329,696
Lucent Technologies, Inc.
 6.45%, due 3/15/29........     16,345,000            8,417,675
 6.50%, due 1/15/28........      5,485,000            2,824,775
 7.25%, due 7/15/06........      7,560,000            5,140,800
NorthEast Optic Network,
 Inc. 12.75%, due 8/15/08
 (e).......................     34,369,000            1,031,070
Qwest Corp.
 5.625%, due 11/15/08......      1,420,000            1,065,000
 7.20%, due 11/1/04........      4,015,000            3,573,350
 7.625%, due 6/9/03........     17,880,000           16,449,600
 8.875%, due 3/15/12 (c)...     21,225,000           18,890,250
                                                ---------------
                                                     67,092,655
                                                ---------------
CONTAINERS & PACKAGING (1.3%)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09 (c)...     35,515,000           35,515,000
Owens-Illinois, Inc.
 7.80%, due 5/15/18........      7,605,000            6,350,175
                                                ---------------
                                                     41,865,175
                                                ---------------
DIVERSIFIED FINANCIALS (4.1%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11........      6,925,000            1,939,000
Caithness Coso Funding
 Corp.
 Series B
 9.05%, due 12/15/09.......     25,879,143           26,396,726
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)....     51,590,000           52,694,026

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIALS (CONTINUED)
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.......  $  15,800,000      $    15,351,438
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09.......     28,155,000            9,291,150
IPC Acquisition Corp.
 11.50%, due 12/15/09......     18,900,000           18,144,000
Pacific & Atlantic
 (Holdings) Inc.
 10.50%, due 12/31/07
 (c)(d)(e)(g)..............     23,503,841            8,226,345
                                                ---------------
                                                    132,042,685
                                                ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (e)...     16,915,000              338,300
NTL Communications Corp.
 9.875%, due 11/15/09
 (e).......................     10,515,000            3,219,230
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03
 (e).......................      3,840,000              844,800
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04........     12,865,000            8,362,250
 6.50%, due 11/15/18.......      4,990,000            2,495,000
 7.25%, due 2/15/11........      7,285,000            4,079,600
 7.625%, due 8/3/21........      2,040,000            1,050,600
 7.75%, due 8/15/06........     17,105,000           10,434,050
 7.90%, due 8/15/10........     15,755,000            8,901,575
Sprint Capital Corp.
 5.875%, due 5/1/04........     10,840,000            9,390,128
 8.75%, due 3/15/32........     12,660,000            9,521,156
                                                ---------------
                                                     58,636,689
                                                ---------------
ELECTRIC UTILITIES (0.7%)
CMS Energy Corp.
 8.375%, due 7/1/13........     17,000,000           12,920,000
 8.50%, due 4/15/11........      5,770,000            4,096,700
 8.90%, due 7/15/08........      5,675,000            4,086,000
 9.875%, due 10/15/07......      3,125,000            2,343,750
                                                ---------------
                                                     23,446,450
                                                ---------------
ELECTRICAL EQUIPMENT (0.9%)
Knowles Electronics
 Holdings, Inc.
 13.125%, due 10/15/09
 (e).......................     27,250,000           21,800,000
Mirant Americas Generation
 LLC
 9.125%, due 5/1/31........        845,000              604,175
Thomas & Betts Corp.
 6.625%, due 5/7/08........      7,050,000            6,546,715
                                                ---------------
                                                     28,950,890
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
ENERGY EQUIPMENT & SERVICES (1.1%)
Halliburton Co.
 2.13%, due 7/16/03 (l)....  $  19,470,000      $    18,447,825
 6.00%, due 8/1/06.........     13,465,000           12,909,057
 Series A
 6.75%, due 2/1/27.........        825,000              807,012
 8.75%, due 2/15/21........      3,145,000            2,949,324
                                                ---------------
                                                     35,113,218
                                                ---------------
FOOD PRODUCTS (0.1%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09.......      3,141,000            3,298,050
                                                ---------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning
 8/1/03....................     32,560,000           27,350,400
ALARIS Medical Systems,
 Inc.
 9.75%, due 12/1/06........     18,310,000           18,035,350
dj Orthopedics, LLC
 12.625%, due 6/15/09......     15,045,000           16,493,081
                                                ---------------
                                                     61,878,831
                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (5.7%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08........      6,790,000            7,010,675
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (e)...     23,920,000           14,352,000
Genesis Health Ventures,
 Inc.
 7.0375%, due 4/2/07 (l)...        842,000              829,370
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(k)....................     52,015,000           23,406,750
HCA, Inc.
 7.50%, due 11/15/95.......     54,125,000           51,249,068
Manor Care, Inc.
 8.00%, due 3/1/08.........     13,820,000           14,251,875
Medaphis Corp.
 Series B
 9.50%, due 2/15/05........     51,324,000           49,271,040
Rotech Healthcare, Inc.
 9.50%, due 4/1/12 (c).....      1,145,000            1,167,900
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.......     21,085,000           23,615,200
Unilab Corp.
 12.75%, due 10/1/09.......        486,000              568,620
                                                ---------------
                                                    185,722,498
                                                ---------------
HOTELS, RESTAURANTS & LEISURE (5.8%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07......     16,227,000           16,105,297
Circus Circus Enterprises,
 Inc. 7.00%, due
 11/15/36..................      2,670,000            2,575,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CORPORATE BONDS (CONTINUED)

HOTELS, RESTAURANTS & LEISURE (CONTINUED)
El Comandante Capital Corp.
 11.75%, due 12/15/03
 (d)(e)....................  $  17,186,051      $    10,569,421
FRI-MRD Corp.
 14.00%, due 12/24/02
 (c)(d)(e)(j)(k)...........     19,000,000           10,830,000
 15.00%, due 12/24/02
 (c)(d)(e)(j)(k)...........     55,050,000           30,277,500
Hilton Hotels Corp.
 7.625%, due 5/15/08.......     12,700,000           12,959,601
 8.25%, due 2/15/11........      5,215,000            5,415,757
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06........     11,704,000           12,815,880
Hollywood Park, Inc.,
 Series B
 9.25%, due 2/15/07........      8,590,000            7,688,050
 9.50%, due 8/1/07.........      9,335,000            9,008,275
MeriStar Hospitality Corp.
 8.75%, due 8/15/07........      1,460,000            1,292,100
President Casinos, Inc.
 12.00%, due 9/15/02
 (c)(d)(e)(j)..............      7,567,000            5,296,900
 13.00%, due 9/15/02
 (d)(e)(j).................     16,273,000            7,729,675
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15......     18,405,000           17,001,048
Vail Resorts, Inc.
 8.75%, due 5/15/09........     12,995,000           12,995,000
Venetian Casino Resort LLC
 11.00%, due 6/15/10 (c)...     22,395,000           22,534,969
Wheeling Island Gaming,
 Inc. 10.125%, due
 12/15/09..................      4,270,000            4,398,100
                                                ---------------
                                                    189,492,598
                                                ---------------
HOUSEHOLD DURABLES (0.1%)
Foamex L.P.
 10.75%, due 4/1/09 (c)....      3,300,000            3,366,000
                                                ---------------

INTERNET SOFTWARE & SERVICES (0.4%)
Globix Corp.
 12.50%, due 2/1/10 (e)....     45,225,000            8,140,500
PSINet, Inc.
 Series B
 10.00%, due 2/15/05
 (e)(f)....................      2,700,000              259,875
 11.00%, due 8/1/09
 (e)(f)....................     21,125,000            2,059,687
 11.50%, due 11/1/08
 (e)(f)....................     15,305,000            1,511,369
                                                ---------------
                                                     11,971,431
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
IT CONSULTING & SERVICES (0.4%)
Unisys Corp.
 7.25%, due 1/15/05........  $   2,795,000      $     2,739,100
 8.125%, due 6/1/06........     10,140,000           10,038,600
                                                ---------------
                                                     12,777,700
                                                ---------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Hasbro, Inc.
 5.60%, due 11/1/05........      5,264,000            4,974,480
 6.15%, due 7/15/08........      3,000,000            2,805,000
Phoenix Color Corp.
 10.375%, due 2/1/09.......      7,535,000            6,028,000
                                                ---------------
                                                     13,807,480
                                                ---------------
MACHINERY (0.2%)
Dresser, Inc.
 9.375%, due 4/15/11.......      6,005,000            6,080,062
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (e)(f)....................      2,585,000               12,925
 9.875%, due 6/1/08
 (e)(f)....................        650,000              175,500
                                                ---------------
                                                      6,268,487
                                                ---------------
MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07
 (c)(d)....................     10,425,000            4,795,500
                                                ---------------

MEDIA (6.8%)
Adelphia Communications
 Corp. 10.25%, due 11/1/06
 (e).......................      5,010,000            1,978,950
 10.25%, due 6/15/11 (e)...     18,565,000            7,611,650
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03
 (d).......................     43,290,000            8,441,550
Belo (A.H.) Corp.
 7.25%, due 9/15/27........      1,255,000            1,102,208
 8.00%, due 11/1/08........      1,250,000            1,317,018
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning
 1/15/05...................     40,360,000           18,162,000
 (zero coupon), due 5/15/11
 11.75%, beginning
 5/15/06...................     27,485,000            9,619,750
 8.625%, due 4/1/09........      1,645,000            1,102,150
 10.00%, due 4/1/09........        765,000              527,850
 10.00%, due 5/15/11.......     11,991,000            8,093,925
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06
 (e).......................     25,535,000           21,321,725
 11.875%, due 9/15/07
 (e).......................     10,605,000            7,105,350
 Series B
 11.875%, due 9/15/07
 (e).......................      4,495,000            3,011,650
Garden State Newspapers,
 Inc.
 Series B
 8.75%, due 10/1/09........      3,755,000            3,708,061

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(m1)................  $      24,655      $    16,056,569
Jacobs Entertainment Co.
 11.875%, due 2/1/09 (c)...      8,750,000            8,968,750
Key3Media Group, Inc.
 11.25%, due 6/15/11.......     14,120,000            5,153,800
LIN Television Corp.
 8.00%, due 1/15/08........      1,530,000            1,522,350
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning
 1/15/06...................     64,005,000           36,322,837
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning
 8/1/02....................     24,123,000           13,569,188
Supercanal Holdings, S.A.
 11.50%, due 5/15/05
 (c)(d)(e).................      3,845,000              115,350
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07......     12,955,000           12,695,900
Time Warner Entertainment
 Co.
 8.375%, due 3/15/23.......      2,090,000            2,080,422
 8.375%, due 7/15/33.......      2,870,000            2,855,693
Time Warner, Inc.
 6.625%, due 5/15/29.......      2,340,000            1,824,386
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e)...    148,670,000            6,132,638
 Series D
 14.00%, due 5/15/06 (e)...     27,050,000            1,115,813
Young Broadcasting, Inc.
 8.50%, due 12/15/08 (c)...      9,185,000            9,139,075
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10 (e)...     35,335,000            8,877,919
                                                ---------------
                                                    219,534,527
                                                ---------------
METALS & MINING (1.3%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.......        750,000              753,750
Neenah Foundry Co.
 Series B
 11.125%, due 5/1/07.......     12,030,000            6,616,500
 Series D
 11.125%, due 5/1/07.......      7,495,000            4,122,250
 Series F
 11.125%, due 5/1/07.......      9,605,000            5,282,750
Newmont Mining Corp.
 8.625%, due 5/15/11.......     13,475,000           15,157,596
Ormet Corp.
 11.00%, due 8/15/08
 (c)(e)....................     12,885,000            7,602,150

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
METALS & MINING (CONTINUED)
United States Steel LLC
 10.75%, due 8/1/08 (c)....  $   2,605,000      $     2,709,200
                                                ---------------
                                                     42,244,196
                                                ---------------
MULTI-UTILITIES & UNREGULATED POWER (2.9%)
AES Corp. (The)
 7.375%, due 6/15/14.......     24,645,000           19,716,000
Mirant Corp.
 7.40%, due 7/15/04 (c)....      4,080,000            3,223,200
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11......     35,745,000           36,459,900
Westar Energy, Inc.
 6.25%, due 8/15/18 (l)....     26,470,000           25,603,981
 6.875%, due 8/1/04........      7,700,000            7,263,002
 7.875%, due 5/1/07 (c)....      2,170,000            2,155,483
                                                ---------------
                                                     94,421,566
                                                ---------------
OFFICE ELECTRONICS (0.5%)
Xerox Corp.
 5.50%, due 11/15/03.......     11,400,000            9,918,000
 9.75%, due 1/15/09 (c)....      9,495,000            7,785,900
                                                ---------------
                                                     17,703,900
                                                ---------------
OIL & GAS (2.2%)
Comstock Resources, Inc.
 11.25%, due 5/1/07........     10,260,000           10,593,450
 11.25%, due 5/1/07 (c)....      7,205,000            7,439,162
Energy Corporation of
 America
 Series A
 9.50%, due 5/15/07........     31,032,000           18,619,200
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning
 8/1/04....................     22,805,000            8,779,925
Vintage Petroleum, Inc.
 8.25%, due 5/1/12 (c).....     28,080,000           27,588,600
                                                ---------------
                                                     73,020,337
                                                ---------------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28.........        430,000              350,525
 8.25%, due 3/1/23.........      3,245,000            2,879,094
 9.50%, due 5/15/22........      2,870,000            2,765,047
 9.875%, due 11/1/21.......     11,750,000           11,520,523
Pope & Talbot, Inc.
 8.375%, due 6/1/13........      3,850,000            3,561,250
                                                ---------------
                                                     21,076,439
                                                ---------------
PERSONAL PRODUCTS (1.3%)
Herbalife International,
 Inc. 11.75%, due 7/15/10
 (c).......................     15,350,000           15,350,000
Jafra Cosmetics
 International, Inc.
 11.75%, due 5/1/08........     26,275,000           27,326,000
                                                ---------------
                                                     42,676,000
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
CORPORATE BONDS (CONTINUED)

PHARMACEUTICALS (0.4%)
MedPartners, Inc.
 7.375%, due 10/1/06.......  $  11,576,000      $    11,691,760
                                                ---------------

REAL ESTATE (4.5%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11.......     25,180,000           21,151,200
Crescent Real Estate
 Equities L.P.
 7.50%, due 9/15/07........     53,442,000           51,634,164
 9.25%, due 4/15/09 (c)....      3,315,000            3,417,245
Golden State Holdings, Inc.
 7.125%, due 8/1/05........     10,005,000           10,685,190
Healthcare Realty Trust,
 Inc.
 8.125%, due 5/1/11........     11,040,000           11,572,128
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.......     19,830,000           19,631,700
 10.50%, due 1/15/09.......      7,335,000            7,481,700
MeriStar Hospitality Corp.
 9.00%, due 1/15/08........      2,225,000            2,124,875
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07.........      2,160,000            1,884,488
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.......     17,045,000           17,556,350
                                                ---------------
                                                    147,139,040
                                                ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.2%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c)...      7,710,000            6,707,700
                                                ---------------

SOFTWARE (0.2%)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03........      5,340,000            5,126,181
                                                ---------------
SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
 5.625%, due 5/1/03........        205,000              202,131
 6.90%, due 9/15/07........     11,300,000           10,313,725
                                                ---------------
                                                     10,515,856
                                                ---------------
TOBACCO (0.5%)
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05........     14,292,000           14,720,760
                                                ---------------

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning
 2/15/05...................     44,085,000            6,612,750

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
AT&T Wireless Services,
 Inc.
 8.125%, due 5/1/12........  $   6,055,000      $     4,937,477
 8.75%, due 3/1/31.........     10,880,000            8,402,526
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(f)(j)(m2)..........         15,895              635,800
Dobson Communications Corp.
 10.875%, due 7/1/10.......     16,545,000            9,761,550
Loral CyberStar, Inc.
 10.00%, due 7/15/06.......     34,610,000           23,880,900
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03
 (e).......................     21,155,000              211,550
 12.75%, due 8/1/10 (e)....     54,320,000              814,800
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (d)(e)(f).................     19,425,000               97,125
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (d)(e)(f).................     30,445,000              152,225
TSI Telecommunication Services, Inc.
 12.75%, due 2/1/09 (c)....     31,825,000           30,870,250
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning
 11/1/04...................     23,800,000            5,712,000
                                                ---------------
                                                     92,088,953
                                                ---------------
Total Corporate Bonds
 (Cost $2,410,645,185).....                       1,856,625,149
                                                ---------------
FOREIGN BONDS (6.5%)

AIR FREIGHT & LOGISTICS (0.0%) (b)
Pegasus Shipping (Hellas)
 Ltd. Promissory Note
 8.30%, due 1/31/04 (k)....        585,483                   59
                                                ---------------

CHEMICALS (0.1%)
Acetex Corp.
 10.875%, due 8/1/09.......      3,745,000            3,913,525
                                                ---------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning
 7/15/06...................     37,150,000           21,732,750
 11.125%, due 7/15/11......      9,230,000            9,091,550
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04.......      3,395,000            2,783,900
                                                ---------------
                                                     33,608,200
                                                ---------------

16
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
FOREIGN BONDS (CONTINUED)

COMMUNICATIONS EQUIPMENT (0.8%)
Marconi Corp. PLC
 5.625%, due 3/30/05 (e)...  E  $1,000,000      $       276,528
 7.75%, due 9/15/10 (e)....  $  11,975,000            3,592,500
 8.375%, due 9/15/30 (e)...     28,470,000            8,541,000
Nortel Networks Ltd.
 6.125%, due 2/15/06.......     22,350,000           12,739,500
                                                ---------------
                                                     25,149,528
                                                ---------------
DIVERSIFIED FINANCIALS (1.0%)
Hollinger Participation
 Trust
 12.125%, due 11/15/10
 (c)(g)....................     34,459,771           32,392,185
                                                ---------------
HOUSEHOLD DURABLES (0.3%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09
 (c)(d)(n).................            355                  355
 14.50%, due 2/15/09
 (d)(i)(n).................      9,512,286            9,512,286
                                                ---------------
                                                      9,512,641
                                                ---------------
MEDIA (1.6%)
Cablevision S.A.
 12.50%, due 3/2/03
 (c)(e)....................        685,000              113,025
CanWest Media, Inc.
 10.625%, due 5/15/11......      5,986,000            5,956,070
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04.......  DM 25,792,000            8,074,705
Ono Finance PLC
 13.00%, due 5/1/09........  E   1,700,000              570,833
 14.00%, due 2/15/11.......  $  19,334,000            6,573,560
SBS Broadcasting S.A.
 12.00%, due 6/15/08 (o)...  E  10,755,000            9,771,907
TDL Infomedia Group PLC
 12.125%, due 10/15/09
 (o).......................  L  12,250,000           20,466,877
                                                ---------------
                                                     51,526,977
                                                ---------------
MULTI-UTILITIES & UNREGULATED POWER (0.8%)
Calpine Canada Energy
 Finance ULC
 8.50%, due 5/1/08.........  $  36,325,000           24,882,625
                                                ---------------

OIL & GAS (0.4%)
Baytex Energy Ltd.
 10.50%, due 2/15/11.......     13,955,000           14,234,100
                                                ---------------

ROAD & RAIL (0.4%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 12.50%, due 6/15/12 (c)...     14,240,000           13,456,800
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/49
 (c)(d)(e)(j)..............  $     800,000      $            80
TPE International Finance
 Co. B.V.
 7.0231%, due 12/15/02
 (e)(f)(i)(l)..............      4,800,000                  480
                                                ---------------
                                                            560
                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11........      4,687,000            3,187,160
                                                ---------------
Total Foreign Bonds
 (Cost $255,813,647).......                         211,864,360
                                                ---------------
LOAN ASSIGNMENTS & PARTICIPATIONS (3.6%)

AUTO COMPONENTS (0.1%)
Global Motorsport Group,
 Inc. Bank debt, Tranche B
 5.8125%, due 10/31/05
 (d)(k)(l).................      4,801,571            2,880,942
                                                ---------------

CHEMICALS (0.0%) (B)
United Industries Corp.
 Bank debt, Term Loan
 4.59%, due 1/20/05
 (k)(l)....................      1,188,707            1,176,820
                                                ---------------

CONTAINERS & PACKAGING (0.3%)
Crown Cork & Seal Co., Inc.
 Bank debt, Revolver
 3.90%, due 1/2/03
 (k)(l)(p).................  L     526,897              481,230
 3.9673%, due 1/2/03
 (k)(l)(p).................  $   8,546,262            7,805,583
 5.41%, due 1/2/03
 (k)(l)(p).................  E     779,807              712,223
                                                ---------------
                                                      8,999,036
                                                ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
GT Group Telecom Services
 Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (d)(e)(k)(l)..............  $  16,936,744            3,387,349
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (d)(e)(k)(l)..............     12,103,256            2,420,651
XO Communications, Inc.
 Bank debt, Revolver
 6.50%, due 12/31/06
 (d)(k)(l).................     13,105,000            5,373,050
                                                ---------------
                                                     11,181,050
                                                ---------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Spalding Holdings Corp.
 Bank debt, Revolver
 5.7748%, due 9/30/03
 (k)(l)(p).................      4,409,125            3,086,387
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

MACHINERY (0.9%)
Thermadyne Holdings Corp.
 Bank debt, Revolver
 4.59%, due 5/22/04
 (k)(l)....................  $  15,110,723      $    13,826,311
 Bank debt, Term Loan A
 4.59%, due 5/22/04
 (k)(l)....................      5,680,666            5,197,809
 Bank debt, Term Loan B
 4.84%, due 5/22/05
 (k)(l)....................      5,768,397            5,249,241
 Bank debt, Term Loan C
 5.09%, due 5/22/06
 (k)(l)....................      5,768,397            5,249,241
                                                ---------------
                                                     29,522,602
                                                ---------------
MEDIA (0.3%)
Maxwell Communications
 Corp., PLC
 Facility A
 (d)(e)(f)(j)(k)...........      9,973,584              304,194
 Facility B
 (d)(e)(f)(j)(k)...........  L   1,131,066               52,240
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/02
 (d)(e)(f)(k)(I)...........  $   1,433,218              214,983
Ziff Davis Media, Inc.
 Bank debt, Term Loan
 9.75%, due 3/31/07
 (k)(l)....................      9,057,131            7,638,177
                                                ---------------
                                                      8,209,594
                                                ---------------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Pacific Gas & Electric Co.
 Bank debt, Revolver
 8.00%, due 12/30/06
 (e)(k)....................     36,238,440           35,264,532
                                                ---------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.
 Bank debt, Term Loan B
 5.84%, due 4/30/05
 (k)(l)....................      2,521,429            2,440,743
 Bank debt, Revolver
 6.34%, due 4/30/05
 (k)(l)(p).................      7,564,286            6,489,075
 Bank debt, Term Loan A
 6.34%, due 4/30/05
 (k)(l)....................      7,564,286            6,686,828
                                                ---------------
                                                     15,616,646
                                                ---------------
Total Loan Assignments &
 Participations
 (Cost $139,592,575).......                         115,937,609
                                                ---------------
MORTGAGE-BACKED SECURITIES (0.3%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13.......      6,966,298            2,786,519

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Debit Securitized Lease
 Trust
 Series 1993-K1 Class A1
 6.66%, due 8/15/10........  $   2,670,077      $     1,628,747
 Series 1994-K1 Class A1
 7.60%, due 8/15/07........      3,984,368            2,390,621
 Series 1994-K1 Class A2
 8.375%, due 8/15/15.......      8,365,000            4,517,100
 Series 1994-K1 Class A3
 8.55%, due 8/15/19........        140,000               78,400
                                                ---------------
                                                     11,401,387
                                                ---------------
Total Mortgage-Backed
 Securities
 (Cost $12,872,556)........                          11,401,387
                                                ---------------
U.S. GOVERNMENT BONDS (1.8%)

U.S. TREASURY BONDS (1.8%)
 5.25%, due 2/15/29........     13,170,000           12,389,269
 5.375%, due 2/15/31 (q)...     45,605,000           44,657,283
                                                ---------------
                                                     57,046,552
                                                ---------------
Total U.S. Government Bonds
 (Cost $55,001,540)........                          57,046,552
                                                ---------------
YANKEE BONDS (8.0%)

CHEMICALS (0.2%)
Marsulex, Inc.
 9.625%, due 7/1/08........      6,355,000            6,545,650
                                                ---------------

COMMERCIAL SERVICE & SUPPLIES (0.2%)
Intertek Testing Services
 Ltd.
 12.00%, due 11/1/07
 (g)(k)....................      7,714,145            7,714,145
                                                ---------------

COMMUNICATIONS EQUIPMENT (0.1%)
Nortel Networks Corp.
 6.875%, due 9/1/23........      3,000,000            1,500,000
                                                ---------------

DISTRIBUTORS (0.0%) (B)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (d)(e)(f)(j)..............      4,175,000                  418
                                                ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.....     15,084,604            4,374,535
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
YANKEE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03.......  $   1,985,000      $     1,717,025
 7.125%, due 3/30/28.......     10,380,000            6,954,600
                                                ---------------
                                                      8,671,625
                                                ---------------
MARINE (0.5%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08.......      9,725,000            7,123,563
 10.50%, due 7/1/03........      2,735,000            2,711,069
 Series B
 10.75%, due 10/15/06......      7,820,000            7,038,000
                                                ---------------
                                                     16,872,632
                                                ---------------
MEDIA (3.5%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.......      8,465,000            7,786,733
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)...     41,130,000            6,786,450
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04.......      7,285,000            4,380,106
Comcast UK Cable Partners
 Ltd.
 11.20%, due 11/15/07......     60,380,000           54,342,000
Rogers Cablesystem, Ltd.
 10.00%, due 12/1/07.......        285,000              296,400
 10.125%, due 9/1/12.......      6,259,000            6,446,770
 11.00%, due 12/1/15.......      7,185,000            7,759,800
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07.......      5,015,000            4,864,550
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04
 (e).......................     46,170,000            4,386,150
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (e).......................     47,920,000            4,552,400
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05
 (e).......................      7,800,000              741,000
 10.875%, due 8/1/09 (e)...     14,080,000            1,830,400
 11.25%, due 2/1/10 (e)....  L   9,643,000            1,142,811
 11.25%, due 2/1/10 (e)....  $  50,915,000            6,618,950
 11.50%, due 2/1/10 (e)....      9,150,000            1,189,500
                                                ---------------
                                                    113,124,020
                                                ---------------
METALS & MINING (0.6%)
Algoma Steel, Inc.
 11.00%, due 12/31/09
 (e).......................     23,265,000           17,681,400
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
OIL & GAS (0.3%)
Triton Energy Ltd.
 8.875%, due 10/1/07.......  $   9,280,000      $    10,208,000
                                                ---------------

PAPER & FOREST PRODUCTS (0.5%)
Doman Industries Ltd.
 12.00%, due 7/1/04........     17,100,000           15,732,000
                                                ---------------

ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A.
 de C.V.
 11.75%, due 6/15/09.......      4,065,000            3,821,100
                                                ---------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Ermis Maritime Holdings
 Ltd.
 12.50%, due 3/15/04
 (d)(j)(k).................     19,620,022           16,708,411
                                                ---------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06........     81,538,000           28,538,300
Rogers Cantel, Inc.
 9.75%, due 6/1/16.........      2,890,000            2,023,000
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03
 (n).......................      7,874,000            6,299,200
360networks, Inc.
 13.00%, due 5/1/08 (e)....     19,340,000                1,934
                                                ---------------
                                                     36,862,434
                                                ---------------
Total Yankee Bonds
 (Cost $476,609,371).......                         259,816,370
                                                ---------------
Total Long-Term Bonds
 (Cost $3,652,023,372).....                       2,763,840,556
                                                ---------------
                                SHARES
                             -------------
COMMON STOCKS (4.9%)

COMMERCIAL SERVICES & SUPPLIES (0.0%) (b)
Colorado Prime Corp.
 (a)(d)(j)(k)..............        332,373                3,324
Intertek Testing Services
 PLC (a)(r)................        129,495              854,695
                                                ---------------
                                                        858,019
                                                ---------------
CONTAINERS & PACKAGING (0.3%)
Owens-Illinois, Inc. (a)...        630,150            8,658,261
                                                ---------------

DIVERSIFIED FINANCIALS (0.1%)
AMC Financial, Inc. (a)....      1,412,162            2,894,932
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                SHARES               VALUE
                             ----------------------------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
BellSouth Corp. ...........        320,000      $    10,080,000
Call-Net Enterprises, Inc.
 (a).......................        724,948              228,359
Call-Net Enterprises, Inc.
 (a)(s)....................        117,850               44,942
ICO Global Communications
 Holdings Ltd. (a)(d)......      2,341,519            4,214,734
 Class A (a)(d)(k).........      1,578,948            3,947,370
SBC Communications,
 Inc. .....................        314,315            9,586,608
Verizon Communications,
 Inc. .....................        249,910           10,033,886
                                                ---------------
                                                     38,135,899
                                                ---------------
ELECTRIC UTILITIES (0.2%)
Xcel Energy, Inc. .........        308,975            5,181,511
                                                ---------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material Handling,
 Inc. (a)(d)(j)(k).........         65,282              345,995
                                                ---------------
FOOD & DRUG RETAILING (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)........         25,000               50,000
                                                ---------------
FOOD PRODUCTS (0.2%)
Chiquita Brands
 International, Inc. (a)...        445,323            7,975,735
                                                ---------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Apria Healthcare Group,
 Inc. (a)..................      1,117,540           25,032,896
Genesis Health Ventures,
 Inc. (a)(d)...............        683,094           13,723,358
                                                ---------------
                                                     38,756,254
                                                ---------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (b)
Equus Gaming Co., L.P.
 Class A (a)(d)(j).........        114,319                1,143
                                                ---------------

IT CONSULTING & SERVICES (0.0%) (b)
Systems Holding, Inc.
 (a)(d)(j)(k)..............        258,521               67,215
                                                ---------------

MACHINERY (0.5%)
Joy Global, Inc. (a).......        848,978           15,060,870
                                                ---------------

MEDIA (0.3%)
Adelphia Communications
 Corp. (a).................      1,476,000              236,160
Alliance Entertainment
 Corp. (a)(d)(k)...........      1,095,385            2,848,000

                                SHARES               VALUE
                             ----------------------------------
MEDIA (CONTINUED)
Charter Communications,
 Inc. (a)..................        381,520      $     1,556,602
Medianews Group, Inc.
 (a).......................         28,000            2,590,000
United Artists Theatre Co.
 (a)(d)(k).................        371,083            4,081,913
                                                ---------------
                                                     11,312,675
                                                ---------------
METALS & MINING (0.3%)
Algoma Steel, Inc. (a).....      2,114,640            8,523,074
                                                ---------------

PAPER & FOREST PRODUCTS (0.4%)
Abitibi-Consolidated, Inc.
 (s).......................      1,465,965           13,530,857
                                                ---------------

TEXTILES, APPAREL & LUXURY GOODS (0.0%) (b)
Hosiery Corp. of America,
 Inc. (a)(j)...............         17,400                  174
                                                ---------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
@Track Communications, Inc.
 (a).......................      5,784,123            6,651,741
Celcaribe S.A. (a)(c)......        751,212                7,512
                                                ---------------
                                                      6,659,253
                                                ---------------
Total Common Stocks
 (Cost $258,212,570).......                         158,011,867
                                                ---------------
CONVERTIBLE PREFERRED STOCKS (0.7%)

AEROSPACE & DEFENSE (0.0%) (b)
Titan Capital Trust Corp.
 5.75%.....................          2,890              116,323
                                                ---------------

COMMUNICATIONS EQUIPMENT (0.0%) (b)
Electronic Retailing
 Systems International,
 Inc. Series A-1
 (d)(j)(k).................          9,204                   92
                                                ---------------

DIVERSIFIED FINANCIALS (0.0%) (b)
Pacific & Atlantic
 (Holdings) Inc. 7.50%,
 Class A (d)(g)(k).........      1,334,915            1,334,915
                                                ---------------

ENERGY EQUIPMENT & SERVICES (0.6%)
El Paso Energy Capital
 Trust I 4.75%.............        495,960           18,251,328
                                                ---------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Genesis Health Ventures,
 Inc. 6.00% (d)(j)(k)......          6,819              651,215
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                SHARES               VALUE
                             ----------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc. 5.00%,
 Class A (c)(d)(k)(s)......        194,930      $     3,140,105
                                                ---------------
Total Convertible Preferred
 Stocks
 (Cost $34,298,998)........                          23,493,978
                                                ---------------
PREFERRED STOCKS (1.6%)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Colorado Prime Corp.
 (a)(d)(j)(k)..............          7,820            2,041,145
                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Bergen Capital Trust I
 7.80%.....................          7,100              167,560
                                                ---------------

MEDIA (0.2%)
Alliance Entertainment
 Corp.
 Series A1 (a)(d)(k).......            447              447,000
 Series A2 (a)(d)(k).......            503              503,000
Paxson Communications Corp.
 13.25% (g)................            463            3,609,450
                                                ---------------
                                                      4,559,450
                                                ---------------
REAL ESTATE (1.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)......         34,758           38,755,170
                                                ---------------

TRANSPORTATION INFRASTRUCTURE (0.0%) (b)
Ermis Maritime Holdings
 Ltd. (a)(d)(j)(k).........        435,930                4,359
                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Rural Cellular Corp.
 11.375%, Series B (g).....         22,226            4,222,940
                                                ---------------
Total Preferred Stocks
 (Cost $79,414,339)........                          49,750,624
                                                ---------------
RIGHTS (0.0%) (b)

HOUSEHOLD DURABLES (0.0%) (b)
Amatek Industries Property
 Ltd.
Common Rights (a)(d)........          6,000                  300
 Preferred Rights (a)
 (d).......................      1,422,154              711,077
                                                ---------------
                                                        711,377
                                                ---------------
Total Rights
 (Cost $727,503)...........                             711,377
                                                ---------------

                                SHARES               VALUE
                             ----------------------------------
WARRANTS (0.0%) (b)

DIVERSIFIED FINANCIALS (0.0%) (b)
ASAT Finance LLC
 expire 11/1/06
 (a)(c)(d).................          8,680      $        13,021
                                                ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(d).....        587,902                5,879
Loral Space &
 Communications Ltd.
 expire 12/26/06 (a)(d)....        341,253              204,752
                                                ---------------
                                                        210,631
                                                ---------------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material Handling,
 Inc.
 Series A
 expire 9/28/11
 (a)(d)(j)(k)..............         40,801                  408
 Series B
 expire 9/28/11
 (a)(d)(j)(k)..............         40,801                  408
 Series C
 expire 9/28/11
 (a)(d)(j)(k)..............         61,202                  612
                                                ---------------
                                                          1,428
                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Genesis Health Ventures,
 Inc.
 expire 10/2/02 (a)(d).....        152,799              206,279
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(d)(k)...      1,461,802              730,901
                                                ---------------
                                                        937,180
                                                ---------------
HOTELS, RESTAURANTS & LEISURE (0.0%) (b)
HF Holdings, Inc.
 expire 7/15/02 (a)(d).....         68,380               68,380
Windsor Woodmont Black Hawk
 Resort Corp.
 expire 3/15/10
 (a)(c)(d)(j)..............          8,500                   85
                                                ---------------
                                                         68,465
                                                ---------------
MEDIA (0.0%) (b)
Ono Finance PLC
 expire 5/31/09
 (a)(c)(d).................         40,495                5,062
                                                ---------------

OIL & GAS (0.0%) (b)
Petro Stopping Centers
 Holdings L.P.
 expire 8/1/08
 (a)(c)(d)(j)..............         24,460               24,460
                                                ---------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                SHARES               VALUE
                             ----------------------------------
WARRANTS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Occidente y Caribe Celular,
 S.A. expire 3/15/07
 (a)(c)(d).................         28,380      $           284
Ubiquitel Operating Co.
 expire 4/15/10
 (a)(c)(d).................         14,230              199,220
                                                ---------------
                                                        199,504
                                                ---------------
Total Warrants
 (Cost $24,189,034)........                           1,459,751
                                                ---------------
                               PRINCIPAL
                                AMOUNT
                             -------------
SHORT-TERM INVESTMENTS (7.2%)

COMMERCIAL PAPER (5.3%)
American Express Credit
 Corp.
 1.68%, due 7/8/02.........  $  35,000,000           34,985,297
Federal Home Loan Banks
 1.87%, due 7/1/02.........     35,000,000           34,996,364
Freddie Mac Discount Note
 1.87%, due 7/1/02.........     25,415,000           25,412,360
General Electric Capital
 Co.
 1.70%, due 7/1/02.........     37,465,000           37,461,460
UBS Finance Delaware LLC
 2.00%, due 7/1/02.........     40,000,000           39,995,555
                                                ---------------
                                                    172,851,036
                                                ---------------
Total Commercial Paper
 (Cost $172,851,036).......                         172,851,036
                                                ---------------
                                SHARES
                             -------------
INVESTMENT COMPANY (1.3%)
Merrill Lynch Premier
 Institutional Fund........     41,563,406           41,563,406
                                                ---------------
Total Investment Company
 (Cost $41,563,406)........                          41,563,406
                                                ---------------
                               PRINCIPAL
                                AMOUNT
                             -------------
SHORT-TERM BONDS (0.0%) (b)
MEDIA (0.0%) (B)
Adelphia Communications
 Corp. Series B
 9.25%, due 10/1/02 (e)....  $   1,820,000              709,800
                                                ---------------
Total Short-Term Bonds
 (Cost $1,138,115).........                             709,800
                                                ---------------

                               PRINCIPAL
                                AMOUNT               VALUE
                             ----------------------------------
SHORT-TERM LOAN ASSIGNMENTS & PARTICIPATIONS (0.6%)
BUILDING PRODUCTS (0.5%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 12/26/02
 (e)(k)(l).................  $  22,005,389      $    14,936,158
                                                ---------------

OFFICE ELECTRONICS (0.1%)
Xerox Corp.
 Bank debt, Term Loan C
 6.34%, due 9/15/02
 (k)(l)....................      3,530,000            3,417,040
                                                ---------------
Total Short-Term Loan
 Assignments &
 Participations
 (Cost $18,061,971)........                          18,353,198
                                                ---------------
Total Short-Term
 Investments
 (Cost $233,614,528).......                         233,477,440
                                                ---------------
Total Investments
 (Cost $4,282,480,344)
 (t).......................           99.4%       3,230,745,593(u)
Cash and Other Assets,
 Less Liabilities..........            0.6           20,898,797
                             -------------      ---------------
Net Assets.................          100.0%     $ 3,251,644,390
                             =============      ===============

-------
 (a)  Non-income producing security.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d)  Illiquid security.
 (e)  Issue in default.
 (f)  Issuer in bankruptcy.
 (g)  PIK ("Payment in Kind")--interest or dividend payment
      is made with additional securities.
 (h)  Yankee bond.
 (i)  Eurobond--Bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
 (j)  Fair valued security.
 (k)  Restricted security. (See Note 2)
 (l)  Floating rate. Rate shown is the rate in effect at June
      30, 2002.
(m1)  24,655 Units--Each unit reflects $1,000 principal
      amount of 15.00% Senior Secured Notes plus 0.1923
      shares of Series A preferred stock.
(m2)  15,895 Units--Each unit reflects $1,000 principal
      amount of 13.875% Senior Notes plus 1 warrant to
      acquire 19.9718 shares of common stock at $0.01 per
      share at a future date.
 (n)  CIK ("Cash in Kind")--interest payment is made with
      cash or additional securities.
 (o)  Partially segregated as collateral for forward
      contracts.
 (p)  Multiple tranche facilities.
 (q)  Partially segregated for unfunded loan commitments.
 (r)  British security.
 (s)  Canadian security.
 (t)  The cost for federal income tax purposes is
      $4,288,000,257.
 (u)  At June 30, 2002, net unrealized depreciation was
      $1,057,254,664, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $132,674,777 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $1,189,929,441.
 (v)  The following abbreviations are used in the above
      portfolio:
      DM --Deutsche Mark.
      E  --Euro.
      L  --Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $4,282,480,344)...........................................       $3,230,745,593
Cash........................................................                2,172
Receivables:
  Investment securities sold................................          110,218,082
  Dividends and interest....................................           68,899,639
  Fund shares sold..........................................            8,642,393
Other assets................................................               90,629
                                                                   --------------
        Total assets........................................        3,418,598,508
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          123,205,974
  Fund shares redeemed......................................           10,480,051
  NYLIFE Distributors.......................................            2,221,523
  Manager...................................................            1,502,377
  Transfer agent............................................              874,374
  Custodian.................................................               28,351
  Trustees..................................................               16,807
Accrued expenses............................................              412,392
Unrealized depreciation on foreign currency forward
  contracts.................................................            2,690,911
Dividend payable............................................           25,521,358
                                                                   --------------
        Total liabilities...................................          166,954,118
                                                                   --------------
Net assets..................................................       $3,251,644,390
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    1,302,815
  Class B...................................................            4,567,540
  Class C...................................................              443,342
Additional paid-in capital..................................        4,790,400,110
Accumulated net investment loss.............................          (57,149,841)
Accumulated net realized loss on investments................         (429,294,271)
Accumulated net realized loss on foreign currency
  transactions..............................................           (4,192,943)
Net unrealized depreciation on investments..................       (1,051,734,751)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (2,697,611)
                                                                   --------------
Net assets..................................................       $3,251,644,390
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  671,959,504
                                                                   ==============
Shares of beneficial interest outstanding...................          130,281,480
                                                                   ==============
Net asset value per share outstanding.......................       $         5.16
Maximum sales charge (4.50% of offering price)..............                 0.24
                                                                   --------------
Maximum offering price per share outstanding................       $         5.40
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,351,446,528
                                                                   ==============
Shares of beneficial interest outstanding...................          456,753,962
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.15
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  228,238,358
                                                                   ==============
Shares of beneficial interest outstanding...................           44,334,152
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.15
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................       $ 170,054,835
  Dividends (a).............................................           6,817,205
                                                                   -------------
    Total income............................................         176,872,040
                                                                   -------------
Expenses:
  Manager...................................................          10,363,901
  Distribution--Class B.....................................           9,269,439
  Distribution--Class C.....................................             798,907
  Service--Class A..........................................             961,844
  Service--Class B..........................................           3,089,428
  Service--Class C..........................................             267,020
  Transfer agent............................................           2,839,603
  Shareholder communication.................................             252,740
  Professional..............................................             240,651
  Custodian.................................................             200,217
  Recordkeeping.............................................             185,810
  Trustees..................................................              64,759
  Registration..............................................              30,142
  Miscellaneous.............................................              71,143
                                                                   -------------
    Total expenses before waiver............................          28,635,604
Fees waived by Manager and Subadvisor.......................            (741,056)
                                                                   -------------
    Net expenses............................................          27,894,548
                                                                   -------------
Net investment income.......................................         148,977,492
                                                                   -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................        (117,181,170)
  Foreign currency transactions.............................          (4,192,943)
                                                                   -------------
Net realized loss on investments and foreign currency
  transactions..............................................        (121,374,113)
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................         (98,975,201)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......          (4,794,193)
                                                                   -------------
Net unrealized loss on investments and foreign currency
  transactions..............................................        (103,769,394)
                                                                   -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................        (225,143,507)
                                                                   -------------
Net decrease in net assets resulting from operations........       $ (76,166,015)
                                                                   =============

-------
(a) Dividends recorded net of foreign withholding taxes of $20,527.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2002*        2001
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 148,977,492    $  344,248,294
  Net realized loss on investments and foreign currency
    transactions............................................   (121,374,113)     (245,072,570)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (103,769,394)      (42,344,482)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (76,166,015)       56,831,242
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (42,019,714)      (67,322,739)
    Class B.................................................   (127,239,128)     (266,278,087)
    Class C.................................................    (11,209,684)      (15,595,388)
  Return of capital:
    Class A.................................................             --        (4,620,721)
    Class B.................................................             --       (18,276,093)
    Class C.................................................             --        (1,070,395)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....   (180,468,526)     (373,163,423)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    503,642,402       738,375,706
    Class B.................................................    240,697,142       459,704,381
    Class C.................................................    110,296,135       144,653,972
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     18,503,626        38,570,525
    Class B.................................................     66,786,113       176,786,334
    Class C.................................................      4,225,730         7,822,129
                                                              --------------   --------------
                                                                944,151,148     1,565,913,047
  Cost of shares redeemed:
    Class A.................................................   (506,669,351)     (463,262,854)
    Class B.................................................   (246,386,116)     (530,124,371)
    Class C.................................................    (42,263,355)      (69,544,882)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................    148,832,326       502,980,940
                                                              --------------   --------------
      Net increase (decrease) in net assets.................   (107,802,215)      186,648,759

NET ASSETS:
Beginning of period.........................................  3,359,446,605     3,172,797,846
                                                              --------------   --------------
End of period...............................................  $3,251,644,390   $3,359,446,605
                                                              ==============   ==============
Accumulated net investment loss at end of period............  $ (57,149,841)   $  (25,658,807)
                                                              ==============   ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                       ------------------------------------------------------------------------------------------
                                       Six months
                                         ended                                  Year ended December 31,
                                        June 30,       --------------------------------------------------------------------------
                                         2002+            2001            2000            1999            1998           1997
                                       ----------      ----------      ----------      ----------      ----------     ----------
Net asset value at beginning of
 period..............................  $    5.56       $     6.10      $     7.41      $     7.54      $     8.16     $     8.27
                                       ----------      ----------      ----------      ----------      ----------     ----------
Net investment income................       0.28             0.65(c)         0.80            0.79            0.75           0.74
Net realized and unrealized gain
 (loss) on investments...............      (0.36)           (0.50)          (1.25)          (0.06)          (0.57)          0.23
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................      (0.02)            0.00(a)         0.02            0.02           (0.01)         (0.00)(b)
                                       ----------      ----------      ----------      ----------      ----------     ----------
Total from investment operations.....      (0.10)            0.15           (0.43)           0.75            0.17           0.97
                                       ----------      ----------      ----------      ----------      ----------     ----------
Less dividends and distributions:
 From net investment income..........      (0.30)           (0.65)          (0.83)          (0.85)          (0.75)         (0.74)
 From net realized gain on
   investments.......................         --               --           (0.05)          (0.03)          (0.04)         (0.34)
 Return of capital...................         --            (0.04)             --              --              --             --
                                       ----------      ----------      ----------      ----------      ----------     ----------
Total dividends and distributions....      (0.30)           (0.69)          (0.88)          (0.88)          (0.79)         (1.08)
                                       ----------      ----------      ----------      ----------      ----------     ----------
Net asset value at end of period.....  $    5.16       $     5.56      $     6.10      $     7.41      $     7.54     $     8.16
                                       ==========      ==========      ==========      ==========      ==========     ==========
Total investment return (a)..........      (1.99%)           2.49%          (6.48%)         10.33%           2.07%         12.20%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.............       9.21%++         10.84%(c)       11.35%          10.36%           9.40%          8.79%
   Net expenses......................       1.03%++          1.04%           1.03%           1.00%           1.00%          1.01%
   Expenses (before waiver)..........       1.07%++          1.08%           1.07%           1.04%           1.04%          1.01%
Portfolio turnover rate..............         29%              51%             54%             83%            128%           128%
Net assets at end of period (in
 000's)..............................  $ 671,960       $  710,205      $  456,770      $  369,275      $  278,181     $  238,841

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A     CLASS B      CLASS C
                                                              -------     -------      -------
Decrease net investment income..............................  ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)      0.00(b)     0.00(b)
Decrease ratio of net investment income.....................   (0.04%)      (0.04%)     (0.04%)

                                      Class B
    ---------------------------------------------------------------------------
    Six months
      ended                         Year ended December 31,
     June 30,    --------------------------------------------------------------
      2002+         2001         2000         1999         1998         1997
    ----------   ----------   ----------   ----------   ----------   ----------
    $    5.55    $     6.09   $     7.40   $     7.53   $     8.15   $     8.26
    ----------   ----------   ----------   ----------   ----------   ----------
         0.26          0.61(c)      0.74         0.73         0.69         0.69
        (0.36)        (0.50)       (1.25)       (0.06)       (0.57)        0.23
        (0.02)         0.00(a)      0.02         0.02        (0.01)       (0.00)(b)
    ----------   ----------   ----------   ----------   ----------   ----------
        (0.12)         0.11        (0.49)        0.69         0.11         0.92
    ----------   ----------   ----------   ----------   ----------   ----------
        (0.28)        (0.61)       (0.77)       (0.79)       (0.69)       (0.69)
           --            --        (0.05)       (0.03)       (0.04)       (0.34)
           --         (0.04)          --           --           --           --
    ----------   ----------   ----------   ----------   ----------   ----------
        (0.28)        (0.65)       (0.82)       (0.82)       (0.73)       (1.03)
    ----------   ----------   ----------   ----------   ----------   ----------
    $    5.15    $     5.55   $     6.09   $     7.40   $     7.53   $     8.15
    ==========   ==========   ==========   ==========   ==========   ==========
        (2.36%)        1.72%       (7.20%)       9.51%        1.31%       11.55%

         8.46%++      10.09%(c)    10.60%        9.61%       8.65%        8.18%
         1.78%++       1.79%        1.78%        1.75%        1.75%        1.62%
         1.82%++       1.83%        1.82%        1.79%        1.79%        1.62%
           29%           51%          54%          83%         128%         128%
   $2,351,447    $2,475,037   $2,609,320   $3,294,427   $3,309,389   $3,380,439



                                    Class C
     ---------------------------------------------------------------------
     Six months                                              September 1*
       ended            Year ended December 31,                 through
      June 30,    --------------------------------------      December 31
       2002+         2001           2000         1999            1998
     ----------   ----------     ----------   ----------     -------------
     $    5.55    $     6.09     $     7.40   $     7.53      $     7.43
     ----------   ----------     ----------   ----------      ----------
          0.26          0.61(c)         0.74        0.73            0.27
         (0.36)        (0.50)         (1.25)       (0.06)           0.15
         (0.02)         0.00(a)        0.02         0.02           (0.01)
     ----------   ----------     ----------   ----------      ----------
         (0.12)         0.11          (0.49)        0.69            0.41
     ----------   ----------     ----------   ----------      ----------
         (0.28)        (0.61)         (0.77)       (0.79)          (0.27)
            --            --          (0.05)       (0.03)          (0.04)
            --         (0.04)            --           --              --
     ----------   ----------     ----------   ----------      ----------
         (0.28)        (0.65)         (0.82)       (0.82)          (0.31)
     ----------   ----------     ----------   ----------      ----------
     $    5.15    $     5.55     $     6.09   $     7.40      $     7.53
     ==========   ==========     ==========   ==========      ==========
         (2.36%)        1.72%         (7.20%)       9.51%           5.58%

         8.46%++      10.09%(c)       10.60%        9.61%          8.65%++
          1.78%++       1.79%          1.78%        1.75%           1.75%++
          1.82%++       1.83%          1.82%        1.79%           1.79%++
            29%           51%            54%          83%            128%
     $ 228,238    $  174,205     $  106,709   $   67,181      $   10,025

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular

Notes to Financial Statements unaudited

trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MainStay High Yield Corporate Bond Fund

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2002:

                                                               Contract       Contract
                                                                Amount         Amount         Unrealized
                                                                 Sold         Purchased      Depreciation
                                                              -----------    -----------    --------------
Foreign Currency Sale Contracts
-------------------------------
Euro vs. U.S. Dollar, expiring 9/19/02......................  E33,282,000    $31,285,080     $(1,401,099)
Pound Sterling vs. U.S. Dollar, expiring 7/12/02............  L14,320,000    $20,499,080      (1,289,812)
                                                                                             -----------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                                 $(2,690,911)
                                                                                             ===========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 2002 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2002:

                                                                Principal
                                             Date(s) of          Amount/                        6/30/02      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Alliance Entertainment Corp.
  Common Stock..........................       12/2/29             1,095,385   $  4,213,596   $  2,848,000      0.2%
  Series A1, Preferred Stock............       1/2/98                    447        446,889        447,000      0.0(a)
  Series A2, Preferred Stock............       1/2/98                    503        956,239        503,000      0.0(a)
Colorado Prime Corp.
  Common Stock..........................   5/6/97-11/10/99           323,373          3,324          3,324      0.0(a)
  Preferred Stock.......................   5/6/97-11/10/99             7,820     24,924,148      2,041,145      0.1
Crown Cork & Seal Co., Inc.
  Bank debt, Revolver
  3.90%, due 1/2/03.....................      12/17/01           L   526,897        765,793        481,230      0.0(a)
  3.9673%, due 1/2/03...................  12/17/01-12/27/01      $ 8,646,262      7,665,093      7,805,583      0.3
  5.41%, due 1/2/03.....................      12/17/01           E   779,807        700,270        712,223      0.0(a)
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (b).................   6/23/98-4/1/01        $ 1,318,785        368,419        329,696      0.0(a)
  Convertible Preferred Stock
  Series A-1............................   6/23/98-10/1/01             9,204             92             92      0.0(a)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04...................  12/14/98-2/16/01        19,620,022     17,803,827     16,708,411      0.5
  Preferred Stock.......................   12/9/98-2/6/01            435,930              0(c)        4,359     0.0(a)
FRI-MRD Corp.
  14.00%, due 12/24/02 (d)..............       7/2/98             19,000,000     19,381,994     10,830,000      0.3
  15.00%, due 12/24/02 (d)..............  8/12/97-12/22/99        55,050,000     54,868,620     30,277,500      0.9
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (b).............................  11/1/99-12/31/01             6,819        714,592        651,215      0.0(a)
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  5.8125%, due 10/31/05.................      12/15/98             4,801,571      4,801,571      2,880,942      0.1

MainStay High Yield Corporate Bond Fund

                                                                Principal
                                             Date(s) of          Amount/                        6/30/02      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
GT Group Telecom Services Corp.
  Bank debt, Term Loan A
  6.5625%, due 6/30/08 (d)..............       1/30/01           $16,936,744   $ 13,005,995   $  3,387,349      0.1%
  Bank debt, Term Loan B
  6.625%, due 6/30/08 (d)...............       1/30/01            12,103,256      9,327,684      2,420,651      0.1
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04..............   8/20/99-6/30/00        52,015,000     26,221,265     23,406,750      0.7
  Class A, Warrants.....................   8/17/99-6/27/00         1,461,802      4,409,277        730,901      0.0(a)
ICO Global Communications
  Holding Ltd.
  Common Stock
  Class A...............................       5/10/00             1,578,948     16,500,007      3,947,370      0.1
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (b)...............   11/8/96-5/1/02          7,714,145      7,567,359      7,714,145      0.3
Maxwell Communications Corp., PLC
  Facility A (d)........................  4/29/94-11/22/94         9,973,584              0(c)     304,194      0.0(a)
  Facility B (d)........................  4/29/94-11/22/94       L 1,131,066              0(c)      52,240      0.0(a)
Morris Material Handling, Inc.
  Common Stock..........................  3/11/99-10/30/01            65,282         36,341        345,995      0.0(a)
  Series A, Warrants....................  3/11/99-10/30/01            40,801              0(c)         408      0.0(a)
  Series B, Warrants....................  3/11/99-10/30/01            40,801              0(c)         408      0.0(a)
  Series C, Warrants....................  3/11/99-10/30/01            61,202              0(c)         612      0.0(a)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 12/26/02 (d)...............   9/26/01-6/21/02       $22,005,389     14,660,897     14,936,158      0.5
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (b)....................  5/21/98-12/31/01         1,334,915     11,105,155      1,334,915      0.0(a)
Pacific Gas & Electric Co.
  Bank debt, Revolver
  8.00%, due 12/30/06 (d)...............   4/12/02-5/16/02        36,238,440     36,257,372     35,264,532      1.1
Paperboard Industries
  International, Inc.
  Convertible Preferred Stock
  5.00%, Class A........................       5/5/98                194,930      3,238,099      3,140,105      0.1
Pegasus Shipping (Hellas) Ltd.
  Promissory Note
  8.30%, due 1/31/04....................       5/31/02               585,483              0(c)          59      0.0(a)
Spalding Holdings Corp.
  Bank debt, Revolver
  5.7748%, due 9/30/03..................  12/10/01-5/10/02         4,409,125      3,328,500      3,086,387      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/02 (d)...............       5/26/00             1,433,218      1,139,864        214,983      0.0(a)
Systems Holding, Inc.
  Common Stock..........................      12/31/01               258,521              0(c)      67,215      0.0(a)

                                                                Principal
                                             Date(s) of          Amount/                        6/30/02      Percent of
Security                                     Acquisition         Shares            Cost          Value       Net Assets
----------------------------------------  -----------------  ---------------   ------------   ------------   ----------
Thermadyne Holdings Corp.
  Bank debt, Revolver
  4.59%, due 5/22/04....................  10/16/01-11/9/01       $15,110,723   $ 12,712,753   $ 13,826,311      0.4%
  Bank debt, Term Loan A
  4.59%, due 5/22/04....................      10/16/01             5,680,666      5,097,858      5,197,809      0.1
  Bank debt, Term Loan B
  4.84%, due 5/22/05....................   10/5/01-12/7/01         5,768,397      5,001,387      5,249,241      0.2
  Bank debt, Term Loan C
  5.09%, due 5/22/06....................   10/5/01-12/7/01         5,768,397      4,970,112      5,249,241      0.2
United Artists Theatre Circuit, Inc.
  Common Stock..........................       2/1/01                371,083        339,579      4,081,913      0.1
United Industries Corp.
  Bank debt, Term Loan
  4.59%, due 1/20/05....................       3/26/01             1,188,707      1,101,298      1,176,820      0.0(a)
Xerox Corp.
  Bank debt, Term Loan B
  5.84%, due 4/30/05....................       6/21/02             2,521,429      2,420,571      2,440,743      0.1
  Bank debt, Revolver
  6.34%, due 4/30/05....................       6/21/02             7,564,286      7,261,468      6,489,075      0.2
  Bank debt, Term Loan A
  6.34%, due 4/30/05....................       6/21/02             7,564,286      7,261,521      6,686,828      0.2
  Bank debt, Term Loan C
  6.34%, due 9/15/02....................       6/21/02             3,530,000      3,401,074      3,417,040      0.1
XO Communications, Inc.
  Bank debt, Revolver
  6.50%, due 12/31/06...................       8/1/01             13,105,000      9,947,958      5,373,050      0.2
Ziff Davis Media, Inc.
  Bank debt, Term Loan
  9.75%, due 3/31/07....................   6/5/01-12/17/01         9,057,131      6,825,508      7,638,177      0.2
                                                                               ------------   ------------      ---
                                                                               $350,753,369   $243,705,345      7.5%
                                                                               ============   ============      ===

-------
(a) Less than one tenth of a percent.
(b) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(c) Less than one dollar.
(d) Issue in default.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2002, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
------------------------------------------------------------  -----------
Crown Cork & Seal Co., Inc. ................................  $ 1,607,034
Lucent Technologies, Inc. ..................................   11,167,500
Owens Corning, Inc. ........................................    1,349,637
Spalding Holdings Corp. ....................................      590,875
Thermadyne Holdings Corp. ..................................    2,608,529
United Industries Corp. ....................................    2,749,036
                                                              -----------
                                                              $20,072,611
                                                              ===========

MainStay High Yield Corporate Bond Fund

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not the market value) and increased the net unrealized gain (loss) by $4,318,516. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,181,822.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

MainStay High Yield Corporate Bond Fund

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. Through March 11, 2002, the Manager had voluntarily established a fee breakpoint of 0.55% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.60% annually on assets up to $500 million and 0.55% annually on assets in excess of $500 million. For the six months ended June 30, 2002, the Manager earned $10,363,901 and waived $741,056 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has established a fee breakpoint, the Subadvisor has agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $111,577 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $21,801, $1,373,756 and $47,365, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $2,839,603.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $37,685 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of

MainStay High Yield Corporate Bond Fund

$100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $185,810 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $306,021,035 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                   AMOUNT
AVAILABLE THROUGH                                              (000'S)
------------------                                            --------
     2008...................................................  $ 21,946
     2009...................................................   284,075
                                                              --------
                                                              $306,021
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $1,683,150 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities were $43,382 and $0, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $1,015,817 and $921,173, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              SIX MONTHS ENDED                  YEAR ENDED
                                               JUNE 30, 2002*               DECEMBER 31, 2001
                                         ---------------------------   ----------------------------
                                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                         -------   -------   -------   -------   -------   --------
Shares sold............................   90,563    43,341   19,842    124,738    77,264    24,445
Shares issued in reinvestment of
  dividends and distributions..........    3,335    12,065      764      6,600    30,203     1,339
                                         -------   -------   ------    -------   -------   -------
                                          93,898    55,406   20,606    131,338   107,467    25,784
Shares redeemed........................  (91,352)  (44,568)  (7,657)   (78,508)  (90,191)  (11,935)
                                         -------   -------   ------    -------   -------   -------
Net increase...........................    2,546    10,838   12,949     52,830    17,276    13,849
                                         =======   =======   ======    =======   =======   =======

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

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                             [This is a true blank]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the
investment advisor to
The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSHY10- 08/02
                                                                  08

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney(R)
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year 4.80%, 5 Years 0.31%, Since Inception 4.19%

[CLASS A SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
PERIOD-END                                                                  FUND                             INDEX(1)
----------                                                      ---------------------------       -----------------------------
9/13/94                                                                   $ 9,550                             $10,000
12/94                                                                     $ 9,569                             $10,256
12/95                                                                     $11,356                             $12,259
12/96                                                                     $12,934                             $12,760
12/97                                                                     $13,171                             $12,216
12/98                                                                     $14,700                             $14,390
12/99                                                                     $13,491                             $13,657
12/00                                                                     $12,749                             $13,298
12/01                                                                     $12,896                             $12,825
6/02                                                                      $13,775                             $14,346

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 3.89%, 5 Years 0.18%, Since Inception 4.09% Class C Total Returns: 1 Year 7.89%, 5 Years 0.47%, Since Inception 4.09%

[CLASS B AND C SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
PERIOD-END                                                                  FUND                             INDEX(1)
----------                                                      ---------------------------       -----------------------------
9/13/94                                                                   $10,000                             $10,000
12/94                                                                     $10,020                             $10,256
12/95                                                                     $11,820                             $12,259
12/96                                                                     $13,372                             $12,760
12/97                                                                     $13,526                             $12,216
12/98                                                                     $14,985                             $14,390
12/99                                                                     $13,646                             $13,657
12/00                                                                     $12,797                             $13,298
12/01                                                                     $12,858                             $12,825
6/02                                                                      $13,669                             $14,346

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

Most central banks in the developed world started the year with exceedingly low interest rates and maintained a relatively neutral monetary policy throughout the first half of 2002. Central-bank restraint had a positive impact on international bonds, particularly in light of a stronger-than-expected bounce in economic activity after September 11, 2001. Widespread concern over a major global economic recession began to fade, and investors focused their attention on the pace and strength of economic recovery. Inflation remained remarkably well-behaved and may remain modest for the rest of 2002, despite higher oil prices.

Volatility in emerging-market debt remained low until the end of the second quarter, which also had a positive influence on international-debt markets. Accounting scandals among issuers of investment-grade corporate debt, especially in the United States, had a negative impact on investor confidence. Finally, the U.S. dollar's meteoric rise appears to have come to an end, and investors around the world have reduced their commitment to U.S. financial assets. Both the yen and the euro have risen more than 10% relative to the U.S. dollar in the first half of 2002.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay International Bond Fund Class A shares returned 6.82% and Class B and Class C shares returned 6.30%, excluding all sales charges. All share classes underperformed the 7.85% return for the average Lipper(1) international income fund over the same period. All share classes also underperformed the 11.84% return of the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index(2) for the first six months of 2002.

STRATEGIC POSITIONING

In selecting markets in which the Fund will buy or sell securities, we try to utilize a broad-based perspective. We not only consider the domestic dynamics of individual bond markets--their fiscal balances, current account, monetary policy, and political situation--but also the market's potential value relative to other markets.

As earlier accommodative policies began to stabilize economic activity, we decided to emphasize markets that we felt would benefit from economic growth. Specifically, we focused on emerging markets, such as Mexico, Brazil, and Russia--and developed markets that would benefit from a turn in commodity prices as global demand increased. We also found European bonds attractive, since the European Central Bank had not been as aggressive as the U.S. in cutting interest rates and could afford to be less aggressive in raising rates when the interest-rate cycle

-------


(1) See footnote and table on page 10 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

PERIOD-END                                                                   TOTAL RETURN
----------                                                                   ------------
12/94                                                                             0.20%
12/95                                                                            18.68%
12/96                                                                            13.90%
12/97                                                                             1.83%
12/98                                                                            11.61%
12/99                                                                            -8.22%
12/00                                                                            -5.50%
12/01                                                                             1.15%
6/02                                                                              6.82%

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

PERIOD-END                                                                   TOTAL RETURN
----------                                                                   ------------
12/94                                                                             0.20%
12/95                                                                            17.96%
12/96                                                                            13.13%
12/97                                                                             1.15%
12/98                                                                            10.79%
12/99                                                                            -8.94%
12/00                                                                            -6.22%
12/01                                                                             0.48%
6/02                                                                              6.30%

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote 1 on page 10 for more information on performance.

turns. Anticipating that spread products, such as corporate bonds and mortgage-backed securities, would tend to outperform government debt when greater economic activity stimulates improving credit fundamentals, we positioned the Fund accordingly.

The Fund began the year 2002 invested approximately 70% in Europe, 9% in Japan, 2.5% in New Zealand, 2.5% in cash, and the balance in U.S. dollar denominated debt, mainly in emerging markets.

STRONG PERFORMERS

In Europe, the Fund added bonds issued by the Republic of Greece as a proxy for corporate debt. Since the introduction of the single currency, non-German government debt carries the same currency risk as German debt for a U.S. dollar based investor, but generally trades at a higher nominal yield. Greek government debt contributed positively to the Fund's performance during the reporting period and accounted for 3.2% of the Fund's assets as of June 30, 2002.

In the non-Euro block, the Fund added Swedish government bonds. Sweden is a member of the European Union but has not yet elected to participate in the single currency. Public opinion in Sweden has started to turn in favor of joining the euro, and we added Swedish debt early in the first quarter on the belief that the nation's eventual accession into the euro zone was not yet priced into the market. Swedish bonds, which accounted for 4% of Fund assets at midyear, had a mixed impact on performance, since the currency weakened versus the euro in the middle of the second quarter, while the bonds performed well.

In U.S. dollar debt, the Fund was mainly invested in emerging-market government and corporate bonds. Overall, these holdings provided positive contributions to the Fund's performance, including high nominal yields relative to alternatives such as Japanese debt, where rates remain at historical lows. Selected issues, including Bulgarian and Russian bonds, performed well on a total-return basis.

WEAK PERFORMERS

Two names that detracted from the Fund's performance during the reporting period were WorldCom in the United States and Ambev in Brazil. WorldCom's $3.8 billion restatement of earnings shocked the market and provided an early indicator of difficulties to come. The bonds had a negative impact on the Fund's performance but accounted for only about 0.5% of the Fund's net assets. Ambev is a Brazilian beverage company and the fourth-largest brewer in the world. The company has a 70% market share in Brazil, a country with 160 million consumers. Ambev bonds, which are rated BBB, carry a higher rating than the sovereign, and we believe that Ambev's credit quality is strong within its rating category.(3) Brazilian assets have recently come under pressure due to presidential elections in October. Since the incumbent cannot run for a third term, political uncertainty has hurt the performance of these bonds. We have decided to hold the issue and ride out the current political storm, despite any near-term negative impact on performance. The bonds represented 1% of the Fund at the end of June 2002.

CURRENCY STRATEGIES

Currency exposure had a positive impact on the Fund's performance during the first half of 2002. In line with recent efforts to mitigate currency fluctuations, the

-------


(3) Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties. When applied to Fund holdings, ratings are based solely on the creditworthiness of the securities in the portfolio and are not meant to represent the security or safety of the Fund.

Fund began the year by limiting normal currency exposure to 40% of the Fund's assets, 38% of which was to European currencies, including the euro, pound sterling, Swedish krona, and Danish krone. The Fund maintained this strategy throughout the first quarter, but in the second quarter, we reduced the Fund's yen hedge to zero and reduced its euro hedge as well. In late May, we reestablished a portion of the Fund's yen hedge. At midyear, the Fund carried 52% exposure to foreign currencies, including 45% to European currencies, 4.5% to the yen, and 2.5% to the New Zealand dollar.

LOOKING AHEAD

We intend to maintain an overweighted exposure to European bonds, focusing on government and mortgage-backed securities. We believe that the strength of the euro will help keep inflation in check and may allow the European Central Bank to maintain a neutral interest-rate policy.

The Fund's yen-bond exposure consists of investment-grade corporate names such as Pfizer and Ford, as well as an emerging-market credit, Algeria. Total exposure to yen bonds is less than 10% of the Fund. Since yields remain extremely low, the principle reason to hold yen denominated debt is for added diversification.

We also intend to continue to hold emerging-market debt in U.S. dollars. The Fund plans to add currency exposure opportunistically, but unless conditions change, the Fund will likely keep 50% of its assets in U.S. dollar debt or in securities hedged back into dollars.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay International Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2002, the Fund maintained a stable dividend. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/02
    Class A           9.74%         1.24%        4.81%
    Class B           8.89%         0.47%        4.09%
    Class C           8.89%         0.47%        4.09%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/02
    Class A           4.80%         0.31%        4.19%
    Class B           3.89%         0.18%        4.09%
    Class C           7.89%         0.47%        4.09%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                              SINCE INCEPTION
                      1 YEAR       5 YEARS    THROUGH 6/30/02
    Class A         29 out of     31 out of     9 out of
                     45 funds     36 funds      19 funds
    Class B         30 out of     33 out of    13 out of
                     45 funds     36 funds      16 funds
    Class C         30 out of        n/a       36 out of
                     45 funds                   40 funds
    Average Lipper
    international
    income fund       11.91%        3.92%        5.57%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                    NAV 6/30/02    INCOME      CAPITAL GAINS
    Class A           $7.96        $0.1614      $0.0000
    Class B           $7.92        $0.1320      $0.0000
    Class C           $7.92        $0.1320      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (91.4%)+
CORPORATE BONDS (33.3%)

BRAZIL (1.1%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (a).....  $     275,000      $   206,250
                                                   -----------
DENMARK (4.5%)
Danske Kredit
 Realkreditakieselskab
 7.00%, due 10/1/32...........   DK 1,999,118          270,557
Realkredit Danmark A/S
 6.00%, due 10/1/29...........      4,651,763          604,700
                                                   -----------
                                                       875,257
                                                   -----------
GERMANY (7.1%)
DePfa Deutsche Pfandbriefbank
 AG
 Series G3
 5.00%, due 2/3/05............   E    490,000          492,093
Kredit Fuer Wiederaufbauf
 Series INTL
 4.75%, due 8/18/06...........        875,000          873,007
                                                   -----------
                                                     1,365,100
                                                   -----------
MEXICO (3.0%)
Grupo Transportacion
 Ferroviaria Mexicana, S.A. de
 C.V.
 12.50%, due 6/15/12 (a)......  $      90,000           85,050
Petroleos Mexicanos
 Series EMTN
 8.00%, due 10/7/03...........        500,000          499,317
                                                   -----------
                                                       584,367
                                                   -----------
NETHERLANDS (3.5%)
RWE Finance BV
 Series EMTN
 6.50%, due 4/20/21...........   L    425,000          672,385
                                                   -----------

RUSSIA (0.5%)
AO VimpelCom BV
 10.45%, due 4/26/05 (a)......  $     110,000          103,950
                                                   -----------

SINGAPORE (1.7%)
PSA Corporation Ltd.
 7.125%, due 8/1/05 (a).......  $     300,000          327,667
                                                   -----------

SWEDEN (3.4%)
Stadshypotek AB
 Series 1564
 6.00%, due 3/15/06...........  SK  6,000,000          664,046
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
UNITED STATES (8.5%)
Ford Motor Credit Co.
 Series INTL
 1.20%, due 2/7/05............  Y  35,000,000          286,249

Pfizer, Inc.
 Series INTL
 0.80%, due 3/18/08...........    160,000,000      $ 1,349,895
WorldCom, Inc.-WorldCom Group
 8.25%, due 5/15/31 (b).......  $     100,000           15,000
                                                   -----------
                                                     1,651,144
                                                   -----------
Total Corporate Bonds
 (Cost $6,170,118)............                       6,450,166
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (56.1%)

AUSTRIA (4.0%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03...........   E    778,000          772,747
                                                   -----------

DENMARK (3.6%)
Kingdom of Denmark
 5.00%, due 8/15/05...........   DK 5,200,000          698,361
                                                   -----------

GERMANY (9.7%)
Bundesobligation
 Series 125
 5.00%, due 11/12/02..........   E    400,000          397,094
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............        467,000          475,806
 Series 00
 6.25%, due 1/4/30............        900,000        1,008,959
                                                   -----------
                                                     1,881,859
                                                   -----------
GREECE (3.2%)
Hellenic Republic
 5.90%, due 10/22/22..........   E    607,000          619,695
                                                   -----------

ITALY (9.2%)
Buoni Poliennali del Tesoro
 5.50%, due 11/1/10...........   E  1,755,000        1,789,404
                                                   -----------

MEXICO (2.0%)
United Mexican States
 7.25%, due 1/14/12...........  $     200,000          197,700
 8.25%, due 2/24/09...........    DM  363,000          182,656
                                                   -----------
                                                       380,356
                                                   -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
NEW ZEALAND (2.4%)
New Zealand Government
 Series 205
 6.50%, due 2/15/05...........   NZ$  972,000      $   473,238
                                                   -----------
RUSSIA (2.3%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30...........  $     122,000           84,692
 12.75%, due 6/24/28..........        300,000          359,100
                                                   -----------
                                                       443,792
                                                   -----------
SPAIN (7.5%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04...........   E    555,000          552,865
 4.75%, due 7/30/14...........        300,000          283,253
 5.15%, due 7/30/09...........        612,000          613,251
                                                   -----------
                                                     1,449,369
                                                   -----------
SWEDEN (0.6%)
Swedish Government
 Series 1035
 6.00%, due 2/9/05............   SK   630,000           70,087
 Series 1045
 5.25%, due 3/15/11...........        350,000           37,671
                                                   -----------
                                                       107,758
                                                   -----------
TURKEY (1.2%)
Republic of Turkey
 11.375%, due 11/27/06........  $     250,000          236,875
                                                   -----------
UNITED KINGDOM (9.5%)
United Kingdom Treasury Bonds
 5.75%, due 12/7/09...........   L    460,000          730,838
 7.50%, due 12/7/06...........        346,000          578,461
 8.50%, due 12/7/05...........        320,000          541,404
                                                   -----------
                                                     1,850,703
                                                   -----------
VENEZUELA (0.9%)
Republic of Venezuela
 13.625%, due 8/15/18.........  $     200,000          170,000
                                                   -----------
Total Governments &
 Federal Agencies
 (Cost $10,313,973)...........                      10,874,157
                                                   -----------
LOAN ASSIGNMENT (1.1%)

ALGERIA (1.1%)
Republic of Algeria
 Term Loan, Tranch 3
 Series YEN
 0.9375%, due 3/4/10
 (c)(d)(e)....................  Y  29,473,685          204,713
                                                   -----------
Total Loan Assignment
 (Cost $186,760)..............                         204,713
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
YANKEE BOND (0.9%)
CHILE (0.9%)
Celulosa Arauco
 7.75%, due 9/13/11...........  $     170,000      $   171,748
                                                   -----------
Total Yankee Bond
 (Cost $169,849)..............                         171,748
                                                   -----------
Total Long-Term Bonds
 (Cost $16,840,700)...........                      17,700,784
                                                   -----------
SHORT-TERM INVESTMENTS (6.7%)

COMMERCIAL PAPER (4.0%)
UBS Finance Delaware LLC
 2.00%, due 7/1/02............        775,000          774,914
                                                   -----------
Total Commercial Paper
 (Cost $774,914)..............                         774,914
                                                   -----------

                                   SHARES
                                -------------
INVESTMENT COMPANY (2.7%)
Merrill Lynch Premier
 Institutional Fund...........        520,000          520,000
                                                   -----------
Total Investment Company
 (Cost $520,000)..............                         520,000
                                                   -----------
Total Short-Term Investments
 (Cost $1,294,914)............                       1,294,914
                                                   -----------
Total Investments
 (Cost $18,135,614) (f).......           98.1%      18,995,698(g)
Cash and Other Assets,
 Less Liabilities.............            1.9          377,640
                                -------------      -----------
Net Assets....................          100.0%     $19,373,338
                                =============      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Issue in default.
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2002.
(d)  Restricted security. (See Note 2)
(e)  Illiquid security.
(f)  The cost for federal income tax purposes is $18,165,198.
(g)  At June 30, 2002, net unrealized appreciation for
     securities was $830,500, based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $1,191,368, and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $360,868.
(h)  The following abbreviations are used in the above
     portfolio:
     DK--Danish Krone
     E--Euro
     Y--Japanese Yen
     NZ$--New Zealand Dollar
     L--Pound Sterling
     SK--Swedish Krona
     $--U.S. Dollar

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $18,135,614)..............................................       $18,995,698
Cash denominated in foreign currencies (identified cost
  $331,033).................................................           336,684
Cash........................................................             2,045
Receivables:
  Investment securities sold................................           600,000
  Dividends and interest....................................           381,824
  Fund shares sold..........................................           301,198
Unrealized appreciation on foreign currency forward
  contracts.................................................            64,084
Other assets................................................            15,215
                                                                   -----------
        Total assets........................................        20,696,748
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           774,871
  Transfer agent............................................            19,711
  NYLIFE Distributors.......................................             8,531
  Custodian.................................................             2,576
  Manager...................................................             2,017
  Fund shares redeemed......................................             1,783
  Trustees..................................................                98
Accrued expenses............................................            36,956
Unrealized depreciation on foreign currency forward
  contracts.................................................           416,837
Dividend payable............................................            60,030
                                                                   -----------
        Total liabilities...................................         1,323,410
                                                                   -----------
Net assets..................................................       $19,373,338
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    12,962
  Class B...................................................            11,023
  Class C...................................................               415
Additional paid-in capital..................................        20,869,076
Accumulated net investment loss.............................          (230,494)
Accumulated net realized loss on investments................        (1,698,667)
Accumulated net realized loss on foreign currency
  transactions..............................................          (138,064)
Net unrealized appreciation on investments..................           860,084
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (312,997)
                                                                   -----------
Net assets..................................................       $19,373,338
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,312,953
                                                                   ===========
Shares of beneficial interest outstanding...................         1,296,151
                                                                   ===========
Net asset value per share outstanding.......................       $      7.96
Maximum sales charge (4.50% of offering price)..............              0.38
                                                                   -----------
Maximum offering price per share outstanding................       $      8.34
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,731,927
                                                                   ===========
Shares of beneficial interest outstanding...................         1,102,321
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.92
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   328,458
                                                                   ===========
Shares of beneficial interest outstanding...................            41,470
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.92
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    1,485
  Interest..................................................     474,235
                                                              ----------
    Total income............................................     475,720
                                                              ----------
Expenses:
  Transfer agent............................................      62,785
  Manager...................................................      60,818
  Distribution--Class B.....................................      30,595
  Distribution--Class C.....................................         916
  Professional..............................................      14,728
  Service--Class A..........................................      11,217
  Service--Class B..........................................      10,198
  Service--Class C..........................................         306
  Registration..............................................      10,233
  Shareholder communication.................................       9,540
  Recordkeeping.............................................       5,926
  Custodian.................................................       3,067
  Trustees..................................................         310
  Miscellaneous.............................................      10,356
                                                              ----------
    Total expenses before waiver............................     230,995
Fees waived by Manager and Subadvisor.......................     (42,717)
                                                              ----------
    Net expenses............................................     188,278
                                                              ----------
Net investment income.......................................     287,442
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................       6,213
  Option transactions.......................................     (35,195)
  Foreign currency transactions.............................    (138,064)
                                                              ----------
Net realized loss on investments and foreign currency
  transactions..............................................    (167,046)
                                                              ----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   1,495,619
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......    (483,356)
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   1,012,263
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................     845,217
                                                              ----------
Net increase in net assets resulting from operations........  $1,132,659
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $   287,442     $    702,838
  Net realized loss on investments and foreign currency
    transactions............................................      (167,046)      (1,254,255)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     1,012,263          509,315
                                                               -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     1,132,659          (42,102)
                                                               -----------     ------------
Dividends and distributions to shareholders:
  From net investment income
    Class A.................................................      (197,193)              --
    Class B.................................................      (144,066)              --
    Class C.................................................        (4,470)              --
  Return of capital
    Class A.................................................            --         (816,346)
    Class B.................................................            --         (529,563)
    Class C.................................................            --          (16,977)
                                                               -----------     ------------
      Total dividends and distributions to shareholders.....      (345,729)      (1,362,886)
                                                               -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     3,017,487        7,189,881
    Class B.................................................       620,174          752,645
    Class C.................................................       138,460          229,666
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        47,150          393,622
    Class B.................................................       106,293          471,558
    Class C.................................................         2,735           14,768
                                                               -----------     ------------
                                                                 3,932,299        9,052,140
  Cost of shares redeemed:
    Class A.................................................    (2,163,110)     (13,591,627)
    Class B.................................................      (753,114)      (1,883,453)
    Class C.................................................       (72,420)        (212,895)
                                                               -----------     ------------
      Net increase (decrease) in net assets derived from
       capital share transactions...........................       943,655       (6,635,835)
                                                               -----------     ------------
      Net increase (decrease) in net assets.................     1,730,585       (8,040,823)
NET ASSETS:
Beginning of period.........................................    17,642,753       25,683,576
                                                               -----------     ------------
End of period...............................................   $19,373,338     $ 17,642,753
                                                               ===========     ============
Accumulated net investment loss at end of period............   $  (230,494)    $   (172,207)
                                                               ===========     ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2002+          2001         2000         1999         1998         1997
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $  7.61        $  8.02      $  9.07      $ 10.57      $ 10.10      $ 10.95
                                                       -------        -------      -------      -------      -------      -------
Net investment income...............................      0.14(a)        0.28(a)(d)    0.25(a)     0.36         0.54         0.80
Net realized and unrealized gain (loss) on
 investments........................................      0.64           0.04        (0.05)       (0.89)        0.58        (0.94)
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................     (0.27)         (0.23)       (0.71)       (0.33)        0.02         0.33
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................      0.51           0.09        (0.51)       (0.86)        1.14         0.19
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income and net realized gain on
   foreign currency transactions....................     (0.16)            --           --        (0.04)       (0.58)       (0.76)
 From net realized gain on investments..............        --             --           --        (0.09)       (0.09)       (0.28)
 Return of capital..................................        --          (0.50)       (0.54)       (0.51)          --           --
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................     (0.16)         (0.50)       (0.54)       (0.64)       (0.67)       (1.04)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $  7.96        $  7.61      $  8.02      $  9.07      $ 10.57      $ 10.10
                                                       =======        =======      =======      =======      =======      =======
Total investment return (b).........................      6.82%          1.15%       (5.50%)      (8.22%)      11.61%        1.83%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................      3.67%++        3.51%(d)     3.17%        3.80%        5.17%        5.35%
   Net expenses.....................................      1.80%++        1.88%        1.86%        1.61%        1.59%        1.56%
   Expenses (before waiver).........................      2.30%++        2.18%        2.16%        1.91%        1.89%        1.86%
Portfolio turnover rate.............................        19%           179%         197%         281%         287%         179%
Net assets at end of period (in 000's)..............   $10,313        $ 9,006      $15,907      $12,326      $15,542      $12,263

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses.......    0.03      0.03      0.03
Decrease ratio of net investment income.....................   (0.35%)   (0.35%)   (0.35%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                           Class B                                                      Class C
-------------------------------------------------------------   ------------------------------------------------------------------
 Six months                                                            Six months           Year ended               September 1*
   ended                  Year ended December 31,                       ended             December 31,                 through
  June 30,     -----------------------------------------------          June 30,    ---------------------------      December 31,
    2002+       2001           2000       1999      1998      1997       2002+       2001           2000      1999       1998
-----------   -------        -------    -------   -------   -------   ----------   -------        -------   -------   ------------
   $  7.58     $  8.01        $  9.08    $ 10.59   $ 10.12   $ 10.98    $  7.58     $  8.01        $  9.08   $ 10.59     $ 10.13
   -------     -------        -------    -------   -------   -------    -------     -------        -------   -------     -------
      0.11(a)     0.22(a)(d)     0.21(a)    0.29      0.46      0.74       0.11(a)     0.22(a)(d)     0.21(a)   0.29        0.16
      0.62        0.04          (0.05)     (0.90)     0.58     (0.96)      0.62        0.04          (0.05)    (0.90)       0.53
     (0.26)      (0.22)         (0.73)     (0.33)     0.02      0.34      (0.26)      (0.22)         (0.73)    (0.33)       0.02
   -------     -------         -------   -------   -------   -------    -------     -------        -------   -------     -------
      0.47        0.04          (0.57)    (0.94)      1.06      0.12       0.47        0.04          (0.57)    (0.94)       0.71
   -------     -------         -------   -------   -------   -------    -------     -------        -------   -------     -------
     (0.13)         --             --     (0.03)     (0.50)    (0.70)     (0.13)         --             --     (0.03)      (0.16)
        --          --             --     (0.09)     (0.09)    (0.28)        --          --             --     (0.09)      (0.09)
        --       (0.47)         (0.50)    (0.45)        --        --         --       (0.47)         (0.50)    (0.45)         --
   -------     -------        -------   -------    -------   -------    -------     -------        -------   -------     -------
     (0.13)      (0.47)         (0.50)    (0.57)     (0.59)    (0.98)     (0.13)      (0.47)         (0.50)    (0.57)      (0.25)
   -------     -------        -------   -------    -------   -------    -------     -------        -------   -------     -------
   $  7.92     $  7.58        $  8.01   $  9.08    $ 10.59   $ 10.12    $  7.92     $  7.58        $  8.01   $  9.08     $ 10.59
   =======     =======        =======   =======    =======   =======    =======     =======        =======   =======     =======
      6.30%       0.48%         (6.22%)   (8.94%)    10.79%     1.15%      6.30%       0.48%         (6.22%)   (8.94%)      7.05%
      2.92%++     2.76%(d)       2.42%     3.05%      4.42%     4.69%      2.92%++     2.76%(d)       2.42%     3.05%       4.42%++
      2.55%++     2.63%          2.61%     2.36%      2.34%     2.22%      2.55%++     2.63%          2.61%     2.36%       2.34%++
      3.05%++     2.93%          2.91%     2.66%      2.64%     2.52%      3.05%++     2.93%          2.91%     2.66%       2.64%++
        19%        179%           197%      281%       287%      179%        19%        179%           197%      281%        287%
   $ 8,732     $ 8,388        $ 9,546   $13,955    $18,797   $20,870    $   328     $   249        $   231   $    48     $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economical instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to

MainStay International Bond Fund

hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2002:

                                                       CONTRACT         CONTRACT        UNREALIZED
                                                        AMOUNT           AMOUNT       APPRECIATION/
                                                         SOLD           PURCHASED     (DEPRECIATION)
                                                    ---------------   -------------   --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 8/30/02............  E     3,265,000   $   3,029,920     $(179,408)
Euro vs. U.S. Dollar, expiring 9/30/02............  E     1,885,000   $   1,746,415      (103,956)
Japanese Yen vs. U.S. Dollar, expiring 9/24/02....  Y   115,906,000   $     937,751       (28,029)
Pound Sterling vs. U.S. Dollar, expiring 7/8/02...  L     1,110,000   $   1,572,428      (101,701)
Swedish Krona vs. Euro, expiring 7/1/02...........  SK    3,700,000   E      403,657       (3,743)
                                                       CONTRACT         CONTRACT
                                                        AMOUNT           AMOUNT
                                                       PURCHASED          SOLD
                                                    ---------------   -------------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 8/30/02............  E     1,487,490   $   1,398,042        64,084
                                                                                        ---------
Net unrealized depreciation on foreign currency forward contracts..................     $(352,753)
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at June 30, 2002:

                                                                                             PERCENT
                                            DATE OF      PRINCIPAL               6/30/02        OF
                SECURITY                  ACQUISITION     AMOUNT        COST      VALUE     NET ASSETS
                --------                  -----------   -----------   --------   --------   ----------
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10...................    2/9/01      Y29,473,685   $186,760   $204,713      1.1%
                                                                      ========   ========      ===

Y--Japanese Yen

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

MainStay International Bond Fund

amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $164,002. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $75,478.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year-end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2002:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Euro                 E    279,048                      $272,721                 $275,751
Danish Krone         DK       162                            20                       21
Pound Sterling       L     39,930                        58,249                   60,866
Swedish Krona        SK       420                            43                       46
                                                       --------                 --------
                                                       $331,033                 $336,684
                                                       ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a

MainStay International Bond Fund

registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002, the Manager had agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reached $50 million in net assets. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $60,818 and waived $42,717 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $121 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $113, $5,002 and $4, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2002 amounted to $62,785.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, NYLIFE Distributors held shares of Class A with net asset value of $6,251,295 which represents 60.6% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $186 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $5,926 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $1,589,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2007...................................................   $  403
     2008...................................................      849
     2009...................................................      338
                                                               ------
                                                               $1,590
                                                               ======

In addition, the Fund intends to elect to treat for federal income tax purposes $51,396 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

MainStay International Bond Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities were $288 and $483, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $3,042 and $3,802, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                     JUNE 30, 2002*                  DECEMBER 31, 2001
                                               ---------------------------      ---------------------------
                                               CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                               -------   -------   -------      -------   -------   -------
Shares sold..................................    391        80        18           910       96        30
Shares issued in reinvestment of dividends
  and distributions..........................      6        14        --(a)         50       61         2
                                                ----       ---       ---        ------     ----       ---
                                                 397        94        18           960      157        32
Shares redeemed..............................   (284)      (99)      (10)       (1,760)    (241)      (28)
                                                ----       ---       ---        ------     ----       ---
Net increase (decrease)......................    113        (5)        8          (800)     (84)        4
                                                ====       ===       ===        ======     ====       ===

-------
* Unaudited.

(a) Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSIB10-08/02
                                                                09

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Bond Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE Index--Class A, Class B,
                                                              and Class C Shares                               4

                                                              Portfolio Management Discussion and Analysis     5

                                                              Year-by-Year and Six-Month Performance           6

                                                              Returns and Lipper Rankings as of 6/30/02       10

                                                              Portfolio of Investments                        11

                                                              Financial Statements                            14

                                                              Notes to Financial Statements                   20

                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay International
Equity Fund versus Morgan Stanley
Capital International EAFE(R) Index

CLASS A SHARES Total Returns: 1 Year -2.16%, 5 Years -0.83%, Since Inception
2.41%

                              [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY
PERIOD-END                                                                  FUND                        MSCI EAFE INDEX(1)
----------                                                     -----------------------------            ------------------
9/13/94                                                                   $ 9,450                             $10,000
12/94                                                                     $ 9,233                             $ 9,586
12/95                                                                     $ 9,718                             $10,662
12/96                                                                     $10,669                             $11,307
12/97                                                                     $11,151                             $11,507
12/98                                                                     $13,400                             $13,805
12/99                                                                     $17,091                             $17,528
12/00                                                                     $13,447                             $15,046
12/01                                                                     $11,336                             $11,819
6/02                                                                      $12,046                             $11,627

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -2.23%, 5 Years -0.73%, Since Inception 2.45% Class C Total Returns: 1 Year 1.88%, 5 Years -0.40%, Since Inception 2.45%

                              [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY
PERIOD-END                                                                  FUND                        MSCI EAFE INDEX(1)
----------                                                     -----------------------------            ------------------
9/13/94                                                                   $10,000                             $10,000
12/94                                                                     $ 9,770                             $ 9,586
12/95                                                                     $10,187                             $10,662
12/96                                                                     $11,109                             $11,307
12/97                                                                     $11,529                             $11,507
12/98                                                                     $13,759                             $13,805
12/99                                                                     $17,418                             $17,528
12/00                                                                     $13,637                             $15,046
12/01                                                                     $11,408                             $11,819
6/02                                                                      $12,076                             $11,627

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index generally considered to be representative of the international stock market. Returns reflect the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

In today's closely interconnected world, most international stock markets acted in concert through the first six months of 2002. As stocks rebounded from the shock of September 11, 2001, most equity markets began the first quarter of 2002 on the rise, briefly leveled off, then declined sharply in the second quarter. Asian markets were a notable exception, declining early in the first quarter then recovering sharply as the yen improved relative to the U.S. dollar. Japanese stocks and Hong Kong equities both declined late in the second quarter.

On an industry basis, technology stocks continued their downward slide. Worldwide, technology stocks shed more than a quarter of their value in U.S. dollar terms and more than 30% in local currency terms during the first six months of 2002.(1) Telecommunications stocks also suffered major setbacks on a worldwide basis, particularly following the accounting scandal at WorldCom. Materials and consumer staples were the bright spots on an industry basis, each providing positive returns in both local currency and U.S. dollar terms for the first half of the year.

As the yen and the euro strengthened against the U.S. dollar, long-standing import/export pricing imbalances began to reverse themselves. Suddenly, U.S. consumers faced higher prices for imported goods and U.S. products became more affordable in international markets. Over time, these new fundamentals could prove beneficial for large multinational companies but may detract from sales of foreign exporters that are heavily dependent on sales in the United States.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay International Equity Fund Class A shares returned 6.26%, Class B shares returned 5.86%, and Class C shares returned 5.98%, excluding all sales charges. All share classes outperformed the -1.65% return for the average Lipper(2) international fund over the same period. All share classes also outperformed the -1.62% return of the Morgan Stanley Capital International EAFE(R) Index(3) for the first six months of 2002.

STRATEGIES AND STRENGTHS

MainStay International Equity Fund uses a bottom-up stock-selection process to choose securities for the portfolio. Rather than using top-down, sector-first, or country-first selection techniques, the Fund's strategy is to identify stocks with potential for long-term growth of capital, regardless of their country or industry.

-------

(1) Results are based on sectors and industry groups included in the MSCI World Index(SM), an unmanaged, free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Results reflect reinvestment of dividends and capital gains. An investment cannot be made directly into a sector, an industry group, or an index.

(2) See footnote and table on page 10 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the MSCI EAFE Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
12/00                                                                           -21.32
12/01                                                                           -15.70
6/02                                                                              6.26

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote 1 on page 10 for more information on performance.

CLASS B SHARES

                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.34
6/02                                                                              5.86

See footnote 1 on page 10 for more information on performance.

The value of our stock-selection process was underscored during the first half of 2002, when the Fund outperformed its benchmark and peers by a substantial margin, despite being underweighted in the energy sector, basic materials, and Japanese equities--three of the best-performing sectors during the first half of the year.

SECTORS AND SECURITIES

Based on our bottom-up assessment of individual issues, the Fund remained overweighted in consumer staples, utilities, and transportation stocks throughout

CLASS C SHARES

                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60
12/00                                                                           -21.71
12/01                                                                           -16.44
6/02                                                                              5.98

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

the first half of the year. We increased the Fund's financial holdings in the second quarter to an overweighted position as well. Based on our stock-selection process, we saw little potential in telecommunications services or information technology, and our underweighted position in these sectors benefited performance since these were the worst-performing sectors over the first half of the year. As of June 30, 2002, the Fund was also underweighted in basic materials and energy. Although both of these sectors showed positive performance in local currency terms and materials advanced in U.S. dollar terms, the positioning proved beneficial since both sectors underperformed the Fund as a whole.

Leading contributors to the Fund's performance during the reporting period included Yue Yuen, a Hong Kong footwear manufacturer; AFLAC, the U.S.-based supplemental insurance company; Bank of Ireland, an Irish bank; Banco Popular, a Spanish bank; Kao, a Japanese household goods company; Diageo, a U.K. beverage company; BMW, the German premium car manufacturer, and Reckitt Benckiser, a U.K. household goods company. Most of these holdings provided double-digit positive returns for the reporting period.

Stocks that detracted from the Fund's performance for the six months ended June 30, 2002, included Sanofi-Synthelabo, a French pharmaceutical company that faced an unexpected lawsuit in the first quarter; and MLP (Marschollek, Lautenschlaeger & Partner AG), a financial services firm, whose stock fell as concerns over the WorldCom scandal spread to other companies. The Fund sold its position in MLP prior to the end of the reporting period, since we were unable to get satisfactory answers to certain accounting questions. WPP Group, a global advertising and media company, suffered in the second quarter of 2002, when business conditions deteriorated for the industry as a whole. We have added to the position, sensing that the difficulties are cyclical rather than structural.

OTHER PURCHASES AND SALES

We added to the Fund's position in BMW, as sales continue to hit records and the company's pipeline of new products remains highly promising. As business fundamentals improved at TPG, the world's first publicly traded postal system, and Canon, the Japanese copier company, we added to the Fund's holdings in these companies. As of June 30, 2002, both BMW and TPG were among the Fund's top-10 holdings.

During the first quarter of 2002, the Fund sold its position in United Utilities, a U.K. regulated water utility, after enjoying a 7% dividend yield. The Fund also sold Groupe Danone, a French food and beverage company, whose competitive position had declined, even though the stock had not. We also sold the Fund's small holding in wireless operator Vodafone, which proved timely as the stock continued to plummet for the remainder of the reporting period.

LOOKING AHEAD

Our bottom-up research indicates that companies in more stable sectors may prove more promising over the near term, and we believe we have positioned the Fund appropriately for the current business environment.

We remain alert, however, for selective opportunities to take advantage of cyclical rotations to build positions in companies with solid franchises. As an example, we recently purchased shares of Dassault Systemes, a company that develops software to aid manufacturers in design and production. The stock was caught in the technology-sector decline, and we believe we acquired the shares at an attractive price. Another example is Amadeus Global Travel, a solid travel reservation-system operator that faced a sell-off during the recent travel slowdown.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income will remain a secondary objective.

Rupal Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 6/30/02
Class A                3.53%         0.29%          3.16%
Class B                2.77%        -0.40%          2.45%
Class C                2.88%        -0.40%          2.45%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 6/30/02
Class A                -2.16%       -0.83%          2.41%
Class B                -2.23%       -0.73%          2.45%
Class C                 1.88%       -0.40%          2.45%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                SINCE INCEPTION
                       1 YEAR       5 YEARS     THROUGH 6/30/02
Class A               24 out of    129 out of       101 out of
                     784 funds     381 funds        195 funds
Class B               30 out of    161 out of       100 out of
                     784 funds     381 funds        172 funds
Class C               29 out of    n/a              254 out of
                     784 funds                      494 funds
Average Lipper
international fund    -10.17%        -0.71%         3.05%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                    NAV 6/30/02     INCOME      CAPITAL GAINS
Class A                $9.68        $.0000          $.0000
Class B                $9.40        $.0000          $.0000
Class C                $9.40        $.0000          $.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited




                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (94.2%)+
BELGIUM (3.7%)
Colruyt N.V. (multi-industry)
 (a)............................     18,972       $   889,996
Electrabel, S.A.
 (utilities-electrical &
 gas)(a)........................      9,842         2,274,470
                                                  -----------
                                                    3,164,466
                                                  -----------
DENMARK (1.8%)
Danske Bank A/S (banking).......     11,600           213,590
Novo Nordisk A/S Class B (health
 & personal care)...............     40,262         1,332,806
                                                  -----------
                                                    1,546,396
                                                  -----------
FRANCE (8.0%)
Aventis, S.A. (health & personal
 care)..........................      9,538           675,866
Aventis, S.A. ADR (health &
 personal care) (a)(c)..........      3,060           215,516
BNP Paribas, S.A. (banking).....     17,880           988,864
Dassault Systemes, S.A.
 (business & public services)...     39,260         1,793,259
Dexia (business & public
 services)......................    118,687         1,829,730
L'Oreal, S.A. (health & personal
 care)..........................      5,946           463,909
Sanofi-Synthelabo, S.A. (health
 & personal care)...............     12,048           732,954
Societe Television Francaise 1
 (broadcasting & publishing)....      6,925           185,409
                                                  -----------
                                                    6,885,507
                                                  -----------
GERMANY (8.3%)
Bayerische Motoren Werke AG
 (automobiles)..................     74,177         3,058,488
Deutsche Boerse AG (financial
 services)......................     66,433         2,804,795
SAP AG (business & public
 services)......................      4,000           395,040
SAP AG ADR (business & public
 services)(a)(c)................     18,200           439,166
Schering AG (health & personal
 care)..........................      7,207           450,902
                                                  -----------
                                                    7,148,391
                                                  -----------
HONG KONG (6.3%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...  1,173,000         4,383,712
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................    344,600         1,033,800
                                                  -----------
                                                    5,417,512
                                                  -----------
INDIA (1.7%)
ITC, Ltd. GDR (beverages &
 tobacco) (b)(d)................    109,400         1,432,812
                                                  -----------

IRELAND (4.2%)
Bank of Ireland (banking).......    288,768         3,596,212

                                    SHARES           VALUE
                                  ---------------------------
ITALY (0.6%)
Italgas S.p.A.
 (utilities-electrical & gas)...     45,400       $   504,417
                                                  -----------

JAPAN (8.1%)
Canon, Inc. (data processing &
 reproduction)..................     50,000         1,889,704
Canon, Inc. ADR (data processing
 & reproduction) (c)............     15,413           583,074
Kao Corp. (food & household
 products)......................     39,000           898,048
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     11,900         1,752,336
RICOH Co., Ltd. (data processing
 & reproduction)................     34,000           588,603
Takeda Chemical Industries, Ltd.
 (health & personal care).......     28,000         1,228,767
                                                  -----------
                                                    6,940,532
                                                  -----------
NETHERLANDS (8.3%)
Euronext N.V. (financial
 services)......................     22,910           429,892
TPG N.V. (business & public
 services)......................    168,201         3,799,057
Unilever N.V. (CVA) (food &
 household products)............     17,834         1,167,733
Unilever N.V. ADR (food &
 household products) (c)........     13,425           869,940
Wolters Kluwer N.V. (CVA)
 (broadcasting & publishing)....     43,353           822,912
                                                  -----------
                                                    7,089,534
                                                  -----------
SPAIN (7.5%)
Amadeus Global Travel
 Distribution, S.A. Class A
 (leisure & tourism)............     95,707           612,491
Banco Popular Espanol, S.A.
 (banking)......................     73,846         3,265,090
Iberdrola, S.A.
 (utilities-electrical & gas)...    136,682         1,991,060
Indra Sistemas, S.A. (business &
 public services)...............     70,425           608,578
                                                  -----------
                                                    6,477,219
                                                  -----------
SWEDEN (2.2%)
Sandvik AB (machinery &
 engineering)...................      9,500           237,229
Svenska Handelsbanken AB Class A
 (banking)......................    105,564         1,613,812
                                                  -----------
                                                    1,851,041
                                                  -----------
SWITZERLAND (9.4%)
Nestle, S.A. Registered (food &
 household products) (a)........     14,630         3,411,013
Novartis AG Registered (health &
 personal care).................     41,760         1,836,452
UBS AG Registered (banking).....     46,902         2,358,808
UBS AG Registered ADR (banking)
 (c)............................      8,300           414,087
                                                  -----------
                                                    8,020,360
                                                  -----------
UNITED KINGDOM (21.9%)
Capita Group PLC (business &
 public services)...............    130,330           619,826
Diageo PLC (beverages &
 tobacco).......................    256,611         3,332,616

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund




                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Exel PLC
 (transportation-shipping)......    115,597       $ 1,472,189
GlaxoSmithKline PLC (health &
 personal care).................     20,739           448,265
GlaxoSmithKline PLC ADR (health
 & personal care) (c)...........      8,942           385,758
Lloyds TSB Group PLC
 (banking)......................    276,682         2,754,004
Lloyds TSB Group PLC ADR
 (banking) (c)..................     14,440           578,322
Reckitt Benckiser PLC (food &
 household products)............    176,578         3,167,988
Rentokil Initial PLC (business &
 public services)...............    407,909         1,660,141
Serco Group PLC (business &
 public services)...............    280,156           858,209
Tesco PLC (merchandising).......    660,311         2,400,531
William Morrison Supermarkets
 PLC (food & household
 products)......................    138,160           427,512
WPP Group PLC ADR (business &
 public services) (c)...........     14,300           630,358
                                                  -----------
                                                   18,735,719
                                                  -----------
UNITED STATES (2.2%)
AFLAC Inc. (insurance)..........     58,455         1,870,560
                                                  -----------
Total Common Stocks
 (Cost $72,666,130).............                   80,680,678
                                                  -----------
PREFERRED STOCK (0.9%)

GERMANY (0.9%)
Porsche AG (automobiles)
 E 1.53 (g).....................      1,687           799,719
                                                  -----------
Total Preferred Stock
 (Cost $481,069)................                      799,719
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (3.6%)

COMMERCIAL PAPER (1.4%)
UNITED STATES (1.4%)
UBS Finance Delaware LLC
 (financial services)
 2.00%, due 7/1/02..............  $1,170,000        1,169,870
                                                  -----------
Total Commercial Paper
 (Cost $1,169,870)..............                    1,169,870
                                                  -----------
INVESTMENT COMPANY (2.2%)
UNITED STATES (2.2%)
Merrill Lynch Premier
 Institutional Fund (financial
 services)......................  1,900,195       $ 1,900,195
                                                  -----------
Total Investment Company
 (Cost $1,900,195)..............                    1,900,195
                                                  -----------
Total Short-Term Investments
 (Cost $3,070,065)..............                    3,070,065
                                                  -----------
Total Investments
 (Cost $76,217,264) (e).........       98.7%       84,550,462(f)
Cash and Other Assets,
 Less Liabilities...............        1.3         1,082,204
                                  ----------      -----------
Net Assets......................      100.0%      $85,632,666
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  May be sold to institutional investors only.
(c)  ADR--American Depositary Receipt.
(d)  GDR--Global Depositary Receipt.
(e)  The cost for federal income tax purposes is $76,432,952.
(f)  At June 30, 2002 net unrealized appreciation for
     securities was $8,117,510, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $9,065,555 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $948,045.
(g)  The following abbreviation is used in the above
     portfolio:
     E--Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of International Equity Fund investments by industry.

                                   VALUE         PERCENT+
                                -------------------------
INDUSTRY DIVERSIFICATION
Automobiles...................  $3,858,207          4.5%
Banking.......................  15,782,789         18.4
Beverages & Tobacco...........   4,765,428          5.6
Broadcasting & Publishing.....   1,008,321          1.2
Business & Public Services....  12,633,364         14.8
Data Processing &
 Reproduction.................   3,061,381          3.6
Financial Services............   6,304,752          7.3
Food & Household Products.....   9,942,234         11.6
Health & Personal Care........   7,771,195          9.1
Insurance.....................   1,870,560          2.2
Leisure & Tourism.............     612,491          0.7
Machinery & Engineering.......     237,229          0.3
Merchandising.................   2,400,531          2.8
Multi-Industry................     889,996          1.0
Recreation & Other Consumer
 Goods........................   2,786,136          3.2
Transportation-Shipping.......   1,472,189          1.7
Utilities-Electrical & Gas....   9,153,659         10.7
                                ----------       ------
                                84,550,462         98.7
Cash and Other Assets,
 Less Liabilities.............   1,082,204          1.3
                                ----------       ------
Net Assets.................... $85,632,666       100.0%
                                ==========       ======

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $76,217,264)..............................................       $ 84,550,462
Cash denominated in foreign currencies (identified cost
  $3,025,599)...............................................          3,089,568
Cash........................................................              2,753
Receivables:
  Investment securities sold................................          1,863,261
  Dividends and interest....................................            357,546
  Fund shares sold..........................................            343,034
Other assets................................................             17,535
                                                                   ------------
  Total assets..............................................         90,224,159
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,862,454
  Fund shares redeemed......................................            467,707
  Transfer agent............................................             78,175
  Manager...................................................             64,031
  NYLIFE Distributors.......................................             30,604
  Custodian.................................................             23,064
  Trustees..................................................                409
Accrued expenses............................................             65,049
                                                                   ------------
  Total liabilities.........................................          4,591,493
                                                                   ------------
Net assets..................................................       $ 85,632,666
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     32,416
  Class B...................................................             56,936
  Class C...................................................                796
Additional paid-in capital..................................         89,054,099
Accumulated undistributed net investment income.............             16,612
Accumulated net realized loss on investments................        (12,012,241)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            118,918
Net unrealized appreciation on investments..................          8,333,198
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................             31,932
                                                                   ------------
Net assets..................................................       $ 85,632,666
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 31,386,746
                                                                   ============
Shares of beneficial interest outstanding...................          3,241,581
                                                                   ============
Net asset value per share outstanding.......................       $       9.68
Maximum sales charge (5.50% of offering price)..............               0.56
                                                                   ------------
Maximum offering price per share outstanding................       $      10.24
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 53,497,900
                                                                   ============
Shares of beneficial interest outstanding...................          5,693,622
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.40
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    748,020
                                                                   ============
Shares of beneficial interest outstanding...................             79,615
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.40
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,087,836
  Interest..................................................       14,550
                                                              -----------
    Total income............................................    1,102,386
                                                              -----------
Expenses:
  Manager...................................................      393,693
  Transfer agent............................................      252,799
  Distribution--Class B.....................................      190,717
  Distribution--Class C.....................................        2,106
  Custodian.................................................       37,200
  Service--Class A..........................................       34,149
  Service--Class B..........................................       63,572
  Service--Class C..........................................          702
  Shareholder communication.................................       17,377
  Professional..............................................       16,194
  Recordkeeping.............................................       14,757
  Registration..............................................       11,833
  Trustees..................................................        1,425
  Miscellaneous.............................................       20,075
                                                              -----------
    Total expenses..........................................    1,056,599
                                                              -----------
Net investment income.......................................       45,787
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (1,867,889)
  Foreign currency transactions.............................      118,918
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,748,971)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    6,423,704
  Translation of other assets and liabilities in foreign
    currencies..............................................       78,617
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................    6,502,321
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    4,753,350
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,799,137
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $123,671.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)..............................   $     45,787    $    (497,042)
  Net realized loss on investments and foreign currency
    transactions............................................     (1,748,971)      (8,203,514)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      6,502,321       (6,657,048)
                                                               ------------    -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      4,799,137      (15,357,604)
                                                               ------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................             --         (247,278)
    Class B.................................................             --          (60,773)
    Class C.................................................             --             (933)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................             --         (160,606)
    Class B.................................................             --         (342,517)
    Class C.................................................             --           (2,374)
                                                               ------------    -------------
      Total dividends and distributions to shareholders.....             --         (814,481)
                                                               ------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     42,195,892      153,091,318
    Class B.................................................      3,256,818       15,602,193
    Class C.................................................      2,191,798        9,115,855
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --          376,637
    Class B.................................................             --          403,290
    Class C.................................................             --            3,133
                                                               ------------    -------------
                                                                 47,644,508      178,592,426
  Cost of shares redeemed:
    Class A.................................................    (38,105,143)    (153,188,961)
    Class B.................................................     (4,582,435)     (22,708,964)
    Class C.................................................     (1,850,928)      (9,399,634)
                                                               ------------    -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      3,106,002       (6,705,133)
                                                               ------------    -------------
      Net increase (decrease) in net assets.................      7,905,139      (22,877,218)
NET ASSETS:
Beginning of period.........................................     77,727,527      100,604,745
                                                               ------------    -------------
End of period...............................................   $ 85,632,666    $  77,727,527
                                                               ============    =============
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $     16,612    $     (29,175)
                                                               ============    =============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2002+          2001         2000         1999         1998         1997
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $  9.11        $ 10.98      $ 15.23      $ 12.21      $ 10.33      $ 10.48
                                                       -------        -------      -------      -------      -------      -------
Net investment income (loss)........................      0.03(a)       (0.01)(a)    (0.08)(a)    (0.07)        0.01         0.80
Net realized and unrealized gain (loss) on
 investments........................................      0.52          (1.82)       (3.07)        3.54         2.13         0.03
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................      0.02           0.11        (0.12)       (0.13)       (0.06)       (0.36)
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................      0.57          (1.72)       (3.27)        3.34         2.08         0.47
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................        --          (0.09)          --        (0.03)          --           --
 From net realized gain on investments and foreign
   currency transactions............................        --          (0.06)       (0.98)       (0.29)       (0.20)       (0.62)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................        --          (0.15)       (0.98)       (0.32)       (0.20)       (0.62)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $  9.68        $  9.11      $ 10.98      $ 15.23      $ 12.21      $ 10.33
                                                       =======        =======      =======      =======      =======      =======
Total investment return (b).........................      6.26%        (15.70%)     (21.32%)      27.54%       20.17%        4.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).....................      0.03%++       (0.07%)      (0.56%)      (0.14%)       0.08%        0.19%
   Expenses.........................................      2.19%++        2.17%        2.15%        1.94%        2.01%        2.01%
Portfolio turnover rate.............................        41%           129%          30%          38%          54%          43%
Net assets at end of period (in 000's)..............   $31,387        $25,470      $29,730      $34,407      $24,115      $17,452

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B
    -----------------------------------------------------------------
    Six months
      ended                    Year ended December 31,
     June 30,    ----------------------------------------------------
      2002+        2001       2000       1999       1998       1997
    ----------   --------   --------   --------   --------   --------
     $  8.88     $ 10.70    $ 14.95    $ 12.08    $ 10.22    $ 10.38
     -------     -------    -------    -------    -------    -------
       (0.01)(a)   (0.07)(a)   (0.17)(a)   (0.09)   (0.08)      0.72
        0.51       (1.79)     (2.98)      3.41       2.10       0.03
        0.02        0.11      (0.12)     (0.13)     (0.05)     (0.37)
     -------     -------    -------    -------    -------    -------
        0.52       (1.75)     (3.27)      3.19       1.97       0.38
     -------     -------    -------    -------    -------    -------
          --       (0.01)        --      (0.03)        --         --
          --       (0.06)     (0.98)     (0.29)     (0.11)     (0.54)
     -------     -------    -------    -------    -------    -------
          --       (0.07)     (0.98)     (0.32)     (0.11)     (0.54)
     -------     -------    -------    -------    -------    -------
     $  9.40     $  8.88    $ 10.70    $ 14.95    $ 12.08    $ 10.22
     =======     =======    =======    =======    =======    =======
        5.86%     (16.34%)   (21.71%)    26.60%     19.34%      3.78%
       (0.01%)++   (0.82%)    (1.31%)    (0.89%)    (0.67%)    (0.49%)
        2.94%++     2.92%      2.90%      2.69%      2.76%      2.69%
          41%        129%        30%        38%        54%        43%
     $53,498     $51,887    $70,182    $94,698    $75,516    $63,241


                                    Class C
 --------------------------------------------------------------
 Six months                                        September 1*
   ended           Year ended December 31,           through
  June 30,    ----------------------------------   December 31,
   2002+        2001       2000           1999         1998
 ----------   --------   --------        -------   ------------
  $  8.87     $ 10.70    $ 14.95         $ 12.08      $ 10.60
  -------     -------    -------         -------      -------
    (0.01)(a)   (0.07)(a)   (0.17)(a)      (0.09)       (0.09)
     0.52       (1.80)     (2.98)           3.41         1.72
     0.02        0.11      (0.12)          (0.13)       (0.04)
  -------     -------    -------         -------      -------
     0.53       (1.76)     (3.27)           3.19         1.59
  -------     -------    -------         -------      -------
       --       (0.01)        --           (0.03)          --
       --       (0.06)     (0.98)          (0.29)       (0.11)
  -------     -------    -------         -------      -------
       --       (0.07)     (0.98)          (0.32)       (0.11)
  -------     -------    -------         -------      -------
  $  9.40     $  8.87    $ 10.70         $ 14.95      $ 12.08
  =======     =======    =======         =======      =======
     5.98%     (16.44%)   (21.71%)         26.60%       15.07%
    (0.01%)++   (0.82%)    (1.31%)         (0.89%)      (0.67%)++
     2.94%++     2.92%      2.90%           2.69%        2.76%++
       41%        129%        30%             38%          54%
  $   748     $   371    $   692         $   343      $    11


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund




NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited




no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded and (f) by appraising all other securities and other assets, including foreign currency options and securities for which no market quotations are available, at fair value, in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on

MainStay International Equity Fund




forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2002:

             CURRENCY                        COST        VALUE
-----------------------------------       ----------   ----------
Danish Krone          DK         57       $        7   $        8
Euro                  E   2,220,024        2,161,918    2,202,464
Pounds Sterling       L     261,103          391,212      398,000
Swedish Krona         SK         72                7            8
Swiss Francs          CF    727,911          472,455      489,088
                                          ----------   ----------
                                          $3,025,599   $3,089,568
                                          ==========   ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with

MainStay International Equity Fund




the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Manager earned $393,693.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,349 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $14,999, $31,370 and $2,262, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $252,799.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, NYLIFE Distributors held shares of Class A with net values of $6,780,945. This represents 21.6% of net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $881 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,757 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $9,928,665 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected to treat for federal income tax purposes approximately $29,784 of qualifying realized foreign exchange gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $31,526 and $31,821, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

MainStay International Equity Fund




NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     Six months ended                 Year ended
                                                      June 30, 2002*               December 31, 2001
                                               ----------------------------   ---------------------------
                                               Class A   Class B   Class C    Class A   Class B   Class C
                                               -------   -------   --------   -------   -------   -------
Shares sold..................................   4,523      358        235      15,785    1,653       978
Shares issued in reinvestment of dividends
  and distributions..........................      --       --         --          41       45         0(a)
                                               ------     ----       ----     -------   ------    ------
                                                4,523      358        235      15,826    1,698       978
Shares redeemed..............................  (4,078)    (507)      (197)    (15,739)  (2,415)   (1,001)
                                               ------     ----       ----     -------   ------    ------
Net increase (decrease)......................     445     (149)        38          87     (717)      (23)
                                               ======     ====       ====     =======   ======    ======

-------

 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSIE10- 08/02
                                                                 10

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Mid Cap
                                                              Growth Fund versus Russell 2500 Growth
                                                              Index, S&P MidCap 400 Index, and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Mid Cap Growth Fund versus Russell 2500(TM) Growth Index, S&P MidCap 400(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -21.25%, Since Inception -19.15% [CLASS A SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
PERIOD END                                  GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
-----------                               ----------------     -------------------       --------------       ------------------
1/2/01                                      $ 9,450.00             $ 10,000.00            $  10,000.00          $  10,000.00
12/01                                         7,796.00                8,917.00                9,939.00             10,155.00
6/02                                          7,277.00                7,215.00                9,623.00             10,292.00

CLASS B SHARES Total Returns: 1 Year -21.33%, Since Inception -18.93% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400
PERIOD END                                  GROWTH FUND              INDEX(1)               INDEX(2)          INFLATION (CPI)(3)
-----------                               ----------------     -------------------       --------------       ------------------
1/2/01                                      $ 10,000.00             $ 10,000.00           $ 10,000.00            $ 10,000.00
12/01                                          8,180.00                8,917.00              9,939.00              10,155.00
6/02                                           7,306.00                7,215.00              9,623.00              10,292.00

CLASS C SHARES Total Returns: 1 Year -18.02%, Since Inception -16.69% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                 MAINSTAY MID
                                  CAP GROWTH         RUSSELL 2500       S&P MIDCAP 400
PERIOD END                           FUND           GROWTH INDEX(1)        INDEX(2)        INFLATION (CPI)(3)
-----------                      ------------       ---------------     --------------     ------------------
1/2/01                           $ 10,000.00          $ 10,000.00         $ 10,000.00           $ 10,000.00
12/01                               8,180.00             8,917.00            9,939.00             10,155.00
6/02                                7,610.00             7,215.00            9,623.00             10,292.00

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 4%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The S&P MidCap 400(R) Index is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation and is generally considered representative of the market for domestic midcap stocks. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity market continued to encounter stiff headwinds during the first half of 2002, with volatility escalating to record levels. While the fundamental underpinnings of the stock market showed definite signs of improvement during the first half of the year, investor sentiment continued to be driven by news of accounting irregularities, corporate scandals, terrorist threats at home, unresolved Middle East conflicts, and escalating tensions between nuclear rivals India and Pakistan. A weakening U.S. dollar and a number of profit warnings--most notably among technology and telecom companies--added to the sense of concern on Wall Street.

Despite these setbacks for the stock market, consumer spending remained vibrant and a positive swing in inventory investment helped real gross domestic product gain a surprisingly strong 5.0% in the first quarter of 2002. The economic upturn showed signs of broadening into the moribund manufacturing sector. The Institute for Supply Management's Index, which tracks orders, production, and employment among manufacturing firms, continued to strengthen during the first six months of 2002, reaching its highest level in more than two years. Significantly, the solid first-quarter growth in GDP was accompanied by continued low interest rates and benign inflation, without the need for Federal Reserve intervention.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Mid Cap Growth Fund Class A shares returned -6.67% and Class B and Class C shares both returned -6.97%, excluding all sales charges. All share classes outperformed the -16.68% return for the average Lipper(1) mid-cap growth fund over the same period. All share classes outperformed the -19.09% return of the Russell 2500(TM) Growth Index(2) for the first six months of 2002, but underperformed the S&P MidCap 400(R) Index,(3) which returned -3.21%.

Careful stock selection, somewhat defensive positioning, and prompt sales of positions with weakening fundamentals helped the Fund outperform its Lipper peers during the reporting period.

HEALTH CARE STOCKS

Many of the Fund's best-performing stocks during the first half of 2002 were in the health care sector. The health care industry enjoys a reputation for being a

-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Russell 2500 Index.
(3) See footnote on page 5 for more information about the S&P MidCap 400 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[BAR GRAPH]

PERIOD END               TOTAL RETURN %
-----------              ----------------
12/01                    - 17.50 Class A
06/02                    -  6.67 Class A
12/01                    - 18.20 Class B and Class C
06/02                    -  6.97 Class B and Class C

Past performance is no guarantee of future results. See footnote 1 on page 10 for more information on performance.

potential "safe haven" in uncertain markets, and its rapid and highly visible earnings growth attracted investor attention during the reporting period.

The Fund benefited from investments in managed-care concerns Anthem, Trigon Healthcare, Oxford Health Plans, and WellPoint Health Networks. Positive enrollment trends, better pricing, and cost controls bolstered financial results at these companies and drove their stock prices up at double-digit rates for the six-month reporting period. Hospital operators Triad Hospitals and Province Healthcare made positive contributions to the Fund's performance, as did laboratory-testing companies Quest Diagnostics and Laboratory Corporation of America.

The shares of Biomet, St. Jude Medical, King Pharmaceuticals, and Pediatrix Medical Group declined in value and were sold during the reporting period to put the Fund's assets to more productive use. The Fund established new positions in Ocular Sciences and Cerner, with mixed results over their first weeks in the portfolio.

CONSUMER CYCLICALS

Another sector that helped the Fund outperform its Lipper peers during the first six months of 2002 was consumer cyclicals. As consumer confidence and spending rebounded in the wake of September 11, 2001, the Fund benefited from its investments in specialty retailers Dillard's, Chico's FAS, and Group 1 Automotive, all of which recorded substantial advances during the first six months of the year. The Fund also had positive results from homebuilding concerns Meritage, M.D.C. Holdings, and Lennar, each of which gained more than 30% for the six months ended June 30, 2002.

Fortunately, the strong showing by retailers and homebuilders more than offset weaknesses in other consumer-related stocks, such as gaming heavyweight Inter-national Game Technology and electronics retailer Circuit City Stores--Circuit City Group.

FINANCIAL AND TECHNOLOGY HOLDINGS

The Fund's financial stocks turned in a mixed performance over the six-month reporting period, with insurance broker Willis Group and New York-based savings and loan operators Roslyn Bancorp and New York Community Bancorp all logging double-digit positive returns. On the negative side, the Fund's positions in AmeriCredit, Raymond James Financial, and SEI Investments suffered major declines. Fortunately, the Fund managed to sell these declining positions before the stocks suffered even steeper losses.

Technology stocks, which have been widely maligned in recent years, turned in the worst performance during the first half of 2002. Notable detractors included Manugistics Group, Lattice Semiconductor, Advent Software, and Cabot Micro-electronics. We sold each of these positions before they inflicted severe damage to the portfolio. To its credit, the Fund was underweighted in technology stocks relative to its primary benchmark, the Russell 2500 Growth Index. This positioning helped to limit the negative impact technology holdings had on the Fund's performance.

SECTOR WEIGHTINGS

We made a number of changes to position the Fund more defensively as market jitters increased. We trimmed the Fund's weighting in the technology sector, where business fundamentals continued to deteriorate, and increased exposure to the health care sector and consumer-related stocks.

As of June 30, 2002, the Fund was underweighted in technology, relative to the Russell 2500 Growth Index. At the same time, the Fund was about market-weighted in health care (with an emphasis on services), and significantly over-weighted in consumer cyclicals, such as retailers and homebuilders.

LOOKING AHEAD

Going forward, we believe the investment climate for growth stocks in general-- and mid-cap growth stocks in particular--will tend to be positive, though vola-tile. For the near-term, we think that geopolitical concerns and Wall Street's credibility gap may have a major impact on investor sentiment and trading activity. Over the longer term, however, we believe that fundamental factors, such as corporate profits, interest rates, and inflation, are more likely to influence the course of the stock market. We view these fundamental market underpinnings as good or improving.

Against this backdrop, individual security selection will continue to be the key to the Fund's relative performance. We remain optimistic about the outlook for mid-cap growth companies with bright prospects for current and future growth, particularly among companies whose relative valuations still look reasonably attractive. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 6/30/02
Class A               -16.67%       -16.03%
Class B               -17.19%       -16.69%
Class C               -17.19%       -16.69%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 6/30/02
Class A               -21.25%       -19.15%
Class B               -21.33%       -18.93%
Class C               -18.02%       -16.69%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 6/30/02
Class A                95 out of       105 out of
                      497 funds        469 funds
Class B               100 out of       117 out of
                      497 funds        469 funds
Class C               100 out of       117 out of
                      497 funds        469 funds

Average Lipper
mid-cap growth fund   -25.16%          -24.46%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A        $7.70       $0.0000      $0.0000
    Class B        $7.61       $0.0000      $0.0000
    Class C        $7.61       $0.0000      $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.1%)+

AEROSPACE & DEFENSE (4.1%)
Alliant Techsystems Inc. (a)....     9,650       $   615,670
L-3 Communications Holdings,
 Inc. (a).......................    13,200           712,800
                                                 -----------
                                                   1,328,470
                                                 -----------
AIRLINES (0.8%)
JetBlue Airways Corp. (a).......     5,900           268,804
                                                 -----------

BANKS (5.0%)
New York Community Bancorp,
 Inc............................    16,200           439,020
Roslyn Bancorp, Inc.............    28,000           611,240
Synovus Financial Corp..........    15,750           433,440
UCBH Holdings, Inc..............     4,500           171,045
                                                 -----------
                                                   1,654,745
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
BISYS Group, Inc. (The) (a).....     9,100           303,030
Fiserv, Inc. (a)................    10,500           385,455
Stericycle, Inc. (a)............     4,500           159,345
                                                 -----------
                                                     847,830
                                                 -----------
DIVERSIFIED FINANCIALS (2.4%)
Affiliated Managers Group, Inc.
 (a)............................    12,600           774,900
                                                 -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
InVision Technologies, Inc.
 (a)............................     8,800           211,464
Tech Data Corp (a)..............     9,600           363,360
                                                 -----------
                                                     574,824
                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
CTI Molecular Imaging, Inc.
 (a)............................     6,100           139,934
Ocular Sciences, Inc. (a).......    16,000           424,000
                                                 -----------
                                                     563,934
                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (25.8%)
AdvancePCS (a)..................    20,000           478,800
AmerisourceBergen Corp..........     8,350           634,600
Anthem, Inc. (a)................    10,300           692,366
Henry Schein, Inc. (a)..........     8,500           378,250
Laboratory Corp. of America
 Holdings (a)...................    20,800           949,520
Oxford Health Plans, Inc. (a)...    20,700           961,722
Province Healthcare Co. (a).....    32,700           731,172
Quest Diagnostics Inc. (a)......    11,200           963,760
Triad Hospitals, Inc. (a).......    19,000           811,680
Trigon Healthcare, Inc. (a).....     5,200           523,016
Universal Health Services, Inc.
 Class B (a)....................    13,500           661,500
WellPoint Health Networks Inc.
 (a)............................     9,000           700,290
                                                 -----------
                                                   8,486,676
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
HOTELS, RESTAURANTS & LEISURE (6.7%)
Brinker International, Inc.
 (a)............................    14,100       $   447,675
CBRL Group, Inc.................    15,000           457,800

Harrah's Entertainment, Inc.
 (a)............................     7,200           319,320
Penn National Gaming, Inc.
 (a)............................    15,200           275,880
Yum! Brands, Inc. (a)...........    23,400           684,450
                                                 -----------
                                                   2,185,125
                                                 -----------
HOUSEHOLD DURABLES (14.8%)
D.R. Horton, Inc................    26,950           701,509
KB Home.........................    13,300           685,083
Lennar Corp.....................    12,500           765,000
M.D.C. Holdings, Inc............    14,500           754,000
Meritage Corp. (a)..............    21,100           953,720
Toro Co. (The)..................    11,150           639,341
WCI Communities, Inc. (a).......    13,000           376,350
                                                 -----------
                                                   4,875,003
                                                 -----------
INSURANCE (2.3%)
PMI Group, Inc. (The)...........    11,000           420,200
Willis Group Holdings Ltd.
 (a)............................    10,550           347,200
                                                 -----------
                                                     767,400
                                                 -----------
IT CONSULTING & SERVICES (1.9%)
Affiliated Computer Services,
 Inc.
 Class A (a)....................     9,400           446,312
Manhattan Associates, Inc.
 (a)............................     5,900           189,744
                                                 -----------
                                                     636,056
                                                 -----------
MACHINERY (2.2%)
Flowserve Corp. (a).............    11,000           327,800
Manitowoc Co., Inc. (The).......     6,000           212,700
SPX Corp. (a)...................     1,500           176,250
                                                 -----------
                                                     716,750
                                                 -----------
MULTILINE RETAIL (2.5%)
Dillard's, Inc.
 Class A........................    19,700           517,913
Family Dollar Stores, Inc.......     9,000           317,250
                                                 -----------
                                                     835,163
                                                 -----------
PHARMACEUTICALS (1.4%)
Allergan, Inc...................     7,000           467,250
                                                 -----------

REAL ESTATE (0.9%)
St. Joe Co. (The)...............    10,000           300,200
                                                 -----------

ROAD & RAIL (0.5%)
Werner Enterprises, Inc.........     7,500           159,825
                                                 -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.0%)
Lam Research Corp. (a)..........     8,500           152,830
LSI Logic Corp. (a).............    19,300           168,875
Rudolph Technologies, Inc.
 (a)............................    10,500           261,765

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund




                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)

SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Semtech Corp. (a)...............     8,500       $   226,950
Teradyne, Inc. (a)..............     8,000           188,000
                                                 -----------
                                                     998,420
                                                 -----------
SOFTWARE (0.7%)
Cerner Corp. (a)................     4,800           229,584
                                                 -----------
SPECIALTY RETAIL (15.2%)
Abercrombie & Fitch Co.
 Class A (a)....................    11,800           284,616
Advance Auto Parts, Inc. (a)....    10,200           556,002
AutoZone, Inc. (a)..............     6,400           494,720
Chico's FAS, Inc. (a)...........    16,350           593,832
Circuit City Stores-Circuit City
 Group..........................     5,800           108,750
Group 1 Automotive, Inc. (a)....    15,000           567,450
Michaels Stores, Inc. (a).......    20,300           791,700
Pier 1 Imports, Inc.............    19,600           406,700
Sonic Automotive, Inc. (a)......    27,100           697,825
Too, Inc. (a)...................     5,700           175,560
Williams-Sonoma, Inc. (a).......    10,000           306,600
                                                 -----------
                                                   4,983,755
                                                 -----------
TEXTILES, APPAREL & LUXURY GOODS (2.8%)
Coach, Inc. (a).................     8,000           439,200
Liz Claiborne, Inc..............    15,000           477,000
                                                 -----------
                                                     916,200
                                                 -----------
Total Common Stocks
 (Cost $30,578,047).............                  32,570,914
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENTS (1.3%)

COMMERCIAL PAPER (0.9%)
UBS Finance Delaware LLC
 2.00%, due 7/1/02..............  $280,000           279,969
                                                 -----------
Total Commercial Paper
 (Cost $279,969)................                     279,969
                                                 -----------
                                   SHARES           VALUE
                                  --------------------------
INVESTMENT COMPANY (0.4%)
Merrill Lynch Premier
 Institutional Fund.............   143,898       $   143,898
                                                 -----------
Total Investment Company
 (Cost $143,898)................                     143,898
                                                 -----------
Total Short-Term Investments
 (Cost $423,867)................                     423,867
                                                 -----------
Total Investments
 (Cost $31,001,914) (b).........     100.4%       32,994,781(c)
Liabilities in Excess of
 Cash and Other Assets..........      (0.4)         (137,534)
                                  --------       -----------
Net Assets......................     100.0%      $32,857,247
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $31,334,583.
(c) At June 30, 2002, net unrealized appreciation was $1,660,198, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,381,561 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,721,363.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $31,001,914)..............................................       $32,994,781
Cash........................................................           218,951
Receivables:
  Fund shares sold..........................................           104,497
  Dividends and interest....................................             6,057
Other assets................................................             9,020
                                                                   -----------
        Total assets........................................        33,333,306
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           279,953
  Fund shares redeemed......................................           113,474
  Transfer agent............................................            16,346
  Manager...................................................            13,817
  Shareholder communication.................................            13,008
  NYLIFE Distributors.......................................            11,739
  Custodian.................................................             4,291
  Trustees..................................................               164
Accrued expenses............................................            23,267
                                                                   -----------
        Total liabilities...................................           476,059
                                                                   -----------
Net assets..................................................       $32,857,247
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    30,579
  Class B...................................................            11,033
  Class C...................................................             1,185
Additional paid-in capital..................................        39,993,254
Accumulated net investment loss.............................          (219,071)
Accumulated net realized loss on investments................        (8,952,600)
Net unrealized appreciation on investments..................         1,992,867
                                                                   -----------
Net assets..................................................       $32,857,247
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,558,073
                                                                   ===========
Shares of beneficial interest outstanding...................         3,057,942
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.70
Maximum sales charge (5.50% of offering price)..............              0.45
                                                                   -----------
Maximum offering price per share outstanding................       $      8.15
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,397,281
                                                                   ===========
Shares of beneficial interest outstanding...................         1,103,325
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.61
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   901,893
                                                                   ===========
Shares of beneficial interest outstanding...................           118,500
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.61
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    39,717
  Interest..................................................        2,049
                                                              -----------
    Total income............................................       41,766
                                                              -----------
Expenses:
  Manager...................................................      116,724
  Transfer agent............................................       51,983
  Service--Class A..........................................       29,779
  Service--Class B..........................................        8,481
  Service--Class C..........................................          648
  Distribution--Class B.....................................       25,444
  Distribution--Class C.....................................        1,945
  Professional..............................................       11,256
  Registration..............................................        8,003
  Recordkeeping.............................................        6,824
  Shareholder communication.................................        6,789
  Custodian.................................................        6,753
  Pricing service...........................................        3,441
  Trustees..................................................          562
  Miscellaneous.............................................        8,517
                                                              -----------
    Total expenses before reimbursement.....................      287,149
Expense reimbursement by Manager and Subadvisor.............      (26,312)
                                                              -----------
    Net expenses............................................      260,837
                                                              -----------
Net investment loss.........................................     (219,071)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (2,257,102)
Net change in unrealized appreciation on investments........      152,100
                                                              -----------
Net realized and unrealized loss on investments.............   (2,105,002)
                                                              -----------
Net decrease in net assets resulting from operations........  $(2,324,073)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002*           2001
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (219,071)   $  (294,173)
  Net realized loss on investments..........................   (2,257,102)    (6,695,498)
  Net change in unrealized appreciation on investments......      152,100      1,840,767
                                                              -----------    -----------
  Net decrease in net assets resulting from operations......   (2,324,073)    (5,148,904)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,756,003     28,574,669
    Class B.................................................    4,530,462      6,368,736
    Class C.................................................      724,195        358,382
  Cost of shares redeemed:
    Class A.................................................     (486,490)      (949,395)
    Class B.................................................     (844,109)      (628,342)
    Class C.................................................      (21,244)       (52,643)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    6,658,817     33,671,407
                                                              -----------    -----------
      Net increase in net assets............................    4,334,744     28,522,503
NET ASSETS:
Beginning of period.........................................   28,522,503             --
                                                              -----------    -----------
End of period...............................................  $32,857,247    $28,522,503
                                                              ===========    ===========
Accumulated net investment loss at end of period............  $  (219,071)   $        --
                                                              ===========    ===========

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                        Class A
                                                              ---------------------------
                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002+           2001
                                                              ------------   ------------
Net asset value at beginning of period......................    $  8.25        $ 10.00
                                                                -------        -------
Net investment loss (a).....................................      (0.05)         (0.09)
Net realized and unrealized loss on investments.............      (0.50)         (1.66)
                                                                -------        -------
Total from investment operations............................      (0.55)         (1.75)
                                                                -------        -------
Net asset value at end of period............................    $  7.70        $  8.25
                                                                =======        =======
Total investment return (b).................................      (6.67%)       (17.50%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.....................................      (1.23%)++      (1.01%)
    Net expenses............................................       1.50%++        1.50%
    Expenses (before reimbursement).........................       1.67%++        1.87%
Portfolio turnover rate.....................................        113%           127%
Net assets at end of period (in 000's)......................    $23,558        $22,965

-------

 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

              Class B                       Class C
    ---------------------------   ---------------------------
     Six months                    Six months
       ended        Year ended       ended        Year ended
      June 30,     December 31,     June 30,     December 31,
       2002+           2001          2002+           2001
    ------------   ------------   ------------   ------------
      $  8.18        $ 10.00        $  8.18        $ 10.00
      -------        -------        -------        -------
        (0.07)         (0.14)         (0.07)         (0.14)
        (0.50)         (1.68)         (0.50)         (1.68)
      -------        -------        -------        -------
        (0.57)         (1.82)         (0.57)         (1.82)
      -------        -------        -------        -------
      $  7.61        $  8.18        $  7.61        $  8.18
      =======        =======        =======        =======
        (6.97%)       (18.20%)        (6.97%)       (18.20%)
        (1.98%)++      (1.76%)        (1.98%)++      (1.76%)
         2.25%++        2.25%          2.25%++        2.25%
         2.42%++        2.62%          2.42%++        2.62%
          113%           127%           113%           127%
      $ 8,397        $ 5,299        $   902        $   258

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange,

Notes to Financial Statements unaudited



including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses

MainStay Mid Cap Growth Fund




can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $116,724 and reimbursed the Fund $26,312.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and

Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $340 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $50, $4,633 and $27, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2002 amounted to $51,983.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A with a net asset value of $19,250,000 which represents 81.7% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $353 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,824 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $484,928 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal

MainStay Mid Cap Growth Fund




income tax purposes, capital loss carryforwards of $5,877,901 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $42,074 and $35,505, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2002*               DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    335       561       90       2,892      724       38
Shares redeemed.............................    (60)     (105)      (3)       (109)     (76)      (7)
                                                ---      ----       --       -----      ---       --
Net increase................................    275       456       87       2,783      648       31
                                                ===      ====       ==       =====      ===       ==

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSMG10-08/02
                                                                 11

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Mid Cap Growth Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              Portfolio Management Discussion and Analysis     3
                                                              Yields and Lipper Rankings as of 6/30/02         5
                                                              Portfolio of Investments                         6
                                                              Financial Statements                             9
                                                              Notes to Financial Statements                   14
                                                              The MainStay(R) Funds                           18

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

Portfolio Management Discussion and Analysis

Real gross domestic product grew at a 5.0% annualized rate in the first quarter of 2002. Through the first half of the year, low mortgage rates helped the housing market remain strong. Consumers borrowed against increased equity in their homes to maintain spending levels and lower tax rates supported personal income growth despite rising unemployment.

Early in the year, anticipation that the Federal Reserve would tighten interest rates caused money-market yields to rise sharply. The yield on the two-year Treasury note rose from 3.05% at year-end 2001 to 3.72% at the beginning of April 2002. As the pace of economic growth slowed in the second quarter of 2002, money-market rates dropped significantly, as a majority of investors pro-jected that the Fed would not begin to tighten interest rates this year. From its April high, the two-year Treasury-note yield fell to 2.83% at the end of June 2002. The Federal Reserve left the targeted federal funds rate unchanged during the first half of 2002, and the Fed shifted to a neutral bias at its meeting on March 19, 2002.

PERFORMANCE REVIEW

For the seven-day period ended June 30, 2002, MainStay Money Market Fund provided a current yield of 1.46% and an effective yield of 1.47% for Class A, Class B, and Class C shares. For the six months ended June 30, 2002, the Fund returned 0.70% for Class A, Class B, and Class C shares,(1) exceeding the 0.56% return of the average Lipper(2) money market fund over the same period. All share classes also outperformed the 0.60% return of the iMoneyNet First Tier Retail Fund Average(3) for the six months ended June 30, 2002.

STRATEGIC POSITIONING

Through the first half of 2002, more than 40% of the Fund's assets were invested in securities issued by the U.S. Treasury and government sponsored entities, such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank. The Fund parti-cularly benefited from its holdings of Treasury Inflation-Protected Securities
(TIPS), since inflation came in higher than expected during the first half of the year.

In selecting investments for the Fund, we focused on buying high-quality instru-ments issued by finance and brokerage companies, industrial issuers, banks, and bank holding companies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities, nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

-------
(1) The current yield more closely reflects the current earnings of the Fund than the total return.


(2) See footnote and table on page 5 for more information about Lipper Inc.


(3) The iMoneyNet First Tier Retail Fund Average includes only nongovernment retail funds that are not holding any second-tier securities. Portfolio holdings of first-tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper. Returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index or average.

At the beginning of the year, we started to reduce the Fund's average maturity, since we felt that the Federal Reserve was near the end of its easing cycle. Over the course of the next four months, we reduced the average maturity of the portfolio from about 80 days to about 50 days. Since then, we have maintained the average maturity between 45 and 50 days. Our strategic positioning helped the Fund early in the year. In May and June, however, the Fund's shorter aver-age maturity hindered performance, as rates declined on anticipation that the Fed would leave the targeted federal funds rate unchanged for some time.

LOOKING AHEAD

The latest report on first-quarter real gross domestic product showed that non-farm productivity rose 8.4%, and after-tax economic profits advanced 1.4%. Spending on equipment and software also rose in the first quarter of 2002, the first such increase since the third quarter of 2000.

Although inventories fell, the rate of decline slowed. Industrial production in-creased five months in a row. As the economic rebound gathers momentum, we believe that corporate profits and capital spending are likely to increase.

Our outlook is somewhat more bearish than the market in general, since we expect the Federal Reserve to begin raising interest rates later this year, once evidence of economic growth becomes stronger. We therefore intend to keep the average maturity of the Fund short. The consensus view--reflected in for-ward rates on money-market instruments--suggests that there's little likelihood of Fed tightening before 2003.

As the market continues to look for sustainable signs of economic recovery, we intend to remain focused on high-quality, liquid investments. Whatever the markets or the economy may bring, the Fund will continue to seek a high a level of current income, while preserving capital and maintaining liquidity.

Claude Athaide
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 6/30/02

   FUND SEC YIELDS(1)

               7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD
    Class A           1.46%                   1.47%
    Class B           1.46%                   1.47%
    Class C           1.46%                   1.47%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/02
    Class A         121 out of   96 out of    n/a               85 out of
                    381 funds    249 funds                     190 funds
    Class B         121 out of   96 out of    62 out of         38 out of
                    381 funds    249 funds    145 funds         82 funds
    Class C         121 out of   n/a          n/a              115 out of
                    381 funds                                  285 funds
    Average Lipper
    money market
    fund            1.76%        4.34%        4.28%            5.18%

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 1.29%. The current yield is based on the 7-day period ending 6/30/02. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (99.7%)+

BANK NOTES (1.2%)
First Union National Bank
 Series 1
 2.16%, due 9/6/02 (b)(c)...  $8,500,000       $  8,502,450
                                               ------------

CERTIFICATES OF DEPOSIT (4.0%)
(Euro Certificates of
 Deposit)
Barclays Bank PLC
 1.81%, due 9/10/02.........   6,000,000          5,999,982
Bayerische Landesbank
 Girozentrale New York
 Series F
 7.10%, due 7/5/02 (c)......   5,000,000          5,002,798
Lloyds Bank PLC New York
 1.79%, due 9/25/02 (c).....   6,000,000          6,000,285
Quebec (Province of)
 7.50%, due 7/15/02 (c).....   6,000,000          6,010,483
UBS AG Stamford CT
 4.01%, due 7/2/02 (c)......   6,000,000          6,000,199
                                               ------------
                                                 29,013,747
                                               ------------
COMMERCIAL PAPER (40.2%)
Abbey National North America
 1.80%, due 8/30/02.........   6,000,000          5,982,000
Abbott Laboratories
 1.74%, due 8/20/02 (a).....   6,000,000          5,985,500
 1.76%, due 7/23/02 (a).....   6,000,000          5,993,547
ABN-AMRO North America
 Finance, Inc.
 1.86%, due 7/8/02..........   6,500,000          6,497,649
American Express Credit
 Corp.
 1.76%, due 8/26/02.........   6,000,000          5,983,573
American General Finance
 Corp.
 1.80%, due 8/19/02.........   5,800,000          5,785,790
 1.81%, due 8/12/02.........   6,000,000          5,987,330
ANZ (DE), Inc.
 1.78%, due 9/5/02..........   6,000,000          5,980,420
 1.79%, due 7/29/02.........   6,000,000          5,991,647
Atlantis One Funding Corp.
 1.79%, due 8/26/02 (a).....   5,000,000          4,986,078
Barclays U.S. Funding Corp.
 1.80%, due 9/4/02..........   6,000,000          5,980,500
Bayerische Hypo-Vereins Bank
 1.79%, due 7/22/02.........   6,000,000          5,993,735
 1.80%, due 7/24/02.........   5,000,000          4,994,250
ChevronTexaco Corp.
 1.75%, due 8/13/02.........   6,000,000          5,987,458
 1.77%,due 7/30/02..........   6,000,000          5,991,445
Deutsche Bank Financial,
 Inc. ......................
 1.98%, due 7/23/02.........   6,000,000          5,992,722

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
FCAR Owner Trust
 1.81%, due 8/27/02.........  $6,000,000       $  5,982,805
General Electric Capital
 Corp.
 2.08%, due 8/15/02.........   6,125,000          6,109,075
 2.10%, due 8/22/02.........   6,000,000          5,981,800
Harvard University
 1.74%, due 9/9/02..........   4,950,000          4,933,253
 1.76%, due 8/12/02.........   6,000,000          5,987,680
ING America Insurance
 Holdings
 1.77%, due 8/5/02..........   6,000,000          5,989,675
 1.81%, due 8/6/02..........   6,000,000          5,989,140
KFW International Finance,
 Inc.
 1.77%, due 8/13/02.........   6,000,000          5,987,315
Merrill Lynch & Co., Inc.
 1.76%, due 10/18/02........   6,000,000          5,968,027
Metlife Funding, Inc.
 1.79%, due 8/20/02.........   6,000,000          5,985,083
Morgan Stanley Dean Witter &
 Co.
 1.76%, due 9/23/02.........   6,000,000          5,975,360
 1.79%, due 7/9/02..........   6,000,000          5,997,613
Nationwide Building Society
 1.93%, due 8/9/02..........   7,300,000          7,284,737
Nestle Capital Corp.
 1.75%, due 8/5/02-9/24/02
 (a)........................  10,400,000         10,371,611
Prudential Funding LLC
 1.76%, due 7/19/02.........   6,000,000          5,994,720
 1.77%, due 8/30/02 (a).....   6,000,000          5,982,300
Prudential PLC
 1.80%, due 7/26/02 (a).....   4,550,000          4,544,313
Quebec (Province of)
 1.74%, due 7/25/02.........   6,000,000          5,993,040
Rio Tinto America, Inc.
 1.77%, due 9/17/02 (a).....   6,000,000          5,976,990
 1.80%, due 8/21/02 (a).....   6,000,000          5,984,700
Santander Hispano Finance
 1.86%, due 9/12/02.........   6,000,000          5,977,370
Shell Finance (U.K.) PLC
 1.77%, due 8/29/02.........   6,000,000          5,982,595
 1.80%, due 8/2/02..........   5,000,000          4,992,000
Societe Generale N.A., Inc.
 1.80%, due 9/30/02.........   6,000,000          5,972,700
 1.85%, due 8/16/02.........   6,000,000          5,985,817
Svenska Handelsbanken AB
 1.78%, due 7/10/02.........   6,000,000          5,997,330
 1.79%, due 8/6/02..........   6,000,000          5,989,260
 1.82%, due 7/18/02.........   5,200,000          5,195,531
Swiss Re Financial Products
 1.77%, due 8/23/02.........   5,000,000          4,986,971
 1.78%, due 8/14/02.........   6,000,000          5,986,947
Finance Delaware LLC
 1.76%, due 8/6/02..........   5,400,000          5,390,496
Unicredit Delaware Inc.
 1.77%, due 9/23/02.........   5,000,000          4,979,350

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
United Parcel Service, Inc.
 1.74%, due 9/5/02..........  $6,000,000       $  5,980,860
                                               ------------
                                                290,550,108
                                               ------------
CORPORATE BONDS (4.4%)
Bank of America Corp.
 7.75%, due 7/15/02 (c).....   4,650,000          4,659,649
First Union Corp.
 2.13%, due 3/31/03
 (b)(c).....................   5,000,000          5,010,315
General Electric Capital Co.
 1.87%, due 7/9/03 (b)(c)...   6,000,000          6,000,000
Permanent Financing PLC
 Series 1 Class 1A
 1.82%, due 6/10/03
 (b)(c).....................   6,000,000          6,000,000
SBC Communications Inc.
 1.86%, due 3/14/03
 (a)(b)(c)..................   3,000,000          3,000,000
Wells Fargo & Co.
 6.50%, due 9/3/02 (c)......   7,000,000          7,053,016
                                               ------------
                                                 31,722,980
                                               ------------
MORTGAGE-BACKED SECURITY (1.2%)
COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.2%)
Holmes Financing PLC
 Series 5 Class 1A
 1.85%, due 10/15/02
 (b)(c).....................   9,000,000          9,000,000
                                               ------------

MEDIUM TERM NOTES (4.4%)
American Express Credit
 Corp.
 Series B
 1.83%, due 4/8/03 (b)(c)...   6,000,000          6,000,000
Ford Credit Auto Owner Trust
 Series 2002-B Class 1A
 2.01%, due 3/17/03
 (b)(c).....................   2,933,851          2,933,851
Goldman Sachs Group, Inc.
 Series B
 2.08%, due 8/21/02
 (b)(c).....................   6,000,000          6,001,751
Merrill Lynch & Co., Inc.
 Series B
 2.01%, due 8/15/02
 (b)(c).....................   6,000,000          6,001,382
Salomon Smith Barney
 Holdings, Inc.
 Series I
 1.97%, due 9/20/02
 (b)(c).....................   6,000,000          6,001,796
 2.06%, due 8/7/02 (b)(c)...   4,500,000          4,500,913
                                               ------------
                                                 31,439,693
                                               ------------

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (40.8%)
Federal Home Loan Bank
 (Discount Notes)
 1.70%, due 9/16/02.........  $6,000,000       $  5,978,183
 1.73%, due 9/11/02.........   6,000,000          5,979,240
 1.74%, due 9/13/02.........  13,670,000         13,609,936
 1.76%, due 8/7/02..........   6,000,000          5,989,147
Federal National Mortgage
 Association (Discount
 Notes)
 1.75%, due
 8/14/02-8/28/02............  28,850,000         28,762,490
 1.76%, due
 7/17/02-8/14/02............  19,400,000         19,374,542
 1.77%, due 7/31/02.........  13,600,000         13,580,050
 1.88%, due 8/23/02.........   5,000,000          4,986,161
 1.91%, due 8/29/02.........   6,000,000          5,981,218
Freddie Mac (Discount Notes)
 1.71%, due 7/3/02..........  12,000,000         11,998,860
 1.72%, due
 7/29/02-8/21/02............  10,500,000         10,481,008
 1.73%, due 10/23/02........   6,000,000          5,967,130
 1.74%, due
 8/30/02-9/5/02.............   9,484,000          9,454,597
 1.75%, due
 9/11/02-9/30/02............  23,200,000         23,105,131
 1.76%, due 8/1/02-8/8/02...  19,600,000         19,566,188
 1.77%, due 7/25/02.........   6,000,000          5,992,920
 1.84%, due 7/1/02..........   4,977,000          4,977,000
 2.39%, due 8/15/02.........   4,100,000          4,087,751
International Bank for
 Reconstruction &
 Development
 (Discount Notes)
 1.75%, due 8/22/02.........   6,000,000          5,984,833
 1.74%, due 7/8/02..........   6,000,000          5,997,970
United States Treasury Bill
 1.64%, due
 10/10/02-10/17/02..........  12,700,000         12,639,652
 1.66%, due 10/24/02........   6,000,000          5,968,183
 1.67%, due 10/3/02.........   6,000,000          5,973,837
 1.68%, due 9/26/02.........  10,000,000          9,959,400
 1.70%, due
 9/12/02-9/19/02............  13,250,000         13,202,408
 1.74%, due 8/22/02.........   7,500,000          7,481,150
United States Treasury Note
 3.63%, due 7/15/02
 (c)(d).....................  24,700,000         27,732,597
                                               ------------
                                                294,811,582
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                                                AMORTIZED
                                SHARES             COST
                              -----------------------------
INVESTMENT COMPANY (3.5%)
Merrill Lynch Premier
 Institutional Fund.........  25,628,963       $ 25,628,963
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $720,669,523) (e)..........        99.7%       720,669,523
Cash and Other Assets,
 Less Liabilities...........         0.3          1,939,250
                                   ------      ------------
Net Assets..................       100.0%      $722,608,773
                                   ======      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2002.
(c)  Coupon interest bearing security.
(d)  Treasury Inflation-Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(e)  The cost stated also represents the aggregate cost for
     federal income tax purposes.

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                  AMORTIZED
                                     COST       PERCENT+
                                 -----------------------
INDUSTRY DIVERSIFICATION
Auto Leases....................  $ 2,933,851       0.4%
Banks #........................  193,369,869      26.8
Brokerage......................    5,968,027       0.8
Commercial Services
 Specialized...................    5,980,860       0.8
Conglomerates..................   12,090,875       1.7
Consumer Financial Services....   16,957,491       2.3
Diversified Financial
 Services......................    6,000,000       0.8
Education......................   10,920,933       1.5
Foreign Government.............   12,003,523       1.7
Health Care-Medical Products...   11,979,046       1.7
Insurance......................   17,767,840       2.5
Insurance-Life & Health........   10,526,613       1.5
Investment Bank/Brokerage......   34,478,815       4.7
Investment Company.............   25,628,963       3.5
Metals-Miscellaneous...........   11,961,690       1.7
Oil-Integrated Domestic........   11,978,903       1.7
Special Purpose Finance........   44,293,444       6.1
Telephone......................    3,000,000       0.4
U.S. Government & Federal
 Agencies......................  282,828,780      39.1
                                 ------------    -----
                                 720,669,523      99.7
Cash and Other Assets, Less
 Liabilities...................    1,939,250       0.3
                                 ------------    -----
Net Assets.....................  $722,608,773    100.0%
                                 ============    =====

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (amortized cost
  $720,669,523).............................................       $720,669,523
Cash........................................................             24,586
Receivables:
  Fund shares sold..........................................          9,094,326
  Investment securities sold................................          6,688,252
  Interest..................................................          1,528,317
Other assets................................................             47,262
                                                                   ------------
        Total assets........................................        738,052,266
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          7,577,464
  Fund shares redeemed......................................          6,239,868
  Transfer agent............................................            357,311
  Manager...................................................            174,061
  Custodian.................................................              5,494
  Trustees..................................................              5,044
Accrued expenses............................................            115,758
Dividend payable............................................            968,493
                                                                   ------------
        Total liabilities...................................         15,443,493
                                                                   ------------
Net assets..................................................       $722,608,773
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  2,717,827
  Class B...................................................          4,301,350
  Class C...................................................            206,702
Additional paid-in capital..................................        715,369,206
Accumulated net realized gain on investments................             13,688
                                                                   ------------
Net assets..................................................       $722,608,773
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $271,792,134
                                                                   ============
Shares of beneficial interest outstanding...................        271,782,689
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $430,145,826
                                                                   ============
Shares of beneficial interest outstanding...................        430,135,023
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 20,670,813
                                                                   ============
Shares of beneficial interest outstanding...................         20,670,228
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 6,823,619
                                                              -----------
Expenses:
  Manager...................................................    1,533,447
  Transfer agent............................................    1,187,946
  Shareholder communication.................................       78,732
  Recordkeeping.............................................       45,652
  Professional..............................................       37,522
  Custodian.................................................       32,369
  Registration..............................................       24,561
  Trustees..................................................       10,208
  Miscellaneous.............................................       17,502
                                                              -----------
    Total expenses before reimbursement.....................    2,967,939
Expense reimbursement from Manager and Subadvisor...........     (696,541)
                                                              -----------
    Net expenses............................................    2,271,398
                                                              -----------
Net investment income.......................................    4,552,221
                                                              -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................       22,569
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,574,790
                                                              ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2002*        2001
                                                              --------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   4,552,221    $   23,132,850
  Net realized gain (loss) on investments...................         22,569               (14)
                                                              -------------    --------------
  Net increase in net assets resulting from operations......      4,574,790        23,132,836
                                                              -------------    --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (1,556,189)       (7,106,029)
    Class B.................................................     (2,899,426)      (15,519,568)
    Class C.................................................        (96,606)         (507,253)
                                                              -------------    --------------
      Total dividends to shareholders.......................     (4,552,221)      (23,132,850)
                                                              -------------    --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    476,538,419       669,255,386
    Class B.................................................    204,937,025       526,962,473
    Class C.................................................     29,899,452        52,469,443
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      1,155,119         6,526,092
    Class B.................................................      2,282,022        14,595,365
    Class C.................................................         61,531           440,601
                                                              -------------    --------------
                                                                714,873,568     1,270,249,360
  Cost of shares redeemed:
    Class A.................................................   (429,716,270)     (619,694,701)
    Class B.................................................   (217,013,749)     (509,906,388)
    Class C.................................................    (25,996,676)      (45,567,603)
                                                              -------------    --------------
      Increase in net assets derived from capital share
       transactions.........................................     42,146,873        95,080,668
                                                              -------------    --------------
      Net increase in net assets............................     42,169,442        95,080,654
NET ASSETS:
Beginning of period.........................................  $ 680,439,331    $  585,358,677
                                                              -------------    --------------
End of period...............................................  $ 722,608,773    $  680,439,331
                                                              =============    ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 -------------------------------------------------------------------------------
                                                 Six months                                Year ended
                                                   ended                                  December 31,
                                                  June 30,       ---------------------------------------------------------------
                                                   2002+           2001          2000          1999          1998         1997
                                                 ----------      --------      --------      --------      --------      -------
Net asset value at beginning of period.....       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
                                                  --------       --------      --------      --------      --------      -------
Net investment income......................           0.01           0.04          0.06          0.05          0.05         0.05
                                                  --------       --------      --------      --------      --------      -------
Less dividends from net investment
 income....................................          (0.01)         (0.04)        (0.06)        (0.05)        (0.05)       (0.05)
                                                  --------       --------      --------      --------      --------      -------
Net asset value at end of period...........       $   1.00       $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
                                                  ========       ========      ========      ========      ========      =======
Total investment return (a)................           0.70%          3.72%         5.87%         4.65%         5.01%        5.08%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...................           1.40%++        3.59%         5.71%         4.56%         4.90%        4.97%
   Net expenses............................           0.70%++        0.70%         0.70%         0.70%         0.70%        0.70%
   Expenses (before reimbursement).........           0.91%++        0.90%         0.89%         0.85%         0.93%        0.95%
Net assets at end of period (in 000's).....       $271,792       $223,807      $167,720      $189,336      $149,751      $80,925

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                       Class C
    -----------------------------------------------------------------   -----------------------------------------------------
    Six months                        Year ended                        Six months          Year ended           September 1*
      ended                          December 31,                         ended            December 31,            through
     June 30,    ----------------------------------------------------    June 30,    -------------------------   December 31,
      2002+        2001       2000       1999       1998       1997       2002+       2001      2000     1999        1998
    ----------   --------   --------   --------   --------   --------   ----------   -------   ------   ------   ------------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00    $  1.00     $  1.00   $ 1.00   $ 1.00      $ 1.00
     --------    --------   --------   --------   --------   --------    -------     -------   ------   ------      ------
         0.01        0.04       0.06       0.05       0.05       0.05       0.01        0.04     0.06     0.05        0.02
     --------    --------   --------   --------   --------   --------    -------     -------   ------   ------      ------
        (0.01)      (0.04)     (0.06)     (0.05)     (0.05)     (0.05)     (0.01)      (0.04)   (0.06)   (0.05)      (0.02)
     --------    --------   --------   --------   --------   --------    -------     -------   ------   ------      ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00    $  1.00     $  1.00   $ 1.00   $ 1.00      $ 1.00
     ========    ========   ========   ========   ========   ========    =======     =======   ======   ======      ======
         0.70%       3.72%      5.87%      4.65%      5.01%      5.08%      0.70%       3.72%    5.87%    4.65%       1.60%
         1.40%++     3.59%      5.71%      4.56%      4.90%      4.97%      1.40%++     3.59%    5.71%    4.56%       4.90%++
         0.70%++     0.70%      0.70%      0.70%      0.70%      0.70%      0.70%++     0.70%    0.70%    0.70%       0.70%++
         0.91%++     0.90%      0.89%      0.85%      0.93%      0.95%      0.91%++     0.90%    0.89%    0.85%       0.93%++
     $430,146    $439,927   $408,275   $458,391   $424,174   $336,622    $20,671     $16,706   $9,364   $2,154      $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in securities of foreign issuers that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the

Notes to Financial Statements unaudited

shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. All dividends paid during the year ended December 31, 2001 were taxable as ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay Money Market Fund

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Manager earned $1,533,447 and reimbursed the Fund $696,541.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion.

To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 2002, in the amount of $409,224.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $1,187,946.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $6,895 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $45,652 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $8,881 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                            SIX MONTHS ENDED                   YEAR ENDED
                                             JUNE 30, 2002*                 DECEMBER 31, 2001
                                     ------------------------------   -----------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                                     --------   --------   --------   --------   --------   -------
Shares sold........................   476,539    204,937    29,899     669,254    526,957    52,469
Shares issued in reinvestment of
  dividends........................     1,155      2,282        62       6,526     14,595       441
                                     --------   --------   -------    --------   --------   -------
                                      477,694    207,219    29,961     675,780    541,552    52,910
Shares redeemed....................  (429,716)  (217,014)  (25,997)   (619,695)  (509,906)  (45,568)
                                     --------   --------   -------    --------   --------   -------
Net increase (decrease)............    47,978     (9,795)    3,964      56,085     31,646     7,342
                                     ========   ========   =======    ========   ========   =======

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSMM10-08/02
                                                                12

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers Municipal Bond
                                                              Index, a Tax Free Bond Composite Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4

                                                              Portfolio Management Discussion and Analysis     5

                                                              Year-by-Year and Six-Month Performance           6

                                                              Returns and Lipper Rankings as of 6/30/02        9

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            15

                                                              Notes to Financial Statements                   20

                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Tax Free
Bond Fund versus Lehman Brothers(R)
Municipal Bond Index, a Tax Free Bond
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year 0.96%, 5 Years 3.74%, 10 Years 4.74% [TOTAL RETURN LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
PERIOD-END                                   BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               -----------------       ---------------       ------------------     ------------------
6/92                                         $ 9,550.00              $10,000.00              $10,000.00              $10,000.00
6/93                                         $10,605.00              $11,196.00              $11,244.00              $10,300.00
6/94                                         $10,486.00              $11,215.00              $11,234.00              $10,557.00
6/95                                         $11,091.00              $12,204.00              $12,245.00              $10,878.00
6/96                                         $11,696.00              $13,015.00              $13,066.00              $11,185.00
6/97                                         $12,633.00              $14,091.00              $14,151.00              $11,435.00
6/98                                         $13,642.00              $15,310.00              $15,409.00              $11,620.00
6/99                                         $13,654.00              $15,734.00              $15,814.00              $11,849.00
6/00                                         $13,719.00              $16,243.00              $16,315.00              $12,291.00
6/01                                         $15,034.00              $17,866.00              $17,999.00              $12,691.00
6/02                                         $15,894.00              $19,099.00              $19,266.00              $12,827.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 0.45%, 5 Years 4.09%, 10 Years 5.04% Class C Total Returns: 1 Year 4.45%, 5 Years 4.43%, 10 Years 5.04% [TOTAL RETURN LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND         TAX FREE BOND
PERIOD-END                                   BOND FUND               INDEX(1)          COMPOSITE INDEX(2)     INFLATION (CPI)(3)
----------                               -----------------       ---------------       ------------------     ------------------
6/92                                         $10,000.00              $10,000.00              $10,000.00              $10,000.00
6/93                                         $11,105.00              $11,196.00              $11,244.00              $10,300.00
6/94                                         $10,980.00              $11,215.00              $11,234.00              $10,557.00
6/95                                         $11,611.00              $12,204.00              $12,245.00              $10,878.00
6/96                                         $12,217.00              $13,015.00              $13,066.00              $11,185.00
6/97                                         $13,171.00              $14,091.00              $14,151.00              $11,435.00
6/98                                         $14,194.00              $15,310.00              $15,409.00              $11,620.00
6/99                                         $14,171.00              $15,734.00              $15,814.00              $11,849.00
6/00                                         $14,189.00              $16,243.00              $16,315.00              $12,291.00
6/01                                         $15,513.00              $17,866.00              $17,999.00              $12,691.00
6/02                                         $16,358.00              $19,099.00              $19,266.00              $12,827.00

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
   (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results reflect the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(2) The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2002, the U.S. economy saw a number of encouraging developments. Consumer spending remained resilient, the housing market was firm, manufacturing activity strengthened, and businesses benefited from labor productivity gains. Even so, many people questioned whether these economic improvements could be sustained in the face of corporate scandals, bankruptcies, and investigations that undermined investor confidence enough to trigger a substantial stock-market decline.

In the municipal market, both supply and demand were strong. Municipalities in general faced growing budget deficits and took advantage of historically low interest rates, to raise a record $162 billion in new issuance during the first half of 2002. This represented a 20% increase over the same period a year ago--led by refunding issues, which surged to $109 billion. New York supply more than doubled to $22 billion, due, in part, to an ongoing restructuring of Metropolitan Transportation Authority debt. Given the number of multibillion-dollar municipal deals already anticipated, many analysts predict that issuance for the year will surpass the $292 billion record set in 1993.

During the first half of 2002, demand was sufficient to absorb the unprecedented supply. With headlines in the financial press dominated by equity-market setbacks, retail investors sought relative safety in the municipal market. The relative value of municipal bonds appealed to institutional investors as tele-communications bonds imploded and corporate debt generally underperformed.

The Federal Reserve left the targeted federal funds rate unchanged during the first six months of 2002, allowing municipal yields to move with natural market forces. Yields declined across the maturity spectrum, as municipals rallied on a flight to quality prompted by rising tensions overseas, uncertainties over home-land security, and weak stock-market performance. As long as inflation remains in check and economic growth remains modest, we see little reason for the Federal Reserve to raise interest rates in the near future.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Tax Free Bond Fund returned 3.98% for Class A shares and 3.84% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 4.22% return of the average Lipper(1) general municipal debt fund for the same period. All share classes also underperformed the 4.64% return of the Lehman Brothers(R) Municipal Bond Index(2) for the semiannual period. All share classes also underperformed the 4.75% return of the Fund's Tax Free Bond Composite Index(3) over the six months ended June 30, 2002.

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Lehman Brothers Municipal Bond Index.

(3) See footnote page 4 for more information about the Tax Free Bond Composite Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD-END                                                                   TOTAL RETURN %
----------                                                                   --------------
12/92                                                                             8.41%
12/93                                                                            10.39%
12/94                                                                            -6.02%
12/95                                                                            15.00%
12/96                                                                             3.63%
12/97                                                                             9.02%
12/98                                                                             4.98%
12/99                                                                            -6.75%
12/00                                                                            12.15%
12/01                                                                             4.04%
6/02                                                                              3.98%

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

PERIOD-END                                                                   TOTAL RETURN %
----------                                                                   --------------
12/92                                                                             8.41%
12/93                                                                            10.39%
12/94                                                                            -6.02%
12/95                                                                            14.86%
12/96                                                                             3.33%
12/97                                                                             8.80%
12/98                                                                             4.83%
12/99                                                                            -6.96%
12/00                                                                            11.75%
12/01                                                                             3.79%
6/02                                                                              3.84%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 9 for more information on performance.


STRATEGIC POSITIONING

An overweighted position in health care credits added to Fund performance, as the Lehman Brothers(R) Hospital Revenue Bond Index(4) outperformed the broader Lehman Brothers Municipal Bond Index by 0.63% during the first half of the year.

The Fund responded to signs of stronger economic growth and historically low municipal yields by keeping the portfolio's duration shorter than its benchmark index throughout most of the six months ended June 30, 2002. This duration

-------

(4) The Lehman Brothers Hospital Revenue Bond Index is an unmanaged index that consists of hospital bond issues included in the Lehman Brothers Municipal Bond Index. Total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

strategy detracted from performance, particularly during the second quarter, when the yield curve dramatically steepened and 10-year municipal yields fell to levels that historically have been sustainable for only brief periods during economic crises. The Fund also underweighted the shorter end of the yield curve, which outperformed longer maturity-bonds during the reporting period. We believe that the shorter end of the yield curve remains vulnerable to a correction when the Federal Reserve eventually increases interest rates.

An overweighted position in tobacco-settlement revenue bonds also detracted from the Fund's performance. Investors feared that upcoming supply would overwhelm demand, and they reflected their concerns by increasing the yield premium they required to own these securities. Wisconsin brought a $1.7 billion asset-backed tobacco issue to the market in May. New Jersey and California have proposed multimillion-dollar deals later this year.

With a weak job market, an unsteady financial market, and a muted economic recovery, state tax revenues continued to deteriorate during the first half of 2002. In the first quarter, state tax revenues experienced their sharpest decline since 1991. Second-quarter payments are expected to be even lower, for a fourth consecutive quarterly decline. Although economic weakness shows signs of bottoming, tax revenues are not expected to reverse course until the employment market can show signs of sustained strength. As a result, we have continued to emphasize essential-service revenue bonds, such as those for transportation facilities, water and sewer utilities, and educational facilities. We are seeking to avoid credits in areas where tax revenues are heavily dependent on tourism.

Some states may be regretting tax cuts enacted during better economic times, but most states are still in a better fiscal position than they were during the recession of the early 1990s. Many have built up reserve funds and are willing to cut services and reduce overhead expenses. Many states can also issue bonds backed by their share of the national tobacco settlement to help plug deficits. While the deficits are serious, we feel that most municipalities will be able to weather the current economic crisis, unless the economic decline exceeds current estimates.

LOOKING AHEAD

We expect the pace of the U.S. economic recovery to pick up going forward. We also believe that geopolitical risks and equity market deterioration should eventually subside. The municipal-bond market is currently discounting tremendous risks to the financial system, and we believe current yield levels may well be excessive in light of monetary and fiscal policy and U.S. dollar weakness. In fact, we expect municipal securities to outperform U.S. Treasuries in the months ahead, as a flight to quality has already driven Treasury yields to extreme valuations versus other income sectors.

When the Federal Reserve eventually begins to tighten interest rates, we expect that yields on shorter-maturity bonds will feel the effects more acutely. If Con-gress exercises prudence in deficit spending and the Fed manages monetary policy to contain inflation, we expect the spread between two-year and 30-year municipals to compress. Over time, we intend to position the Fund for a flatten-ing municipal yield curve and higher interest rates. Our current plan is to re-main overweighted in higher-coupon issues and to stay underweighted in zero-coupon bonds and noncallable bonds. We also intend to add to higher-yielding sectors, such as housing and health care, as yield becomes a more important component of total return.

We continue to find value in the hospital sector, as many providers have stream-lined their operations and reduced less profitable physicians' practices. Despite the recent underperformance of tobacco-settlement bonds, we believe the to-bacco sector offers attractive yields and may outperform once the anticipated spike in supply is absorbed by the market. Since opportunities for further rallies in the municipal market appear modest at best, we intend to look for opportunities to add duration exposure at more attractive yield levels once the economic recovery becomes more firmly entrenched.

Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY

   MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2002, the Fund maintained a stable dividend. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 6/30/02
    Class A            5.72%     4.70%       5.23%          5.85%
    Class B            5.45%     4.43%       5.04%          5.74%
    Class C            5.45%     4.43%       5.04%          5.74%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/02
    Class A             0.96%     3.74%       4.74%          5.55%
    Class B             0.45%     4.09%       5.04%          5.74%
    Class C             4.45%     4.43%       5.04%          5.74%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                         1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/02
    Class A            141 out of  126 out of  n/a            110 out of
                       282 funds   193 funds                  149 funds
    Class B            174 out of  152 out of  82 out of       52 out of
                       282 funds   193 funds   86 funds        53 funds
    Class C            174 out of  n/a         n/a            179 out of
                       282 funds                              223 funds
    Average Lipper
    general municipal
    debt fund          5.75%       5.02%       5.84%          6.91%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $9.79       $0.2094      $0.0000
    Class B     $9.79       $0.1968      $0.0000
    Class C     $9.79       $0.1968      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (92.1%)+

ALABAMA (3.2%)
Huntsville Alabama Health Care
 Authority, Series A
 5.75%, due 6/1/31.............  $2,500,000       $  2,501,925
Phoenix County Alabama
 Industrial
 Development Board
 Environmental
 Improvement Revenue
 6.35%, due 5/15/35 (b)(d).....   3,000,000          3,000,600
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....   5,995,000          6,600,274
                                                  ------------
                                                    12,102,799
                                                  ------------
ALASKA (0.8%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset-Backed Bonds
 6.50%, due 6/1/31.............   2,750,000          2,843,417
                                                  ------------

CALIFORNIA (5.3%)
California Infrastructure &
 Economic
 Development
 Kaiser Hospital Asset I-LLC
 Series A
 5.55%, due 8/1/31.............   2,000,000          1,996,160
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............   2,000,000          2,102,160
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/28.....  12,000,000          2,973,480
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17............   2,000,000          2,286,320
 5.75%, due 7/1/16.............   6,000,000          6,857,220
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........   3,240,000          3,519,126
                                                  ------------
                                                    19,734,466
                                                  ------------
COLORADO (1.2%)
Clear Creek Colorado School
 District
 6.25%, due 12/1/16............   1,060,000          1,246,115
Colorado Health Facilities
 Authority
 Revenue
 6.625%, due 2/1/13............   1,500,000          1,550,145

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COLORADO (CONTINUED)
Denver Colorado Health &
 Hospital
 Authority, Healthcare Revenue
 Series A
 6.00%, due 12/1/23-12/1/31....  $1,500,000       $  1,510,910
                                                  ------------
                                                     4,307,170
                                                  ------------
DELAWARE (0.6%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26 (c)(d)......   2,250,000          2,358,427
                                                  ------------

DISTRICT OF COLUMBIA (0.6%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset-Backed Bonds
 6.75%, due 5/15/40............   2,250,000          2,310,952
                                                  ------------

FLORIDA (2.8%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............   2,190,000          2,235,990
Oakstead Florida Community
 Development District
 Capital Improvement Revenue
 Series B
 5.90%, due 5/1/07.............   1,000,000          1,000,950
Orange County Florida Health
 Facilities
 Authority Revenue
 Hospital Adventist Health
 Systems
 5.625%, due 11/15/32..........   4,000,000          3,919,880
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 10/1/08 (d)........   1,500,000          1,713,285
Waterchase Community
 Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08.............   1,355,000          1,349,919
                                                  ------------
                                                    10,220,024
                                                  ------------
ILLINOIS (8.0%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14...........   3,130,000          3,464,722
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............   2,085,000          2,264,519
Chicago Illinois Water Revenue
 6.50%, due 11/1/15 (d)........   3,005,000          3,624,631

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Health Facilities
 Authority Revenue
 5.75%, due 7/1/29.............  $2,000,000       $  1,953,120
 6.25%, due 11/15/29...........   4,000,000          4,141,680
Illinois State Sales Tax
 Revenue
 Second Series
 5.50%, due 6/15/17............   4,000,000          4,388,520
Kankakee Illinois Sewer Revenue
 7.00%, due 5/1/16 (d).........   2,000,000          2,131,200
Regional Transportation
 Authority of
 Illinois, Series C
 7.10%, due 6/1/25.............   1,500,000          1,673,055
State of Illinois
 First Series
 5.375%, due 11/1/16...........   2,000,000          2,126,660
 5.75%, due 6/1/14.............   3,450,000          3,781,614
                                                  ------------
                                                    29,549,721
                                                  ------------
INDIANA (2.0%)
Avon Indiana Community School
 Building Corp.
 First Mortgage
 5.00%, due 1/1/07.............   1,000,000          1,074,790
Indianapolis Indiana Local
 Public
 Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............   6,000,000          6,283,920
                                                  ------------
                                                     7,358,710
                                                  ------------
KANSAS (2.3%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31 (d).........   8,300,000          8,636,150
                                                  ------------
KENTUCKY (1.2%)
Kentucky State Property &
 Building
 Common Revenue
 Project No. 68
 5.75%, due 10/1/13-10/1/14....   4,000,000          4,424,220
                                                  ------------

LOUISIANA (6.6%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities
 Revenue, Truckline Long Co.
 7.75%, due 8/15/22 (d)........  13,250,000         13,739,322
Louisiana State Office
 Facilities Corp.
 Lease Revenue
 Capital Complex Program
 5.50%, due 5/1/13.............   1,000,000          1,104,000

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LOUISIANA (CONTINUED)
Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue
 Series E
 7.60%, due 9/1/10.............  $2,135,000       $  2,154,856
Tobacco Settlement Financing
 Corp., Louisiana Revenue
 Series 2001B
 5.875%, due 5/15/39...........   8,150,000          7,434,430
                                                  ------------
                                                    24,432,608
                                                  ------------
MASSACHUSETTS (5.3%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.75%, due 7/1/18.............   2,500,000          2,703,825
Massachusetts State
 Consolidated Loan
 Series C
 5.50%, due 10/1/09............   4,000,000          4,466,520
Massachusetts State Health &
 Educational Facilities
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32.............   5,000,000          5,066,400
New England Education Loan
 Marketing Corp., Student Loan
 Series F
 5.625, due 7/1/04 (b).........   2,500,000          2,641,000
 Series A
 5.70, due 7/1/05 (b)(d).......   4,800,000          5,142,144
                                                  ------------
                                                    20,019,889
                                                  ------------
MICHIGAN (0.2%)
Kent Hospital Finance Authority
 Michigan Revenue, Spectrum
 Health, Series A
 5.25%, due 1/15/08 (d)........     825,000            878,576
                                                  ------------

MISSISSIPPI (1.5%)
Mississippi Home Corporation
 Single
 Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).........   1,400,000          1,448,258
 5.45%, due 6/1/24 (b).........   4,060,000          4,281,554
                                                  ------------
                                                     5,729,812
                                                  ------------
MONTANA (0.6%)
Forsyth Montana Pollution
 Control
 Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22 (d).........   2,200,000          2,253,130
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (b).........  $1,990,000       $  2,062,834
                                                  ------------

NEVADA (2.9%)
Carson City Nevada Hospital
 Revenue
 Carson-Tahoe Hospital Project
 5.75%, due 9/1/31.............   2,850,000          2,762,818
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............   5,460,000          5,890,357
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19 (d).........   1,925,000          1,970,642
                                                  ------------
                                                    10,623,817
                                                  ------------
NEW JERSEY (4.4%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority
 Atlantic City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)........   3,000,000          3,367,950
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14............   8,000,000          8,821,680
New Jersey State Trust Fund
 Transportation Authority
 System
 Series C
 5.50%, due 12/15/17...........   3,810,000          4,224,376
                                                  ------------
                                                    16,414,006
                                                  ------------
NEW YORK (16.4%)
Long Island Power Authority
 New York Electric System
 Revenue General
 Series A
 5.50%, due 12/1/12............   2,470,000          2,755,334
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue
 Series A
 5.625%, due 7/1/27............   9,500,000         10,777,180
 5.75%, due 7/1/21.............   1,000,000          1,140,710
Metropolitan Transportation
 Authority New York Revenue
 Series A
 5.00%, due 11/15/25 (d).......   1,500,000          1,464,555

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
NEW YORK (CONTINUED)
Metropolitan Transportation
 Authority New York Service
 Contract Capital Appreciation
 Transport Facilities
 Series 7
 (zero coupon), due 7/1/14.....  $3,930,000       $  2,339,922
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12...........   1,000,000          1,118,610
New York City General
 Obligation
 Series G
 5.00%, due 8/1/17.............   2,500,000          2,500,875
 5.625%, due 8/1/13............   2,000,000          2,161,420
 Series E
 5.875%, due 8/1/13............  10,000,000         10,596,600
 Series A
 7.75%, due 8/15/07............      20,000             20,398
 7.75%, due 8/15/15............      30,000             30,599
 Series D
 8.00%, due 8/1/04.............      30,000             30,395
New York City Municipal
 Water Finance Authority
 Water & Sewer Systems Revenue
 Series A
 5.125%, due 6/15/34...........   5,000,000          4,868,800
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............   2,000,000          2,126,540
New York State Dormitory
 Authority
 Revenue
 Series C
 7.375%, due 5/15/10...........   4,720,000          5,624,446
 Series B
 7.50%, due 5/15/11 (d)........   1,740,000          2,199,969
 7.50%, due 5/15/11............   2,870,000          3,477,034
 New York University
 Series A
 6.00%, due 7/1/19.............   3,700,000          4,251,929
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.50%, due 6/15/12............     295,000            300,959
 Series B
 7.50%, due 3/15/11............      55,000             55,269

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Thruway
 Authority
 Highway & Bridge Trust Fund
 Series B-1
 5.75%, due 4/1/16.............  $2,500,000       $  2,746,975
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............     100,000            106,338
                                                  ------------
                                                    60,694,857
                                                  ------------
NORTH CAROLINA (3.7%)
North Carolina Eastern
 Municipal
 Power Agency Systems Revenue
 Series D
 6.75%, due 1/1/26.............   2,000,000          2,117,220
North Carolina Housing Finance
 Agency Home Ownership
 Series 13-A
 4.25%, due 1/1/28 (b).........   4,245,000          4,304,685
North Carolina Municipal Power
 Agency N1 Catawba Electric
 Revenue, Series B
 6.50%, due 1/1/20.............   7,000,000          7,371,000
                                                  ------------
                                                    13,792,905
                                                  ------------
OHIO (0.6%)
State of Ohio Air Quality
 Development Authority
 Revenue Pollution Control
 Cleveland Co. Project
 8.00%, due 12/1/13 (d)........   2,000,000          2,085,400
                                                  ------------

PENNSYLVANIA (3.1%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16.............   3,750,000          4,363,088
 6.375%, due 3/1/15............   3,120,000          3,653,052
Philadelphia Pennsylvania
 School
 District, Series A
 5.75%, due 2/1/11.............   3,000,000          3,374,940
                                                  ------------
                                                    11,391,080
                                                  ------------
PUERTO RICO (1.2%)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority
 Special, Series A
 5.50%, due 10/1/17............   1,500,000          1,625,205
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............   2,750,000          2,796,365
                                                  ------------
                                                     4,421,570
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SOUTH CAROLINA (2.1%)
Charleston County South
 Carolina
 Public Improvement
 6.125%, due 9/1/11 (d)........  $2,425,000       $  2,770,732
Tobacco Settlement Revenue
 Management Authority
 South Carolina
 Series B
 6.375%, due 5/15/28...........   4,000,000          4,009,800
 6.375%, due 5/15/30...........   1,000,000            997,320
                                                  ------------
                                                     7,777,852
                                                  ------------
TEXAS (8.1%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15 (d)........   2,900,000          3,163,233
Dallas County Texas Refunding &
 Improvement, Series A
 5.375%, due 8/15/11 (d).......   6,055,000          6,654,687
Dallas Fort Worth Texas
 International
 Airport Facilities Improvement
 Revenue, Series A
 6.00%, due 11/1/28 (b)........   4,000,000          4,202,360
El Paso Texas Certificates
 Obligation
 5.875%, due 8/15/11...........   1,000,000          1,082,520
Harris County Texas Health
 Facility
 Development Corp. Hospital
 Revenue
 Memorial Hermann Healthcare
 Series A
 6.375%, due 6/1/29............   1,500,000          1,570,650
 Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26...........   4,000,000          3,910,760
Jefferson County Texas Health
 Facility Development
 Corporation
 Texas Baptist Hospitals
 5.20%, due 8/15/21............   1,250,000          1,256,687
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (d).........   5,000,000          5,251,450
Texas State College
 Student Loan
 5.50%, due 8/1/10 (b).........   1,760,000          1,911,114
Texas State University
 System Revenue Financing
 Series A
 5.00%, due 3/15/13............   1,000,000          1,032,760
                                                  ------------
                                                    30,036,221
                                                  ------------
WASHINGTON (1.9%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............   6,500,000          7,150,910
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (d)...........................  $2,230,000       $  1,167,985
                                                  ------------

WISCONSIN (4.6% )
Badger Tobacco Asset
 Securitization Corp. Wisconsin
 6.125%, due 6/1/27............   7,500,000          7,414,575
State of Wisconsin
 Series C
 5.75%, due 5/1/11.............   1,045,000          1,162,165
 6.00%, due 5/1/12.............   4,590,000          5,154,800
 Series F
 5.50%, due 5/1/13.............   1,030,000          1,136,533
State of Wisconsin Health &
 Education Facilities Authority
 Revenue Wheaton
 Franciscan Services
 5.75%, due 8/15/25 (d)........   2,000,000          2,018,060
                                                  ------------
                                                    16,886,133
                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $328,610,239)...........                    341,665,641
                                                  ------------
CUMULATIVE PREFERRED STOCK (2.5%)

Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)........   9,000,000          9,337,950
                                                  ------------
Total Cumulative Preferred
 Stock
 (Cost $9,026,900).............                      9,337,950
                                                  ------------
SHORT-TERM INVESTMENTS (7.7%)

ILLINOIS (1.8%)
Illinois Health Facilities
 Authority Revenue
 2.03%, due 1/1/29 (c).........   6,825,000          6,825,000
                                                  ------------

KANSAS (0.8%)
Kansas State Department of
 Transportation Highway
 Revenue, Series B
 2.00%, due 9/1/20 (c).........   3,000,000          3,000,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
NEW YORK (5.1%)
New York, Subseries A-10
 1.95%, due 8/1/16 (c).........  $3,800,000       $  3,800,000
 1.95%, due 8/1/17 (c).........   4,600,000          4,600,000
New York, NY City Municipal
 Water Finance Authority
 Water & Sewer Systems Revenue
 Series C
 1.95%, due 6/1/29 (c).........   4,500,000          4,500,000
New York State Energy
 Research & Development
 Authority
 Pollution Control Revenue
 1.95%, due 6/1/29 (c).........   6,050,000          6,050,000
                                                  ------------
                                                    18,950,000
                                                  ------------
Total Short-Term Investments
 (Cost $28,775,000)............                     28,775,000
                                                  ------------
Total Investments
 (Cost $366,412,139) (e).......       102.3%       379,778,591(f)
Liabilities in Excess of
 Cash and Other Assets.........        (2.3)        (8,712,122)
                                 -----------      ------------
Net Assets.....................       100.0%      $371,066,469
                                 ===========      ============

-------
(a)  May be sold to institutional investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Variable rate securities that may be tendered back to
     the issuer at any time prior to maturity at par.
(d)  Prerefunding Securities--issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(e)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(f)  At June 30, 2002, net unrealized appreciation was
     $13,366,452 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $15,981,069 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $2,614,617.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $366,412,139).............................................       $379,778,591
Cash........................................................             23,899
Receivables:
  Interest..................................................          5,000,120
  Investment securities sold................................          2,803,887
  Fund shares sold..........................................            627,563
  Variation margin on futures contracts.....................            141,232
Other assets................................................             28,025
                                                                   ------------
        Total assets........................................        388,403,317
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         11,761,957
  Fund shares redeemed......................................          3,896,287
  Manager...................................................            173,488
  NYLIFE Distributors.......................................             61,374
  Transfer agent............................................             51,267
  Custodian.................................................              2,666
  Trustees..................................................              1,917
Accrued expenses............................................            133,531
Dividend payable............................................          1,254,361
                                                                   ------------
        Total liabilities...................................         17,336,848
                                                                   ------------
Net assets..................................................       $371,066,469
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     49,351
  Class B...................................................            323,261
  Class C...................................................              6,278
Additional paid-in capital..................................        388,517,253
Distribution in excess of net investment income.............           (130,813)
Accumulated net realized loss on investments................        (31,065,313)
Net unrealized appreciation on investments..................         13,366,452
                                                                   ------------
Net assets..................................................       $371,066,469
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 48,332,437
                                                                   ============
Shares of beneficial interest outstanding...................          4,935,107
                                                                   ============
Net asset value per share outstanding.......................       $       9.79
Maximum sales charge (4.50% of offering price)..............               0.46
                                                                   ------------
Maximum offering price per share outstanding................       $      10.25
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $316,586,143
                                                                   ============
Shares of beneficial interest outstanding...................         32,326,050
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.79
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  6,147,889
                                                                   ============
Shares of beneficial interest outstanding...................            627,750
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.79
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 9,431,634
                                                              -----------
Expenses:
  Manager...................................................    1,058,502
  Distribution--Class B.....................................      387,110
  Distribution--Class C.....................................        3,092
  Service--Class A..........................................       50,841
  Service--Class B..........................................      387,110
  Service--Class C..........................................        3,092
  Transfer agent............................................      160,682
  Recordkeeping.............................................       30,719
  Shareholder communication.................................       29,839
  Professional..............................................       27,799
  Custodian.................................................       18,131
  Registration..............................................       17,958
  Trustees..................................................        6,324
  Miscellaneous.............................................       17,323
                                                              -----------
    Total expenses..........................................    2,198,522
                                                              -----------
Net investment income.......................................    7,233,112
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................     (184,693)
  Futures transactions......................................      (42,324)
                                                              -----------
Net realized loss on investments............................     (227,017)
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    6,828,129
  Futures transactions......................................       80,294
                                                              -----------
Net unrealized gain on investments..........................    6,908,423
                                                              -----------
Net realized and unrealized gain on investments.............    6,681,406
                                                              -----------
Net increase in net assets resulting from operations........  $13,914,518
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002*           2001
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  7,233,112   $ 15,366,501
  Net realized gain (loss) on investments...................      (227,017)     1,914,631
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     6,908,423     (4,189,627)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    13,914,518     13,091,505
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (924,063)    (1,463,396)
    Class B.................................................    (6,382,021)   (13,854,015)
    Class C.................................................       (57,841)       (53,528)
                                                              ------------   ------------
      Total dividends to shareholders.......................    (7,363,925)   (15,370,939)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    57,290,542     53,389,585
    Class B.................................................    10,073,171     24,464,236
    Class C.................................................     6,038,531      1,250,466
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       497,867      1,167,245
    Class B.................................................     3,438,710      8,874,295
    Class C.................................................        26,846         35,759
                                                              ------------   ------------
                                                                77,365,667     89,181,586
Cost of shares redeemed:
    Class A.................................................   (50,001,731)   (36,941,728)
    Class B.................................................   (17,520,882)   (37,789,297)
    Class C.................................................    (1,539,750)      (813,700)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     8,303,304     13,636,861
                                                              ------------   ------------
      Net increase in net assets............................    14,853,897     11,357,427
NET ASSETS:
Beginning of period.........................................   356,212,572    344,855,145
                                                              ------------   ------------
End of period...............................................  $371,066,469   $356,212,572
                                                              ============   ============
Distribution in excess of net investment income.............  $   (130,813)  $         --
                                                              ============   ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 --------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ----------------------------------------------------------------
                                                   2002+           2001          2000          1999          1998          1997
                                                 ----------      --------      --------      --------      --------      --------
Net asset value at beginning of period.........   $   9.62       $   9.68      $   9.08      $  10.20      $  10.19      $   9.84
                                                  --------       --------      --------      --------      --------      --------
Net investment income..........................       0.21           0.45          0.47          0.45          0.47          0.51
Net realized and unrealized gain (loss) on
 investments...................................       0.17          (0.06)         0.60         (1.12)         0.03          0.35
                                                  --------       --------      --------      --------      --------      --------
Total from investment operations...............       0.38           0.39          1.07         (0.67)         0.50          0.86
                                                  --------       --------      --------      --------      --------      --------
Less dividends:
 From net investment income....................      (0.21)         (0.45)        (0.47)        (0.45)        (0.49)        (0.51)
                                                  --------       --------      --------      --------      --------      --------
Net asset value at end of period...............   $   9.79       $   9.62      $   9.68      $   9.08      $  10.20      $  10.19
                                                  ========       ========      ========      ========      ========      ========
Total investment return (a)....................       3.98%          4.04%        12.15%        (6.75%)        4.98%         9.02%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.......................       4.27%++        4.59%         5.05%         4.62%         4.61%         5.14%
   Expenses....................................       1.01%++        1.03%         1.03%         1.02%         1.02%         1.01%
Portfolio turnover rate........................         18%            57%           56%          101%          116%          119%
Net assets at end of period (in 000's).........   $ 48,332       $ 39,760      $ 22,495      $ 13,676      $ 17,868      $ 13,017

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                          Class C
    -----------------------------------------------------------------   -----------------------------------------------------------
    Six months                                                          Six months                                    September 1*
      ended                    Year ended December 31,                    ended         Year ended December 31,          through
     June 30,    ----------------------------------------------------    June 30,    ------------------------------   December 31,
      2002+        2001       2000       1999       1998       1997       2002+        2001       2000       1999         1998
    ----------   --------   --------   --------   --------   --------   ----------   --------   --------   --------   -------------
     $   9.62    $   9.68   $   9.09   $  10.21   $  10.19   $   9.84    $   9.62    $   9.68   $   9.09   $  10.21     $  10.25
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
         0.20        0.42       0.45       0.43       0.45       0.49        0.20        0.42       0.45       0.43         0.15
         0.17       (0.06)      0.59      (1.12)      0.03       0.35        0.17       (0.06)      0.59      (1.12)       (0.04)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
         0.37        0.36       1.04      (0.69)      0.48       0.84        0.37        0.36       1.04      (0.69)        0.11
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
        (0.20)      (0.42)     (0.45)     (0.43)     (0.46)     (0.49)      (0.20)      (0.42)     (0.45)     (0.43)       (0.15)
     --------    --------   --------   --------   --------   --------    --------    --------   --------   --------     --------
     $   9.79    $   9.62   $   9.68   $   9.09   $  10.21   $  10.19    $   9.79    $   9.62   $   9.68   $   9.09     $  10.21
     ========    ========   ========   ========   ========   ========    ========    ========   ========   ========     ========
         3.84%       3.79%     11.75%     (6.96%)     4.83%      8.80%       3.84%       3.79%     11.75%     (6.96%)       1.09%
         4.02%++     4.34%      4.80%      4.37%      4.36%      4.93%       4.02%++     4.34%      4.80%      4.37%        4.36%++
         1.26%++     1.28%      1.28%      1.27%      1.27%      1.22%       1.26%++     1.28%      1.28%      1.27%        1.27%++
           18%         57%        56%       101%       116%       119%         18%         57%        56%       101%         116%
     $316,586    $314,867   $321,230   $358,417   $461,420   $482,209    $  6,148    $  1,586   $  1,130   $    490     $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market

Notes to Financial Statements unaudited

where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable

MainStay Tax Free Bond Fund

income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Manager earned $1,058,502.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,565 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,291, $118,095 and $269, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2002, amounted to $160,682.

MainStay Tax Free Bond Fund

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $3,790 for the six months ended June 30, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $30,719 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $30,909,064, were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2003...................................................  $ 3,420
     2007...................................................   12,036
     2008...................................................   15,453
                                                              -------
                                                              $30,909
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $129,232 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

The fund utilized $301,343 of capital loss carryforward during the year ended December 31, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $61,625 and $82,198, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED                             YEAR ENDED
                                          DECEMBER 31, 2002*                         DECEMBER 31, 2001
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   5,886         1,034          618          5,469         2,501          128
Shares issued in reinvestment of
  dividends.....................      51           354            3            120           912            3
                                  ------        ------         ----         ------        ------          ---
                                   5,937         1,388          621          5,589         3,413          131
Shares redeemed.................  (5,135)       (1,802)        (158)        (3,781)       (3,870)         (83)
                                  ------        ------         ----         ------        ------          ---
Net increase (decrease).........     802          (414)         463          1,808          (457)          48
                                  ======        ======         ====         ======        ======          ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MST10-08/02
                                                               13

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Tax Free Bond Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                              2
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500 Index, Total Return
                                                              Composite Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                     3
                                                              Portfolio Management Discussion and
                                                              Analysis                                        5
                                                              Year-by-Year and Six-Month Performance          6
                                                              Returns and Lipper Rankings as of
                                                              6/30/02                                        10
                                                              Portfolio of Investments                       12
                                                              Financial Statements                           19
                                                              Notes to Financial Statements                  24
                                                              The MainStay(R) Funds                          35

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Total Return
Fund versus S&P 500(R) Index, Total Return
Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -19.08%, 5 Years 2.16%, 10 Years 7.89% [CLASS A LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD-END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)      INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------      ------------------
6/92                                         $ 9,450                 $10,000                 $10,000                 $10,000
6/93                                          11,013                  11,364                  11,023                  10,300
6/94                                          10,959                  11,524                  10,951                  10,557
6/95                                          13,208                  14,527                  13,480                  10,878
6/96                                          15,412                  18,303                  15,943                  11,185
6/97                                          18,154                  24,657                  19,429                  11,435
6/98                                          22,144                  32,095                  23,885                  11,620
6/99                                          26,073                  39,398                  28,162                  11,849
6/00                                          29,661                  42,262                  33,013                  12,291
6/01                                          24,962                  35,996                  26,720                  12,691
6/02                                          21,375                  29,520                  23,149                  12,827

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -19.21%, 5 Years 2.32%, 10 Years 7.99% Class C Total Returns: 1 Year -15.89%, 5 Years 2.59%, 10 Years 7.99% [CLASS B & C LINE GRAPH]

                                           MAINSTAY TOTAL                                 TOTAL RETURN
PERIOD-END                                  RETURN FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)      INFLATION (CPI)(3)
----------                                 --------------        ----------------      ------------------      ------------------
6/92                                         $10,000                 $10,000                 $10,000                 $10,000
6/93                                          11,654                  11,364                  11,023                  10,300
6/94                                          11,596                  11,524                  10,951                  10,557
6/95                                          13,936                  14,527                  13,480                  10,878
6/96                                          16,181                  18,303                  15,943                  11,185
6/97                                          18,971                  24,657                  19,429                  11,435
6/98                                          22,996                  32,095                  23,885                  11,620
6/99                                          26,877                  39,398                  28,162                  11,849
6/00                                          30,383                  42,262                  33,013                  12,291
6/01                                          25,389                  35,996                  26,720                  12,691
6/02                                          21,562                  29,520                  23,149                  12,827

-------

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
    MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
    SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
    SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS
    THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph.
    Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Class
    B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies,
    Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market.
    Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


(2) The Total Return Composite Index is comprised of the Russell
    1000(R) Growth Index and the Lehman Brothers(R) Aggregate
    Bond Index weighted 60%/40%, respectively. The Russell
    1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
    The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers
    Aggregate Bond Index is an unmanaged index that includes fixed-rated debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch
    Investor's Service, in that order. All issues must have at least one year left to maturity and must have an outstanding par value of at least $150 million. The Lehman Brothers
    Aggregate Bond Index is comprised of the Lehman Brothers
    Government/Corporate, the Mortgaged-Backed Securities, and the Asset-Backed Securities Indices. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Real gross domestic product rose 5.0% in the first quarter of 2002, as inventory investment increased, and consumer spending remained resilient. Despite these positive economic trends, however, a growing crisis of confidence in corporate accounting and governance overshadowed the stock market, causing equity prices in general to decline over the first half of the year.

In the wake of the Enron-Arthur Andersen scandal, several other companies came under scrutiny for aggressive accounting practices. A rash of earnings disappointments, corporate scandals, bankruptcies, and Wall Street conflict-of-interest investigations reached a crescendo when WorldCom provided an initial glimpse into its difficulties when it announced a $3.8 billion earnings restatement. In the ensuing wave of market cynicism, many investors turned away from stocks entirely. Fortunately for bond investors, many equity investors turned their attention to the debt markets.

The Federal Reserve did not adjust the targeted federal funds rate during the first half of 2002. Instead, the Fed allowed interest rates to move with natural market forces. At first, yields rose, in anticipation of Fed tightening. Later, investors decided that the recovery would be modest and perhaps delayed. This suggested that tightening might be postponed, which allowed yields to decline. Throughout the period, there was a close correlation between the 10-year Treasury yield and the S&P 500. As the stock market fell, 10-year Treasury yields also tended to decline, with a positive impact on the price of intermediate-term Treasuries.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Total Return Fund Class A shares returned -12.27% and Class B and Class C shares returned -12.59%, excluding all sales charges. All share classes underperformed the -6.80% return for the average Lipper(1) balanced fund over the same period. All share classes outperformed the -13.16% return of the S&P 500(R) Index(2) for the first six months of 2002. All share classes underperformed the -11.43% return of the Total Return Composite Index(3) for the six months ended June 30, 2002.

EQUITY POSITIONING

In the equity portion of the Fund's portfolio, we continued to reduce technol-ogy holdings on weak business spending and an uncertain economic outlook for the remainder of the year. The move proved beneficial for performance, since technology was one of the worst-performing sectors during the first half of 2002. During the reporting period, we added to the Fund's equity holdings

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(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the S&P 500 Index.
(3) See footnote on page 4 for more information about the Total Return Composite Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48
12/01                                                                           -11.92
6/02                                                                            -12.27

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10
12/01                                                                           -12.61
6/02                                                                            -12.59

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

in consumer cyclicals and consumer staples to benefit from continued strength in consumer spending. We also shifted the Fund's health care holdings from a product to a service orientation, increasing existing positions and establishing new ones for the Fund.

Defense contractor General Dynamics benefited from the increased defense budget, and the company's stock advanced more than 33% over the reporting period.(4) UnitedHealth Group, the Fund's largest holding at midyear, raised earnings estimates, which helped the price increase almost 30% over the six months ended June 30, 2002. Bank of America shed noncore businesses,

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(4) Unless otherwise noted, returns are for the six months ended June 30, 2002.

improved its credit quality, increased margins, and held down costs, all of which helped the company's stock gain about 10% over the reporting period.

Other stocks were not as strong. Tyco International was devastated by allega-tions of accounting irregularities, and over the course of the reporting period, the stock was steadily eliminated from the Fund's portfolio, with the Fund incurring losses along the way. Omnicom was also surrounded by controversy, especially when a June 2002 article in The Wall Street Journal accused the company of aggressive accounting. Although Omnicom remains one of the world's premier advertising agencies, we have substantially reduced the Fund's equity position in the company. Intel stock also underperformed during the reporting period, hindered by weak semiconductor sales as technology stocks in general continued to flounder. Intel still commands a market leadership position.

During the first six months of 2002, the Fund established new equity positions in health-services provider WellPoint Health Networks, hospital owner-operator Tenet Healthcare, retailer TJX, multibank holding company Fifth Third Bancorp, and drug chain Walgreen--all of which contributed positively to the Fund's performance. Some new equity purchases did not fare as well, including finan-cial firms State Street and Morgan Stanley; semiconductor suppliers Applied Materials, KLA-Tencor, and Xilinx; and diversified health care product company Johnson & Johnson.

In the first half of the year, the Fund sold stocks in all equity sectors of the portfolio, and most of the sales had a positive impact on the Fund's perfor-mance in a declining market. The largest sales included Tyco International, General Electric, Electronic Data Systems, Sun Microsystems, Abbott Labs, AOL Time Warner, and Safeway. All of these stocks continued to decline after they were sold.

The Fund uses a bottom-up, stock-by-stock selection process. At midyear, this process resulted in the equity portion of the Fund being overweighted relative to the S&P 500 Index in health care services and consumer cyclicals. The Fund's growth orientation typically prevents it from participating in the energy sector. This positioning detracted from the Fund's performance as energy stocks advanced on strong oil and gas prices. During the reporting period, the Fund benefited from being under-weighted in financials and from having no holdings in telecommunications stocks.

BOND POSITIONING

At the beginning of the reporting period, we expected the trend toward eco-nomic recovery to increase demand for bonds priced at a spread over compa-rable Treasuries, and we positioned the bond portion of the Fund's portfolio accordingly. We underweighted Treasuries relative to the median U.S. govern-ment fund. Treasury securities, however, were surprisingly resilient during the reporting period, and corporate bonds were particularly weak. During the first half of 2002, the bond portion of the Fund's portfolio maintained an average duration close to that of the median U.S. government fund, with minor varia-tions resulting primarily from mortgage-backed securities, whose duration shortened as Treasury yields declined.

The bond portion of the Fund's portfolio began the year with a substantial commitment to residential mortgage-backed securities. This position proved beneficial as a broad pool of investors reduced supply, while declining prepay-ment rates and a less-volatile Treasury market combined to increase demand. The bond portion of the Fund's portfolio was also bullish on high-quality com-mercial mortgage-backed securities, which proved beneficial as investors gradually stepped back into the sector following the events of September 11, 2001. We also invested in Fannie Mae securities. During the first quarter of 2002, we progressively raised corporate mortgage-backed security exposure. In May, we took profits in the Fund's Fannie Mae multifamily securities, which we believed had reached fair value.

At the beginning of the year, the bond portion of the Fund's portfolio held a small position in asset-backed securities, which we increased in April, when heavy supply reduced prices. We like the sector for its high quality, liquidity, and stable cash flows, and we especially favor utility rate-reduction bonds. These bonds help utilities in states that are moving to competitive electricity markets. The bonds are typically backed by tariffs that cannot be bypassed, and the securities may help utilities recover costs that might otherwise be lost under competition.

We trimmed the Fund's agency holdings when Congress reasserted concerns over Fannie Mae and Freddie Mac. This is a recurring story that tends to cause these securities to underperform. The Fund's Treasury holdings benefited performance, as most segments of the Treasury yield curve declined during the six month reporting period and bond prices rose. Long bonds were the excep-tion, with 30-year Treasury yields rising just five basis points over the six-month reporting period.

In 2001, we had strengthened the Fund's commitment to corporate bonds as a yield-enhancement strategy. But during the reporting period, a number of factors caused our approach to backfire. We had focused on entities that we believed had leadership, stable earnings, and strong positioning in their credit categories. Our decision to emphasize infrastructure, however, led us to focus on utilities, telecommunications, and environmental services. In the wake of the Enron and WorldCom scandals, however, utility and telecommunications bonds in general moved sharply out of favor, which derailed our otherwise conservative strategy.

LOOKING AHEAD

We believe the performance of both the stock and bond portions of the Fund's portfolio will largely be determined by the pace and strength of the economic recovery. We believe that the Fund is well positioned, and we do not anticipate major sector shifts during the remainder of 2002. In the bond portion of the Fund's portfolio, we intend to maintain a neutral posture on the yield curve, believing that exposure to products that offer spreads over Treasuries may be a more appropriate way to express our expectations for a slow but steady economic turnaround.

Our strategies recognize that the U.S. dollar is declining relative to other currencies, and we will remain alert for signs of rising inflation. Whatever the economy or the markets may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Gary Goodenough
Christopher Harms
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/02
    Class A          -14.37%       3.32%        8.50%          9.55%
    Class B          -15.06%       2.59%        7.99%          9.18%
    Class C          -15.06%       2.59%        7.99%          9.18%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/02
    Class A          -19.08%       2.16%        7.89%          9.12%
    Class B          -19.21%       2.32%        7.99%          9.18%
    Class C          -15.89%       2.59%        7.99%          9.18%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                      1 YEAR       5 YEARS     10 YEARS    THROUGH 6/30/02
    Class A         428  out of  181  out of      n/a         103 out of
                    495  funds   298  funds                   179 funds
    Class B         445  out of  212  out of   49  out of      30 out of
                    495  funds   298  funds    78  funds       46 funds
    Class C         445  out of      n/a          n/a         305 out of
                    495  funds                                363 funds
    Average Lipper
    balanced fund     -8.61%        4.07%        8.66%          9.74%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02   INCOME    CAPITAL GAINS
    Class A    $16.47      $0.1345      $0.0000
    Class B    $16.50      $0.0676      $0.0000
    Class C    $16.50      $0.0676      $0.0000

-------

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 6/30/02.

MainStay Total Return Fund


                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (40.4%)+
ASSET-BACKED SECURITIES (1.7%)

AIRLINES (0.1%)
American Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class B
 7.377%, due 5/23/19.........  $  764,955       $      747,445
Continental Airlines, Inc.
 Pass-Through Certificates
 Series 971B
 7.461%, due 4/1/13..........     462,990              455,108
                                                --------------
                                                     1,202,553
                                                --------------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..........     590,000              571,202
                                                --------------

AUTO LEASES (0.6%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........   6,380,000            6,416,825
                                                --------------

ELECTRIC UTILITIES (0.2%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...........     855,000              820,595
 Series 1999-B
 9.67%, due 1/2/29...........   1,375,000            1,294,508
                                                --------------
                                                     2,115,103
                                                --------------
FINANCIAL SERVICES (0.3%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16.........   3,420,000            3,400,102
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/16..........   1,645,000            1,769,502
Public Service New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.588%, due 2/1/08..........   2,000,000            2,035,020

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......  $1,375,000       $    1,072,500
                                                --------------
                                                     4,877,022
                                                --------------
Total Asset-Backed Securities
 (Cost $18,673,238)..........                       18,582,807
                                                --------------
CORPORATE BONDS (12.7%)

AEROSPACE/DEFENSE (0.0%) (B)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........     450,000              450,000
                                                --------------

AIR FREIGHT & LOGISTICS (0.2%)
Atlas Air Worldwide Holdings,
 Inc.
 Series C
 8.01%, due 1/2/10...........     292,233              250,096
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)......   1,750,000            1,911,389
                                                --------------
                                                     2,161,485
                                                --------------
AIRLINES (0.1%)
American Airlines, Inc.
 8.608%, due 4/1/11..........     320,000              343,797
Delta Air Lines, Inc.
 8.30%, due 12/15/29.........     660,000              526,099
 9.75%, due 5/15/21..........     125,000              121,724
                                                --------------
                                                       991,620
                                                --------------
AUTO LEASES (0.2%)
General Motors Acceptance
 Corp.
 2.135%, due 7/21/03 (f).....   1,890,000            1,881,223
                                                --------------

AUTOMOBILES (0.1%)
Ford Motor Co.
 7.45%, due 7/16/31..........   1,335,000            1,242,681
                                                --------------

CHEMICALS (0.1%)
Equistar Chemical, L.P.
 7.55%, due 2/15/26..........     365,000              263,783
Millennium America Inc.
 7.625%, due 11/15/26........   1,065,000              873,300
                                                --------------
                                                     1,137,083
                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Allied Waste North America
 Inc.
 Series B
 7.875%, due 1/1/09..........     535,000              513,600

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited


                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Waste Management Inc.
 7.75%, due 5/15/32 (c)......  $  870,000       $      872,950
 8.00%, due 4/30/04..........   3,485,000            3,675,037
                                                --------------
                                                     5,061,587
                                                --------------
COMMUNICATIONS EQUIPMENT (0.0%) (B)
Qwest Corp.
 8.875%, due 3/15/12 (c).....     250,000              222,500
                                                --------------

CONTAINERS & PACKAGING (0.0%) (B)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09 (c).....     340,000              340,000
                                                --------------

DIVERSIFIED FINANCIALS (2.3%)
Associates Corp. of North
 America
 6.10%, due 1/15/05..........   3,540,000            3,727,163
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)......     540,000              551,556
Ford Motor Credit Co.
 2.17%, due 6/20/03 (f)......   3,125,000            3,097,628
General Electric Capital Co.
 6.00%, due 6/15/12..........   5,200,000            5,175,336
 6.75%, due 3/15/32..........   3,920,000            3,850,510
H.J. Heinz Finance Co.
 6.75%, due 3/15/32 (c)......   1,125,000            1,113,441
Household Finance Corp.
 5.75%, due 1/30/07..........   1,015,000            1,003,976
 7.625%, due 5/17/32.........   2,545,000            2,508,243
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08.........   4,025,000            4,186,773
                                                --------------
                                                    25,214,626
                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T Corp.
 7.30%, due 11/15/11 (c).....   2,985,000            2,477,550
 8.00%, due 11/15/31 (c).....   4,410,000            3,461,850
Citizens Communications Co.
 7.625%, due 8/15/08.........   1,925,000            1,759,036
 9.00%, due 8/15/31..........   4,570,000            3,818,893
Intermedia Communications
 Inc.
 Series B
 (zero coupon), due 7/15/07
 (j).........................   1,930,000              598,300
 8.875%, due 11/1/07 (j).....   1,485,000              445,500
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..........  10,325,000            6,711,250
 7.75%, due 8/15/26..........     345,000              210,450
 7.90%, due 8/15/10..........     150,000               84,750
Qwest Corp.
 5.625%, due 11/15/08........      20,000               15,000
 7.20%, due 11/1/04..........     320,000              284,800

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Capital Corp.
 5.875%, due 5/1/04..........  $  245,000       $      212,231
 8.75%, due 3/15/32..........     235,000              176,736
WorldCom, Inc.- WorldCom
 Group
 8.25%, due 5/15/31 (j)......   8,270,000            1,240,500
                                                --------------
                                                    21,496,846
                                                --------------
ELECTRIC UTILITIES (1.0%)
CMS Energy Corp.
 Series B
 6.75%, due 1/15/04..........     310,000              232,500
Consumers Energy Co.
 6.00%, due 3/15/05..........   2,615,000            2,387,498
 6.25%, due 9/15/06..........     460,000              408,246
Detroit Edison Co.
 5.05%, due 10/1/05..........   3,405,000            3,459,272
Illinois Power Co.
 7.50%, due 6/15/09..........     370,000              350,205
NRG Energy, Inc.
 7.75%, due 4/1/11...........     610,000              484,950
PPL Energy Supply LLC
 6.40%, due 11/1/11..........   3,730,000            3,475,450
                                                --------------
                                                    10,798,121
                                                --------------
ELECTRICAL EQUIPMENT (0.1%)
Thomas & Betts Corp.
 6.29%, due 2/13/03..........     375,000              364,808
 6.625%, due 5/7/08..........      10,000                9,286
 8.25%, due 1/15/04..........     495,000              499,878
                                                --------------
                                                       873,972
                                                --------------
ENERGY EQUIPMENT & SERVICES (0.0%) (B)
Halliburton Co.
 6.00%, due 8/1/06...........     370,000              354,723
 8.75%, due 2/15/21..........      55,000               51,578
                                                --------------
                                                       406,301
                                                --------------
FOOD PRODUCTS (0.1%)
Smithfield Foods, Inc.
 7.625%, due 2/15/08.........     305,000              304,238
 8.00%, due 10/15/09.........     225,000              228,375
                                                --------------
                                                       532,613
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08..........     400,000              413,000
HCA Inc.
 7.50%, due 11/15/95.........     330,000              312,465
 8.75%, due 9/1/10...........     335,000              378,035
Manor Care, Inc.
 8.00%, due 3/1/08...........     765,000              788,906
McKesson Corp.
 7.65%, due 3/1/27...........     345,000              326,729

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Quest Diagnostics, Inc.
 6.75%, due 7/12/06..........  $1,830,000       $    1,916,927
                                                --------------
                                                     4,136,062
                                                --------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Chumash Casino & Resort
 9.00%, due 7/15/10 (c)......     215,000              217,688
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36.........     320,000              308,617
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...........     420,000              454,299
Hilton Hotels Corp.
 7.625%, due 5/15/08.........     635,000              647,980
Park Place Entertainment Co.
 8.125%, due 5/15/11.........     210,000              208,950
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........   1,035,000              956,049
Station Casinos, Inc.
 8.375%, due 2/15/08.........     410,000              418,713
                                                --------------
                                                     3,212,296
                                                --------------
HOUSEHOLD DURABLES (0.1%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07..........   1,450,000            1,516,870
                                                --------------
IT CONSULTING & SERVICES (0.0%) (B)
Unisys Corp.
 7.25%, due 1/15/05..........     205,000              200,900
                                                --------------

MACHINERY (0.0%) (B)
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..........     415,000              427,450
                                                --------------

MEDIA (0.9%)
Belo Corp.
 8.00%, due 11/1/08..........   1,320,000            1,390,770
CSC Holdings Inc.
 Series B
 7.625%, due 4/1/11..........     585,000              470,679
Liberty Media Corp.
 8.50%, due 7/15/29..........     460,000              440,361
News America, Inc.
 7.25%, due 5/18/18..........     775,000              732,270
Time Warner Inc.
 6.625%, due 5/15/29.........     410,000              319,657

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MEDIA (CONTINUED)
Time Warner Entertainment Co.
 8.375%, due 7/15/33.........  $  250,000       $      248,754
 10.15%, due 5/1/12..........   5,765,000            6,583,636
                                                --------------
                                                    10,186,127
                                                --------------
METALS & MINING (0.1%)
Newmont Mining Corp. Holding
 Co.
 8.625%, due 5/15/11.........     385,000              433,074
United States Steel LLC
 10.75%, due 8/1/08 (c)......     535,000              556,400
                                                --------------
                                                       989,474
                                                --------------
MULTI-UTILITIES & UNREGULATED POWER (1.2%)
AES Corp. (The)
 7.375%, due 6/15/14.........      60,000               48,000
 8.875%, due 2/15/11.........     230,000              142,600
Calpine Corp.
 8.50%, due 2/15/11..........   3,700,000            2,479,000
Energy East Corp.
 5.75%, due 11/15/06.........   1,785,000            1,800,603
PG&E National Energy Group
 10.375%, due 5/16/11........     530,000              540,600
PSE&G Power LLC
 6.875%, due 4/15/06.........   7,090,000            7,342,326
Westar Energy, Inc.
 6.875%, due 8/1/04..........     255,000              240,528
 7.125%, due 8/1/09..........     425,000              377,289
 7.875%, due 5/1/07 (c)......     430,000              427,123
                                                --------------
                                                    13,398,069
                                                --------------
OIL & GAS (1.1%)
Conoco Inc.
 5.90%, due 4/15/04..........   5,355,000            5,577,131
Conoco Funding Co.
 6.35%, due 10/15/11.........   2,085,000            2,161,653
Forest Oil Corp.
 8.00%, due 12/15/11.........     455,000              455,000
Marathon Oil
 6.80%, due 3/15/32..........   2,050,000            1,981,302
Valero Energy Corp.
 7.50%, due 4/15/32..........   1,320,000            1,324,481
Vintage Petroleum, Inc.
 8.25%, due 5/1/12 (c).......     425,000              417,563
                                                --------------
                                                    11,917,130
                                                --------------
PAPER & FOREST PRODUCTS (1.1%)
Georgia-Pacific Corp.
 9.50%, due 5/15/22..........     250,000              240,858
 9.625%, due 3/15/22.........     415,000              403,774
Norske Skog Canada Ltd.
 8.625%, due 6/15/11.........     435,000              445,875
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     985,000              911,125
Rock-Tenn Co.
 8.20%, due 8/15/11..........   5,170,000            5,507,037

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.
 5.50%, due 3/15/05 (c)......  $4,225,000       $    4,340,752
                                                --------------
                                                    11,849,421
                                                --------------
PERSONAL PRODUCTS (0.3%)
Estee Lauder Cos. Inc. (The)
 6.00%, due 1/15/12..........   3,050,000            3,090,769
                                                --------------

PHARMACEUTICALS (0.0%) (B)
MedPartners, Inc.
 7.375%, due 10/1/06.........     435,000              439,350
                                                --------------

REAL ESTATE INVESTMENT TRUSTS (0.2%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07 (f)......     475,000              458,932
GS Escrow Corp.
 7.125%, due 8/1/05..........     445,000              475,253
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........     525,000              550,305
Hospitality Properties Trust
 7.00%, due 3/1/08...........     475,000              469,220
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.........     225,000              231,750
                                                --------------
                                                     2,185,460
                                                --------------
SOFTWARE (0.0%) (B)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03..........     240,000              230,390
                                                --------------
SPECIALTY RETAIL (0.1%)
AmeriGas Partners L.P.
 8.875%, due 5/20/11.........     800,000              832,000
Gap, Inc. (The)
 5.625%, due 5/1/03..........     570,000              562,023
                                                --------------
                                                     1,394,023
                                                --------------
TOBACCO (0.0%) (B)
Standard Commercial Tobacco
 Co., Inc.
 8.875%, due 8/1/05..........     389,000              400,670
                                                --------------
TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Teekay Shipping Corp.
 8.875%, due 7/15/11.........     205,000              213,200
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11..........  $  675,000       $      545,223
 8.75%, due 3/1/31...........   3,335,000            2,575,590
Price Communications Wireless
 Inc.
 Series B
 9.125%, due 12/15/06........   1,015,000            1,056,869
                                                --------------
                                                     4,177,682
                                                --------------
Total Corporate Bonds
 (Cost $156,766,745).........                      142,776,001
                                                --------------
MORTGAGE-BACKED SECURITIES (1.5%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.5%)
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09.........   4,590,000            4,925,492
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..........   4,230,000            4,502,653
Morgan Stanley Capital
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30.........   1,229,693            1,287,892
Mortgage Capital Funding,
 Inc.
 Series 1998-MC3 A2
 6.337%, due 11/18/31........   3,140,000            3,320,983
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05..........   2,830,000            2,849,131
                                                --------------
Total Mortgage-Backed
 Securities
 (Cost $16,094,577)..........                       16,886,151
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (23.7%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.9%)
 3.875%, due 2/15/05 (g).....  16,825,000           17,014,163
 4.875%, due 3/15/07.........   8,650,000            8,841,537
 5.50%, due 1/1/32...........   7,232,231            7,015,359
                                                --------------
                                                    32,871,059
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
 5.25%, due 1/15/09..........   5,900,000            6,026,313
 7.00%, due 7/15/05..........   2,625,000            2,870,697
                                                --------------
                                                     8,897,010
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.5%)
 5.50%, due 12/1/16-1/1/17...  34,378,479           34,457,858
 6.00%, due 5/1/29 (e).......  10,347,343           10,411,010
 6.00%, due 8/14/32 TBA
 (d).........................  16,825,000           16,709,328
 6.50%, due 6/1/31-10/1/31...  26,398,071           26,954,807

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund


                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.00%, due 2/1/32...........  $11,811,629      $   12,246,061
 7.50%, due 8/1/31 (e).......  16,108,369           16,913,738
                                                --------------
                                                   117,692,802
                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 6.00%, due 4/15/29 (e)......   7,324,131            7,366,237
 6.00%, due 9/23/23 TBA
 (d).........................  10,910,000           10,814,538
 7.50%, due 12/15/23-
 12/15/28 (e)................  16,005,037           16,976,965
                                                --------------
                                                    35,157,740
                                                --------------
UNITED STATES TREASURY BONDS (2.7%)
 5.375%, due 2/15/31.........   1,570,000            1,537,374
 6.25%, due 8/15/23-5/15/30
 (g).........................  12,605,000           13,541,551
 6.875%, due 8/15/25 (g).....  12,780,000           14,729,397
                                                --------------
                                                    29,808,322
                                                --------------
UNITED STATES TREASURY NOTES (3.7%)
 3.25%, due 5/31/04..........  21,450,000           21,614,221
 3.50%, due 11/15/06.........     450,000              441,985
 4.625%, due 5/15/06 (g).....   2,060,000            2,121,800
 5.25%, due 8/15/03 (g)......   4,340,000            4,490,203
 5.75%, due 11/15/05-8/15/10
 (g).........................   5,725,000            6,116,289
 5.875%, due 2/15/04.........   1,830,000            1,925,658
 6.25%, due 2/15/03 (g)......   3,910,000            4,016,051
                                                --------------
                                                    40,726,207
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $259,872,037).........                      265,153,140
                                                --------------
YANKEE BONDS (0.8%)

BEVERAGES (0.1%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11 (c)....   2,260,000            1,695,000
                                                --------------
FOREIGN GOVERNMENTS (0.2%)
United Mexican States
 7.50%, due 1/14/12..........   2,240,000            2,214,240
                                                --------------
MARINE (0.1%)
Sea Containers Ltd.
 7.875%, due 2/15/08.........     210,000              153,825
 10.75%, due 10/15/06........     650,000              585,000
                                                --------------
                                                       738,825
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MEDIA (0.2%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........  $  405,000       $      372,549
 7.30%, due 10/15/06.........     360,000              350,189
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12.........     240,000              247,200
 11.00%, due 12/1/15.........     450,000              486,000
Rogers Communications, Inc.
 8.875%, due 7/15/07.........     435,000              395,850
                                                --------------
                                                     1,851,788
                                                --------------
OIL & GAS (0.2%)
Husky Oil, Ltd.
 8.90%, due 8/15/28..........   1,370,000            1,465,084
Triton Energy Ltd.
 8.875%, due 10/1/07.........     365,000              401,500
                                                --------------
                                                     1,866,584
                                                --------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Rogers Wireless
 Communications Inc.
 9.625%, due 5/1/11..........     965,000              656,200
                                                --------------
Total Yankee Bonds
 (Cost $9,920,861)...........                        9,022,637
                                                --------------
Total Long-Term Bonds
 (Cost $461,327,458).........                      452,420,736
                                                --------------
                                 SHARES
                               -----------
COMMON STOCKS (58.3%)

AEROSPACE/DEFENSE (3.0%)
General Dynamics Corp. (g)...     158,700           16,877,745
United Technologies Corp. ...     250,300           16,995,370
                                                --------------
                                                    33,873,115
                                                --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. .................     199,500           10,653,300
                                                --------------

AUTOMOBILES (2.2%)
Harley-Davidson, Inc. (g)....     488,700           25,055,649
                                                --------------

BANKS (2.5%)
Bank of America Corp. .......     199,200           14,015,712
FifthThird Bancorp...........     214,900           14,323,085
                                                --------------
                                                    28,338,797
                                                --------------
BEVERAGES (1.2%)
Coca-Cola Co. (The)..........      63,000            3,528,000
PepsiCo, Inc. ...............     214,000           10,314,800
                                                --------------
                                                    13,842,800
                                                --------------
BIOTECHNOLOGY (0.7%)
Amgen Inc. (a)(g)............     199,200            8,342,496
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Cendant Corp. (a)............     850,300       $   13,502,764
Concord EFS, Inc. (a)........     276,500            8,333,710
First Data Corp. ............     174,200            6,560,372
                                                --------------
                                                    28,396,846
                                                --------------
COMMUNICATIONS EQUIPMENT (0.9%)
Cisco Systems, Inc. (a)......     749,200           10,451,340
                                                --------------

COMPUTERS & PERIPHERALS (0.6%)
International Business
 Machines Corp. (g)..........      90,200            6,494,400
                                                --------------

DIVERSIFIED FINANCIALS (5.4%)
American Express Co. ........     273,700            9,940,784
Citigroup Inc. ..............     420,693           16,301,854
Fannie Mae...................     156,700           11,556,625
Household International,
 Inc. .......................     134,400            6,679,680
MBNA Corp. ..................     102,300            3,383,061
Morgan Stanley...............     203,400            8,762,472
State Street Corp. ..........      78,300            3,500,010
                                                --------------
                                                    60,124,486
                                                --------------
FOOD & DRUG RETAILING (1.9%)
SYSCO Corp. .................     331,100            9,012,542
Walgreen Co. ................     329,300           12,720,859
                                                --------------
                                                    21,733,401
                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter International Inc. ...     443,400           19,704,696
Medtronic, Inc. .............      86,500            3,706,525
                                                --------------
                                                    23,411,221
                                                --------------
HEALTH CARE PROVIDERS & SERVICES (7.6%)
Cardinal Health, Inc. (g)....     204,000           12,527,640
HCA Inc. ....................     309,600           14,706,000
Laboratory Corp. of America
 Holdings (a)................     153,000            6,984,450
Tenet Healthcare Corp. (a)...     182,800           13,079,340
UnitedHealth Group Inc. .....     319,500           29,250,225
WellPoint Health Networks
 Inc. (a)....................     103,100            8,022,211
                                                --------------
                                                    84,569,866
                                                --------------
HOTELS, RESTAURANTS & LEISURE (0.3%)
Starwood Hotels & Resorts
 Worldwide, Inc. ............      97,100            3,193,619
                                                --------------

HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive Co. .......     177,400            8,878,870
                                                --------------
INSURANCE (0.9%)
Marsh & McLennan Cos.,
 Inc. .......................      98,300            9,495,780
                                                --------------


                                 SHARES             VALUE
                               -------------------------------
IT CONSULTING & SERVICES (0.5%)
SunGard Data Systems Inc.
 (a).........................     192,300       $    5,092,104
                                                --------------

MACHINERY (1.1%)
Illinois Tool Works, Inc. ...     174,700           12,040,324
                                                --------------

MEDIA (2.1%)
Clear Channel Communications,
 Inc. (a)....................     182,530            5,844,611
Omnicom Group, Inc. .........     133,700            6,123,460
Viacom, Inc. (a).............     150,199            6,664,330
Walt Disney Co. (The)........     243,600            4,604,040
                                                --------------
                                                    23,236,441
                                                --------------
MULTILINE RETAIL (4.8%)
Costco Wholesale Corp.
 (a)(g)......................     190,300            7,349,386
Kohl's Corp. (a)(g)..........     292,400           20,491,392
Target Corp. ................     309,000           11,476,260
Wal-Mart Stores, Inc. .......     261,800           14,401,618
                                                --------------
                                                    53,718,656
                                                --------------
PHARMACEUTICALS (2.8%)
Johnson & Johnson (g)........     284,000           14,841,840
Pfizer Inc. .................     472,700           16,544,500
                                                --------------
                                                    31,386,340
                                                --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.4%)
Analog Devices, Inc. (a).....     218,200            6,480,540
Applied Materials, Inc.
 (a).........................     433,600            8,247,072
Intel Corp. .................     661,300           12,081,951
KLA-Tencor Corp. (a).........     167,100            7,350,729
Texas Instruments, Inc. .....     404,400            9,584,280
Xilinx, Inc. (a).............     268,200            6,015,726
                                                --------------
                                                    49,760,298
                                                --------------
SOFTWARE (2.4%)
Microsoft Corp. (a)..........     416,100           22,519,332
Oracle Corp. (a).............     398,100            3,770,007
                                                --------------
                                                    26,289,339
                                                --------------
SPECIALTY RETAIL (6.0%)
Bed Bath & Beyond Inc. (a)...     504,700           19,047,378
Best Buy Co., Inc. (a).......     236,850            8,597,655
Gap, Inc. (The)..............     354,900            5,039,580
Home Depot, Inc. (The).......     326,750           12,001,527
Lowe's Cos., Inc. ...........     313,400           14,228,360
TJX Cos., Inc. (The).........     428,200            8,397,002
                                                --------------
                                                    67,311,502
                                                --------------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
NIKE, Inc. (g)...............     135,100            7,248,115
                                                --------------
Total Common Stocks
 (Cost $659,640,180).........                      652,939,105
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund



                                 SHARES             VALUE
                               -------------------------------
PREFERRED STOCKS (0.1%)
ENERGY EQUIPMENT & SERVICES (0.0%) (b)
El Paso Energy Capital Trust
 4.75%.......................       5,995       $      220,616

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Series A (c)(h)(i)...      35,554              572,735

REAL ESTATE INVESTMENT TRUST (0.0%) (b)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)........         510              568,650
                                                --------------
Total Preferred Stocks
 (Cost $1,266,777)...........                        1,362,001
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (3.7%)
COMMERCIAL PAPER (1.6%)
American Express Credit Corp.
 1.68%, due 7/8/02...........  $9,000,000            8,996,219
General Electric Capital
 Corp.
 1.70%, due 7/1/02...........   4,120,000            4,119,611
UBS Finance Delaware LLC
 2.00%, due 7/1/02...........   4,530,000            4,529,497
                                                --------------
Total Commercial Paper
 (Cost $17,645,327)..........                       17,645,327
                                                --------------
FEDERAL AGENCY (0.1%)
Federal Home Loan Bank
 (Discount Note)
 1.87%, due 7/1/02...........   1,440,000            1,439,850
                                                --------------
Total Federal Agency
 (Cost $1,439,850)...........                        1,439,850
                                                --------------
                                 SHARES
                               -----------
INVESTMENT COMPANY (2.0%)
Merrill Lynch Premier
 Institutional
 Fund........................  23,008,369           23,008,369
                                                --------------
Total Investment Company
 (Cost $23,008,369)..........                       23,008,369
                                                --------------
Total Short-Term Investments
 (Cost $42,093,546)..........                       42,093,546
                                                --------------
Total Investments
 (Cost $1,164,327,961) (k)...       102.5%       1,148,815,388(l)
Liabilities in Excess of
 Cash and Other Assets.......        (2.5)         (28,453,010)
                               -----------      --------------
Net Assets...................       100.0%      $1,120,362,378
                               ===========      ==============
                                 NUMBER
                                   OF
                               CONTRACTS (M)        VALUE
                               -------------------------------
WRITTEN CALL OPTION (-0.0%) (b)
COMPUTERS & PERIPHERALS (-0.0%) (b)
International Business
 Machines Corp.
 Strike Price @ $80.00
 Expire 7/20/02 (a)..........        (400)      $      (24,000)
                                                --------------
Total Written Call Option
 (Premium ($58,798)).........                   $      (24,000)
                                                ==============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(e)  Segregated or partially segregated as collateral for
     TBA.
(f)  Floating rate. Rate shown is the rate in effect at June
     30, 2002.
(g)  Represent securities out on loan or a portion which is
     out on loan. (See Note 2)
(h)  Restricted security. (See Note 2)
(i)  Canadian Security.
(j)  Issue in default.
(k)  The cost for federal income tax purposes is
     $1,165,946,151.
(l)  At June 30, 2002, net unrealized depreciation was
     $17,130,763, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $85,182,796 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $102,313,559.
(m)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,164,327,961)*..........................................       $1,148,815,388
Collateral held for securities loaned, at value (Note 2)....          119,472,017
Cash........................................................                4,406
Receivables:
  Investment securities sold................................           28,027,096
  Dividends and interest....................................            5,897,214
  Fund shares sold..........................................              371,594
Other assets................................................               19,433
                                                                   --------------
      Total assets..........................................        1,302,607,148
                                                                   --------------
LIABILITIES:
Written call option, at value (premium received $58,798)
  (Note 2)..................................................               24,000
Securities lending collateral (Note 2)......................          119,472,017
Payables:
  Investment securities purchased...........................           56,225,408
  Fund shares redeemed......................................            1,682,731
  NYLIFE Distributors.......................................              787,849
  Transfer agent............................................              646,488
  Manager...................................................              564,474
  Custodian.................................................               11,947
  Trustees..................................................                6,877
Accrued expenses............................................              126,495
Dividend payable............................................            2,696,484
                                                                   --------------
      Total liabilities.....................................          182,244,770
                                                                   --------------
Net assets..................................................       $1,120,362,378
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      110,694
  Class B...................................................              564,768
  Class C...................................................                3,803
Additional paid-in capital..................................        1,136,084,305
Accumulated net investment loss.............................              (44,538)
Accumulated net realized loss on investments................             (878,879)
Net unrealized depreciation on investments and written call
  option....................................................          (15,477,775)
                                                                   --------------
Net assets..................................................       $1,120,362,378
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  182,275,207
                                                                   ==============
Shares of beneficial interest outstanding...................           11,069,433
                                                                   ==============
Net asset value per share outstanding.......................       $        16.47
Maximum sales charge (5.50% of offering price)..............                 0.96
                                                                   --------------
Maximum offering price per share outstanding................       $        17.43
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $  931,812,861
                                                                   ==============
Shares of beneficial interest outstanding...................           56,476,818
                                                                   ==============
Net asset value and offering price per share outstanding....       $        16.50
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    6,274,310
                                                                   ==============
Shares of beneficial interest outstanding...................              380,283
                                                                   ==============
Net asset value and offering price per share outstanding....       $        16.50
                                                                   ==============

-------
* Includes securities on loan with an average cost of $87,870,281 and a market value of $100,437,962.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   2,524,323
  Interest..................................................     14,357,280
                                                              -------------
    Total income............................................     16,881,603
                                                              -------------
Expenses:
  Manager...................................................      3,902,451
  Distribution--Class B.....................................      3,894,680
  Distribution--Class C.....................................         25,774
  Transfer agent............................................      2,069,018
  Service--Class A..........................................        252,029
  Service--Class B..........................................      1,298,168
  Service--Class C..........................................          8,592
  Shareholder communication.................................        107,068
  Recordkeeping.............................................         75,430
  Custodian.................................................         72,881
  Professional..............................................         65,162
  Trustees..................................................         23,791
  Registration..............................................          2,572
  Miscellaneous.............................................         40,888
                                                              -------------
    Total expenses before waiver............................     11,838,504
Fees waived by Manager and Subadvisor.......................        (63,277)
                                                              -------------
    Net expenses............................................     11,775,227
                                                              -------------
Net investment income.......................................      5,106,376
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN CALL OPTION:
Net realized gain on investments............................      6,250,554
                                                              -------------
Net change in unrealized appreciation on:
  Security transactions.....................................   (177,499,821)
  Written call option transaction...........................         34,798
                                                              -------------
Net unrealized loss on investments and written call option
  transaction...............................................   (177,465,023)
                                                              -------------
Net realized and unrealized loss on investments and written
  call option transaction...................................   (171,214,469)
                                                              -------------
Net decrease in net assets resulting from operations........  $(166,108,093)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $2,244.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months        Year ended
                                                                   ended         December 31,
                                                              June 30, 2002*         2001
                                                              ---------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    5,106,376    $   16,291,953
  Net realized gain (loss) on investments...................       6,250,554        (6,219,169)
  Net change in unrealized appreciation on investments and
    written call option.....................................    (177,465,023)     (220,836,904)
                                                              ---------------   --------------
  Net decrease in net assets resulting from operations......    (166,108,093)     (210,764,120)
                                                              ---------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (1,513,985)       (4,003,522)
    Class B.................................................      (3,894,259)      (12,479,788)
    Class C.................................................         (26,255)          (84,650)
  From net realized gain on investments:
    Class A.................................................              --        (2,578,185)
    Class B.................................................              --       (13,074,863)
    Class C.................................................              --           (86,251)
                                                              ---------------   --------------
      Total dividends and distributions to shareholders.....      (5,434,499)      (32,307,259)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      21,338,739        76,203,286
    Class B.................................................      25,494,577        69,625,456
    Class C.................................................         802,019         1,425,144
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         740,644         6,493,322
    Class B.................................................       1,881,351        24,882,823
    Class C.................................................          11,663           160,565
                                                              ---------------   --------------
                                                                  50,268,993       178,790,596
  Cost of shares redeemed:
    Class A.................................................     (33,052,240)      (58,662,695)
    Class B.................................................     (96,500,181)     (201,154,466)
    Class C.................................................      (1,116,894)       (2,282,892)
                                                              ---------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................     (80,400,322)      (83,309,457)
                                                              ---------------   --------------
      Net decrease in net assets............................    (251,942,914)     (326,380,836)
NET ASSETS:
Beginning of period.........................................   1,372,305,292     1,698,686,128
                                                              ---------------   --------------
End of period...............................................  $1,120,362,378    $1,372,305,292
                                                              ===============   ==============
Accumulated net investment income (loss) at end of period...  $      (44,538)   $      283,585
                                                              ===============   ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                       --------------------------------------------------------------------------
                                                       Six months
                                                         ended                          Year ended December 31,
                                                        June 30,       ----------------------------------------------------------
                                                         2002+           2001          2000        1999        1998        1997
                                                       ----------      --------      --------    --------    --------    --------
Net asset value at beginning of period.............     $  18.92       $  22.14      $  27.23    $  24.96    $  21.44    $  20.09
                                                        --------       --------      --------    --------    --------    --------
Net investment income..............................         0.13           0.34(b)       0.38        0.34        0.39        0.40
Net realized and unrealized gain (loss) on
 investments.......................................        (2.45)         (2.99)        (1.62)       3.69        5.29        3.19
                                                        --------       --------      --------    --------    --------    --------
Total from investment operations...................        (2.32)         (2.65)        (1.24)       4.03        5.68        3.59
                                                        --------       --------      --------    --------    --------    --------
Less dividends and distributions:
 From net investment income........................        (0.13)         (0.35)        (0.39)      (0.34)      (0.39)      (0.40)
 From net realized gain on investments.............           --          (0.22)        (3.46)      (1.42)      (1.77)      (1.84)
                                                        --------       --------      --------    --------    --------    --------
Total dividends and distributions..................        (0.13)         (0.57)        (3.85)      (1.76)      (2.16)      (2.24)
                                                        --------       --------      --------    --------    --------    --------
Net asset value at end of period...................     $  16.47       $  18.92      $  22.14    $  27.23    $  24.96    $  21.44
                                                        ========       ========      ========    ========    ========    ========
Total investment return (a)........................       (12.27%)       (11.92%)       (4.48%)     16.46%      26.93%      18.24%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...........................         1.45%++        1.74%(b)      1.42%       1.32%       1.66%       1.86%
   Net expenses....................................         1.26%++        1.18%         1.13%       1.13%       1.16%       1.15%
   Expenses (before waiver)........................         1.27%++        1.21%         1.15%       1.16%       1.18%       1.15%
Portfolio turnover rate............................           53%           120%          123%        125%        169%        182%
Net assets at end of period (in 000's).............     $182,275       $221,022      $231,649    $203,924    $152,598    $108,329

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Class B                                                      Class C
-------------------------------------------------------------------------------   --------------------------------------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended       Year ended December 31,
     June 30,    --------------------------------------------------------------    June 30,    -------------------------
      2002+         2001         2000         1999         1998         1997        2002+       2001      2000     1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------   ------   ------
     $  18.95    $    22.17   $    27.23   $    24.96   $    21.45   $    20.10    $ 18.95     $ 22.17   $27.23   $24.96
     --------    ----------   ----------   ----------   ----------   ----------    -------     -------   ------   ------
         0.07          0.20(b)       0.18        0.15         0.21         0.29       0.07        0.20(b)   0.18    0.15
        (2.45)        (3.00)       (1.60)        3.69         5.28         3.19      (2.45)      (3.00)   (1.60)    3.69
     --------    ----------   ----------   ----------   ----------   ----------    -------     -------   ------   ------
        (2.38)        (2.80)       (1.42)        3.84         5.49         3.48      (2.38)      (2.80)   (1.42)    3.84
     --------    ----------   ----------   ----------   ----------   ----------    -------     -------   ------   ------
        (0.07)        (0.20)       (0.18)       (0.15)       (0.21)       (0.29)     (0.07)      (0.20)   (0.18)   (0.15)
           --         (0.22)       (3.46)       (1.42)       (1.77)       (1.84)        --       (0.22)   (3.46)   (1.42)
     --------    ----------   ----------   ----------   ----------   ----------    -------     -------   ------   ------
        (0.07)        (0.42)       (3.64)       (1.57)       (1.98)       (2.13)     (0.07)      (0.42)   (3.64)   (1.57)
     --------    ----------   ----------   ----------   ----------   ----------    -------     -------   ------   ------
     $  16.50    $    18.95   $    22.17   $    27.23   $    24.96   $    21.45    $ 16.50     $ 18.95   $22.17   $27.23
     ========    ==========   ==========   ==========   ==========   ==========    =======     =======   ======   ======
       (12.59%)      (12.61%)      (5.10%)      15.60%       25.96%       17.65%    (12.59%)    (12.61%)  (5.10%)  15.60%
         0.70%++       0.99%(b)       0.67%       0.57%       0.91%        1.36%      0.70%++     0.99%(b)   0.67%   0.57%
         2.01%++       1.93%        1.88%        1.88%        1.91%        1.65%      2.01%++     1.93%    1.88%    1.88%
         2.02%++       1.96%        1.90%        1.91%        1.93%        1.65%      2.02%++     1.96%    1.90%    1.91%
           53%          120%         123%         125%         169%         182%        53%        120%     123%     125%
     $931,813    $1,143,755   $1,457,366   $1,678,696   $1,482,411   $1,198,206    $ 6,274     $ 7,528   $9,671   $5,579

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $21.70
        ------
          0.11
          5.03
        ------
          5.14
        ------
         (0.11)
         (1.77)
        ------
         (1.88)
        ------
        $24.96
        ======
         23.94%
          0.91%++
          1.91%++
          1.93%++
           169%
        $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by

Notes to Financial Statements unaudited


appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for

MainStay Total Return Fund


an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS   PREMIUM
                                                              ---------   --------
Options outstanding at December 31, 2001                           0      $      0
Options written                                                 (400)      (58,798)
Options expired                                                    0             0
                                                                ----      --------
Options outstanding at June 30, 2002                            (400)     $(58,798)
                                                                ====      ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at June 30, 2002:

                                                                                            PERCENT
                                              ACQUISITION                       6/30/02        OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Series A Preferred Stock               5/4/98      35,554   $591,699   $572,735      0.1%
                                                                     ========   ========      ===

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $105,963, net of broker fees and rebates, for the six months ended June 30, 2002, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2002:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    1,920,329      $  1,920,329
Janus Government Money Market Fund..........................      187,756           187,756
Cash with Security Lending Agent............................                          8,038
                                                                               ------------
                                                                                  2,116,123
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
COMMERCIAL PAPER
Autobahn Funding Corp.
  1.95%, due 7/2/02.........................................  $10,000,000         9,999,458
                                                                               ------------
MASTER NOTE
Bank of America Securities
  2.13%, due 7/1/02.........................................   50,000,000        50,000,000
                                                                               ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  2.02%, due 7/1/02
  (Collateralized by
  $2,250,000 Comm Series 2000-FL2A Class E
    2.8287%, due 4/15/11 Market Value $2,250,723
  $930,000 DLJ Commercial Mortgage Corp.
    2.56%, due 7/5/08 Market Value $473,154)................    2,668,000         2,668,000

MainStay Total Return Fund


                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (continued)
Credit Suisse First Boston Corp.
  2.05%, due 7/1/02
  (Collateralized by
  $3,000,000 Empire District Electric Co.
    1.76%, due 8/6/02 Market Value $2,994,291
  $3,000,000 Empire District Electric Co.
    1.76%, due 8/12/02 Market Value $2,993,414
  $2,160,000 Falcon Asset Security Corp.
    1.76%, due 8/2/02 Market Value $2,156,310
  $2,501,000 Gotham Funding Corp.
    1.76%, due 8/9/02 Market Value $2,495,875
  $500,000 Hydro-Quebec
    1.78%, due 12/3/02 Market Value $496,091
  $50,000 ING America Insurance Holdings
    1.73%, due 8/23/02 Market Value $49,863
  $290,000 Laclede Gas Co.
    1.80%, due 7/2/02 Market Value $289,942
  $2,800,000 Laclede Gas Co.
    2.98%, due 7/31/02 Market Value $2,795,490
  $4,500,000 Laclede Gas Co.
    1.81%, due 8/23/02 Market Value $4,487,714
  $5,000,000 Laclede Gas Co.
    1.89%, due 9/9/02 Market Value $4,982,219
  $1,255,000 Locap Inc.
    1.84%, due 8/28/02 Market Value $1,251,268).............  $24,498,000      $ 24,498,000
Deutsche Bank Alex Brown Inc.
  2.07%, due 7/1/02
  (Collateralized by
  $3,569,969 General Electric Capital Corp.
    5.875%, due 2/15/12 Market Value $3,552,583
  $10,000,000 Niagara Mohawk Power Co.
    8.00%, due 6/1/04 Market Value $11,106,014
  $185,747 Norsk Hydro
    7.25%, due 9/23/27 Market Value $196,572
  $781,915 Wachovia Corp.
    7.50%, due 7/15/06 Market Value $894,830)...............   15,000,000        15,000,000
Morgan (J.P.) Securities Inc.
  2.05%, due 7/1/02
  (Collateralized by
  $1,250,000 Fort James Corp.
    6.70%, due 11/15/03 Market Value $1,252,857
  $500,000 Penney (J.C.) Co. Inc.
    7.40%, due 4/1/37 Market Value $490,000
  $8,245,000 Prudential Funding LLC
    6.60%, due 5/15/08 Market Value $8,834,820).............   10,000,000        10,000,000

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (continued)
Morgan Stanley
  2.05%, due 7/1/02
  (Collateralized by
  $153,000 Abitibi-Consolidated Inc.
    8.55%, due 8/1/01 Market Value $160,560
  $300,000 Arvin Industries Inc.
    7.125%, due 3/15/09 Market Value $299,937
  $450,000 Capital One Bank Corp.
    6.50%, due 7/30/04 Market Value $469,914
  $125,000 Clear Channel Communications Inc.
    7.875%, due 6/15/05 Market Value $131,589
  $350 Continental Airlines Inc.
    6.795%, due 8/2/18 Market Value $340
  $180,000 Continental Airlines Inc.
    7.566%, due 3/15/20 Market Value $171,571
  $225,000 Domtar Inc.
    7.875%, due 10/15/11 Market Value $244,321
  $54,000 Dynegy Holdings Inc.
    8.125%, due 3/15/05 Market Value $43,470
  $30,000 FirstEnergy Corp.
    5.50%, due 11/15/06 Market Value $29,222
  $283,000 Health Net Inc.
    8.375%, due 4/15/11 Market Value $314,846
  $280,000 Koninklijke KPN NV
    8.00%, due 10/1/10 Market Value $286,286
  $500 Koninklijke KPN NV
    8.375%, due 10/1/30 Market Value $500
  $400,000 Kroger Co.
    7.375%, due 3/1/05 Market Value $444,038
  $73,000 News America Holdings
    8.50%, due 2/23/25 Market Value $79,169
  $400,000 Niagara Mohawk Power Co.
    7.75%, due 10/1/08 Market Value $459,958
  $250,000 Sprint Capital Corp.
    6.375%, due 5/1/09 Market Value $206,832
  $350,000 Union Pacific Co.
    6.50%, due 4/15/12 Market Value $362,992
  $50,000 United Airlines Inc.
    7.032%, due 10/1/10 Market Value $46,123
  $100,000 United Airlines, Inc.
    7.783%, due 1/1/14 Market Value $81,704)................  $ 3,600,000      $  3,600,000
                                                                               ------------
                                                                                 55,766,000
                                                                               ------------
Total investments made with cash collateral.................                   $117,881,581
                                                                               ============

MainStay Total Return Fund


                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
Non-cash collateral received and held by the Portfolio at
  June 30, 2002:
United States Treasury Bonds
  5.50%, due 8/15/28........................................  $   103,000      $    102,549
  6.00%, due 2/15/26........................................      275,000           292,445
  6.25%, due 5/15/30........................................       50,000            54,609
  7.50%, due 11/15/16.......................................      105,000           127,510
  8.75%, due 8/15/20........................................      107,000           148,897
  11.25%, due 2/15/15.......................................      200,000           319,563
United States Treasury Notes
  3.625%, due 1/15/08.......................................      200,000           236,750
  5.625%, due 5/15/08.......................................      100,000           107,469
  6.50%, due 10/15/06.......................................      180,000           200,644
                                                                               ------------
Total non-cash collateral...................................                   $  1,590,436
                                                                               ============
Total collateral............................................                   $119,472,017
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased, other than short-term securities, for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain (loss) by $420,895. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,513,377.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay Total Return Fund


Through March 11, 2002, the Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets and had voluntarily established a fee breakpoint of 0.60% on assets in excess of $500 million. Effective March 12, 2002, the Manager established contractual fee breakpoints for its management fee of 0.64% annually on assets up to $500 million and 0.60% annually on assets in excess of $500 million. For the six months ended June 30, 2002 the Manager earned $3,902,451 and waived $63,277 of its fees, pursuant to its voluntary fee breakpoint.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor through March 11, 2002 a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager had voluntarily established a fee breakpoint, the Subadvisor had voluntarily agreed to do so proportionately. Effective March 12, 2002, the Manager pays the Subadvisor a monthly fee of 0.32% on assets up to $500 million and 0.30% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,225 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,314, $297,435 and $706, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible.

Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $2,069,018.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $13,194 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $75,430 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX

At December 31, 2001, for federal income tax purposes, capital loss carryforward of $5,533,277 was available, to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that this carryforward is used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $6,138 of qualifying capital losses that arose during the year after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities, other than short-term securities, were $199,884 and $159,463, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $450,349 and $520,302, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

MainStay Total Return Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2002*               DECEMBER 31, 2001
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   -------
Shares sold...............................    1,181     1,409       44      3,871      3,485      70
Shares issued in reinvestment of dividends
  and distributions.......................       40       103        1        343      1,315       8
                                             ------    ------      ---     ------    -------    ----
                                              1,221     1,512       45      4,214      4,800      78
Shares redeemed...........................   (1,835)   (5,385)     (62)    (2,992)   (10,173)   (117)
                                             ------    ------      ---     ------    -------    ----
Net increase (decrease)...................     (614)   (3,873)     (17)     1,222     (5,373)    (39)
                                             ======    ======      ===     ======    =======    ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSTR10- 08/02
                                                    14

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000 Value Index and Inflation
                                                              --Class A, Class B, and Class C Shares           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Value Fund versus Russell 1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -13.56%, 5 Years 1.45%, 10 Years 9.03%

[CLASS A SHARES PERFORMANCE GRAPH]

                                                                               RUSSELL 1000 VALUE
PERIOD END                                         MAINSTAY VALUE FUND              INDEX(1)                INFLATION (CPI)(2)
----------                                         -------------------         ------------------           ------------------
6/92                                                  $ 9,450.00                   $10,000.00                   $10,000.00
6/93                                                  $11,348.00                   $12,167.00                   $10,300.00
6/94                                                  $12,048.00                   $12,359.00                   $10,557.00
6/95                                                  $13,855.00                   $14,887.00                   $10,878.00
6/96                                                  $16,582.00                   $18,553.00                   $11,185.00
6/97                                                  $20,876.00                   $24,711.00                   $11,432.00
6/98                                                  $23,823.00                   $31,836.00                   $11,620.00
6/99                                                  $24,558.00                   $37,050.00                   $11,849.00
6/00                                                  $21,730.00                   $33,748.00                   $12,291.00
6/01                                                  $25,950.00                   $37,236.00                   $12,691.00
6/02                                                  $23,736.00                   $33,902.00                   $12,827.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -13.74%, 5 Years 1.57%, 10 Years 9.10% Class C Total Returns: 1 Year -10.13%, 5 Years 1.86%, 10 Years 9.10%

[CLASS B AND CLASS C SHARES PERFORMANCE GRAPH]

                                                                               RUSSELL 1000 VALUE
PERIOD END                                         MAINSTAY VALUE FUND              INDEX(1)                INFLATION (CPI)(2)
----------                                         -------------------         ------------------           ------------------
6/92                                                  $10,000.00                   $10,000.00                   $10,000.00
6/93                                                  $12,008.00                   $12,167.00                   $10,300.00
6/94                                                  $12,749.00                   $12,359.00                   $10,557.00
6/95                                                  $14,618.00                   $14,887.00                   $10,878.00
6/96                                                  $17,394.00                   $18,553.00                   $11,185.00
6/97                                                  $21,787.00                   $24,711.00                   $11,432.00
6/98                                                  $24,706.00                   $31,836.00                   $11,620.00
6/99                                                  $25,277.00                   $37,050.00                   $11,849.00
6/00                                                  $22,195.00                   $33,748.00                   $12,291.00
6/01                                                  $26,316.00                   $37,236.00                   $12,691.00
6/02                                                  $23,888.00                   $33,902.00                   $12,827.00

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2002, the equity markets suffered from weak corporate earnings and severe setbacks in investor confidence. As corporate profits con-tinued to deteriorate, hopes for a rebound in the second half of 2002 faded. Many market participants now believe that a recovery is not likely before 2003.

On the heels of the Enron debacle, WorldCom provided an opening round of bad news with a shocking $3.8 billion earnings restatement. Additional scandals in the executive offices of Tyco International, Global Crossing, Dynegy, and others reverberated throughout the marketplace, and suppliers and competitors in related industries suffered from guilt-by-association. Corporate bankruptcies have rapidly spread from dot.coms to more mainstream businesses. Ongoing investigations in these cases have left a cloud of cynicism and uncertainty over the market. Global events have also taken a toll on stock-market performance. The war on terrorism has begun to fuel deficit spending and tensions in the Middle East have continued unabated.

A variety of positive economic indicators are helping to counterbalance market pessimism. Real gross domestic product grew at a healthy 5.0% in the first quarter of 2002. Inflation and interest rates have both remained low, even without Federal Reserve intervention in the first half of the year. Consumers have used lower interest rates to refinance expensive mortgages and have used the proceeds to stimulate housing and auto sales. We believe that eventually, the stock market will begin to reflect these positive economic forces, but it may take time for equity prices to align with sustainable earnings potential.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Value Fund Class A shares returned -6.28% and Class B and Class C returned -6.64%, excluding all sales charges. All share classes outperformed the -9.21% return for the average Lipper(1) large-cap value fund over the same period. All share classes underperformed the -4.78% return of the Russell 1000(R) Value Index(2) for the first six months of 2002.

STRONG AND WEAK PERFORMERS

Among the Fund's strongest contributors to performance was Raytheon, a major defense company, whose shares rose 26% during the first six months of 2002. Increased government defense spending helped the company generate enough gains to more than offset losses from its commercial-aviation business. TRW is an aerospace/defense company and automotive-parts manufacturer that benefited the performance of the Fund when an unsolicited buyout offer from Northrup Grumman pushed the stock price higher. By the time the Fund sold its position in TRW, higher subsequent offers had driven the price of the shares up

-------


(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Russell 1000 Value Index.

(3) Unless otherwise noted, returns are for the six months ended June 30, 2002.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

PERIOD END                                                                   TOTAL RETURN
----------                                                                   ------------
12/92                                                                            19.52%
12/93                                                                            13.55%
12/94                                                                            -0.22%
12/95                                                                            28.74%
12/96                                                                            21.84%
12/97                                                                            21.88%
12/98                                                                            -7.41%
12/99                                                                             8.33%
12/00                                                                            11.89%
12/01                                                                            -1.74%
6/02                                                                             -6.28%

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 9 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

PERIOD END                                                                   TOTAL RETURN
----------                                                                   ------------
12/92                                                                            19.52%
12/93                                                                            13.55%
12/94                                                                            -0.22%
12/95                                                                            28.01%
12/96                                                                            21.11%
12/97                                                                            21.29%
12/98                                                                            -8.09%
12/99                                                                             7.51%
12/00                                                                            11.05%
12/01                                                                            -2.45%
6/02                                                                             -6.64%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 9 for more information on performance.

37% from their value at year-end 2001. We sold the Fund's TRW shares when they reached our price target.

American Standard, best known for air conditioners, plumbing supplies, and automotive breaking systems, was a large Fund position that advanced 10% in the first half of 2002. The increase came from the company's restructuring efforts, its improved earnings trends, and its efforts to put cash flow to work in value-enhancing ways. We reduced the Fund's position in American Standard as the stock approached our price target.

The Fund established a position in Kraft Foods during the company's 2001 initial public offering. In the first half of 2002, investors rewarded the company's relatively stable earnings stream, and the shares rose 21% over the reporting period. We reduced the Fund's position in Kraft Foods as the company's multiples expanded and the shares approached our price target.

Sears, Roebuck was another positive contributor to the Fund's performance, as the retail giant continued to deliver on new management's turnaround strategy initiated in 2001. The company closed unprofitable stores, reduced its business lines, and took measures to contain costs. The company's credit card portfolio showed surprising strength in the face of a recession, and Sears, Roebuck stock rose 14% over the six-month reporting period. We trimmed the Fund's position in the stock as it approached our price target.

WorldCom was among the stocks that detracted from the Fund's performance in the first half of the year. A host of negative factors including liquidity concerns, management turmoil, and weakening long-distance fundamentals pushed the shares down dramatically. Early in the year, we became concerned over the company's weakening fundamental outlook and its policies on capitalizing expenses. As a result, we began selling the Fund's WorldCom position in January at levels approximately 23% lower than our average cost and the end-of-2001 close. We completed the full sale of the position in February at prices approximately 53% below those levels. Although the stock was a negative contributor in the first half of 2002, these sales prevented a much greater loss when earlier accounting concerns developed into full-blown fraud. WorldCom ended the period down 94%.

The Fund's shares in El Paso were down 54% for the first six months of the year. The stock suffered its sharpest decline in May, after the company lowered its near-term earnings outlook and reduced its exposure to the merchant energy business. Since we had anticipated a more positive outlook for El Paso's merchant energy segment, we sold a portion of the Fund's position. Nevertheless, we believe the asset value of El Paso's pipeline and production businesses is significantly higher than the share price reflects, and the Fund has maintained a reduced position in the company.

IBM shares dropped 40% during the first half of 2002 due to general weakness in technology stocks and the company's end markets. We believe that end-of-June levels largely reflected the difficulties and that IBM may be one of the leading beneficiaries when spending stabilizes in the information-technology sector.

Long-distance carrier Sprint FON Group suffered from WorldCom fallout, a difficult business environment, and credit concerns that led to rating-agency downgrades. Seeing no near-term relief for the difficulties in the company or the industry, we sold the Fund's shares near the end of June for a loss of 50% from the beginning of 2002 and took advantage of the tax loss to offset other gains in the portfolio. Since the time of our sale, the shares have declined further. Tellabs, a telecommunications-equipment manufacturer also was a drag on performance during the first half of the year, with shares dropping 58% on weak carrier spending, WorldCom woes, and the loss of the company's CEO to Qwest. The Fund continues to hold the shares, since Tellabs has a very solid balance sheet and a good product line-up with major carriers. We believe that the market's reaction to the CEO's departure was excessive, that finding a new CEO will not be difficult, and that the company is poised to benefit when telecommunications spending increases.

LOOKING AHEAD

In the short term, we remain cautious and defensive. Recent accounting scandals may intensify the impact that weaker profit expectations will have on stock prices. We believe that economic growth is likely to take hold at some point and that corporate profits will eventually improve. In the meantime, we appear to have been correct in predicting that structural issues could prevent some sectors from responding to liquidity and that their respective recoveries might be more muted than anticipated. As market valuations adjust to new realities, we will continue to use our disciplined investment approach to seek opportunities as they may arise among quality companies with value-enhancing attributes.

Our cash-flow oriented process has proved beneficial in turbulent markets. Among stocks that appear inexpensive, many have been eliminated from consideration because they lack adequate catalysts for growth. We remain confident that our disciplined, research-driven approach will continue to uncover attractive opportunities even in difficult periods. Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/02
    Class A              -8.53%     2.60%     9.65%          9.61%
    Class B              -9.23%     1.86%     9.10%          9.27%
    Class C              -9.23%     1.86%     9.10%          9.27%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/02
    Class A             -13.56%     1.45%     9.03%          9.23%
    Class B             -13.74%     1.57%     9.10%          9.27%
    Class C             -10.13%     1.86%     9.10%          9.27%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/02
    Class A              47 out of  99 out of      n/a           88 out of
                        347 funds   169 funds                   113 funds
    Class B              59 out of  116 out of  50 out of        28 out of
                        347 funds   169 funds   61 funds         32 funds
    Class C              59 out of     n/a         n/a           85 out of
                        347 funds                               219 funds
    Average Lipper
    large-cap value
    fund                 -13.43%      3.30%       10.78%         10.73%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $17.32      $0.0365      $0.0000
    Class B     $17.30      $0.0000      $0.0000
    Class C     $17.30      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A shares were first offered to the public on 1/3/95, Class B shares on 6/30/02, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited




                                    SHARES            VALUE
                                 ------------------------------
COMMON STOCKS (92.2%)+

AEROSPACE & DEFENSE (2.7%)
Raytheon Co. ..................      339,400       $ 13,830,550
United Technologies Corp. .....      111,400          7,564,060
                                                   ------------
                                                     21,394,610
                                                   ------------
AUTOMOBILES (1.4%)
General Motors Corp. ..........      207,400         11,085,530
                                                   ------------
BANKS (6.9%)
Bank of America Corp. .........      166,900         11,743,084
FleetBoston Financial Corp. ...      389,410         12,597,414
PNC Financial Services Group,
 Inc. (The)....................      230,500         12,050,540
Washington Mutual, Inc. .......      512,150         19,005,886
                                                   ------------
                                                     55,396,924
                                                   ------------
BUILDING PRODUCTS (4.2%)
American Standard Cos., Inc.
 (a)...........................      443,000         33,269,300
                                                   ------------

CHEMICALS (0.7%)
Air Products & Chemicals,
 Inc. .........................      115,400          5,824,238
                                                   ------------
COMMUNICATIONS EQUIPMENT (2.6%)
Motorola, Inc. ................    1,329,700         19,174,274
Tellabs, Inc. (a)(c)...........      260,600          1,646,992
                                                   ------------
                                                     20,821,266
                                                   ------------
COMPUTERS & PERIPHERALS (1.4%)
Gateway, Inc. (a)(c)...........    1,106,100          4,911,084
International Business
 Machines Corp. (c)............       90,000          6,480,000
                                                   ------------
                                                     11,391,084
                                                   ------------
DIVERSIFIED FINANCIALS (9.6%)
Citigroup, Inc. ...............      708,766         27,464,682
Goldman Sachs Group, Inc.
 (The).........................      144,300         10,584,405
J.P. Morgan Chase & Co. .......      306,280         10,389,018
Merrill Lynch & Co., Inc. .....      362,300         14,673,150
Prudential Financial, Inc.
 (a)...........................      411,900         13,740,984
                                                   ------------
                                                     76,852,239
                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
ALLTEL Corp. (c)...............      379,200         17,822,400
Verizon Communications,
 Inc. .........................      599,000         24,049,850
                                                   ------------
                                                     41,872,250
                                                   ------------
ELECTRICAL EQUIPMENT (1.6%)
Cooper Industries Ltd.
 Class A.......................      324,800         12,764,640
                                                   ------------

                                    SHARES            VALUE
                                 ------------------------------
FOOD & DRUG RETAILING (3.4%)
CVS Corp. .....................      314,800       $  9,632,880
Kroger Co. (The) (a)...........      668,400         13,301,160
Safeway, Inc. (a)..............      135,400          3,952,326
                                                   ------------
                                                     26,886,366
                                                   ------------
FOOD PRODUCTS (2.2%)
Heinz (H.J.) Co. ..............      210,200          8,639,220
Kraft Foods, Inc.
 Class A.......................      231,200          9,467,640
                                                   ------------
                                                     18,106,860
                                                   ------------
GAS UTILITIES (1.0%)
El Paso Corp. .................      390,680          8,051,915
                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
CIGNA Corp. ...................      183,400         17,866,828
                                                   ------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
McDonald's Corp. ..............      668,500         19,018,825
                                                   ------------

HOUSEHOLD PRODUCTS (3.2%)
Kimberly-Clark Corp. ..........      349,600         21,675,200
Procter & Gamble Co. (The).....       48,700          4,348,910
                                                   ------------
                                                     26,024,110
                                                   ------------
INSURANCE (7.5%)
Allstate Corp. (The)...........      431,700         15,964,266
Chubb Corp. (The)..............      243,000         17,204,400
Hartford Financial Services
 Group, Inc. (The).............      259,300         15,420,571
Lincoln National Corp. ........      181,900          7,639,800
Travelers Property Casualty
 Corp. Class A (a).............      222,400          3,936,480
                                                   ------------
                                                     60,165,517
                                                   ------------
IT CONSULTING & SERVICES (2.4%)
Computer Sciences Corp. (a)....      260,500         12,451,900
Electronic Data Systems
 Corp. ........................      125,800          4,673,470
Unisys Corp. (a)...............      213,600          1,922,400
                                                   ------------
                                                     19,047,770
                                                   ------------
MACHINERY (3.2%)
Ingersoll-Rand Co.
 Class A.......................      208,800          9,533,808
Navistar International Corp.
 (a)...........................      495,800         15,865,600
                                                   ------------
                                                     25,399,408
                                                   ------------
METALS & MINING (2.3%)
Alcoa, Inc. (c)................      560,456         18,579,116
                                                   ------------

MULTILINE RETAIL (2.7%)
Sears, Roebuck & Co. ..........      398,100         21,616,830
                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund




                                    SHARES            VALUE
                                 ------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS (9.5%)
ChevronTexaco Corp. ...........      249,152       $ 22,049,952
ExxonMobil Corp. (c)...........      335,800         13,740,936
Phillips Petroleum Co. ........      370,300         21,803,264
Unocal Corp. (c)...............      498,650         18,420,131
                                                   ------------
                                                     76,014,283
                                                   ------------
PAPER & FOREST PRODUCTS (6.6%)
International Paper Co. .......      694,800         30,279,384
MeadWestvaco Corp. ............      683,837         22,949,570
                                                   ------------
                                                     53,228,954
                                                   ------------
PHARMACEUTICALS (2.6%)
Barr Laboratories, Inc. (a)....       98,900          6,283,117
Bristol-Myers Squibb Co. ......      176,600          4,538,620
Schering-Plough Corp. .........       67,900          1,670,340
Watson Pharmaceuticals, Inc.
 (a)...........................      342,200          8,647,394
                                                   ------------
                                                     21,139,471
                                                   ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe
 Corp. (c).....................      603,800         18,114,000
                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Advanced Micro Devices, Inc.
 (a)...........................    1,031,900         10,030,068
                                                   ------------

TOBACCO (1.1%)
Philip Morris Cos., Inc. ......      199,900          8,731,632
                                                   ------------
Total Common Stocks (Cost
 $736,636,482).................                     738,694,034
                                                   ------------
CONVERTIBLE PREFERRED STOCK (1.2%)

AUTOMOBILES (1.2%)
Ford Motor Co. Capital Trust II
 6.50%.........................      168,100          9,455,625
                                                   ------------
Total Convertible Preferred
 Stock
 (Cost $8,541,732).............                       9,455,625
                                                   ------------
                                    NUMBER
                                      OF
                                  CONTRACTS
                                 ------------
PURCHASED CALL OPTION (0.0%) (b)

INDUSTRIAL CONGLOMERATES (0.0%) (b)
General Electric Co.
 Strike Price $22.50
 Expire 9/21/02 (a)............        7,000            280,000
                                                   ------------
Total Purchased Call Option
 (Cost $329,000)...............                         280,000
                                                   ------------
                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
SHORT-TERM INVESTMENTS (5.9%)

COMMERCIAL PAPER (5.9%)
American Express Credit Corp.
 1.68%, due 7/8/02.............  $20,000,000       $ 19,991,598
Federal Home Loan Bank
 1.87%, due 7/1/02.............    7,090,000          7,089,263
Freddie Mac
 1.87%, due 7/1/02.............    3,730,000          3,729,613
General Electric Capital Corp.
 1.70%, due 7/1/02.............    6,105,000          6,104,423
UBS Finance Delaware LLC
 2.00%, due 7/1/02.............   10,000,000          9,998,889
                                                   ------------
Total Commercial Paper
 (Cost $46,913,786)............                      46,913,786
                                                   ------------
Total Short-Term Investments
 (Cost $46,913,786)............                      46,913,786
                                                   ------------
Total Investments
 (Cost $792,421,000) (d).......         99.3%       795,343,445(e)
Cash and Other Assets,
 Less Liabilities..............          0.7          5,942,046
                                 ------------      ------------
Net Assets.....................        100.0%      $801,285,491
                                 ============      ============
                                    NUMBER
                                      OF
                                  CONTRACTS
                                 ------------
WRITTEN CALL OPTIONS (-0.1%)

BUILDING PRODUCTS (0.0%) (b)
American Standard Cos., Inc.
 Strike Price $80.00
 Expire 10/19/02 (a)...........         (600)      $   (162,000)
                                                   ------------

FOOD PRODUCTS (0.0%) (b)
Kraft Foods, Inc.
 Strike Price $45.00
 Expire 9/21/02 (a)............       (2,100)          (115,500)
                                                   ------------

IT CONSULTING & SERVICES (0.0%) (b)
Computer Sciences Corp.
 Strike Price $50.00
 Expire 7/20/02 (a)............       (1,250)          (125,000)

MACHINERY (0.0%) (b)
Ingersoll-Rand Co.
 Strike Price $50.00
 Expire 9/21/02 (a)............       (1,320)          (151,800)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NUMBER
                                      OF
                                  CONTRACTS           VALUE
                                 ------------------------------
WRITTEN CALL OPTIONS (CONTINUED)

MULTILINE RETAIL (-0.1%)
Sears, Roebuck and Co.
 Strike Price $55.00                               $   (378,000)
 Expire 8/17/02 (a)............       (1,260)
Total Written Call Options                         $   (932,300)
 (Premium ($1,022,541))........

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Represents security of which a portion is out on loan.
     (See Note 2)
(d)  The cost for federal income tax purposes is $799,000,505.
(e) At June 30, 2002, net unrealized depreciation was $3,657,060, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $56,428,356 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $60,085,416.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $792,421,000).............................................       $795,343,445
Cash........................................................              4,466
Collateral held for securities loaned, at value (Note 2)....         24,428,314
Receivables:
  Investment securities sold................................         40,596,830
  Dividends and interest....................................          1,747,673
  Fund shares sold..........................................            417,508
  Other assets..............................................             19,536
                                                                   ------------
        Total assets........................................        862,557,772
                                                                   ------------
LIABILITIES:
Written Call Option, at value (premium received $1,022,541)
  (Note 2)..................................................            932,300
Securities lending collateral (Note 2)......................         24,428,314
Payables:
  Investment securities purchased...........................         33,295,796
  Fund shares redeemed......................................            901,435
  NYLIFE Distributors.......................................            559,621
  Transfer agent............................................            404,907
  Manager...................................................            393,045
  Custodian.................................................              6,326
  Trustees..................................................              4,284
Accrued expenses............................................             89,187
Dividend payable............................................            257,066
                                                                   ------------
        Total liabilities...................................         61,272,281
                                                                   ------------
Net assets..................................................       $801,285,491
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     70,429
  Class B...................................................            391,354
  Class C...................................................              1,397
Additional paid-in capital..................................        793,877,452
Accumulated undistributed net investment income.............            393,425
Accumulated undistributed net realized gain on
  investments...............................................          3,538,748
Net unrealized appreciation on investments and written call
  options...................................................          3,012,686
                                                                   ------------
Net assets..................................................       $801,285,491
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $121,968,794
                                                                   ============
Shares of beneficial interest outstanding...................          7,042,913
                                                                   ============
Net asset value per share outstanding.......................       $      17.32
Maximum sales charge (5.50% of offering price)..............               1.01
                                                                   ------------
Maximum offering price per share outstanding................       $      18.33
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $676,901,025
                                                                   ============
Shares of beneficial interest outstanding...................         39,135,410
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.30
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,415,672
                                                                   ============
Shares of beneficial interest outstanding...................            139,664
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.30
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  8,016,590
  Interest..................................................       502,001
                                                              ------------
    Total income............................................     8,518,591
                                                              ------------
Expenses:
  Distribution--Class B.....................................     2,699,139
  Distribution--Class C.....................................         7,150
  Manager...................................................     2,568,273
  Transfer agent............................................     1,317,251
  Service--Class A..........................................       163,807
  Service--Class B..........................................       899,713
  Service--Class C..........................................         2,384
  Shareholder communication.................................        76,000
  Recordkeeping.............................................        55,714
  Professional..............................................        44,224
  Custodian.................................................        43,465
  Trustees..................................................        16,210
  Registration..............................................        12,582
  Miscellaneous.............................................        18,368
                                                              ------------
    Total expenses..........................................     7,924,280
                                                              ------------
Net investment income.......................................       594,311
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................       224,612
  Option transactions.......................................     2,287,840
                                                              ------------
Net realized gain on investments............................     2,512,452
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions:....................................   (60,900,939)
  Written call option transaction:..........................       162,296
                                                              ------------
Net unrealized loss on investments..........................   (60,738,643)
                                                              ------------
Net realized and unrealized loss on investments.............   (58,226,191)
                                                              ------------
Net decrease in net assets resulting from operations........  $(57,631,880)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                ended June     December 31,
                                                                30, 2002*          2001
                                                              --------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    594,311    $   3,113,997
  Net realized gain on investments..........................      2,512,452       12,792,106
  Net change in unrealized appreciation (depreciation) on
    investments and written call options....................    (60,738,643)     (37,116,128)
                                                               ------------    -------------
  Net decrease in net assets resulting from operations......    (57,631,880)     (21,210,025)
                                                               ------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (254,810)      (1,303,048)
    Class B.................................................             --       (1,753,973)
    Class C.................................................             --           (3,052)
  From net realized gain on investments:
    Class A.................................................             --         (603,636)
    Class B.................................................             --       (3,193,706)
    Class C.................................................             --           (6,364)
                                                               ------------    -------------
      Total dividends and distributions to shareholders.....       (254,810)      (6,863,779)
                                                               ------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     58,724,812      123,490,233
    Class B.................................................     27,002,825       61,834,698
    Class C.................................................      1,183,117        1,217,119
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --        1,900,229
    Class B.................................................             --        4,810,706
    Class C.................................................             --            2,628
                                                               ------------    -------------
                                                                 86,910,754      193,255,613
  Cost of shares redeemed:
    Class A.................................................    (69,227,123)     (93,834,605)
    Class B.................................................    (54,903,787)    (107,272,547)
    Class C.................................................       (241,447)        (328,843)
                                                               ------------    -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (37,461,603)      (8,180,382)
                                                               ------------    -------------
      Net decrease in net assets............................    (95,348,293)     (36,254,186)
NET ASSETS:
Beginning of period.........................................    896,633,784      932,887,970
                                                               ------------    -------------
End of period...............................................   $801,285,491    $ 896,633,784
                                                               ============    =============
Accumulated undistributed net investment income at end of
  period....................................................   $    393,425    $      53,924
                                                               ============    =============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                Class A
                                       ------------------------------------------------------------------------------------------
                                       Six months
                                         ended                                  Year ended December 31,
                                        June 30,       --------------------------------------------------------------------------
                                         2002+            2001            2000            1999            1998            1997
                                       ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at beginning of
 period..............................   $  18.52       $    19.12      $    18.18      $    17.16      $    21.76      $    20.34
                                        --------       ----------      ----------      ----------      ----------      ----------
Net investment income (loss).........       0.04             0.19            0.15            0.12            0.23            0.27
Net realized and unrealized gain
 (loss) on investments...............      (1.20)           (0.52)           1.96            1.29           (1.92)           4.10
                                        --------       ----------      ----------      ----------      ----------      ----------
Total from investment operations.....      (1.16)           (0.33)           2.11            1.41           (1.69)           4.37
                                        --------       ----------      ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income..........      (0.04)           (0.19)          (0.15)          (0.00)(b)       (0.23)          (0.27)
 From net realized gain on
   investments.......................         --            (0.08)          (0.91)          (0.32)          (2.68)          (2.68)
 Return of capital...................         --               --           (0.11)          (0.07)             --              --
                                        --------       ----------      ----------      ----------      ----------      ----------
Total dividends and distributions....      (0.04)           (0.27)          (1.17)          (0.39)          (2.91)          (2.95)
                                        --------       ----------      ----------      ----------      ----------      ----------
Net asset value at end of period.....   $  17.32       $    18.52      $    19.12      $    18.18      $    17.16      $    21.76
                                        ========       ==========      ==========      ==========      ==========      ==========
Total investment return (a)..........      (6.28%)          (1.74%)         11.89%           8.33%          (7.41%)         21.88%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)......       0.77%++          0.99%           0.73%           0.70%           1.03%           1.22%
   Expenses..........................       1.22%++          1.20%           1.20%           1.13%           1.09%           1.11%
Portfolio turnover rate..............         29%              88%             92%             61%             83%             61%
Net assets at end of period (in
 000's)..............................   $121,969       $  141,703      $  113,111      $  117,036      $  114,925      $  124,011

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B
    ---------------------------------------------------------------------------
    Six months
      ended                         Year ended December 31,
     June 30,    --------------------------------------------------------------
      2002+         2001         2000         1999         1998         1997
    ----------   ----------   ----------   ----------   ----------   ----------
    $   18.53    $    19.12   $    18.09   $    17.15   $    21.74   $    20.32
    ----------   ----------   ----------   ----------   ----------   ----------
         0.01          0.04         0.01        (0.01)        0.06         0.15
        (1.24)        (0.51)        1.95         1.28        (1.91)        4.10
    ----------   ----------   ----------   ----------   ----------   ----------
        (1.23)        (0.47)        1.96         1.27        (1.85)        4.25
    ----------   ----------   ----------   ----------   ----------   ----------
           --         (0.04)       (0.01)       (0.00)(b)      (0.06)      (0.15)
           --         (0.08)       (0.91)       (0.32)       (2.68)       (2.68)
           --            --        (0.01)       (0.01)          --           --
    ----------   ----------   ----------   ----------   ----------   ----------
           --         (0.12)       (0.93)       (0.33)       (2.74)       (2.83)
    ----------   ----------   ----------   ----------   ----------   ----------
    $   17.30    $    18.53   $    19.12   $    18.09   $    17.15   $    21.74
    ==========   ==========   ==========   ==========   ==========   ==========
        (6.64%)       (2.45%)      11.05%        7.51%       (8.09%)      21.29%
         0.02%++       0.24%       (0.02%)      (0.05%)       0.28%        0.70%
         1.97%++       1.95%        1.95%        1.88%        1.84%        1.63%
           29%           88%          92%          61%          83%          61%
    $ 676,901    $  753,299   $  819,003   $1,012,767   $1,174,554   $1,399,589

                                      Class C
     ---------------------------------------------------------------------
     Six months                                              September 1,*
       ended            Year ended December 31,                 through
      June 30,    ------------------------------------       December 31,
       2002+         2001         2000         1999              1998
     ----------   ----------   ----------   ----------       -------------
     $   18.53    $    19.12   $    18.09   $    17.15        $    18.16
     ----------   ----------   ----------   ----------        ----------
          0.01          0.04         0.01        (0.01)             0.03
         (1.24)        (0.51)        1.95         1.28              1.67
     ----------   ----------   ----------   ----------        ----------
         (1.23)        (0.47)        1.96         1.27              1.70
     ----------   ----------   ----------   ----------        ----------
            --         (0.04)       (0.01)       (0.00)(b)         (0.03)
            --         (0.08)       (0.91)       (0.32)            (2.68)
            --            --        (0.01)       (0.01)               --
     ----------   ----------   ----------   ----------        ----------
            --         (0.12)       (0.93)       (0.33)            (2.71)
     ----------   ----------   ----------   ----------        ----------
     $   17.30    $    18.53   $    19.12   $    18.09        $    17.15
     ==========   ==========   ==========   ==========        ==========
         (6.64%)       (2.45%)      11.05%        7.51%             9.88%
          0.02%++       0.24%       (0.02%)      (0.05%)            0.28%++
          1.97%++       1.95%        1.95%        1.88%             1.84%++
            29%           88%          92%          61%               83%
     $   2,416    $    1,631   $      774   $      631        $       80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund




NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited




NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $16,759, net of broker fees and rebates, for the six months ended June 30, 2002, which is included as interest income on the Statement of Operations.

MainStay Value Fund




Investments made with cash collateral at June 30, 2002:

                                                                SHARES          VALUE
                                                              -----------    -----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group ..............................    5,613,917    $ 5,613,917
Cash with Security Lending Agent ...........................                       5,286
                                                                             -----------
                                                                               5,619,203
                                                                             -----------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Nieuw Amsterdam Funding 2.10%, due 7/1/02...................  $ 3,810,000      3,809,111

MASTER NOTE
Bank of America 2.125%, due 7/1/02..........................   15,000,000     15,000,000
                                                                             -----------
                                                                              18,809,111
                                                                             -----------
Total investment made with cash collateral..................                 $24,428,314
                                                                             ===========

There was no non-cash collateral received and held by the Fund at June 30, 2002.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for six months ended June 30, 2002 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS     PREMIUM
                                                              ---------   -----------
Options outstanding at December 31, 2001....................    (1,022)   $  (111,905)
Options written.............................................   (31,923)    (4,063,660)
Options buybacks............................................    21,193      2,565,029
Options exercised...........................................       900        150,300
Options expired.............................................     4,322        437,695
                                                               -------    -----------
Options outstanding at June 30, 2002........................    (6,530)   $(1,022,541)
                                                               =======    ===========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay Value Fund




USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2002 the Manager earned $2,568,273.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,744 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,926, $250,240 and $1,418, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $1,317,251.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $9,327 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $55,714 for the six months ended June 30, 2002.

MainStay Value Fund




NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $232,986 and $245,994, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                SIX MONTHS ENDED                      YEAR ENDED
                                                 JUNE 30, 2002*                   DECEMBER 31, 2001
                                           ---------------------------       ----------------------------
                                           CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                           -------   -------   -------       -------   -------   --------
Shares sold..............................   3,175     1,469       65          6,636      3,288      66
Shares issued in reinvestment of
  dividends and distributions............      --(a)     --(a)    --(a)         103        261      --(a)
                                           ------    ------     ----         ------    -------     ---
                                            3,175     1,469       65          6,739      3,549      66
Shares redeemed..........................  (3,784)   (2,997)     (13)        (5,003)    (5,722)    (18)
                                           ------    ------     ----         ------    -------     ---
Net increase (decrease)..................    (609)   (1,528)      52          1,736     (2,173)     48
                                           ======    ======     ====         ======    =======     ===

-------
 * Unaudited.
(a) Less than one-thousand.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1)As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSV10-08/02
                                                                15

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers Aggregate Bond
                                                              Index, a Three-Index Composite, and Inflation
                                                              --Class A, Class B, and Class C Shares           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       12
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            25
                                                              Notes to Financial Statements                   30
                                                              The MainStay(R) Funds                           41

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers(R)
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year -1.70%, 5 Years 2.20%, Since Inception
2.62%

[CLASS A SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
PERIOD-END                                  INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
----------                               ------------------      ---------------          ------------        ------------------
2/28/97                                      $  9,550                $ 10,000               $ 10,000               $ 10,000
12/97                                          10,183                  10,906                 10,659                 10,124
12/98                                          10,709                  11,852                 11,622                 10,283
12/99                                          10,955                  11,753                 11,520                 10,558
12/00                                          10,784                  13,119                 11,651                 10,915
12/01                                          11,498                  14,227                 12,072                 11,084
6/02                                           11,483                  14,767                 12,709                 11,252

CLASS B SHARES Total Returns: 1 Year -2.57%, 5 Years 2.10%, Since Inception
2.61%

[CLASS B SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
PERIOD-END                                  INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
----------                               ------------------      ---------------          ------------        ------------------
2/28/97                                      $ 10,000                $ 10,000               $ 10,000               $ 10,000
12/97                                          10,602                  10,906                 10,659                 10,124
12/98                                          11,063                  11,852                 11,622                 10,283
12/99                                          11,233                  11,753                 11,520                 10,558
12/00                                          10,977                  13,119                 11,651                 10,915
12/01                                          11,612                  14,227                 12,072                 11,084
6/02                                           11,474                  14,767                 12,709                 11,252

CLASS C SHARES Total Returns: 1 Year 1.23%, 5 Years 2.38%, Since Inception 2.74%

[CLASS C SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
PERIOD-END                                  INCOME FUND              INDEX(1)             COMPOSITE(2)        INFLATION (CPI)(3)
----------                               ------------------      ---------------          ------------        ------------------
2/28/97                                      $ 10,000                $ 10,000               $ 10,000               $ 10,000
12/97                                          10,602                  10,906                 10,659                 10,124
12/98                                          11,063                  11,852                 11,622                 10,283
12/99                                          11,233                  11,753                 11,520                 10,558
12/00                                          10,977                  13,119                 11,651                 10,915
12/01                                          11,612                  14,227                 12,072                 11,084
6/02                                           11,553                  14,767                 12,709                 11,252


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 1%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and must have an outstanding par value of at least $150 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgaged Backed Securities, and the Asset-Backed Securities Indices. Total returns reflect reinvestment of all dividends and capital-gains. An investment cannot be made directly into an index.

(2) The Fund compares itself to a Three-Index Composite that assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Salomon Smith Barney(R) Non-U.S. Dollar World Government Bond Index. All indices are unmanaged and measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index or this composite.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 2002, income-securities markets around the world showed generally positive performance, despite many challenges. In the United States, the Federal Reserve maintained the federal funds rate at 1.75% through-out the first half of the year, allowing bond prices and yields to vary with natural market forces.

Early in 2002, signs of an economic recovery caused yields to rise as investors began to anticipate Fed tightening later in the year. Real gross domestic prod-uct increased a healthy 5.0% in the first quarter of 2002. Even so, a continuing series of corporate bankruptcies, accounting scandals, layoffs, and insider-trading allegations caused the stock market to falter. During the reporting period, yields on 10-year Treasuries tended to rise and fall with the stock market. As investors began to anticipate that the Fed would delay tightening until 2003, many sought refuge in high-quality bonds.

High-yield bonds faced a number of tests, including high default rates and increased volatility. The number of companies dropping from investment-grade to high-yield status continued to grow, as WorldCom, Qwest, The Gap, and Reader's Digest joined earlier "fallen angels," including Enron, Gateway, AMR, and Delta Airlines.

Outside the United States, most central banks in the developed world main-tained low interest rates and relatively neutral policies. Central-bank restraint had a positive impact on international bonds, particularly in light of a stronger-than-expected bounce in economic activity after September 11, 2001. Over the first half of 2002, the yen and the euro rose more than 10% relative to the U.S. dollar. As the U.S. stock market declined, global investment in U.S. equities began to weaken.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Strategic Income Fund Class A shares returned -0.13% and Class B and Class C shares returned -0.51%, exclud-ing all sales charges. All share classes underperformed the 1.27% return for the average Lipper(1) multisector income fund over the same period. All share classes also underperformed the 3.79% return of the Lehman Brothers(R) Aggregate Bond Index(2) and the 5.28% return of the Fund's Three-Index Composite(3) for the first six months of 2002.

In light of the paltry yields available globally from government bonds and the attractive yield spreads available from high-yield, emerging-market, and investment-grade U.S. dollar debt, we elected to strategically overweight the Fund in the latter areas. As of June 30, 2002, the Fund held 55% of its net assets in high-yield securities, 33% in investment-grade U.S. dollar and emerging-market debt, and the remaining 12% in nondollar government and investment-grade debt.



-------
(1) See footnote and table on page 12 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Lehman Brothers Aggregate Bond Index.
(3) See footnote on page 5 for more information about the Three-Index Composite.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS A SHARES

[CLASS A SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                    TOTAL RETURN %
----------                                                                    --------------
12/97                                                                             6.62
12/98                                                                             5.17
12/99                                                                             2.30
12/00                                                                            -1.57
12/01                                                                             6.62
6/02                                                                             -0.13

See footnote 1 on page 12 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                    TOTAL RETURN %
----------                                                                    --------------
12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
12/01                                                                             5.78
6/02                                                                             -0.51

See footnote 1 on page 12 for more information on performance. Class C share returns reflect the historical performance of the Class B shares through 8/98.

HIGH-GRADE DOMESTIC BONDS

In the domestic high-grade portion of the Fund's portfolio, we began the reporting period overweighted in corporate bonds, seeking to benefit as disproportionately wide spreads narrowed. Throughout the reporting period, the domestic high-grade portion of the Fund's portfolio remained broadly diversified, with a substantial portion of its assets in U.S. government and federal agency securities, and smaller portions in mortgage-backed bonds and asset-backed securities.

We trimmed the Fund's position in agency securities when Congressional concerns over Fannie Mae and Freddie Mac resurfaced. Over the reporting period, bond prices advanced in most segments of the Treasury market as yields tended to decline across the maturity spectrum. Long bonds were the exception, with 30-year Treasury yields rising just five basis points over the six-month reporting period.

Mortgage-backed securities generally performed well, but their gains were not able to offset losses among high-grade corporate bonds. Our corporate-bond strategy focused on infrastructure and companies with stable earnings and strong positions in their markets. Although the strategy itself was fundamentally sound, it led us to invest in environmental services, utilities, and telecom-munications. The latter two areas suffered unforeseeable setbacks as a result of the troubles at Enron and WorldCom, which hurt performance in the high-grade domestic portion of the Fund's portfolio.

Despite a number of missteps and misperceptions in the telecommunications sector, we remain confident in the industry's long-term prospects. Even so, we believe positive performance will have to wait until the economy rebounds, and we are reevaluating the Fund's telecommunications holdings in light of new market fundamentals.

HIGH-YIELD BONDS

The high-yield portion of the Fund's portfolio saw positive returns from metals and mining companies, including Algoma Steel, a Canadian company that bene-fited from higher steel prices during the first half of 2002. Holdings in Newmont Mining, Neenah Foundry, and United States Steel also contributed positively to the Fund's performance during the reporting period. Although the health care sector had modest results overall, careful security selection benefited the Fund, with holdings in Alaris Medical, HCA--The Healthcare Company, Manor Care, and Team Health all making positive contributions to the high-yield portion of the Fund's portfolio during the first half of 2002.

Airlines did well during the first quarter. Delta Airlines, which fell to high-yield status in September 2001, was particularly strong. The Fund's high-yield gaming and leisure securities also had a solid showing in the first quarter of 2002, and in the second quarter we sold some of the Fund's holdings in The Venetian Casino and Hilton Hotels. We also eliminated positions in Pinnacle Entertainment and Sun International Hotels to purchase credits that we believed were more attractively priced.

Although an underweighted position in telecommunications benefited the high-yield portion of the Fund at the beginning of the year, the WorldCom accounting scandal had a negative impact on holdings at Qwest and Sprint. Other telecommunications holdings that negatively impacted performance in the high-yield portion of the Fund's portfolio included AT&T Wireless, Alamosa, and US Unwired.

Cable holdings also suffered, with Adelphia Communications turning in the worst performance of any security in the high-yield portion of the Fund's portfolio. Even so, we maintain a constructive outlook for Adelphia's subsidiary FrontierVision, which we believe has suffered more than the fundamentals have warranted. Charter Communications and Rogers Cablesystems also declined over the reporting period.

The high-yield portion of the Fund's portfolio remains underweighted in food and drug retailers, food and tobacco producers, and retailing. Companies in these sectors typically lack the levels of free cash flow and asset coverage that our rigorous investment criteria demand. The high-yield portion of the Fund's portfolio remains overweighted in utilities, telecommunications, cable, and technology.

INTERNATIONAL BONDS

The international-bond portion of the Fund's portfolio provided strong results during the six months ended June 30, 2002. In Europe, the Fund benefited from the addition of Greek bonds, which carry the same currency risk as German debt, but tend to provide higher nominal yields. We also added Swedish bonds, seeking to benefit as the market begins to price in the possibility of Sweden moving to the euro. During the reporting period, the bonds performed well, but the Swedish krona weakened versus the euro in the middle of the second quarter. In U.S. dollar debt, the international-bond portion of the Fund's portfolio was primarily invested in emerging-market government and corporate bonds. Most of these holdings performed well, and Bulgarian and Russian bonds showed strength on a total-return basis.

Weaker holdings in the international-bond portion of the Fund's portfolio included WorldCom, which provided an opening round of bad news with a $3.8 billion earnings restatement. Ambev is a Brazilian beverage company whose bonds faced pressures connected with Brazil's upcoming presidential elections. Both WorldCom and Ambev bonds had a negative impact on performance in the international-bond portion of the Fund's portfolio.

Currency strategies had a positive impact on performance, as we increased currency exposure by reducing the Fund's yen and euro hedges when the U.S. dollar weakened. We have since reestablished part of the yen hedge, and will likely maintain currency exposure close to 50% in the international-bond portion of the Fund's portfolio going forward.

LOOKING AHEAD

Although the economic recovery may be slower and more modest than we originally anticipated, we have positioned the Fund for steady improvement over time. A stronger economy should reduce default rates in the high-yield market and help investors discriminate between credits rather than punish entire sectors for the shortcomings of a few companies.

We believe that an economic recovery is likely to take longer than the market originally anticipated and may be less robust. Even so, we believe the economy will continue to strengthen over time. This may be good for high-yield bonds by helping to stabilize or reduce default rates and reduce the number of "fallen angels," or companies that are being downgraded to high-yield status. Inter-nationally, we believe that Europe remains appealing and we are seeking to leave foreign currency exposure at about 50% of the international-bond portion of the Fund's portfolio. Among domestic high-grade bonds, we continue to favor products that offer spreads over Treasuries. We believe that corporate bonds, which have been battered in recent months, may strengthen when the economy begins to show signs of sustainable recovery.

Whatever the markets or the world economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

TARGETED DIVIDEND POLICY

MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2002, the Fund reduced its dividend to reflect the lower yields available in the high-yield bond market and the reduced interest rates that resulted from central-bank easing around the world. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                          1 YEAR                5 YEARS          THROUGH 6/30/02
    Class A                2.93%                 3.15%                3.51%
    Class B                2.17%                 2.38%                2.74%
    Class C                2.17%                 2.38%                2.74%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                                 SINCE INCEPTION
                          1 YEAR                5 YEARS          THROUGH 6/30/02
    Class A               -1.70%                 2.20%                2.62%
    Class B               -2.57%                 2.10%                2.61%
    Class C                1.23%                 2.38%                2.74%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                                 SINCE INCEPTION
                          1 YEAR                5 YEARS          THROUGH 6/30/02
    Class A         80 out of 122 funds    34 out of 76 funds   31 out of 75 funds
    Class B         94 out of 122 funds    49 out of 76 funds   49 out of 75 funds
    Class C         94 out of 122 funds           n/a           73 out of 99 funds
    Average Lipper
    multisector
    income fund            3.79%                 2.79%                3.09%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV (6/30/02)    INCOME    CAPITAL GAINS
    Class A      $7.89        $0.3250      $0.0000
    Class B      $7.87        $0.2943      $0.0000
    Class C      $7.87        $0.2943      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 2/28/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (91.5%)+
ASSET-BACKED SECURITIES (3.5%)

AIRLINES (0.3%)
American Airlines, Inc.
 Series 2001-2 Class B
 8.608%, due 10/1/12..........  $     170,000      $   182,641
                                                   -----------
AIRPLANE LEASES (0.2%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10...........        145,000          140,380
 Series 1996-1
 8.97%, due 1/2/15............         25,111           24,740
                                                   -----------
                                                       165,120
                                                   -----------
AUTO LEASES (0.9%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........        650,000          653,752
                                                   -----------

ELECTRIC UTILITIES (0.6%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............        470,000          451,087
                                                   -----------
MEDIA (0.4%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)........        305,464          281,026
                                                   -----------

MULTILINE RETAIL (0.1%)
Kmart Corp.
 Pass-Through Certificates
 Series 1995-K3
 8.54%, due 1/2/15 (e)(f).....        100,127           55,070
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16...........        185,000          199,002
Public Service of New
 Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08............        265,000          269,640

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......  $     260,000      $   202,800
                                                   -----------
                                                       671,442
                                                   -----------
Total Asset-Backed Securities
 (Cost $2,448,494)............                       2,460,138
                                                   -----------
CONVERTIBLE BONDS (3.2%)

BIOTECHNOLOGY (0.3%)
CuraGen Corp.
 6.00%, due 2/2/07............         91,000           61,311
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07...........        250,000          192,188
                                                   -----------
                                                       253,499
                                                   -----------
COMMUNICATIONS EQUIPMENT (1.0%)
CIENA Corp.
 3.75%, due 2/1/08............        238,000          141,312
Comverse Technology, Inc.
 1.50%, due 12/1/05...........        285,000          223,369
Juniper Networks, Inc.
 4.75%, due 3/15/07...........        317,000          195,747
ONI Systems Corp.
 5.00%, due 10/15/05..........        139,000           94,868
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c).......        125,000           81,719
                                                   -----------
                                                       737,015
                                                   -----------
DIVERSIFIED FINANCIALS (0.2%)
Providian Financial Corp.
 3.25%, due 8/15/05...........        185,000          128,344
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06 (e)(f)...        570,000          148,200
KPNQwest N.V.
 10.00%, due 3/15/12 (e)(g)...         40,000              442
                                                   -----------
                                                       148,642
                                                   -----------
MEDIA (0.4%)
Adelphia Communications Corp.
 6.00%, due 2/15/06 (e).......        220,000           19,800
Cox Communications, Inc.
 0.4259%, due 4/19/20.........        255,000          102,638
Omnicom Group, Inc.
 (zero coupon), due 7/31/32...        175,000          154,753
                                                   -----------
                                                       277,191
                                                   -----------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 1.00%, due 12/31/30 (e)(h)...         56,988           35,902
                                                   -----------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CONVERTIBLE BONDS (CONTINUED)

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.6%)
LSI Logic Corp.
 4.00%, due 2/15/05...........  $     389,000      $   331,623
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05...........        136,000          100,300
                                                   -----------
                                                       431,923
                                                   -----------
SOFTWARE (0.2%)
QuadraMed Corp.
 5.25%, due 5/1/05............        145,000          120,349
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c).......  E      81,000           33,798
 2.00%, due 4/3/07 (c)........        335,000          132,338
                                                   -----------
                                                       166,136
                                                   -----------
Total Convertible Bonds
 (Cost $2,830,471)............                       2,299,001
                                                   -----------
CORPORATE BONDS (42.9%)

AEROSPACE & DEFENSE (0.3%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08...........  $     177,000          177,000
                                                   -----------

AIRLINES (0.6%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29..........        366,000          291,746
 10.375%, due 12/15/22........         80,000           78,498
Northwest Airlines, Inc.
 9.875%, due 3/15/07..........         85,000           76,500
                                                   -----------
                                                       446,744
                                                   -----------
AUTO COMPONENTS (0.4%)
Hayes Lemmerz International,
 Inc.
 Series B
 9.125%, due 7/15/07 (e)(f)...        430,000           43,000
Mark IV Industries, Inc.
 7.50%, due 9/1/07............        294,000          246,960
                                                   -----------
                                                       289,960
                                                   -----------
AUTOMOBILES (0.1%)
Ford Motor Co.
 7.45%, due 7/16/31...........         70,000           65,159
                                                   -----------

BANKS (0.2%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............        160,000          158,400
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CHEMICALS (1.1%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........  $     145,000      $   116,000
Millennium America, Inc.
 7.625%, due 11/15/26.........        149,000          122,180
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........        188,000          172,960
Terra Capital, Inc.
 12.875%, due 10/15/08........        372,000          381,300
                                                   -----------
                                                       792,440
                                                   -----------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07...........        180,000          180,900
American Color Graphics, Inc.
 12.75%, due 8/1/05...........        240,000          237,900
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05..........        249,000          219,120
Waste Management, Inc.
 7.75%, due 5/15/32 (c).......         45,000           45,153
                                                   -----------
                                                       683,073
                                                   -----------
COMMUNICATIONS EQUIPMENT (1.2%)
Avaya, Inc.
 11.125%, due 4/1/09..........        195,000          178,425
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (d)(g)(i)(j).................         16,064            4,016
Lucent Technologies, Inc.
 6.50%, due 1/15/28...........        104,000           53,560
 7.25%, due 7/15/06...........        172,000          116,960
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (e)......        322,000            9,660
Qwest Corp.
 7.625%, due 6/9/03...........        115,000          105,800
 8.875%, due 3/15/12 (c)......        425,000          378,250
                                                   -----------
                                                       846,671
                                                   -----------
CONTAINERS & PACKAGING (0.6%)
Owens-Brockway Glass
 Container, Inc.
 8.875%, due 2/15/09 (c)......        145,000          145,000
Owens-Illinois, Inc.
 7.15%, due 5/15/05...........         10,000            9,300
 7.80%, due 5/15/18...........        273,000          227,955
                                                   -----------
                                                       382,255
                                                   -----------
DIVERSIFIED FINANCIALS (3.6%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11...........        146,000           40,880
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........        250,584          255,596
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c).......        535,000          546,449


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIALS (CONTINUED)
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09..........  $     328,000      $   108,240
Ford Motor Credit Co.
 2.17%, due 6/20/03 (k).......        160,000          158,599
General Electric Capital Corp.
 Series A
 6.00%, due 6/15/12...........        250,000          248,814
 6.75%, due 3/15/32...........        200,000          196,455
H.J. Heinz Finance Co.
 6.75%, due 3/15/32 (c).......         50,000           49,486
Household Finance Corp.
 5.75%, due 1/30/07...........        110,000          108,805
 7.625%, due 5/17/32..........        130,000          128,122
IPC Acquisition Corp.
 11.50%, due 12/15/09.........        165,000          158,400
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(d)(e)(g).................        354,891          124,212
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08..........        419,000          435,841
                                                   -----------
                                                     2,559,899
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T Corp.
 7.30%, due 11/15/11 (c)......        150,000          124,500
 8.00%, due 11/15/31 (c)......        475,000          372,875
Citizens Communications Co.
 7.625%, due 8/15/08..........        100,000           91,379
 9.00%, due 8/15/31...........        235,000          196,376
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (e)......        317,000            6,340
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04...........        854,000          555,100
 6.50%, due 11/15/18..........         50,000           25,000
 7.25%, due 2/15/11...........        125,000           70,000
 7.625%, due 8/3/21...........         45,000           23,175
 7.75%, due 8/15/06...........        175,000          106,750
 7.90%, due 8/15/10...........         40,000           22,600
Qwest Corp.
 5.625%, due 11/15/08.........         15,000           11,250
Sprint Capital Corp.
 5.875%, due 5/1/04...........        315,000          272,868
 8.75%, due 3/15/32...........        210,000          157,934
Tritel PCS, Inc.
 10.375%, due 1/15/11.........        115,000          104,650
WorldCom, Inc.
 8.25%, due 5/15/31 (e).......        808,000          121,200
                                                   -----------
                                                     2,261,997
                                                   -----------
ELECTRIC UTILITIES (1.2%)
CMS Energy Corp.
 8.50%, due 4/15/11...........        135,000           95,850
Consumers Energy Co.
 6.00%, due 3/15/05...........        145,000          132,385
 6.25%, due 9/15/06...........        110,000           97,624

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

ELECTRIC UTILITIES (CONTINUED)
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11...........  $     600,000      $   559,054
                                                   -----------
                                                       884,913
                                                   -----------
ELECTRICAL EQUIPMENT (0.2%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (e)....        211,000          168,800
                                                   -----------

ELECTRONIC COMPONENTS, INSTRUMENTS (0.3%)
UCAR Finance, Inc.
 10.25%, due 2/15/12 (c)......        180,000          183,600
                                                   -----------

ENERGY EQUIPMENT & SERVICES (1.0%)
Grant Prideco, Inc.
 Series B
 9.63%, due 12/1/07...........        200,000          209,000
Halliburton Co.
 6.00%, due 8/1/06............        380,000          364,311
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06..........        165,000          168,300
                                                   -----------
                                                       741,611
                                                   -----------
FOOD PRODUCTS (0.1%)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09..........         62,000           65,100
                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, due 8/1/03..........        349,000          293,160
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06...........        226,000          222,610
dj Orthopedics, LLC
 12.625%, due 6/15/09.........         82,000           89,893
                                                   -----------
                                                       605,663
                                                   -----------
HEALTH CARE PROVIDERS & SERVICES (3.1%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08...........        160,000          165,200
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (e)......        226,000          135,600
Genesis Health Ventures, Inc.
 7.0375%, due 4/2/07 (k)......         15,200           14,972
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(j).......................        299,000          134,550
HCA, Inc.
 7.50%, due 11/15/95..........        466,000          441,239
Manor Care, Inc.
 8.00%, due 3/1/08............        233,000          240,281


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........  $     391,000      $   375,360
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........        209,000          234,080
Unilab Corp.
 12.75%, due 10/1/09..........        421,000          492,570
                                                   -----------
                                                     2,233,852
                                                   -----------
HOTELS, RESTAURANTS & LEISURE (3.0%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........        159,000          157,807
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c).......        200,000          202,500
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36..........        122,000          117,660
FRI-MRD Corp.
 15.00%, due 12/24/02
 (c)(d)(e)(i)(j)..............        290,000          159,500
Hilton Hotels Corp.
 7.625%, due 5/15/08..........        244,000          248,988
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06...........        122,000          133,590
Hollywood Park, Inc.
 Series B
 9.50%, due 8/1/07............         55,000           53,075
Pinnacle Entertainment, Inc.
 Series B
 9.25%, due 2/15/07...........        147,000          131,565
President Casinos, Inc.
 12.00%, due 9/15/02
 (c)(d)(e)(i).................         32,000           22,400
 13.00%, due 9/15/02
 (d)(e)(i)....................         72,000           34,200
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........        172,000          158,880
Vail Resorts, Inc.
 8.75%, due 5/15/09...........        167,000          167,000
Venetian Casino Resort LLC
 11.00%, due 6/15/10 (c)......        390,000          392,438
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09........        155,000          159,650
                                                   -----------
                                                     2,139,253
                                                   -----------
HOUSEHOLD DURABLES (0.1%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07...........         75,000           78,459
                                                   -----------

INTERNET SOFTWARE & SERVICES (0.2%)
Globix Corp.
 12.50%, due 2/1/10 (e).......        398,000           71,640

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

INTERNET SOFTWARE & SERVICES (CONTINUED)
PSINet, Inc.
 11.00%, due 8/1/09 (e)(f)....  $     276,000      $    26,910
 11.50%, due 11/1/08 (e)(f)...        195,000           19,256
                                                   -----------
                                                       117,806
                                                   -----------
IT CONSULTING & SERVICES (0.3%)
Unisys Corp.
 7.25%, due 1/15/05...........         30,000           29,400
 8.125%, due 6/1/06...........        167,000          165,330
                                                   -----------
                                                       194,730
                                                   -----------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09..........        113,000           90,400
                                                   -----------

MACHINERY (0.2%)
Dresser, Inc.
 9.375%, due 4/15/11..........        135,000          136,688
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (e)(f).......................        453,000            2,265
                                                   -----------
                                                       138,953
                                                   -----------
MARINE (0.2%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)(d)...        362,000          166,520
                                                   -----------

MEDIA (5.4%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (e)......        155,000           61,225
 10.25%, due 6/15/11 (e)......        165,000           67,650
Belo (A.H.) Corp.
 8.00%, due 11/1/08...........        345,000          363,497
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/03....         50,000           22,500
 8.25%, due 4/1/07............         36,000           24,120
 8.625%, due 4/1/09...........        367,000          245,890
 10.25%, due 1/15/10..........         72,000           48,960
CSC Holdings, Inc.
 7.625%, due 7/15/18..........        180,000          131,809
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (e).....        389,000          324,815
 11.875%, due 9/15/07 (e).....         60,000           40,200
 Series B
 11.875%, due 9/15/07 (e).....         85,000           56,950
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09...........        240,000          237,000
General Media, Inc.
 15.00%, due 3/29/04
 (d)(e)(l1)...................             53           34,516
Jacobs Entertainment Co.
 11.875%, due 2/1/09 (c)......         95,000           97,375


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)
Key3Media Group, Inc.
 11.25%, due 6/15/11..........  $     130,000      $    47,450
Liberty Media Corp.
 8.50%, due 7/15/29...........        165,000          157,955
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.75%, beginning 1/15/06....        600,000          340,500
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....        226,000          127,125
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07..........        177,000          176,115
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........        163,000          159,740
Time Warner Entertainment Co.
 8.375%, due 3/15/23..........         75,000           74,656
 10.15%, due 5/1/12...........        628,000          717,177
Time Warner, Inc.
 6.625%, due 5/15/29..........        230,000          179,320
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e)......        661,000           27,266
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10 (e)......        407,000          102,259
                                                   -----------
                                                     3,866,070
                                                   -----------
METALS & MINING (1.1%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        163,000          163,815
Neenah Foundry Co.
 Series B
 11.125%, due 5/1/07..........        190,000          104,500
 Series D
 11.125%, due 5/1/07..........         40,000           22,000
 Series F
 11.125%, due 5/1/07..........         85,000           46,750
Newmont Mining Corp.
 8.625%, due 5/15/11..........        179,000          201,351
Ormet Corp.
 11.00%, due 8/15/08 (c)(e)...        172,000          101,480
United States Steel LLC
 10.75%, due 8/1/08 (c).......        100,000          104,000
                                                   -----------
                                                       743,896
                                                   -----------
MULTI-UTILITIES & UNREGULATED POWER (2.5%)
AES Corp. (The)
 7.375%, due 6/15/14..........         97,000           77,600
 8.75%, due 6/15/08...........         30,000           19,200
Calpine Corp.
 8.50%, due 2/15/11...........        193,000          129,310
Energy East Corp.
 5.75%, due 11/15/06..........        190,000          191,660

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11.........  $     481,000      $   490,620
PSEG Power LLC
 6.875%, due 4/15/06..........        406,000          420,449
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05...........         95,624           98,049
Westar Energy, Inc.
 6.25%, due 8/15/18 (k).......        127,000          122,845
 6.875%, due 8/1/04...........        190,000          179,217
 7.875%, due 5/1/07 (c).......         70,000           69,532
                                                   -----------
                                                     1,798,482
                                                   -----------
OFFICE ELECTRONICS (0.4%)
Xerox Corp.
 Series E
 5.25%, due 12/15/03..........         85,000           73,950
 5.50%, due 11/15/03..........        145,000          126,150
 9.75%, due 1/15/09 (c).......        125,000          102,500
                                                   -----------
                                                       302,600
                                                   -----------
OIL & GAS (2.1%)
Comstock Resources, Inc.
 11.25%, due 5/1/07...........        235,000          242,637
Conoco Funding Co.
 6.35%, due 10/15/11..........        101,000          104,713
Continental Resources, Inc.
 10.25%, due 8/1/08...........        105,000           93,975
Encore Acquisition Co.
 8.375%, due 6/15/12 (c)......        200,000          200,500
Energy Corporation of America
 Series A
 9.50%, due 5/15/07...........        294,000          176,400
Marathon Oil Corp.
 6.80%, due 3/15/32...........        110,000          106,314
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....        103,000           39,655
Valero Energy Corp.
 7.50%, due 4/15/32...........         70,000           70,238
Vintage Petroleum, Inc.
 7.875%, due 5/15/11..........        135,000          122,175
 8.25%, due 5/1/12 (c)........        370,000          363,525
                                                   -----------
                                                     1,520,132
                                                   -----------
PAPER & FOREST PRODUCTS (1.6%)
Georgia-Pacific Corp.
 9.50%, due 5/15/22...........        150,000          144,515
 9.625%, due 3/15/22..........        130,000          126,483
 9.875%, due 11/1/21..........        215,000          210,801
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........        167,000          154,475
Rock-Tenn Co.
 8.20%, due 8/15/11...........        218,000          232,212


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)

PAPER & FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.
 5.50%, due 3/15/05 (c).......  $     225,000      $   231,164
                                                   -----------
                                                     1,099,650
                                                   -----------
PERSONAL PRODUCTS (0.8%)
Estee Lauder Cos. Inc. (The)
 6.00%, due 1/15/12...........        155,000          157,072
Herbalife International, Inc.
 11.75%, due 7/15/10 (c)......        220,000          220,000
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........        158,000          164,320
                                                   -----------
                                                       541,392
                                                   -----------
PHARMACEUTICALS (0.4%)
MedPartners, Inc.
 7.375%, due 10/1/06..........        250,000          252,500
                                                   -----------

REAL ESTATE (2.9%)
CB Richard Ellis Services,
 Inc.
 11.25%, due 6/15/11..........        244,000          204,960
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07...........        500,000          483,086
Golden State Holdings, Inc.
 7.125%, due 8/1/05...........        290,000          309,716
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........        163,000          170,856
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........        208,000          205,920
 10.50%, due 1/15/09..........         95,000           96,900
MeriStar Hospitality Corp.
 9.00%, due 1/15/08...........        285,000          272,175
Senior Housing Properties
 Trust
 8.625%, due 1/15/12..........        315,000          324,450
                                                   -----------
                                                     2,068,063
                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c)......        115,000          100,050
                                                   -----------
SOFTWARE (0.3%)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03...........        195,000          187,192
                                                   -----------

SPECIALTY RETAIL (0.7%)
Gap, Inc. (The)
 5.625%, due 5/1/03...........        340,000          335,242
 6.90%, due 9/15/07...........        210,000          191,671
                                                   -----------
                                                       526,913
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
WIRELESS TELECOMMUNICATION SERVICES (1.4%)
AirGate PCS, Inc.
 (zero coupon), due 10/1/09
 13.50%, beginning 10/1/04....  $     165,000      $    33,000
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05...        316,000           47,400
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31............        465,000          359,115
COLO.COM
 13.875%, due 3/15/10
 (c)(e)(f)(i)(l2).............            362           14,480
Dobson Communications Corp.
 10.875%, due 7/1/10..........        185,000          109,150
Loral CyberStar Inc.
 10.00%, due 7/15/06..........        233,000          160,770
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03
 (e)..........................        163,000            1,630
 12.75%, due 8/1/10 (e).......        181,000            2,715
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (d)(e)(f)....................        163,000              815
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (d)(e)(f)....................        177,000              885
TSI Telecommunication
 Services, Inc.
 12.75%, due 2/1/09 (c).......        255,000          247,350
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...        260,000           62,400
                                                   -----------
                                                     1,039,710
                                                   -----------
Total Corporate Bonds
 (Cost $35,416,880)...........                      30,519,908
                                                   -----------
FOREIGN BONDS (18.5%)

AUSTRALIA (0.3%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09
 (c)(d)(m)....................  $         103              103
 14.50%, due 2/15/09
 (d)(m)(n)....................        218,841          218,841
                                                   -----------
                                                       218,944
                                                   -----------
BELGIUM (0.6%)
Kingdom of Belgium
 Series 36
 5.00%, due 9/28/11...........  E     400,000          390,974
                                                   -----------

BRAZIL (0.4%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11 (c).....  $     370,000          277,500
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)

CANADA (1.4%)
Baytex Energy Ltd.
 10.50%, due 2/15/11..........  $     127,000      $   129,540
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08............        401,000          274,685
CanWest Media, Inc.
 10.625%, due 5/15/11.........        154,000          153,230
Nortel Networks Ltd.
 6.125%, due 2/15/06..........        265,000          151,050
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06....        366,000          214,110
 11.125%, due 7/15/11.........         72,000           70,920
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11...........         75,000           51,000
                                                   -----------
                                                     1,044,535
                                                   -----------
CAYMAN ISLANDS (0.2%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20.........  $     180,000          151,200
                                                   -----------
DENMARK (1.7%)
Kingdom of Denmark
 5.00%, due 11/15/03..........  DK  2,085,000          280,046
Realkredit Danmark
 6.00%, due 10/1/29...........      7,225,078          939,215
                                                   -----------
                                                     1,219,261
                                                   -----------
DOMINICAN REPUBLIC (0.1%)
Dominican Republic
 9.50%, due 9/27/06 (c).......  $      90,000           94,950
                                                   -----------

GERMANY (2.4%)
Bundesobligation
 Series 132
 4.125%, due 8/27/04..........  E     565,000          559,352
Kreditanstalt Fuer Wiederauf
 4.75%, due 8/18/06...........        724,000          722,351
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............        404,000          411,618
                                                   -----------
                                                     1,693,321
                                                   -----------
GREECE (0.6%)
Hellenic Republic
 5.90%, due 10/22/22..........  E     406,000          414,491
                                                   -----------

ITALY (1.8%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05..........  E     321,000          325,664
 5.50%, due 11/1/10...........        534,000          544,468

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

ITALY (CONTINUED)
 6.50%, due 11/1/27...........  E    $372,000      $   417,719
                                                   -----------
                                                     1,287,851
                                                   -----------
MEXICO (0.6%)
Grupo Transportacion
 Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12 (c)......  $     205,000          193,725
United Mexican States
 7.50%, due 1/14/12...........        115,000          113,678
 8.25%, due 2/24/09...........  DM    313,000          157,497
                                                   -----------
                                                       464,900
                                                   -----------
NETHERLANDS (0.8%)
Netherlands Government
 3.75%, due 7/15/09...........  E     634,000          584,813
                                                   -----------

NEW ZEALAND (1.0%)
New Zealand Government
 Series 205
 6.50%, due 2/15/05...........  NZD 1,480,000          720,568
                                                   -----------

PANAMA (0.3%)
Republic of Panama
 8.25%, due 4/22/08...........  $     200,000          192,000
                                                   -----------

PHILIPPINES (0.3%)
Republic of Philippines
 9.875%, due 1/15/19..........  $     200,000          198,700
                                                   -----------

RUSSIA (1.7%)
Ministry of Finance
 Series IV
 3.00%, due 5/14/03...........  $     362,000          350,235
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07
 (n)..........................        542,000          376,256
 8.25%, due 3/31/10 (n).......        204,000          200,634
 10.00%, due 6/26/07 (n)......        183,000          193,889
VimpelCom B.V.
 10.45%, due 4/26/05 (c)......         60,000           56,700
                                                   -----------
                                                     1,177,714
                                                   -----------
SINGAPORE (0.3%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c).......  $     190,000          207,522
                                                   -----------

SPAIN (0.7%)
Bonos Y Obligacion del Estado
 4.75%, due 7/30/14...........  E     155,000          146,348
 5.15%, due 7/30/09...........        375,000          375,766
                                                   -----------
                                                       522,114
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)

SWEDEN (0.9%)
Swedish Government
 Series 1045
 5.25%, due 3/15/11...........  SK  2,000,000      $   215,266
 Series 1035
 6.00%, due 2/9/05............      3,600,000          400,499
                                                   -----------
                                                       615,765
                                                   -----------
UNITED KINGDOM (2.2%)
Marconi Corp. PLC
 7.75%, due 9/15/10 (e).......  $     220,000           66,000
 8.375%, due 9/15/30 (e)......        204,000           61,200
Ono Finance PLC
 13.00%, due 5/1/09...........        222,000           74,544
United Kingdom Treasury Bonds
 6.00%, due 12/7/28...........  L     175,000          313,893
 7.50%, due 12/7/06...........         57,000           95,296
 8.50%, due 12/7/05...........        225,000          380,674
 9.00%, due 10/13/08..........        266,000          490,948
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04..........  $      65,000           53,300
                                                   -----------
                                                     1,535,855
                                                   -----------
VENEZUELA (0.2%)
Republic of Venezuela
 13.625%, due 8/15/18.........  $     181,000          153,850
                                                   -----------
Total Foreign Bonds
 (Cost $13,143,815)...........                      13,166,828
                                                   -----------
LOAN PARTICIPATION (0.2%)

MACHINERY (0.2%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan B
 4.84%, due 5/22/05 (j)(k)....  $      97,500           88,725
 Bank debt, Term Loan C
 5.09%, due 5/22/06 (j)(k)....         97,500           88,725
                                                   -----------
                                                       177,450
                                                   -----------
Total Loan Participation
 (Cost $169,761)..............                         177,450
                                                   -----------
MORTGAGE-BACKED SECURITIES (1.5%)

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.5%)
Commercial Trust I
 Series 1993-KA Class A2
 7.63%, due 12/15/13..........        120,000           48,000
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15..........        180,000           97,200

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
 Series 1994-K1 Class A3
 8.55%, due 8/15/19...........  $      35,000      $    19,600
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09..........        230,000          246,811
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........        290,000          308,693
Morgan Stanley Capital I
 Class 1998-HF2 Class A1
 6.01%, due 11/15/30..........         63,423           66,424
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31.........        160,000          169,222
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05...........        140,000          140,946
                                                   -----------
                                                     1,096,896
                                                   -----------
Total Mortgage-Backed
 Securities
 (Cost $1,087,701)............                       1,096,896
                                                   -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (16.6%)

FEDERAL HOME LOAN MORTGAGE CORP. (0.5%)
 4.875%, due 3/15/07..........        350,000          357,750
                                                   -----------
FEDERAL HOME LOAN MORTGAGE CORP.
 (MORTGAGE PASS-THROUGH SECURITIES) (0.8%)
 5.50%, due 1/1/32............        598,973          581,011
                                                   -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
 5.25%, due 1/15/09...........        295,000          301,316
 6.00%, due 8/14/32 (o).......        850,000          844,156
 7.00%, due 7/15/05...........        263,000          287,616
                                                   -----------
                                                     1,433,088
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.8%)
 5.50%, due 12/1/16-1/1/17....      1,297,876        1,300,873
 6.50%, due 6/1/31-6/1/32.....      1,947,195        1,988,162
 7.00%, due 2/1/32-4/1/32.....        825,523          855,885
 7.50%, due 8/1/31............        687,637          722,017
                                                   -----------
                                                     4,866,937
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.7%)
 6.00%, due 9/23/23 (o).......        535,000          530,319
                                                   -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.3%)
 6.00%, due 4/15/29...........        322,656          324,511


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.50%, due
   12/15/23-12/15/28..........  $     535,652      $   568,267
                                                   -----------
                                                       892,778
                                                   -----------
U.S. TREASURY BONDS (1.2%)
 5.375%, due 2/15/31 (p)......         55,000           53,857
 6.25%, due 8/15/23...........        235,000          251,785
 6.25%, due 5/15/30...........        160,000          173,319
 6.875%, due 8/15/25..........        325,000          374,574
                                                   -----------
                                                       853,535
                                                   -----------
U.S. TREASURY NOTES (3.3%)
 3.25%, due 5/31/04...........      1,050,000        1,058,039
 5.25%, due 8/15/03...........         30,000           31,038
 5.75%, due 8/15/10...........        150,000          160,453
 5.875%, due 2/15/04..........      1,015,000        1,068,056
                                                   -----------
                                                     2,317,586
                                                   -----------
Total U.S. Government &
 Federal Agencies
 (Cost $11,631,869)...........                      11,833,004
                                                   -----------
YANKEE BONDS (5.1%)

BUILDING PRODUCTS (0.2%)
Celulosa Arauco
 7.75%, due 9/13/11...........        113,000          114,162
                                                   -----------

DISTRIBUTORS (0.0%) (B)
Semi-Tech Corp.
 11.50%, due 8/15/03 (d)(e)...        415,000               42
                                                   -----------
DIVERSIFIED FINANCIALS (0.3%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06..........         99,000          104,049
Vicap S.A.
 11.375%, due 5/15/07.........        145,000          126,150
                                                   -----------
                                                       230,199
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08........        175,895           51,009
                                                   -----------
ENERGY EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03..........        110,000           95,150
 7.125%, due 3/30/28..........        140,000           93,800
                                                   -----------
                                                       188,950
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
MARINE (0.4%)
Sea Containers Ltd., Series B
 7.875%, due 2/15/08..........  $     131,000      $    95,958
 10.75%, due 10/15/06.........        244,000          219,600
                                                   -----------
                                                       315,558
                                                   -----------
MEDIA (2.4%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........        172,000          158,218
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)......        385,000           63,525
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04..........        136,000           81,770
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07.........        466,000          419,400
Rogers Cable, Inc.
 7.875%, due 5/1/12...........        245,000          247,458
Rogers Cablesystem, Ltd.
 10.00%, due 12/1/07..........        276,000          287,040
TDL Infomedia Holdings Ltd.
 (zero coupon), due 10/15/10
 15.50%, beginning 10/15/04...        275,000          221,375
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07..........         85,000           82,450
United Pan-Europe
 Communications
 N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04
 (e)..........................         45,000            4,275
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (e)..........................        104,000            9,880
 10.875%, due 8/1/09 (e)......        543,000           70,590
 11.25%, due 2/1/10 (e).......        407,000           52,910
                                                   -----------
                                                     1,698,891
                                                   -----------
METALS & MINING (0.2%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (e).....        233,975          177,821
                                                   -----------

OIL & GAS (0.1%)
Triton Energy Ltd.
 8.875%, due 10/1/07..........         96,000          105,600
                                                   -----------

PAPER & FOREST PRODUCTS (0.3%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........        205,000          188,600
                                                   -----------

ROAD & RAIL (0.2%)
Grupo Transportacion
 Ferroviaria Mexicana S.A. de
 C.V.
 11.75%, due 6/15/09..........        150,000          141,000
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
YANKEE BONDS (CONTINUED)

TRANSPORTATION INFRASTRUCTURE (0.2%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(i)(j)....................  $     130,291      $   110,955
                                                   -----------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06...........        543,000          190,050
Rogers, Inc.
 9.75%, due 6/1/16............         80,000           56,000
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (m).....         93,468           74,774
360networks, Inc.
 13.00%, due 5/1/08 (e).......        199,000               20
                                                   -----------
                                                       320,844
                                                   -----------
Total Yankee Bonds
 (Cost $5,290,690)............                       3,643,631
                                                   -----------
Total Long-Term Bonds
 (Cost $72,019,681)...........                      65,196,856
                                                   -----------
                                   SHARES
                                -------------
COMMON STOCKS (1.0%)
DIVERSIFIED FINANCIALS (0.1%)
AMC Financial, Inc. (a).......         19,954           40,906
                                                   -----------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
BellSouth Corp. ..............          2,264           71,316
Call-Net Enterprises, Inc.
 (a)..........................          7,010            2,208
ICO Global Communications
 Holdings Ltd. (a)(d).........         20,419           36,754
SBC Communications, Inc. .....          2,173           66,277
Verizon Communications,
 Inc. ........................          1,720           69,058
                                                   -----------
                                                       245,613
                                                   -----------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material
 Handling, Inc.
 (a)(d)(i)(j).................            831            4,404
                                                   -----------
FOOD PRODUCTS (0.2%)
Chiquita Brands International,
 Inc. (a).....................          8,932          159,972
                                                   -----------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Genesis Health Ventures, Inc.
 (a)(d).......................          2,643           53,098
                                                   -----------

IT CONSULTING & SERVICES (0.0%) (b)
Systems Holding, Inc.
 (a)(d)(i)(j).................          3,454              898
                                                   -----------

                                   SHARES
                                   AMOUNT             VALUE
                                ------------------------------
METALS & MINING (0.1%)
Algoma Steel, Inc. (a)........         21,046      $    84,826
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
@Track Communications, Inc.
 (a)..........................         83,459           95,978
                                                   -----------
Total Common Stocks
 (Cost $1,120,447)............                         685,695
                                                   -----------
CONVERTIBLE PREFERRED STOCKS (0.3%)

COMMUNICATIONS EQUIPMENT (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (d)(i)(j).........            123                1
                                                   -----------

DIVERSIFIED FINANCIALS (0.0%) (b)
Pacific & Atlantic (Holdings)
 Inc.
 7.5%, Class A (d)(g)(j)......         19,646           19,646
                                                   -----------

ENERGY EQUIPMENT & SERVICES (0.3%)
El Paso Energy Capital Trust I
 4.75%........................          5,965          219,512
                                                   -----------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Genesis Health Ventures, Inc.
 6.00% (d)(i)(j)..............             23            2,197
                                                   -----------
Total Convertible Preferred
 Stocks
 (Cost $342,879)..............                         241,356
                                                   -----------
PREFERRED STOCKS (0.9%)

MEDIA (0.3%)
Mediaone Financing Trust III
 9.04%........................          4,115           83,494
Paxson Communications Corp.
 13.25% (g)...................             11           83,148
                                                   -----------
                                                       166,642
                                                   -----------
REAL ESTATE (0.6%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)..........            358          399,170
                                                   -----------

TRANSPORTATION INFRASTRUCTURE (0.0%) (b)
Ermis Maritime
 Holdings Ltd. (a)(d)(i)(j)...          3,096               31
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES             VALUE
                                ------------------------------
PREFERRED STOCKS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Rural Cellular Corp.
 11.375%, Series B (g)........            185      $    35,163
                                                   -----------
Total Preferred Stocks
 (Cost $657,704)..............                         601,006
                                                   -----------
RIGHTS (0.0%) (b)

HOUSEHOLD DURABLES (0.0%) (b)
Amatek Industries Property
 Ltd.
 Common Rights (a)(d).........            152                8
 Preferred Rights (a)(d)......         32,764           16,382
                                                   -----------
                                                        16,390
                                                   -----------
Total Rights
 (Cost $16,761)...............                          16,390
                                                   -----------
WARRANTS (0.0%) (b)

DIVERSIFIED FINANCIALS (0.0%) (b)
ASAT Finance LLC
 expire 11/1/06 (a)(c)(d).....            175              263
                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(d)........          5,128               51
Loral Space & Communications
 Ltd.
 expire 12/27/06 (a)(d).......          2,304            1,383
                                                   -----------
                                                         1,434
                                                   -----------
ELECTRICAL EQUIPMENT (0.0%) (b)
Morris Material Handling, Inc.
 Series A
 expire 9/28/11
 (a)(d)(i)(j).................            519                5
 Series B
 expire 9/28/11
 (a)(d)(i)(j).................            519                5
 Series C
 expire 9/28/11
 (a)(d)(i)(j).................            779                8
                                                   -----------
                                                            18
                                                   -----------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Genesis Health Ventures, Inc.
 expire 10/1/02 (a)(d)........          1,103            1,489
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(d)(j)......          5,531            2,765
                                                   -----------
                                                         4,254
                                                   -----------
MEDIA (0.0%) (b)
Ono Finance PLC
 expire 5/31/09 (a)(c)(d).....            405               51
                                                   -----------

                                   SHARES             VALUE
                                ------------------------------
OIL & GAS (0.0%) (b)
Petro Stopping Centers
 Holdings L.P.
 expire 8/1/08 (a)(c)(d)(i)...            335      $       335
                                                   -----------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)(d).....            225            3,150
                                                   -----------
Total Warrants
 (Cost $77,406)...............                           9,505
                                                   -----------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM INVESTMENTS (8.5%)

COMMERCIAL PAPER (7.7%)
Federal Home Loan Bank
 1.87%, due 7/1/02............  $   2,360,000        2,359,755
Freddie Mac Discount Note
 1.87%, due 7/1/02............        450,000          449,953
UBS Finance Delaware LLC
 2.00%, due 7/1/02............      2,650,000        2,649,706
                                                   -----------
                                                     5,459,414
                                                   -----------
Total Commercial Paper
 (Cost $5,459,414)............                       5,459,414
                                                   -----------
                                   SHARES
                                -------------
INVESTMENT COMPANY (0.3%)
Merrill Lynch Premier
 Institutional Fund...........        230,216          230,216
                                                   -----------
Total Investment Company
 (Cost $230,216)..............                         230,216
                                                   -----------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM BONDS (0.3%)
ELECTRICAL EQUIPMENT (0.3%)
Thomas & Betts Corp.
 6.29%, due 2/13/03...........  $     185,000          179,972
                                                   -----------

MEDIA (0.0%) (b)
Adelphia Communications Corp.
 Series B
 9.25%, due 10/1/02 (e).......         20,000            7,800
                                                   -----------
Total Short-Term Bonds
 (Cost $195,025)..............                         187,772
                                                   -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

SHORT-TERM LOAN PARTICIPATION (0.2%)
BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 12/26/02
 (e)(j)(k)....................  $     235,538      $   159,871
                                                   -----------
Total Short-Term Loan
 Participation
 (Cost $159,706)..............                         159,871
                                                   -----------
Total Short-Term Investments
 (Cost $6,044,361)............                       6,037,273
                                                   -----------
Total Investments
 (Cost $80,279,239) (q).......          102.2%      72,788,081(r)
Liabilities in Excess of
 Cash and Other Assets........           (2.2)      (1,554,929)
                                -------------      -----------
                                        100.0%     $71,233,152
                                =============      ===========

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Illiquid security.
(e)   Issue in default.
(f)   Issuer in bankruptcy.
(g)   PIK ("Payment in Kind")--dividend payment is made with
      additional securities.
(h)   Yankee bond.
(i)   Fair valued security.
(j)   Restricted security. (See Note 2)
(k)   Floating rate. Rate shown is the rate in effect at June
      30, 2002.
(l1)  53 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(l2)  362 Units--Each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share at a future
      date.
(m)   CIK ("Cash in Kind")--interest payment is made with cash
      or additional securities.
(n)   Eurobond--bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(o)   TBA: Securities purchased on a forward commitment basis
      with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be
      determined upon settlement.
(p)   Partially segregated for unfunded loan commitments.
(q)   The cost for federal income tax purposes is $80,307,561.
(r)   At June 30, 2002, net unrealized appreciation was
      $7,519,480, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $2,442,990 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $9,962,470.
(s)   The following abbreviations are used in the above
      portfolio: C$ --Canadian Dollar
      DK --Danish Krone
      E  --Euro
      NZD--New Zealand Dollar
      L  --Pound Sterling
      $  --U.S. Dollar


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $80,729,239)..............................................       $72,788,081
Cash denominated in foreign currencies (identified cost
  $33,214)..................................................            34,679
Cash........................................................           438,092
Receivables:
  Investment securities sold................................         5,733,629
  Dividends and interest....................................         1,255,698
  Fund shares sold..........................................           768,338
Unrealized appreciation on foreign currency forward
  contracts.................................................            61,340
Other assets................................................            16,254
                                                                   -----------
        Total assets........................................        81,096,111
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         8,672,900
  Fund shares redeemed......................................           188,215
  NYLIFE Distributors.......................................            46,305
  Manager...................................................            35,341
  Transfer agent............................................            27,458
  Custodian.................................................             4,506
  Trustees..................................................               371
Accrued expenses............................................            42,875
Unrealized depreciation on foreign currency forward
  contracts.................................................           438,371
Dividend payable............................................           406,617
                                                                   -----------
        Total liabilities...................................         9,862,959
                                                                   -----------
Net assets..................................................       $71,233,152
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    20,043
  Class B...................................................            66,021
  Class C...................................................             4,391
Additional paid-in capital..................................        86,756,128
Accumulated net investment loss.............................          (931,854)
Accumulated net realized loss on investments................        (6,573,786)
Accumulated net realized loss on foreign currency
  transactions..............................................          (261,497)
Net unrealized depreciation on investments..................        (7,491,158)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................          (355,136)
                                                                   -----------
Net assets..................................................       $71,233,152
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,808,160
                                                                   ===========
Shares of beneficial interest outstanding...................         2,004,305
                                                                   ===========
Net asset value per share outstanding.......................       $      7.89
Maximum sales charge (4.50% of offering price)..............              0.37
                                                                   -----------
Maximum offering price per share outstanding................       $      8.26
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $51,968,276
                                                                   ===========
Shares of beneficial interest outstanding...................         6,602,092
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.87
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 3,456,716
                                                                   ===========
Shares of beneficial interest outstanding...................           439,147
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.87
                                                                   ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    79,078
  Interest..................................................    2,765,955
                                                              -----------
    Total income............................................    2,845,033
                                                              -----------
Expenses:
  Manager...................................................      208,144
  Distribution--Class B.....................................      194,463
  Distribution--Class C.....................................       10,858
  Transfer agent............................................       95,335
  Service--Class A..........................................       18,285
  Service--Class B..........................................       64,816
  Service--Class C..........................................        3,625
  Professional..............................................       20,361
  Shareholder communication.................................       16,205
  Custodian.................................................       13,522
  Recordkeeping.............................................       13,198
  Registration..............................................       12,209
  Trustees..................................................        1,262
  Miscellaneous.............................................       17,477
                                                              -----------
    Total expenses..........................................      689,760
                                                              -----------
Net investment income.......................................    2,155,273
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,666,541)
  Foreign currency transactions.............................     (261,497)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,928,038)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................      (62,161)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (533,859)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (596,020)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,524,058)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (368,785)
                                                              ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                  Six months      Year ended
                                                                    ended        December 31,
                                                                June 30, 2002*       2001
                                                                --------------   ------------
  INCREASE IN NET ASSETS:
  Operations:
    Net investment income.....................................   $  2,155,273    $  5,217,275
    Net realized loss on investments and foreign currency
      transactions............................................     (1,928,038)     (1,766,782)
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions...........       (596,020)        647,327
                                                                 ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations..............................................       (368,785)      4,097,820
                                                                 ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................       (587,483)     (1,335,438)
      Class B.................................................     (1,900,614)     (3,295,728)
      Class C.................................................       (108,182)       (208,471)
    Return of capital:
      Class A.................................................             --        (160,192)
      Class B.................................................             --        (395,338)
      Class C.................................................             --         (25,007)
                                                                 ------------    ------------
        Total dividends and distributions to shareholders.....     (2,596,279)     (5,420,174)
                                                                 ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................      6,807,035      12,261,031
      Class B.................................................      6,690,933      12,255,374
      Class C.................................................      1,563,400       3,727,065
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................        313,872       1,117,106
      Class B.................................................      1,095,625       2,598,570
      Class C.................................................         42,144         101,713
                                                                 ------------    ------------
                                                                   16,513,009      32,060,859
    Cost of shares redeemed:
      Class A.................................................     (5,746,608)    (16,886,152)
      Class B.................................................     (5,317,657)     (9,820,381)
      Class C.................................................       (975,418)     (3,717,875)
                                                                 ------------    ------------
        Increase in net assets derived from capital share
         transactions.........................................      4,473,326       1,636,451
                                                                 ------------    ------------
        Net increase in net assets............................      1,508,262         314,097
  NET ASSETS:
  Beginning of period.........................................     69,724,890      69,410,793
                                                                 ------------    ------------
  End of period...............................................   $ 71,233,152    $ 69,724,890
                                                                 ============    ============
  Accumulated net investment loss at end of period............   $   (931,854)   $   (490,848)
                                                                 ============    ============

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                           Class A
                                                            ---------------------------------------------------------------------
                                                            Six months                                               February 28*
                                                              ended               Year ended December 31,              through
                                                             June 30,    -----------------------------------------   December 31,
                                                              2001+       2001          2000      1999      1998         1997
                                                            ----------   -------       -------   -------   -------   ------------
Net asset value at beginning of period....................   $  8.22     $  8.37       $  9.20   $  9.71   $  9.91     $ 10.00
                                                             -------     -------       -------   -------   -------     -------
Net investment income.....................................      0.30        0.67(a)(d)    0.73      0.67      0.60        0.54
Net realized and unrealized gain (loss) on investments....     (0.21)      (0.14)        (0.61)    (0.45)    (0.09)       0.07
Net realized and unrealized gain (loss) on foreign
 currency transactions....................................     (0.09)       0.01         (0.26)     0.00(b)  (0.01)       0.05
                                                             -------     -------       -------   -------   -------     -------
Total from investment operations..........................        --        0.54         (0.14)     0.22      0.50        0.66
                                                             -------     -------       -------   -------   -------     -------
Less dividends and distributions:
 From net investment income...............................     (0.33)      (0.62)        (0.55)    (0.70)    (0.70)      (0.54)
 From net realized gain on investments....................        --          --            --     (0.03)       --       (0.21)
 Return of capital........................................        --       (0.07)        (0.14)    (0.00)(c)    --          --
                                                             -------     -------       -------   -------   -------     -------
Total dividends and distributions.........................     (0.33)      (0.69)        (0.69)    (0.73)    (0.70)      (0.75)
                                                             -------     -------       -------   -------   -------     -------
Net asset value at end of period..........................   $  7.89     $  8.22       $  8.37   $  9.20   $  9.71     $  9.91
                                                             =======     =======       =======   =======   =======     =======
Total investment return (b)...............................     (0.13%)      6.62%        (1.57%)    2.30%     5.17%       6.62%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..................................      6.80%++     7.95%(d)      8.27%     6.97%     6.14%       6.46%++
   Net expenses...........................................      1.40%++     1.44%         1.47%     1.34%     1.38%       1.15%++
   Expenses (before reimbursement)........................      1.40%++     1.44%         1.47%     1.34%     1.42%       1.49%++
Portfolio turnover rate...................................        49%        141%          187%      244%      325%        323%
Net assets at end of period (in 000's)....................   $15,808     $15,066       $18,909   $19,922   $21,603     $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)    0.00(c)    0.00(c)
Decrease ratio of net investment income.....................   (0.13%)    (0.13%)    (0.13%)


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B
    ----------------------------------------------------------------------
    Six months                                                February 28*
       ended               Year ended December 31,              through
     June 30,     -----------------------------------------   December 31,
       2001+       2001          2000      1999      1998         1997
    -----------   -------       -------   -------   -------   ------------
      $  8.20     $  8.36       $  9.19   $  9.70   $  9.91     $ 10.00
      -------     -------       -------   -------   -------     -------
         0.26        0.61(a)(d)    0.67      0.60      0.54        0.48
        (0.21)      (0.15)        (0.61)    (0.45)    (0.11)       0.07
        (0.09)       0.01         (0.26)     0.00(c)   (0.01)      0.05
      -------     -------       -------   -------   -------     -------
        (0.04)       0.47         (0.20)     0.15      0.42        0.60
      -------     -------       -------   -------   -------     -------
        (0.29)      (0.56)        (0.50)    (0.63)    (0.63)      (0.48)
           --          --            --     (0.03)       --       (0.21)
           --       (0.07)        (0.13)    (0.00)(c)      --        --
      -------     -------       -------   -------   -------     -------
        (0.29)      (0.63)        (0.63)    (0.66)    (0.63)      (0.69)
      -------     -------       -------   -------   -------     -------
      $  7.87     $  8.20       $  8.36   $  9.19   $  9.70     $  9.91
      =======     =======       =======   =======   =======     =======
        (0.51%)      5.78%        (2.28%)    1.54%     4.35%       6.02%
         6.05%++     7.20%(d)      7.52%     6.22%     5.39%       5.71%++
         2.15%++     2.19%         2.22%     2.09%     2.13%       1.90%++
         2.15%++     2.19%         2.22%     2.09%     2.17%       2.24%++
           49%        141%          187%      244%      325%        323%
      $51,968     $51,694       $47,607   $59,645   $66,273     $43,872

                                   Class C
      -----------------------------------------------------------------
      Six months              Year ended                 September 1**
         ended               December 31,                   through
       June 30,     -------------------------------       December 31,
         2001+       2001          2000      1999             1998
      -----------   -------       -------   -------      --------------
        $  8.20     $  8.36       $  9.19   $  9.70         $  9.59
        -------     -------       -------   -------         -------
           0.26        0.61(a)(d)    0.67      0.60            0.21
          (0.21)      (0.15)        (0.61)    (0.45)           0.10
          (0.09)       0.01         (0.26)     0.00(c)         0.01
        -------     -------       -------   -------         -------
          (0.04)       0.47         (0.20)     0.15            0.32
        -------     -------       -------   -------         -------
          (0.29)      (0.56)        (0.50)    (0.63)          (0.21)
             --          --            --     (0.03)             --
             --       (0.07)        (0.13)    (0.00)(c)          --
        -------     -------       -------   -------         -------
          (0.29)      (0.63)        (0.63)    (0.66)          (0.21)
        -------     -------       -------   -------         -------
        $  7.87     $  8.20       $  8.36   $  9.19         $  9.70
        =======     =======       =======   =======         =======
          (0.51%)      5.78%        (2.28%)    1.54%           3.41%
           6.05%++     7.20%(d)      7.52%     6.22%           5.39%++
           2.15%++     2.19%         2.22%     2.09%           2.13%++
           2.15%++     2.19%         2.22%     2.09%           2.13%++
             49%        141%          187%      244%            325%
        $ 3,457     $ 2,965       $ 2,895   $   768         $    91


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities, foreign currency options and securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the

MainStay Strategic Income Fund

forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2002:

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                             Sold       Purchased    (Depreciation)
                                                          -----------   ----------   --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 8/30/02..................  E 3,590,000   $3,331,520     $(197,265)
Euro vs. U.S. Dollar, expiring 9/19/02..................  E   254,191   $  238,939       (10,701)
Euro vs. U.S. Dollar, expiring 9/30/02..................  E 2,930,000   $2,714,586      (161,585)
Pound Sterling vs. U.S. Dollar, expiring 7/8/02.........  L   666,553   $  952,824       (61,627)
Swedish Krona vs. Euro, expiring 7/1/02.................  SK3,400,000   E  370,928        (3,440)
Swedish Krona vs. U.S. Dollar, expiring 7/19/02.........  SK  317,362   $   30,650        (3,753)
                                                           Contract      Contract
                                                            Amount        Amount
                                                           Purchased       Sold
                                                          -----------   ----------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 8/30/02..................  E 1,014,981   $  960,340        37,334
Euro vs. U.S. Dollar, expiring 8/30/02..................  E   545,000   $  511,701        24,006
                                                                                       ---------
Net unrealized depreciation on foreign currency forward
  contracts.............................................                               $(377,031)
                                                                                       =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at June 30, 2002:

                                                      PRINCIPAL
                                     ACQUISITION       AMOUNT/                  6/30/02    PERCENT OF
            SECURITY                   DATE(S)         SHARES        COST        VALUE     NET ASSETS
---------------------------------    -----------      ---------   ----------    --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a)..........   5/26/98-4/1/02    $ 16,064    $    4,603    $  4,016      0.0%(b)
  Convertible Preferred Stock
  Series A-1.....................  5/20/98-2/26/01         123             1           1      0.0(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04............  12/14/98-2/16/01    130,291       118,230     110,955      0.2
  Preferred Stock................   12/9/98-2/6/01       3,096             0(c)       31      0.0(b)
FRI-MRD Corp.
  15.00%, due 12/24/02 (d).......      8/12/97         290,000       288,296     159,500      0.3
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00%..........................  11/1/99-12/31/01         23         2,412       2,197      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04.......  3/15/99-5/12/01     299,000       166,730     134,550      0.2
  Class A, Warrants..............  3/10/99-6/23/00       5,531         8,407       2,765      0.0(b)
Morris Material Handling, Inc.
  Common Stock...................  3/11/99-10/30/01        831           462       4,404      0.0(b)
  Series A, Warrants.............  3/11/99-10/30/01        519             0(c)        5      0.0(b)
  Series B, Warrants.............  3/11/99-10/30/01        519             0(c)        5      0.0(b)
  Series C, Warrants.............  3/11/99-10/30/01        779             0(c)        8      0.0(b)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 12/26/20 (d)........   1/10/02-6/2/02     235,538       159,706     159,871      0.2
Pacific & Atlantic (Holdings)
  Inc.
  Convertible Preferred Stock
  7.50%, Class A (a).............  5/29/98-12/31/01     19,646       111,748      19,646      0.0(b)
Systems Holding, Inc.
  Common Stock...................      12/31/01          3,454             0(c)      898      0.0(b)
Thermadyne Holdings Corp.
  Bank debt, Term Loan B
  4.84%, due 5/22/05.............      3/20/02          97,500        85,034      88,725      0.1
  Bank debt, Term Loan C
  5.09%, due 5/22/06.............      3/20/02          97,500        84,727      88,725      0.1
                                                                  ----------    --------      ---
                                                                  $1,030,356    $776,302      1.1%
                                                                  ==========    ========      ===

-------
(a) PIK ("Payment in Kind")--interest payment is made with additional shares.
(b) Less than one tenth of a percent.
(c) Less than one dollar.
(d) Issue in default.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2002, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            ----------
Lucent Technologies, Inc. ..................................   $ 93,750
Owens Corning, Inc. ........................................     14,342
                                                               --------
                                                               $108,092
                                                               ========

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations. On October 26, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $14,152, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

MainStay Strategic Income Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain (loss) by $60,932. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $95,896.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2002:

            CURRENCY                                    COST                    VALUE
---------------------------------                     --------                 --------
Danish Krone        DK        14                      $     2                  $     2
Euro                 E     8,935                        8,471                    8,824
Pound Sterling       L    16,957                       24,737                   25,848
Swedish Krona       SK        44                            4                        5
                                                      -------                  -------
                                                      $33,214                  $34,679
                                                      =======                  =======

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Strategic Income Fund

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended June 30, 2002, the Manager earned $208,144.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,450 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $23, $22,312 and $467, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $95,335.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A with a net asset value of $5,776,410 which represents 36.5% of Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $752 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,198 for the six months ended June 30, 2002.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $4,876,674, were available as shown in the table below, to the extent provided by regulations to offset future realized

MainStay Strategic Income Fund

gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2007.................................................  $2,054
       2008.................................................   1,959
       2009.................................................     864
                                                              ------
                                                              $4,877
                                                              ======

In addition, the Fund intends to elect to treat for federal income tax purposes approximately $30,571 of qualifying realized capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities were $13,204 and $14,244, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $25,731 and $17,371, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                      JUNE 30, 2002*               DECEMBER 31, 2001
                                                ---------------------------   ----------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   --------
Shares sold...................................    826       814       191      1,466     1,464       450
Shares issued in reinvestment of dividends and
  distributions...............................     38       134         5        133       311        12
                                                 ----      ----      ----     ------    ------      ----
                                                  864       948       196      1,599     1,775       462
Shares redeemed...............................   (693)     (647)     (118)    (2,024)   (1,167)     (447)
                                                 ----      ----      ----     ------    ------      ----
Net increase (decrease).......................    171       301        78       (425)      608        15
                                                 ====      ====      ====     ======    ======      ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                             [THIS IS A TRUE BLANK]

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSSI10-08/02
                                                                 16

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500 Index, a Strategic Value
                                                              Composite Index, and Inflation-- Class A,
                                                              Class B, and Class C Shares                      4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and Six-Month Performance           7

                                                              Returns and Lipper Rankings as of 6/30/02       11

                                                              Portfolio of Investments                        12

                                                              Financial Statements                            23

                                                              Notes to Financial Statements                   28

                                                              The MainStay(R) Funds                           38

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500(R) Index, a Strategic Value Composite Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -12.22%, Since Inception 2.72%

[CLASS A SHARES LINE GRAPH]

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-----------                              ------------------      ----------------      ------------------     ------------------
10/22/97                                      $ 9,450              $ 10,000                $ 10,000                $ 10,000
12/97                                           9,839                10,055                  10,106                  10,018
12/98                                           9,890                12,930                  11,208                  10,175
12/99                                          11,234                15,651                  12,674                  10,448
12/00                                          11,884                14,229                  12,950                  10,801
12/01                                          11,979                12,540                  12,506                  10,968
6/02                                           11,343                10,846                  11,936                  11,127

CLASS B SHARES Total Returns: 1 Year -12.35%, Since Inception 2.81%

[CLASS B SHARES LINE GRAPH]

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-------------                            ------------------      ----------------      ------------------     ------------------
10/22/97                                     $ 10,000              $  10,000               $ 10,000                $ 10,000
12/97                                          10,404                 10,055                 10,106                  10,018
12/98                                          10,376                 12,930                 11,208                  10,175
12/99                                          11,688                 15,651                 12,674                  10,448
12/00                                          12,280                 14,229                 12,950                  10,801
12/01                                          12,272                 12,540                 12,506                  10,968
6/02                                           11,386                 10,846                 11,936                  11,127

CLASS C SHARES Total Returns: 1 Year -8.72%, Since Inception 3.19%

[CLASS C SHARES LINE GRAPH]

                                         MAINSTAY STRATEGIC                             STRATEGIC VALUE
PERIOD-END                                   VALUE FUND          S&P 500 INDEX(1)      COMPOSITE INDEX(2)     INFLATION (CPI)(3)
-------------                            ------------------      ----------------      ------------------     ------------------
10/22/97                                     $ 10,000               $ 10,000               $ 10,000                $ 10,000
12/97                                          10,404                 10,055                 10,106                  10,018
12/98                                          10,376                 12,930                 11,208                  10,175
12/99                                          11,688                 15,651                 12,674                  10,448
12/00                                          12,280                 14,229                 12,950                  10,801
12/01                                          12,272                 12,540                 12,506                  10,968
6/02                                           11,587                 10,846                 11,936                  11,127

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND
 PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The Fund compares itself to a Strategic Value Composite Index that is comprised of the Russell 1000(R) Value Index, the Credit Suisse First Boston(TM) Convertible Securities Index, and the Credit Suisse First Boston(TM) High Yield Index weighted 80%/20%/20%, respectively. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Credit Suisse First Boston Convertible Securities Index is an unmanaged index that generally includes 250-300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. The Credit Suisse First Boston High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1)  See footnote and table on page 11 for more information about Lipper Inc.
(2)  See footnote on page 5 for more information about the S&P 500 Index.
(3) See footnote on page 5 for more information about the Strategic Value Composite Index used by the Fund.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

Portfolio Management Discussion and Analysis

During the first half of 2002, the equity markets suffered from weak corporate earnings and severe setbacks in investor confidence. As corporate profits con-tinued to deteriorate, hopes for a rebound in the second half of 2002 faded. Many market participants now believe that a recovery is more likely in 2003.

On the heels of the Enron debacle, WorldCom provided an initial glimpse into the depth of its difficulties by announcing a shocking $3.8 billion earnings restatement. Scandals in the executive offices of Tyco International, Global Crossing, Dynegy, and others reverberated throughout the marketplace, and suppliers and competitors in related industries suffered from guilt-by-association. During the reporting period, the number of companies dropping from investment-grade to high-yield status continued to grow, as WorldCom, Qwest, The Gap, and Reader's Digest joined earlier "fallen angels," including Enron, Gateway, AMR, and Delta Airlines. Global events have also taken a toll on stock-market performance. The war on terrorism has begun to fuel deficit spending, and tensions in the Middle East have continued unabated.

Fortunately, a variety of positive economic indicators are helping to counter-balance market pessimism. Real gross domestic product grew at a healthy 5.0% in the first quarter of 2002. Inflation and interest rates have both remained low, even without Federal Reserve intervention in the first half of the year. Consumers have used lower interest rates to refinance expensive mortgages and have used the proceeds to stimulate housing and auto sales. We believe that eventually, the stock market will begin to reflect these positive economic forces, but in the meantime, many investors are seeking refuge in the high-grade bond markets.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Strategic Value Fund Class A shares returned -5.31%, Class B shares returned -5.68%, and Class C shares returned -5.58%, excluding all sales charges. All share classes outperformed the -6.52% return for the average Lipper(1) flexible portfolio fund over the same period. All share classes outperformed the -13.16% return of the S&P 500(R) Index(2) for the first six months of 2002. All share classes underperformed the -4.56% return of the Fund's Strategic Value Composite Index(3) over the six-month reporting period.

As of June 30, 2002, MainStay Strategic Value Fund Class A, Class B, and Class C shares received an Overall Morningstar Rating(TM) of four stars out of 610 large value funds.(4) Each share class of the fund was rated four stars out of 610 large value funds for the three-year period ended June 30, 2002.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
-----------                                                                 ---------------
12/97                                                                             4.11%
12/98                                                                             0.52%
12/99                                                                            13.59%
12/00                                                                             5.78%
12/01                                                                             0.81%
6/02                                                                             -5.31%

See footnote 1 on page 11 for more information on performance.

CLASS B SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
-----------                                                                 --------------
12/97                                                                             4.04%
12/98                                                                            -0.27%
12/99                                                                            12.64%
12/00                                                                             5.07%
12/01                                                                            -0.07%
6/02                                                                             -5.68%

See footnote 1 on page 11 for more information on performance.

EQUITIES

In the equity portion of the Fund's portfolio, one of the strongest contributors to performance was Raytheon, whose shares rose 26% during the reporting period, based on increases in defense spending. TRW is an aerospace/defense company and automotive-parts manufacturer. When Northrup Grumman made and raised an offer for the company, the stock price rose 55% over the first half of 2002. Shares of diversified consumer products company Fortune Brands rose 41% when investors saw asset-restructuring and cost-cutting initiatives result in steady earnings improvements. Mortgage lender Washington Mutual benefited from heavy refinancing volume, which drove its shares up 13% in the first half of the year. Sears, Roebuck advanced 14% over the reporting period on

CLASS C SHARES
[LINE GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
-----------                                                                 --------------
12/97                                                                             4.04%
12/98                                                                            -0.27%
12/99                                                                            12.64%
12/00                                                                             5.07%
12/01                                                                            -0.07%
6/02                                                                             -5.58%

See footnote 1 on page 11 for more information on perfomance. Class C share returns reflect the historical performance of Class B shares through 8/98.


strong credit-card performance and a variety of improvements and cutbacks in its department store chain. We trimmed the Fund's position in Sears, Roebuck as the stock approached our price target.

Not all of the Fund's equity holdings were as strong. IBM shares declined 40% over the reporting period, as the company's end markets weakened and most technology stocks declined. We added to the Fund's position while prices were low. Gateway also declined substantially during the first half of the year, as PC sales floundered. We continue to hold the stock, based on a solid balance sheet and new management's restructuring plan. Both Sprint FON Group and Tellabs suffered as a result of the WorldCom scandal and general weakness in their respective sectors. We sold Sprint shares in June 2002 at a loss of 45% from the beginning of the year. Although Tellabs shares declined 58% during the reporting period, we believe it is prudent to continue to hold the position in light of the company's solid balance sheet and strong product line-up. Solutia is a chemical company whose share price dropped when an adverse legal judgment relating to pollution in the 1970s put unanticipated pressure on the stock. We sold the shares in late February, and they have since declined.

CONVERTIBLE BONDS

During the first half of 2002, results were decidedly negative in the convert-ible bond portion of the Fund's portfolio. But careful attention to risk helped strengthen results. Health care convertibles performed particularly well in a market where investors were looking for a potential "safe haven." AmeriSource Bergen, whose company's profits are not tied to the economy, benefited from the aging population. Anthem, a health benefits company, was another strong performer and benefited from better pricing among HMOs and from the fact that people can get sick in any economic environment. As a group, hospital companies also benefited the Fund's performance, since their business isn't economically dependent.

With the war on terrorism in full swing, the Fund benefited from strong inves-tor interest in Northrop Grumman, an aerospace and defense company that serves military, government, and commercial customers in the United States and abroad. International Paper and Union Pacific also showed strong results, even though their profits are economically sensitive. The markets showed a strong preference for these "old economy" names over companies with any ties to technology.

Weaker performers in the convertible portion of the Fund included Kulicke & Soffa, an equipment maker for the ailing semiconductor industry. A small posi-tion in Adelphia suffered an unanticipated loss when the company's audited financial statements were found to be fraudulent. Tyco International's bonds also took a beating when the company's accounting and disclosure came under scrutiny. Fortunately, the Fund held a defensive Tyco security with a redeeming put feature. Since the bonds performed as anticipated and protected the Fund from downside risk, we sold them to put the assets to more productive use.

HIGH YIELD BONDS

The high-yield portion of the Fund's portfolio saw positive returns from metals and mining companies, including Algoma Steel, which benefited from higher steel prices during the first half of 2002. Holdings in Newmont Mining and Neenah Foundry also contributed positively to the Fund's performance during the reporting period. Although the health care bond sector had modest results, careful security selection helped during the reporting period, with holdings in Alaris Medical, HCA--The Healthcare Company, Manor Care, and Team Health all making positive contributions to the high-yield portion of the Fund's portfolio.

Airlines did well during the first quarter. Delta Airlines, which dropped to high-yield status in September 2001, was particularly strong. The Fund's high-yield gaming and leisure securities also had a solid showing in the first quarter of 2002, and in the second quarter, we sold some of the Fund's holdings in The Venetian Casino and Hilton Hotels. We also eliminated positions in Pinnacle Entertainment and Sun International Hotels to purchase credits that we believed were more attractively priced.

Not all sectors were as accommodating, however. Among the Fund's high-yield telecommunications holdings, Qwest and Sprint bonds were both hurt by the WorldCom accounting scandal. Other telecommunications holdings that had a negative impact on the high-yield portion of the Fund's portfolio included AT&T Wireless, Alamosa, and US Unwired.

Cable holdings also suffered, with Adelphia Communications turning in the worst performance of any security in the high-yield portion of the Fund's portfolio. Even so, we maintain a constructive outlook for Adelphia's subsidiary FrontierVision, which we believe suffered more than the fundamentals warranted. Charter Communications and Rogers Cablesystems also declined during the reporting period.

The high-yield portion of the Fund's portfolio remains underweighted in food and drug retailers, food and tobacco producers, and retailing enterprises. Com-panies in these sectors typically lack the levels of free cash flow and asset coverage that our rigorous investment criteria demand. The high-yield portion of the Fund's portfolio remains overweighted in utilities, telecommunications, cable, and technology.

LOOKING AHEAD

In the short term, we remain cautious and defensive. Recent accounting scan-dals may intensify the impact that weaker profit expectations will have on stock prices. We believe it's likely that economic growth will take hold at some point and corporate profits will eventually improve. In the meantime, we appear to have been correct in predicting that structural issues could prevent some sectors from responding to liquidity and that their respective recoveries might be more muted than anticipated. As market valuations adjust to new realities, we will continue to use our disciplined investment approach to seek opportuni- ties as they may arise among quality companies with value-enhancing attributes.

We believe that recent weakness in the convertible and high-yield markets may create value opportunities. We will seek to take advantage of fundamentally strong securities at depressed values when we see potential for price improvement over time. Our careful research and ongoing pursuit of value catalysts may help us identify securities with attractive risk/reward profiles in today's volatile markets.

Whatever the markets or economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, high-yield and convertible securities.

Donald E. Morgan
Mark T. Spellman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/02
    Class A                           -7.11%                    3.97%
    Class B                           -7.93%                    3.17%
    Class C                           -7.84%                    3.19%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/02
    Class A                          -12.22%                    2.72%
    Class B                          -12.35%                    2.81%
    Class C                           -8.72%                    3.19%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/02
    Class A                    109 out of 273 funds      37 out of 146 funds
    Class B                    123 out of 273 funds      52 out of 146 funds
    Class C                    118 out of 273 funds      32 out of 171 funds
    Average Lipper
    flexible portfolio fund           -8.63%                    2.47%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02   INCOME    CAPITAL GAINS
    Class A     $9.47      $0.1165      $0.0000
    Class B     $9.45      $0.0790      $0.0000
    Class C     $9.46      $0.0790      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 10/22/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 6/30/02.

MainStay Strategic Value Fund




                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
ASSET-BACKED SECURITIES (0.8%)+

AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 8.97%, due 1/2/15.............  $  37,667       $     37,111
                                                 ------------

ELECTRIC UTILITIES (0.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d).........    168,000            161,240
                                                 ------------

MEDIA (0.1%)
United Artists Theatres
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e).........     21,025             19,343
                                                 ------------

MULTILINE RETAIL (0.1%)
Kmart Corp.
 Series 1995-K3
 Pass-Through Certificates
 8.54%, due 1/2/15 (f)(g)......     39,542             21,748
                                                 ------------

MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Tiverton/Rumford Power Associates Ltd.,
 L.P.
 Pass-Through Certificates
 Series 1995
 9.00%, due 7/15/18 (c)........     63,000             49,140
                                                 ------------
Total Asset-Backed Securities
 (Cost $290,709)...............                       288,582
                                                 ------------
CONVERTIBLE SECURITIES (12.7%)
CONVERTIBLE BONDS (9.3%)

BIOTECHNOLOGY (1.1%)
Affymetrix, Inc.
 5.00%, due 10/1/06............    224,000            199,080
CuraGen Corp.
 6.00%, due 2/2/07.............     22,000             14,822
Medarex, Inc.
 4.50%, due 7/1/06.............    186,000            134,850
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............     45,000             34,594
                                                 ------------
                                                      383,346
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Cendant Corp.
 (zero coupon), due 2/13/21....     67,000             44,555
Quebecor World, Inc.
 6.00%, due 10/1/07............     56,000             59,920
                                                 ------------
                                                      104,475
                                                 ------------

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
COMMUNICATIONS EQUIPMENT (0.5%)
CIENA Corp.
 3.75%, due 2/1/08.............  $  67,000       $     39,781
Comverse Technology, Inc.
 1.50%, due 12/1/05............     64,000             50,160
Juniper Networks, Inc.
 4.75%, due 3/15/07............     75,000             46,313
ONI Systems Corp.
 5.00%, due 10/15/05...........     40,000             27,300
Riverstone Networks, Inc.
 3.75%, due 12/1/06 (c)........     30,000             19,613
                                                 ------------
                                                      183,167
                                                 ------------
DIVERSIFIED FINANCIALS (0.1%)
Providian Financial Corp.
 3.25%, due 8/15/05............     45,000             31,219
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
At Home Corp.
 4.75%, due 12/15/06 (f)(g)....    201,000             52,260
KPNQwest N.V.
 10.00%, due 3/15/12 (f)(h)....  E   8,000                 88
                                                 ------------
                                                       52,348
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
AmerisourceBergen Corp.
 5.00%, due 12/1/07............  $  60,000             96,450
Health Management Associates,
 Inc.
 0.25%, due 8/16/20............    224,000            155,120
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21....    150,000            112,687
                                                 ------------
                                                      364,257
                                                 ------------
INSURANCE (1.4%)
American International Group,
 Inc.
 0.50%, due 5/15/07............    250,000            227,187
XL Capital Ltd.
 (zero coupon), due 5/23/21....    450,000            282,375
                                                 ------------
                                                      509,562
                                                 ------------
INTERNET SOFTWARE & SERVICES (0.1%)
CNET, Inc.
 5.00%, due 3/1/06.............     70,000             46,288
                                                 ------------

MEDIA (2.4%)
Adelphia Communications Corp.
 3.25%, due 5/1/21 (f).........    160,000             17,600
 6.00%, due 2/15/06 (f)........     70,000              6,300
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03............    149,000            141,550

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited


                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

MEDIA (CONTINUED)
Cox Communications, Inc.
 0.426%, due 4/19/20...........  $  70,000       $     28,175
Getty Images, Inc.
 5.00%, due 3/15/07............    186,000            155,310
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (i)...........................    373,000            170,647
Mediacom Communications Corp.
 5.25%, due 7/1/06.............    168,000            130,620
News America, Inc.
 (zero coupon), due 2/28/21
 (i)...........................    373,000            176,709
Omnicom Group, Inc.
 (zero coupon), due 7/31/32
 (i)...........................     35,000             30,951
                                                 ------------
                                                      857,862
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
International Paper Co.
 (zero coupon), due 6/20/21....    500,000            265,625
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.4%)
LSI Logic Corp.
 4.00%, due 2/15/05............    130,000            110,825
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05............     30,000             22,125
                                                 ------------
                                                      132,950
                                                 ------------
SOFTWARE (0.8%)
Manugistics Group, Inc.
 5.00%, due 11/1/07............    186,000            123,690
QuadraMed Corp.
 5.25%, due 5/1/05.............     40,000             33,200
Rational Software Corp.
 5.00%, due 2/1/07.............    149,000            122,366
                                                 ------------
                                                      279,256
                                                 ------------
SPECIALTY RETAIL (0.1%)
Gap, Inc. (The)
 5.75%, due 3/15/09............     25,000             28,594
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
COLT Telecom Group PLC
 2.00%, due 12/16/06 (c).......  E  40,000             15,604
 2.00%, due 4/3/07 (c).........     78,000             30,813
                                                 ------------
                                                       46,417
                                                 ------------
Total Convertible Bonds
 (Cost $3,885,571).............                     3,285,366
                                                 ------------
                                   SHARES           VALUE
                                 ----------------------------
CONVERTIBLE PREFERRED STOCKS (3.4%)

AEROSPACE & DEFENSE (0.3%)
Titan Capital Trust
 5.75%.........................      3,000       $    120,750
                                                 ------------

BANKS (0.3%)
Washington Mutual, Inc.
 5.38% (j).....................      1,900             99,513
                                                 ------------

DIVERSIFIED FINANCIALS (0.8%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (e)(h)(k)......      3,845              3,845
Suiza Capital Trust II
 5.50%.........................      5,200            272,350
                                                 ------------
                                                      276,195
                                                 ------------
ELECTRIC UTILITIES (0.3%)
NRG Energy, Inc.
 6.50% (l).....................      9,000            101,700
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.1%)
El Paso Energy Capital Trust I
 4.75%.........................      1,305             48,024
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) (b)
Genesis Health Ventures, Inc.
 6.00% (e)(h)(k)(m)............          5                478
                                                 ------------

MEDIA (0.2%)
Comcast Corp.
 2.00% (n).....................      2,700             60,304
                                                 ------------

PAPER & FOREST PRODUCTS (0.5%)
International Paper Capital
 Trust
 5.25%.........................      3,800            184,300
                                                 ------------

ROAD & RAIL (0.9%)
Canadian National Railway Co.
 5.25%.........................      4,500            306,675
                                                 ------------
Total Convertible Preferred
 Stocks
 (Cost $1,206,056).............                     1,197,939
                                                 ------------
Total Convertible Securities
 (Cost $5,091,627).............                     4,483,305
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund


                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
CORPORATE BONDS (15.9%)

AEROSPACE & DEFENSE (0.3%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08............  $  95,000       $     95,000
                                                 ------------

AIRLINES (0.6%)
American Airlines, Inc.
 8.608%, due 4/1/11............     45,000             48,346
Delta Air Lines, Inc.
 8.30%, due 12/15/29...........    134,000            106,814
 10.375%, due 12/15/22.........     20,000             19,624
Northwest Airlines, Inc.
 9.875%, due 3/15/07...........     30,000             27,000
                                                 ------------
                                                      201,784
                                                 ------------
AUTO COMPONENTS (0.2%)
Hayes Lemmerz International,
 Inc.
 Series B
 8.25%, due 12/15/08 (f)(g)....    105,000             10,500
Mark IV Industries, Inc.
 7.50%, due 9/1/07.............     71,000             59,640
                                                 ------------
                                                       70,140
                                                 ------------
BANKS (0.1%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08.............     40,000             39,600
                                                 ------------

CHEMICALS (0.4%)
General Chemical Industrial Products, Inc.
 10.625%, due 5/1/09...........     26,000             20,800
Millennium America, Inc.
 7.625%, due 11/15/26..........     34,000             27,880
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10..........     47,000             43,240
Terra Capital, Inc.
 12.875%, due 10/15/08.........     58,000             59,450
                                                 ------------
                                                      151,370
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
American Color Graphics, Inc.
 12.75%, due 8/1/05............     52,000             51,545
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05...........     50,000             44,000
                                                 ------------
                                                       95,545
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Avaya, Inc.
 11.125%, due 4/1/09...........     45,000             41,175
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (e)(h)(k)(m)..................      5,086              1,271

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Lucent Technologies, Inc.
 6.45%, due 3/15/29............  $  34,000       $     17,510
 7.25%, due 7/15/06............     29,000             19,720
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08 (f).......     75,000              2,250
Qwest Corp.
 7.625%, due 6/9/03............     20,000             18,400
 8.875%, due 3/15/12 (c).......    105,000             93,450
                                                 ------------
                                                      193,776
                                                 ------------
CONTAINERS & PACKAGING (0.3%)
Owens-Brockway Glass Container,
 Inc.
 8.875%, due 2/15/09 (c).......     50,000             50,000
Owens-Illinois, Inc.
 7.15%, due 5/15/05............      1,000                930
 7.80%, due 5/15/18............     48,000             40,080
                                                 ------------
                                                       91,010
                                                 ------------
DIVERSIFIED FINANCIALS (0.8%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11............     31,000              8,680
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........     54,390             55,478
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)........    130,000            132,782
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09...........     83,000             27,390
IPC Acquisition Corp.
 11.50%, due 12/15/09..........     45,000             43,200
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07
 (c)(e)(f)(h)..................     67,058             23,470
                                                 ------------
                                                      291,000
                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
NTL Communications Corp.
 Series B
 11.50%, due 10/1/08 (f).......     37,000              9,805
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04............     35,000             22,750
 6.50%, due 11/15/18...........     15,000              7,500
 7.25%, due 2/15/11............     35,000             19,600
 7.625%, due 8/3/21............     15,000              7,725
 7.75%, due 8/15/06............     45,000             27,450
 7.90%, due 8/15/10............     10,000              5,650
Sprint Capital Corp.
 8.75%, due 3/15/32............     50,000             37,603
                                                 ------------
                                                      138,083
                                                 ------------
ELECTRICAL EQUIPMENT (0.2%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (f).....     55,000             44,000
UCAR Finance, Inc.
 10.25%, due 2/15/12 (c).......     45,000             45,900
                                                 ------------
                                                       89,900
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
CORPORATE BONDS (CONTINUED)

ENERGY EQUIPMENT & SERVICES (0.4%)
Halliburton Co.
 Series MTN
 6.00%, due 8/1/06.............  $  90,000       $     86,284
 8.75%, due 2/15/21............     10,000              9,378
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06...........     40,000             40,800
                                                 ------------
                                                      136,462
                                                 ------------
FOOD PRODUCTS (0.0%) (B)
Chiquita Brands International,
 Inc.
 10.56%, due 3/15/09...........     10,000             10,500
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03.....     56,000             47,040
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06............     70,000             68,950
dj Orthopedics, LLC
 12.625%, due 6/15/09..........     26,000             28,503
                                                 ------------
                                                      144,493
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08............     40,000             41,300
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f).......     56,000             33,600
Genesis Health Ventures, Inc.
 7.0375%, due 4/2/07 (o).......      3,600              3,546
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (e)(k)........................     66,000             29,700
HCA, Inc.
 7.50%, due 11/15/95...........    104,000             98,474
Manor Care, Inc.
 8.00%, due 3/1/08.............     87,000             89,719
Medaphis Corp.
 Series B
 9.50%, due 2/15/05............     93,000             89,280
Team Health, Inc.
 Series B
 12.00%, due 3/15/09...........     46,000             51,520
Unilab Corp.
 12.75%, due 10/1/09...........    101,000            118,170
                                                 ------------
                                                      555,309
                                                 ------------

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
HOTELS, RESTAURANTS & LEISURE (2.0%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07..........  $  36,000       $     35,730
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36...........     34,000             32,791
FRI-MRD Corp.
 15.00%, due 12/24/02
 (c)(e)(f)(k)(m)...............    186,000            102,300
Hilton Hotels Corp.
 7.625%, due 5/15/08...........    117,000            119,392
Hollywood Casino
 Shreveport/Capital Corp.
 13.00%, due 8/1/06............     52,000             56,940
Hollywood Park, Inc.
 Series B
 9.50%, due 8/1/07.............     45,000             43,425
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15..........    151,000            139,482
Vail Resorts, Inc.
 8.75%, due 5/15/09............     37,000             37,000
Venetian Casino Resort LLC
 11.00%, due 6/15/10 (c).......     60,000             60,375
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09.........     70,000             72,100
                                                 ------------
                                                      699,535
                                                 ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10 (f)........    108,000             19,440
PSINet, Inc.
 11.00%, due 8/1/09 (f)(g).....     89,000              8,678
 11.50%, due 11/1/08 (f)(g)....     26,000              2,568
                                                 ------------
                                                       30,686
                                                 ------------
IT CONSULTING & SERVICES (0.1%)
Unisys Corp.
 7.25%, due 1/15/05............      5,000              4,900
 8.125%, due 6/1/06............     37,000             36,630
                                                 ------------
                                                       41,530
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09...........     65,000             52,000
                                                 ------------

MARINE (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)(e)....     89,000             40,940
                                                 ------------

MEDIA (1.9%)
Adelphia Communications Corp.
 10.25%, due 6/15/11 (f).......     45,000             18,450
 10.25%, due 11/1/06 (f).......     40,000             15,800
Belo (A.H.) Corp.
 7.25%, due 9/15/27............     90,000             79,043

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
CORPORATE BONDS (CONTINUED)

MEDIA (CONTINUED)

Charter Communications Holdings
 LLC
 8.25%, due 4/1/07.............  $   7,000       $      4,690
 8.625%, due 4/1/09............     19,000             12,730
 10.00%, due 4/1/09............     21,000             14,490
 10.00%, due 5/15/11...........      5,000              3,375
 10.25%, due 1/15/10...........     22,000             14,960
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06 (f)......    120,000            100,200
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09............     56,000             55,300
General Media, Inc.
 15.00%, due 3/29/04
 (e)(f)(p1)....................         21             13,676
Jacobs Entertainment Co.
 11.875%, due 2/1/09 (c).......     25,000             25,625
Key3Media Group, Inc.
 11.25%, due 6/15/11...........     31,000             11,315
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06.....    160,000             90,800
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02......     76,000             42,750
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07...........     45,000             44,775
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07..........     56,000             54,880
Time Warner Entertainment Co.
 8.375%, due 3/15/23...........     15,000             14,932
Time Warner, Inc.
 6.625%, due 5/15/29...........     35,000             27,288
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (f).......    119,000              4,909
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10 (f).......     89,000             22,361
                                                 ------------
                                                      672,349
                                                 ------------
METALS & MINING (0.4%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06...........     34,000             34,170
Neenah Foundry Co.
 Series D
 11.125%, due 5/1/07...........     55,000             30,250
 Series F
 11.125%, due 5/1/07...........     25,000             13,750
Newmont Mining Corp.
 8.625%, due 5/15/11...........     26,000             29,247
Ormet Corp.
 11.00%, due 8/15/08 (c)(f)....     45,000             26,550
                                                 ------------
                                                      133,967
                                                 ------------

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11..........  $  88,000       $     89,760
Mirant Corp.
 7.40%, due 7/15/04 (c)........     50,000             39,500
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11............     37,453             37,858
Westar Energy, Inc.
 6.25%, due 8/15/18 (o)........     41,000             39,659
 6.875%, due 8/1/04............     34,000             32,070
 7.875%, due 5/1/07 (c)........     20,000             19,866
                                                 ------------
                                                      258,713
                                                 ------------
OFFICE ELECTRONICS (0.2%)
Xerox Corp.
 5.25%, due 12/15/03...........     20,000             17,400
 5.50%, due 11/15/03...........     25,000             21,750
 9.75%, due 1/15/09 (c)........     25,000             20,500
                                                 ------------
                                                       59,650
                                                 ------------
OIL & GAS (0.6%)
Comstock Resources, Inc.
 11.25%, due 5/1/07............     60,000             61,950
Energy Corporation of America
 Series A
 9.50%, due 5/15/07............     82,000             49,200
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04......     21,000              8,085
Vintage Petroleum, Inc.
 7.875%, due 5/15/11...........     35,000             31,675
 8.25%, due 5/1/12 (c).........     60,000             58,950
                                                 ------------
                                                      209,860
                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.
 9.50%, due 5/15/22............     40,000             38,537
 9.625%, due 3/15/22...........     35,000             34,053
Pope & Talbot, Inc.
 8.375%, due 6/1/13............     60,000             55,500
                                                 ------------
                                                      128,090
                                                 ------------
PERSONAL PRODUCTS (0.3%)
Herbalife International, Inc.
 11.75%, due 7/15/10 (c).......     45,000             45,000
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08............     75,000             78,000
                                                 ------------
                                                      123,000
                                                 ------------
PHARMACEUTICALS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06...........     34,000             34,340
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE (1.4%)
Blum CB Corp.
 11.25%, due 6/15/11...........  $  56,000       $     47,040
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11...........     10,000              8,400
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07............    118,000            114,008
Golden State Holdings, Inc.
 7.125%, due 8/1/05............     67,000             71,555
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11............     37,000             38,783
LNR Property Corp.
 Series B
 9.375%, due 3/15/08...........     71,000             70,290
MeriStar Hospitality/Operating
 Partnership L.P.
 9.00%, due 1/15/08............     67,000             63,985
Senior Housing Properties Trust
 8.625%, due 1/15/12...........     65,000             66,950
                                                 ------------
                                                      481,011
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
ON Semiconductor Corp.
 12.00%, due 5/15/08 (c).......     30,000             26,100
                                                 ------------

SOFTWARE (0.1%)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03............     50,000             47,998
                                                 ------------

SPECIALTY RETAIL (0.3%)
Gap, Inc. (The)
 5.625%, due 5/1/03............     90,000             88,740
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AirGate PCS, Inc.
 (zero coupon), due 10/1/09
 13.50%, beginning 10/1/04.....     40,000              8,000
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05....     74,000             11,100
COLO.COM
 13.875%, due 3/15/10
 (c)(f)(g)(m)(p2)..............         82              3,280
Dobson Communications Corp.
 10.875%, due 7/1/10...........     45,000             26,550
Loral CyberStar, Inc.
 10.00%, due 7/15/06...........     53,000             36,570
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03
 (f)...........................     45,000                450
 12.75%, due 8/1/10 (f)........     37,000                555

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
PageMart Nationwide, Inc.
 15.00%, due 2/1/05
 (e)(f)(g).....................  $  26,000       $        130
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (e)(f)(g).....................     75,000                375
TSI Telecommunication Services,
 Inc.
 12.75%, due 2/1/09 (c)........     70,000             67,900
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04....     62,000             14,880
                                                 ------------
                                                      169,790
                                                 ------------
Total Corporate Bonds
 (Cost $6,355,917).............                     5,602,271
                                                 ------------
FOREIGN BONDS (1.4%)

CHEMICALS (0.2%)
Acetex Corp.
 10.875%, due 8/1/09...........     55,000             57,475
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Quebecor World, Inc.
 (zero coupon), due 7/15/11....     77,000             45,045
 11.125%, due 7/15/11..........     19,000             18,715
Xerox Capital Europe PLC
 5.875%, due 5/15/04...........     30,000             24,600
                                                 ------------
                                                       88,360
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Marconi Corp. PLC
 7.75%, due 9/15/10 (f)........     22,000              6,600
 8.375%, due 9/15/30 (f).......     78,000             23,400
Nortel Networks Ltd.
 6.125%, due 2/15/06...........     65,000             37,050
                                                 ------------
                                                       67,050
                                                 ------------
ELECTRONIC COMPONENTS, INSTRUMENTS (0.1%)
AES Drax Holdings, Ltd.
 Series B
 10.41%, due 12/31/20..........     45,000             37,800
                                                 ------------

HOUSEHOLD DURABLES (0.1%)
Amatek Industries Property Ltd.
 14.50%, due 2/15/09
 (c)(e)(q).....................        258                258
 14.50%, due 2/15/09
 (e)(q)(r).....................     42,318             42,318
                                                 ------------
                                                       42,576
                                                 ------------
MEDIA (0.1%)
Ono Finance PLC
 13.00%, due 5/1/09............  E  56,000             18,804
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
FOREIGN BONDS (CONTINUED)

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08.............  $ 100,000       $     68,500
                                                 ------------

OIL & GAS (0.1%)
Baytex Energy Ltd.
 10.50%, due 2/15/11...........     35,000             35,700
                                                 ------------

ROAD & RAIL (0.1%)
Grupo Transportacion
 Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12 (c).......     50,000             47,250
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (b)
Rogers Wireless Communications,
 Inc.
 9.625%, due 5/1/11............     20,000             13,600
                                                 ------------
Total Foreign Bonds
 (Cost $565,958)...............                       477,115
                                                 ------------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.1%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
GT Group Telecom Services Corp.
 Bank debt, Term Loan A
 6.5625%, due 6/30/08
 (e)(f)(k)(o)..................     34,993              6,999
 Bank debt, Term Loan B
 6.625%, due 6/30/08
 (e)(f)(k)(o)..................     25,007              5,001
                                                 ------------
                                                       12,000
                                                 ------------
MACHINERY (0.1%)
Thermadyne Holdings Corp.
 Bank debt, Term Loan B
 4.84%, due 5/22/05 (k)(o).....     25,000             22,750
 Bank debt, Term Loan C
 5.09%, due 5/22/06 (k)(o).....     25,000             22,750
                                                 ------------
                                                       45,500
                                                 ------------
Total Loan Assignments &
 Participations
 (Cost $89,672)................                        57,500
                                                 ------------

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
MORTGAGE-BACKED SECURITIES (0.1%)

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (0.1%)
Debit Securitized Lease Trust
 Series 1994-K1 Class A2
 8.375%, due 8/15/15...........  $  50,000       $     27,000
 Series 1994-K1 Class A3
 8.55%, due 8/15/19............     10,000              5,600
                                                 ------------
                                                       32,600
                                                 ------------
Total Mortgage-Backed
 Securities
 (Cost $31,924)................                        32,600
                                                 ------------
YANKEE BONDS (2.0%)

DISTRIBUTORS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (e)(f)(g)(m)..................    150,000                 15
                                                 ------------

DIVERSIFIED FINANCIALS (0.1%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06...........     23,000             24,173
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08.........     31,978              9,274
                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03...........     25,000             21,625
 7.125%, due 3/30/28...........     30,000             20,100
                                                 ------------
                                                       41,725
                                                 ------------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08...........     38,000             27,835
 Series B
 10.75%, due 10/15/06..........     26,000             23,400
                                                 ------------
                                                       51,235
                                                 ------------
MEDIA (1.2%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09...........     37,000             34,035
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (f).......     89,000             14,685
Central European Media Enterprises Ltd.
 9.375%, due 8/15/04...........     30,000             18,037
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07..........    149,000            134,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
YANKEE BONDS (CONTINUED)

MEDIA (CONTINUED)
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12...........  $  12,000       $     12,360
 11.00%, due 12/1/15...........     50,000             54,000
Rogers Communications, Inc.
 8.875%, due 7/15/07...........     22,000             20,020
TDL Infomedia Holdings Ltd.
 (zero coupon), due 10/15/10
 15.50%, beginning 10/15/04....     70,000             56,350
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07...........     25,000             24,250
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04
 (f)...........................     19,000              1,805
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (f)...........................    175,000             16,625
 10.875%, due 8/1/09 (f).......    145,000             18,850
                                                 ------------
                                                      405,117
                                                 ------------
METALS & MINING (0.1%)
Algoma Steel, Inc.
 11.00%, due 12/31/09 (f)......     54,000             41,040
                                                 ------------

PAPER & FOREST PRODUCTS (0.1%)
Doman Industries Ltd.
 12.00%, due 7/1/04............     45,000             41,400
                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (e)(k)(m).....................     24,838             21,152
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06............    129,000             45,150
Rogers Cantel, Inc.
 9.75%, due 6/1/16.............     10,000              7,000
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (q)......     23,280             18,624
                                                 ------------
                                                       70,774
                                                 ------------
Total Yankee Bonds
 (Cost $1,161,933).............                       705,905
                                                 ------------
                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (58.7%)

AEROSPACE & DEFENSE (1.4%)
Raytheon Co. ..................     12,235       $    498,576
                                                 ------------

AUTO COMPONENTS (1.2%)
Delphi Automotive Systems
 Corp. ........................     17,394            229,601
TRW, Inc. .....................      3,526            200,277
                                                 ------------
                                                      429,878
                                                 ------------
AUTOMOBILES (0.4%)
General Motors Corp. ..........      2,800            149,660
                                                 ------------

BANKS (3.4%)
FleetBoston Financial Corp. ...      6,948            224,768
PNC Financial Services
 Group, Inc. (The).............      6,208            324,554
Washington Mutual, Inc. .......     17,766            659,296
                                                 ------------
                                                    1,208,618
                                                 ------------
BUILDING PRODUCTS (1.7%)
American Standard Cos., Inc.
 (a)...........................      7,752            582,175
                                                 ------------

CHEMICALS (0.7%)
Air Products & Chemicals,
 Inc. .........................      4,866            245,587
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Pitney Bowes, Inc. ............      6,022            239,194
                                                 ------------

COMMUNICATIONS EQUIPMENT (1.8%)
Motorola, Inc. ................     22,976            331,314
Tellabs, Inc. (a)..............     47,681            301,344
                                                 ------------
                                                      632,658
                                                 ------------
COMPUTERS & PERIPHERALS (1.9%)
Gateway, Inc. (a)..............     75,644            335,859
International Business
 Machines Corp. ...............      4,419            318,168
                                                 ------------
                                                      654,027
                                                 ------------
DIVERSIFIED FINANCIALS (4.6%)
AMC Financial, Inc. (a)........      5,112             10,480
Citigroup, Inc. ...............     14,290            553,737
Goldman Sachs Group, Inc.
 (The).........................      2,479            181,835
J.P. Morgan Chase & Co. .......      8,525            289,168
Merrill Lynch & Co., Inc. .....      5,375            217,688
Prudential Financial, Inc.
 (a)...........................     11,000            366,960
                                                 ------------
                                                    1,619,868
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
ALLTEL Corp. ..................      7,686            361,242
AT&T Corp. ....................     16,299            174,399
BellSouth Corp. ...............        522             16,443

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund




                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)

DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Call-Net Enterprises, Inc.
 (a)...........................      1,536       $        484
SBC Communications, Inc. ......     10,595            323,147
Verizon Communications,
 Inc. .........................      8,435            338,665
                                                 ------------
                                                    1,214,380
                                                 ------------
ELECTRIC UTILITIES (0.9%)
FirstEnergy Corp. .............      9,179            306,395
                                                 ------------

ELECTRICAL EQUIPMENT (0.8%)
Energizer Holdings, Inc. (a)...      9,904            271,568
Morris Material Handling, Inc.
 (a)(e)(k)(m)..................        184                975
                                                 ------------
                                                      272,543
                                                 ------------
FOOD & DRUG RETAILING (1.5%)
Kroger Co. (The) (a)...........     18,700            372,130
Safeway, Inc. (a)..............      5,700            166,383
                                                 ------------
                                                      538,513
                                                 ------------
FOOD PRODUCTS (1.3%)
Chiquita Brands International,
 Inc. (a)......................      1,519             27,205
Heinz (H.J.) Co. ..............      6,030            247,833
Kraft Foods, Inc.
 Class A.......................      4,646            190,254
                                                 ------------
                                                      465,292
                                                 ------------
GAS UTILITIES (0.4%)
El Paso Corp. .................      7,111            146,558
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Becton, Dickinson & Co. .......      7,192            247,764
                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
CIGNA Corp. ...................      4,600            448,132
Genesis Health Ventures, Inc.
 (a)(e)........................        705             14,163
                                                 ------------
                                                      462,295
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
McDonald's Corp. ..............     15,428            438,927
                                                 ------------
HOUSEHOLD DURABLES (1.0%)
Fortune Brands, Inc. ..........      6,112            341,905
                                                 ------------

HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The)...............      5,564            230,071
Kimberly-Clark Corp. ..........      6,848            424,576
                                                 ------------
                                                      654,647
                                                 ------------
INDUSTRIAL CONGLOMERATES (0.7%)
Textron, Inc. .................      4,995            234,265
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
INSURANCE (6.7%)
Allstate Corp. (The)...........     13,915       $    514,577
Chubb Corp. (The)..............      2,700            191,160
Hartford Financial Services
 Group, Inc. (The).............      8,212            488,368
Lincoln National Corp. ........      5,595            234,990
Phoenix Companies, Inc.
 (The).........................     41,002            752,387
Travelers Property Casualty
 Corp.
 Class A (a)...................     10,400            184,080
                                                 ------------
                                                    2,365,562
                                                 ------------
IT CONSULTING & SERVICES (2.4%)
Computer Sciences Corp. (a)....      8,272            395,402
Electronic Data Systems
 Corp. ........................      3,500            130,025
Systems Holding, Inc.
 (a)(e)(k)(m)..................      1,323                344
Unisys Corp. (a)...............     36,578            329,202
                                                 ------------
                                                      854,973
                                                 ------------
MACHINERY (1.5%)
Ingersoll-Rand Co.
 Class A.......................      3,015            137,665
Navistar International Corp.
 (a)...........................     12,700            406,400
                                                 ------------
                                                      544,065
                                                 ------------
METALS & MINING (1.5%)
Alcoa, Inc. ...................     15,675            519,626
Algoma Steel, Inc. (a).........      4,843             19,520
                                                 ------------
                                                      539,146
                                                 ------------
MULTILINE RETAIL (2.7%)
Federated Department Stores,
 Inc. (a)......................     11,397            452,461
Sears, Roebuck and Co. ........      8,879            482,130
                                                 ------------
                                                      934,591
                                                 ------------
OIL & GAS (3.7%)
ChevronTexaco Corp. ...........      4,105            363,292
ExxonMobil Corp. ..............      9,812            401,507
Premcor, Inc. (a)..............      5,900            151,748
Unocal Corp. ..................     10,350            382,329
                                                 ------------
                                                    1,298,876
                                                 ------------
PAPER & FOREST PRODUCTS (3.3%)
International Paper Co. .......     14,308            623,543
MeadWestvaco Corp. ............     15,780            529,577
                                                 ------------
                                                    1,153,120
                                                 ------------
PHARMACEUTICALS (2.0%)
Barr Laboratories, Inc. (a)....      2,700            171,531
Bristol-Myers Squibb Co. ......      7,800            200,460
Watson Pharmaceuticals, Inc.
 (a)...........................     13,800            348,726
                                                 ------------
                                                      720,717
                                                 ------------
ROAD & RAIL (1.4%)
Burlington Northern Santa Fe
 Corp. ........................     16,273            488,190
                                                 ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.3%)
Advanced Micro Devices, Inc.
 (a)...........................     12,100            117,612
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................     10,051       $     58,798
@Track Communications, Inc.
 (a)...........................     23,846             27,423
                                                 ------------
                                                       86,221
                                                 ------------
Total Common Stocks
 (Cost $21,934,684)............                    20,686,798
                                                 ------------
PREFERRED STOCKS (0.3%)

DIVERSIFIED FINANCIALS (0.0%) (B)
North Atlantic Trading Co.
 12.00%........................          1                  5
                                                 ------------
REAL ESTATE (0.3%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)..........         97            108,155
                                                 ------------

TRANSPORTATION INFRASTRUCTURE (0.0%) (B)
Ermis Maritime Holdings Ltd. (a)(e)(k)(m)...       864            9
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Rural Cellular Corp.
 11.375%, Series B (h).........         48              9,042
                                                 ------------
Total Preferred Stocks
 (Cost $123,452)...............                       117,211
                                                 ------------
RIGHTS (0.0%) (B)

HOUSEHOLD DURABLES (0.0%) (B)
Amatek Industries Property Ltd.
 Common Rights (a)(e)..........         36                  2
 Preferred Rights (a)(e).......      6,315              3,157
                                                 ------------
                                                        3,159
                                                 ------------
Total Rights
 (Cost $3,565).................                         3,159
                                                 ------------
WARRANTS (0.0%) (B)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (B)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(e).........      1,812                 18
Loral Space & Communications
 Ltd.
 expire 12/26/06 (a)(e)........        524                314
                                                 ------------
                                                          332
                                                 ------------

                                 ----------------------------
                                   SHARES           VALUE
ELECTRICAL EQUIPMENT (0.0%) (B)
Morris Material Handling, Inc.
 Series A
 expire 9/28/11 (a)(e)(k)(m)...        172       $          2
 Series B
 expire 9/28/11 (a)(e)(k)(m)...        115                  1
 Series C
 expire 9/28/11 (a)(e)(k)(m)...        115                  1
                                                 ------------
                                                            4
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.0%) (B)
Genesis Health Ventures, Inc.
 expire 10/2/02 (a)(e).........        390                527
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(e)(k).......      1,220                610
                                                 ------------
                                                        1,137
                                                 ------------
MEDIA (0.0%) (B)
Ono Finance PLC
 expire 3/15/10 (a)(c)(e)......        110                 14
                                                 ------------

OIL & GAS (0.0%) (B)
Petro Stopping Centers Holdings
 L.P.
 expire 8/1/08 (a)(c)(e)(m)....         75                 75
                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%) (B)
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)(e)......         65                910
                                                 ------------
Total Warrants
 (Cost $15,111)................                         2,472
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENTS (7.8%)

COMMERCIAL PAPER (3.8%)
Federal Home Loan Bank
 1.87%, due 7/1/02.............  $1,340,000         1,339,861
                                                 ------------
Total Commercial Paper
 (Cost $1,339,861).............                     1,339,861
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

22
-

                                   SHARES           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
INVESTMENT COMPANY (3.7%)
Merrill Lynch Premier
 Institutional Fund............  1,310,960       $  1,310,960
                                                 ------------
Total Investment Company
 (Cost $1,310,960).............                     1,310,960
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM BONDS (0.1%)
ELECTRICAL EQUIPMENT (0.1%)
Thomas & Betts Corp.
 6.29%, due 2/13/03............  $  45,000             43,777
                                                 ------------
Total Short-Term Bonds
 (Cost $44,395)................                        43,777
                                                 ------------

SHORT-TERM LOAN PARTICIPATION (0.2%)
BUILDING PRODUCTS (0.2%)
Owens Corning, Inc.
 (zero coupon), due 12/26/02
 (f)(k)........................     70,661             47,961
                                                 ------------
Total Short-Term Loan
 Participation
 (Cost $47,912)................                        47,961
                                                 ------------
Total Short-Term Investments
 (Cost $2,743,128).............                     2,742,559
                                                 ------------
Total Investments
 (Cost $38,407,680) (s)........       99.8%        35,199,477(t)
Cash and Other Assets,
 Less Liabilities..............        0.2             54,391
                                 ----------      ------------
Net Assets.....................      100.0%      $ 35,253,868
                                 ==========      ============
                                 NUMBER OF
                                 CONTRACTS
                                 ----------
WRITTEN CALL OPTION (0.0%) (B)

IT CONSULTING & SERVICES (0.0%) (B)
Computer Sciences Corp.
 Strike Price $50.00
 expire 7/20/02................     (5,000)      $     (5,000)
                                                 ------------
Total Written Call Option
 (Premium ($5,602))............                  $     (5,000)
                                                 ============

-------
 (a)  Non-income producing security.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d)  Partially segregated for unfunded loan commitments.
 (e)  Illiquid security.
 (f)  Issue in default.
 (g)  Issuer in bankruptcy.
 (h)  PIK ("Payment in Kind")--dividend payment is made with additional securities.
 (i)  LYON-Liquid Yield Option Note: callable, zero coupon
      securities priced at a deep discount from par. They
      include a "put" feature that enables holders to redeem
      them at a specific date, at a specific price. Put prices
      reflect fixed interest rates, and therefore increase
      over time.
 (j)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% Senior debentures plus 1
      purchase contract to acquire shares of common stock.
 (k)  Restricted security. (See Note 2)
 (l)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% Senior debentures plus 1
      purchase contract to acquire shares of common stock.
 (m)  Fair valued security.
 (n)  ZONES--Zero-premium Option Note Exchangeable Security.
 (o)  Floating rate. Rate shown is the rate in effect at June
      30, 2002.
(p1)  21 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(p2)  82 Units--each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share at a future
      date.
 (q)  CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
 (r)  Eurobond-bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
 (s)  The cost for federal income tax purposes is $38,574,207.
 (t)  At June 30, 2002, net unrealized depreciation was
      $3,374,730, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $2,076,543 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess cost over
      market value of $5,451,273.
   E  Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $38,407,680)..............................................       $35,199,477
Cash........................................................           691,037
Receivables:
  Investment securities sold................................         1,912,748
  Dividends and interest....................................           254,518
  Fund shares sold..........................................             9,621
Other assets................................................            10,954
                                                                   -----------
        Total assets........................................        38,078,355
                                                                   -----------
LIABILITIES:
Written call options, at value (premium received $5,602)
  (Note 2)..................................................             5,000
Payables:
  Investment securities purchased...........................         2,508,010
  Fund shares redeemed......................................            34,012
  Transfer agent............................................            29,050
  NYLIFE Distributors.......................................            24,490
  Manager...................................................            12,618
  Custodian.................................................             4,740
  Trustees..................................................               183
Accrued expenses............................................            41,112
Unrealized depreciation on foreign currency forward
  contracts.................................................             2,990
Dividend payable............................................           162,282
                                                                   -----------
        Total liabilities...................................         2,824,487
                                                                   -----------
Net assets..................................................       $35,253,868
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     8,173
  Class B...................................................            28,545
  Class C...................................................               562
Additional paid-in capital..................................        39,634,749
Accumulated net investment loss.............................           (94,859)
Accumulated net realized loss on investments................        (1,102,494)
Accumulated net realized loss on foreign currency
  transactions..............................................           (10,424)
Net unrealized depreciation on investments..................        (3,207,601)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            (2,783)
                                                                   -----------
Net assets..................................................       $35,253,868
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 7,736,584
                                                                   ===========
Shares of beneficial interest outstanding...................           817,265
                                                                   ===========
Net asset value per share outstanding.......................       $      9.47
Maximum sales charge (5.50% of offering price)..............              0.55
                                                                   -----------
Maximum offering price per share outstanding................       $     10.02
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $26,985,514
                                                                   ===========
Shares of beneficial interest outstanding...................         2,854,485
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.45
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   531,770
                                                                   ===========
Shares of beneficial interest outstanding...................            56,216
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.46
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   240,401
  Interest..................................................      510,387
                                                              -----------
    Total income............................................      750,788
                                                              -----------
Expenses:
  Manager...................................................      135,380
  Distribution--Class B.....................................      104,576
  Distribution--Class C.....................................        1,687
  Transfer agent............................................       94,632
  Service--Class A..........................................        9,706
  Service--Class B..........................................       34,859
  Service--Class C..........................................          562
  Professional..............................................       17,516
  Shareholder communication.................................       14,904
  Custodian.................................................       13,028
  Registration..............................................        8,550
  Recordkeeping.............................................        7,651
  Trustees..................................................          671
  Miscellaneous.............................................       15,008
                                                              -----------
    Total expenses before waiver............................      458,730
Fees waived by Manager......................................      (31,373)
                                                              -----------
    Net expenses............................................      427,357
                                                              -----------
Net investment income.......................................      323,431
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................     (513,505)
  Option transactions.......................................       (1,200)
  Foreign currency transactions.............................      (10,424)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................     (525,129)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (1,904,300)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....       (4,926)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (1,909,226)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,434,355)
                                                              -----------
Net decrease in net assets resulting from operations........  $(2,110,924)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002*           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    323,431   $  1,016,178
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      (525,129)       412,057
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (1,909,226)    (2,124,831)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......    (2,110,924)      (696,596)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (93,765)      (451,432)
    Class B.................................................      (223,595)      (615,884)
    Class C.................................................        (3,882)        (6,302)
  From net realized gain on investments:
    Class A.................................................            --       (153,000)
    Class B.................................................            --       (580,387)
    Class C.................................................            --         (5,490)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....      (321,242)    (1,812,495)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     1,429,181      2,740,332
    Class B.................................................     2,505,306      4,253,502
    Class C.................................................       408,311        245,115
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        43,733        583,413
    Class B.................................................       107,820      1,156,258
    Class C.................................................         1,180          8,085
                                                              ------------   ------------
                                                                 4,495,531      8,986,705
  Cost of shares redeemed:
    Class A.................................................      (842,152)   (13,783,197)
    Class B.................................................    (2,445,553)    (5,552,069)
    Class C.................................................      (200,131)      (136,602)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     1,007,695    (10,485,163)
                                                              ------------   ------------
      Net decrease in net assets............................    (1,424,471)   (12,994,254)
NET ASSETS:
Beginning of period.........................................    36,678,339     49,672,593
                                                              ------------   ------------
End of period...............................................  $ 35,253,868   $ 36,678,339
                                                              ============   ============
Accumulated net investment loss at end of period............  $    (94,859)  $    (97,048)
                                                              ============   ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                    -----------------------------------------------------------------------------
                                                    Six months                                                       October 22*
                                                      ended                    Year ended December 31,                 through
                                                     June 30,       ----------------------------------------------   December 31,
                                                      2002+          2001         2000         1999         1998         1997
                                                    ----------      -------      -------      -------      -------   ------------
Net asset value at beginning of period............   $ 10.12        $ 10.55      $ 11.15      $ 10.18      $ 10.29     $ 10.00
                                                     -------        -------      -------      -------      -------     -------
Net investment income.............................      0.13           0.28(a)(d)    0.31        0.22         0.15        0.03
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions....     (0.66)         (0.20)        0.29         1.15        (0.10)       0.38
                                                     -------        -------      -------      -------      -------     -------
Total from investment operations..................     (0.53)          0.08         0.60         1.37         0.05        0.41
                                                     -------        -------      -------      -------      -------     -------
Less dividends and distributions:
 From net investment income.......................     (0.12)         (0.30)       (0.33)       (0.23)       (0.15)      (0.03)
 From net realized gain on investments............        --          (0.21)       (0.87)       (0.17)       (0.01)      (0.09)
                                                     -------        -------      -------      -------      -------     -------
Total dividends and distributions.................     (0.12)         (0.51)       (1.20)       (0.40)       (0.16)      (0.12)
                                                     -------        -------      -------      -------      -------     -------
Net asset value at end of period..................   $  9.47        $ 10.12      $ 10.55      $ 11.15      $ 10.18     $ 10.29
                                                     =======        =======      =======      =======      =======     =======
Total investment return (b).......................     (5.31%)         0.81%        5.78%       13.59%        0.52%       4.11%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income..........................      2.38%++        2.62%(d)     2.76%        1.97%        1.49%       1.66%+
   Net expenses...................................      1.78%++        1.83%        1.82%        1.69%        1.79%       2.73%+
Expenses (before reimbursement)...................      1.95%++          --           --           --           --          --
Portfolio turnover rate...........................        30%            82%         113%         122%         203%         29%
Net assets at end of period (in 000's)............   $ 7,737        $ 7,636      $19,278      $18,899      $17,946     $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                 Class A       Class B     Class C
                                                                 -------       -------     -------
Decrease net investment income..............................     ($0.00)(c)  ($0.00)(c)    ($0.00)(c)
Increase net realized and unrealized gains and losses.......       0.00(c)     0.00)(c)      0.00(c)
Decrease ratio of net investment income.....................      (0.03%)     (0.03%)       (0.03%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B
    --------------------------------------------------------------------------
    Six months                                                    October 22*
      ended             Year ended December 31,                     through
     June 30,    ---------------------------------------------    December 31,
      2002+       2001            2000      1999        1998            1997
    ----------   -------         -------   -------     -------    ------------
     $ 10.10     $ 10.54         $ 11.13   $ 10.17     $ 10.29      $ 10.00
     -------     -------         -------   -------     -------      -------
        0.07        0.20(a)(d)      0.23      0.14        0.08         0.02
       (0.64)      (0.21)           0.30      1.14       (0.11)        0.38
     -------     -------         -------   -------     -------      -------
       (0.57)      (0.01)           0.53      1.28       (0.03)        0.40
     -------     -------         -------   -------     -------      -------
       (0.08)      (0.22)          (0.25)    (0.15)      (0.08)       (0.02)
          --       (0.21)          (0.87)    (0.17)      (0.01)       (0.09)
     -------     -------         -------   -------     -------      -------
       (0.08)      (0.43)          (1.12)    (0.32)      (0.09)       (0.11)
     -------     -------         -------   -------     -------      -------
     $  9.45     $ 10.10         $ 10.54   $ 11.13     $ 10.17      $ 10.29
     =======     =======         =======   =======     =======      =======
       (5.68%)     (0.07%)          5.07%    12.64%      (0.27%)       4.04%
        1.63%++     1.87%(d)        2.01%     1.22%       0.74%        0.91%++
        2.53%++     2.58%           2.57%     2.44%       2.54%        3.48%++
        2.70%++       --              --        --          --           --
          30%         82%            113%      122%        203%          29%
     $26,986     $28,684         $30,134   $35,702     $38,528      $12,325

                              Class C
    --------------------------------------------------------------
    Six months                                         September 1**
      ended          Year ended December 31,              through
     June 30,      ---------------------------------    December 31,
      2002+         2001           2000       1999          1998
    ----------     -------        -------    -------    -------------
     $ 10.10       $ 10.54        $ 11.13    $ 10.17       $  9.15
     -------       -------        -------    -------       -------
        0.07          0.20(a)(d)     0.23       0.14          0.05
       (0.63)        (0.21)          0.30       1.14          1.03
     -------       -------        -------    -------       -------
       (0.56)        (0.01)          0.53       1.28          1.08
     -------       -------        -------    -------       -------
       (0.08)        (0.22)         (0.25)     (0.15)        (0.05)
          --         (0.21)         (0.87)     (0.17)        (0.01)
     -------       -------        -------    -------       -------
       (0.08)        (0.43)         (1.12)     (0.32)        (0.06)
     -------       -------        -------    -------       -------
     $  9.46       $ 10.10        $ 10.54    $ 11.13       $ 10.17
     =======       =======        =======    =======       =======
       (5.58%)       (0.07%)         5.07%     12.64%        11.77%
        1.63%++       1.87%(d)       2.01%      1.22%         0.74%++
        2.53%++       2.58%          2.57%      2.44%         2.54%++
        2.70%++         --             --         --            --
          30%           82%           113%       122%          203%
     $   532       $   358        $   260    $   154       $    84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited




SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain

MainStay Strategic Value Fund

30
-

or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at June 30, 2002:

                                                              CONTRACT    CONTRACT
                                                               AMOUNT      AMOUNT      UNREALIZED
               FOREIGN CURRENCY SALE CONTRACT                   SOLD      PURCHASED   DEPRECIATION
               ------------------------------                 ---------   ---------   ------------
Euro vs. U.S. Dollar, expiring 9/19/02......................   E71,028     $66,766      $(2,990)
                                                                                        -------
Net unrealized depreciation on foreign currency forward
  contract..................................................                            $(2,990)
                                                                                        =======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2002:

                                                               PRINCIPAL                          PERCENT
                                               DATE(S) OF       AMOUNT/               6/30/02        OF
                 SECURITY                     ACQUISITION       SHARES       COST      VALUE     NET ASSETS
                 --------                   ----------------   ---------   --------   --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a)...................     7/6/00-4/2/02   $  5,086    $  1,543   $  1,271      0.0%(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.....................   12/14/98-2/9/01     24,838      22,540     21,152      0.1
  Preferred Stock.........................    12/9/98-2/6/01        864           0(c)       9      0.0(b)
FRI-MRD Corp.
  15.00%, due 12/24/02 (d)................    8/12/97-4/3/98    186,000     187,911    102,300      0.3
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (a)...............................          10/10/01          5         525        478      0.0(b)
GT Group Telecom Services Corp.
  Term Loan A
  6.5625%, due 6/30/08 (d)................           1/30/01     34,993      26,872      6,999      0.0(b)
  Term Loan B
  6.625%, due 6/30/08 (d).................           1/30/01     25,007      19,272      5,001      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04................           5/12/01     66,000      36,803     29,700      0.1
  Class A Warrants........................           5/12/01      1,220       1,854        610      0.0(b)
Morris Material Handling, Inc.
  Series A, Warrants......................   3/5/99-10/22/01        172           0(c)       2      0.0(b)
  Series B, Warrants......................   3/5/99-10/22/01        115           0(c)       1      0.0(b)
  Series C, Warrants......................   3/5/99-10/22/01        115           0(c)       1      0.0(b)
  Common Stock............................   3/5/99-10/22/01        184         102        975      0.0(b)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 12/26/02 (d).................    1/10/02-6/6/02     70,661      47,912     47,961      0.2
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (a)......................            2/4/00      3,845      24,097      3,845      0.0(b)
Systems Holding, Corp.
  Common Stock............................          12/31/01      1,323           0(c)     344      0.0(b)
Thermadyne Holdings Corp.
  Bank debt, Term Loan B
  4.84%, due 5/22/05......................           3/20/02     25,000      21,803     22,750      0.0(b)
  Bank debt, Term Loan C
  5.09%, due 5/22/06......................           3/20/02     25,000      21,725     22,750      0.0(b)
                                                                           --------   --------      ---
                                                                           $412,959   $266,149      0.7%
                                                                           ========   ========      ===

-------

     PIK ("Payment in Kind")--Interest payment is made with
(a)  additional shares.
(b)  Less than one tenth of a percent.
(c)  Less than one dollar.
(d)  Issue in default.

MainStay Strategic Value Fund




COMMITMENTS AND CONTINGENCIES. As of June 30, 2002, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Lucent Technologies, Inc. ..................................   $37,500
Owens Corning, Inc. ........................................     4,303
                                                               -------
                                                               $41,803
                                                               =======

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations. On October 24, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $37,016, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for six months ended June 30, 2002 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              ---------    ---------
Options outstanding at December 31, 2001....................         0     $       0
Options -- written..........................................   (10,600)     (235,088)
Options -- exercised........................................     1,500       112,485
Options -- expired..........................................     4,100       117,001
                                                               -------     ---------
Options outstanding at June 30, 2002........................    (5,000)    $  (5,602)
                                                               =======     =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

MainStay Strategic Value Fund




With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain (loss) by $23,514. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $17,972.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

                                                                              35
                                                                               -

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 2002, the Manager earned $135,380 and reimbursed the Fund $31,373.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or

MainStay Strategic Value Fund




service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,431 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $30, $15,385 and $180, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002, amounted to $94,632.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $397 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,651 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes approximately $430,832 of qualifying realized capital gains and foreign exchange gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $10,785 and $10,146, respectively. Included in sales proceeds for the Fund is $11,127, representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                     JUNE 30, 2002*                   DECEMBER 31, 2001
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................    142       250        41            261      406        23
Shares issued in reinvestment of dividends
  and distributions..........................      4        10        --(a)          58      115         1
                                                 ---      ----       ---         ------     ----       ---
                                                 146       260        41            319      521        24
Shares redeemed..............................    (84)     (245)      (20)        (1,391)    (540)      (14)
                                                 ---      ----       ---         ------     ----       ---
Net increase (decrease)......................     62        15        21         (1,072)     (19)       10
                                                 ===      ====       ===         ======     ====       ===

-------

 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of June 30, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSST10- 08/02
RECYCLE.LOGO                                                     17

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500()(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -35.41%, Since Inception -5.53%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                   9450.00                    10000.00                    10000.00
12/98                                                   11000.00                    11367.00                    10111.00
12/99                                                   15593.00                    13759.00                    10381.00
12/00                                                   14050.00                    12506.00                    10731.00
12/01                                                   10710.00                    11020.00                    10897.00
6/02                                                     7926.00                     9571.00                    11052.00

CLASS B SHARESTotal Returns: 1 Year -35.52%, Since Inception -5.36%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   11600.00                    11367.00                    10111.00
12/99                                                   16330.00                    13759.00                    10381.00
12/00                                                   14608.00                    12506.00                    10731.00
12/01                                                   11041.00                    11020.00                    10897.00
6/02                                                     7986.00                     9571.00                    11052.00

CLASS C SHARESTotal Returns: 1 Year -32.81%, Since Inception -4.90%

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX1             INFLATION (CPI)2
                                                   ------------------            --------------             ----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   11600.00                    11367.00                    10111.00
12/99                                                   16330.00                    13759.00                    10381.00
12/00                                                   14608.00                    12506.00                    10731.00
12/01                                                   11041.00                    11020.00                    10897.00
6/02                                                     8144.00                     9571.00                    11052.00

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.
(3) Unless otherwise indicated, returns reflect performance for the six-month period ended June 30, 2002.

Portfolio Management Discussion and Analysis

U.S. stocks declined during the first half of 2002, driven primarily by corporate accounting scandals and a loss of investor confidence in corporate leaders. Con-tinued good news in the economy, led by strength in the housing sector, was not enough to offset the impact of a growing list of investigations and in-dictments. Geopolitical events from the Middle East to South Asia and ongoing terrorist threats also continued to weigh on the equity markets.

Consumer-oriented issues, including stocks of several retailers, did well over the first half of 2002. Media and technology stocks were especially weak during the six-month period, despite an improving business climate for the majority of such companies. At the end of June, the market had the tone of panic selling that we believe is symptomatic of a market bottom. Many stocks have reached multiyear lows, and we believe the issue of corporate trust is likely to linger, even as the economic recovery begins to pick up steam.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Blue Chip Growth Fund returned -26.00% for Class A shares and -26.24% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(1) large-cap growth fund, which returned -18.68% for the same period. All shares classes also underperformed the S&P 500(R) Index,(2) which returned -13.16% for the first half of the year.

For the semiannual period, the Fund's weak performance relative to its peers was primarily due to its overweighted positions in the technology and media sectors.

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the six-month period ended June 30, 2002, were primarily in consumer-oriented sectors:(3)

 -- Walgreen (+15%) was a new Fund position we established during the first half of the year. With about 70% of the company's sales derived from phar-
  maceuticals, we believe Walgreen will benefit from the aging population in the United States.

 -- Tiffany & Company (+12%), the luxury-goods retailer, was a strong performer during the first six months of 2002. The company has a unique brand with strong expansion prospects, and Tiffany's upscale customers appear not to be as sensitive to the impact of a sluggish economy as others. The Fund owned a position in the company going into the first half of 2002 and sold a portion of its Tiffany holdings on strength during the reporting period.

                                                                               7
                                                                               -
()

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            16.40
12/99                                                                            41.75
12/00                                                                            -9.89
12/01                                                                           -23.77
6/02                                                                            -26.00

CLASS B AND CLASS C SHARES
[LINE GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                            16.00
12/99                                                                            40.78
12/00                                                                           -10.55
12/01                                                                           -24.42
6/02                                                                            -26.24

 -- Sysco (+4%) is the largest supplier of foodstuffs to restaurants, supermarkets, and institutions such as hospitals and schools. The stock has been a consistent performer. We established this new position in the Fund in February 2002.

 -- Viacom (+5%) is a media powerhouse with popular brands such as MTV and Nickelodeon. Viacom is expected to report solid gains going forward, as advertising-supported media have already begun to rebound. The Fund owned its position in Viacom going into the semiannual period.

 -- Pepsico, a new position for the Fund in February, was down slightly, but showed relative strength for the period it was held. Pepsico is one of the fastest-growing consumer companies with great household-name brands, such

8

     as Gatorade, Frito Lay, and Pepsi. The consumer-staples company is not as dependent as many companies on strong economic growth.

During the first half of 2002, the worst-performing stocks in the Fund were those in the technology and media sectors. Cablevision, with three million cable subscribers in New York, declined on investor concerns over capital requirements for the company's broadband build-out. Sun Microsystems and Tellabs declined as the outlook for technology stocks deteriorated. We trimmed the Fund's position in each of these stocks during the reporting period.

Although AOL Time Warner suffered from the decline in media stocks, at the end of the reporting period, it was selling at approximately 12 times earnings and continued to generate over $2 billion in free cash flow. We believe the stock is an excellent value at these levels, and we added to the Fund's position during the period. Omnicom Group declined significantly, primarily because of a negative Wall Street Journal article on June 12, 2002. Having examined the issues raised in the article, we continue to hold the stock and even added slightly to the Fund's position in June. Omnicom is a leading marketing com-munications and advertising services company that continues to win many pres-tigious industry awards. The company's business fundamentals remain strong and it is positioned to benefit from steadily increasing advertising spending.

STRATEGIC POSITIONING

We made several strategic shifts within the Fund's portfolio during the first half of 2002. In addition to the purchases already mentioned, we built a new position in Abbott Labs from late May to June. Abbott Labs has a growing business focused on medical-supplies and medical-devices.

We took some profits in Mellon Financial when the Fund's position had grown to more than 5% of the portfolio, and we felt that the stock had reached a fair valuation. We also sold Corning and Nortel, as the outlook for these companies continued to deteriorate.

As of June 30, 2002, the Fund's sector weightings were as follows: financial services (23%), media (24%), technology (19%), health care (16%), retail (10%), consumer staples (5%), with the remainder in services and communications networks. During the semiannual period, the Fund remained overweighted relative to the S&P 500 Index in the media sector. It moved to an overweighted position in retail and established a position in consumer staples. At midyear, the Fund had no investments in energy, manufacturing, utilities, or basic industry--sectors that accounted for approximately 25% of the S&P 500 Index. The Fund's technology weighting decreased slightly as stock prices in the sector declined.

                                                                               9
                                                                               -

LOOKING AHEAD

We are now more than two years into a historic equity market downturn. After the bursting of the dot.com bubble, we've seen a variety of bankruptcies, accounting scandals, investigations, and world tensions. Through it all, the U.S. economy has shown respectable resilience that has helped us maintain a posi-tive outlook for the Fund.

The prospects for real gross domestic product, while perhaps weaker than in the first quarter, remain relatively strong for the balance of the year. Historically low inventories suggest the modest manufacturing upturn may continue. Low mortgage rates and housing shortages in metropolitan areas bode well for fur-ther gains in the housing sector. We believe stock valuations in the large-cap sec-tor are becoming compelling--particularly in media, technology, and depressed financial stocks. We also see value returning to drug stocks, after a substantial slump. Overall, we believe this is an opportune time to invest in large-cap growth stocks, and we encourage shareholders to stay the course.

Our longer-term focus gives us confidence in the Fund's holdings, and we believe the Fund is well positioned to benefit from the expected economic recovery. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard F. Ward
Portfolio Manager
Gabelli Asset Management Company

10
-

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                    SINCE INCEPTION
                       1 YEAR       THROUGH 6/30/02
    Class A            -31.65%           -4.21%
    Class B            -32.13%           -4.90%
    Class C            -32.13%           -4.90%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                  SINCE INCEPTION
                      1 YEAR      THROUGH 6/30/02
    Class A           -35.41%          -5.53%
    Class B           -35.52%          -5.36%
    Class C           -32.81%          -4.90%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 6/30/02
    Class A         648 out of         227 out of
                    764 funds          410 funds
    Class B         656 out of         256 out of
                    764 funds          410 funds
    Class C         656 out of         257 out of
                    764 funds          434 funds
    Average Lipper
    large-cap
    growth fund     -25.53%        -3.95%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $8.14       $0.0000      $0.0000
    Class B     $7.90       $0.0000      $0.0000
    Class C     $7.90       $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

                                                                              11
                                                                               -

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (99.1%)+
BANKS (8.2%)
Mellon Financial Corp. ........    318,900       $ 10,023,027
Northern Trust Corp. ..........    254,900         11,230,894
                                                 ------------
                                                   21,253,921
                                                 ------------
BEVERAGES (2.0%)
PepsiCo, Inc. .................    105,000          5,061,000
                                                 ------------

BIOTECHNOLOGY (0.9%)
Amgen, Inc. (a)................     55,800          2,336,904
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
Automatic Data Processing,
 Inc. .........................    139,600          6,079,580
                                                 ------------
COMMUNICATIONS EQUIPMENT (8.2%)
Cisco Systems, Inc. (a)........    294,400          4,106,880
General Motors Corp. Class H
 (a)...........................    291,400          3,164,604
Motorola, Inc. ................    212,400          3,062,808
Nokia Corp. ADR (b)............    302,000          4,372,960
QUALCOMM, Inc. (a).............    171,400          4,711,786
Tellabs, Inc. (a)..............    292,500          1,848,600
                                                 ------------
                                                   21,267,638
                                                 ------------
COMPUTERS & PERIPHERALS (3.6%)
Dell Computer Corp. (a)........    154,800          4,046,472
EMC Corp. (a)..................    398,600          3,009,430
Sun Microsystems, Inc. (a).....    440,300          2,205,903
                                                 ------------
                                                    9,261,805
                                                 ------------
DIVERSIFIED FINANCIALS (12.2%)
Goldman Sachs Group, Inc.
 (The).........................     53,800          3,946,230
Merrill Lynch & Co., Inc. .....     96,700          3,916,350
Schwab (Charles) Corp. (The)...    394,300          4,416,160
State Street Corp. ............    338,400         15,126,480
Stilwell Financial Inc. .......    229,500          4,176,900
                                                 ------------
                                                   31,582,120
                                                 ------------
FOOD & DRUG RETAILING (3.1%)
SYSCO Corp. ...................    120,000          3,266,400
Walgreen Co. ..................    120,000          4,635,600
                                                 ------------
                                                    7,902,000
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Baxter International Inc. .....     65,000          2,888,600
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
INSURANCE (3.2%)
Marsh & McLennan Cos., Inc. ...     84,600       $  8,172,360
                                                 ------------
MEDIA (21.4%)
AOL Time Warner, Inc. (a)......    700,900         10,310,239
Cablevision Systems Corp. Class
 A (a).........................    139,000          1,314,940
Clear Channel Communications,
 Inc. (a)......................    349,000         11,174,980
Comcast Corp. Special Class A
 (a)...........................    136,000          3,186,480
Interpublic Group of Cos. Inc.
 (The).........................     95,600          2,367,056
McGraw-Hill Cos., Inc. (The)...     74,400          4,441,680
Omnicom Group, Inc. ...........    127,500          5,839,500
Viacom, Inc. Class B (a).......    378,028         16,773,102
                                                 ------------
                                                   55,407,977
                                                 ------------
MULTILINE RETAIL (1.8%)
Wal-Mart Stores, Inc. .........     85,000          4,675,850
                                                 ------------

PHARMACEUTICALS (13.8%)
Abbott Laboratories............    110,000          4,141,500
Johnson & Johnson..............    158,200          8,267,532
Lilly (Eli) & Co. .............     64,100          3,615,240
Pfizer Inc. ...................    331,950         11,618,250
Wyeth..........................    160,500          8,217,600
                                                 ------------
                                                   35,860,122
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.7%)
Analog Devices, Inc. (a).......    139,500          4,143,150
Intel Corp. ...................    249,300          4,554,711
Texas Instruments, Inc. .......    256,400          6,076,680
                                                 ------------
                                                   14,774,541
                                                 ------------
SOFTWARE (3.5%)
Microsoft Corp. (a)............    168,100          9,097,572
                                                 ------------

SPECIALTY RETAIL (6.7%)
Home Depot, Inc. (The).........    323,450         11,880,319
Tiffany & Co. .................    155,300          5,466,560
                                                 ------------
                                                   17,346,879
                                                 ------------
WIRELESS TELECOMMUNICATIONS SERVICES (1.4%)
Vodafone Group PLC ADR (b).....    274,700          3,749,655
                                                 ------------
Total Common Stocks
 (Cost $399,468,340)...........                   256,718,524
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

12
-

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (0.4%)

REPURCHASE AGREEMENT (0.4%)
State Street Bank and Trust
 Co., 1.87%, dated 6/28/02 due
 7/1/02 Proceeds at maturity
 $1,168,182 (Collateralized by
 $1,140,000 U.S. Treasury Note,
 5.50%, due 2/28/03, market
 value $1,192,686).............  $1,168,000      $  1,168,000
                                                 ------------
Total Short-Term Investment
 (Cost $1,168,000).............                     1,168,000
                                                 ------------
Total Investments
 (Cost $400,636,340) (c).......       99.5%       257,886,524(d)
Cash and Other Assets,
 Less Liabilities..............        0.5          1,185,039
                                 ----------      ------------
Net Assets.....................      100.0%      $259,071,563
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for Federal income tax purposes is $400,733,880.
(d)  At June 30, 2002, net unrealized depreciation was
     $142,847,356, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $4,504,494 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $147,351,850.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $400,636,340).............................................       $ 257,886,524
Cash........................................................                  81
Receivables:
  Investment Securities Sold................................           3,281,725
  Fund shares sold..........................................             259,632
  Dividends and interest....................................             190,210
Other assets................................................              24,345
                                                                   -------------
        Total assets........................................         261,642,517
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           1,244,900
  Fund shares redeemed......................................             556,938
  Transfer agent............................................             297,034
  Manager...................................................             215,102
  NYLIFE Distributors.......................................             125,917
  Custodian.................................................               7,212
  Trustees..................................................               1,617
Accrued expenses............................................             122,234
                                                                   -------------
        Total liabilities...................................           2,570,954
                                                                   -------------
Net assets..................................................       $ 259,071,563
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      69,985
  Class B...................................................             240,435
  Class C...................................................              15,466
Additional paid-in capital..................................         474,042,709
Accumulated net investment loss.............................          (2,962,252)
Accumulated net realized loss on investments................         (69,584,964)
Net unrealized depreciation on investments..................        (142,749,816)
                                                                   -------------
Net assets..................................................       $ 259,071,563
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  56,982,200
                                                                   =============
Shares of beneficial interest outstanding...................           6,998,457
                                                                   =============
Net asset value per share outstanding.......................       $        8.14
Maximum sales charge (5.50% of offering price)..............                0.47
                                                                   -------------
Maximum offering price per share outstanding................       $        8.61
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 189,875,912
                                                                   =============
Shares of beneficial interest outstanding...................          24,043,490
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.90
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $  12,213,451
                                                                   =============
Shares of beneficial interest outstanding...................           1,546,599
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.90
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   1,100,014
  Interest..................................................         15,722
                                                              -------------
    Total income............................................      1,115,736
                                                              -------------
Expenses:
  Manager...................................................      1,623,517
  Transfer agent............................................        937,122
  Distribution--Class B.....................................        898,097
  Distribution--Class C.....................................         57,070
  Service--Class A..........................................         87,490
  Service--Class B..........................................        299,366
  Service--Class C..........................................         19,023
  Shareholder communication.................................         51,376
  Recordkeeping.............................................         29,313
  Professional..............................................         25,425
  Custodian.................................................         17,464
  Trustees..................................................          6,420
  Registration..............................................          2,606
  Miscellaneous.............................................         23,699
                                                              -------------
    Total expenses..........................................      4,077,988
                                                              -------------
Net investment loss.........................................     (2,962,252)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (35,573,170)
Net change in unrealized depreciation on investments........    (55,146,552)
                                                              -------------
Net realized and unrealized loss on investments.............    (90,719,722)
                                                              -------------
Net decrease in net assets resulting from operations........  $ (93,681,974)
                                                              =============


-------
(a)  Dividends recorded net of foreign withholding taxes of $13,819.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002*           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (2,962,252)  $ (6,863,281)
  Net realized loss on investments..........................   (35,573,170)   (22,453,537)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (55,146,552)   (97,419,155)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......   (93,681,974)  (126,735,973)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    13,477,812     28,516,964
    Class B.................................................    18,042,637     55,081,324
    Class C.................................................     1,579,714      6,110,014
                                                              ------------   ------------
                                                                33,100,163     89,708,302
  Cost of shares redeemed:
    Class A.................................................   (13,874,819)   (35,884,473)
    Class B.................................................   (27,988,669)   (68,099,834)
    Class C.................................................    (2,156,251)    (4,718,905)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (10,919,576)   (18,994,910)
                                                              ------------   ------------
      Net decrease in net assets............................  (104,601,550)  (145,730,883)
NET ASSETS:
Beginning of period.........................................   363,673,113    509,403,996
                                                              ------------   ------------
End of period...............................................  $259,071,563   $363,673,113
                                                              ============   ============
Accumulated net investment loss at the end of period........  $ (2,962,252)  $         --
                                                              ============   ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                           ----------------------------------------------------------------------
                                                           Six months                                                  June 1*
                                                             ended               Year ended December 31,               through
                                                            June 30,       ------------------------------------      December 31,
                                                             2002+           2001          2000          1999            1998
                                                           ----------      --------      --------      --------      ------------
Net asset value at beginning of period...............       $  11.00       $  14.43      $  16.50      $  11.64        $  10.00
                                                            --------       --------      --------      --------        --------
Net investment loss (a)..............................          (0.06)         (0.13)        (0.14)        (0.13)          (0.07)
Net realized and unrealized gain (loss) on
 investments.........................................          (2.80)         (3.30)        (1.49)         4.99            1.71
                                                            --------       --------      --------      --------        --------
Total from investment operations.....................          (2.86)         (3.43)        (1.63)         4.86            1.64
                                                            --------       --------      --------      --------        --------
Less distributions to shareholders:
 From net realized gain on investments...............             --             --         (0.39)           --              --
 In excess of net realized gain on investments.......             --             --         (0.05)           --              --
                                                            --------       --------      --------      --------        --------
Total distributions to shareholders..................             --             --         (0.44)           --              --
                                                            --------       --------      --------      --------        --------
Net asset value at end of period.....................       $   8.14       $  11.00      $  14.43      $  16.50        $  11.64
                                                            ========       ========      ========      ========        ========
Total investment return (b)..........................         (26.00%)       (23.77%)       (9.89%)       41.75%          16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...............................          (1.22%)++      (1.10%)       (0.87%)       (1.02%)         (1.66%)++
   Expenses..........................................           1.93%++        1.81%         1.66%         1.76%           2.34%++
Portfolio turnover rate..............................             12%            27%           46%           43%             21%
Net assets at end of period (in 000's)...............       $ 56,982       $ 77,548      $114,088      $ 66,326        $ 19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                             Class B                                                       Class C
    ----------------------------------------------------------   -----------------------------------------------------------
    Six months                                      June 1*      Six months                                    September 1**
      ended         Year ended December 31,         through        ended         Year ended December 31,          through
     June 30,    ------------------------------   December 31,    June 30,    ------------------------------   December 31,
      2002+        2001       2000       1999         1998         2002+        2001       2000       1999         1998
    ----------   --------   --------   --------   ------------   ----------   --------   --------   --------   -------------
     $  10.71    $  14.17   $  16.33   $  11.60     $  10.00      $  10.71    $  14.17   $  16.33   $  11.60      $  8.60
     --------    --------   --------   --------     --------      --------    --------   --------   --------      -------
        (0.10)      (0.21)     (0.26)     (0.23)       (0.10)        (0.10)      (0.21)     (0.26)     (0.23)       (0.06)
        (2.71)      (3.25)     (1.46)      4.96         1.70         (2.71)      (3.25)     (1.46)      4.96         3.06
     --------    --------   --------   --------     --------      --------    --------   --------   --------      -------
        (2.81)      (3.46)     (1.72)      4.73         1.60         (2.81)      (3.46)     (1.72)      4.73         3.00
     --------    --------   --------   --------     --------      --------    --------   --------   --------      -------
           --          --      (0.39)        --           --            --          --      (0.39)        --           --
           --          --      (0.05)        --           --            --          --      (0.05)        --           --
     --------    --------   --------   --------     --------      --------    --------   --------   --------      -------
           --          --      (0.44)        --           --            --          --      (0.44)        --           --
     --------    --------   --------   --------     --------      --------    --------   --------   --------      -------
     $   7.90    $  10.71   $  14.17   $  16.33     $  11.60      $   7.90       10.71   $  14.17   $  16.33      $ 11.60
     ========    ========   ========   ========     ========      ========    ========   ========   ========      =======
       (26.24%)    (24.42%)   (10.55%)    40.78%       16.00%       (26.24%)    (24.42%)   (10.55%)    40.78%       34.88%
        (1.97%)++    (1.85%)    (1.62%)    (1.77%)      (2.41%)++     (1.97%)++    (1.85%)    (1.62%)    (1.77%)      (2.41%)++
         2.68%++     2.56%      2.41%      2.51%        3.09%++       2.68%++     2.56%      2.41%      2.51%        3.09%++
           12%         27%        46%        43%          21%           12%         27%        46%        43%          21%
     $189,876    $268,947   $373,652   $222,904     $ 38,478      $ 12,214    $ 17,178   $ 21,664   $  7,133      $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay Blue Chip Growth Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

                                                                              19
                                                                               -

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and were to be amortized over 60 months beginning at the commencement of operations. On October 9, 2001, however, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,211, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay Blue Chip Growth Fund

20
-

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the

                                                                              21
                                                                               -

"Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Manager earned $1,623,517.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,514 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,543, $242,334 and $1,333, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002, amounted to $937,122.

MainStay Blue Chip Growth Fund

22
-

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $3,443 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $29,313 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $7,537,287 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $26,376,967 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $39,666 and $54,302, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

                                                                              23
                                                                               -

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2002*               DECEMBER 31, 2001
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   1,326     1,816      165      2,387     4,702       504
Shares redeemed...............................  (1,376)   (2,883)    (222)    (3,243)   (5,970)     (429)
                                                ------    ------     ----     ------    ------     -----
Net increase (decrease).......................     (50)   (1,067)     (57)      (856)   (1,268)       75
                                                ======    ======     ====     ======    ======     =====

-------

 *   Unaudited.

24
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSBC10- 08/02
                                                    18

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Russell 1000 Value Index, Russell
                                                              Midcap Value Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           24

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Equity
Income Fund versus Russell 1000(R) Value
Index, Russell Midcap(R) Value Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -5.25%, Since Inception 12.05% [PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                       $  9450                $ 10000                $ 10000                $ 10000
12/98                                           9829                  10442                   9838                  10117
12/99                                          12296                  11210                   9828                  10387
12/00                                          15099                  11997                  11713                  10738
12/01                                          15836                  11326                  11987                  10904
6/02                                           15918                  10785                  12329                  11052

CLASS B SHARES Total Returns: 1 Year -5.30%, Since Inception 12.43% [PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                       $ 10000                $ 10000                $ 10000                $ 10000
12/98                                          10356                  10442                   9838                  10117
12/99                                          12857                  11210                   9828                  10387
12/00                                          15663                  11997                  11713                  10738
12/01                                          16317                  11326                  11987                  10904
6/02                                           16141                  10785                  12329                  11052

CLASS C SHARES Total Returns: 1 Year -1.37%, Since Inception 12.77% [PERFORMANCE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE    RUSSELL MIDCAP VALUE
                                            INCOME FUND             INDEX (1)              INDEX (2)         INFLATION (CPI) (3)
                                          ---------------       ------------------    --------------------   -------------------
6/1/98                                       $ 10000                $ 10000                $ 10000                $ 10000
12/98                                          10356                  10442                   9838                  10117
12/99                                          12857                  11210                   9828                  10387
12/00                                          15663                  11997                  11713                  10738
12/01                                          16317                  11326                  11987                  10904
6/02                                           16341                  10785                  12329                  11052


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 2002, investors were bombarded by a continuing series of earnings disappointments, corporate accounting scandals, insider-trading allegations, and conflict-of-interest investigations. Investor cynicism reached a peak when WorldCom suggested the depth of its difficulties by announcing a $3.8 billion earnings restatement.

Despite these disappointments, however, the economy showed remarkable signs of strength. In the first quarter of 2002, real gross domestic product rose a healthy 5.0%. The Federal Reserve left the targeted federal funds rate at just 1.75% during the first half of 2002, allowing stocks and bonds to vary with natural market forces.

Most investors started the year on an enthusiastic note, anticipating a rapid economic turnaround. Unfortunately, however, several months of corporate disappointments, Middle East tensions, and homeland security issues, dampened the market's enthusiasm, and stocks began a prolonged slide. It soon became evident that the economic recovery would take longer and would probably be more modest than earlier predictions had suggested. Although stocks generally rise during the early stages of an economic recovery, in this case, unusually high levels of market uncertainty caused stocks to falter and bonds to advance.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Equity Income Fund Class A shares returned 0.51% and Class B and Class C shares returned 0.15%, excluding all sales charges. All share classes outperformed the -6.99% return of the average Lipper(1) equity income fund over the same period. All share classes outperformed the -4.78% return of the Russell 1000(R) Value Index(2) but underperformed the 2.86% return of the Russell Midcap(R) Value Index(3) for the six months ended June 30, 2002.

As of June 30, 2002, MainStay Equity Income Fund Class A, Class B, and Class C shares received an Overall Morningstar Rating(TM) of four stars out of 185 mid-cap value funds.(4) Each share class of the Fund was rated four stars out of 185 mid-cap value funds for the three-year period ended June 30, 2002.

STRONG AND WEAK PERFORMERS
During the first half of 2002, three of the top contributors to the Fund's per-formance were in the consumer sector. Fortune Brands, is a leader in distilled spirits, golf equipment, and home and office products; Yum! Brands is the second-largest name in global fast-food; and Energizer Holdings is a leading producer of batteries. All of these companies posted stronger-than-expected earnings, which helped their stocks advance.

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 5 for more information about the Russell 1000 Value Index.

(3) See footnote on page 5 for more information about the Russell Midcap Value Index.

(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk- Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar(TM) Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             4.01
12/99                                                                            25.11
12/00                                                                            22.79
12/01                                                                             4.88
6/02                                                                              0.51

CLASS B AND CLASS C SHARES
[BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                             3.56
12/99                                                                            24.16
12/00                                                                            21.83
12/01                                                                             4.17
6/02                                                                              0.15

CLASS C shares returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 9 for more information on performance.

Arch Chemicals rose as management pursued a well-conceived acquisition and specialty-chemical fundamentals modestly improved. TRW--a leader in aerospace, defense, automotive products and services, government services, and technology--received an improved takeover offer from Northrop Grumman, which helped TRW's stock price rise more than 50% over the reporting period.

Unfortunately, not all of the Fund's holdings were as strong. After solid advances in the first quarter, truck manufacturer Navistar International experienced a precipitous decline in the second quarter of 2002. Investors took profits in the stock, fearing that a rebound in demand might be weaker and slower than anticipated. Allegheny Energy also lost ground in the second quarter when management revised profit projections sharply lower in the face of weak energy pricing and slack demand. PG&E is a large utility holding company with a substantial presence in California. The company's stock traded down in reaction to negative political rhetoric in California and general weakness across the utility group. Bausch & Lomb, which also performed well in the first quarter, reversed course in the second quarter despite signals that the company's aggressive restructuring was beginning to bear fruit.

LOOKING AHEAD

The deadline for CEOs and CFOs of some 950 of the largest U.S. corporations to submit written statements verifying their companies' financial filings, August 14, 2002, is approaching fast. We believe that better corporate disclosure may result in more-appropriate stock valuations. As the economy improves, better valuations may help promote a more constructive market outlook later in 2002.

We believe that the market is exhibiting favorable risk/reward characteristics and may be entering a period of cyclical growth. Against that backdrop, we will continue to focus our efforts on uncovering stocks with strong performance potential. We remain committed to our disciplined value style and to improving the quality of the Fund's portfolio by emphasizing catalysts for price improvement.

No matter what the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/02
    Class A                    0.26%               13.62%
    Class B                   -0.39%               12.77%
    Class C                   -0.39%               12.77%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/02
    Class A                   -5.25%               12.05%
    Class B                   -5.30%               12.43%
    Class C                   -1.37%               12.77%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/02
    Class A             10 out of 198 funds   1 out of 159 funds
    Class B             13 out of 198 funds   2 out of 159 funds
    Class C             13 out of 198 funds   2 out of 164 funds
    Average Lipper
    equity income fund        -10.33%               0.53%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $13.52      $0.0200      $0.0000
    Class B     $13.43      $0.0000      $0.0000
    Class C     $13.43      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (90.6%)+

AEROSPACE & DEFENSE (1.4%)
Raytheon Co. ..................     84,442       $  3,441,012
                                                 ------------
AIRLINES (0.1%)
Delta Air Lines, Inc. .........     16,197            323,940
                                                 ------------

AUTO COMPONENTS (1.4%)
TRW, Inc. .....................     59,619          3,386,359
                                                 ------------
BANKS (6.2%)
BB&T Corp. ....................    121,520          4,690,672
Golden West Financial Corp. ...     26,497          1,822,464
M&T Bank Corp. ................     17,215          1,476,358
National City Corp. ...........     38,851          1,291,796
PNC Financial Services Group...     23,457          1,226,332
SunTrust Banks, Inc. ..........     72,101          4,882,680
                                                 ------------
                                                   15,390,302
                                                 ------------
BUILDING PRODUCTS (1.6%)
American Standard Cos. Inc.
 (a)...........................     51,883          3,896,413
                                                 ------------

CHEMICALS (5.2%)
Air Products & Chemicals,
 Inc. .........................     70,503          3,558,286
Arch Chemicals, Inc. ..........    134,482          3,285,395
Crompton Corp. ................    118,500          1,510,875
Imperial Chemicals Industries
 PLC ADR (b)...................    159,900          3,078,075
Olin Corp. ....................     70,425          1,559,914
                                                 ------------
                                                   12,992,545
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.7%)
Imagistics International Inc.
 (a)...........................      7,196            154,498
Pitney Bowes Inc. .............    101,011          4,012,157
                                                 ------------
                                                    4,166,655
                                                 ------------
COMMUNICATIONS--EQUIPMENT (0.2%)
Tellabs, Inc. (a)..............     96,336            608,844
                                                 ------------

DIVERSIFIED FINANCIALS (1.6%)
Lehman Brothers Holdings
 Inc. .........................     64,488          4,031,790
                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp. ..................     37,213          1,749,011
                                                 ------------

ELECTRIC UTILITIES (9.7%)
Allegheny Energy, Inc. ........    146,040          3,760,530
DTE Energy Co. ................     81,079          3,619,367
Entergy Corp. .................     40,187          1,705,536
FirstEnergy Corp. .............     58,588          1,955,667

                                   SHARES           VALUE
                                 ----------------------------
ELECTRIC UTILITIES (CONTINUED)
PG&E Corp. ....................    303,133       $  5,423,049
PPL Corp. .....................     72,900          2,411,532
TXU Corp. .....................     89,148          4,582,207
Xcel Energy Inc. ..............     35,000            586,950
                                                 ------------
                                                   24,044,838
                                                 ------------
ELECTRICAL EQUIPMENT (1.3%)
Energizer Holdings, Inc. (a)...    120,795          3,312,199
                                                 ------------

ENERGY EQUIPMENT & SERVICES (1.9%)
ENSCO International Inc. ......     97,622          2,661,176
GlobalSantaFe Corp. ...........     79,056          2,162,182
                                                 ------------
                                                    4,823,358
                                                 ------------
FOOD & DRUG RETAILING (0.5%)
Albertson's, Inc. .............     43,041          1,311,029
                                                 ------------

FOOD PRODUCTS (1.0%)
Heinz (H.J.) Co. ..............     59,888          2,461,397
                                                 ------------

GAS UTILITIES (1.2%)
El Paso Corp. .................    140,830          2,902,506
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (6.2%)
Bausch & Lomb Inc. ............    241,871          8,187,333
Becton, Dickinson & Co. .......    137,455          4,735,325
Boston Scientific Corp. (a)....     81,326          2,384,478
                                                 ------------
                                                   15,307,136
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Apria Healthcare Group Inc.
 (a)...........................     72,800          1,630,720
                                                 ------------

HOTELS, RESTAURANTS & LEISURE (2.4%)
Yum! Brands Inc. (a)...........    201,864          5,904,522
                                                 ------------

HOUSEHOLD DURABLES (2.1%)
Fortune Brands, Inc. ..........     93,589          5,235,369
                                                 ------------

HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The)...............     41,719          1,725,081
                                                 ------------

INSURANCE (7.2%)
Aon Corp. .....................     71,328          2,102,749
Hartford Financial Services
 Group, Inc. (The).............     73,747          4,385,734
Lincoln National Corp. ........     68,667          2,884,014
Phoenix Cos. Inc. (The)........    461,880          8,475,498
                                                 ------------
                                                   17,847,995
                                                 ------------

-------

+ Percentages indicated are based on Fund's net assets.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)

IT CONSULTING & SERVICES (1.5%)
Computer Sciences Corp. (a)....     75,852       $  3,625,726
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Callaway Golf Co. .............    168,141          2,663,353
                                                 ------------
MACHINERY (7.3%)
AGCO Corp. (a).................    260,483          5,113,281
Cummins Inc. ..................     70,425          2,331,068
Ingersoll-Rand Co. ............     33,993          1,552,120
Navistar International Corp.
 (a)...........................    284,202          9,094,464
                                                 ------------
                                                   18,090,933
                                                 ------------
MULTILINE RETAIL (2.7%)
Federated Department Stores,
 Inc. (a)......................     60,041          2,383,628
Sears, Roebuck & Co. ..........     79,276          4,304,687
                                                 ------------
                                                    6,688,315
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Mirant Corp. (a)...............     64,473            470,653
                                                 ------------
OIL & GAS (6.9%)
Burlington Resources Inc. .....     86,600          3,290,800
Premcor Inc. (a)...............     56,300          1,448,036
Sunoco, Inc. ..................    111,959          3,989,099
Unocal Corp. ..................    226,476          8,366,023
                                                 ------------
                                                   17,093,958
                                                 ------------
PAPER & FOREST PRODUCTS (6.6%)
International Paper Co. .......    186,390          8,122,876
MeadWestvaco Corp. ............    242,055          8,123,366
                                                 ------------
                                                   16,246,242
                                                 ------------
REAL ESTATE (5.6%)
Developers Diversified Realty
 Corp. ........................    113,891          2,563,686
Health Care Property Investors,
 Inc. .........................     72,421          3,089,480
Healthcare Realty Trust
 Inc. .........................    104,408          3,341,056
Highwoods Properties, Inc. ....     79,263          2,068,764
Mack-Cali Realty Corp. ........     81,820          2,875,974
                                                 ------------
                                                   13,938,960
                                                 ------------
ROAD & RAIL (1.9%)
Burlington Northern Santa Fe
 Corp. ........................     99,795          2,993,850
CSX Corp. .....................     50,561          1,760,028
                                                 ------------
                                                    4,753,878
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
Advanced Micro Devices, Inc.
 (a)...........................    232,700          2,261,844
                                                 ------------

SPECIALTY RETAIL (0.9%)
Payless ShoeSource, Inc. (a)...     37,203          2,144,753
                                                 ------------
Total Common Stocks
 (Cost $221,693,820)...........                   224,471,636
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
PREFERRED STOCKS (0.3%)

PAPER & FOREST PRODUCTS (0.1%)
International Paper Capital
 Trust
 5.25%, due 7/20/25............      5,370       $    260,445
                                                 ------------

REAL ESTATE (0.2%)
General Growth Properties, Inc.
 7.25%, due 7/15/08 (c)........     14,318            456,744
                                                 ------------
Total Preferred Stocks
 (Cost $614,368)...............                       717,189
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
LONG-TERM BONDS (0.2%)
CORPORATE BONDS (0.2%)

DIVERSIFIED FINANCIALS (0.2%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........  $ 427,353            435,900
                                                 ------------
Total Long-Term Bonds
 (Cost $373,691)...............                       435,900
                                                 ------------
SHORT-TERM INVESTMENTS (8.6%)

COMMERCIAL PAPER (2.0%)
UBS Finance (Delaware) LLC
 2.00%, due 7/1/02.............  5,000,000          4,999,444
                                                 ------------
Total Commercial Paper
 (Cost $4,999,444).............                     4,999,444
                                                 ------------

FEDERAL AGENCIES (3.2%)
Federal Home Loan Bank
 (Discount Note)
 1.87%, due 7/1/02.............  5,000,000          4,999,481
Federal Home Loan
 Mortgage Corp.
 (Discount Note)
 1.87%, due 7/1/02.............  3,070,000          3,069,681
                                                 ------------
Total Federal Agencies
 (Cost $8,069,162).............                     8,069,162
                                                 ------------

                                                                              11
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

INVESTMENT COMPANY (3.4%)
Merrill Lynch Premier
 Institutional Fund............  8,387,009       $  8,387,009
                                                 ------------
Total Investment Company
 (Cost $8,387,009).............                     8,387,009
                                                 ------------
Total Short-Term Investments
 (Cost $21,455,615)............                    21,455,615
                                                 ------------
Total Investments
 (Cost $244,137,494) (d).......       99.7%       247,080,340(e)
Cash and Other Assets,
 Less Liabilities..............        0.3            631,045
                                 ----------      ------------
Net Assets.....................      100.0%      $247,711,385
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR-American Depository Receipt.
(c)  PIERS-Preferred Income Equity Redeemable Stock.
(d)  The cost for federal income tax purposes is $244,521,400.
(e)  At June 30, 2002 net unrealized appreciation was
     $2,558,940, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $13,814,560, and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $11,255,620.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $244,137,494).............................................       $247,080,340
Cash........................................................              1,469
Receivables:
  Investment securities sold................................         12,405,000
  Fund shares sold..........................................          1,927,789
  Dividends.................................................            499,488
Other assets................................................             36,579
                                                                   ------------
        Total assets........................................        261,950,665
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         13,067,909
  Fund shares redeemed......................................            700,262
  NYLIFE Distributors.......................................            146,678
  Manager...................................................            134,812
  Transfer agent............................................             74,830
  Custodian.................................................             13,331
  Trustees..................................................                855
Accrued expenses............................................             47,221
Dividend payable............................................             53,382
                                                                   ------------
        Total liabilities...................................         14,239,280
                                                                   ------------
Net assets..................................................       $247,711,385
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     53,384
  Class B...................................................            112,419
  Class C...................................................             18,290
Additional paid-in capital..................................        243,017,247
Accumulated undistributed net investment income.............            137,159
Accumulated undistributed net realized gain on
  investments...............................................          1,430,040
Net unrealized appreciation on investments..................          2,942,846
                                                                   ------------
Net assets..................................................       $247,711,385
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 72,196,568
                                                                   ============
Shares of beneficial interest outstanding...................          5,338,440
                                                                   ============
Net asset value per share outstanding.......................       $      13.52
Maximum sales charge (5.50% of offering price)..............               0.79
                                                                   ------------
Maximum offering price per share outstanding................       $      14.31
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $150,957,118
                                                                   ============
Shares of beneficial interest outstanding...................         11,241,935
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.43
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 24,557,699
                                                                   ============
Shares of beneficial interest outstanding...................          1,828,973
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.43
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 2,036,228
  Interest..................................................      117,295
                                                              -----------
    Total income............................................    2,153,523
                                                              -----------
Expenses:
  Manager...................................................      698,630
  Distribution--Class B.....................................      479,731
  Distribution--Class C.....................................       62,742
  Transfer agent............................................      305,474
  Service--Class A..........................................       68,686
  Service--Class B..........................................      159,911
  Service--Class C..........................................       20,914
  Shareholder communication.................................       25,583
  Custodian.................................................       24,217
  Recordkeeping.............................................       23,058
  Professional..............................................       19,798
  Registration..............................................       17,215
  Trustees..................................................        3,501
  Miscellaneous.............................................       14,124
                                                              -----------
    Total expenses..........................................    1,923,584
                                                              -----------
Net investment income.......................................      229,939
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................      480,471
Net change in unrealized appreciation on investments........   (3,773,663)
                                                              -----------
Net realized and unrealized loss on investments.............   (3,293,192)
                                                              -----------
Net decrease in net assets resulting from operations........  $(3,063,253)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2002*        2001
                                                              ---------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    229,939     $    520,904
  Net realized gain on investments..........................        480,471        6,274,177
  Net change in unrealized appreciation on investments......     (3,773,663)      (2,240,520)
                                                               ------------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (3,063,253)       4,554,561
                                                               ------------     ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (92,780)        (345,009)
    Class B.................................................             --         (166,447)
    Class C.................................................             --          (12,543)
  From net realized gain on investments:
    Class A.................................................             --         (550,888)
    Class B.................................................             --       (1,436,957)
    Class C.................................................             --         (142,699)
                                                               ------------     ------------
      Total dividends and distributions to shareholders.....        (92,780)      (2,654,543)
                                                               ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     43,052,137       31,563,044
    Class B.................................................     62,780,106       69,126,492
    Class C.................................................     16,459,728        9,528,951
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         80,229          699,740
    Class B.................................................             --        1,394,741
    Class C.................................................             --          129,388
                                                               ------------     ------------
                                                                122,372,200      112,442,356
  Cost of shares redeemed:
    Class A.................................................    (10,619,124)     (24,755,991)
    Class B.................................................    (15,358,121)     (16,884,222)
    Class C.................................................     (1,952,706)      (2,034,483)
                                                               ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................     94,442,249       68,767,660
                                                               ------------     ------------
      Net increase in net assets............................     91,286,216       70,667,678
NET ASSETS:
Beginning of period.........................................    156,425,169       85,757,491
                                                               ------------     ------------
End of period...............................................   $247,711,385     $156,425,169
                                                               ============     ============
Accumulated undistributed net investment income at end of
  period....................................................   $    137,159     $         --
                                                               ============     ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                       -------------------------------------------------------------------
                                                       Six months                 Year ended                    June 1*
                                                         ended                   December 31,                   through
                                                        June 30,       ---------------------------------      December 31,
                                                         2002+          2001         2000         1999            1998
                                                       ----------      -------      -------      -------      ------------
Net asset value at beginning of period...........       $ 13.47        $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                        -------        -------      -------      -------        -------
Net investment income............................          0.04           0.12         0.21         0.22           0.07
Net realized and unrealized gain on
  investments....................................          0.03           0.52         2.44         2.30           0.32
                                                        -------        -------      -------      -------        -------
Total from investment operations.................          0.07           0.64         2.65         2.52           0.39
                                                        -------        -------      -------      -------        -------
Less dividends and distributions:
From net investment income.......................         (0.02)         (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments............            --          (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on investments....            --             --        (0.09)          --             --
                                                        -------        -------      -------      -------        -------
Total dividends and distributions................         (0.02)         (0.31)       (1.32)       (0.96)         (0.14)
                                                        -------        -------      -------      -------        -------
Net asset value at end of period.................       $ 13.52        $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                        =======        =======      =======      =======        =======
Total investment return (a)......................          0.51%          4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income........................          0.77%++        0.95%        1.66%        1.94%          1.20%++
    Net expenses.................................          1.38%++        1.53%        1.59%        1.65%          3.11%++
    Expenses (before reimbursement)..............          1.38%++        1.53%        1.59%        1.82%          3.11%++
Portfolio turnover rate..........................            18%           100%         148%         193%           270%
Net assets at end of period (in 000's)...........       $72,197        $40,692      $32,782      $18,764        $10,290

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.
(c)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                   Class C
    --------------------------------------------------------   ------------------------------------------------------
    Six months            Year ended              June 1*      Six months          Year ended           September 1**
      ended              December 31,             through        ended            December 31,             through
     June 30,    ----------------------------   December 31,    June 30,    -------------------------   December 31,
      2002+        2001      2000      1999         1998         2002+       2001      2000     1999        1998
    ----------   --------   -------   -------   ------------   ----------   -------   ------   ------   -------------
     $  13.41    $  13.09   $ 11.78   $ 10.24      $10.00       $  13.41    $ 13.09   $11.78   $10.24      $ 9.06
     --------    --------   -------   -------      ------       --------    -------   ------   ------      ------
         0.00(c)     0.03      0.12      0.15        0.04           0.00(c)    0.03     0.12     0.15        0.04
         0.02        0.51      2.42      2.28        0.31           0.02       0.51     2.42     2.28        1.25
     --------    --------   -------   -------      ------       --------    -------   ------   ------      ------
         0.02        0.54      2.54      2.43        0.35           0.02       0.54     2.54     2.43        1.29
     --------    --------   -------   -------      ------       --------    -------   ------   ------      ------
           --      (0.03)    (0.12)     (0.15)      (0.04)            --     (0.03)   (0.12)    (0.15)      (0.04)
           --      (0.19)    (1.02)     (0.74)      (0.07)            --     (0.19)   (1.02)    (0.74)      (0.07)
           --          --    (0.09)        --          --             --         --   (0.09)       --          --
     --------    --------   -------   -------      ------       --------    -------   ------   ------      ------
           --      (0.22)    (1.23)     (0.89)      (0.11)            --     (0.22)   (1.23)    (0.89)      (0.11)
     --------    --------   -------   -------      ------       --------    -------   ------   ------      ------
     $  13.43    $  13.41   $ 13.09   $ 11.78      $10.24       $  13.43    $ 13.41   $13.09   $11.78      $10.24
     ========    ========   =======   =======      ======       ========    =======   ======   ======      ======
         0.15%       4.17%    21.83%    24.16%       3.56%          0.15%      4.17%   21.83%   24.16%      14.30%
         0.02%++     0.20%     0.91%     1.19%       0.45%++        0.02%++    0.20%    0.91%    1.19%       0.45%++
         2.13%++     2.28%     2.34%     2.40%       3.86%++        2.13%++    2.28%    2.34%    2.40%       3.86%++
         2.13%++     2.28%     2.34%     2.57%       3.86%++        2.13%++    2.28%    2.34%    2.57%       3.86%++
           18%        100%      148%      193%        270%            18%       100%     148%     193%        270%
     $150,957    $105,146   $50,172   $23,803      $4,166       $ 24,558    $10,586   $2,803   $  824      $   --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not

Notes to Financial Statements unaudited

listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations. On October 11, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,117, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay Equity Income Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001.) This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of

Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $698,630. It was not necessary for the Manager to reimburse the Fund for expenses for the six months ended June 30, 2002.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $33,466 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $624, $289,747 and $3,962, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended
June 30, 2002 amounted to $305,474.

MainStay Equity Income Fund

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,422 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $23,058 for the six months ended June 30, 2002.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $117,945 and $33,888, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED              SIX MONTHS ENDED
                                                    JUNE 30, 2002*               DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   3,077     4,510     1,181     2,381     5,212      723
Shares issued in reinvestment of dividends
  and distributions.........................       2        --        --        53       106       10
                                               -----    ------     -----    ------    ------    -----
                                               3,079     4,510     1,181     2,434     5,318      733
Shares redeemed.............................    (762)   (1,111)     (142)   (1,908)   (1,307)    (157)
                                               -----    ------     -----    ------    ------    -----
Net increase................................   2,317     3,399     1,039       526     4,011      576
                                               =====    ======     =====    ======    ======    =====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 30, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

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Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSEN10-08/02
                                                                19

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Constrained Composite--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Global
High Yield Fund versus J.P. Morgan
EMBI Global Constrained Composite

CLASS A SHARES Total Returns: 1 Year 3.47%, Since Inception 4.28%
                              [PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                     CONSTRAINED COMPOSITE(1)
----------                                                       --------------------------          ------------------------
6/1/98                                                                    $ 9,550                             $10,000
12/98                                                                       7,986                               8,929
12/99                                                                       9,435                              10,675
12/00                                                                      10,313                              12,029
12/01                                                                      11,715                              13,196
6/02                                                                       11,869                              13,507

CLASS B SHARES Total Returns: 1 Year 2.70%, Since Inception 4.28%
                              [PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                     CONSTRAINED COMPOSITE(1)
----------                                                       --------------------------          ------------------------
6/1/98                                                                    $10,000                             $10,000
12/98                                                                       8,318                               8,929
12/99                                                                       9,733                              10,675
12/00                                                                      10,568                              12,029
12/01                                                                      11,909                              13,196
6/02                                                                       11,865                              13,507

 CLASS C SHARES Total Returns: 1 Year 6.63%, Since Inception 4.64%
                              [PERFORMANCE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                     CONSTRAINED COMPOSITE(1)
----------                                                       --------------------------          ------------------------
6/1/98                                                                    $10,000                             $10,000
12/98                                                                       8,318                               8,929
12/99                                                                       9,733                              10,675
12/00                                                                      10,568                              12,029
12/01                                                                      11,909                              13,196
6/02                                                                       12,034                              13,507

-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The J.P. Morgan EMBI Global Constrained Composite is a uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Constrained Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. An investment cannot be made directly into an index or a composite.

Portfolio Management Discussion and Analysis

Emerging-market debt showed an encouraging resilience coming into 2002. A strengthening trend from 2001 continued in the first quarter of 2002, with accommodative G7 monetary policies(1) and a strong rebound in commodity prices helping support ample liquidity. As the year progressed, however, polit-ical uncertainty in Brazil, the meltdown in global equity markets, and the sell-off in U.S. high-yield bonds all took a toll on emerging-market debt, especially in May and June.

In Brazil and Turkey, investor attention was primarily focused on political events. Brazil's presidential election had a severe negative impact on asset prices as it became apparent that the left-wing candidate had a serious chance of winning. Amid concerns that a "populist" president would be unable to manage the country's debt, the currency value began to decline. The difficulties were accelerated by corporations hedging their local currency cash into U.S. dollars.

In Turkey, concerns over the prime minister's health raised the specter that the coalition government might be disbanded. This put pressure on Turkish bonds, even though the International Monetary Fund continues to support Turkey, and the country's economy is recovering.

Rising oil prices helped strengthen bond values in several oil-producing nations. But the severe setbacks in global equity markets, led by bankruptcies and accounting scandals in the United States, left investors uncertain of what they could reasonably expect in the second half of 2002.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Global High Yield Fund Class A shares returned 1.31% and Class B and Class C shares returned 1.04%, excluding all sales charges. All share classes outperformed the 0.44% return for the average Lipper(2) emerging markets debt fund over the same period. All share classes underperformed the 2.36% return of the J.P. Morgan EMBI Global Constrained Composite(3) for the first six months of 2002.

As of June 30, 2002, MainStay Global High Yield Fund Class A, Class B, and Class C shares received an Overall Morningstar Rating(TM) of five stars out of 117 international bond funds.(4) Each share class of the Fund was rated five stars out of 117 international bond funds for the three-year period ended June 30, 2002.
STRATEGIC POSITIONING
Although we had hoped to wait out the political difficulties in Brazil, when the currency began to drop, we decided that we should reduce the Fund's Brazilian bond weighting and raise cash. The decision had a positive impact on perfor-mance, as the bonds continued to weaken. We reduced the Fund's Brazilian

-------
(1) 1 The Group of Seven (G7) is a forum of seven leading economic powers--Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States--that meets to ensure the stability of the international financial system. Russia joined the group in 1998, creating the G8, but financial issues continue to be addressed by the G7.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 5 for more information about the J.P. Morgan EMBI Global Constrained Composite.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and reward- ing consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                           -16.38
12/99                                                                            18.15
12/00                                                                             9.30
12/01                                                                            13.59
6/02                                                                              1.31

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                           -16.82
12/99                                                                            17.01
12/00                                                                             8.58
12/01                                                                            12.69
6/02                                                                              1.04

Class C share returns reflect the historical performance of the class b shares through 8/98.
see footnote 1 on page 10 for more information on performance.

holdings from 21.2% of net assets at the beginning of the year to just 12.9% at midyear. Going forward, we remain optimistic but will only look for tactical opportunities to add Brazilian bonds to the Fund.

After assessing the situation in Turkey, we realized that the prime minister's health problems would only speed up a process that we had already antici-pated. Recognizing that the current administration may have reached its limit in promoting reform, we feel that a new administration and electoral mandate will be needed to move fiscal and structural reforms forward. As the economy continues to strengthen, we believe that the IMF and European nations will continue to provide Turkey with fiscal support.

Elsewhere, the Fund continues to be overweighted in oil-based economies, including Russia, Ecuador, and Venezuela. Russia is the Fund's most heavily overweighted position, and Russian bonds performed according to expectations in a period of rising oil prices. Although there may be some political noise surrounding Venezuela's debt, we believe it is likely to be inconsequential. Should any changes take place, we feel they will be handled democratically, which may help strengthen asset prices. Domestic liquidity remains ample in Venezuela, which should allow the nation to roll over its domestic obligations. High oil prices and a depreciating currency also bode well for Venezuelan debt.

We continue to buy corporate bonds for the Fund. At midyear, the Fund's big-gest corporate exposure was in Mexico, where the excess spread--or the yield over local government debt--was high. We believe that there is a strong con-nection between the economies of Mexico and the United States and that Mexican corporate bonds have become more attractive as the peso has weakened. The Fund is substituting Mexican corporate bonds for government debt, but overall, the Fund remains neutrally weighted in Mexican bonds.

During the first half of 2002, the Fund made a number of other adjustments, decreasing its allocation to Peru, Ecuador, Bulgaria, and Nigeria, and slightly increasing its allocation to Colombia and Malaysia.

LOOKING AHEAD

As we look to the second half of 2002, we remain optimistic. In Brazil, volatility will probably remain above normal levels until the October elections. Nevertheless, we continue to believe that the global economic recovery, coupled with low inflation, should support emerging-market bond prices.

Global growth should stimulate global demand, which would be good for commodity exporters and exporters in general. Continuing low inflation may keep G7 interest rates below the levels some investors anticipate, which in turn should support global liquidity. We believe these factors are laying the foun-dation for another emerging-market debt rally. We will seek to position the Fund to benefit from improving fundamentals in emerging-market issuers.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide current income by investing primarily in high-yield debt securities of non-U.S. issuers. Capital appreciation will remain a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In June 2002, the Fund reduced its dividend to reflect the lower yields available in the high-yield bond market and the reduced interest rates that resulted from central-bank easing around the world. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/02
    Class A                      8.35%                  5.47%
    Class B                      7.62%                  4.64%
    Class C                      7.62%                  4.64%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/02
    Class A                      3.47%                  4.28%
    Class B                      2.70%                  4.28%
    Class C                      6.63%                  4.64%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/02
    Class A                    12 out of                17 out of
                               52 funds                 42 funds
    Class B                    15 out of                22 out of
                               52 funds                 42 funds
    Class C                    15 out of                32 out of
                               52 funds                 44 funds
    Average Lipper emerging
    markets debt fund            5.21%                 4.15%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $8.46       $0.3899      $0.0000
    Class B     $8.43       $0.3550      $0.0000
    Class C     $8.43       $0.3550      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

Portfolio of Investments* June 30, 2002 unaudited

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
LONG-TERM BONDS (89.8%)+
BRADY BONDS (12.7%)

BRAZIL (5.2%)
Republic of Brazil
 Series 20 year
 8.00%, due 4/15/14 (b).........  $2,611,820       $ 1,629,123
                                                   -----------

BULGARIA (2.7%)
Republic of Bulgaria
 Series PDI
 2.8125%, due 7/28/11 (c).......     931,000           827,426
                                                   -----------

NIGERIA (1.6%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20............     750,000           501,225
                                                   -----------

PERU (1.3%)
Republic of Peru
 Series 20 year
 4.00%, due 3/7/17 (d)..........     600,000           396,000
                                                   -----------

VENEZUELA (1.9%)
Republic of Venezuela
 Series DL
 2.875%, due 12/18/07 (c).......     785,701           579,251
                                                   -----------
Total Brady Bonds
 (Cost $4,248,487)..............                     3,933,025
                                                   -----------
CORPORATE BONDS (13.7%)

BRAZIL (1.2%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (a).......     400,000           300,000
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08...........     224,000            83,917
                                                   -----------
                                                       383,917
                                                   -----------
MALAYSIA (2.8%)
Petroliam Nasional Berhad
 Series REGS
 7.625%, due 10/15/26...........     260,000           250,900
 7.75%, due 8/15/15.............     150,000           159,375
Tenaga Nasional Berhad
 7.50%, due 11/1/25 (a).........     500,000           470,000
                                                   -----------
                                                       880,275
                                                   -----------

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
MEXICO (0.8%)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 12.50%, due 6/15/12 (a)........  $  250,000       $   236,250
                                                   -----------

PHILIPPINES (1.8%)
Globe Telecom, Inc.
 9.75%, due 4/15/12 (a).........     250,000           252,500
Philippine Long Distance
 Telephone Co.
 11.375%, due 5/15/12 (a).......     300,000           294,000
                                                   -----------
                                                       546,500
                                                   -----------
RUSSIA (2.5%)
AO Siberian Oil Co.
 Series EMTN
 11.50%, due 2/13/07............     150,000           148,875
AO VimpelCom BV
 10.45%, due 4/26/05 (a)........     160,000           151,200
Oblast Nizhniy Novorod
 Series REGS
 8.75%, due 4/3/05..............     525,678           486,587
                                                   -----------
                                                       786,662
                                                   -----------
TUNISIA (1.3%)
Banque Centrale de Tunisie
 7.375%, due 4/25/12............     400,000           386,000
                                                   -----------

UNITED STATES (3.3%)
Adelphia Communications Corp.
 10.25%, due 6/15/11 (e) .......     100,000            41,000
Frontiervision Operating
 Property, L.P.
 11.00%, due 10/15/06 (e).......     100,000            83,500
PEMEX Master Trust
 Series REGS
 8.625%, due 2/1/22.............     880,000           860,200
WorldCom, Inc.--WorldCom Group
 8.25%, due 5/15/31 (e).........     200,000            30,000
                                                   -----------
                                                     1,014,700
                                                   -----------
Total Corporate Bonds
 (Cost $4,689,964)..............                     4,234,304
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (60.7%)

BRAZIL (6.5%)
Republic of Brazil
 10.125%, due 5/15/27...........     450,000           239,625
 11.00%, due 8/17/40 (b)........   1,455,000           814,800
 11.625%, due 4/15/04 (b).......     645,000           571,470
 12.25%, due 3/6/30.............     500,000           305,000
 14.50%, due 10/15/09...........     100,000            75,000
                                                   -----------
                                                     2,005,895
                                                   -----------

-----------
+ Percentages indicated are based on Fund net assets.
* Investments are grouped by country of issuance.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
COLOMBIA (2.8%)
Republic of Colombia
 10.00%, due 1/23/12............  $  350,000       $   329,875
 10.50%, due 6/13/06............      65,000            70,037
 11.75%, due 2/25/20............     490,000           479,465
                                                   -----------
                                                       879,377
                                                   -----------
DOMINICAN REPUBLIC (1.1%)
Dominican Republic
 9.50%, due 9/27/06 (a).........     320,000           337,600
                                                   -----------

ECUADOR (3.6%)
Republic of Ecuador
 Series REGS
 5.00%, due 8/15/30 (b).........   1,725,000           830,588
 Series REGS
 12.00%, due 11/15/12...........     200,000           135,300
 12.00%, due 11/15/12 (a).......     225,000           159,750
                                                   -----------
                                                     1,125,638
                                                   -----------
EGYPT (0.6%)
Arab Republic of Egypt
 Series REGS
 8.75%, due 7/11/11.............     200,000           191,100
                                                   -----------
EL SALVADOR (0.8%)
Republic of El Salvador
 8.25%, due 4/10/32 (a).........     250,000           240,000
                                                   -----------

IVORY COAST (1.9%)
Ivory Coast
 Series 20 year
 2.00%, due 3/29/18 (c)(d)(e)...   1,400,000           271,880
 Series FRF
 2.00%, due 3/29/18 (c)(d)(e)...  FF10,000,000         303,677
                                                   -----------
                                                       575,557
                                                   -----------
MEXICO (5.8%)
United Mexican States
 7.50%, due 1/14/12.............  $  200,000           197,700
 8.125%, due 12/30/19...........   1,434,000         1,396,716
 Series MTN
 8.30%, due 8/15/31.............     200,000           194,500
                                                   -----------
                                                     1,788,916
                                                   -----------
PANAMA (1.7%)
Republic of Panama
 8.25%, due 4/22/08.............     100,000            96,000
 8.875%, due 9/30/27............     200,000           176,000
 9.625%, due 2/8/11.............     250,000           242,500
                                                   -----------
                                                       514,500
                                                   -----------

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
PHILIPPINES (4.5%)
Republic of Philippines
 9.375%, due 1/18/17............  $  200,000       $   204,000
 9.875%, due 1/15/19............     200,000           198,700
 10.625%, due 3/16/25...........     963,000           995,260
                                                   -----------
                                                     1,397,960
                                                   -----------
RUSSIA (19.3%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30 (a).........      28,205            19,585
 5.00%, due 3/31/30 (b).........   5,769,750         4,005,360
 Series REGS
 8.25%, due 3/31/10.............     816,251           802,783
 8.25%, due 3/31/10 (a).........       3,289             3,248
 Series REGS
 10.00%, due 6/26/07............     517,000           547,762
 Series REGS
 12.75%, due 6/24/28............     500,000           598,500
                                                   -----------
                                                     5,977,238
                                                   -----------
SOUTH AFRICA (1.7%)
Republic of South Africa
 7.375%, due 4/25/12............     550,000           543,812
                                                   -----------

TURKEY (3.4%)
Republic of Turkey
 11.375%, due 11/27/06..........     550,000           521,125
 11.875%, due 1/15/30...........     400,000           341,500
 12.375%, due 6/15/09...........     200,000           185,751
                                                   -----------
                                                     1,048,376
                                                   -----------
UKRAINE (1.7%)
Ukraine Government
 Series REGS
 11.00%, due 3/15/07............     527,770           535,950
                                                   -----------

URUGUAY (0.7%)
Republic of Uruguay
 7.625%, due 1/20/12............     120,000            70,800
Republica Orient Uruguay
 7.875%, due 11/18/03...........     200,000           158,000
                                                   -----------
                                                       228,800
                                                   -----------
VENEZUELA (4.6%)
Republic of Venezuela
 9.25%, due 9/15/27 (b).........   1,838,000         1,161,320
 13.625%, due 8/15/18...........     330,000           280,500
                                                   -----------
                                                     1,441,820
                                                   -----------
Total Governments & Federal
 Agencies
 (Cost $18,644,481).............                    18,832,539
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
LOAN PARTICIPATIONS (1.0%)

ALGERIA (0.5%)
Republic of Algeria
 Tranche 1
 2.875%, due 9/4/06 (c)(f)(g)...  $  173,077       $   158,365
                                                   -----------
MOROCCO (0.5%)
Kingdom of Morocco
 Tranche A
 2.75%, due 1/1/09 (c)(f)(g)....     151,462           134,044
                                                   -----------
Total Loan Participations
 (Cost $282,276)................                       292,409
                                                   -----------
YANKEE BONDS (1.7%)

ARGENTINA (0.2%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (e)........      50,000             8,250
 Series 5, Tranche 1
 13.75%, due 5/1/09 (e).........     200,000            33,000
Multicanal S.A.
 Series E
 13.125%, due 4/15/09 (e).......     200,000            32,000
                                                   -----------
                                                        73,250
                                                   -----------
MEXICO (1.5%)
Corporacion Durango S.A. de C.V.
 13.125%, due 8/1/06............     200,000           176,000
Grupo Elektra S.A. de C.V.
 12.00%, due 4/1/08.............     100,000            95,000
Vicap S.A.
 11.375%, due 5/15/07...........     225,000           195,750
                                                   -----------
                                                       466,750
                                                   -----------
Total Yankee Bonds
 (Cost $917,029)................                       540,000
                                                   -----------
Total Long-Term Bonds
 (Cost $28,782,237).............                    27,832,277
                                                   -----------
SHORT-TERM INVESTMENTS (6.8%)

COMMERCIAL PAPER (3.8%)

UNITED STATES (3.8%)
UBS Finance Delaware LLC
 2.00%, due 7/1/02..............   1,195,000         1,194,867
                                                   -----------
Total Commercial Paper
 (Cost $1,194,867)..............                     1,194,867
                                                   -----------
                                    SHARES            VALUE
                                  ----------------------------
INVESTMENT COMPANY (3.0%)
Merrill Lynch Premier
 Institutional Fund.............     921,443       $   921,443
                                                   -----------
Total Investment Company
 (Cost $921,443)................                       921,443
                                                   -----------
Total Short-Term Investments
 (Cost $2,116,310)..............                     2,116,310
                                                   -----------
Total Investments
 (Cost $30,898,547) (h).........        96.6%       29,948,587(i)
Cash and Other Assets,
 Less Liabilities...............         3.4         1,065,518
                                  -----------      -----------
Net Assets......................       100.0%      $31,014,105
                                  ===========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Represents security of which a portion is out on loan.
     (See Note 2)
(c)  Floating rate. Rate shown is the rate in effect at June
     30, 2002.
(d)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(e)  Issue in default.
(f)  Restricted security. (See Note 2)
(g)  Illiquid security.
(h)  The cost for federal income tax purposes is $30,922,727.
(i)  At June 30, 2002, net unrealized depreciation for
     securities was $974,140, based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $1,402,688 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $2,376,828.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $30,898,547)*.............................................       $29,948,587
Cash........................................................           157,021
Collateral held for securities loaned, at value (Note 2)....         3,384,135
Receivables:
  Investment securities sold................................         1,215,000
  Dividends and interest....................................           733,402
  Fund shares sold..........................................           674,615
Unamortized organization expense............................            12,507
Unrealized appreciation on foreign currency forward
  contracts.................................................             8,826
Other assets................................................            23,149
                                                                   -----------
  Total assets..............................................        36,157,242
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         3,384,135
Payables:
  Investment securities purchased...........................         1,338,467
  Fund shares redeemed......................................           143,868
  NYLIFE Distributors.......................................            16,563
  Manager...................................................            12,887
  Transfer agent............................................            11,643
  Custodian.................................................             3,131
  Trustees..................................................               128
Accrued expenses............................................            28,102
Dividend payable............................................           204,213
                                                                   -----------
  Total liabilities.........................................         5,143,137
                                                                   -----------
Net assets..................................................       $31,014,105
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,046
  Class B...................................................            14,349
  Class C...................................................             6,349
Additional paid-in capital..................................        33,579,665
Accumulated net investment loss.............................          (103,765)
Accumulated net realized loss on investments................        (1,553,562)
Accumulated net realized loss on foreign currency
  transactions..............................................            (3,843)
Net unrealized depreciation on investments..................          (949,960)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................             8,826
                                                                   -----------
Net assets..................................................       $31,014,105
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,574,951
                                                                   ===========
Shares of beneficial interest outstanding...................         1,604,591
                                                                   ===========
Net asset value per share outstanding.......................       $      8.46
Maximum sales charge (4.50% of offering price)..............              0.40
                                                                   -----------
Maximum offering price per share outstanding................       $      8.86
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $12,089,435
                                                                   ===========
Shares of beneficial interest outstanding...................         1,434,915
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.43
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 5,349,719
                                                                   ===========
Shares of beneficial interest outstanding...................           634,945
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.43
                                                                   ===========

-------
 * Includes securities on loan with an average cost of $3,116,616 and a market value of $2,753,550.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $     5,982
  Interest..................................................    1,186,925
                                                              -----------
    Total income............................................    1,192,907
                                                              -----------
Expenses:
  Manager...................................................       84,287
  Transfer agent............................................       45,271
  Distribution--Class B.....................................       33,593
  Distribution--Class C.....................................       10,367
  Service--Class A..........................................       15,425
  Service--Class B..........................................       11,202
  Service--Class C..........................................        3,475
  Professional..............................................       15,018
  Registration..............................................       11,999
  Shareholder communication.................................        7,116
  Amortization of organization expense......................        6,616
  Recordkeeping.............................................        6,198
  Custodian.................................................        4,608
  Trustees..................................................          413
  Miscellaneous.............................................       10,446
                                                              -----------
    Total expenses before waiver and reimbursement..........      266,034
Fees waived and reimbursed by Manager and Subadvisor........      (17,378)
                                                              -----------
    Net expenses............................................      248,656
                                                              -----------
Net investment income.......................................      944,251
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
    Security transactions...................................      364,817
    Option transactions.....................................      (41,851)
    Foreign currency transactions...........................       (3,843)
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................      319,123
                                                              -----------
Net change in unrealized appreciation on:
    Security transactions...................................   (1,752,581)
    Translation of other assets and liabilities in foreign
     currencies and foreign currency forward contracts......        8,826
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (1,743,755)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,424,632)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (480,381)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   944,251     $ 1,522,013
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       319,123        (294,199)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................    (1,743,755)        748,497
                                                               -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (480,381)      1,976,311
                                                               -----------     -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (550,225)       (922,042)
    Class B.................................................      (379,164)       (548,666)
    Class C.................................................      (120,207)        (64,692)
                                                               -----------     -----------
      Total dividends to shareholders.......................    (1,049,596)     (1,535,400)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     8,203,632       1,260,763
    Class B.................................................     6,579,408       2,718,483
    Class C.................................................     5,334,233         906,505
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       108,330         113,433
    Class B.................................................       189,850         323,707
    Class C.................................................        54,426          18,398
                                                               -----------     -----------
                                                                20,469,879       5,341,289
  Cost of shares redeemed:
    Class A.................................................    (4,039,816)       (563,382)
    Class B.................................................      (806,539)     (1,986,993)
    Class C.................................................      (645,843)       (449,978)
                                                               -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................    14,977,681       2,340,936
                                                               -----------     -----------
      Net increase in net assets............................    13,447,704       2,781,847
NET ASSETS:
Beginning of period.........................................    17,566,401      14,784,554
                                                               -----------     -----------
End of period...............................................   $31,014,105     $17,566,401
                                                               ===========     ===========
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $  (103,765)    $     1,800
                                                               ===========     ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                       --------------------------------------------------------------------------
                                                       Six months                                                      June 1*
                                                         ended        Year ended      Year ended      Year ended       through
                                                        June 30,     December 31,    December 31,    December 31,    December 31,
                                                         2002+           2001            2000            1999            1998
                                                       ----------    ------------    ------------    ------------    ------------
Net asset value at beginning of period.............     $  8.72        $  8.49         $  8.58         $  8.00         $ 10.00
                                                        -------        -------         -------         -------         -------
Net investment income..............................        0.36           0.85(f)         0.85            0.78            0.34(a)
Net realized and unrealized gain (loss) on
 investments.......................................       (0.23)          0.24           (0.08)           0.58           (1.99)
Net realized and unrealized gain (loss) on foreign
 currency transactions.............................        0.00(b)          --           (0.00)(b)        0.01           (0.01)
                                                        -------        -------         -------         -------         -------
Total from investment operations...................        0.13           1.09            0.77            1.37           (1.66)
                                                        -------        -------         -------         -------         -------
Less dividends from net investment income..........       (0.39)         (0.86)          (0.86)          (0.79)          (0.34)
                                                        -------        -------         -------         -------         -------
Net asset value at end of period...................     $  8.46        $  8.72         $  8.49         $  8.58         $  8.00
                                                        =======        =======         =======         =======         =======
Total investment return (c)........................        1.31%         13.59%           9.30%          18.15%         (16.38%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...........................        8.21%++       10.11%(f)       10.05%           9.57%           7.40%++
   Net expenses....................................        1.70%++        1.70%           1.71%(d)        1.70%           3.39%++
   Expenses (before waiver and reimbursement)......        1.84%++        2.27%           2.53%           2.78%           3.59%++
Portfolio turnover rate............................          49%           111%             96%            104%             96%
Net assets at end of period (in 000's).............     $13,575        $ 9,894         $ 8,827         $ 8,186         $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A      Class B      Class C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B                                                   Class C
    ----------------------------------------------------------------------   ----------------------------------------
    Six months                                                  June 1*      Six months
      ended       Year ended     Year ended     Year ended      through        ended       Year ended     Year ended
     June 30,    December 31,   December 31,   December 31,   December 31,    June 30,    December 31,   December 31,
      2002+          2001           2000           1999           1998         2002+          2001           2000
    ----------   ------------   ------------   ------------   ------------   ----------   ------------   ------------
     $  8.68       $  8.46        $  8.54        $  7.98        $ 10.00       $  8.68       $  8.46        $  8.54
     -------       -------        -------        -------        -------       -------       -------        -------
        0.33          0.79(f)        0.79           0.71           0.32(a)       0.33          0.79(f)        0.79
       (0.22)         0.23          (0.08)          0.56          (2.01)        (0.22)         0.23          (0.08)
        0.00(b)         --          (0.00)(b)       0.01          (0.01)         0.00(b)         --          (0.00)(b)
     -------       -------        -------        -------        -------       -------       -------        -------
        0.11          1.02           0.71           1.28          (1.70)         0.11          1.02           0.71
     -------       -------        -------        -------        -------       -------       -------        -------
       (0.36)        (0.80)         (0.79)         (0.72)         (0.32)        (0.36)        (0.80)         (0.79)
     -------       -------        -------        -------        -------       -------       -------        -------
     $  8.43       $  8.68        $  8.46        $  8.54        $  7.98       $  8.43       $  8.68        $  8.46
     =======       =======        =======        =======        =======       =======       =======        =======
        1.04%        12.69%          8.58%         17.01%        (16.82%)        1.04%        12.69%          8.58%
        7.46%++       9.36%(f)       9.30%          8.82%          6.65%++       7.46%++       9.36%(f)       9.30%
        2.45%++       2.45%          2.46%(d)       2.45%          4.14%++       2.45%++       2.45%          2.46%(d)
        2.59%++       3.02%          3.28%          3.53%          4.34%++       2.59%++       3.02%          3.28%
          49%          111%            96%           104%            96%           49%          111%            96%
     $12,089       $ 6,715        $ 5,498        $ 3,756        $ 2,532       $ 5,350       $   957        $   460

               Class C
     ----------------------------
                    September 1**
      Year ended       through
     December 31,   December 31,
         1999           1998
     ------------   -------------
       $  7.98         $  7.18
       -------         -------
          0.71            0.27(a)
          0.56            0.81
          0.01           (0.01)
       -------         -------
          1.28            1.07
       -------         -------
         (0.72)          (0.27)
       -------         -------
       $  8.54         $  7.98
       =======         =======
         17.01%          14.99%
          8.82%           6.65%++
          2.45%           4.14%++
          3.53%           4.34%++
           104%             96%
       $    79         $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on

MainStay Global High Yield Fund

forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2002:

                                                              CONTRACT    CONTRACT
                                                               AMOUNT      AMOUNT       UNREALIZED
                                                                SOLD      PURCHASED    APPRECIATION
                                                              --------    ---------    ------------
FOREIGN CURRENCY SALE CONTRACTS
Euro vs. U.S. Dollar, expiring 7/29/02......................  E297,000    $293,923        $1,550

                                                              CONTRACT     CONTRACT
                                                               AMOUNT       AMOUNT
                                                              PURCHASED      SOLD
                                                              ---------    ---------
FOREIGN CURRENCY BUY CONTRACTS
Euro vs. U.S. Dollar, expiring 8/30/02......................  E224,494     $213,390         7,276
                                                                                           ------
Net unrealized appreciation on foreign currency forward
  contracts:                                                                               $8,826
                                                                                           ======

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $3,703, net of broker fees and rebates, for the six months ended June 30, 2002, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2002:

                                                                SHARES        VALUE
                                                              ----------    ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group ..............................     581,255    $  581,255
Cash with Security Lending Agent ...........................                    13,397
                                                                            ----------
                                                                               594,652
                                                                            ----------
                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
SHORT-TERM COMMERCIAL PAPER
Asset One Securitization 2.00%, due 7/1/02..................  $1,500,000     1,499,667
Nieuw Amsterdam Funding 2.10%, due 7/1/02...................     790,000       789,816

MASTER NOTE
Bank of America 2.125%, due 7/1/02..........................     500,000       500,000
                                                                            ----------
                                                                             2,789,483
                                                                            ----------
Total investment made with cash collateral..................                $3,384,135
                                                                            ==========

There was no non-cash collateral received and held by the Fund at June 30, 2002.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2002:

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              6/30/02        OF
SECURITY                               ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
--------                             ---------------   ---------   --------   --------   ----------
Republic of Algeria
  Tranche 1
  2.875%, due 9/4/06...............   8/13/99-1/6/00   $173,077    $142,337   $158,365      0.5%
Kingdom of Morocco
  Tranche A
  2.75%, due 1/1/09................  11/30/99-1/6/00    151,462     139,939    134,044      0.5
                                                                   --------   --------      ---
                                                                   $282,276   $292,409      1.0%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK.  The Fund invests in Loan
Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result,

MainStay Global High Yield Fund

the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $1,077. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $6,268.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and

MainStay Global High Yield Fund

assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager had voluntarily agreed to reimburse the expenses of the Fund through March 11, 2002, to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $84,287. The fees waived and reimbursed by the Manager total $7,278 and $10,100 respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $8,371 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $3,821 and $1,846 for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses to NYLIM Service for the six months ended June 30, 2002 amounted to $45,271.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A and Class B with net asset values of $7,614,000 and $843,000, respectively. This represents 56.1% and 7.0%, respectively, of the net assets at period end for Class A and B shares.

MainStay Global High Yield Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $291 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,198 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for Federal income tax purposes, capital loss carryforwards of $1,853,222, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                  AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2006...................................................  $  523
     2007...................................................   1,059
     2009...................................................     271
                                                              ------
                                                              $1,853
                                                              ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of U.S. Government securities were $5,325 and $2,420, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $18,928 and $8,583, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                    JUNE 30, 2002*                DECEMBER 31, 2001
                                              ---------------------------   -----------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                                              -------   -------   -------   -------   -------   ---------
Shares sold.................................    902       732       592       147       322        106
Shares issued in reinvestment of
  dividends.................................     12        21         6        13        37          2
                                               ----      ----       ---       ---      ----        ---
                                                914       753       598       160       359        108
Shares redeemed.............................   (444)      (91)      (73)      (65)     (236)       (52)
                                               ----      ----       ---       ---      ----        ---
Net increase................................    470       662       525        95       123         56
                                               ====      ====       ===       ===      ====        ===

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MacKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1)As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSGH10- 08/02
                                                                 20

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus S&P 500 Index,
                                                              Russell 1000 Index, and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Growth
Opportunities Fund versus S&P 500(R) Index,
Russell 1000(R) Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -24.41%, Since Inception 0.11%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                         9,450                  10,000                   10,000                  10,000
12/98                                         11,208                  11,367                   11,335                  10,117
12/99                                         14,533                  13,759                   13,706                  10,387
12/00                                         14,140                  12,509                   12,640                  10,738
12/01                                         11,627                  11,025                   11,067                  10,904
6/02                                          10,044                   9,571                    9,649                  11,052

CLASS B SHARESTotal Returns: 1 Year -24.55%, Since Inception 0.26%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                        10,000                  10,000                   10,000                  10,000
12/98                                         11,800                  11,367                   11,335                  10,117
12/99                                         15,199                  13,759                   13,706                  10,387
12/00                                         14,673                  12,509                   12,640                  10,738
12/01                                         11,972                  11,025                   11,067                  10,904
6/02                                          10,107                   9,571                    9,649                  11,052

CLASS C SHARESTotal Returns: 1 Year -21.37%, Since Inception 0.74%

                                         MAINSTAY GROWTH
                                        OPPORTUNITIES FUND      S&P 500 INDEX(1)     RUSSELL 1000 INDEX(2)    INFLATION (CPI)(3)
                                        ------------------      ----------------     ---------------------    ------------------
6/1/98                                        10,000                  10,000                   10,000                  10,000
12/98                                         11,800                  11,367                   11,335                  10,117
12/99                                         15,199                  13,759                   13,706                  10,387
12/00                                         14,673                  12,509                   12,640                  10,738
12/01                                         11,972                  11,025                   11,067                  10,904
6/02                                          10,307                   9,571                    9,649                  11,052

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

-------
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. stock market struggled during the first half of 2002, with several major indices finishing the semiannual period in negative territory. Overall, smaller companies tended to outperform larger ones, and value stocks outperformed growth stocks at all capitalization levels. Small- and mid-cap value stocks were among the few equity-market sectors to provide positive results for the first half of the year.

During the first half of 2002, economic indicators were relatively strong, so the stock market's decline was clearly prompted by other factors. Bankruptcies, accounting scandals, and corporate earnings shortfalls all took a toll on investor confidence, and Wall Street found itself under investigation for conflicts of interest. With stock prices remaining high relative to corporate earnings, investors waited for clearer indications of an earnings rebound before returning to the market.

As the United States returned to deficit spending and our trade deficit grew, the U.S. dollar weakened relative to other currencies. Although multinational companies may benefit as U.S. products become less expensive overseas, the declining dollar may also make U.S. equities less attractive to foreign investors.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Growth Opportunities Fund returned -13.61% for Class A shares and -13.91% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed the -13.66% return of the average Lipper(1) large-cap core fund over the same period, but Class B and Class C shares slightly underperformed their average Lipper peer fund. All share classes underperformed the -13.16% return of the S&P 500(R) Index(2) and the -12.82% of the Russell 1000(R) Index(3) for the first half of 2002.

Relative performance was a tale of two quarters. During the first quarter of 2002, the Fund was disproportionately hurt relative to the S&P 500 Index by poorly performing holdings in the telecommunications and technology sectors. Fund performance was relatively stronger in the second quarter, as the Fund began focusing on stocks with more predictable growth patterns.

STRATEGY AND SECTOR ALLOCATION

Throughout the first half of 2002, the Fund was rather evenly positioned in growth and value stocks. At the start of the year, we expected the strengthening U.S. economy to improve performance in cyclical sectors, and we over-weighted the Fund among consumer discretionary and industrial stocks. The Fund's industrial holdings outperformed the S&P 500 Index by a wide margin for the semiannual period. The Fund's consumer discretionary positions only

(1) See footnote and table on page 10 for more information about Lipper Inc.


(2) See footnote on page 5 for more information about the S&P 500 Index.


(3) See footnote on page 5 for more information about the Russell 1000 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            18.60
12/99                                                                            29.67
12/00                                                                            -2.70
12/01                                                                           -17.77
6/02                                                                            -13.61

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
12/01                                                                           -18.41
6/02                                                                            -13.91

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

matched the market's performance, as consumer spending concerns weighed on the sector.

The Fund benefited from an overweighted position in consumer staples. Stocks in this sector enjoyed superior earnings visibility as the weakening dollar increased profits from foreign markets. Careful stock selection in the consumer staples sector also strengthened the Fund's performance relative to the S&P 500.

Pharmaceuticals were particularly strong. Despite negative absolute performance, the Fund's health care holdings outperformed the health care sector as a whole by a wide margin.

Anticipating that a stronger economy would move interest rates higher, we underweighted financial stocks, which tend to underperform as rates rise. Un-fortunately, with a declining stock market and relatively benign inflation, interest rates remained relatively steady over the reporting period, and financial stocks in general outperformed the S&P 500 Index. We believe our positioning should prove beneficial if interest rates rise in the second half of the year.

Technology and telecommunications holdings were among the Fund's worst performers during the semiannual period, with problems at WorldCom compounding the difficulties these sectors have experienced since early 2000. Prudently, the Fund was underweighted in both technology and telecommuni-cations through most of the first half of 2002.

As of June 30, 2002, the Fund's largest overweighted position was in indus-trials--a sector that we believe is likely to benefit strongly from an economic recovery. Within industrials, the Fund has overweighted defense stocks, which may benefit from increased federal spending on high-end equipment to support the war on terrorism. With wide international exposure, industrial stocks may also benefit from the weaker dollar. The Fund has also overweighted consumer staples, based on stable earnings growth and favorable currency trends. We have reduced the Fund's consumer discretionary holdings, but continue to over-weight the sector, anticipating strong sector earnings in the second half of 2002.

STRONG AND WEAK PERFORMERS

Two defense holdings, Lockheed Martin (+49%) and General Dynamics (+34%), were the Fund's best performing stocks during the first half of 2002.(4) These stocks benefited from improving earnings and the potential for increased government defense spending over the next few years. Boston Scientific (+21%), a medical supplies company, was another strong performer. The company was able to meet earnings expectations and benefited from positive feedback on new-product innovations. Toy manufacturer Mattel (+22%) saw its stock price rise as the company continued to follow through on its established business plan. Consumer-products company Procter and Gamble (+14%) advanced as operating results improved after two years of weaker results.

The Fund's best-performing new purchase was Newell Rubbermaid (+11%), a large home-furnishings company that benefited from a new management team focused on cost savings and operational improvements.

Not surprisingly, many of the Fund's worst-performing holdings for the semi-annual period were technology and telecommunications companies. Semicon-

(4) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/02.

ductor manufacturer Intel (-41%) suffered as a prolonged business slowdown negatively impacted earnings. Nokia (-40%), a major supplier of mobile phones and infrastructure, also experienced a business slowdown. Despite improving trends in advertising, media mogul Clear Channel Communications (-37%) declined on concerns over the complexity of its financial reports. In the wake of the Enron scandal, marketing and advertising giant Omnicom (-51%) fell on negative news about the company's accounting practices. The stock was the Fund's worst performing security in the first half of 2002. Financial services company Citigroup (-22%) suffered as slowing growth in its capital markets business and exposure to Enron and Latin America raised investor concerns.

In a difficult market, avoiding stocks with big losses can be as important as finding winners. Anticipating that a weak market for information technology spending would hurt earnings at IBM, we sold the Fund's position in the stock. After the sale, the stock price fell another 32%. The Fund also benefited from our decision to take a loss on the sale of industrial conglomerate Tyco Inter-national. The stock proceeded to decline 56% from our sale price.

LOOKING AHEAD

Our long-term outlook for U.S. stocks remains generally positive, especially in light of the equity price correction we have seen over the last two and a half years. Although investor confidence has been shaken by accounting scandals, alarming headlines, and recent market performance, we believe investors are beginning to understand equity volatility and place the unusual trends of the late 1990s in their proper perspective. We believe that equity valuations have reached attractive levels, particularly if corporate earnings begin to improve in the second half of this year.

Since we expect a slow and gradual U.S. economic recovery, we have positioned the Fund to reflect the relative equilibrium we see across growth and value stocks. We are focusing on industries and stocks that we believe are well posi-tioned to have sustainable earnings growth going forward. We are also closely monitoring companies with strong capital discipline, which may allow for better profit margins in the future. No matter how the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A              -20.02%                       1.50%
    Class B              -20.58%                       0.74%
    Class C              -20.58%                       0.74%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A              -24.41%                       0.11%
    Class B              -24.55%                       0.26%
    Class C              -21.37%                       0.74%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A         515 out of 830 funds          67 out of 484 funds
    Class B         551 out of 830 funds          91 out of 484 funds
    Class C         551 out of 830 funds         164 out of 515 funds
    Average Lipper
    large-cap core
    fund                  -19.06%                    -2.16%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $10.47      $0.0000      $0.0000
    Class B     $10.15      $0.0000      $0.0000
    Class C     $10.15      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (95.3%)+

AEROSPACE & DEFENSE (5.7%)
General Dynamics Corp. ........     18,400       $  1,956,840
Lockheed Martin Corp. .........     35,500          2,467,250
Raytheon Co. ..................     25,500          1,039,125
                                                 ------------
                                                    5,463,215
                                                 ------------
AUTOMOBILES (1.4%)
Harley-Davidson, Inc. .........     26,000          1,333,020
                                                 ------------

BANKS (6.5%)
Bank of America Corp. .........     30,050          2,114,318
Bank One Corp. ................     26,100          1,004,328
Comerica Inc. .................     16,900          1,037,660
Wachovia Corp. ................     29,600          1,130,128
Wells Fargo & Co. .............     19,700            986,182
                                                 ------------
                                                    6,272,616
                                                 ------------
BEVERAGES (3.9%)
Anheuser-Busch Cos., Inc. .....     33,500          1,675,000
Coca-Cola Co. (The)............     19,200          1,075,200
PepsiCo, Inc. .................     20,200            973,640
                                                 ------------
                                                    3,723,840
                                                 ------------
BIOTECHNOLOGY (0.6%)
Gilead Sciences, Inc. (a)......     16,400            539,232
                                                 ------------
CHEMICALS (1.0%)
E.I. du Pont de Nemours &
 Co. ..........................     22,700          1,007,880
                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (4.3%)
Concord EFS, Inc. (a)..........     33,500          1,009,690
First Data Corp. ..............     26,000            979,160
Fiserv, Inc. (a)...............     24,500            899,395
Pitney Bowes Inc. .............     30,600          1,215,432
                                                 ------------
                                                    4,103,677
                                                 ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)........     64,300            896,985
Nokia Corp. ADR (b)............     47,600            689,248
                                                 ------------
                                                    1,586,233
                                                 ------------
DIVERSIFIED FINANCIALS (5.2%)
American Express Co. ..........     25,700            933,424
Capital One Financial Corp. ...     15,400            940,170
Citigroup Inc. ................     24,697            957,009
Goldman Sachs Group, Inc.
 (The).........................     12,200            894,870
SLM Corp. .....................     13,050          1,264,545
                                                 ------------
                                                    4,990,018
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
ELECTRIC UTILITIES (2.2%)
Dominion Resources, Inc. ......     15,900       $  1,049,082
TXU Corp. .....................     20,000          1,028,000
                                                 ------------
                                                    2,077,082
                                                 ------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Baker Hughes Inc. .............     28,700            955,423
                                                 ------------

FOOD & DRUG RETAILING (1.5%)
Walgreen Co. ..................     38,000          1,467,940
                                                 ------------

FOOD PRODUCTS (1.4%)
Kellogg Co. ...................     38,300          1,373,438
                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Boston Scientific Corp. (a)....     71,900          2,108,108
Stryker Corp. (a)..............     19,700          1,054,147
                                                 ------------
                                                    3,162,255
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (4.5%)
Anthem, Inc. (a)...............     15,800          1,062,076
Quest Diagnostics Inc. (a).....     12,800          1,101,440
Tenet Healthcare Corp. (a).....     13,200            944,460
UnitedHealth Group Inc. .......     12,800          1,171,840
                                                 ------------
                                                    4,279,816
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Marriott International, Inc.
 Class A.......................     24,000            913,200
                                                 ------------

HOUSEHOLD DURABLES (1.2%)
Newell Rubbermaid Inc. ........     33,500          1,174,510
                                                 ------------

HOUSEHOLD PRODUCTS (3.7%)
Colgate-Palmolive Co. .........     18,600            930,930
Kimberly-Clark Corp. ..........     20,900          1,295,800
Procter & Gamble Co. (The).....     14,500          1,294,850
                                                 ------------
                                                    3,521,580
                                                 ------------
INDUSTRIAL CONGLOMERATES (1.6%)
3M Co. ........................     12,400          1,525,200
                                                 ------------

INSURANCE (2.1%)
Chubb Corp. (The)..............     14,000            991,200
XL Capital Ltd. Class A........     12,100          1,024,870
                                                 ------------
                                                    2,016,070
                                                 ------------
IT CONSULTING & SERVICES (2.0%)
Affiliated Computer Services,
 Inc. Class A (a)..............     20,000            949,600
Sungard Data Systems Inc.
 (a)...........................     35,000            926,800
                                                 ------------
                                                    1,876,400
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.2%)
Mattel, Inc. (a)...............     54,900          1,153,449
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)

MACHINERY (6.6%)
Deere & Co. ...................     31,100       $  1,489,690
Eaton Corp. ...................     19,000          1,382,250
Illinois Tool Works Inc. ......     14,800          1,020,016
ITT Industries, Inc. ..........     22,400          1,581,440
SPX Corp. (a)..................      7,600            893,000
                                                 ------------
                                                    6,366,396
                                                 ------------
MEDIA (4.8%)
Clear Channel Communications,
 Inc. (a)......................     28,986            928,132
Interpublic Group of Cos., Inc.
 (The).........................     46,500          1,151,340
New York Times Co. (The) Class
 A.............................     22,800          1,174,200
Omnicom Group Inc. ............     11,400            522,120
Viacom Inc. Class B (a)........     19,700            874,089
                                                 ------------
                                                    4,649,881
                                                 ------------
MULTILINE RETAIL (4.6%)
Costco Wholesale Corp. (a).....     28,700          1,108,394
Target Corp. ..................     38,700          1,437,318
Wal-Mart Stores, Inc. .........     33,800          1,859,338
                                                 ------------
                                                    4,405,050
                                                 ------------
OIL & GAS (5.3%)
ChevronTexaco Corp. ...........     22,700          2,008,950
Exxon Mobil Corp. .............     47,200          1,931,424
Phillips Petroleum Co. ........     20,100          1,183,488
                                                 ------------
                                                    5,123,862
                                                 ------------
PAPER & FOREST PRODUCTS (2.4%)
International Paper Co. .......     30,900          1,346,622
Weyerhaeuser Co. ..............     15,500            989,675
                                                 ------------
                                                    2,336,297
                                                 ------------
PERSONAL PRODUCTS (1.6%)
Avon Products, Inc. ...........     29,700          1,551,528
                                                 ------------

PHARMACEUTICALS (3.6%)
Forest Laboratories, Inc.
 (a)...........................     13,000            920,400
Johnson & Johnson..............     28,000          1,463,280
Pharmacia Corp. ...............     29,700          1,112,265
                                                 ------------
                                                    3,495,945
                                                 ------------
ROAD & RAIL (1.2%)
Union Pacific Corp. ...........     17,700          1,120,056
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.3%)
Applied Materials, Inc. (a)....     62,600       $  1,190,652
Intel Corp. ...................     70,800          1,293,516
KLA-Tencor Corp. (a)...........     21,100            928,189
National Semiconductor Corp.
 (a)...........................     24,800            723,416
Texas Instruments Inc. ........     42,200          1,000,140
                                                 ------------
                                                    5,135,913
                                                 ------------
SOFTWARE (1.5%)
Microsoft Corp. (a)............     20,500          1,109,460
VERITAS Software Corp. (a).....     16,000            316,640
                                                 ------------
                                                    1,426,100
                                                 ------------
SPECIALTY RETAIL (1.5%)
TJX Cos., Inc. (The)...........     73,200          1,435,452
                                                 ------------
Total Common Stocks
 (Cost $94,201,139)............                    91,562,574
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENT (4.0%)

COMMERCIAL PAPER (4.0%)
Ciesco LP 1.95%, due 7/1/02....  $3,902,000      $  3,901,577
                                                 ------------
Total Short-Term Investment
 (Cost $3,901,577).............                     3,901,577
                                                 ------------
Total Investments
 (Cost $98,102,716) (c)........       99.3%        95,464,151(d)
Cash and Other Assets,
 Less Liabilities..............        0.7            647,648
                                 ----------      ------------
Net Assets.....................      100.0%      $ 96,111,799
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At June 30, 2002, net unrealized depreciation was
     $2,638,565, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $5,918,316 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $8,556,881.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $98,102,716)..............................................       $ 95,464,151
Receivables:
  Investment securities sold................................          4,696,646
  Dividends and interest....................................             88,559
  Fund shares sold..........................................             74,448
Other assets................................................             18,897
Unamortized organization expense............................             12,508
                                                                   ------------
        Total assets........................................        100,355,209
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,901,366
  Fund shares redeemed......................................            103,218
  Transfer agent............................................             80,247
  Manager...................................................             56,044
  NYLIFE Distributors.......................................             56,029
  Custodian.................................................              3,751
  Trustees..................................................                534
Accrued expenses............................................             42,221
                                                                   ------------
        Total liabilities...................................          4,243,410
                                                                   ------------
Net assets..................................................       $ 96,111,799
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     32,513
  Class B...................................................             59,239
  Class C...................................................              1,883
Additional paid-in capital..................................        121,250,060
Accumulated net investment loss.............................           (522,188)
Accumulated net realized loss on investments................        (22,071,143)
Net unrealized depreciation on investments..................         (2,638,565)
                                                                   ------------
Net assets..................................................       $ 96,111,799
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,054,765
                                                                   ============
Shares of beneficial interest outstanding...................          3,251,315
                                                                   ============
Net asset value per share outstanding.......................       $      10.47
Maximum sales charge (5.50% of offering price)..............               0.61
                                                                   ------------
Maximum offering price per share outstanding................       $      11.08
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 60,145,382
                                                                   ============
Shares of beneficial interest outstanding...................          5,923,893
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.15
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,911,652
                                                                   ============
Shares of beneficial interest outstanding...................            188,284
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.15
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    546,440
  Interest..................................................        26,529
                                                              ------------
    Total income............................................       572,969
                                                              ------------
Expenses:
  Manager...................................................       357,590
  Transfer agent............................................       260,371
  Distribution--Class B.....................................       250,642
  Distribution--Class C.....................................         6,291
  Service--Class A..........................................        42,067
  Service--Class B..........................................        83,547
  Service--Class C..........................................         2,097
  Shareholder communication.................................        19,839
  Recordkeeping.............................................        18,161
  Professional..............................................        15,977
  Custodian.................................................         8,748
  Amortization of organization expense......................         6,616
  Registration..............................................         2,606
  Trustees..................................................         1,937
  Miscellaneous.............................................        18,668
                                                              ------------
    Total expenses..........................................     1,095,157
                                                              ------------
Net investment loss.........................................      (522,188)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (6,015,957)
Net change in unrealized appreciation on investments........    (8,868,605)
                                                              ------------
Net realized and unrealized loss on investments.............   (14,884,562)
                                                              ------------
Net decrease in net assets resulting from operations........  $(15,406,750)
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $1,582.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Six months
                                                                 ended        Year ended
                                                                June 30,     December 31,
                                                                 2002*           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (522,188)   $ (1,066,590)
  Net realized loss on investments..........................   (6,015,957)    (14,706,029)
  Net change in unrealized appreciation on investments......   (8,868,605)     (8,506,176)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (15,406,750)    (24,278,795)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   11,876,190       6,796,136
    Class B.................................................    4,777,918      14,489,535
    Class C.................................................      765,989         653,976
                                                              ------------   ------------
                                                               17,420,097      21,939,647
  Cost of shares redeemed:
    Class A.................................................   (4,098,624)     (6,568,060)
    Class B.................................................   (7,654,269)    (15,736,874)
    Class C.................................................     (268,559)       (814,757)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    5,398,645      (1,180,044)
                                                              ------------   ------------
      Net decrease in net assets............................  (10,008,105)    (25,458,839)
NET ASSETS:
Beginning of period.........................................  106,119,904     131,578,743
                                                              ------------   ------------
End of period...............................................  $96,111,799    $106,119,904
                                                              ============   ============
Accumulated net investment loss at end of period............  $  (522,188)   $         --
                                                              ============   ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                      -------------------------------------------------------------------
                                                      Six months                                               June 1*
                                                        ended              Year ended December 31,             through
                                                       June 30,       ---------------------------------      December 31,
                                                        2002+          2001         2000         1999            1998
                                                      ----------      -------      -------      -------      ------------
Net asset value at beginning of period..........       $ 12.12        $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                                       -------        -------      -------      -------        -------
Net investment loss (a).........................         (0.03)         (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss) on
  investments...................................         (1.62)         (2.57)       (0.38)        3.54           1.91
                                                       -------        -------      -------      -------        -------
Total from investment operations................         (1.65)         (2.62)       (0.42)        3.52           1.86
                                                       -------        -------      -------      -------        -------
Less distributions to shareholders:
  From net realized gain on investments.........            --             --        (0.17)       (0.01)            --
  In excess of net realized gain on
    investments: ...............................            --             --        (0.04)          --             --
                                                       -------        -------      -------      -------        -------
Total distributions to shareholders.............            --             --        (0.21)       (0.01)            --
                                                       -------        -------      -------      -------        -------
Net asset value at end of period................       $ 10.47        $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                                       =======        =======      =======      =======        =======
Total investment return (b).....................        (13.61%)       (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.........................         (0.52%)++      (0.42%)      (0.26%)      (0.16%)        (1.09%)++
    Expenses....................................          1.64%++        1.58%        1.49%        1.59%          2.53%++
Portfolio turnover rate.........................            73%            95%          70%          72%            32%
Net assets at end of period (in 000's)..........       $34,055        $31,389      $38,040      $26,214        $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                  Class C
    -------------------------------------------------------   -----------------------------------------------------
    Six months                                   June 1*      Six months                              September 1**
      ended        Year ended December 31,       through        ended      Year ended December 31,       through
     June 30,    ---------------------------   December 31,    June 30,    ------------------------   December 31,
      2002+       2001      2000      1999         1998         2002+       2001     2000     1999        1998
    ----------   -------   -------   -------   ------------   ----------   ------   ------   ------   -------------
     $ 11.79     $ 14.45   $ 15.19   $ 11.80     $ 10.00       $ 11.79     $14.45   $15.19   $11.80      $ 9.22
     -------     -------   -------   -------     -------       -------     ------   ------   ------      ------
       (0.07)      (0.15)    (0.15)    (0.11)      (0.08)        (0.07)     (0.15)   (0.15)   (0.11)      (0.06)
       (1.57)      (2.51)    (0.38)     3.51        1.88         (1.57)     (2.51)   (0.38)    3.51        2.64
     -------     -------   -------   -------     -------       -------     ------   ------   ------      ------
       (1.64)      (2.66)    (0.53)     3.40        1.80         (1.64)     (2.66)   (0.53)    3.40        2.58
     -------     -------   -------   -------     -------       -------     ------   ------   ------      ------
          --          --     (0.17)    (0.01)         --            --         --    (0.17)   (0.01)         --
          --          --     (0.04)       --          --            --         --    (0.04)      --          --
     -------     -------   -------   -------     -------       -------     ------   ------   ------      ------
          --          --     (0.21)    (0.01)         --            --         --    (0.21)   (0.01)         --
     -------     -------   -------   -------     -------       -------     ------   ------   ------      ------
     $ 10.15     $ 11.79   $ 14.45   $ 15.19     $ 11.80       $ 10.15     $11.79   $14.45   $15.19      $11.80
     =======     =======   =======   =======     =======       =======     ======   ======   ======      ======
      (13.91%)    (18.41%)   (3.46%)   28.80%      18.00%       (13.91%)   (18.41%)  (3.46%)  28.80%      27.98%
       (1.27%)++   (1.17%)   (1.01%)   (0.91%)     (1.84%)++     (1.27%)++  (1.17%)  (1.01%)  (0.91%)     (1.84%)++
        2.39%++     2.33%     2.24%     2.34%       3.28%++       2.39%++    2.33%    2.24%    2.34%       3.28%++
          73%         95%       70%       72%         32%           73%        95%      70%      72%         32%
     $60,145     $73,048   $91,246   $58,937     $12,351       $ 1,912     $1,683   $2,293   $  806      $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by

Notes to Financial Statements unaudited


appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses

MainStay Growth Opportunities Fund



can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Madison Square Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a subadvisor, and Madison Square Advisors LLC was merged into NYLIM on February 28, 2001.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $357,590. It was not necessary for the Manager to reimburse the Fund for expenses.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $483 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $645, $62,540 and $88, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002, amounted to $260,371.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A with a net asset value of $9,565,549, which represents 28.1% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,106 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $18,161 for the six months ended June 30, 2002.

MainStay Growth Opportunities Fund



NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,379,379 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $14,675,806 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $76,308 and $73,437, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                    YEAR ENDED
                                                      JUNE 30, 2002*                  DECEMBER 31, 2001
                                                ---------------------------      ---------------------------
                                                CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                -------   -------   -------      -------   -------   -------
Shares sold...................................   1,021      429        70          534      1,152       50
Shares redeemed...............................    (360)    (699)      (24)        (525)    (1,273)     (66)
                                                 -----     ----       ---         ----     ------      ---
Net increase (decrease).......................     661     (270)       46            9       (121)     (16)
                                                 =====     ====       ===         ====     ======      ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

                                                           [MAINSTAY FUNDS LOGO]


Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSGP10- 08/02
                                                                 21

[RECYCLE.LOGO]


    MainStay(R) Growth Opportunities Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay
Research Value Fund versus Russell
1000(R) Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -22.26%, Since Inception 0.89%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                   $ 9450                      $10000                      $10000
12/98                                                      9734                       10117                       10442
12/99                                                     11520                       10387                       11210
12/00                                                     13236                       10738                       11997
12/01                                                     12423                       10904                       11326
6/02                                                      10368                       11052                       10785

CLASS B SHARES Total Returns: 1 Year -22.41%, Since Inception 1.07%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                   $10000                      $10000                      $10000
12/98                                                     10250                       10117                       10442
12/99                                                     12050                       10387                       11210
12/00                                                     13741                       10738                       11997
12/01                                                     12801                       10904                       11326
6/02                                                      10445                       11052                       10785

CLASS C SHARES Total Returns: 1 Year -19.17%, Since Inception 1.51%

                                                 MAINSTAY RESEARCH VALUE                                   RUSSELL 1000 VALUE
                                                          FUND                 INFLATION (CPI)(2)               INDEX(1)
                                                 -----------------------       ------------------          ------------------
6/1/98                                                   $10000                      $10000                      $10000
12/98                                                     10250                       10117                       10442
12/99                                                     12050                       10387                       11210
12/00                                                     13741                       10738                       11997
12/01                                                     12801                       10904                       11326
6/02                                                      10663                       11052                       10785


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
    (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 2002 saw a wide divergence between perception and reality in equity pricing. The disparities resulted from a number of political and economic uncertainties, coupled with a growing investor focus on corporate governance, accounting irregularities, balance sheet issues, and liquidity concerns. For example, collateral damage from Enron affected many stocks, including merchant energy companies and conglomerates. Yet many of the companies that suffered significant price erosion have real underlying value in important, identifiable assets that we believe investors will eventually recognize and reward.

Generally speaking, investors were unwilling to even consider valuation issues when faced with the slightest hint of potential problems. Instead, companies were severely penalized for any situations that raised investor apprehension. Even seasoned professional investors sometimes reacted without weighing all of the fundamental data or fully assessing the potential impact of their emotionally driven decisions. This has created a kind of vicious cycle, particularly for companies whose ability to create value depends on a complex array of funda-mental factors.

Uncertainty over the timing of a U.S. economic recovery has complicated matters. While we believe many companies are approaching attractive valuations, identi-fying catalysts that may allow these companies to realize their full potential remains a challenge.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Research Value Fund returned -16.54% for Class A shares and -16.93% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -9.21% return of the average Lipper(1) large-cap value fund and the -4.78% return of the Russell 1000(R) Value Index.(2)

Throughout the reporting period, we strictly adhered to the Fund's fundamental research disciplines and portfolio diversification guidelines. The Fund's performance relative to its peers was due primarily to significant price dislocations in a number of the Fund's holdings.

During the first half of 2002, we established new positions and added to exist-ing ones in fundamentally strong companies that were trading at significant discounts to asset value and expected free cash flow multiples. While we have seen widening price dislocations on many of these stocks, we believe that our commitment to fundamental value will ultimately be rewarded. This assessment is based on our understanding of the disparity between current prices, underlying asset values, and the magnitude of the problems these companies are facing.



-------

(1) See footnote and table on page 10 for more information about Lipper Inc.


(2) See footnote on page 5 for more information about the Russell 1000 Value Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[CLASS A SHARES BAR GRAPH]

                                                                            Total Return %
                                                                            --------------
12/98                                                                             3.00
12/99                                                                            18.35
12/00                                                                            14.89
12/01                                                                            -6.14
6/02                                                                            -16.54

CLASS B AND CLASS C SHARES

[CLASS B AND C SHARES BAR GRAPH]

                                                                            Total Return %
                                                                            --------------
12/98                                                                             2.50
12/99                                                                            17.56
12/00                                                                            14.03
12/01                                                                            -6.84
6/02                                                                            -16.93

STRONG AND WEAK PERFORMERS

As always, we did not seek to over- or underweight sectors in the Fund, but rather constructed the portfolio on a stock-by-stock basis. The Fund's best-performing securities for the six months ended June 30, 2002, were spread across several economic sectors.

- Aetna, a major health care benefits provider, made the most significant positive contribution to Fund performance during the semiannual period. The company's stock advanced on strong first-quarter operating profits and improved earnings guidance for the remainder of the year.

- Black & Decker, the power tool company, benefited from low inventories as retail sales picked up in the first half of the year. The share price also rose when the company announced that it would restructure its manufacturing operations, which should reduce costs.

- Dow Chemical is a plastics, chemicals, and agricultural-products company whose cost-cutting program positively impacted earnings. In the first half of the year, the company was widely viewed as a potential "safe haven," as were other cyclical stocks.

- Tribune Co., a worldwide media corporation, saw its earnings improve over the reporting period due to cost savings and improvements in the company's advertising revenues.

- Constellation Energy Group, an electric and natural gas utility, was another top contributor to Fund performance during the first half of the year.

Some of the Fund's weaker holdings included Tyco International, Sprint PCS, Bristol-Myers Squibb, and energy stocks El Paso, Williams Companies, and Reliant Resources.

Tyco International faced a number of issues related to the credibility of its financial statements and the actions of its senior management. We anticipate an appreciation in the company's stock price in coming quarters from catalysts that may include elimination of near-term debt obligations, a credit-rating review, and improvements in earnings.

Sprint PCS suffered from liquidity concerns, primarily due to marketing expenses incurred to offset customer turnover in a fiercely competitive environment. We continue to view Sprint PCS share valuations as attractive and believe the com-pany is well positioned in the wireless market. In our opinion, the company should be able to produce sustainable growth and improving cash flows and earnings into 2003.

Bristol-Myers Squibb lowered earnings expectations because of an inventory overhang, slowing sales from patent expirations, and unproductive research. We believe the company may be ripe for acquisition. If Bristol-Myers Squibb remains independent, however, we believe its shares have limited downside risk, given the company's strong balance sheet, secure dividend yield, and a promising new-product pipeline for the next several years.

El Paso, Williams Companies, and Reliant Resources were each hurt by the ongoing federal investigation into manipulation of California energy prices and by liquidity issues arising from potential debt-rating downgrades. In our view, each of these energy companies has valuable hard assets, a strong competitive position, ample liquidity, and sustainable free cash flow from core businesses aside from merchant trading.

LOOKING AHEAD

For the near term, emotion appears to be propelling the equity markets. Even so, we remain confident in many of the Fund's holdings and believe that substantial values may yet be realized, even if the exact timing remains difficult to pinpoint. In this volatile environment, we believe that thorough fundamental research, ongoing risk control, and careful stock selection will remain the keys to successful investment results.

While we acknowledge that the present investment environment is extremely challenging, we continue to believe that our strategy of buying on weakness is sound and our investment process, supported by a talented team, is consistent and rigorous. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

John (Jack) W. Murphy
Daniel M. Theriault
Portfolio Managers
John A. Levin & Co., Inc.

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/02
    Class A                      -17.73%                      2.30%
    Class B                      -18.37%                      1.51%
    Class C                      -18.37%                      1.51%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/02
    Class A                      -22.26%                      0.89%
    Class B                      -22.41%                      1.07%
    Class C                      -19.17%                      1.51%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/02
    Class A                289 out of 347 funds        33 out of 213 funds
    Class B                298 out of 347 funds        48 out of 213 funds
    Class C                298 out of 347 funds        50 out of 219 funds
    Average Lipper
    large-cap value fund         -13.43%                      -0.40%

  FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED 6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $9.74       $0.0000      $0.0000
    Class B     $9.42       $0.0000      $0.0000
    Class C     $9.42       $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited


                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (93.1%)+

AEROSPACE/DEFENSE (2.8%)
Honeywell International,
 Inc. ..........................     22,700       $   799,721
Raytheon Co. ...................     15,900           647,925
                                                  -----------
                                                    1,447,646
                                                  -----------
BANKS (6.8%)
Bank of New York Co., Inc.
 (The)..........................     31,500         1,063,125
FleetBoston Financial Corp. ....     23,800           769,930
PNC Financial Services Group,
 Inc. (The).....................     15,100           789,428
U.S. Bancorp....................     36,958           862,969
                                                  -----------
                                                    3,485,452
                                                  -----------
BEVERAGES (3.1%)
Anheuser-Busch Cos., Inc. ......     20,500         1,025,000
Coca-Cola Co. (The).............      9,600           537,600
                                                  -----------
                                                    1,562,600
                                                  -----------
CHEMICALS (4.3%)
Dow Chemical Co. (The)..........     23,500           807,930
Du Pont (E.I.) de Nemours &
 Co. ...........................     23,800         1,056,720
Monsanto Co. ...................     18,100           322,180
                                                  -----------
                                                    2,186,830
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Accenture Ltd. (a)..............     37,400           710,600
Automatic Data Processing,
 Inc. ..........................     17,100           744,705
                                                  -----------
                                                    1,455,305
                                                  -----------
COMMUNICATIONS EQUIPMENT (1.2%)
General Motors Corp. Class H
 (a)............................     54,600           592,956
                                                  -----------
COMPUTERS & PERIPHERALS (2.7%)
Hewlett-Packard Co. ............     52,100           796,088
International Business Machines
 Corp. .........................      8,300           597,600
                                                  -----------
                                                    1,393,688
                                                  -----------
DIVERSIFIED FINANCIALS (1.3%)
Prudential Financial, Inc.
 (a)............................     20,000           667,200
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
BellSouth Corp. ................     36,200         1,140,300
Verizon Communications Inc. ....     18,300           734,745
                                                  -----------
                                                    1,875,045
                                                  -----------
ELECTRIC UTILITIES (4.4%)
Constellation Energy Group,
 Inc. ..........................     47,900         1,405,386
Reliant Resources, Inc. (a).....     98,600           862,750
                                                  -----------
                                                    2,268,136
                                                  -----------
ELECTRICAL EQUIPMENT (2.8%)
Koninklijke Philips Electronics
 N.V............................     51,869         1,431,585
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Thermo Electron Corp. (a).......     40,300       $   664,950
                                                  -----------

ENERGY EQUIPMENT & SERVICES (0.9%)
Transocean, Inc. ...............     15,000           467,250
                                                  -----------

FOOD PRODUCTS (4.5%)
Archer-Daniels-Midland Co. .....     37,600           480,904
Heinz (H.J.) Co. ...............     21,900           900,090
Sara Lee Corp. .................     45,100           930,864
                                                  -----------
                                                    2,311,858
                                                  -----------
GAS UTILITIES (3.7%)
El Paso Corp. ..................     90,400         1,863,144
                                                  -----------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Aetna Inc. .....................     10,100           484,497
                                                  -----------

HOTELS, RESTAURANTS & LEISURE (1.8%)
McDonald's Corp. ...............     32,800           933,160
                                                  -----------

HOUSEHOLD DURABLES (1.9%)
Black & Decker Corp. (The)......     20,550           990,510
                                                  -----------

INDUSTRIAL CONGLOMERATES (5.6%)
General Electric Co. ...........     35,300         1,025,465
Textron, Inc. ..................     11,200           525,280
Tyco International Ltd. ........     96,000         1,296,960
                                                  -----------
                                                    2,847,705
                                                  -----------
INSURANCE (7.5%)
Aon Corp. ......................     52,500         1,547,700
UnumProvident Corp. ............     68,200         1,735,690
XL Capital Ltd. Class A.........      6,500           550,550
                                                  -----------
                                                    3,833,940
                                                  -----------
IT CONSULTING & SERVICES (2.3%)
KPMG Consulting, Inc. (a).......     78,900         1,172,454
                                                  -----------

MACHINERY (1.8%)
Deere & Co. ....................     19,600           938,840
                                                  -----------

MEDIA (4.0%)
AOL Time Warner, Inc. (a).......     44,800           659,008
Tribune Co. ....................     19,600           852,600
Walt Disney Co. (The)...........     28,800           544,320
                                                  -----------
                                                    2,055,928
                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER (1.1%)
Williams Cos., Inc. (The).......     91,200           546,288
                                                  -----------

-------
+ Percentages indicated are based on Fund net ssets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund


                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS (6.9%)
Burlington Resources Inc. ......     39,500       $ 1,501,000
Conoco Inc. ....................     38,800         1,078,640
Unocal Corp. ...................     25,700           949,358
                                                  -----------
                                                    3,528,998
                                                  -----------
PHARMACEUTICALS (8.0%)
Bristol-Myers Squibb Co. .......     73,500         1,888,950
Johnson & Johnson...............     13,700           715,962
Lilly (Eli) & Co. ..............      8,300           468,120
Pharmacia Corp. ................     26,933         1,008,641
                                                  -----------
                                                    4,081,673
                                                  -----------
ROAD & RAIL (1.9%)
CSX Corp. ......................     28,200           981,642
                                                  -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.7%)
Texas Instruments, Inc. ........     36,600           867,420
                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES (1.2%)
Sprint Corp. (PCS Group) (a)....    132,000           590,040
                                                  -----------
Total Common Stocks
 (Cost $56,709,625).............                   47,526,740
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENT (7.0%)

TIME DEPOSITS (7.0%)
Bank of New York Cayman
 1.50%, due 7/1/02..............  $3,553,000      $ 3,553,000
                                                  -----------
Total Short-Term Investment
 (Cost $3,553,000)..............                    3,553,000
                                                  -----------
Total Investments
 (Cost $60,262,625) (b).........      100.1%       51,079,740(c)
Liabilities in Excess of Cash
 and Other Assets...............       (0.1)          (74,694)
                                  ----------      -----------
Net Assets......................      100.0%      $51,005,046
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  The cost for Federal income tax purposes is $60,378,248.
(c)  At June 30,2002, net unrealized depreciation was
     $9,298,508, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,745,592 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $12,044,100.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $60,262,625)..............................................       $51,079,740
Cash........................................................               701
Receivables:
  Investment securities sold................................         3,515,153
  Fund shares sold..........................................           124,475
  Dividends and interest....................................           103,054
Other assets................................................            18,070
Unamortized organization expense............................            12,508
                                                                   -----------
        Total assets........................................        54,853,701
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         3,700,416
  Transfer agent............................................            32,111
  Manager...................................................            28,624
  NYLIFE Distributors.......................................            27,502
  Fund shares redeemed......................................            20,472
  Custodian.................................................             2,874
  Trustees..................................................               283
Accrued expenses............................................            36,373
                                                                   -----------
        Total liabilities...................................         3,848,655
                                                                   -----------
Net assets..................................................       $51,005,046
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    22,427
  Class B...................................................            25,373
  Class C...................................................             5,579
Additional paid-in capital..................................        60,849,592
Accumulated net investment loss.............................          (120,949)
Accumulated net realized loss on investments................          (594,091)
Net unrealized depreciation on investments..................        (9,182,885)
                                                                   -----------
Net assets..................................................       $51,005,046
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,834,172
                                                                   ===========
Shares of beneficial interest outstanding...................         2,242,745
                                                                   ===========
Net asset value per share outstanding.......................       $      9.74
Maximum sales charge (5.50% of offering price)..............              0.57
                                                                   -----------
Maximum offering price per share outstanding................       $     10.31
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $23,913,097
                                                                   ===========
Shares of beneficial interest outstanding...................         2,537,326
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.42
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 5,257,777
                                                                   ===========
Shares of beneficial interest outstanding...................           557,876
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.42
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    449,503
  Interest..................................................        32,146
                                                              ------------
    Total income............................................       481,649
                                                              ------------
Expenses:
  Manager...................................................       240,187
  Transfer agent............................................       108,929
  Distribution--Class B.....................................       100,724
  Distribution--Class C.....................................        21,424
  Service--Class A..........................................        29,927
  Service--Class B..........................................        33,575
  Service--Class C..........................................         7,141
  Shareholder communication.................................        15,094
  Professional..............................................        12,212
  Recordkeeping.............................................        11,053
  Registration..............................................        10,733
  Amortization of organization expense......................         6,616
  Custodian.................................................         4,454
  Trustees..................................................         1,078
  Miscellaneous.............................................         9,121
                                                              ------------
    Total expenses before reimbursement.....................       612,268
Expense reimbursement from Manager..........................        (9,670)
                                                              ------------
    Net expenses............................................       602,598
                                                              ------------
Net investment loss.........................................      (120,949)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................      (548,509)
Net change in unrealized appreciation on investments........    (9,601,794)
                                                              ------------
Net realized and unrealized loss on investments.............   (10,150,303)
                                                              ------------
Net decrease in net assets resulting from operations........  $(10,271,252)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $4,112.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                   ended         Year ended
                                                                 June 30,       December 31,
                                                                   2002*            2001
                                                              ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................    $  (120,949)    $  (210,177)
  Net realized gain (loss) on investments...................       (548,509)         41,736
  Net change in unrealized appreciation on investments......     (9,601,794)     (3,633,217)
                                                                -----------     -----------
  Net decrease in net assets resulting from operations......    (10,271,252)     (3,801,658)
                                                                -----------     -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --        (229,042)
    Class B.................................................             --        (287,073)
    Class C.................................................             --         (59,490)
                                                                -----------     -----------
      Total distributions to shareholders...................             --        (575,605)
                                                                -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      5,373,670       5,123,867
    Class B.................................................      3,256,558      11,830,716
    Class C.................................................      1,446,399       3,499,206
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --         199,555
    Class B.................................................             --         238,459
    Class C.................................................             --          22,795
                                                                -----------     -----------
                                                                 10,076,627      20,914,598
  Cost of shares redeemed:
    Class A.................................................     (2,571,573)     (2,850,802)
    Class B.................................................     (3,017,484)     (4,429,426)
    Class C.................................................       (963,963)     (1,556,377)
                                                                -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................      3,523,607      12,077,993
                                                                -----------     -----------
      Net increase (decrease) in net assets.................     (6,747,645)      7,700,730
NET ASSETS:
Beginning of period.........................................     57,752,691      50,051,961
                                                                -----------     -----------
End of period...............................................    $51,005,046     $57,752,691
                                                                ===========     ===========
Accumulated net investment loss at end of period............    $  (120,949)    $        --
                                                                ===========     ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                                      -------------------------------------------------------------
                                                      Six months                                         June 1*
                                                        ended           Year ended December 31,          through
                                                       June 30,    ---------------------------------   December 31,
                                                        2002+       2001         2000         1999         1998
                                                      ----------   -------      -------      -------   ------------
Net asset value at beginning of period..............   $ 11.67     $ 12.56      $ 11.62      $ 10.30     $ 10.00
                                                       -------     -------      -------      -------     -------
Net investment income (loss) (a)....................      0.00(b)     0.01         0.00(b)     (0.03)      (0.07)
Net realized and unrealized gain (loss) on
  investments.......................................     (1.93)      (0.78)        1.70         1.90        0.37
                                                       -------     -------      -------      -------     -------
Total from investment operations....................     (1.93)      (0.77)        1.70         1.87        0.30
                                                       -------     -------      -------      -------     -------
Less distributions:
  From net realized gain on investments.............        --       (0.12)       (0.76)       (0.37)         --
  In excess of net realized gain on investments.....        --          --           --        (0.18)         --
                                                       -------     -------      -------      -------     -------
Total distributions to shareholders.................        --       (0.12)       (0.76)       (0.55)         --
                                                       -------     -------      -------      -------     -------
Net asset value at end of period....................   $  9.74     $ 11.67      $ 12.56      $ 11.62     $ 10.30
                                                       =======     =======      =======      =======     =======
Total investment return (c).........................    (16.54%)     (6.14%)      14.89%       18.35%       3.00%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss)....................      0.01%++     0.05%        0.06%       (0.33%)     (1.48%)++
    Net expenses....................................      1.70%++     1.74%        1.80%        1.80%       3.15%++
    Expenses (before reimbursement).................      1.74%++     1.74%        1.89%        2.14%       3.15%++
Portfolio turnover rate.............................        23%         44%          60%          63%         53%
Net assets at end of period (in 000's)..............   $21,834     $23,360      $22,619      $13,987     $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               Class B                                                         Class C
    -------------------------------------------------------------   --------------------------------------------------------------
    Six months                                         June 1*      Six months                                       September 1**
      ended           Year ended December 31,          through        ended           Year ended December 31,           through
     June 30,    ---------------------------------   December 31,    June 30,    ---------------------------------   December 31,
      2002+       2001         2000         1999         1998         2002+       2001         2000         1999         1998
    ----------   -------      -------      -------   ------------   ----------   -------      -------      -------   -------------
    $ 11.34      $ 12.30      $ 11.48      $ 10.25     $ 10.00      $ 11.34      $ 12.30      $ 11.48      $ 10.25      $  8.30
     -------     -------      -------      -------     -------       -------     -------      -------      -------      -------
      (0.04)       (0.08)       (0.08)       (0.09)      (0.10)       (0.04)       (0.08)       (0.08)       (0.09)       (0.06)
      (1.88)       (0.76)        1.66         1.87        0.35        (1.88)       (0.76)        1.66         1.87         2.01
     -------     -------      -------      -------     -------       -------     -------      -------      -------      -------
      (1.92)       (0.84)        1.58         1.78        0.25        (1.92)       (0.84)        1.58         1.78         1.95
     -------     -------      -------      -------     -------       -------     -------      -------      -------      -------
          --       (0.12)       (0.76)       (0.37)         --            --       (0.12)       (0.76)       (0.37)          --
          --          --           --        (0.18)         --            --          --           --        (0.18)          --
     -------     -------      -------      -------     -------       -------     -------      -------      -------      -------
          --       (0.12)       (0.76)       (0.55)         --            --       (0.12)       (0.76)       (0.55)          --
     -------     -------      -------      -------     -------       -------     -------      -------      -------      -------
    $   9.42     $ 11.34      $ 12.30      $ 11.48     $ 10.25      $   9.42     $ 11.34      $ 12.30      $ 11.48      $ 10.25
     =======     =======      =======      =======     =======       =======     =======      =======      =======      =======
      (16.93%)     (6.84%)      14.03%       17.56%       2.50%       (16.93%)     (6.84%)      14.03%       17.56%       23.49%
       (0.74%)++   (0.70%)      (0.69%)      (1.08%)     (2.23%)++     (0.74%)++   (0.70%)      (0.69%)      (1.08%)      (2.23%)++
        2.45%++     2.49%        2.55%        2.55%       3.90%++       2.45%++     2.49%        2.55%        2.55%        3.90%++
        2.49%++     2.49%        2.64%        2.89%       3.90%++       2.49%++     2.49%        2.64%        2.89%        3.90%++
          23%         44%          60%          63%         53%           23%         44%          60%          63%          53%
    $ 23,913     $28,562      $23,087      $10,176     $ 4,589      $  5,258     $ 5,831      $ 4,345      $ 1,146      $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices

Notes to Financial Statements unaudited


supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Research Value Fund



distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. Through March 11, 2002 the Manager had voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $240,187 and reimbursed the Fund $9,670.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $902 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $85, $30,313 and $1,607, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002, amounted to $108,929.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A with a net asset value of $9,874,461. This represents 45.2% of the net assets at period end for Class A.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $618 for the six months ended June 30, 2002.

MainStay Research Value Fund



The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $11,053 for the six months ended June 30, 2002.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $15,869 and $12,173, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                             YEAR ENDED
                                                JUNE 30, 2002*                           DECEMBER 31, 2001
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    478            299          133           427          1,011          296
Shares issued in reinvestment of
  distributions.....................     --             --           --            17             21            2
                                       ----          -----         ----          ----          -----         ----
                                        478            299          133           444          1,032          298
Shares redeemed.....................   (237)          (280)         (89)         (244)          (391)        (137)
                                       ----          -----         ----          ----          -----         ----
Net increase........................    241             19           44           200            641          161
                                       ====          =====         ====          ====          =====         ====

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP

Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSRV10-08/02
                                                                 22
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]
                                                                22

                                           Table of Contents

                                                              President's Letter                               3

                                                              $10,000 Invested in MainStay Select 20 Equity
                                                              Fund versus S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4

                                                              Portfolio Management Discussion and Analysis     6

                                                              Year-by-Year and Six-Month Performance           7

                                                              Returns and Lipper Rankings as of 6/30/02        9

                                                              Portfolio of Investments                        10

                                                              Financial Statements                            11

                                                              Notes to Financial Statements                   16

                                                              The MainStay(R) Funds                           22

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay
Select 20 Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Returns: 1 Year -22.61%, Since Inception -21.77%

[LINE GRAPH]

                                                   MAINSTAY SELECT 20
PERIOD END                                             EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                         ------------------           ----------------           ------------------
1/2/01                                                $  9,450                    $  10,000                    $  10,000
12/01                                                    8,080                        8,814                       10,155
6/02                                                     6,927                        7,652                       10,292

CLASS B SHARES Total Returns: 1 Year -22.79%, Since Inception -21.52%

[LINE GRAPH]

                                                   MAINSTAY SELECT 20
PERIOD END                                             EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                         ------------------           ----------------           ------------------
1/2/01                                                $ 10,000                     $ 10,000                     $ 10,000
12/01                                                    8,490                        8,814                       10,155
6/02                                                     6,960                        7,652                       10,292

CLASS C SHARES Total Returns: 1 Year -19.53%, Since Inception -19.34%

[LINE GRAPH]

                                                   MAINSTAY SELECT 20
PERIOD END                                             EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
----------                                         ------------------           ----------------           ------------------
1/2/01                                                  $ 10,000                     $ 10,000                     $ 10,000
12/01                                                      8,490                        8,814                       10,155
6/02                                                       7,250                        7,652                       10,292

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 4% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 5%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2002, the equity markets suffered from weak corporate earnings and severe setbacks in investor confidence. As corporate profits continued to deteriorate, hopes for a rebound in the second half of 2002 faded. Many market participants now believe that a recovery is more likely in 2003.

On the heels of the Enron debacle, WorldCom provided an opening round of bad news with a shocking $3.8 billion earnings restatement. Scandals in the executive offices of Tyco International, Global Crossing, Dynegy, and others have reverberated throughout the marketplace, and suppliers and competitors in related industries also suffered, mainly from guilt-by-association. Corporate bankruptcies have rapidly spread from dot.coms to more mainstream businesses. Ongoing investigations in these cases have left a cloud of cynicism and uncertainty over the market. Global events have also taken a toll on stock-market performance. The war on terrorism has begun to fuel deficit spending, and tensions in the Middle East have continued unabated.

Fortunately, a variety of positive economic indicators are helping to counterbalance market pessimism. Real gross domestic product grew at a healthy 5.0% in the first quarter of 2002. Inflation and interest rates have both remained low, even without Federal Reserve intervention in the first half of the year. Consumers have used lower interest rates to refinance high-cost mortgages and have used the proceeds to stimulate housing and auto sales. We believe that eventually, the stock market will begin to reflect these positive economic forces, but it may take time for equity prices to align with sustainable earnings potential.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Select 20 Equity Fund Class A shares returned -14.27% and Class B and Class C shares both returned -14.61%, excluding all sales charges. All share classes underperformed the -13.66% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -13.16% return of the S&P 500(R) Index(2) for the first six months of 2002.

STRONG AND WEAK PERFORMERS

MainStay Select 20 Equity Fund invests in the best stock ideas generated by a portfolio management team representing both growth and value disciplines. UnitedHealth Group was among the strongest positive contributors to the Fund's performance. The stock gained 29% over the six-month reporting period, as the company benefited from cost controls, favorable pricing, and improving enrollment trends. Sears, Roebuck was another positive contributor to the Fund's


-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[BAR CHART]

PERIOD END                         TOTAL RETURN%
----------                         -------------

12/01                                -14.50 Class A
6/02                                 -14.27 Class A
12/01                                -15.10 Class B and Class C
6/02                                 -14.61 Class B and Class C




Past performance is no guarantee of future results. See footnote 1 on page 9 for more information on performance.

performance. The retail giant continued to deliver on new management's turnaround strategy initiated in 2001. The company closed unprofitable stores, reduced its business lines, and took measures to contain costs. The company's credit card portfolio showed surprising strength in the face of a recession, and Sears, Roebuck stock rose 14% over the six-month reporting period.

Shares of Bed Bath & Beyond also showed strong results, rising 11% in the first half of 2002. The specialty retailer is successfully executing an expansion plan, and sales trends for existing stores have remained ahead of expectations. American Standard also contributed positively to the Fund's performance, as the multi-industry manufacturing company's share price rose 10% in the first six months of the year. American Standard benefited from new management's restructuring efforts, which have helped the company adjust its businesses to weaker environments around the globe. International Paper's share price rose 6% for the brief portion of the reporting period the stock was held in the Fund.

Unfortunately, not all of the Fund's holdings had positive results during the reporting period. Weakness at El Paso's refining operations, along with an implosion in the merchant energy trading industry, drove El Paso's stock price down 54% before we sold the Fund's position in early June. Since then, the stock price has continued to decline. Intel shares also had a negative impact on the Fund's performance, as general weakness in volume and pricing took a toll on the semiconductor industry. We purchased shares of Intel in mid-January, and their price declined 47% through the end of June.

Questions about Tyco International's accounting practices surfaced early in 2002, and the Fund's shares in the company declined 43% before we sold them in late January. Since then, numerous other problems have surfaced, and a further 64% drop in Tyco International's share price has underscored the prudence of liquidating the Fund's position. Omnicom Group was a disappointment for the Fund during the reporting period. We purchased the company's shares in late January but sold them in mid-June, when Omnicom's stock price was hurt by general weakness in advertising and by questions about the company's past acquisition-accounting practices. The position lost 38% for the portion of the reporting period it was held in the Fund. Citigroup shares declined 22% in the first half of 2002 on general weakness in the company's three main business lines--commercial banking, insurance, and brokerage operations. Investors also expressed concern over the company's exposure to Enron and WorldCom, and potential problems with Citigroup's Latin American operations.

SECTOR WEIGHTINGS

The Fund uses a bottom-up investment-selection process and concentrates on the 20 securities that we believe have the best performance outlook. This approach prevents us from making top-down sector calls. Nevertheless, at the end of June 2002, our stock-by-stock selection process resulted in the Fund being overweighted relative to the S&P 500 Index in basic materials, consumer cyclicals, and energy, and underweighted in consumer staples, financials, and technology.

LOOKING AHEAD

In the short term, we remain cautious and defensive. Recent accounting scandals may intensify the impact that weaker profit expectations will have on stock prices. We believe it's likely that economic growth will take hold at some point and corporate profits will eventually improve. In the meantime, we appear to have been correct in predicting that structural issues could prevent some sectors from responding to liquidity and that their respective recoveries might be more muted than anticipated.

As market valuations adjust to new realities, we will continue to use our disciplined investment approach to seek opportunities as they may arise among quality companies with attributes that may enhance their growth potential. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Richard A. Rosen
Mark T. Spellman
Edmund C. Spelman
Rudolph C. Carryl
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 6/30/02
Class A              -18.10%       -18.75%
Class B              -18.72%       -19.34%
Class C              -18.72%       -19.34%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 6/30/02
Class A              -22.61%       -21.77%
Class B              -22.79%       -21.52%
Class C              -19.53%       -19.34%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 6/30/02
Class A               349 out of       452 out of
                      830 funds        783 funds
Class B               425 out of       493 out of
                      830 funds        783 funds
Class C               425 out of       493 out of
                      830 funds        783 funds
Average Lipper
large-cap core fund   -19.06%          -18.19%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A        $7.33       $0.0000      $0.0000
    Class B        $7.25       $0.0000      $0.0000
    Class C        $7.25       $0.0000      $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/02.

MainStay Select 20 Equity Fund
Portfolio of Investments June 30, 2002 unaudited

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (94.7%)+

AUTOMOBILES (4.7%)
Harley-Davidson, Inc. ..........     25,100       $ 1,286,877
                                                  -----------
BUILDING PRODUCTS (5.9%)
American Standard Cos. Inc.
 (a)............................     21,500         1,614,650
                                                  -----------
COMPUTERS & PERIPHERALS (0.4%)
Gateway Inc. (a)................     27,300           121,212
                                                  -----------
DIVERSIFIED FINANCIALS (4.4%)
Citigroup Inc. .................     30,900         1,197,375
                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
Verizon Communications Inc. ....     32,500         1,304,875
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Baxter International Inc. ......     25,500         1,133,220
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES (4.8%)
UnitedHealth Group Inc. ........     14,300         1,309,165
                                                  -----------
HOUSEHOLD PRODUCTS (4.8%)
Kimberly-Clark Corp. ...........     21,100         1,308,200
                                                  -----------
INSURANCE (4.5%)
Hartford Financial Services
 Group, Inc. (The)..............     20,500         1,219,135
                                                  -----------
METALS & MINING (4.6%)
Alcoa Inc. .....................     37,700         1,249,755
                                                  -----------
MULTILINE RETAIL (10.8%)
Kohl's Corp. (a)................     21,600         1,513,728
Sears, Roebuck and Co. .........     26,600         1,444,380
                                                  -----------
                                                    2,958,108
                                                  -----------
OIL & GAS (10.7%)
ChevronTexaco Corp. ............     16,300         1,442,550
Phillips Petroleum Co. .........     25,000         1,472,000
                                                  -----------
                                                    2,914,550
                                                  -----------
PAPER & FOREST PRODUCTS (11.3%)
International Paper Co. ........     35,000         1,525,300
MeadWestvaco Corp. .............     47,000         1,577,320
                                                  -----------
                                                    3,102,620
                                                  -----------
PHARMACEUTICALS (4.5%)
Pfizer Inc. ....................     35,300         1,235,500
                                                  -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.6%)
Intel Corp. ....................     53,300           973,791
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
SOFTWARE (4.8%)
Microsoft Corp. (a).............     24,500       $ 1,325,940
                                                  -----------
SPECIALTY RETAIL (6.0%)
Bed Bath & Beyond Inc. (a)......     43,200         1,630,368
                                                  -----------
Total Common Stocks
 (Cost $26,619,036).............                   25,885,341
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (5.5%)

COMMERCIAL PAPER (4.5%)
UBS Finance Delaware LLC
 2.00%, due 7/1/02..............  $1,225,000        1,224,864
                                                  -----------
Total Commercial Paper
 (Cost $1,224,864)..............                    1,224,864
                                                  -----------
FEDERAL AGENCY (0.6%)
Federal Home Loan Bank
 (Discount Note)
 1.87%, due 7/1/02..............    175,000           174,982
                                                  -----------
Total Federal Agency
 (Cost $174,982)................                      174,982
                                                  -----------
                                    SHARES
                                  ----------
INVESTMENT COMPANY (0.4%)
Merrill Lynch Premier
 Institutional Fund.............    118,617           118,617
                                                  -----------
Total Investment Company
 (Cost $118,617)................                      118,617
                                                  -----------
Total Short-Term Investments
 (Cost $1,518,463)..............                    1,518,463
                                                  -----------
Total Investments
 (Cost $28,137,499) (b).........      100.2%       27,403,804(c)
Liabilities in Excess of
 Cash and Other Assets..........       (0.2)          (72,430)
                                  ----------      -----------
Net Assets......................      100.0%      $27,331,374
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $28,149,679.
(c)  At June 30, 2002, net unrealized depreciation was
     $745,875 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $1,994,111 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $2,739,986.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $28,137,499)..............................................       $27,403,804
Cash........................................................           285,722
Receivables:
  Investment securities sold................................         1,205,000
  Dividends.................................................            17,314
  Fund shares sold..........................................             8,756
Other assets................................................             8,888
                                                                   -----------
        Total assets........................................        28,929,484
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,518,672
  Transfer agent............................................            16,289
  Manager...................................................            11,170
  NYLIFE Distributors.......................................             8,884
  Fund shares redeemed......................................             4,179
  Custodian.................................................             2,590
  Trustees..................................................               146
Accrued expenses............................................            36,180
                                                                   -----------
        Total liabilities...................................         1,598,110
                                                                   -----------
Net assets..................................................       $27,331,374
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    29,021
  Class B...................................................             8,213
  Class C...................................................               164
Additional paid-in capital..................................        36,469,793
Accumulated net investment loss.............................           (55,996)
Accumulated net realized loss on investments................        (8,386,126)
Net unrealized depreciation on investments..................          (733,695)
                                                                   -----------
Net assets..................................................       $27,331,374
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,259,852
                                                                   ===========
Shares of beneficial interest outstanding...................         2,902,149
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.33
Maximum sales charge (5.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      7.76
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,952,337
                                                                   ===========
Shares of beneficial interest outstanding...................           821,340
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.25
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   119,185
                                                                   ===========
Shares of beneficial interest outstanding...................            16,445
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.25
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   178,209
  Interest..................................................        2,376
                                                              -----------
    Total income............................................      180,585
                                                              -----------
Expenses:
  Manager...................................................       99,869
  Transfer agent............................................       53,971
  Service--Class A..........................................       28,143
  Service--Class B..........................................        7,380
  Service--Class C..........................................          145
  Distribution--Class B.....................................       22,142
  Distribution--Class C.....................................          434
  Professional..............................................       11,227
  Recordkeeping.............................................        6,409
  Shareholder communication.................................        4,758
  Pricing service...........................................        3,564
  Registration..............................................        2,606
  Custodian.................................................        2,306
  Trustees..................................................          544
  Miscellaneous.............................................       13,835
                                                              -----------
    Total expenses before reimbursement.....................      257,333
Expense reimbursement by Manager and Subadvisor.............      (20,752)
                                                              -----------
    Net expenses............................................      236,581
                                                              -----------
Net investment loss.........................................      (55,996)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (4,572,399)
Net change in unrealized depreciation on investments........      127,714
                                                              -----------
Net realized and unrealized loss on investments.............   (4,444,685)
                                                              -----------
Net decrease in net assets resulting from operations........  $(4,500,681)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              Six months
                                                                 ended       Year ended
                                                               June 30,     December 31,
                                                                 2002*          2001
                                                              -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (55,996)  $   (37,682)
  Net realized loss on investments..........................   (4,572,399)   (3,813,727)
  Net change in unrealized depreciation on investments......      127,714      (861,409)
                                                              -----------   -----------
  Net decrease in net assets resulting from operations......   (4,500,681)   (4,712,818)
                                                              -----------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      884,470    29,129,003
    Class B.................................................    1,792,276     7,834,130
    Class C.................................................       48,320       112,499
  Cost of shares redeemed:
    Class A.................................................     (387,785)     (824,039)
    Class B.................................................     (533,115)   (1,500,384)
    Class C.................................................       (8,287)       (2,215)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    1,795,879    34,748,994
                                                              -----------   -----------
      Net increase (decrease) in net assets.................   (2,704,802)   30,036,176
NET ASSETS:
Beginning of period.........................................   30,036,176            --
                                                              -----------   -----------
End of period...............................................  $27,331,374   $30,036,176
                                                              ===========   ===========
Accumulated net investment loss at end of period............  $   (55,996)  $        --
                                                              ===========   ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                         Class A
                                                              -----------------------------
                                                                Six months
                                                                  ended         Year ended
                                                                 June 30,      December 31,
                                                                  2002+            2001
                                                              --------------   ------------
Net asset value at beginning of period......................     $  8.55         $ 10.00
                                                                 -------         -------
Net investment loss (a).....................................       (0.01)          (0.00)(b)
Net realized and unrealized loss on investments.............       (1.21)          (1.45)
                                                                 -------         -------
Total from investment operations............................       (1.22)          (1.45)
                                                                 -------         -------
Net asset value at end of period............................     $  7.33         $  8.55
                                                                 =======         =======
Total investment return (c).................................      (14.27%)        (14.50%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss.....................................       (0.23%)++       (0.02%)
    Net expenses............................................        1.50%++         1.50%
    Expenses (before reimbursement).........................        1.65%++         1.78%
Portfolio turnover rate.....................................          42%             77%
Net assets at end of period (in 000's)......................     $21,260         $24,292

-------

 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

             Class B                     Class C
    -------------------------   -------------------------
    Six months                  Six months
      ended       Year ended      ended       Year ended
     June 30,    December 31,    June 30,    December 31,
      2002+          2001         2002+          2001
    ----------   ------------   ----------   ------------
     $  8.49        $10.00       $  8.49        $10.00
     -------        ------       -------        ------
       (0.04)        (0.06)        (0.04)        (0.06)
       (1.20)        (1.45)        (1.20)        (1.45)
     -------        ------       -------        ------
       (1.24)        (1.51)        (1.24)        (1.51)
     -------        ------       -------        ------
     $  7.25        $ 8.49       $  7.25        $ 8.49
     =======        ======       =======        ======
      (14.61%)      (15.10%)      (14.61%)      (15.10%)
       (0.98%)++     (0.77%)       (0.98%)++     (0.77%)
        2.25%++       2.25%         2.25%++       2.25%
        2.40%++       2.53%         2.40%++       2.53%
          42%           77%           42%           77%
     $ 5,952        $5,646       $   119        $   98

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Select 20 Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Select 20 Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLife Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. MainStay Select 20 Equity Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences. In addition, there are risks associated with investing in a relatively smaller number of securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited


SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Select 20 Equity Fund



SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $99,869 and reimbursed the Fund $20,752.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sale charges retained on sales of Class A shares was $732 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class B shares of $260 and $11,028, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $53,971.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A with a net asset value of $18,325,070 which represents 86.2% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $311 for the six months ended June 30, 2002.

MainStay Select 20 Equity Fund


The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,409 for the six months ended June 30, 2002.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $132,399 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $3,669,148 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $12,595 and $12,012, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2002*               DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................     116      229        6       2,936      841       12
Shares redeemed.............................     (54)     (72)      (1)        (96)    (176)      --
                                               -----     ----       --       -----     ----       --
Net increase................................      62      157        5       2,840      665       12
                                               =====     ====       ==       =====     ====       ==

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSSE10- 08/02

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Select 20 Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000 Index, Russell 2000
                                                              Growth Index, and Inflation--Class A, Class
                                                              B, and Class C Shares                            3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000(R) Index,
Russell 2000(R) Growth Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -26.80%, Since Inception 3.68%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                  $    9,450             $     10,000            $     10,000           $      10,000
12/98                                        9,932                    9,307                   9,699                  10,117
12/99                                       20,620                   11,286                  13,878                  10,387
12/00                                       16,447                   10,944                  10,765                  10,738
12/01                                       13,361                   11,216                   9,771                  10,904
6/02                                        11,593                   10,689                   8,076                  11,052

CLASS B SHARES Total Returns: 1 Year -26.90%, Since Inception 3.89%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                  $   10,000             $     10,000            $     10,000           $      10,000
12/98                                       10,460                    9,307                   9,699                  10,117
12/99                                       21,550                   11,286                  13,878                  10,387
12/00                                       17,044                   10,944                  10,765                  10,738
12/01                                       13,747                   11,216                   9,771                  10,904
6/02                                        11,685                   10,689                   8,076                  11,052

CLASS C SHARES Total Returns: 1 Year -23.83%, Since Inception 4.32%

                                        MAINSTAY SMALL CAP                            RUSSELL 2000 GROWTH
                                           GROWTH FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                        ------------------    ---------------------   -------------------     ------------------
6/1/98                                  $   10,000              $    10,000            $     10,000           $      10,000
12/98                                       10,460                    9,307                   9,699                  10,117
12/99                                       21,550                   11,286                  13,878                  10,387
12/00                                       17,044                   10,944                  10,765                  10,738
12/01                                       13,747                   11,216                   9,771                  10,904
6/02                                        11,885                   10,689                   8,076                  11,052


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 2002 saw its share of ups and downs. Any optimism the stock market may have had at the end of the first quarter of 2002 was definitely lost in the second quarter. Despite continued indications of a gradual recovery in the U.S. economy, much of the good news appeared to be concentrated in manufacturing, residential housing, and consumer services. Investors continued to wait for evidence that corporations would resume capital spending, but their hopes were never realized.

Bankruptcies, corporate accounting scandals, and earnings shortfalls continued to undermine investor confidence throughout the first half of 2002. From the third week of May through the end of June 2002, most domestic stock indexes and averages declined substantially. The relative value of U.S. currency declined, and there was talk of foreign investors pulling assets out of U.S. equity markets. All told, the first half of 2002 ended on a pessimistic note.

Throughout the first half of the year, small-company stocks outperformed large- and mid-cap issues, while value stocks significantly outperformed growth stocks at all capitalization levels.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Small Cap Growth Fund Class A shares returned -13.24% and Class B and Class C shares both returned -13.55%, excluding all sales charges. All share classes outperformed the -16.21% return for the average Lipper(1) small-cap growth fund over the same period. All share classes also outperformed the -17.35% return of the Russell 2000(R) Growth Index(2) for the first six months of 2002. All share classes underperformed the -4.70% return of the Russell 2000(R) Index(3) over the same period, largely because value stocks, which account for half of this broad market Index, outperformed growth stocks by a substantial margin.

SECTOR RESULTS

Security selection among consumer cyclicals, consumer staples, and technology stocks contributed positively to the Fund's performance during the reporting period. These strengths were only slightly offset by weaker stock selection in the financial and capital-goods sectors. Our decision to overweight consumer cyclicals and consumer staples and underweight health care stocks also helped the Fund's performance. This positive impact was partially offset by the Fund's underweighted position in basic materials and energy stocks.



-------
(1) See footnote and table on page 9 for more information about Lipper Inc.


(2) See footnote on page 4 for more information about the Russell 2000 Growth Index.


(3) See footnote on page 4 for more information about the Russell 2000 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             5.10
12/99                                                                           107.61
12/00                                                                           -20.24
12/01                                                                           -18.76
6/02                                                                            -13.24

CLASS B AND CLASS C SHARES

                                                                       CLASS B AND CLASS C SHARES
                                                                       --------------------------
12/98                                                                             4.60
12/99                                                                           106.02
12/00                                                                           -20.91
12/01                                                                           -19.34
6/02                                                                            -13.55

As the first half of the year progressed, the Fund continued to reduce its expo-sure in the technology sector on a stock-by-stock basis. The proceeds were used to increase weightings in the consumer, capital-goods, and transportation sec-tors. The majority of the additions to the Fund's portfolio were in consumer staples and consumer cyclicals.

STRONG AND WEAK PERFORMERS

Corinthian Colleges, a private for-profit postsecondary education company, was a top performer for the Fund. During the six-month reporting period, the com-pany's stock rose by more than 60%. Coach, a leather-goods manufacturer, and Williams-Sonoma, a specialty retailer, also had impressive gains. Other strong performers included M.D.C. Holdings, the owner and manager of subsidiaries that build and sell Richmond American Homes; and A.C. Moore Arts & Crafts, a specialty retailer that offers a large selection of arts, crafts, and floral merchandise.

Among the major detractors from the Fund's performance were Aeroflex, a communication application specialist; Applied Films, a thin-film technology developer; and Microtune, a provider of radio-frequency tuners and transceivers. Each of these stocks experienced significant losses over the reporting period. Other weak performers included Tweeter Home Entertainment Group, an audio and video retailer; and Merix, a manufacturer of technologically advanced printed circuit boards.

PURCHASES, SALES, AND WEIGHTINGS

During the six-month reporting period, the Fund added several new positions, including Kroll, a security and risk management company; Movie Gallery, the nation's third-largest video-store operator; Christopher & Banks, an apparel retailer; American Italian Pasta, the largest maker of dry pasta in North America; Sonic Corp., a drive-in restaurant chain; and UCBH Holdings, the parent of United Commercial Bank, which serves California's Chinese-American community. All of these holdings contributed positively to performance for the period they were held in the Fund.

During the first six months of 2002, the Fund eliminated several holdings, including technology-related companies Advent Software, FEI, Photronics, and Plexus, as well as biotechnology names InterMune and Myriad Genetics. All of these sales were prudent, since after each sale, share prices continued to decline.

As of the Russell Index reconstitution on June 30, 2002, the Fund was over-weighted in capital goods, which includes defense and security company issues, and heavily overweighted in consumer staples and consumer cyclicals versus the Russell 2000 Growth Index. The Fund was underweighted in technology, finan-cials, health care, and energy.

LOOKING AHEAD

Following the deep sell-off in U.S. stock markets, the mood has remained cautious. Although recent economic news has been almost uniformly positive, investor attention appears to be focused elsewhere. As of June 30, 2002, the market appears to favor stocks of companies that are posting good current results. Cyclical issues of all types are underperforming--as are nonconsumer growth areas, such as health care.

Although the Fund is underweighted in nonconsumer and technology stocks, we look forward to adding well-placed, high-quality stocks in these sectors when we believe such moves are warranted by fundamentals and changing market sentiment.

Whatever the market or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A              -22.54%                       5.13%
    Class B              -23.06%                       4.32%
    Class C              -23.06%                       4.32%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A              -26.80%                       3.68%
    Class B              -26.90%                       3.89%
    Class C              -23.83%                       4.32%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/02
    Class A         204 out of 419 funds          62 out of 251 funds
    Class B         219 out of 419 funds          75 out of 251 funds
    Class C         219 out of 419 funds         131 out of 263 funds
    Average Lipper
    small-cap
    growth fund                  -22.14%                        1.68%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/02

             NAV 6/30/02    INCOME    CAPITAL GAINS
    Class A     $12.06      $0.0000      $0.0000
    Class B     $11.68      $0.0000      $0.0000
    Class C     $11.68      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

MainStay Small Cap Growth Fund


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (96.3%)+

AEROSPACE & DEFENSE (3.2%)
Armor Holdings, Inc. (a).......    116,600       $  2,973,300
DRS Technologies, Inc. (a).....     53,300          2,278,575
Herley Industries, Inc. (a)....     56,900          1,206,849
Integrated Defense
 Technologies, Inc. (a)........     30,100            885,843
                                                 ------------
                                                    7,344,567
                                                 ------------
AIR FREIGHT & LOGISTICS (0.7%)
J.B. Hunt Transport Services,
 Inc. (a)......................     57,400          1,694,448
                                                 ------------

AUTO COMPONENTS (0.2%)
Keystone Automotive Industries,
 Inc. (a)......................     28,400            546,672
                                                 ------------

BANKS (2.8%)
East West Bancorp, Inc. .......     47,600          1,643,152
UCBH Holdings, Inc. ...........     69,800          2,653,098
Wintrust Financial Corp. ......     63,500          2,195,195
                                                 ------------
                                                    6,491,445
                                                 ------------
BIOTECHNOLOGY (2.6%)
Affymetrix, Inc. (a)...........     53,900          1,293,061
Charles River Laboratories
 International, Inc. (a).......     67,044          2,349,892
Neurocrine Biosciences, Inc.
 (a)...........................     42,400          1,214,760
Techne Corp. (a)...............     41,980          1,184,676
                                                 ------------
                                                    6,042,389
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (5.9%)
BISYS Group, Inc. (The) (a)....     77,654          2,585,878
Corinthian Colleges, Inc.
 (a)...........................    134,006          4,541,463
Corporate Executive Board Co.
 (The) (a).....................     46,987          1,609,305
Kroll Inc. (a).................    139,600          2,928,808
Waste Connections, Inc. (a)....     61,700          1,927,508
                                                 ------------
                                                   13,592,962
                                                 ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Avocent Corp. (a)..............     80,373          1,279,538
                                                 ------------

COMPUTERS & PERIPHERALS (0.2%)
Synaptics Inc. (a).............     77,400            583,596
                                                 ------------

DIVERSIFIED FINANCIALS (3.9%)
Affiliated Managers Group, Inc.
 (a)...........................     67,781          4,168,531
BlackRock, Inc. Class A (a)....     43,687          1,935,334
Doral Financial Corp. .........     36,353          1,213,827
Raymond James Financial,
 Inc. .........................     57,300          1,650,240
                                                 ------------
                                                    8,967,932
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
ELECTRICAL EQUIPMENT (0.5%)
Advanced Energy Industries,
 Inc. (a)......................     48,700          1,080,166
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.6%)
Amphenol Corp. Class A (a).....     68,266       $  2,457,576
FLIR Systems, Inc. (a).........     45,400          1,905,438
Merix Corp. (a)................     59,158            507,575
Mettler-Toledo International
 Inc. (a)......................     49,663          1,831,075
Photon Dynamics, Inc. (a)......     61,300          1,839,000
Planar Systems Inc. (a)........    107,500          2,069,375
                                                 ------------
                                                   10,610,039
                                                 ------------
ENERGY EQUIPMENT & SERVICES (1.0%)
Patterson-UTI Energy, Inc.
 (a)...........................     83,200          2,348,736
                                                 ------------

FOOD & DRUG RETAILING (1.3%)
Performance Food Group Co.
 (a)...........................     87,302          2,956,046
                                                 ------------

FOOD PRODUCTS (2.2%)
American Italian Pasta Co.
 (a)...........................     57,800          2,947,222
Interstate Bakeries Corp. .....     73,900          2,134,232
                                                 ------------
                                                    5,081,454
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
CTI Molecular Imaging, Inc.
 (a)...........................     60,000          1,376,400
Ocular Sciences, Inc. (a)......     89,300          2,366,450
Orthofix International N.V.
 (a)...........................     57,732          2,029,280
                                                 ------------
                                                    5,772,130
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (11.5%)
AdvancePCS (a).................     97,968          2,345,354
Coventry Health Care, Inc.
 (a)...........................    154,000          4,389,000
D & K Healthcare Resources,
 Inc. .........................     99,476          3,507,524
DIANON Systems, Inc. (a).......     65,421          3,494,790
Henry Schein, Inc. (a).........     57,800          2,572,100
Mid Atlantic Medical Services,
 Inc. (a)......................     65,200          2,044,020
Odyssey Healthcare, Inc. (a)...     49,700          1,789,150
Patterson Dental Co. (a).......     57,721          2,905,098
Province Healthcare Co. (a)....    159,696          3,570,802
                                                 ------------
                                                   26,617,838
                                                 ------------
HOTELS, RESTAURANTS & LEISURE (9.8%)
Cheesecake Factory Inc. (The)
 (a)...........................     39,189          1,390,426
Landry's Restaurants, Inc. ....    102,700          2,619,877
P.F. Chang's China Bistro, Inc.
 (a)...........................     68,284          2,145,483
Panera Bread Co. Class A (a)...     96,800          3,363,800
Penn National Gaming, Inc.
 (a)...........................    111,400          2,021,910
RARE Hospitality International,
 Inc. (a)......................    108,800          2,928,896
Ruby Tuesday, Inc. ............    119,400          2,316,360
Scientific Games Corp. (a).....    145,900          1,158,446
Smith & Wollensky Restaurant
 Group, Inc. (The) (a).........    301,256          1,705,109
Sonic Corp. (a)................      9,700          3,046,770
                                                 ------------
                                                   22,697,077
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD DURABLES (6.6%)
Beazer Homes USA, Inc. (a).....     29,100       $  2,328,000
Ethan Allen Interiors Inc. ....     67,700          2,387,102
Harman International
 Industries, Inc. .............     77,100          3,797,175
M.D.C. Holdings, Inc. .........     55,390          2,880,280
Meritage Corp. (a).............     41,800          1,889,360
Ryland Group, Inc. (The).......     43,000          2,139,250
                                                 ------------
                                                   15,421,167
                                                 ------------
INDUSTRIAL CONGLOMERATES (0.2%)
ESCO Technologies Inc. (a).....     15,900            556,500
                                                 ------------

INSURANCE (2.0%)
RenaissanceRe Holdings Ltd. ...     61,491          2,250,571
Scottish Annuity & Life
 Holdings, Ltd. ...............    123,000          2,346,840
                                                 ------------
                                                    4,597,411
                                                 ------------
INTERNET & CATALOG RETAIL (0.8%)
Insight Enterprises, Inc.
 (a)...........................     74,800          1,884,212
                                                 ------------

INTERNET SOFTWARE & SERVICES (1.0%)
Retek Inc. (a).................     98,000          2,381,400
                                                 ------------

IT CONSULTING & SERVICES (1.4%)
Manhattan Associates, Inc.
 (a)...........................     96,185          3,093,310
SRA International, Inc. Class A
 (a)...........................      9,600            259,008
                                                 ------------
                                                    3,352,318
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Racing Champions Ertl Corp.
 (a)...........................     71,300          1,316,911
                                                 ------------

MACHINERY (2.1%)
Flowserve Corp. (a)............     84,700          2,524,060
Manitowoc Co. Inc. (The).......     67,400          2,389,330
                                                 ------------
                                                    4,913,390
                                                 ------------
MEDIA (1.8%)
Movie Gallery, Inc. (a)........    130,600          2,758,272
Radio One, Inc. (a)............     86,964          1,293,155
                                                 ------------
                                                    4,051,427
                                                 ------------
OFFICE ELECTRONICS (1.2%)
Global Imaging Systems, Inc.
 (a)...........................    146,000          2,772,540
                                                 ------------

ROAD & RAIL (1.0%)
Knight Transportation, Inc.
 (a)...........................     94,900          2,200,731
                                                 ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.0%)
ASM International N.V. (a).....     73,900          1,275,514
Cymer, Inc. (a)................     70,000          2,452,800
Helix Technologies Corp. ......    104,600          2,154,760

                                   SHARES           VALUE
                                 ----------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
Integrated Silicon Solution,
 Inc. (a)......................    175,918       $  1,569,189
Rudolph Technologies, Inc.
 (a)...........................     53,554          1,335,101
Zoran Corp. (a)................    119,284          2,732,796
                                                 ------------
                                                   11,520,160
                                                 ------------
SOFTWARE (3.7%)
Anteon International Corp.
 (a)...........................     59,600          1,506,688
JDA Software Group, Inc. (a)...     96,900          2,738,394
ManTech International Corp.
 Class A (a)...................     83,300          1,998,367
ProQuest Co. (a)...............     65,700          2,329,065
                                                 ------------
                                                    8,572,514
                                                 ------------
SPECIALTY RETAIL (13.5%)
A.C. Moore Arts & Crafts, Inc.
 (a)...........................     59,000          2,773,000
Abercrombie & Fitch Co. Class A
 (a)...........................     66,993          1,615,871
Advanced Auto Parts, Inc.
 (a)...........................     67,300          3,668,523
Aeropostale, Inc. (a)..........     19,000            520,030
AnnTaylor Stores Corp. (a).....     78,300          1,988,037
Christopher & Banks Corp.
 (a)...........................     56,000          2,368,800
Electronics Boutique Holdings
 Corp. (a).....................     41,415          1,213,460
Linens 'n Things, Inc. (a).....     59,408          1,949,176
Lithia Motors, Inc. Class A
 (a)...........................     76,600          2,006,154
Michaels Stores, Inc. (a)......     67,672          2,639,208
Pier 1 Imports, Inc. ..........    143,900          2,985,925
Too Inc. (a)...................     40,500          1,247,400
Tweeter Home Entertainment
 Group, Inc. (a)...............    132,355          2,162,681
Ultimate Electronics, Inc.
 (a)...........................     73,900          1,914,749
Williams-Sonoma, Inc. (a)......     72,114          2,211,015
                                                 ------------
                                                   31,264,029
                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (2.0%)
Coach, Inc. (a)................     45,689          2,508,326
Whitehall Jewellers, Inc.
 (a)...........................    106,500          2,205,615
                                                 ------------
                                                    4,713,941
                                                 ------------
Total Common Stocks
 (Cost $206,932,158)...........                   223,225,686
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENTS (7.5%)

COMMERCIAL PAPER (3.3%)
General Electric Capital Corp.
 1.70%, due 7/1/02.............  $3,195,000         3,194,698
UBS Finance Delaware LLC
 2.00%, due 7/1/02.............  4,505,000          4,504,499
                                                 ------------
Total Commercial Paper
 (Cost $7,699,197).............                     7,699,197
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund



                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

FEDERAL AGENCY (1.7%)
Federal Home Loan Banks
 1.87%, due 7/1/02.............  $4,005,000      $  4,004,584
                                                 ------------
Total Federal Agency
 (Cost $4,004,584).............                     4,004,584
                                                 ------------
                                   SHARES
                                 ----------
INVESTMENT COMPANY (2.5%)
Merrill Lynch Premier
 Institutional Fund............  5,680,210          5,680,210
                                                 ------------
Total Investment Company
 (Cost $5,680,210).............                     5,680,210
                                                 ------------
Total Short-Term Investments
 (Cost $17,383,991)............                    17,383,991
                                                 ------------
Total Investments
 (Cost $224,316,149) (b).......      103.8%       240,609,677(c)
Liabilities in Excess of
 Cash and Other Assets.........       (3.8)       (8,742,725)
                                 ----------      ------------
Net Assets.....................      100.0%      $231,866,952
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $225,024,014.
(c) At June 30, 2002 net unrealized appreciation was $15,585,663, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $28,231,770 and aggregate gross unrealized depreciation for all investments on which there was excess of cost over market value of $12,646,107.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $224,316,149).............................................       $ 240,609,677
Cash........................................................               1,962
Receivables:
  Investment securities sold................................           7,801,109
  Fund shares sold..........................................             513,472
  Dividends.................................................              14,379
Other assets................................................              21,634
                                                                   -------------
        Total assets........................................         248,962,233
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          13,675,145
  Fund shares redeemed......................................           2,751,571
  Transfer agent............................................             236,722
  Manager...................................................             187,775
  NYLIFE Distributors.......................................             150,718
  Custodian.................................................               7,309
  Trustees..................................................               1,300
Accrued expenses............................................              84,741
                                                                   -------------
        Total liabilities...................................          17,095,281
                                                                   -------------
Net assets..................................................       $ 231,866,952
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      46,165
  Class B...................................................             145,247
  Class C...................................................               5,644
Additional paid-in capital..................................         399,751,523
Accumulated net investment loss.............................          (2,932,539)
Accumulated net realized loss on investments................        (181,442,616)
Net unrealized appreciation on investments..................          16,293,528
                                                                   -------------
Net assets..................................................       $ 231,866,952
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  55,665,843
                                                                   =============
Shares of beneficial interest outstanding...................           4,616,478
                                                                   =============
Net asset value per share outstanding.......................       $       12.06
Maximum sales charge (5.50% of offering price)..............                0.70
                                                                   -------------
Maximum offering price per share outstanding................       $       12.76
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 169,610,310
                                                                   =============
Shares of beneficial interest outstanding...................          14,524,733
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.68
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   6,590,799
                                                                   =============
Shares of beneficial interest outstanding...................             564,416
                                                                   =============
Net asset value and offering price per share outstanding....       $       11.68
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    189,096
  Interest..................................................        63,290
                                                              ------------
    Total income............................................       252,386
                                                              ------------
Expenses:
  Manager...................................................     1,264,062
  Transfer agent............................................       744,871
  Distribution--Class B.....................................       697,069
  Distribution--Class C.....................................        24,305
  Service--Class A..........................................        75,557
  Service--Class B..........................................       232,356
  Service--Class C..........................................         8,102
  Shareholder communication.................................        43,969
  Recordkeeping.............................................        25,714
  Professional..............................................        21,964
  Custodian.................................................        17,497
  Trustees..................................................         4,881
  Registration..............................................         2,606
  Miscellaneous.............................................        21,972
                                                              ------------
    Total expenses..........................................     3,184,925
                                                              ------------
Net investment loss.........................................    (2,932,539)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (19,657,928)
Net change in unrealized appreciation on investments........   (14,337,353)
                                                              ------------
Net realized and unrealized loss on investments.............   (33,995,281)
                                                              ------------
Net decrease in net assets resulting from operations........  $(36,927,820)
                                                              ============

-------

(a)   Dividends recorded net of foreign withholding taxes of $1,091.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (2,932,539)   $  (6,078,474)
  Net realized loss on investments..........................    (19,657,928)     (88,516,981)
  Net change in unrealized appreciation on investments......    (14,337,353)      22,194,933
                                                              -------------    -------------
  Net decrease in net assets resulting from operations......    (36,927,820)     (72,400,522)
                                                              -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     50,202,876       69,345,748
    Class B.................................................     18,344,349       51,801,052
    Class C.................................................      2,047,322        1,334,747
                                                              -------------    -------------
                                                                 70,594,547      122,481,547
  Cost of shares redeemed:
    Class A.................................................    (46,749,905)     (88,087,806)
    Class B.................................................    (18,628,370)     (64,886,457)
    Class C.................................................     (1,106,263)      (2,679,045)
                                                              -------------    -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      4,110,009      (33,171,761)
                                                              -------------    -------------
      Net decrease in net assets............................    (32,817,811)    (105,572,283)
NET ASSETS:
Beginning of period.........................................  $ 264,684,763    $ 370,257,046
                                                              -------------    -------------
End of period...............................................  $ 231,866,952    $ 264,684,763
                                                              =============    =============
Accumulated net investment loss at end of period............  $  (2,932,539)   $          --
                                                              =============    =============

-------

*   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                                  -------------------------------------------------------
                                                                  Six months           Year ended              June 1*
                                                                    ended             December 31,             through
                                                                   June 30,    ---------------------------   December 31,
                                                                    2002+       2001      2000      1999         1998
                                                                  ----------   -------   -------   -------   ------------
Net asset value at beginning of period......................       $ 13.90     $ 17.11   $ 21.82   $ 10.51     $ 10.00
                                                                   -------     -------   -------   -------     -------
Net investment loss (a).....................................         (0.11)      (0.22)    (0.26)    (0.20)      (0.10)
Net realized and unrealized gain (loss) on investments......         (1.73)      (2.99)    (4.17)    11.51        0.61
                                                                   -------     -------   -------   -------     -------
Total from investment operations............................         (1.84)      (3.21)    (4.43)    11.31        0.51
                                                                   -------     -------   -------   -------     -------
Less distributions:
From net realized gain on investments.......................            --          --     (0.28)       --          --
                                                                   -------     -------   -------   -------     -------
Net asset value at end of period............................       $ 12.06     $ 13.90   $ 17.11   $ 21.82     $ 10.51
                                                                   =======     =======   =======   =======     =======
Total investment return (b).................................        (13.24%)    (18.76%)  (20.24%)  107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................         (1.75%)++   (1.56%)   (1.20%)   (1.48%)     (2.12%)++
   Expenses.................................................         (1.95%)++    1.90%     1.70%     1.91%       2.63% ++
Portfolio turnover rate.....................................            77%        111%      122%       86%         32%
Net assets at end of period (in 000's)......................       $55,666     $61,197   $99,415   $64,470     $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                       Class C
    ----------------------------------------------------------   -----------------------------------------------------------
    Six months             Year ended               June 1*      Six months             Year ended          September 1**
      ended               December 31,              through        ended               December 31,            through
     June 30,    ------------------------------   December 31,    June 30,       ------------------------    December 31,
      2002+        2001       2000       1999         1998         2002+          2001      2000      1999         1998
    ----------   --------   --------   --------   ------------   ----------      ------    ------    ------   --------------
     $  13.51    $  16.75   $  21.55   $  10.46     $ 10.00       $  13.51       $16.75    $21.55    $10.46       $ 8.43
     --------    --------   --------   --------     -------       --------       ------    ------    ------       ------
       (0.16)       (0.32)     (0.42)     (0.29)      (0.12)        (0.16)        (0.32)   (0.42)     (0.29)       (0.09)
       (1.67)       (2.92)     (4.10)     11.38        0.58         (1.67)        (2.92)   (4.10)     11.38         2.12
     --------    --------   --------   --------     -------       --------       ------    ------    ------       ------
       (1.83)       (3.24)     (4.52)     11.09        0.46         (1.83)        (3.24)   (4.52)     11.09         2.03
     --------    --------   --------   --------     -------       --------       ------    ------    ------       ------
           --          --      (0.28)        --          --             --           --    (0.28)        --           --
     --------    --------   --------   --------     -------       --------       ------    ------    ------       ------
     $  11.68    $  13.51   $  16.75   $  21.55     $ 10.46       $  11.68       $13.51    $16.75    $21.55       $10.46
     ========    ========   ========   ========     =======       ========       ======    ======    ======       ======
       (13.55%)    (19.34%)   (20.91%)   106.02%       4.60%        (13.55%)     (19.34%)  (20.91%)  106.02%       24.08%
        (2.50%)++   (2.31%)    (1.95%)    (2.23%)     (2.87%)++      (2.50%)++    (2.31%)   (1.95%)   (2.23%)      (2.87%)++
        (2.70%)++    2.65%      2.45%      2.66%       3.38%++       (2.70%)++     2.65%     2.45%     2.66%        3.38% ++
           77%        111%       122%        86%         32%            77%         111%      122%       86%          32%
     $169,610    $196,859   $260,999   $130,487     $20,748       $  6,591       $6,628    $9,843    $2,032       $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on invest-ments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements unaudited


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-porary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Small Cap Growth Fund



EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribu-tion plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a regis-tered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facil-ities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2002, the Manager earned $1,264,062.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,520 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,957, $167,083 and $701, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $744,871.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,729 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $25,714 for the six months ended June 30, 2002.

MainStay Small Cap Growth Fund



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $157,864,211 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect to treat for federal income tax purposes $3,212,612 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                           AMOUNT
                     -----------------                        ------------
      2008..................................................  $ 44,310,080
      2009..................................................   113,554,131
                                                              ------------
                                                              $157,864,211
                                                              ============

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $188,257 and $190,210, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the aver-age commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2002*               DECEMBER 31, 2001
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    3,800     1,410     160       4,957     3,775      96
Shares redeemed.............................   (3,585)   (1,452)    (86)     (6,367)   (4,793)   (194)
                                              -------   -------     ---     -------   -------    ----
Net increase (decrease).....................      215       (42)     74      (1,410)   (1,018)    (98)
                                              =======   =======     ===     =======   =======    ====

-------

*   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]


MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSSG10- 08/02
                                                                24

[RECYCLE.LOGO]

                                                        [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund


    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2002

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings as of 6/30/02       10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay Small
Cap Value Fund versus Russell 2000(R)
Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -3.25%, Since Inception 7.84%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
PERIOD-END                                             VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
-----------                                        ------------------          ------------------          ------------------
6/1/98                                                  $  9,450                    $  10,000                    $  10,000
12/98                                                      8,533                        8,908                       10,117
12/99                                                      9,055                        8,776                       10,387
12/00                                                     11,774                       10,776                       10,738
12/01                                                     13,591                       12,287                       10,904
6/02                                                      13,612                       13,179                       11,052

CLASS B SHARES Total Returns: 1 Year -3.37%, Since Inception 8.16%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
PERIOD-END                                             VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
-----------                                        ------------------          ------------------          ------------------
6/1/98                                                  $ 10,000                     $ 10,000                     $ 10,000
12/98                                                      9,000                        8,908                       10,117
12/99                                                      9,481                        8,776                       10,387
12/00                                                     12,229                       10,776                       10,738
12/01                                                     14,011                       12,287                       10,904
6/02                                                      13,777                       13,179                       11,052

CLASS C SHARES Total Returns: 1 Year 0.63%, Since Inception 8.54%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 VALUE
PERIOD-END                                             VALUE FUND                   INDEX(1)               INFLATION (CPI)(2)
----------                                         ------------------          ------------------          ------------------
6/1/98                                                  $ 10,000                     $ 10,000                     $ 10,000
12/98                                                      9,000                        8,908                       10,117
12/99                                                      9,481                        8,776                       10,387
12/00                                                     12,229                       10,776                       10,738
12/01                                                     14,011                       12,287                       10,904
6/02                                                      13,977                       13,179                       11,052

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.



 (1) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, measures the performance of the 3000 largest U.S. companies based on total market capitalization. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

 (2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2002, the equity market faced a number of setbacks, including the Enron-Arthur Anderson scandal, the WorldCom debacle, and investigations into the management and accounting practices of several other companies. The Federal Reserve left the targeted federal funds rate unchanged throughout the six-month period, allowing the economy to progress without central bank intervention.

In the first quarter of 2002, real gross domestic product advanced 5.0%, which would normally be a positive signal for the equity markets. Unfortunately, the steady stream of corporate scandals, layoffs, and negative earnings announcements left investors unusually cynical, and the stock market in general declined over the first six months of the year.

During the first half of 2002, small-capitalization stocks continued to outperform large-cap issues, as they had done in previous years. Within the small-cap sector, value stocks outpaced growth stocks by a substantial margin. The small-cap value sector started 2002 strongly, as investors bought many stocks in the sector anticipating an economic rebound. By the middle of the second quarter, however, general weakness in the equity markets convinced many investors that the economy would take longer to recover than they had originally anticipated. In June, confidence in corporate governance reached especially low levels, and all segments of the stock market declined.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay Small Cap Value Fund returned 0.16% for Class A shares and -0.24% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 4.31% return of the average Lipper(1) small-cap value fund over the same period. All share classes under performed the 7.26% return of the Russell 2000(R) Value Index(2) for the first half of the year.

As of June 30, 2002, Class B and Class C shares of MainStay Small Cap Value Fund had earned an Overall Morningstar Rating(TM) of four stars out of 202 small value funds.(3) Class B and Class C shares were both rated four stars out of 202 small value funds for the three-year period ended June 30, 2002.

The Fund's performance was lower than that of its peers, largely because the Fund was overweighted in the technology sector and underweighted in the financial sector relative to other small-cap value funds.

--------

(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Russell 2000 Value Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Rating shown is for Class B and C shares; other share classes may vary.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
                                  [BAR CHART]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/98                                                                            -9.70
12/99                                                                             6.11
12/00                                                                            30.04
12/01                                                                            15.43
6/02                                                                              0.16

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR CHART]

PERIOD-END                                                                   TOTAL RETURN %
----------                                                                   --------------
12/98                                                                           -10.00
12/99                                                                             5.35
12/00                                                                            28.97
12/01                                                                            14.57
6/02                                                                             -0.24

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information.

STRONG AND WEAK PERFORMERS

For the six months ended June 30, 2002, the Fund's best-performing stocks were spread across a wide array of industries.(4)

- Oneida (+48%) manufactures flatware and other tabletop products. The company's stock rebounded sharply as both the restaurant and consumer markets improved during the first half of 2002.

- Landry's Restaurants (+37%) showed relatively steady growth, despite some volatility in March and May of 2002. The company benefited from improved results at its seafood restaurants and from its acquisition of Rainforest Cafe.

-------


(4) Unless otherwise indicated, total returns are for the six-months ended June 30, 2002.

- Claire's Stores (+52%) is a mall-based retailer of low-priced items for teenage girls. The company benefited from improved sales at key stores and from the general resilience in consumer spending.

- Take Two Software (+33%) designs and distributes video games. The company was a major beneficiary of the new game platforms introduced in 2001. Although the stock was a top performer for the Fund, concerns about competition led us to sell the Fund's position in the company during the semiannual period.

- EMS Technologies (+33%) is a leading producer of components used in wireless communications. We sold the stock at a profit during the reporting period based on concerns about the strength of the company's markets. The sale was timely, since the stock weakened in May and June.

During the semiannual period, the Fund purchased shares of Yellow Corp., one of the nation's leading providers of less-than-truckload freight services. The company is expected to be a prime beneficiary of the rise in industrial production.

During the first half of 2002, most of the Fund's worst-performing holdings came from the falling technology, media, and telecommunications sectors or from related industries. Mediacom (-57%) is a cable-TV operator focusing on rural areas. Although the company performed well, its stock was battered by the Adelphia scandal and by concerns about the amount of debt Mediacom carried. We believe the stock price fell further than was warranted, and we added to the Fund's position in the company. Artesyn Technologies (-30%) is a leading provider of power-conversion products to the technology and telecommunications industries. Its stock suffered when an anticipated recovery in demand from those industries failed to materialized. Learning Tree (-34%) is the leading provider of training to information technology professionals. The company's stock was penalized by declines in corporate travel and by lackluster spending for new technology. In June, we sold the Fund's position in Perot Systems (-45%), an information-technology company, based on allegations about the company's role in the California energy crisis. While it remains to be seen whether the company is guilty, the potential liabilities are significant. Another poor performer was Sierra Pacific Resources (-40%), an electric utility operating primarily in Nevada. When a regulatory ruling was recently reversed, the company's earnings expectations were lowered, and we sold the Fund's position in the stock.

At the end of June 2002, we anticipated improvements in U.S. economic activity and a rebound in capital spending. This led us to overweight the Fund relative to its benchmark in cyclically sensitive sectors, such as capital goods, technology, energy, retail, and consumer durables. At midyear, the Fund was underweighted in financial stocks in anticipation of an eventual rise in interest rates.

LOOKING AHEAD

We expect an extended U.S. economic recovery, which has the potential, over time, to result in a upturn in capital spending, including spending on information technology. We believe that the Fund is well positioned to participate in such a revival. Ongoing concerns about accounting issues and corporate governance will probably continue to generate caution among investors for the near term. On the other hand, we believe the situation is creating opportunities to buy some excellent companies at reasonable prices. Wherever the markets or the economy may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy G. Dalton, Jr.
Kenneth J. Greiner
Stephen J. Bruno
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

MainStay Small Cap Value Fund was closed to new investors as of December 1, 2001.

Returns and Lipper Rankings as of 6/30/02
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                               1 YEAR          THROUGH 6/30/02
    Class A                     2.38%                9.34%
    Class B                     1.63%                8.54%
    Class C                     1.63%                8.54%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                               1 YEAR          THROUGH 6/30/02
    Class A                    -3.25%                7.84%
    Class B                    -3.37%                8.16%
    Class C                     0.63%                8.54%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                    SINCE INCEPTION
                                 1 YEAR             THROUGH 6/30/02
    Class A                    200 out of                40 out of
                               291 funds                171 funds
    Class B                    211 out of                52 out of
                               291 funds                171 funds
    Class C                    211 out of                60 out of
                               291 funds                180 funds
    Average Lipper small-cap
    value fund                   5.69%                   7.08%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

             NAV 6/30/02   INCOME    CAPITAL GAINS
    Class A    $12.86      $0.0000      $0.0000
    Class B    $12.45      $0.0000      $0.0000
    Class C    $12.45      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/02.

Portfolio of Investments June 30, 2002 unaudited

                                    SHARES        VALUE
                                  -------------------------
COMMON STOCKS (99.7%)+

AUTO COMPONENTS (1.0%)
BorgWarner, Inc.................     21,400    $  1,236,064
                                               ------------

AUTOMOBILES (1.1%)
Coachmen Industries, Inc. ......     94,900       1,366,560
                                               ------------
BANKS (10.8%)
Chittenden Corp. ...............     27,500         796,950
Colonial BancGroup, Inc.,
 (The)..........................    174,600       2,619,000
Commerce Bancshares, Inc. ......     42,915       1,898,560
Cullen/Frost Bankers, Inc. .....     48,100       1,726,309
Fulton Financial Corp. .........    128,750       2,437,237
Local Financial Corp. (a).......    133,800       2,182,278
Webster Financial Corp. ........     50,500       1,931,120
                                               ------------
                                                 13,591,454
                                               ------------
BUILDING PRODUCTS (3.1%)
NCI Building Systems, Inc.
 (a)............................     90,600       1,612,680
Simpson Manufacturing Co., Inc.
 (a)............................     38,800       2,216,644
                                               ------------
                                                  3,829,324
                                               ------------
CHEMICALS (6.0%)
Arch Chemicals, Inc. ...........    103,000       2,516,290
Georgia Gulf Corp. .............    100,100       2,646,644
H.B. Fuller Co. ................     79,900       2,340,271
                                               ------------
                                                  7,503,205
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (6.4%)
Banta Corp. ....................     58,000       2,082,200
Central Parking Corp. ..........     51,300       1,176,822
Herman Miller, Inc. ............     91,000       1,847,300
Learning Tree International,
 Inc. (a).......................     96,555       1,790,130
Steiner Leisure Ltd. (a)........     82,700       1,199,150
                                               ------------
                                                  8,095,602
                                               ------------
COMMUNICATIONS EQUIPMENT (0.9%)
Plantronics, Inc. (a)...........     57,200       1,087,372
                                               ------------
DIVERSIFIED FINANCIALS (1.7%)
Jefferies Group, Inc. ..........     32,500       1,379,300
Raymond James Financial,
 Inc. ..........................     27,700         797,760
                                               ------------
                                                  2,177,060
                                               ------------
ELECTRIC UTILITIES (1.4%)
El Paso Electric Co. (a)........    129,700       1,796,345
                                               ------------

ELECTRICAL EQUIPMENT (7.4%)
Advanced Energy Industries, Inc.
 (a)............................     73,200       1,623,576
Ametek, Inc. ...................     74,500       2,775,125
Artesyn Technologies, Inc.
 (a)............................    136,400         884,008
Brady Corp. Class A.............  27,200...         937,584

                                    SHARES        VALUE
                                  -------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
Electro Scientific Industries,
 Inc. (a).......................     76,200    $  1,851,660
Littelfuse, Inc. (a)............     55,400       1,281,402
                                               ------------
                                                  9,353,355
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Plexus Corp. (a)................     80,000       1,448,000
Technitrol, Inc. ...............     89,200       2,078,360
                                               ------------
                                                  3,526,360
                                               ------------
ENERGY EQUIPMENT & SERVICES (1.9%)
Pride International, Inc. (a)...    148,800       2,330,208
                                               ------------

FOOD & DRUG RETAILING (1.4%)
Pathmark Stores, Inc. (a).......     91,737       1,725,573
                                               ------------

FOOD PRODUCTS (1.3%)
Flowers Foods, Inc. (a).........     63,260       1,635,271
                                               ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
Arrow International, Inc. ......     42,000       1,640,100
Orthofix International N.V.
 (a)............................     14,700         516,705
Sybron Dental Specialties, Inc.
 (a)............................     82,500       1,526,250
West Pharmaceutical Services,
 Inc. ..........................     47,900       1,537,111
                                               ------------
                                                  5,220,166
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (4.6%)
Omnicare, Inc. .................     79,200       2,079,792
Orthodontic Centers of America,
 Inc. (a).......................     85,500       1,961,370
Renal Care Group, Inc. (a)......     57,600       1,794,240
                                               ------------
                                                  5,835,402
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Landry's Restaurants, Inc. .....     65,200       1,663,252
                                               ------------

HOUSEHOLD DURABLES (1.9%)
Matthews International Corp. ...     48,200       1,125,470
Oneida Ltd. ....................     67,200       1,286,880
                                               ------------
                                                  2,412,350
                                               ------------
INSURANCE (3.3%)
Delphi Financial Group, Inc. ...     53,300       2,305,225
Reinsurance Group of America,
 Inc. ..........................     58,200       1,793,724
                                               ------------
                                                  4,098,949
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.5%)
Arctic Cat Inc. ................    104,300       1,813,673
                                               ------------

MACHINERY (5.5%)
Briggs & Stratton Corp. ........     47,700       1,843,128
CLARCOR Inc. ...................     73,400       2,323,110
IDEX Corp. .....................     37,700       1,262,950
Westinghouse Air Brake Co. .....    110,400       1,520,208
                                               ------------
                                                  6,949,396
                                               ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund


                                    SHARES        VALUE
                                  -------------------------
COMMON STOCKS (CONTINUED)
MEDIA (3.5%)
Donnelley (R.H.) Corp. (a)......     64,400    $  1,801,268
Hollinger International,
 Inc. ..........................    101,200       1,255,892
Mediacom Communications Corp.
 (a)............................    178,600       1,391,294
                                               ------------
                                                  4,448,454
                                               ------------
OIL & GAS (3.1%)
Cabot Oil & Gas Corp. Class A...     66,500       1,519,525
Houston Exploration Co. (The)
 (a)............................     80,800       2,411,880
                                               ------------
                                                  3,931,405
                                               ------------
PAPER & FOREST PRODUCTS (1.3%)
Wausau-Mosinee Paper Corp. .....    133,000       1,602,650
                                               ------------

REAL ESTATE (6.4%)
BRE Properties, Inc. Class A....  44,300...       1,378,173
Kilroy Realty Corp. ............     50,100       1,340,175
Koger Equity, Inc. .............     30,000         579,000
LNR Property Corp. .............     62,900       2,170,050
Macerich Co. (The)..............     40,600       1,258,600
Mack-Cali Realty Corp. .........     39,200       1,377,880
                                               ------------
                                                  8,103,878
                                               ------------
ROAD & RAIL (3.4%)
Heartland Express, Inc. (a).....     52,483       1,255,918
US Freightways Corp. ...........     50,400       1,908,648
Yellow Corp. (a)................     35,015       1,134,486
                                               ------------
                                                  4,299,052
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.3%)
Actel Corp. (a).................    105,000       2,207,100
Pericom Semiconductor Corp.
 (a)............................    124,000       1,437,160
TTM Technologies, Inc. (a)......    242,900       1,272,796
Therma-Wave, Inc. (a)...........    149,400       1,701,666
                                               ------------
                                                  6,618,722
                                               ------------
SPECIALTY RETAIL (6.1%)
Claire's Stores, Inc. ..........     68,700    $  1,573,230
Dress Barn, Inc. (The) (a)......    213,200       3,298,204
Payless ShoeSource, Inc. (a)....     49,200       2,836,380
                                               ------------
                                                  7,707,814
                                               ------------


                                    SHARES        VALUE
                                  -------------------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Timberland Co. (The) Class A
 (a)............................     39,800       1,425,636
                                               ------------
Total Common Stocks
 (Cost $115,158,161)............                125,384,552
                                               ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENT (1.2%)

TIME DEPOSIT (1.2%)
Bank of New York Cayman
 1.50%, due 7/1/02..............  $1,510,000      1,510,000
                                               ------------
Total Short-Term Investment
 (Cost $1,510,000)..............                  1,510,000
                                               ------------
Total Investments
 (Cost $116,668,161) (b)........      100.9     126,894,552(c)
Liabilities in Excess of
 Cash and Other Assets..........       (0.9)     (1,118,672)
                                  ----------   ------------
Net Assets......................      100.0%   $125,775,880
                                  ==========   ============

-------
(a)  Non-income producing security.
(b)  The cost for Federal income tax purposes is $116,803,508.
(c)  At June 30,2002, net unrealized appreciation was
     $10,091,044, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $16,940,686 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $6,849,642.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $116,668,161).............................................       $126,894,552
Cash........................................................                853
Receivables:
  Investment securities sold................................          1,984,086
  Fund shares sold..........................................            119,932
  Dividends and interest....................................            104,814
Other assets................................................             23,753
                                                                   ------------
        Total assets........................................        129,127,990
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          2,820,183
  Fund shares redeemed......................................            246,339
  Manager...................................................             99,264
  NYLIFE Distributors.......................................             72,586
  Transfer agent............................................             65,802
  Custodian.................................................              7,073
  Trustees..................................................                578
Accrued expenses............................................             40,285
                                                                   ------------
        Total liabilities...................................          3,352,110
                                                                   ------------
Net assets..................................................       $125,775,880
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     34,148
  Class B...................................................             55,802
  Class C...................................................              9,949
Additional paid-in capital..................................        110,854,267
Accumulated net investment loss.............................           (714,909)
Accumulated undistributed net realized gain on
  investments...............................................          5,310,232
Net unrealized appreciation on investments..................         10,226,391
                                                                   ------------
Net assets..................................................       $125,775,880
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 43,920,983
                                                                   ============
Shares of beneficial interest outstanding...................          3,414,777
                                                                   ============
Net asset value per share outstanding.......................       $      12.86
Maximum sales charge (5.50% of offering price)..............               0.75
                                                                   ------------
Maximum offering price per share outstanding................       $      13.61
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 69,469,707
                                                                   ============
Shares of beneficial interest outstanding...................          5,580,234
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.45
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 12,385,190
                                                                   ============
Shares of beneficial interest outstanding...................            994,878
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.45
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   693,926
  Interest..................................................       44,653
                                                              -----------
    Total income............................................      738,579
                                                              -----------
Expenses:
  Manager...................................................      647,321
  Distribution--Class B.....................................      261,235
  Distribution--Class C.....................................       47,868
  Transfer agent............................................      236,285
  Service--Class A..........................................       58,796
  Service--Class B..........................................       87,078
  Service--Class C..........................................       15,956
  Shareholder communication.................................       22,875
  Recordkeeping.............................................       19,550
  Professional..............................................       17,671
  Custodian.................................................       13,215
  Registration..............................................        2,572
  Trustees..................................................        2,446
  Miscellaneous.............................................       20,620
                                                              -----------
    Net expenses............................................    1,453,488
                                                              -----------
Net investment loss.........................................     (714,909)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    3,961,719
Net change in unrealized appreciation on investments........   (3,751,637)
                                                              -----------
Net realized and unrealized gain on investments.............      210,082
                                                              -----------
Net decrease in net assets resulting from operations........  $  (504,827)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (714,909)   $   (792,179)
  Net realized gain on investments..........................      3,961,719       5,478,043
  Net change in unrealized appreciation on investments......     (3,751,637)      7,569,557
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................       (504,827)     12,255,421
                                                               ------------    ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --        (674,099)
    Class B.................................................             --      (1,055,849)
    Class C.................................................             --        (193,660)
                                                               ------------    ------------
      Total distributions to shareholders...................             --      (1,923,608)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     12,647,601      42,815,417
    Class B.................................................      7,615,130      40,214,126
    Class C.................................................      1,109,854      10,635,016
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --         547,275
    Class B.................................................             --         983,214
    Class C.................................................             --         167,041
                                                               ------------    ------------
                                                                 21,372,585      95,362,089
  Cost of shares redeemed:
    Class A.................................................    (12,409,478)    (30,900,193)
    Class B.................................................     (5,152,637)    (12,281,979)
    Class C.................................................       (917,600)     (1,601,976)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................      2,892,870      50,577,941
                                                               ------------    ------------
      Net increase in net assets............................      2,388,043      60,909,754
NET ASSETS:
Beginning of period.........................................    123,387,837      62,478,083
                                                               ------------    ------------
End of period...............................................    125,775,880    $123,387,837
                                                               ============    ============
Accumulated net investment loss at end of period............   $   (714,909)   $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                           -----------------------------------------------------------
                                                           Six months                                       June 1*
                                                             ended          Year ended December 31,         through
                                                            June 30,     -----------------------------    December 31,
                                                             2002+        2001       2000       1999          1998
                                                           ----------    -------    -------    -------    ------------
Net asset value at beginning of period.................     $ 12.84      $ 11.30    $  9.56    $  9.03      $ 10.00
                                                            -------      -------    -------    -------      -------
Net investment income (loss) (a).......................       (0.04)       (0.05)      0.00(b)   (0.03)       (0.06)
Net realized and unrealized gain (loss) on
  investments..........................................        0.06         1.79       2.80       0.58        (0.91)
                                                            -------      -------    -------    -------      -------
Total from investment operations.......................        0.02         1.74       2.80       0.55        (0.97)
                                                            -------      -------    -------    -------      -------
Less distributions:
  From net realized gain on investments................          --        (0.20)     (1.06)     (0.02)          --
                                                            -------      -------    -------    -------      -------
Net asset value at end of period.......................     $ 12.86      $ 12.84    $ 11.30    $  9.56      $  9.03
                                                            =======      =======    =======    =======      =======
Total investment return (c)............................        0.16%       15.43%     30.04%      6.11%       (9.70%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).......................       (0.63%)++    (0.41%)     0.08%     (0.34%)      (1.53%)++
    Net expenses.......................................        1.77%++      1.88%      1.90%      1.90%        3.14%++
    Expenses (before reimbursement)....................        1.77%++      1.88%      2.07%      2.21%        3.14%++
Portfolio turnover rate................................          19%          46%        69%        42%          24%
Net assets at end of period (in 000's).................     $43,921      $43,761    $27,610    $15,205      $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                    Class C
    -------------------------------------------------------   ---------------------------------------------------------
    Six months                                   June 1*      Six months                                 September 1**
      ended        Year ended December 31,       through        ended        Year ended December 31,        through
     June 30,    ---------------------------   December 31,    June 30,    ---------------------------    December 31,
      2002+       2001      2000      1999         1998         2002+       2001      2000      1999          1998
    ----------   -------   -------   -------   ------------   ----------   -------   -------   -------   --------------
     $ 12.48     $ 11.07   $  9.46   $  9.00     $ 10.00       $ 12.48     $ 11.07   $  9.46   $  9.00       $ 7.49
     -------     -------   -------   -------     -------       -------     -------   -------   -------       ------
       (0.09)      (0.13)    (0.07)    (0.10)      (0.09)        (0.09)      (0.13)    (0.07)    (0.10)       (0.06)
        0.06        1.74      2.74      0.58       (0.91)         0.06        1.74      2.74      0.58         1.57
     -------     -------   -------   -------     -------       -------     -------   -------   -------       ------
       (0.03)       1.61      2.67      0.48       (1.00)        (0.03)       1.61      2.67      0.48         1.51
     -------     -------   -------   -------     -------       -------     -------   -------   -------       ------
          --       (0.20)    (1.06)    (0.02)         --            --       (0.20)    (1.06)    (0.02)          --
     -------     -------   -------   -------     -------       -------     -------   -------   -------       ------
     $ 12.45     $ 12.48   $ 11.07   $  9.46     $  9.00       $ 12.45     $ 12.48   $ 11.07   $  9.46       $ 9.00
     =======     =======   =======   =======     =======       =======     =======   =======   =======       ======
       (0.24%)     14.57%    28.97%     5.35%     (10.00%)       (0.24%)     14.57%    28.97%     5.35%       20.16%
       (1.38%)++   (1.16%)   (0.67%)   (1.09%)     (2.28%)++     (1.38%)++   (1.16%)   (0.67%)   (1.09%)      (2.28%)++
        2.52%++     2.63%     2.65%     2.65%       3.89%++       2.52%++     2.63%     2.65%     2.65%        3.89%++
        2.52%++     2.63%     2.82%     2.96%       3.89%++       2.52%++     2.63%     2.82%     2.96%        3.89%++
          19%         46%       69%       42%         24%           19%         46%       69%       42%          24%
     $69,470     $67,377   $32,777   $15,722     $10,145       $12,385     $12,250   $ 2,090   $   634       $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements unaudited


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and were to be amortized over 60 months beginning at the commencement of operations. On October 9, 2001, however, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,191, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

MainStay Small Cap Value Fund

amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A,

Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $647,321. It was not necessary for the Manager to reimburse the Fund for expenses during the period.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,644 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $757, $37,474 and $4,611, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2002, amounted to $236,285.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Small Cap Value Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,457 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,550 for the six months ended June 30, 2002.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $31,362 and $23,287, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      SIX MONTHS ENDED                 YEAR ENDED
                                                       JUNE 30, 2002*               DECEMBER 31, 2001
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................    955       585       86       3,574     3,435      912
Shares issued in reinvestment of
  distributions................................     --        --       --          43        80       14
                                                  ----      ----       --      ------    ------     ----
                                                   955       585       86       3,617     3,515      926
Shares redeemed................................   (947)     (404)      73      (2,653)   (1,077)    (133)
                                                  ----      ----       --      ------    ------     ----
Net increase...................................      8       181       13         964     2,438      793
                                                  ====      ====       ==      ======    ======     ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

McMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSSV10- 08/02
                                                                 25

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay MAP Fund versus
                                                              S&P 500 Index, Russell Midcap Index, and
                                                              Inflation--Class A, B, C, and I Shares           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

$10,000 Invested in MainStay MAP Fund
versus S&P 500(R) Index, Russell Midcap(R)
Index, and Inflation

CLASS I SHARES Total Returns: 1 Year -11.61%, 5 Years 9.41%, 10 Years 13.87%

[LINE GRAPH]

                                                                                         RUSSELL MIDCAP
PERIOD-END                               MAINSTAY MAP FUND       S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
----------                               -----------------       ----------------        --------------       ------------------
6/92                                         $ 9,525                 $10,000                 $10,000                 $10,000
6/93                                         $10,723                 $11,364                 $12,293                 $10,300
6/94                                         $11,021                 $11,524                 $12,457                 $ 10557
6/95                                         $12,976                 $14,527                 $15,370                 $10,878
6/96                                         $16,477                 $18,303                 $18,827                 $11,185
6/97                                         $22,266                 $24,657                 $23,150                 $11,435
6/98                                         $27,522                 $32,095                 $28,941                 $11,620
6/99                                         $32,715                 $39,398                 $32,208                 $11,849
6/00                                         $35,985                 $42,262                 $36,281                 $12,291
6/01                                         $41,454                 $35,996                 $36,627                 $12,691
6/02                                         $36,641                 $29,520                 $33,248                 $12,827

CLASS A SHARES Total Returns: 1 Year -16.68%, Since Inception 3.03%

[LINE GRAPH]

                                                                                         RUSSELL MIDCAP
PERIOD-END                               MAINSTAY MAP FUND       S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
----------                               -----------------       ----------------        --------------       ------------------
6/9/99                                        $ 9,450                 $10,000                 $10,000                 $10,000
12/99                                         $10,161                 $11,220                 $10,959                 $10,176
12/00                                         $11,855                 $10,200                 $11,863                 $10,519
12/01                                         $12,105                 $ 8,990                 $11,196                 $10,682
6/02                                          $10,958                 $ 7,813                 $10,557                 $10,825

CLASS B SHARES Total Returns: 1 Year -16.85%, Since Inception 3.61%

[LINE GRAPH]

                                                                                         RUSSELL MIDCAP
PERIOD-END                               MAINSTAY MAP FUND       S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
----------                               -----------------       ----------------        --------------       ------------------
6/9/99                                        $10,000                 $10,000                 $10,000                 $10,000
12/99                                         $10,723                 $11,220                 $10,959                 $10,176
12/00                                         $12,409                 $10,200                 $11,863                 $10,519
12/01                                         $12,569                 $ 8,990                 $11,196                 $10,682
6/02                                          $11,149                 $ 7,813                 $10,557                 $10,825


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

CLASS C SHARES Total Returns: 1 Year -13.37%, Since Inception 4.20%

[LINE GRAPH]

                                                                                         RUSSELL MIDCAP
PERIOD-END                               MAINSTAY MAP FUND       S&P 500 INDEX(1)           INDEX(2)          INFLATION (CPI)(3)
----------                               -----------------       ----------------        --------------       ------------------
6/9/99                                        $10,000                 $10,000                 $10,000                 $10,000
12/99                                         $10,723                 $11,220                 $10,959                 $10,176
12/00                                         $12,409                 $10,200                 $11,863                 $10,519
12/01                                         $12,569                 $ 8,990                 $11,196                 $10,682
6/02                                          $11,342                 $ 7,813                 $10,557                 $10,825

-------
On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all capital gains and dividends. An investment cannot be made directly into an index.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 2002 was a challenging period for equity investors, with the S&P 500(R) Index(1) declining 13.16%. Small-cap stocks continued to outperform large-cap issues as they had in 2001, while mid-cap stocks were the best-performing equity segment over the six-month period. During the first half of the year, value stocks outperformed growth stocks at all capitalization levels.

In the first quarter of 2002, real gross domestic product rose at a surprising 5.0% annualized rate, inventory investment was strong, and consumer spending remained resilient. Although equity prices generally rise in the early stages of an economic recovery, during the first six months of 2002, many stocks moved in the opposite direction. In the aftermath of the Enron collapse and Arthur Anderson investigation, companies employing aggressive accounting practices came under fire. When WorldCom first suggested the depth of its difficulties by announcing a $3.8 billion earnings readjustment, investors were stunned. A series of bankruptcies, earnings disappointments, corporate scandals, conflicts of interest, and insider-trading allegations prompted a rising tide of investor cynicism.

Meanwhile, the war on terrorism was forcing the U.S. into deficit spending, tensions continued in the Middle East and South Asia, and homeland security re-mained at best an elusive goal. By the end of June, many stocks were approach-ing lows last seen in the wake of the September 11, 2001, attacks. Confidence in corporate America declined to the point where even positive economic indi-cators were largely ignored by investors.

PERFORMANCE REVIEW

For the six months ended June 30, 2002, MainStay MAP Fund returned -9.35% for Class I shares. Class A shares returned -9.47% and Class B and Class C shares returned -9.77%, excluding all sales charges. All share classes outperformed the -13.16% return of the S&P 500(R) Index but underperformed the -5.71% return of the Russell Midcap(R) Index(2) for the first half of 2002. All share classes underperformed the -7.91% return of the average Lipper(3) multi-cap value fund for the same period.

As of June 30, 2002, Morningstar(4) rated MainStay MAP Fund Class I shares five stars overall out of 162 mid-cap blend funds. The Fund's Class C shares received an initial Overall Morningstar Rating(TM) of four stars overall out of 162 mid-cap blend funds on June 30, 2002. The Fund's Class I and Class C shares were both rated four stars out of 162 mid-cap blend funds for the three-year period then-ended. The Fund's Class I shares were rated four stars out of 97 mid-cap blend funds for the five-year period and five stars out of 34 mid-cap blend funds for the 10-year period ended June 30, 2002.


-------
(1) See footnote on page 4 for more information about the S&P 500 Index.


(2) See footnote on page 4 for more information about the Russell Midcap Index.


(3) See footnote and table on page 9 for more information about Lipper Inc.

(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk- Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Rating shown is for Class I and Class C shares; other share classes may vary.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS I SHARES

[BAR GRAPH]

PERIOD-END                                                                  CLASS I SHARES
----------                                                                  --------------
12/92                                                                            10.53%
12/93                                                                             8.67%
12/94                                                                             2.76%
12/95                                                                            32.50%
12/96                                                                            23.82%
12/97                                                                            27.99%
12/98                                                                            24.23%
12/99                                                                            12.18%
12/00                                                                            16.88%
12/01                                                                             2.36%
6/02                                                                             -9.35%

Class I Share returns include the performance of MAP-Equity Fund through 6/8/99. See footnote 1 on page 9 for more informatio on performance.

CLASS A, B, AND C SHARES

[BAR GRAPH]

PERIOD-END                                     12/99                  12/00                  12/01                   6/02
----------                                     -----                  -----                  -----                   ----
Class A                                         7.53%                 16.67%                  2.11%                 -9.47%
Class B and Class C                             7.23%                 15.72%                  1.29%                 -9.77%

See footnote 1 on page 9 for more information on performance.

There were several reasons for the Fund's strong performance relative to the S&P 500 Index. First, we adhered closely to the Fund's disciplined stock-by-stock selection process. The Fund also benefited from a cash position that averaged 22% during the first half of the year. Finally, the Fund's four largest holdings as of June 30, 2002, each enjoyed positive returns in a six-month period when the market as a whole declined.

DIVERSIFIED VALUE APPROACH

During the first half of the year, the Fund remained broadly diversified across many industries. The Fund's top-performing securities during the first half of the year(5) were primarily from the defense industry.


-------
(5) Unless otherwise indicated, returns are for the six-month period ended June 30, 2002.

Harris Corporation (+18%) is a major supplier of advanced communications hardware, software, and systems to the National Security Agency and other government entities. After September 11, 2001, government demand for the company's products surged. In our opinion, Raytheon (+25%), though a strong performer, was a less-elegant participant in the nation's defense buildup. The company still suffers from losses, some product obsolescence in its general aviation division, and make-good payments for construction projects the company abandoned with guarantees.

Northrop Grumman (+24%) has benefited from its serious management, aggres-sive acquisition strategy, and contracts awarded by the Pentagon. At the end of June, the company was finalizing an offer for TRW. If the acquisition is com-pleted, Northrop Grumman would emerge as the nation's second-largest defense contractor. In light of other recent acquisitions, the company would enjoy a wide range of projects, including revitalization of the Coast Guard, enhanced monitoring of suspected terrorists, and antimissile defense initiatives.

In the banking industry Popular (+15%), a long-standing position, is the nation's largest bank dedicated primarily to serving the growing Hispanic community. We believe the bank is drawing its strength from a dominant, high-profit niche in Puerto Rico and a rapidly growing mainland operation where profits are improving. Over the last year, Popular has trimmed employment and im- proved productivity.

Other important Fund holdings that posted positive performance for the six-month reporting period included Mattel (+22%), Wachovia (+21%), United Dominion Realty Trust (+9%), CVS (+3%), Health Care Property Investors (+18%), and Hilton Hotels (+27%).

Two bond purchases during the first half of the year also made significant posi-tive contributions to the Fund's performance. Bonds of American Commercial Lines, the nation's largest barge operator, appreciated 43% from the Fund's purchase price. Orbital Sciences is a cost-effective rocket manufacturer we believe is poised to be part of the emerging national missile-defense program. The company's bonds appreciated 39% from the time they were purchased for the Fund.

As might be expected in a difficult equity market, a number of Fund holdings had disappointing performance. Kinder Morgan, a company which is not an energy trader and whose earnings are not tied to commodity prices, nevertheless suffered when gas pipelines and energy traders came under pressure. We sold a portion of our position in the stock when Bill Morgan, Kinder's partner, signaled that he was retiring. We reduced the Fund's position in S1, a banking software company, at very attractive prices, when we saw persistent selling by the chairman, a long-standing member of the company's management group. We believe the new management team may be able to turn around the company's slowing momentum.

In February 2002, we reduced our position in high-speed storage software switch company Brocade Communications Systems, after detecting insider selling. The prudence of the sale became evident when the company's stock price subsequently declined. We materially reduced the Fund's position in Catalina Marketing at attractive prices when the emerging national review of options policy posed a potential threat to the coupon-distributor's stock.

LOOKING AHEAD

We believe that the recent difficult equity market has created selected pockets of opportunity. These include bonds of companies that have been challenged but, in our view, are likely to persevere. Examples include certain senior bonds of Tyco International, Rite Aid, and Titan, which may generate equity-like returns.

Generic drugs may also offer potential, as the Food and Drug Administration seems to be supporting generics, while tightening the approval process for pat-ent extensions on traditional pharmaceuticals. The Fund currently owns three generic drug manufacturers, and we remain on the lookout for additional opportunities.

In technology, the Fund is well represented in the defense industry, which is likely to benefit from a shifting cultural and political focus. In the commercial area, we think wireless networks may become increasingly important, and the Fund holds Intersil to participate in this phenomenon. We believe the fourth quarter of 2002 may present opportunities to purchase sold-out technology names, such as ValueClick, Novell, and Vignette.

Finally, we expect to see a correction in corporate options abuses, with fewer options granted to management and more mutual-fund managers voting against egregious options grants. The Fund intends to remain widely diversified and to select stocks that we believe are likely to increase in value over time. Regardless of what the markets or the economy may bring, the Fund will con-tinue to seek long-term appreciation of capital. The Fund will also seek to earn income, but only as a secondary objective.

Michael J. Mullarkey
Roger Lob
Christopher Mullarkey
Portfolio Managers
Markston International, LLC

As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/02
Class A         -11.83%      n/a        n/a          4.95%
Class B         -12.50%      n/a        n/a          4.20%
Class C         -12.50%      n/a        n/a          4.20%
Class I         -11.61%   10.48%     14.42%         11.38%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/02
Class A         -16.68%      n/a        n/a          3.03%
Class B         -16.85%      n/a        n/a          3.61%
Class C         -13.37%      n/a        n/a          4.20%
Class I         -11.61%    9.41%     13.87%         11.20%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/02
Class A         311 out of   n/a          n/a               46 out of
                498 funds                                  347 funds
Class B         325 out of   n/a          n/a               67 out of
                498 funds                                  347 funds
Class C         325 out of   n/a          n/a               67 out of
                498 funds                                  347 funds
Class I         306 out of   24 out of    12 out of         10 out of
                498 funds    235 funds     83 funds         20 funds
Average Lipper
multi-cap
value fund      -10.19%      5.81%        11.88%           11.66%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                NAV 6/30/02    INCOME    CAPITAL GAINS
Class A            $25.01      $0.0295      $0.0000
Class B            $24.48      $0.0000      $0.0000
Class C            $24.48      $0.0000      $0.0000
Class I            $25.11      $0.0450      $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares. As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.

     Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/02. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 6/30/02. Lipper averages are not class specific.

Portfolio of Investments June 30, 2002 unaudited

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (70.9%)+

AEROSPACE & DEFENSE (5.3%)
Availl, Inc. (a)...............      13,100       $    183,400
Northrop Grumman Corp. ........     100,900         12,612,500
Orbital Sciences Corp. (a).....       6,100             48,617
Raytheon Co. ..................     347,200         14,148,400
                                                  ------------
                                                    26,992,917
                                                  ------------
AIR FREIGHT & LOGISTICS (0.1%)
J.B. Hunt Transport Services,
 Inc. (a)......................      15,550            459,036
                                                  ------------
AUTO COMPONENTS (1.5%)
Goodyear Tire & Rubber Co.
 (The).........................     134,900          2,523,979
TRW, Inc. .....................      90,600          5,146,080
                                                  ------------
                                                     7,670,059
                                                  ------------
BANKS (4.6%)
Bank One Corp. ................      95,000          3,655,600
Northern Trust Corp. ..........      61,510          2,710,131
Popular, Inc. .................     348,140         11,725,355
Wachovia Corp. ................     138,000          5,268,840
                                                  ------------
                                                    23,359,926
                                                  ------------
BEVERAGES (0.6%)
PepsiCo, Inc. .................      68,079          3,281,408
                                                  ------------

BIOTECHNOLOGY (1.4%)
Cell Therapeutics, Inc. (a)....      32,200            175,780
Corvas International, Inc.
 (a)...........................       4,300              9,245
Enzon, Inc. (a)................      37,450            921,644
Genentech, Inc. (a)............      21,000            703,500
Immunex Corp. (a)..............     187,500          4,188,750
MedImmune, Inc. (a)............       8,900            234,960
United Therapeutics Corp.
 (a)...........................      73,600            909,696
                                                  ------------
                                                     7,143,575
                                                  ------------
CHEMICALS (0.4%)
Eastman Chemical Co. ..........      18,700            877,030
Great Lakes Chemical Corp. ....      36,205            961,243
                                                  ------------
                                                     1,838,273
                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
Cendant Corp. (a)..............     163,000          2,588,440
Dun & Bradstreet Corp. (The)
 (a)...........................       4,960            163,928
eFunds Corp. (a)...............     238,100          2,259,331
IMS Health Inc. ...............      22,430            402,618
MemberWorks, Inc. (a)..........      28,100            520,693
National Service Industries,
 Inc. .........................         500              4,680
Per-Se Technologies, Inc.
 (a)...........................      20,500            188,580
S1 Corp. (a)...................     454,500          3,358,755

                                   SHARES            VALUE
                                 -----------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Sylvan Learning Systems, Inc.
 (a)...........................   $   2,600       $     51,844
Weight Watchers International,
 Inc. (a)......................      52,100          2,263,224
                                                  ------------
                                                    11,802,093
                                                  ------------
COMMUNICATIONS EQUIPMENT (3.8%)
Adaptec, Inc. (a)..............      16,500            130,185
Avici Systems Inc. (a).........     137,300            138,673
Brocade Communications Systems,
 Inc. (a)......................     137,900          2,410,492
CommScope, Inc. (a)............      21,318            266,475
Enterasys Networks, Inc. (a)...      49,900             88,822
Harmonic Inc. (a)..............      38,100            139,408
Harris Corp. ..................     440,900         16,026,715
Nortel Networks Corp. (a)......      10,944             15,869
Riverstone Networks, Inc.
 (a)...........................      25,604             80,140
                                                  ------------
                                                    19,296,779
                                                  ------------
COMPUTERS & PERIPHERALS (2.6%)
Advanced Digital Information
 Corp. (a).....................     265,800          2,240,694
Electronics for Imaging, Inc.
 (a)...........................     144,300          2,295,813
Lexmark International Inc.
 (a)...........................      55,200          3,002,880
Network Appliance, Inc. (a)....      70,500            874,905
Pinnacle Systems, Inc. (a).....      89,400            982,417
Sigma Designs, Inc. (a)........      71,970            186,402
Sun Microsystems, Inc. (a).....     719,681          3,605,602
                                                  ------------
                                                    13,188,713
                                                  ------------
CONSTRUCTION & ENGINEERING (0.1%)
McDermott International, Inc.
 (a)...........................      53,200            430,920
                                                  ------------

CONSTRUCTION MATERIALS (0.9%)
Martin Marietta Materials,
 Inc. .........................       1,900             74,100
Vulcan Materials Co. ..........     106,778          4,653,385
                                                  ------------
                                                     4,727,485
                                                  ------------
CONTAINERS & PACKAGING (0.1%)
Smurfit-Stone Container Corp.
 (a)...........................      22,100            340,782
                                                  ------------

DISTRIBUTORS (0.0%) (B)
Brightpoint, Inc. (a)..........       9,243             23,569
                                                  ------------

DIVERSIFIED FINANCIALS (3.3%)
American Express Co. ..........         621             22,555
Moody's Corp. .................      19,920            991,020
Neuberger Berman Inc. .........      14,000            512,400
Principal Financial Group, Inc.
 (The) (a).....................      80,000          2,480,000
State Street Corp. ............     240,000         10,728,000
SWS Group, Inc. ...............      13,700            268,794
Walter Industries, Inc. .......     120,300          1,624,050
                                                  ------------
                                                    16,626,819
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
ALLTEL Corp. ..................      22,300       $  1,048,100
AT&T Corp. ....................       5,308             56,795
Broadwing Inc. (a).............     465,900          1,211,340
CenturyTel, Inc. ..............     228,000          6,726,000
Qwest Communications
 International Inc. ...........     318,821            892,699
Sprint Corp. (FON Group).......      83,934            890,540
                                                  ------------
                                                    10,825,474
                                                  ------------
ELECTRIC UTILITIES (0.2%)
Black Hills Corp. .............      17,100            591,660
Reliant Energy, Inc. ..........      31,622            534,412
                                                  ------------
                                                     1,126,072
                                                  ------------
ELECTRICAL EQUIPMENT (0.5%)
Acuity Brands, Inc. (a)........       2,000             36,400
Artesyn Technologies, Inc.
 (a)...........................       1,700             11,018
Endwave Corp. (a)..............     235,100            188,080
Energizer Holdings, Inc. (a)...      50,280          1,378,677
Signal Technology Corp. (a)....      88,400            830,076
                                                  ------------
                                                     2,444,251
                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.8%)
Agilent Technologies, Inc.
 (a)...........................     120,200          2,870,376
Arrow Electronics, Inc. (a)....      26,575            551,431
Giga-tronics Inc. (a)..........      64,917            152,555
Sanmina-SCI Corp. (a)..........     642,800          4,056,068
Solectron Corp. (a)............     647,400          3,981,510
Symbol Technologies, Inc. .....     392,400          3,335,400
Teledyne Technologies Inc.
 (a)...........................     205,900          4,243,599
                                                  ------------
                                                    19,190,939
                                                  ------------
ENERGY EQUIPMENT & SERVICES (0.8%)
Halliburton Co. ...............      41,000            653,540
Nabors Industries, Ltd. (a)....      85,200          2,994,780
Newpark Resources, Inc. (a)....      62,700            460,845
                                                  ------------
                                                     4,109,165
                                                  ------------
FOOD & DRUG RETAILING (2.1%)
CVS Corp. .....................     145,076          4,439,326
Kroger Co. (The) (a)...........      18,128            360,747
Pathmark Stores, Inc. (a)......     125,100          2,353,131
Rite Aid Corp. ................     841,100          2,136,394
Wild Oats Markets, Inc. (a)....      91,683          1,476,096
                                                  ------------
                                                    10,765,694
                                                  ------------
FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland Co. ....     302,279          3,866,148
Aurora Foods Inc. (a)..........       5,200              8,372
Corn Products International,
 Inc. .........................      22,300            693,976
                                                  ------------
                                                     4,568,496
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
GAS UTILITIES (2.4%)
El Paso Corp. .................     322,400       $  6,644,664
Kinder Morgan, Inc. ...........     149,300          5,676,386
                                                  ------------
                                                    12,321,050
                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
ArthroCare Corp. (a)...........       2,600             33,436
Becton, Dickinson & Co. .......      57,000          1,963,650
Ventana Medical Systems, Inc.
 (a)...........................       3,400             74,630
                                                  ------------
                                                     2,071,716
                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.5%)
Aetna Inc. ....................     223,600         10,726,092
Caremark Rx, Inc. (a)..........      38,542            635,943
Humana Inc. (a)................      76,500          1,195,695
Magellan Health Services, Inc.
 (a)...........................       1,100              1,199
SunLink Health Systems, Inc.
 (a)...........................      64,400            202,860
                                                  ------------
                                                    12,761,789
                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Hilton Hotels Corp. ...........     182,000          2,529,800
Smith & Wollensky Restaurant
 Group, Inc. (The) (a).........      10,400             58,864
                                                  ------------
                                                     2,588,664
                                                  ------------
HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)...............      70,700          2,923,445
                                                  ------------

INDUSTRIAL CONGLOMERATES (0.5%)
3M Co. ........................      16,390          2,015,970
Tyco International Ltd. .......      25,202            340,479
                                                  ------------
                                                     2,356,449
                                                  ------------
INSURANCE (3.0%)
ACE Ltd. ......................     100,000          3,160,000
ALLmerica Financial Corp. .....      47,151          2,178,376
Danielson Holding Corp. (a)....     157,080            797,966
Hartford Financial Services
 Group, Inc. ..................      20,000          1,189,400
MetLife, Inc. .................     263,700          7,594,560
Ohio Casualty Corp. ...........       5,600            117,040
SAFECO Corp. ..................          80              2,471
                                                  ------------
                                                    15,039,813
                                                  ------------
INTERNET SOFTWARE & SERVICES (2.0%)
Accrue Software, Inc. (a)......       7,900              1,264
Avenue A, Inc. (a).............      25,900             92,204
CacheFlow Inc. (a).............      14,400              7,200
EDGAR Online, Inc. (a).........       2,200              4,356
InfoSpace, Inc. (a)............      14,100              6,345
Marimba, Inc. (a)..............      13,000             19,500
Multex.com Inc. (a)............      19,900             81,192
ValueClick, Inc. (a)...........      73,353            237,664
Vignette Corp. (a).............     332,700            655,419
Virage, Inc. (a)...............      11,200              8,960
WatchGuard Technologies, Inc.
 (a)...........................       6,500             33,410

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
INTERNET SOFTWARE & SERVICES (CONTINUED)
WebMD Corp. (a)................     248,162       $  1,397,152
Yahoo! Inc. (a)................     530,700          7,833,132
                                                  ------------
                                                    10,377,798
                                                  ------------
IT CONSULTING & SERVICES (0.3%)
DiamondCluster International
 Inc. (a)......................      19,600            117,208
Electronic Data Systems
 Corp. ........................       9,713            360,838
Gartner Group, Inc. -- Class B
 (a)...........................       5,878             55,253
SYNAVANT Inc. (a)..............       6,436              9,075
Titan Corp. (The) (a)..........      69,200          1,265,668
                                                  ------------
                                                     1,808,042
                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (1.3%)
Hasbro, Inc. ..................      28,800            390,528
Mattel, Inc. ..................     297,300          6,246,273
                                                  ------------
                                                     6,636,801
                                                  ------------
MACHINERY (0.3%)
Deere & Co. ...................      24,900          1,192,710
Pentair, Inc. .................       2,074             99,718
                                                  ------------
                                                     1,292,428
                                                  ------------
MEDIA (1.5%)
AOL Time Warner Inc. (a).......      13,053            192,010
Cablevision Systems Corp.
 (a)...........................     225,000          2,128,500
Catalina Marketing Corp. (a)...      85,711          2,418,764
Charter Communications, Inc.
 (a)...........................     216,097            881,676
Harte-Hanks, Inc. .............      82,743          1,700,369
Meredith Corp. ................       5,300            203,255
PRIMEDIA Inc. (a)..............     104,356            127,314
                                                  ------------
                                                     7,651,888
                                                  ------------
METALS & MINING (0.2%)
Massey Energy Co. .............      49,100            623,570
Peabody Energy Corp. ..........       6,600            186,912
                                                  ------------
                                                       810,482
                                                  ------------
MULTILINE RETAIL (1.8%)
Big Lots, Inc. ................     267,000          5,254,560
May Department Stores Co.
 (The).........................     112,700          3,711,211
Odd Job Stores, Inc. (a).......      68,700            281,670
                                                  ------------
                                                     9,247,441
                                                  ------------
MULTI-UTILITIES & UNREGULATED POWER (0.1%)
Westar Energy, Inc. ...........      23,800            365,330
Williams Cos., Inc. (The)......      40,000            239,600
                                                  ------------
                                                       604,930
                                                  ------------
OFFICE ELECTRONICS (0.0%) (B)
IKON Office Solutions, Inc. ...      13,000            122,200
                                                  ------------

OIL & GAS (3.5%)
Amerada Hess Corp. ............      28,100          2,318,250
Apache Corp. ..................      16,437            944,799
Conoco Inc. Class A............     205,000          5,699,000

                                   SHARES            VALUE
                                 -----------------------------
OIL & GAS (CONTINUED)
Devon Energy Corp. ............     105,342       $  5,191,254
Kerr-McGee Corp. ..............      23,000          1,231,650
Marathon Oil Corp. ............      87,500          2,373,000
                                                  ------------
                                                    17,757,953
                                                  ------------
PAPER & FOREST PRODUCTS (1.8%)
Louisiana-Pacific Corp. (a)....     160,800          1,701,264
MeadWestvaco Corp. ............      70,810          2,376,384
Weyerhaeuser Co. ..............      77,200          4,929,220
                                                  ------------
                                                     9,006,868
                                                  ------------
PERSONAL PRODUCTS (0.0%) (B)
Omega Protein Corp. (a)........       2,800             12,824
                                                  ------------

PHARMACEUTICALS (2.9%)
Alpharma Inc. .................     179,400          3,046,212
American Pharmaceutical
 Partners, Inc. (a)............       7,900             97,644
Guilford Pharmaceuticals Inc.
 (a)...........................      68,200            514,228
IVAX Corp. (a).................     153,700          1,659,960
Johnson & Johnson..............      36,054          1,884,182
King Pharmaceuticals, Inc.
 (a)...........................       6,000            133,500
Mylan Laboratories, Inc. ......     175,800          5,511,330
Pharmacia Corp. ...............      49,521          1,854,562
POZEN Inc. (a).................      11,507             59,606
                                                  ------------
                                                    14,761,224
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.7%)
Crescent Real Estate Equity
 Co. ..........................       7,500            140,250
Health Care Property Investors,
 Inc. .........................      87,046          3,713,383
RFS Hotel Investors, Inc. .....       6,000             81,240
United Dominion Realty Trust,
 Inc. .........................     283,739          4,468,889
                                                  ------------
                                                     8,403,762
                                                  ------------
ROAD & RAIL (0.4%)
Celadon Group, Inc. (a)........      25,000            319,000
Norfolk Southern Corp. ........      84,100          1,966,258
                                                  ------------
                                                     2,285,258
                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
Altera Corp. (a)...............      78,400          1,066,240
Applied Micro Circuits Corp.
 (a)...........................     109,300            516,989
Cypress Semiconductor Corp.
 (a)...........................     114,800          1,742,664
Intersil Corp. (a).............      68,600          1,466,668
Silicon Storage Technology,
 Inc. (a)......................      62,700            489,060
                                                  ------------
                                                     5,281,621
                                                  ------------
SOFTWARE (2.1%)
Adobe Systems Inc. ............     232,400          6,623,400
Ascential Software Corp. (a)...      91,470            255,201
Cerner Corp. (a)...............      10,900            521,347
Compuware Corp. (a)............      50,500            306,535
InterTrust Technologies Corp.
 (a)...........................     340,796          1,025,796
InterVoice-Brite, Inc. (a).....      12,000             17,160
MSC.Software Corp. (a).........      64,100            573,695
Network Associates, Inc. (a)...      47,900            923,033

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
SOFTWARE (CONTINUED)
Novell, Inc. (a)...............     102,800       $    329,988
Peregrine Systems, Inc. (a)....     172,400             51,720
                                                  ------------
                                                    10,627,875
                                                  ------------
SPECIALTY RETAIL (2.5%)
Burlington Coat Factory
 Warehouse Corp. ..............      31,348            666,145
Charming Shoppes, Inc. (a).....      44,900            387,936
RadioShack Corp. ..............     387,700         11,654,262
Systemax Inc. (a)..............      15,306             36,734
                                                  ------------
                                                    12,745,077
                                                  ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Alamosa Holdings, Inc. (a).....      19,500             27,495
AT&T Wireless Services, Inc.
 (a)...........................      73,708            431,192
Sprint Corp. (PCS Group) (a)...      99,366            444,166
                                                  ------------
                                                       902,853
                                                  ------------
Total Common Stocks
 (Cost $382,520,340)...........                    360,612,696
                                                  ------------
PREFERRED STOCKS (1.0%)
IT CONSULTING & SERVICES (1.0%)
Titan Capital Trust, Conv. Pfd.
 5.75%.........................     125,000          5,031,250
                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (0.0%) (b)
Equity Inns, Inc., Cum. Pfd.
 9.50%, Series A...............       5,600            137,144
                                                  ------------
Total Preferred Stocks (Cost
 $4,883,474)...................                      5,168,394
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
LONG-TERM BONDS (4.2%)
CORPORATE BONDS (4.2%)

AEROSPACE & DEFENSE (0.6%)
Orbital Sciences Corp., Conv.
 5.00%, due 10/1/02............  $2,900,000          2,751,375
                                                  ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%) (b)
Solectron Corp. Conv.
 (zero coupon), due 11/20/20...     250,000            116,250
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------
FOOD & DRUG RETAILING (1.2%)
Rite Aid Corp.
 7.625%, due 4/15/05...........  $5,000,000       $  3,800,000
Rite Aid Corp. Conv.
 5.25%, due 9/15/02............   2,000,000          1,970,000
                                                  ------------
                                                     5,770,000
                                                  ------------
FOOD PRODUCTS (0.0%) (B)
Aurora Foods Inc.
 9.875%, due 2/15/07...........     250,000            175,000
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.7%)
Akamai Technologies, Inc. Conv.
 5.50%, due 7/1/07.............   9,300,000          3,708,375
                                                  ------------

SOFTWARE (0.2%)
Peregrine Systems, Inc. Conv.
 5.50%, due 11/15/07...........   3,000,000          1,091,250
                                                  ------------

TRANSPORTATION INFRASTRUCTURE (1.5%)
American Commercial Lines LLC
 11.25%, due 1/1/08............   5,511,870          5,070,920
 12.00%, due 7/1/08 (c)........   4,621,954          2,726,953
                                                  ------------
                                                     7,797,873
                                                  ------------
Total Long-Term Bonds (Cost
 $20,395,693)..................                     21,410,123
                                                  ------------
SHORT-TERM INVESTMENTS (25.6%)

TIME DEPOSITS (25.6%)
Bank of New York Cayman
 1.625%, due
 7/1/02 - 7/10/02..............  130,528,000       130,528,000
                                                  ------------
Total Short-Term Investments
 (Cost $130,528,000)...........                    130,528,000
                                                  ------------
Total Investments (Cost
 $538,327,507) (d).............       101.7%       517,719,213(e)
Liabilities in Excess of
 Cash and Other Assets.........        (1.7)        (8,897,311)
                                 -----------      ------------
Net Assets.....................       100.0%      $508,821,902
                                 ===========      ============

-------

(a)  Non-income producing security.

(b)  Less than one tenth of a percent.

(c) PIK ("Payment in kind")--interest payment is made with additional securities.

(d)  The cost for federal income tax purposes is $538,213,567.

(e) At June 30, 2002, net unrealized depreciation was $20,494,354, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $45,722,744 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $66,217,098.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $538,327,507).............................................       $517,719,213
Cash........................................................              6,028
Receivables:
  Investment securities sold................................         26,787,398
  Fund shares sold..........................................         14,783,721
  Dividends and interest....................................          1,296,349
Other assets................................................             40,903
                                                                   ------------
        Total assets........................................        560,633,612
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         49,508,823
  Fund shares redeemed......................................          1,172,248
  Manager...................................................            290,063
  NYLIFE Distributors.......................................            225,051
  Transfer agent............................................            135,774
  Custodian.................................................             10,009
  Trustees..................................................              2,006
Accrued expenses............................................             95,075
Dividend payable............................................            372,661
                                                                   ------------
        Total liabilities...................................         51,811,710
                                                                   ------------
Net assets..................................................       $508,821,902
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     57,079
  Class B...................................................             70,248
  Class C...................................................             32,726
  Class I...................................................             45,396
Additional paid-in capital..................................        529,227,893
Accumulated undistributed net investment income.............            175,536
Accumulated net realized loss on investments................           (178,682)
Net unrealized depreciation on investments..................        (20,608,294)
                                                                   ------------
Net assets..................................................       $508,821,902
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $142,773,855
                                                                   ============
Shares of beneficial interest outstanding...................          5,707,892
                                                                   ============
Net asset value per share outstanding.......................       $      25.01
Maximum sales charge (5.50% of offering price)..............               1.46
                                                                   ------------
Maximum offering price per share outstanding................       $      26.47
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $171,948,246
                                                                   ============
Shares of beneficial interest outstanding...................          7,024,794
                                                                   ============
Net asset value and offering price per share outstanding....       $      24.48
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 80,105,207
                                                                   ============
Shares of beneficial interest outstanding...................          3,272,635
                                                                   ============
Net asset value and offering price per share outstanding....       $      24.48
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $113,994,594
                                                                   ============
Shares of beneficial interest outstanding...................          4,539,572
                                                                   ============
Net asset value and offering price per share outstanding....       $      25.11
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,740,255
  Interest..................................................     2,555,058
                                                              ------------
    Total income............................................     4,295,313
                                                              ------------
Expenses:
  Manager...................................................     1,724,133
  Distribution--Class B.....................................       592,606
  Distribution--Class C.....................................       258,210
  Transfer agent............................................       573,876
  Service--Class A..........................................       163,937
  Service--Class B..........................................       197,535
  Service--Class C..........................................        86,070
  Shareholder communication.................................        78,934
  Recordkeeping.............................................        36,067
  Professional..............................................        29,356
  Custodian.................................................        22,176
  Trustees..................................................         8,358
  Registration..............................................         3,519
  Miscellaneous.............................................        40,458
                                                              ------------
    Total expenses before reimbursement.....................     3,815,235
Expense reimbursement by Manager............................       (68,121)
                                                              ------------
    Net expenses............................................     3,747,114
                                                              ------------
Net investment income.......................................       548,199
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (1,643,424)
Net change in unrealized appreciation on investments........   (49,333,569)
                                                              ------------
Net realized and unrealized loss on investments.............   (50,976,993)
                                                              ------------
Net decrease in net assets resulting from operations........  $(50,428,794)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $104.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2002*       2001
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    548,199    $    304,773
  Net realized gain (loss) on investments...................     (1,643,424)      1,454,876
  Net change in unrealized appreciation on investments......    (49,333,569)      4,221,642
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (50,428,794)      5,981,291
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (168,382)        (91,819)
    Class B.................................................             --              --
    Class C.................................................             --              --
    Class I.................................................       (204,281)       (230,011)
  From net realized gain on investments:
    Class A.................................................             --        (484,596)
    Class B.................................................             --        (655,854)
    Class C.................................................             --        (245,181)
    Class I.................................................             --        (475,539)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....       (372,663)     (2,183,000)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     75,359,838      93,868,013
    Class B.................................................     66,768,342     105,112,834
    Class C.................................................     41,506,331      46,417,919
    Class I.................................................     34,709,221      33,792,356
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --         471,489
    Class B.................................................             --         589,482
    Class C.................................................             --         196,234
    Class I.................................................             --         659,849
                                                               ------------    ------------
                                                                218,343,732     281,108,176
  Cost of shares redeemed:
    Class A.................................................    (21,594,922)    (14,065,090)
    Class B.................................................    (11,855,948)    (11,697,847)
    Class C.................................................     (4,441,097)     (2,584,972)
    Class I.................................................     (7,073,470)     (8,419,104)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    173,378,295     244,341,163
                                                               ------------    ------------
      Net increase in net assets............................    122,576,838     248,139,454
NET ASSETS:
Beginning of period.........................................    386,245,064     138,105,610
                                                               ------------    ------------
End of period...............................................   $508,821,902    $386,245,064
                                                               ============    ============
Accumulated undistributed net investment income at end of
  period....................................................   $    175,536              --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                Class A                                          Class B
                             ----------------------------------------------   ----------------------------------------------
                             Six months       Year ended         June 9*      Six months       Year ended         June 9*
                               ended         December 31,        through        ended         December 31,        through
                              June 30,    ------------------   December 31,    June 30,    ------------------   December 31,
                               2002+        2001      2000         1999         2002+        2001      2000         1999
                             ----------   --------   -------   ------------   ----------   --------   -------   ------------
Net asset value at
 beginning of period......    $  27.66    $  27.25   $ 26.22      $25.38       $  27.13    $  26.92   $ 26.15     $ 25.38
                              --------    --------   -------      ------       --------    --------   -------     -------
Net investment income
 (loss)...................        0.06(a)     0.03      0.02        0.05          (0.02)(a)   (0.06)   (0.11)        0.02
Net realized and
 unrealized gain (loss) on
 investments..............       (2.68)       0.55      4.17        1.81          (2.63)       0.41      4.04        1.76
                              --------    --------   -------      ------       --------    --------   -------     -------
Total from investment
 operations...............       (2.62)       0.58      4.19        1.86          (2.65)       0.35      3.93        1.78
                              --------    --------   -------      ------       --------    --------   -------     -------
Less dividends and
 distributions:
 From net investment
   income.................       (0.03)      (0.03)       --       (0.08)            --          --        --       (0.07)
 From net realized gain on
   investments............          --       (0.14)    (3.16)      (0.94)            --       (0.14)    (3.16)      (0.94)
                              --------    --------   -------      ------       --------    --------   -------     -------
Total dividends and
 distributions............       (0.03)      (0.17)    (3.16)      (1.02)            --       (0.14)    (3.16)      (1.01)
                              --------    --------   -------      ------       --------    --------   -------     -------
Net asset value at end of
 period...................    $  25.01    $  27.66   $ 27.25      $26.22       $  24.48    $  27.13   $ 26.92     $ 26.15
                              ========    ========   =======      ======       ========    ========   =======     =======
Total investment return
 (b)......................       (9.47%)      2.11%    16.67%       7.53%         (9.77%)      1.29%    15.72%       7.23%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment income
     (loss)...............        0.55%++     0.37%     0.12%       0.46%++       (0.20%)++   (0.38%)   (0.63%)     (0.29%)++
   Net expenses...........        1.32%++     1.25%     1.25%       1.25%++        2.07%++     2.00%     2.00%       2.00%++
   Expenses (before
     reimbursement).......        1.35%++     1.43%     1.44%       1.41%++        2.10%++     2.18%     2.19%       2.16%++
Portfolio turnover rate...           9%         19%       40%         32%             9%         19%       40%         32%
Net assets at end of
 period (in 000's)........    $142,774    $103,402   $$22,048     $8,651       $171,948    $134,883   $40,078     $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.

** The financial information for the year ended December 31, 1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Fund (formerly MainStay MAP Equity Fund).
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       Class C                                               Class I**
    ---------------------------------------------   ------------------------------------------------------------
    Six months      Year ended         June 9*      Six months
      ended        December 31,        through        ended                  Year ended December 31,
     June 30,    -----------------   December 31,    June 30,    -----------------------------------------------
      2002+       2001      2000         1999         2002+       2001      2000      1999      1998      1997
    ----------   -------   -------   ------------   ----------   -------   -------   -------   -------   -------
     $ 27.13     $ 26.92   $ 26.15     $ 25.38       $  27.75    $ 27.31   $ 26.25   $ 24.58   $ 22.73   $ 20.66
     -------     -------   -------     -------       --------    -------   -------   -------   -------   -------
       (0.02)(a)   (0.06)    (0.11)       0.02           0.09(a)    0.07      0.12      0.11      0.33      0.28
       (2.63)       0.41      4.04        1.76          (2.68)      0.58      4.13      2.81      4.81      5.49
     -------     -------   -------     -------       --------    -------   -------   -------   -------   -------
       (2.65)       0.35      3.93        1.78          (2.59)      0.65      4.25      2.92      5.14      5.77
     -------     -------   -------     -------       --------    -------   -------   -------   -------   -------
          --          --        --       (0.07)         (0.05)     (0.07)    (0.03)    (0.11)    (0.33)    (0.29)
          --       (0.14)    (3.16)      (0.94)            --      (0.14)    (3.16)    (1.14)    (2.96)    (3.41)
     -------     -------   -------     -------       --------    -------   -------   -------   -------   -------
          --       (0.14)    (3.16)      (1.01)         (0.05)     (0.21)    (3.19)    (1.25)    (3.29)    (3.70)
     -------     -------   -------     -------       --------    -------   -------   -------   -------   -------
     $ 24.48     $ 27.13   $ 26.92     $ 26.15       $  25.11    $ 27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
     =======     =======   =======     =======       ========    =======   =======   =======   =======   =======
       (9.77%)      1.29%    15.72%       7.23%         (9.35%)     2.36%    16.88%    12.18%    24.23%    27.99%
       (0.20%)++   (0.38%)   (0.63%)     (0.29%)+        0.80%++    0.62%     0.37%     0.39%     1.10%     1.18%
        2.07%++     2.00%     2.00%       2.00%+         1.07%++    1.00%     1.00%     0.88%     0.70%     0.82%
        2.10%++     2.18%     2.19%       2.16%+         1.10%++    1.18%     1.19%     0.96%     0.77%     0.82%
           9%         19%       40%         32%             9%        19%       40%       32%       41%       58%
     $80,105     $51,234   $ 6,546     $ 2,478       $113,995    $96,726   $69,434   $63,460   $60,414   $94,172

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Fund




NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (formerly MainStay MAP Equity Fund, the "Fund").

MainStay MAP Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. As of June 10, 2002 the MainStay MAP Equity Fund was renamed the MainStay MAP Fund. The financial statements of the MainStay MAP Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited




the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered

MainStay MAP Fund




temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund is accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2002, the Manager earned $1,724,133 and reimbursed the Fund $68,121. The Manager had contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager voluntarily agreed to continue the limitation through March 11, 2002. Effective March 12, 2002, the Manager voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.10%, 1.35%, 2.10% and 2.10% of the average daily net assets of the Class I, Class A, Class B and Class C shares, respectively. For a two-year period following expiration of the contractual expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the contractual expense limitation. The amount of such expenses was $376,582.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $97,080 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A,

MainStay MAP Fund




Class B and Class C shares of $518, $154,724 and $23,728, respectively, for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the six months ended June 30, 2002 amounted to $573,876.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $5,403 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $36,067 for the six months ended June 30, 2002.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $156,700 and $32,470, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        SIX MONTHS ENDED                           YEAR ENDED
                                         JUNE 30, 2002*                         DECEMBER 31, 2001
                              -------------------------------------   -------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                              -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   2,774     2,508     1,555     1,313     3,438     3,917     1,738     1,233
Shares issued in
  reinvestment of dividends
  and distributions.........      --        --        --        --        17        22         7        24
                               -----     -----     -----     -----     -----     -----     -----     -----
                               2,774     2,508     1,555     1,313     3,455     3,939     1,745     1,257
Shares redeemed.............    (805)     (454)     (171)     (259)     (525)     (456)     (100)     (313)
                               -----     -----     -----     -----     -----     -----     -----     -----
Net increase................   1,969     2,054     1,384     1,054     2,930     3,483     1,645       944
                               =====     =====     =====     =====     =====     =====     =====     =====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSMP10- 08/02
                                                                 30

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) MAP Fund

    SEMIANNUAL REPORT
    UNAUDITED

    JUNE 30, 2002

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay U.S. Large Cap
                                                              Equity Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Performance for the Period Ended 6/30/02         7
                                                              Returns and Lipper Rankings as of 6/30/02        9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              The MainStay(R) Funds                           22

                       This page intentionally left blank

President's Letter

As many investors are aware, the first half of 2002 was marked by pronounced volatility. The stock and bond markets were influenced by a variety of factors--including Middle East tensions, Wall Street investigations, insider-trading allegations, and corporate accounting irregularities. Throughout the first six months of the year, the Federal Reserve left the targeted federal funds rate unchanged at 1.75%, allowing natural market forces to move interest rates without central bank intervention. The yield curve steepened and most debt markets provided positive total returns for the first half of 2002.

Inflation remained modest throughout the six-month period. Real gross domestic product rose 5.0% in the first quarter of 2002, and according to advance estimates, real GDP grew at a more modest pace in the second quarter. Although stocks generally rise when the economy begins to recover, in this case, a rally could not be sustained and stocks generally declined. High unemployment, negative earnings announcements, and other market challenges tempered expectations about the recovery. Many investors felt that despite a prolonged correction, stocks in general remained overpriced.

For long-term investors, temporary market setbacks seldom pose a real concern. Given the extended nature of the recent downturn, however, many investors are taking time to reconsider their investment approach. Some are adding diversification--a strategy that MainStay has long advocated--to help manage portfolio risk. Many people share our belief that consistent application of sound investment strategies over full market cycles is a reasonable way to pursue competitive results. Aside from making minor portfolio adjustments, many of these investors are adhering to the basic strategies that have guided their portfolios for years.

Each MainStay Fund follows a strict investment process that is appropriate to the Fund's objective and does not change when the markets move or the economy shifts. In this way, we seek to help investors pursue their long-range goals without market timing or style drift. While no one can say with certainty how the economy will unfold, at MainStay, you can take comfort in our consistent investment process and our commitment to shareholder service.

The report that follows explains the market factors and management decisions that affected your MainStay Fund during the six months ended June 30, 2002. If you have any questions about the report or your MainStay Fund(s), your registered investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2002

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
U.S. Large Cap Equity Fund versus
S&P 500(R) Index and Inflation

CLASS A SHARES Total Return: Since Inception -21.47%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                  $9,450                      $10,000                     $10,000
3/02                                                     9,223                       10,023                      10,734
6/02                                                     7,853                        8,684                      10,135

CLASS B SHARES Total Return: Since Inception -21.34%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                  $10,000                     $10,000                     $10,000
3/02                                                      9,750                      10,023                      10,734
6/02                                                      7,866                       8,684                      10,135

CLASS C SHARES Total Return: Since Inception -18.03%
[LINE GRAPH]

                                                 MAINSTAY U.S. LARGE CAP
                                                       EQUITY FUND              S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                 -----------------------        ----------------           ------------------
1/2/02                                                  $10,000                     $10,000                     $10,000
3/02                                                      9,750                      10,023                      10,734
6/02                                                      8,197                       8,684                      10,135

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 5%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 2002, the stock market faced powerful tag-team opponents--corporate scandal and geopolitical uncertainty. Just as the Enron-Arthur Anderson debacle was resolving, additional scandals and investigations rocked a number of other corporations and Wall Street firms. In late June 2002, WorldCom announced a shocking $3.8 billion earnings restatement. Investor concern turned to outright cynicism as the question of corporate credibility took center stage in the stock market.

Meanwhile, the war on terrorism advanced, Middle East tensions continued to flare, and South Asian border disputes raised nuclear concerns. Through all of this, the Federal Reserve remained on hold, allowing interest rates to move with natural market forces rather than central bank intervention. During the first quarter, real gross domestic product rose a hefty 5.0%, suggesting economic recovery was underway. Nevertheless, with high unemployment, high consumer debt, and the word "surplus" quickly disappearing from the government's vocabulary, the question of whether consumer spending could sustain an economic turnaround became increasingly troublesome. Stocks declined steadily in May and June of 2002, and investors pushed the anticipated arrival time for an economic recovery further into the future.

PERFORMANCE REVIEW

From the Fund's inception on January 2, 2002, through June 30, 2002, MainStay U.S. Large Cap Equity Fund returned -16.90% for Class A shares and -17.20% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -13.66% return for the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -13.16% return of the S&P 500(R) Index(2) for the first six months of 2002.

STRATEGIC POSITIONING

The Fund uses a "top-down" approach to control risk at the portfolio level. Once the desired portfolio characteristics are established, we use a "bottom-up" approach for selecting individual stocks. The process utilizes an investment-return model to select securities with an expected return equal to or greater than that of the market. The Fund also places an emphasis on individual securities that will contribute to desired portfolio characteristics.

The Fund made its initial investments in a period when hopes for an economic recovery in the second half of 2002 were high. As that sentiment changed, however, the stock market began to falter. The Fund has taken advantage of

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

PERFORMANCE FOR THE PERIOD ENDED 6/30/02
[LINE GRAPH]

                                                                          CLASS A                      CLASS B AND CLASS C
                                                                          -------                      -------------------
6/02                                                                       -16.90%                             -17.20%

substantial price declines by increasing its commitment to many of its current holdings. These moves increased the cyclical and growth characteristics of the Fund's portfolio to near market levels.

More specifically, as of June 30, 2002, the Fund was concentrated among stocks with a slightly larger average capitalization than the market, and slightly lower price/earnings ratios. Stocks in the Fund also have a slightly higher yield than the stocks of the S&P 500 Index. We believe these characteristics are likely to benefit shareholders in a period of market volatility. We also believe that when matters of corporate trust are finally resolved and the economy begins to show signs of steady and sustainable recovery, larger-capitalization stocks may outperform and stocks with lower price/earnings ratios will have more room to grow.

During the reporting period, the Fund eliminated positions in WorldCom, Conexant Systems, and ADC Telecommunications, all of which suffered relatively steady declines during the six months ended June 30, 2002. The Fund added positions in systems-management giant Electronic Data Systems, nationwide thrift Washington Mutual, and major biotech firm Genentech. During the reporting period, however, only Washington Mutual provided positive results for the Fund.

Most of the Fund's activity during this difficult period has been aimed at posi-tioning it for the coming economic recovery. To that end, as of June 30, 2002, the Fund was overweighted relative to the S&P 500 in capital goods, tech-nology, health care, and financial services, and underweighted in consumer nondurables, consumer services, housing, and business equipment and services. In light of the continuing fallout from the Enron scandal, the Fund was slightly underweighted in utilities.

LOOKING AHEAD

We believe that the recent corporate accounting scandals will mark a turning point in corporate governance. If past excesses ultimately result in better reporting and more accurate valuations, the upcoming economic recovery may place the market on more solid and realistic footing.

If that happens, we believe that the Fund may be poised to outperform its benchmark. Several sectors have suffered disproportionately in the wake of corporate scandals and market corrections. Others may play an essential role in getting the economy back on track. Either way, we feel that the Fund's port-folio is appropriately positioned in light of current conditions.

While no one can say what the markets or the economy will bring, the Fund will continue to seek to realize above-average total return consistent with reason-able risk.

Portfolio Management Team
McMorgan & Company LLC

Returns and Lipper Rankings as of 6/30/02

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                       SINCE INCEPTION
                       THROUGH 6/30/02
Class A                    -16.90%
Class B                    -17.20%
Class C                    -17.20%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                       SINCE INCEPTION
                       THROUGH 6/30/02
Class A                    -21.47%
Class B                    -21.34%
Class C                    -18.03%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/02

                       SINCE INCEPTION
                       THROUGH 6/30/02
Class A              718 out of 873 funds
Class B              738 out of 873 funds
Class C              738 out of 873 funds

Average Lipper
large-cap core fund
                           -13.66%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/02

                            NAV 6/30/02               INCOME               CAPITAL GAINS
    Class A                    $8.31                  $0.0000                 $0.0000
    Class B                    $8.28                  $0.0000                 $0.0000
    Class C                    $8.28                  $0.0000                 $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/02. Since-inception return for the average Lipper peer fund is for the period from 1/2/02 through 6/30/02.

MainStay U.S. Large Cap Equity Fund

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (98.9%)+
AEROSPACE & DEFENSE (1.0%)
Honeywell International Inc. .....  6,200       $   218,426
                                                -----------

AIRLINES (0.2%)
AMR Corp. (a).....................  3,100            52,266
                                                -----------
AUTOMOBILES (1.4%)
Ford Motor Co. ................... 10,000           160,000
General Motors Corp. .............  2,800           149,660
                                                -----------
                                                    309,660
                                                -----------
BANKS (6.0%)
Bank of America Corp. ............  9,550           671,938
Bank One Corp. ...................  2,900           111,592
U.S. Bancorp...................... 11,900           277,865
Wachovia Corp. ...................  6,200           236,716
Washington Mutual, Inc. ..........  1,200            44,532
                                                -----------
                                                  1,342,643
                                                -----------
BEVERAGES (2.3%)
Anheuser-Busch Cos., Inc. ........  3,900           195,000
PepsiCo, Inc. ....................  6,500           313,300
                                                -----------
                                                    508,300
                                                -----------
BIOTECHNOLOGY (0.4%)
Genentech, Inc. (a)...............  2,600            87,100
                                                -----------

CHEMICALS (2.6%)
Dow Chemical Co. (The)............  5,000           171,900
E.I. du Pont de Nemours & Co. ....  4,000           177,600
PPG Industries, Inc. .............  3,800           235,220
                                                -----------
                                                    584,720
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Automatic Data Processing,
 Inc. ............................  3,600           156,780
Paychex, Inc. ....................  2,900            90,741
                                                -----------
                                                    247,521
                                                -----------
COMMUNICATIONS EQUIPMENT (3.0%)
Cisco Systems, Inc. (a)........... 25,200           351,540
Comverse Technology, Inc. (a).....  5,000            46,300
JDS Uniphase Corp. (a)............  9,100            24,479
Lucent Technologies Inc. (a)......  9,200            15,272
Motorola, Inc. ................... 16,200           233,604
                                                -----------
                                                    671,195
                                                -----------
COMPUTERS & PERIPHERALS (5.3%)
Dell Computer Corp. (a)...........  4,900           128,086
EMC Corp. (a)..................... 10,800            81,540

                                    SHARES         VALUE
                                    -----------------------
COMPUTERS & PERIPHERALS (CONTINUED)
Hewlett-Packard Co. .............. 19,738           301,597
International Business Machines
 Corp. ...........................  8,600           619,200
Sun Microsystems, Inc. (a)........  11,000      $    55,110
                                                -----------
                                                  1,185,533
                                                -----------
DIVERSIFIED FINANCIALS (10.9%)
Citigroup Inc. ...................  23,200          899,000
Fannie Mae........................  11,500          848,125
J.P. Morgan Chase & Co. ..........  20,400          691,968
                                                -----------
                                                  2,439,093
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
AT&T Corp. .......................  6,000            64,200
SBC Communications Inc. .......... 12,800           390,400
Verizon Communications Inc. ......  7,250           291,087
                                                -----------
                                                    745,687
                                                -----------
ELECTRIC UTILITIES (2.3%)
Entergy Corp. ....................  3,500           148,540
Exelon Corp. .....................  4,500           235,350
TXU Corp. ........................  2,350           120,790
                                                -----------
                                                    504,680
                                                -----------
ELECTRICAL EQUIPMENT (1.0%)
Emerson Electric Co. .............  4,150           222,066
                                                -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc. (a)....  1,800            42,984
Solectron Corp. (a)...............  7,000            43,050
                                                -----------
                                                     86,034
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.9%)
Schlumberger Ltd. ................  4,500           209,250
                                                -----------

FOOD & DRUG RETAILING (2.8%)
Albertson's, Inc. ................  8,000           243,680
Kroger Co. (The) (a)..............  6,400           127,360
Walgreen Co. .....................  6,800           262,684
                                                -----------
                                                    633,724
                                                -----------
FOOD PRODUCTS (0.8%)
J.M. Smucker Co. (The)............     54             1,843
Sara Lee Corp. ...................  9,000           185,760
                                                -----------
                                                    187,603
                                                -----------
GAS UTILITIES (0.4%)
El Paso Corp. ....................  4,100            84,501
                                                -----------

HEALTH CARE EQUIPMENT & SUPPLIES (1.4%)
Baxter International Inc. (a).....  6,600           293,304
Zimmer Holdings, Inc. (a).........    600            21,396
                                                -----------
                                                    314,700
                                                -----------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2002 unaudited

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE PROVIDERS & SERVICES (2.7%)
Cardinal Health, Inc. ............    900       $    55,269
HCA Inc. .........................  3,500           166,250
UnitedHealth Group Inc. ..........  4,100           375,355
                                                -----------
                                                    596,874
                                                -----------
HOUSEHOLD PRODUCTS (1.8%)
Kimberly-Clark Corp. .............  2,600           161,200
Procter & Gamble Co. (The)........  2,700           241,110
                                                -----------
                                                    402,310
                                                -----------
INDUSTRIAL CONGLOMERATES (5.5%)
3M Co. ...........................  1,700           209,100
General Electric Co. ............. 27,100           787,255
Tyco International Ltd. .......... 16,950           228,995
                                                -----------
                                                  1,225,350
                                                -----------
INSURANCE (3.7%)
Allstate Corp. (The)..............  3,100           114,638
American International Group,
 Inc. ............................  6,600           450,318
Chubb Corp. (The).................  3,800           269,040
                                                -----------
                                                    833,996
                                                -----------
IT CONSULTING & SERVICES (0.2%)
Electronic Data Systems Corp. ....    900            33,435
                                                -----------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co. ................  1,000            29,170
                                                -----------

MEDIA (2.1%)
AOL Time Warner Inc. (a).......... 11,700           172,107
Knight-Ridder, Inc. ..............  2,750           173,112
Walt Disney Co. (The) (a).........  6,600           124,740
                                                -----------
                                                    469,959
                                                -----------
METALS & MINING (1.0%)
Alcoa Inc. .......................  7,000           232,050
                                                -----------
MULTILINE RETAIL (3.7%)
Costco Wholesale Corp. (a)........  3,700           142,894
May Department Stores Co. (The)...  4,700           154,771
Penney (J.C.) Co., Inc. ..........  3,600            79,272
Sears, Roebuck & Co. .............  2,400           130,320
Wal-Mart Stores, Inc. ............  5,600           308,056
                                                -----------
                                                    815,313
                                                -----------
OIL & GAS (6.7%)
BP PLC ADR (b)....................  5,600           282,744
Burlington Resources Inc. ........  2,200            83,600

                                    SHARES         VALUE
                                    -----------------------
OIL & GAS (CONTINUED)
ChevronTexaco Corp. ..............  5,900       $   522,150
Exxon Mobil Corp. ................ 11,500           470,580
Royal Dutch Petroleum Co. ........  2,400           132,648
                                                -----------
                                                  1,491,722
                                                -----------
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp. ............  3,400            83,572
                                                -----------

PHARMACEUTICALS (10.9%)
Bristol-Myers Squibb Co. .........  5,600           143,920
Eli Lilly & Co. ..................  4,600           259,440
Johnson & Johnson................. 10,350           540,891
Merck & Co. Inc. .................  7,500           379,800
Pfizer Inc. ...................... 18,600           651,000
Pharmacia Corp. ..................  6,100           228,445
Schering-Plough Corp. ............  9,800           241,080
                                                -----------
                                                  2,444,576
                                                -----------
ROAD & RAIL (0.6%)
CSX Corp. ........................  4,100           142,721
                                                -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.6%)
Agere Systems Inc. Class A (a)....     99               139
Agere Systems Inc. Class B (a)....  2,433             3,649
Applied Materials, Inc. (a).......  6,400           121,728
Intel Corp. ...................... 22,200           405,594
Novellus Systems, Inc. (a)........  1,200            40,800
Skyworks Solutions, Inc. (a)......     70               390
Teradyne, Inc. (a)................    700            16,450
Texas Instruments Inc. ...........  7,800           184,860
Xilinx, Inc. (a)..................  1,800            40,374
                                                -----------
                                                    813,984
                                                -----------
SOFTWARE (4.0%)
BMC Software, Inc. (a)............  4,200            69,720
Microsoft Corp. (a)............... 13,200           714,384
Parametric Technology Corp. (a)...  7,100            25,411
VERITAS Software Corp. (a)........  4,800            94,992
                                                -----------
                                                    904,507
                                                -----------
SPECIALTY RETAIL (1.1%)
Home Depot, Inc. (The)............  6,500           238,745
                                                -----------

TOBACCO (2.5%)
Philip Morris Cos. Inc. .......... 13,000           567,840
                                                -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay U.S. Large Cap Equity Fund

                                    SHARES         VALUE
                                    -----------------------
COMMON STOCKS (CONTINUED)

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
AT&T Wireless Services Inc. (a)...  1,900       $    11,115
Vodafone Group PLC ADR (b)........ 12,500           170,625
                                                -----------
                                                    181,740
                                                -----------
Total Investments
 (Cost $26,453,855) (c)...........   98.9%       22,142,566(d)
Cash and Other Assets, Less
 Liabilities......................    1.1           245,318
                                    ------      -----------
Net Assets........................  100.0%      $22,387,884
                                    ======      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At June 30, 2002, net unrealized depreciation was
     $4,311,289, based on cost for federal income tax
     purposes. This consisted of aggregated gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $549,024 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $4,860,313.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2002 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $26,453,855)..............................................       $22,142,566
Cash........................................................           271,814
Receivables:
  Dividends.................................................            40,117
  Fund shares sold..........................................             6,893
  Investment securities sold................................             1,448
Unamortized offering costs..................................            20,859
Other assets................................................             6,279
                                                                   -----------
        Total assets........................................        22,489,976
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................            26,311
  Transfer agent............................................            23,766
  Shareholder communication.................................            13,489
  Professional..............................................            12,845
  Manager...................................................            10,777
  NYLIFE Distributors.......................................             5,041
  Custodian.................................................             3,356
  Fund shares redeemed......................................               336
  Trustees..................................................               290
Accrued expenses............................................             5,881
                                                                   -----------
        Total liabilities...................................           102,092
                                                                   -----------
Net assets..................................................       $22,387,884
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    25,624
  Class B...................................................             1,144
  Class C...................................................               173
Additional paid-in capital..................................        26,802,886
Accumulated undistributed net investment income.............            19,271
Accumulated net realized loss on investments................          (149,925)
Net unrealized depreciation on investments..................        (4,311,289)
                                                                   -----------
Net assets..................................................       $22,387,884
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $21,296,460
                                                                   ===========
Shares of beneficial interest outstanding...................         2,562,379
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.31
Maximum sales charge (5.50% of offering price)..............              0.48
                                                                   -----------
Maximum offering price per share outstanding................       $      8.79
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $   948,059
                                                                   ===========
Shares of beneficial interest outstanding...................           114,449
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.28
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   143,365
                                                                   ===========
Shares of beneficial interest outstanding...................            17,308
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.28
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 2, 2002* through June 30, 2002 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   193,611
  Interest..................................................        6,642
                                                              -----------
    Total income............................................      200,253
                                                              -----------
Expenses:
  Manager...................................................       77,177
  Transfer agent............................................       39,340
  Service--Class A..........................................       28,714
  Service--Class B..........................................          824
  Service--Class C..........................................          146
  Amortization of offering costs............................       18,893
  Shareholder communication.................................       13,803
  Professional..............................................       12,986
  Registration..............................................       11,698
  Custodian.................................................        6,048
  Recordkeeping.............................................        6,000
  Pricing service...........................................        4,250
  Distribution--Class B.....................................        2,443
  Distribution--Class C.....................................          437
  Trustees..................................................          497
  Miscellaneous.............................................        9,796
                                                              -----------
    Total expenses before reimbursement.....................      233,052
Expense reimbursement by Manager............................      (52,070)
                                                              -----------
    Net expenses............................................      180,982
                                                              -----------
Net investment income.......................................       19,271
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................     (149,925)
Net unrealized depreciation on investments..................   (4,311,289)
                                                              -----------
Net realized and unrealized loss on investments.............   (4,461,214)
                                                              -----------
Net decrease in net assets resulting from operations........  $(4,441,943)
                                                              ===========

-------
 *   Commencement of operations.
(a)  Dividends recorded net of foreign withholding taxes of $873.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              January 2, 2002*
                                                                  through
                                                              June 30, 2002**
                                                              ----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $    19,271
  Net realized loss on investments..........................       (149,925)
  Net unrealized depreciation on investments................     (4,311,289)
                                                                -----------
  Net decrease in net assets resulting from operations......     (4,441,943)
                                                                -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     25,580,187
    Class B.................................................      1,127,590
    Class C.................................................        167,097
  Cost of shares redeemed:
    Class A.................................................         (9,246)
    Class B.................................................        (35,798)
    Class C.................................................             (3)
                                                                -----------
      Increase in net assets derived from capital share
       transactions.........................................     26,829,827
                                                                -----------
      Net increase in net assets............................     22,387,884
NET ASSETS:
Beginning of period.........................................             --
                                                                -----------
End of period...............................................    $22,387,884
                                                                ===========
Accumulated net investment income at end of period..........    $    19,271
                                                                ===========

-------
 *   Commencement of operations.
**   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                Class A        Class B        Class C
                                                              -----------    -----------    -----------
                                                                      January 2, 2002* through
                                                                           June 30, 2002**
                                                              -----------------------------------------
Net asset value at beginning of period......................    $ 10.00        $ 10.00        $ 10.00
                                                                -------        -------        -------
Net investment gain (loss) (a)..............................       0.01          (0.02)         (0.02)
Net realized and unrealized loss on investments.............      (1.70)         (1.70)         (1.70)
                                                                -------        -------        -------
Total from investment operations............................      (1.69)         (1.72)         (1.72)
                                                                -------        -------        -------
Net asset value at end of period............................    $  8.31        $  8.28        $  8.28
                                                                =======        =======        =======
Total investment return (b).................................     (16.90%)       (17.20%)       (17.20%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment gain (loss)..............................       0.19%+        (0.56%)+       (0.56%)+
    Net expenses............................................       1.50%+         2.25%+         2.25%+
    Expenses (before reimbursement).........................       1.94%+         2.69%+         2.69%+
Portfolio turnover rate.....................................         --(c)          --(c)          --(c)
Net assets at end of period (in 000's)......................    $21,296        $   948        $   143

-------
 *   Commencement of operations.
**   Unaudited.
 +   Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c)  Less than one percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements unaudited

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay U.S. Large Cap Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 28, 2001, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2002. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize above average total return consistent with reasonable risk.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange,

MainStay U.S. Large Cap Equity Fund

including the National Association of Securities Dealers National Market System,
(c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

OFFERING COSTS. Costs incurred in connection with the initial offering of Fund, in the amount of $39,752, are being amortized over a period of 12 months beginning with the commencement of operations on January 2, 2002.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-porary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribu-tion plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to McMorgan & Company LLC (the "Subadvisor") a wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2002, the Manager earned $77,177 and reimbursed the Fund $52,070.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.325% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the

MainStay U.S. Large Cap Equity Fund

"Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $232 for the six months ended June 30, 2002. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $137 for the six months ended June 30, 2002.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the six months ended June 30, 2002 amounted to $39,340.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2002, New York Life held shares of Class A, Class B and Class C with a net asset value of $20,608,897, $82,894 and $82,911, respectively. This represents 96.8%, 8.7% and 57.8% of the Class A, Class B and Class C of the net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $263 for the six months ended June 30, 2002.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of

1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2002.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2002, purchases and sales of securities, other than short-term securities, were $26,676 and $72, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive share-holder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2002.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                   JANUARY 2, 2002*
                                                                        THROUGH
                                                                    JUNE 30, 2002**
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,563      118       17
Shares redeemed.............................................      (1)      (4)      --(a)
                                                               -----      ---       --
Net increase................................................   2,562      114       17
                                                               =====      ===       ==

-------
 *   Commencement of operations.
**   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Fund(3)
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(4)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) As of June 10, 2002, MainStay MAP Equity Fund was renamed MainStay MAP Fund.
(4) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of June 30, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSLE10-08/02
                                                                31
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    U.S. Large Cap
    Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2002

    [MAINSTAY LOGO]